UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07452

AIM Variable Insurance Funds

(Invesco Variable Insurance Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 12/31

Date of reporting period: 12/31/19

Item 1. Report to Stockholders.

Annual Report to Shareholders	December 31, 2019

Invesco V.I. American Franchise Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

    If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

    You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Invesco Distributors, Inc.	VK-VIAMFR-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2019, Series I shares of Invesco V.I. American Franchise Fund (the Fund) outperformed the Russell 1000 Growth Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/18 to 12/31/19, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	36.76%
Series II Shares	36.43
S&P 500 Index▼ (Broad Market Index)	31.49
Russell 1000 Growth Index▼ (Style-Specific Index)	36.39
Lipper VUF Large-Cap Growth Funds Index∎ (Peer Group Index)	32.69

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Equity markets rallied in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and indication that the US Federal Reserve (the Fed) would not raise interest rates in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

    Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

    Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019.1 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

    Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. Risk assets surged higher as a result of a delay in the Brexit agreement until January 2020, optimism that phase one of a US-China trade deal would be completed and better-than-expected third-quarter corporate earnings results. The US economy rose higher than expected, at 2.1% during the third quarter of 2019.2 During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

    Given this landscape, the Fund produced a strong, double-digit return and outperformed its style-specific benchmark during the year. Relative performance was primarily driven by stock selection in the financials, health care and consumer staples sectors. Stock selection in industrials and consumer discretionary was also beneficial to the Fund’s relative performance. Conversely, stock selection in and underweight exposure to information technology (IT), as well as overweight exposure to energy detracted from the Fund’s relative performance. Ancillary cash also hurt the Fund’s relative returns given strong stock market performance during the year.

    Top individual contributors to the Fund’s performance during the year included Facebook, Microsoft and Amazon.com. Social media giant Facebook reported strong earnings results during the year, showcasing an increase in the number of users worldwide, as well as increased revenue. In our view, increasing monetization for areas of Facebook, such as “Stories,” “Watch and “Messenger,” as well as improving margins from slowing regulatory and privacy costs would be more impactful in the future.

    During the year, Microsoft contributed to the Fund’s performance on an absolute basis. However, the Fund’s underweight exposure to the company versus its style specific benchmark detracted from the Fund’s relative performance. Investor confidence in Microsoft grew following strong growth in Azure, its cloud computing platform. Additionally, Microsoft was awarded the $10 billion Joint Enterprise Defense Infrastructure (JEDI) contract from the US Department of Defense, further strengthening its competitive position. We see opportunity

Portfolio Composition
By sector	% of total net assets

Information Technology	29.05%
Consumer Discretionary	20.43
Communication Services	18.79
Health Care	13.53
Industrials	7.55
Financials	5.09
Consumer Staples	3.95
Other Sectors, Each Less than 2% of Net Assets	1.76
Money Market Funds Plus Other
Assets Less Liabilities	(0.15)

Top 10 Equity Holdings*
% of total net assets

1. Amazon.com, Inc.	7.47%
2. Alphabet, Inc., Class A	5.82
3. Facebook, Inc., Class A	4.96
4. Microsoft Corp.	4.61
5. Lowe’s Cos., Inc.	3.78
6. Visa, Inc., Class A	3.78
7. Alibaba Group Holding Ltd., ADR	3.59
8. Apple, Inc.	3.46
9. Activision Blizzard, Inc.	2.96
10. salesforce.com, inc.	2.93

Total Net Assets	$652.6 million

Total Number of Holdings*	78

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2019.

Invesco V.I. American Franchise Fund

for Microsoft to grow revenue and profits as customers continue their digital transformation into the cloud.

    The Fund’s overweight allocation to Amazon.com benefited its absolute performance and performance relative to the style-specific benchmark during the year. The company switched from two-day to one-day guaranteed shipping for its Prime subscription service and ramped up its salesforce headcount for Amazon Web Services, its cloud computing service. We viewed these changes as actions that will deepen Amazon.com’s moat as the leading e-commerce provider and could drive better-than-expected revenue growth in the future. From a valuation standpoint, we viewed Amazon.com as attractive with upside potential from e-commerce penetration of consumables, food and goods, as well as automobiles.

    Top individual detractors from the Fund’s performance during the year included Lyft, Uber and IAA. Ridesharing companies Lyft and Uber both issued initial public offerings (IPOs) during the year. The Fund did not participate in Uber’s IPO and instead purchased shares in the secondary trading market. Both companies faced pressure in the second half of the year due to regulatory head-winds related to the advancement of California Assembly Bill 5 (AB5), which is designed to extend employee classification status to rideshare drivers giving them greater benefits, such as a protected minimum wage, sick days and health insurance. Though AB5 is not yet in effect, and a settlement or appeal of the law could still materialize, the advancement of the law has increased uncertainty for the ridesharing business model in California. At the close of the year, we believed that in the long term, the ridesharing industry has a large, un-derpenetrated market and potential to benefit from autonomous driving. Thus, we continued to hold both Lyft and Uber.

    IAA is a salvage auto auctioneer that spun off from KAR Auction Services (not a Fund holding) in June 2019. While KAR focuses on selling to franchise and independent car dealerships, insurance companies make up IAA’s primary customer base given its focus on damaged and low-value vehicles. We sold the position in IAA before the close of the year after we learned the company lost some business from its largest customer and were concerned it would lose more business to a competitor.

    At year-end, based on our fundamental, bottom-up research approach, the

Fund maintained overweight exposures to the communication services, consumer discretionary and financials sectors relative to the style-specific benchmark. Within the consumer discretionary sector, we are focused on technology-driven share shift capabilities, demographics and changing behaviors. The Fund maintained a slight overweight position in the financials sector, primarily focusing on alternative asset managers, which we believed had potential for sales growth and profit expansion. The Fund maintained underweight exposures to the IT, real estate, industrials and health care sectors relative to the style-specific benchmark. Within IT, the Fund’s only overweight position was in semiconductors, given the current preference for technology-driven companies within the communication services and consumer discretionary sectors. Within health care, given potential for increased volatility during an election year, the Fund remained relatively underweight in the bio-pharmaceuticals industry. Finally, the Fund’s positioning in the industrials sector favored defensive, US-based, highly consolidated industries with pricing power.

    Central bank actions in 2019 supported continued growth by keeping the cost of debt low. At the end of the year, the labor market remained healthy with employment and wage gains, which is beneficial to consumers. However, we believe these are the late innings of the economic cycle and, therefore, we expect only modest growth from here, as well as continued volatility spurred by trade and election headlines. Prolonged cyclical growth is likely to be scarce and we believe the market will continue to favor companies that can produce growth and compound earnings despite the economic cycle. We believe change is the fuel for growth. Thus, we are seeking to identify “share-takers,” companies that can gain market share through technology-enabled advantages in their business models and from disruptive shifts in consumer behavior.

    Thank you for your commitment to Invesco V.I. American Franchise Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve

2	Source: Bureau of Economic Analysis

Portfolio managers:

Ido Cohen

Erik Voss - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. American Franchise Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee

future results.

Average Annual Total Returns
As of 12/31/19

Series I Shares
Inception (7/3/95)	9.90%
10 Years	13.35
5 Years	12.51
1 Year	36.76

Series II Shares
Inception (9/18/00)	3.08%
10 Years	13.07
5 Years	12.22
1 Year	36.43

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Capital Growth Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Capital Growth Fund (renamed Invesco V.I. American Franchise Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. American Franchise Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.88% and 1.13%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. American Franchise Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. American Franchise Fund

Invesco V.I. American Franchise Fund’s investment objective is to seek capital growth.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper VUF Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth variable insurance underlying funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. American Franchise Fund

Schedule of Investments(a)

December 31, 2019

	Shares	Value
Common Stocks & Other Equity Interests–100.15%
Aerospace & Defense–2.74%
Airbus SE (France)	44,748	$6,565,324

Boeing Co. (The)	8,582	2,795,672

L3Harris Technologies, Inc.	27,996	5,539,569

Lockheed Martin Corp.	7,643	2,976,031

		17,876,596

Agricultural & Farm Machinery–0.48%
Deere & Co.	18,095	3,135,140

Application Software–5.21%
Adobe, Inc.(b)	21,394	7,055,955

salesforce.com, inc.(b)	117,682	19,139,801

Splunk, Inc.(b)	45,822	6,862,761

Synopsys, Inc.(b)	6,700	932,640

		33,991,157

Asset Management & Custody Banks–3.23%
Apollo Global Management, Inc.	206,447	9,849,587

Carlyle Group L.P. (The)	109,689	3,518,823

KKR & Co., Inc., Class A	265,431	7,742,622

		21,111,032

Biotechnology–0.98%
Alnylam Pharmaceuticals, Inc.(b)	18,512	2,132,027

BeiGene Ltd., ADR (China)(b)	16,567	2,746,146

Moderna, Inc.(b)	77,615	1,518,149

		6,396,322

Commodity Chemicals–0.25%
LyondellBasell Industries N.V., Class A	17,323	1,636,677

Consumer Electronics–1.24%
Sony Corp. (Japan)	118,800	8,086,335

Data Processing & Outsourced Services–8.37%
Fiserv, Inc.(b)	57,440	6,641,787

Mastercard, Inc., Class A	51,785	15,462,483

PayPal Holdings, Inc.(b)	72,632	7,856,604

Visa, Inc., Class A	131,327	24,676,343

		54,637,217

Diversified Support Services–1.10%
Cintas Corp.	26,809	7,213,766

Environmental & Facilities Services–1.24%
Republic Services, Inc.	26,587	2,382,993

Waste Management, Inc.	49,855	5,681,476

		8,064,469

Financial Exchanges & Data–1.10%
London Stock Exchange Group PLC (United Kingdom)	30,622	3,163,011

	Shares	Value
Financial Exchanges & Data–(continued)
S&P Global, Inc.	14,675	$4,007,009

		7,170,020

Health Care Equipment–5.23%
Abbott Laboratories	55,099	4,785,899

Boston Scientific Corp.(b)	155,225	7,019,274

DexCom, Inc.(b)	6,897	1,508,650

Intuitive Surgical, Inc.(b)	11,477	6,784,629

Teleflex, Inc.	24,400	9,185,136

Zimmer Biomet Holdings, Inc.	32,228	4,823,887

		34,107,475

Home Improvement Retail–3.85%
Home Depot, Inc. (The)	2,069	451,828

Lowe’s Cos., Inc.	206,288	24,705,051

		25,156,879

Hotels, Resorts & Cruise Lines–2.50%
Norwegian Cruise Line Holdings Ltd.(b)	22,420	1,309,552

Royal Caribbean Cruises Ltd.	112,626	15,036,697

		16,346,249

Industrial Conglomerates–0.41%
Roper Technologies, Inc.	7,505	2,658,496

Industrial Gases–0.61%
Air Products and Chemicals, Inc.	16,815	3,951,357

Industrial Machinery–0.25%
Stanley Black & Decker, Inc.	9,777	1,620,440

Interactive Home Entertainment–6.65%
Activision Blizzard, Inc.	325,575	19,345,666

Electronic Arts, Inc.(b)	63,717	6,850,215

Nintendo Co. Ltd. (Japan)	35,000	14,127,619

Take-Two Interactive Software, Inc.(b)	25,141	3,078,013

		43,401,513

Interactive Media & Services–10.78%
Alphabet, Inc., Class A(b)	28,335	37,951,616

Facebook, Inc., Class A(b)	157,753	32,378,803

		70,330,419

Internet & Direct Marketing Retail–12.84%
Alibaba Group Holding Ltd., ADR (China)(b)	110,519	23,441,080

Amazon.com, Inc.(b)	26,383	48,751,563

Booking Holdings, Inc.(b)	4,461	9,161,689

Farfetch Ltd., Class A (United Kingdom)(b)	233,393	2,415,618

		83,769,950

Investment Banking & Brokerage–0.47%
Goldman Sachs Group, Inc. (The)	13,283	3,054,160

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

	Shares	Value
Life & Health Insurance–0.29%
Athene Holding Ltd., Class A(b)	39,774	$1,870,571

Life Sciences Tools & Services–4.02%
Avantor, Inc.(b)	116,083	2,106,906

Illumina, Inc.(b)	34,517	11,450,670

IQVIA Holdings, Inc.(b)	37,908	5,857,165

Thermo Fisher Scientific, Inc.	20,939	6,802,453

		26,217,194

Managed Health Care–1.96%
Anthem, Inc.	11,046	3,336,223

UnitedHealth Group, Inc.	32,109	9,439,404

		12,775,627

Movies & Entertainment–1.36%
Netflix, Inc.(b)	22,411	7,251,527

Vivendi S.A. (France)	56,972	1,651,339

		8,902,866

Oil & Gas Refining & Marketing–0.43%
Marathon Petroleum Corp.	46,413	2,796,383

Packaged Foods & Meats–1.87%
Tyson Foods, Inc., Class A	134,154	12,213,380

Pharmaceuticals–1.35%
Novo Nordisk A/S, Class B (Denmark)	27,694	1,606,243

Zoetis, Inc.	54,397	7,199,443

		8,805,686

Railroads–1.02%
Canadian Pacific Railway Ltd. (Canada)	12,336	3,145,063

Union Pacific Corp.	19,382	3,504,072

		6,649,135

Semiconductor Equipment–2.08%
Applied Materials, Inc.	194,835	11,892,728

ASML Holding N.V., New York Shares (Netherlands)	5,791	1,713,789

		13,606,517

	Shares	Value
Semiconductors–3.32%
Broadcom, Inc.	28,885	$9,128,238

NVIDIA Corp.	19,350	4,553,055

QUALCOMM, Inc.	90,520	7,986,579

		21,667,872

Specialty Chemicals–0.48%
Sherwin-Williams Co. (The)	5,345	3,119,021

Systems Software–6.60%
Microsoft Corp.	190,688	30,071,497

Palo Alto Networks, Inc.(b)	33,736	7,801,450

ServiceNow, Inc.(b)	18,449	5,208,522

		43,081,469

Technology Hardware, Storage & Peripherals–3.46%
Apple, Inc.	76,891	22,579,042

Tobacco–2.07%
Philip Morris International, Inc.	159,072	13,535,437

Trucking–0.31%
Lyft, Inc., Class A(b)	31,402	1,350,914

Uber Technologies, Inc.(b)	22,835	679,113

		2,030,027

Total Common Stocks & Other Equity Interests (Cost $326,505,892)		653,565,896

Money Market Funds–0.13%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(c)	293,529	293,529

Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(c)	209,519	209,582

Invesco Treasury Portfolio, Institutional Class, 1.49%(c)	335,461	335,461

Total Money Market Funds (Cost $838,572)		838,572

TOTAL INVESTMENTS IN SECURITIES-100.28% (Cost $327,344,464)		654,404,468

OTHER ASSETS LESS LIABILITIES–(0.28)%		(1,817,690)

NET ASSETS–100.00%		$652,586,778

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in securities, at value (Cost $326,505,892)	$653,565,896

Investments in affiliated money market funds, at value (Cost $838,572)	838,572

Foreign currencies, at value (Cost $6,970)	7,120

Receivable for:
Investments sold	4,365

Fund shares sold	47,027

Dividends	341,498

Investment for trustee deferred compensation and retirement plans	357,604

Total assets	655,162,082

Liabilities:
Payable for:
Fund shares reacquired	1,750,208

Amount due custodian	63,855

Accrued fees to affiliates	329,130

Accrued other operating expenses	53,368

Trustee deferred compensation and retirement plans	378,743

Total liabilities	2,575,304

Net assets applicable to shares outstanding	$652,586,778

Net assets consist of:
Shares of beneficial interest	$278,679,682

Distributable earnings	373,907,096

$652,586,778

Net Assets:
Series I	$490,365,579

Series II	$162,221,199

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	7,302,302

Series II	2,538,501

Series I:
Net asset value per share	$67.15

Series II:
Net asset value per share	$63.90

Statement of Operations

For the year ended December 31, 2019

Investment income:
Dividends (net of foreign withholding taxes of $90,689)	$6,019,733

Dividends from affiliated money market funds (includes securities lending income of $84,387)	133,494

Total investment income	6,153,227

Expenses:
Advisory fees	4,121,428

Administrative services fees	972,400

Custodian fees	23,429

Distribution fees - Series II	376,654

Transfer agent fees	69,019

Trustees’ and officers’ fees and benefits	26,870

Reports to shareholders	9,085

Professional services fees	43,994

Other	10,395

Total expenses	5,653,274

Less: Fees waived	(2,980)

Net expenses	5,650,294

Net investment income	502,933

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(3,962))	54,084,301

Foreign currencies	(21,109)

54,063,192

Change in net unrealized appreciation of:
Investment securities	132,918,740

Foreign currencies	189

132,918,929

Net realized and unrealized gain	186,982,121

Net increase in net assets resulting from operations	$187,485,054

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018

Operations:
Net investment income (loss)	$502,933	$(419,319)

Net realized gain	54,063,192	85,166,075

Change in net unrealized appreciation (depreciation)	132,918,929	(97,421,166)

Net increase (decrease) in net assets resulting from operations	187,485,054	(12,674,410)

Distributions to shareholders from distributable earnings:
Series I	(64,492,029)	(29,906,066)

Series II	(21,911,152)	(10,129,348)

Total distributions from distributable earnings	(86,403,181)	(40,035,414)

Share transactions–net:
Series I	8,287,794	(46,845,225)

Series II	4,809,729	(24,264,904)

Net increase (decrease) in net assets resulting from share transactions	13,097,523	(71,110,129)

Net increase (decrease) in net assets	114,179,396	(123,819,953)

Net assets:
Beginning of year	538,407,382	662,227,335

End of year	$652,586,778	$538,407,382

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/19	$57.15	$0.10	$19.86	$19.96	$ –	$(9.96)	$(9.96)	$67.15	36.76%	$490,366	0.86%(d)	0.87%(d)	0.15%(d)	40%
Year ended 12/31/18	62.97	(0.00)	(1.50)	(1.50)	–	(4.32)	(4.32)	57.15	(3.62)	405,192	0.88	0.88	(0.00)	42
Year ended 12/31/17	53.58	(0.04)	14.50	14.46	(0.05)	(5.02)	(5.07)	62.97	27.34	491,271	0.89	0.89	(0.06)	45
Year ended 12/31/16	57.30	0.07	1.33	1.40	–	(5.12)	(5.12)	53.58	2.27	420,824	0.93	0.93	0.12	59
Year ended 12/31/15	54.88	(0.03)	2.76	2.73	–	(0.31)	(0.31)	57.30	5.01	479,298	0.96	0.96	(0.05)	68
Series II
Year ended 12/31/19	54.90	(0.07)	19.03	18.96	–	(9.96)	(9.96)	63.90	36.43	162,221	1.11(d)	1.12(d)	(0.10)(d)	40
Year ended 12/31/18	60.79	(0.16)	(1.41)	(1.57)	–	(4.32)	(4.32)	54.90	(3.88)	133,216	1.13	1.13	(0.25)	42
Year ended 12/31/17	51.95	(0.19)	14.05	13.86	–	(5.02)	(5.02)	60.79	27.03	170,956	1.14	1.14	(0.31)	45
Year ended 12/31/16	55.85	(0.06)	1.28	1.22	–	(5.12)	(5.12)	51.95	2.00	151,599	1.18	1.18	(0.13)	59
Year ended 12/31/15	53.63	(0.16)	2.69	2.53	–	(0.31)	(0.31)	55.85	4.75	175,919	1.21	1.21	(0.30)	68

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $459,259 and $150,652 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco V.I. American Franchise Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Invesco V.I. American Franchise Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the

Invesco V.I. American Franchise Fund

collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%

Next $250 million	0.670%

Next $500 million	0.645%

Next $550 million	0.620%

Next $3.45 billion	0.600%

Next $250 million	0.595%

Next $2.25 billion	0.570%

Next $2.5 billion	0.545%

Over $10 billion	0.520%

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.68%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020.

Invesco V.I. American Franchise Fund

During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $2,980.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $86,136 for accounting and fund administrative services and was reimbursed $886,264 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2019, the Fund incurred $4,136 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks & Other Equity Interests	$618,366,025	$35,199,871	$–	$653,565,896

Money Market Funds	838,572	–	–	838,572

Total Investments	$619,204,597	$35,199,871	$–	$654,404,468

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2019, the Fund engaged in securities purchases of $1,968,223 and securities sales of $19,702, which resulted in net realized gains (losses) of $(3,962).

Invesco V.I. American Franchise Fund

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018
Ordinary income	$1,304,602	$3,547,796

Long-term capital gain	85,098,579	36,487,618

Total distributions	$86,403,181	$40,035,414

Tax Components of Net Assets at Period-End:

2019
Undistributed ordinary income	$457,859

Undistributed long-term capital gain	49,537,789

Net unrealized appreciation – investments	324,202,325

Net unrealized appreciation (depreciation) - foreign currencies	(3,017)

Temporary book/tax differences	(287,860)

Shares of beneficial interest	278,679,682

Total net assets	$652,586,778

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and straddles.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $243,250,309 and $307,792,150, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$325,463,687

Aggregate unrealized (depreciation) of investments	(1,261,362)

Net unrealized appreciation of investments	$324,202,325

Cost of investments for tax purposes is $330,202,143.

Invesco V.I. American Franchise Fund

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2019, undistributed net investment income was decreased by $21,070 and undistributed net realized gain was increased by $21,070. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity
	Year ended December 31, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	288,463	$19,234,264	309,111	$20,899,475

Series II	178,715	11,199,246	172,561	11,056,980

Issued as reinvestment of dividends:
Series I	1,061,073	64,492,029	428,393	29,906,066

Series II	378,562	21,911,152	150,914	10,129,348

Reacquired:
Series I	(1,137,749)	(75,438,499)	(1,448,513)	(97,650,766)

Series II	(445,184)	(28,300,669)	(709,185)	(45,451,232)

Net increase (decrease) in share activity	323,880	$13,097,523	(1,096,719)	$(71,110,129)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 28% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. American Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. American Franchise Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. American Franchise Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. American Franchise Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,114.10	$4.58	$1,020.87	$4.38	0.86%
Series II	1,000.00	1,112.60	5.91	1,019.61	5.65	1.11

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. American Franchise Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Long-term Capital Gain Distribution	$85,098,579
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. American Franchise Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Invesco V.I. American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Invesco V.I. American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor -1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Invesco V.I. American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. American Franchise Fund

Annual Report to Shareholders	December 31, 2019

Invesco V.I. American Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VIAMVA-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2019, Series I shares of Invesco V.I. American Value Fund (the Fund) underperformed the Russell Midcap Value Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	25.03%
Series II Shares	24.71
S&P 500 Index▼ (Broad Market Index)	31.49
Russell Midcap Value Index▼ (Style-Specific Index)	27.06
Lipper VUF Mid Cap Value Funds Index∎ (Peer Group Index)	24.76
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Equity markets rallied in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and indication that the US Federal Reserve (the Fed) would not raise interest rates in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019.1 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. Risk assets surged higher as a result of a delay in the Brexit agreement until January 2020, optimism that phase one of a US-China trade deal would be completed and better-than-expected third-quarter corporate earnings results. The US economy rose higher than expected, at 2.1% during the third quarter of 2019.2 During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

  All sectors within the Russell Midcap Value Index posted positive returns for the year, with information technology (IT) posting the highest return, while energy posted the lowest.

  The largest contributor to the Fund’s return relative to the style-specific index for the year was stock selection in the energy sector, with outperformance largely due to Anadarko Petroleum. Shares of the company rose sharply in April after both Chevron and Occidental Petroleum (not Fund holdings) submitted bids to acquire the company. Occidental ultimately prevailed with an offer of $76 per share in a cash and stock deal, which was further bolstered by a $10 billion contribution from Berkshire Hathaway (not a Fund holding). Shares of Anadarko traded sharply higher following the announcement, and we sold our position in the company shortly thereafter.

  Security selection and underweight positions in the utilities and communication services sectors also contributed to the Fund’s performance relative to the style-specific index for the year. The Fund benefited from exposure to utility companies Evergy and FirstEnergy, as well as Take Two Interactive Software, the Fund’s only holding in the communication services sector. During the year, video game developer Take Two performed well following the successful release of several new game titles, which contributed to higher revenues and margins.

Portfolio Composition
By sector	% of total net assets

Financials	24.51%
Consumer Discretionary	13.57
Industrials	11.02
Information Technology	10.14
Health Care	7.79
Real Estate	7.53
Materials	6.05
Utilities	5.87
Energy	5.63
Consumer Staples	3.98
Communication Services	1.49
Money Market Funds Plus Other Assets Less Liabilities	2.42

Top 10 Equity Holdings*
% of total net assets

1. Arthur J. Gallagher & Co.	3.13%
2. Centene Corp.	3.09
3. Willis Towers Watson PLC	3.07
4. Ciena Corp.	3.04
5. Encompass Health Corp.	2.90
6. Kroger Co. (The)	2.62
7. Royal Caribbean Cruises Ltd.	2.59
8. Norwegian Cruise Line Holdings Ltd.	2.57
9. Hudson Pacific Properties, Inc.	2.46
10. Knight-Swift Transportation Holdings, Inc.	2.45

Total Net Assets	$318.7 million

Total Number of Holdings*	46

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2019.

Invesco V.I. American Value Fund

Security selection and underweight positions in the real estate and consumer staples sectors also contributed to the Fund’s return relative to the style-specific index for the year. Stock selection in the consumer discretionary sector benefited the Fund’s relative and absolute performance. Within this sector, Royal Caribbean was a key contributor. During the year, the cruise line operator reported solid results despite an active hurricane season that impacted operations. The company also indicated that booking trends appeared strong for 2020.

During the year, stock selection in the IT sector was the largest detractor from the Fund’s performance relative to the style-specific index. Within the sector, DXC Technology, Teradata and Plantronics were significant detractors. Data analytics provider Teradata made progress in its structural transition toward a subscription-based business during the year, but faced headwinds from an increasingly challenging competitive landscape. IT services provider DXC’s digital segment performed well during the year, but an ongoing transition away from legacy IT services work contributed to weaker earnings results and lowered full-year guidance, which weighed on the stock. Plantronics, a communications equipment company, reported weaker-than-expected earnings during the year and reduced its outlook. We eliminated our positions in these securities during the year.

Security selection in the industrials and health care sectors also detracted from the Fund’s return relative to the style-specific index for the year. Within industrials, a key detractor was Textron, an industrial conglomerate primarily focused on aerospace and defense-related business lines. The company reported solid earnings during the year, but heightened geopolitical uncertainty raised investor concerns about business jet and corporate helicopter demand, which weighed on the stock.

In health care, Mylan was a significant detractor from Fund performance for the year versus the style-specific index. We sold the stock in May after we became concerned about management’s plan for the direction of the company. Additionally, we believe that bipartisan pressure on drug pricing is likely to remain a significant overhang for the stock going into the election year.

The Fund’s cash position also detracted from the Fund’s return relative to the style-specific benchmark. While less than 3% on average, cash created a drag on relative performance in the strong equity market rally.

During the year, we reduced the Fund’s exposure to the financials and energy sectors. Within these sectors, we harvested gains in a number of strong performers, and reduced exposure where we saw heightened risk. We also trimmed positions in the industrials and health care sectors. We used proceeds of these transactions to increase exposure to the utilities, consumer discretionary, IT, consumer staples and real estate sectors. At year-end, the Fund’s largest overweight exposures relative to the style-specific index were to financials and consumer discretionary, while the largest underweight exposures were to utilities and real estate.

Market volatility increased significantly during the year, and we believe it may continue given potential for a slowing global economy, geopolitical tensions and uncertainty about US trade policy. We believe market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

As always, we are committed to working to achieve positive returns for the Fund’s shareholders through an entire market cycle. Thank you for your continued investment in Invesco V.I. American Value Fund.

1 Source: US Federal Reserve

2 Source: Bureau of Economic Analysis

Portfolio managers:

Jeffrey Vancavage

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. American Value Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1  Source: RIMES Technologies Corp.

2  Source: Lipper Inc.

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/19

Series I Shares
Inception (1/2/97)	9.40%
10 Years	10.39
5 Years	4.74
1 Year	25.03

Series II Shares
Inception (5/5/03)	9.80%
10 Years	10.16
5 Years	4.48
1 Year	24.71

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, The Universal Institutional Funds, Inc. U.S. Mid Cap Value Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Mid Cap Value Fund (renamed Invesco V.I. American Value Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. American Value Fund. Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.93% and 1.18%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. American Value Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. American Value Fund

Invesco V.I. American Value Fund’s investment objective is long-term capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell Midcap® Value Index is an unmanaged index considered representative of mid-cap value stocks. The Russell Midcap Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper VUF Mid Cap Value Funds Index is an unmanaged index considered representative of mid-cap value variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

∎

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. American Value Fund

Schedule of Investments(a)

December 31, 2019

	Shares	Value

Common Stocks & Other Equity Interests–97.58%

Aerospace & Defense–2.27%
Textron, Inc.	162,523	$ 7,248,526

Apparel, Accessories & Luxury Goods–1.99%

Tapestry, Inc.	234,669	6,329,023

Automotive Retail–1.97%

Advance Auto Parts, Inc.	39,115	6,264,658

Building Products–2.38%

Johnson Controls International PLC	186,092	7,575,805

Communications Equipment–4.22%
Ciena Corp.(b)	227,119	9,695,710
Motorola Solutions, Inc.	23,318	3,757,463
		13,453,173

Consumer Finance–1.67%

Santander Consumer USA Holdings, Inc.	227,194	5,309,524

Copper–1.93%

Freeport-McMoRan, Inc.	469,048	6,153,910

Distributors–2.12%

LKQ Corp.(b)	189,010	6,747,657

Diversified Chemicals–1.69%

Eastman Chemical Co.	68,101	5,397,685

Electric Utilities–5.87%

Edison International	92,296	6,960,041
Evergy, Inc.	95,628	6,224,427
FirstEnergy Corp.	113,380	5,510,268
		18,694,736

Electronic Equipment & Instruments–1.87%

Keysight Technologies, Inc.(b)	58,083	5,961,058

Food Distributors–1.36%

Performance Food Group Co.(b)	84,348	4,342,235

Food Retail–2.62%

Kroger Co. (The)	287,886	8,345,815

Health Care Facilities–2.90%

Encompass Health Corp.	133,506	9,247,961

Health Care Services–1.80%

DaVita, Inc.(b)	76,313	5,725,764

Hotels, Resorts & Cruise Lines–7.50%

Norwegian Cruise Line Holdings Ltd.(b)	140,290	8,194,339
Royal Caribbean Cruises Ltd.	61,799	8,250,784
Wyndham Hotels & Resorts, Inc.	118,600	7,449,266
		23,894,389

	Shares	Value

Industrial Machinery–1.81%

Kennametal, Inc.	156,769	$ 5,783,208

Industrial REITs–1.65%

First Industrial Realty Trust, Inc.	126,767	5,262,098

Insurance Brokers–6.20%

Arthur J. Gallagher & Co.	104,725	9,972,962
Willis Towers Watson PLC	48,414	9,776,723
		19,749,685

Interactive Home Entertainment–1.49%

Take-Two Interactive Software, Inc.(b)	38,723	4,740,857

Investment Banking & Brokerage–1.88%

Stifel Financial Corp.	98,882	5,997,193

IT Consulting & Other Services–1.64%

Science Applications International Corp.	59,922	5,214,412

Life & Health Insurance–1.90%

Athene Holding Ltd., Class A(b)	128,920	6,063,108

Managed Health Care–3.09%

Centene Corp.(b)	156,849	9,861,097

Marine–2.11%

Kirby Corp.(b)	75,051	6,719,316

Office REITs–2.46%

Hudson Pacific Properties, Inc.	208,283	7,841,855

Oil & Gas Equipment & Services–1.79%

TechnipFMC PLC (United Kingdom)	266,745	5,719,013

Oil & Gas Exploration & Production–3.83%

Marathon Oil Corp.	430,519	5,846,448
Noble Energy, Inc.	256,398	6,368,926
		12,215,374

Other Diversified Financial Services–2.37%

Voya Financial, Inc.	123,785	7,548,409

Regional Banks–10.50%

Comerica, Inc.	85,732	6,151,271
KeyCorp	378,257	7,655,922
TCF Financial Corp.	153,939	7,204,345
Wintrust Financial Corp.	86,228	6,113,565
Zions Bancorporation N.A.	121,929	6,330,554
		33,455,657

Residential REITs–1.64%

American Homes 4 Rent, Class A	199,613	5,231,857

Semiconductor Equipment–2.41%

KLA Corp.	43,161	7,689,995

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

	Shares	Value

Specialized REITs–1.78%

Life Storage, Inc.	52,435	$ 5,677,662

Specialty Chemicals–2.42%

W.R. Grace & Co.	110,457	7,715,422

Trucking–2.45%

Knight-Swift Transportation Holdings, Inc.	217,539	7,796,598
Total Common Stocks & Other Equity Interests (Cost $248,049,854)		310,974,735

Money Market Funds–2.43%

Invesco Government & Agency Portfolio, Institutional Class, 1.50%(c)	2,646,181	2,646,182

	Shares	Value

Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(c)	2,084,595	$2,085,220

Invesco Treasury Portfolio, Institutional Class, 1.49%(c)	3,024,207	3,024,207

Total Money Market Funds (Cost $7,755,643)		7,755,609

TOTAL INVESTMENTS IN SECURITIES-100.01% (Cost $255,805,497)		318,730,344

OTHER ASSETS LESS LIABILITIES–(0.01)%		(40,891)

NET ASSETS–100.00%		$318,689,453

Investment Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:

Investments in securities, at value (Cost $ 248,049,854)	$310,974,735

Investments in affiliated money market funds, at value (Cost $ 7,755,643)	7,755,609

Cash	3,457

Receivable for:
Fund shares sold	29,417

Dividends	397,401

Investment for trustee deferred compensation and retirement plans	62,249

Total assets	319,222,868

Liabilities:

Payable for:
Fund shares reacquired	168,221

Accrued fees to affiliates	252,003

Accrued other operating expenses	43,007

Trustee deferred compensation and retirement plans	70,184

Total liabilities	533,415

Net assets applicable to shares outstanding	$318,689,453

Net assets consist of:

Shares of beneficial interest	$261,632,635

Distributable earnings	57,056,818

$318,689,453

Net Assets:

Series I	$84,799,429

Series II	$233,890,024

Shares outstanding, no par value, with an unlimited number of shares authorized:

Series I	5,325,784

Series II	14,857,943

Series I:
Net asset value per share	$15.92

Series II:
Net asset value per share	$15.74

Statement of Operations

For the year ended December 31, 2019

Investment income:

Dividends	$4,748,820

Dividends from affiliated money market funds	149,226

Total investment income	4,898,046

Expenses:

Advisory fees	2,080,038

Administrative services fees	468,428

Custodian fees	6,304

Distribution fees - Series II	515,179

Transfer agent fees	23,101

Trustees’ and officers’ fees and benefits	22,356

Reports to shareholders	8,390

Professional services fees	43,088

Other	6,003

Total expenses	3,172,887

Less: Fees waived	(7,877)

Net expenses	3,165,010

Net investment income	1,733,036

Realized and unrealized gain (loss) from:

Net realized gain (loss) from Investment securities	(3,087,063)

Change in net unrealized appreciation of investment securities	59,462,462

Net realized and unrealized gain	56,375,399

Net increase in net assets resulting from operations	$58,108,435

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018

Operations:

Net investment income	$1,733,036	$1,196,936

Net realized gain (loss)	(3,087,063)	23,028,494

Change in net unrealized appreciation (depreciation)	59,462,462	(59,304,127)

Net increase (decrease) in net assets resulting from operations	58,108,435	(35,078,697)

Distributions to shareholders from distributable earnings:

Series I	(6,549,244)	(13,858,867)

Series II	(16,801,199)	(33,748,480)

Total distributions from distributable earnings	(23,350,443)	(47,607,347)

Share transactions–net:

Series I	(4,634,059)	(2,498,966)

Series II	42,039,405	(67,396,523)

Net increase (decrease) in net assets resulting from share transactions	37,405,346	(69,895,489)

Net increase (decrease) in net assets	72,163,338	(152,581,533)

Net assets:

Beginning of year	246,526,115	399,107,648

End of year	$318,689,453	$246,526,115

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net
			(losses)								net assets		assets without		Ratio of net
	Net asset		on securities		Dividends	Distributions					with fee waivers		fee waivers		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	and/or		and/or		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return (b)	(000’s omitted)	absorbed		absorbed		net assets		turnover (c)
Series I
Year ended 12/31/19	$13.86	$0.12	$3.24	$3.36	$(0.11)	$(1.19)	$(1.30)	$15.92	25.03%	$84,799	0.92	%(d)	0.92	%(d)	0.78	%(d)	68%
Year ended 12/31/18	18.38	0.10	(1.87)	(1.77)	(0.09)	(2.66)	(2.75)	13.86	(12.65)	77,491	0.93		0.93		0.52		39
Year ended 12/31/17	17.06	0.08	1.59	1.67	(0.14)	(0.21)	(0.35)	18.38	9.96	104,510	0.94		0.94		0.48		56
Year ended 12/31/16	15.69	0.13	2.23	2.36	(0.06)	(0.93)	(0.99)	17.06	15.49	116,762	0.97		0.97		0.84		50
Year ended 12/31/15	19.92	0.06	(1.82)	(1.76)	(0.06)	(2.41)	(2.47)	15.69	(9.13)	125,686	0.99		0.99		0.33		26
Series II
Year ended 12/31/19	13.71	0.08	3.21	3.29	(0.07)	(1.19)	(1.26)	15.74	24.71	233,890	1.17	(d)	1.17	(d)	0.53	(d)	68
Year ended 12/31/18	18.19	0.05	(1.83)	(1.78)	(0.04)	(2.66)	(2.70)	13.71	(12.82)	169,036	1.18		1.18		0.27		39
Year ended 12/31/17	16.90	0.04	1.56	1.60	(0.10)	(0.21)	(0.31)	18.19	9.62	294,598	1.19		1.19		0.23		56
Year ended 12/31/16	15.55	0.09	2.21	2.30	(0.02)	(0.93)	(0.95)	16.90	15.22	284,043	1.22		1.22		0.59		50
Year ended 12/31/15	19.75	0.02	(1.80)	(1.78)	(0.01)	(2.41)	(2.42)	15.55	(9.36)	210,354	1.24		1.24		0.08		26

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $82,951 and $205,943 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco V.I. American Value Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.  Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Invesco V.I. American Value Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

Invesco V.I. American Value Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $1 billion	0.720%

Over $ 1 billion	0.650%

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.72%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $7,877.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $40,507 for accounting and fund administrative services and was reimbursed $427,921 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2019, the Fund incurred $17,176 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Invesco V.I. American Value Fund

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018

Ordinary income	$2,371,325	$3,909,159

Long-term capital gain	20,979,118	43,698,188

Total distributions	$23,350,443	$47,607,347

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$1,713,490

Undistributed long-term capital gain	2,609,747

Net unrealized appreciation - investments	52,787,704

Temporary book/tax differences	(54,123)

Shares of beneficial interest	261,632,635

Total net assets	$318,689,453

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2019.

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $207,050,462 and $191,240,773, respectively. Cost of

Invesco V.I. American Value Fund

investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$57,173,505

Aggregate unrealized (depreciation) of investments	(4,385,801)

Net unrealized appreciation of investments	$52,787,704

Cost of investments for tax purposes is $265,942,640.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of REIT distributions, on December 31, 2019, undistributed net investment income was increased by $498 and undistributed net realized gain (loss) was decreased by $498. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 9–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2019(a)		December 31, 2018

	Shares	Amount	Shares	Amount

Sold:
Series I	160,277	$2,482,112	237,067	$3,989,332

Series II	7,353,290	115,776,084	1,290,855	23,139,466

Issued as reinvestment of dividends:
Series I	444,318	6,549,244	796,944	13,858,867

Series II	1,152,345	16,801,199	1,959,842	33,748,480

Reacquired:
Series I	(867,811)	(13,665,415)	(1,132,589)	(20,347,165)

Series II	(5,973,505)	(90,537,878)	(7,116,736)	(124,284,469)

Net increase (decrease) in share activity	2,268,914	$37,405,346	(3,964,617)	$(69,895,489)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. American Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. American Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. American Value Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. American Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,075.60	$4.81	$1,020.57	$4.69	0.92%
Series II	1,000.00	1,074.70	6.12	1,019.31	5.96	1.17

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. American Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$20,979,118
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%

                *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. American Value Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Invesco V.I. American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Invesco V.I. American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer - Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Invesco V.I. American Value Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. American Value Fund

Annual Report to Shareholders	December 31, 2019
Invesco V.I. Balanced-Risk Allocation Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VIIBRA-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2019, Series I shares of Invesco V.I. Balanced-Risk Allocation Fund (the Fund) underperformed the Custom Invesco V.I. Balanced-Risk Allocation Index, the Fund’s custom style-specific index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	15.21%

Series II Shares	14.88
MSCI World Index▼ (Broad Market Index)	27.67
Custom Invesco V.I. Balanced-Risk Allocation Index∎ (Style-Specific Index)	19.93
Lipper VUF Absolute Return Funds Classification Average∎ (Peer Group)	3.68

Source(s): ▼RIMES Technologies Corp.;∎Invesco, RIMES Technologies Corp.;◆ Lipper Inc.

Market conditions and your Fund

For the year ended December 31, 2019, the Fund reported positive absolute performance as all three of the three asset classes in which the Fund invests (stocks, bonds and commodities) contributed to Fund performance. The Fund invests in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic allocation portion of the investment process involves first selecting representative assets for each asset class from a universe of more than 50 assets. Next, we seek to construct the portfolio so that an approximately equal amount of risk comes from our equity, fixed income and commodity allocations. Tactical adjustments to the Fund’s portfolio are then made on a monthly basis to try and take advantage of short-term market dynamics.

The Fund’s strategic exposure to equities, obtained through the use of swaps and futures, contributed to results for the year with all six markets in which the Fund invests delivering positive returns. Equity markets applauded January’s pivot in central bank policy and optimism in trade relations between the US and China. European stocks were the top equity contributor for the year as the region’s markets arguably had the most to gain from the central bank pivot given the eurozone economy has been teetering on the edge of recession. US large-cap stocks closed at all-time highs on the strength of cyclical sectors including technology, industrials and financials, while US small-cap stocks finished the year up and close to their all-time high reached in August 2018. Japanese equities contributed as October saw the nation reach a trade deal with the US that focused on agricultural goods, while December’s Phase One trade deal provided additional relief to the export-focused economy. The country also implemented more fiscal stimulus given a record spending budget was passed to boost growth. UK stocks found positive footing after years of drama surrounding the ongoing challenge to leave the European Union (Brexit). UK stocks reached an all-time high in July and closed the year near those levels despite the headwinds of Brexit. Hong Kong stocks posted smaller gains as losses in the second half of the year reduced their first-half advance while the city has been mired in civil unrest. Abrupt price trend reversals during most of the year were challenging for our tactical stock positioning but the rally in the fourth quarter combined with an overweight position resulted in gains.

  The Fund’s strategic exposure to global government bonds, obtained through the use of swaps and futures, contributed to Fund performance for the year with all six markets in which the Fund invests posting positive performance. Australian government bonds led performance as the Reserve Bank of Australia (RBA) cut interest rates three times in June, July and October. Prices were also supported by slower growth in China, one of the country’s largest trading partners, and the lingering trade war between China and the US. US Treasury prices rose as the US Federal Reserve surrendered to market pressure and decreased rates three times (August, September and October). Canadian bonds also contributed as the Bank of Canada held interest rates steady throughout the year which was justified by stable economic data and strong housing activity. Given multiple Brexit delays and the departure of Theresa May, the Bank of England held rates steady as gilt yields joined the global decline as the 10-year bond set a new all-time low yield in August and ended the year just slightly above that record level. German bunds provided a marginal contribution after being temporarily removed from the portfolio in April and then again in June for the remainder of the year as 10-year yields reached negative levels for the first time since 2016. Negative interest rates in Japan also caused the market to be removed from the portfolio in February through the remainder of the year. Tactical positioning in bonds benefitted from overweight exposure relative to the strategic positioning during the first half of the year.

  The Fund’s strategic exposure to commodities, obtained through the use of swaps, futures and commodity-linked notes, also added to Fund performance for the year due to higher energy and precious metal prices. Positive performance was concentrated in the first and fourth quarters of the year as the asset class was heavily impacted by sentiment regarding trade conflict. Other primary

Target Risk Allocation and Notional Asset Weights as of 12/31/19 By asset class

Asset Class	Target Risk Allocation*	Notional Asset Weights**
Equities	44.12%	41.64%
Fixed Income	16.67	57.28
Commodities	39.21	38.09
Total	100.00%	137.01%
*

Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**

Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

Total Net Assets	$1.0 billion

Invesco V.I. Balanced-Risk Allocation Fund

factors affecting commodity prices were the stable strength of the US dollar and concerns about demand given lower global growth.

Energy was the top contributor to Fund performance within the commodity asset class with five of our six exposures delivering double-digit returns. Energy’s largest gains came both early and late in the year on central bank easing and as the trade conflict was deescalated. OPEC’s production cuts provided another layer of support and delivered a second late year boost after OPEC announced in December that it would deepen production cuts in 2020. Oil prices saw Brent oil outpace West Texas Intermediate oil, while both pushed unleaded gasoline to a sub-complex leading gain. Natural gas countered the uptrend as rising production and temperate weather caused prices to fall nearly 40%. Performance within metals sub-complexes were mixed. Precious metals advanced as gold out-paced silver and recorded its best year since 2010. Despite a great year for stocks, gold still rallied due to higher physical demand, heightened geopolitical risk and increased amounts of negative yielding bonds that add to the metal’s appeal. Silver joined the gold rally but to a lesser extent due to its crossover use as an economically sensitive industrial metal. Industrial metals were flat as aluminum fell and copper advanced. Aluminum declined due to rising global output and lower demand resulting from falling automobile production and slower growth in China. Copper closed the year with a gain solely due to December’s trade agreement rally. Agriculture detracted from Fund performance as it has been the complex the most directly impacted by the trade conflict and ongoing strength in the US dollar. Livestock posted negative performance due to an oversupply of lean hogs in the US, coupled with a lack of demand from China due to pork tariffs implemented in 2018. However, the large decline in lean hogs had limited impact on the strategy because we constrain its allocation due to low liquidity. Cotton was the largest detractor within agriculture as it was dually impacted by rising supply and from trade tariffs. Grains were also key detractors as corn, soybeans and soymeal were hindered by tariffs, while wheat rallied due to poor weather in key growing regions. Coffee was a top performer within agriculture as drought conditions in Brazil triggered supply fears. The Fund’s tactical positioning in commodities benefited from our underweight exposures to agriculture, industrial metals and natural gas.

Please note that our strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your continued investment in Invesco V.I. Balanced-Risk Allocation Fund.

Portfolio managers:

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Balanced-Risk Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1   Source: RIMES Technologies Corp.

2   Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

Due to changes within the Lipper VUF Absolute Returns Funds Classification Average, certain components do not have 10 years of historical data. As such, the benchmark has not been included within the chart above.

Average Annual Total Returns
As of 12/31/19

Series I Shares
Inception (1/23/09)	8.20%
10 Years	6.32
5 Years	4.91
1 Year	15.21
Series II Shares
Inception (1/23/09)	7.92%
10 Years	6.05
5 Years	4.65
1 Year	14.88

The returns shown above include the returns of Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund (the first predecessor fund) for the period June 1, 2010, to May 2, 2011, the date the first predecessor fund was reorganized into the Fund, and the returns of Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio (the second predecessor fund) for the period prior to June 1, 2010, the date the second predecessor fund was reorganized into the first predecessor fund. The second predecessor fund was advised by Van Kampen Asset Management. Returns shown above for Series I and Series II shares are blended returns of the predecessor funds and Invesco V.I. Balanced-Risk Allocation Fund. Share class returns will differ from the predecessor funds because of different expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.80% and 1.05%, respectively.1, 2, 3 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.26% and 1.51%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. Balanced-Risk Allocation Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product.

Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.16%.
2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2021. See current prospectus for more information.

3

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.

Invesco V.I. Balanced-Risk Allocation Fund

Invesco V.I. Balanced-Risk Allocation Fund’s investment objective is total return with a low to moderate correlation to traditional financial market indices.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI WorldSM Index is considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎

The Custom Invesco V.I. Balanced-Risk Allocation Index is composed of the MSCI World Index and Bloomberg Barclays U.S. Aggregate Bond Index. Prior to May 2, 2011, the index comprised the MSCI World Index, JP Morgan GBI Global Index and FTSE US 3-Month Treasury Bill Index.

∎	The Lipper VUF Absolute Return Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Absolute Return Funds Classification.
∎	The Bloomberg Barclays U.S. Aggregate Bond Index is considered representative of the US investment grade, fixed-rate bond market.
∎	The FTSE US 3-Month Treasury Bill Index is considered representative of three-month US Treasury bills.
∎	The JP Morgan GBI Global Index tracks the performance of fixed-rate issuances from high-income, developed market countries.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

∎

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

December 31, 2019

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–11.42%(a)
U.S. Treasury Bills–11.42%
U.S. Treasury Bills	2.02%	01/09/2020	$46,000	$45,979,300
U.S. Treasury Bills	1.53%	03/05/2020	45,500	45,380,761
U.S. Treasury Bills	1.52%	05/07/2020	13,000	12,930,897
U.S. Treasury Bills	1.53%	06/04/2020	12,500	12,418,107
Total U.S. Treasury Securities (Cost $116,703,576)				116,709,065

		Expiration Date
Commodity-Linked Securities–2.06%
Canadian Imperial Bank of Commerce EMTN, U.S. Federal Funds Effective Rate minus 0.02% (linked to the Canadian Imperial Bank of Commerce Custom 7 Agriculture Commodity Index, multiplied by 2) (Canada)(b)(c)		09/22/2020	7,380	8,572,931
Cargill, Inc., Commodity-Linked Notes, one mo. USD LIBOR minus 0.10% (linked to the Monthly Rebalance Commodity Excess Return Index, multiplied by 2) (b)		03/20/2020	12,950	12,490,903
Total Commodity-Linked Securities (Cost $20,330,000)				21,063,834

			Shares
Money Market Funds–81.75%(d)
Invesco Government & Agency Portfolio, Institutional Class, 1.50%			229,550,075	229,550,075
Invesco Government Money Market Fund, Cash Reserve Shares, 1.18%			82,795,364	82,795,364
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 1.47%			126,387,049	126,387,049
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio (Ireland), Institutional Class, 1.73%			67,396,463	67,396,463
Invesco Treasury Obligations Portfolio, Institutional Class, 1.47%			171,324,067	171,324,067
Invesco Treasury Portfolio, Institutional Class, 1.49%			141,286,416	141,286,416
Invesco V.I. Government Money Market Fund, Series I, 1.32%			16,640,310	16,640,310
Total Money Market Funds (Cost $835,379,744)				835,379,744
TOTAL INVESTMENTS IN SECURITIES-95.23% (Cost $972,413,320)				973,152,643
OTHER ASSETS LESS LIABILITIES-4.77%				48,751,621
NET ASSETS-100.00%				$1,021,904,264
Investment Abbreviations:

EMTN	- European Medium-Term Notes
LIBOR	- London Interbank Offered Rate
USD	- U.S. Dollar

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2019 was $21,063,834, which represented 2.06% of the Fund’s Net Assets.

(c)	The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Open Futures Contracts(a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Commodity Risk

Brent Crude	344	February-2020	$22,459,760	$1,837,569	$1,837,569

Gasoline Reformulated Blendstock Oxygenate Blending	331	January-2020	23,501,331	(275,794)	(275,794)

New York Harbor Ultra-Low Sulfur Diesel	132	March-2020	11,086,337	1,036,198	1,036,198

Silver	251	March-2020	22,490,855	897,087	897,087

WTI Crude	212	June-2020	12,480,440	878,339	878,339

Subtotal				4,373,399	4,373,399

Equity Risk

E-Mini Russell 2000 Index	890	March-2020	74,341,700	254,690	254,690

E-Mini S&P 500 Index	435	March-2020	70,276,425	1,307,380	1,307,380

EURO STOXX 50 Index	2,000	March-2020	83,656,383	(216,502)	(216,502)

FTSE 100 Index	1,015	March-2020	100,821,716	966,842	966,842

Hang Seng Index	269	January-2020	48,795,798	310,374	310,374

Tokyo Stock Price Index	774	March-2020	122,594,818	68,741	68,741

Subtotal				2,691,525	2,691,525

Interest Rate Risk

Australia 10 Year Bonds	2,690	March-2020	269,863,135	(5,008,957)	(5,008,957)

Canada 10 Year Bonds	2,151	March-2020	227,730,530	(4,142,621)	(4,142,621)

Long Gilt	622	March-2020	108,244,124	(943,663)	(943,663)

U.S. Treasury Long Bonds	606	March-2020	94,479,188	(1,795,052)	(1,795,052)

Subtotal				(11,890,293)	(11,890,293)

Total Futures Contracts				$(4,825,369)	$(4,825,369)

(a)	Futures contracts collateralized by $46,070,000 cash held with Goldman Sachs & Co., the futures commission merchant.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1740 Index	0.45%	Monthly	50,200	August-2020	$11,221,899	$–	$116,775	$ 116,775
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.30	Monthly	279,000	April-2020	21,200,066	–	54,349	54,349
Cargill, Inc.	Receive	Monthly Rebalance Commodity Excess Return Index	0.47	Monthly	39,300	February-2020	27,517,935	–	0	0
Cargill, Inc.	Receive	Single Commodity Index Excess Return	0.12	Monthly	6,900	December-2020	6,895,508	–	0	0
Goldman Sachs International	Receive	Goldman Sachs Commodity i-Select Strategy 1121	0.40	Monthly	384,500	October-2020	26,620,638	–	865,921	865,921
JPMorgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	44,300	April-2020	11,494,304	–	28,489	28,489
JPMorgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	126,000	October-2020	14,409,285	–	332,968	332,968
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	Monthly	100,700	June-2020	18,465,077	–	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	5,000	November-2020	196,726	–	0	0
Morgan Stanley Capital Services LLC	Receive	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.38	Monthly	167,000	October-2020	14,249,283	–	259,879	259,879
Subtotal – Appreciation								–	1,658,381	1,658,381
Commodity Risk
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.33	Monthly	39,100	October-2020	19,318,731	–	(80,831)	(80,831)
Macquarie Bank Ltd.	Receive	Macquarie Aluminium Dynamic Selection Index	0.30	Monthly	254,000	December-2020	11,532,489	–	(104,623)	(104,623)
Subtotal – Depreciation								–	(185,454)	(185,454)
Total – Return Swap Agreements								$–	$1,472,927	$1,472,927

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $6,964,596.

(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

(c)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Underlying Components	Percentage

Canadian Imperial Bank of Commerce Custom 7 Agriculture

Commodity Index

Long Futures Contracts
Coffee ‘C’	4.86%
Corn	5.19
Cotton No. 2	19.46
Lean Hogs	0.91
Live Cattle	2.64
Soybean Meal	18.88
Soybean Oil	5.03
Soybeans	18.38
Sugar No. 11	19.13
Wheat	5.52
Total	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

Monthly Rebalance Commodity Excess Return Index

Long Futures Contracts
Coffee ’C’	4.86%
Corn	5.19
Cotton No. 2	19.46
Lean Hogs	0.91
Live Cattle	2.64
Soybean Meal	18.88
Soybean Oil	5.03
Soybeans	18.38
Sugar No. 11	19.13
Wheat	5.52
Total	100.00%

Barclays Commodity Strategy 1740 Index

Long Futures Contracts
Coffee ’C’	4.86%
Corn	5.19
Cotton No. 2	19.46
Lean Hogs	0.91
Live Cattle	2.64
Soybean Meal	18.88
Soybean Oil	5.03
Soybeans	18.38
Sugar No. 11	19.13
Wheat	5.52
Total	100.00%

Canadian Imperial Bank of Commerce Dynamic Roll LME

Copper Excess Return Index 2

Long Futures Contracts
Copper	100.00%

Single Commodity Index Excess Return

Long Futures Contracts
Gold	100.00%

Goldman Sachs Commodity i-Select Strategy 1121

Long Futures Contracts
Coffee ’C’	4.86%
Corn	5.19
Cotton No. 2	19.46
Lean Hogs	0.91
Live Cattle	2.64
Soybean Meal	18.88
Soybean Oil	5.03
Soybeans	18.38
Sugar No. 11	19.13
Wheat	5.52
Total	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

J.P. Morgan Contag Beta Gas Oil Excess Return Index

Long Futures Contracts
Gas Oil	100.00%

S&P GSCI Gold Index Excess Return

Long Futures Contracts
Gold	100.00%

Merrill Lynch Gold Excess Return Index

Long Futures Contracts
Gold	100.00%

MLCX Natural Gas Annual Excess Return Index

Long Futures Contracts
Natural Gas	100.00%

S&P GSCI Aluminum Dynamic Roll Index Excess Return

Long Futures Contracts
Aluminum	100.00%

Barclays Commodity Strategy 1452 Excess Return Index

Long Futures Contracts
Copper	100.00%

Macquarie Aluminium Dynamic Selection Index

Long Futures Contracts
Aluminum	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities

December 31, 2019

Assets:

Investments in securities, at value (Cost $137,033,576)	$137,772,899
Investments in affiliated money market funds, at value (Cost $835,379,744)	835,379,744
Other investments:
Swaps receivable – OTC	2,193,140
Unrealized appreciation on swap agreements – OTC	1,658,381
Deposits with brokers:
Cash collateral – exchange-traded futures contracts	46,070,000
Cash collateral – OTC Derivatives	6,964,596
Foreign currencies, at value (Cost $1,438)	1,390
Receivable for: Fund shares sold	647,862
Dividends	1,064,231
Investment for trustee deferred compensation and retirement plans	113,243
Total assets	1,031,865,486

Liabilities:

Other investments:
Variation margin payable - futures contracts	3,656,716
Swaps payable – OTC	33,135
Unrealized depreciation on swap agreements–OTC	185,454
Payable for: Fund shares reacquired	466,726
Amount due custodian	4,399,472
Accrued fees to affiliates	1,012,682
Accrued trustees’ and officers’ fees and benefits	139
Accrued other operating expenses	81,538
Trustee deferred compensation and retirement plans	125,360
Total liabilities	9,961,222
Net assets applicable to shares outstanding	$1,021,904,264

Net assets consist of:

Shares of beneficial interest	$910,435,941
Distributable earnings	111,468,323
$1,021,904,264

Net Assets:

Series I	$45,427,034

Series II	$976,477,230

Shares outstanding, no par value, with an unlimited number of shares authorized:

Series I	4,165,323

Series II	91,008,867

Series I: Net asset value per share	$10.91

Series II: Net asset value per share	$10.73

Consolidated Statement of Operations

For the year ended December 31, 2019

Investment income:

Dividends from affiliated money market funds	$17,759,544
Interest	3,032,139
Total investment income	20,791,683

Expenses:

Advisory fees	9,430,812
Administrative services fees	1,700,249
Custodian fees	36,699
Distribution fees - Series II	2,463,688
Transfer agent fees	24,176
Trustees’ and officers’ fees and benefits	32,349
Reports to shareholders	11,949
Professional services fees	88,906
Other	13,849
Total expenses	13,802,677
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(4,741,689)
Net expenses	9,060,988
Net investment income	11,730,695

Realized and unrealized gain (loss) from:

Net realized gain (loss) from: Investment securities	(3,704,821)
Foreign currencies	(6,021)
Futures contracts	132,342,922
Swap agreements	(292,927)
128,339,153

Change in net unrealized appreciation (depreciation) of:
Investment securities	3,081,284
Foreign currencies	10,004
Futures contracts	(5,866,411)
Swap agreements	5,507,812
2,732,689
Net realized and unrealized gain	131,071,842
Net increase in net assets resulting from operations	$142,802,537

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018
Operations:
Net investment income	$11,730,695	$8,716,217
Net realized gain (loss)	128,339,153	(62,901,126)
Change in net unrealized appreciation (depreciation)	2,732,689	(21,238,796)
Net increase (decrease) in net assets resulting from operations	142,802,537	(75,423,705)

Distributions to shareholders from distributable earnings:
Series I	–	(3,802,380)
Series II	–	(107,564,085)
Total distributions from distributable earnings	–	(111,366,465)

Return of capital:
Series I	–	(318,341)
Series II	–	(2,637,420)
Total return of capital	–	(2,955,761)

Share transactions–net:
Series I	2,158,487	4,812,203
Series II	(128,836,261)	(6,703,716)
Net increase (decrease) in net assets resulting from share transactions	(126,677,774)	(1,891,513)
Net increase (decrease) in net assets	16,124,763	(191,637,444)

Net assets:
Beginning of year	1,005,779,501	1,197,416,945
End of year	$1,021,904,264	$1,005,779,501

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
			Net gains									to average		to average net		Ratio of net
			(losses)									net assets		assets without		investment
	Net asset	Net	on securities		Dividends	Distributions						with fee waivers		fee waivers		income
	value,	investment	(both	Total from	from net	from net			Net asset		Net assets,	and/or		and/or		(loss)
	beginning	income	realized and	investment	investment	realized	Return of	Total	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	capital	distributions	of period	return (b)	(000’s omitted)	absorbed		absorbed		net assets		turnover (c)
Series I
Year ended 12/31/19	$9.47	$0.14	$1.30	$1.44	$–	$–	$–	$–	$10.91	15.21%	$45,427	0.64	%(d)(e)	1.10	%(d)	1.38	%(d)	94%
Year ended 12/31/18	11.31	0.11	(0.79)	(0.68)	(0.14)	(0.99)	(0.03)	(1.16)	9.47	(6.46)	37,450	0.65	(e)	1.10		1.03		199
Year ended 12/31/17	11.35	0.01	1.08	1.09	(0.48)	(0.65)	–	(1.13)	11.31	10.06	39,340	0.68	(e)	1.11		0.10		52
Year ended 12/31/16	10.20	(0.04)	1.24	1.20	(0.05)	–	–	(0.05)	11.35	11.74	34,714	0.67	(e)	1.12		(0.33)		120
Year ended 12/31/15	12.30	(0.07)	(0.44)	(0.51)	(0.52)	(1.07)	–	(1.59)	10.20	(4.10)	26,854	0.69		1.15		(0.61)		44
Series II
Year ended 12/31/19	9.34	0.12	1.27	1.39	–	–	–	–	10.73	14.88	976,477	0.89	(d)(e)	1.35	(d)	1.13	(d)	94
Year ended 12/31/18	11.17	0.08	(0.78)	(0.70)	(0.11)	(0.99)	(0.03)	(1.13)	9.34	(6.71)	968,329	0.90	(e)	1.35		0.78		199
Year ended 12/31/17	11.22	(0.02)	1.07	1.05	(0.45)	(0.65)	–	(1.10)	11.17	9.83	1,158,077	0.93	(e)	1.36		(0.15)		52
Year ended 12/31/16	10.08	(0.06)	1.22	1.16	(0.02)	–	–	(0.02)	11.22	11.51	1,113,539	0.92	(e)	1.37		(0.58)		120
Year ended 12/31/15	12.17	(0.10)	(0.44)	(0.54)	(0.48)	(1.07)	–	(1.55)	10.08	(4.40)	939,354	0.94		1.40		(0.86)		44

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $42,105 and $985,702 for Series I and Series II shares, respectively.
(e)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.15%, 0.16%, 0.15% and 0.12% for the years ended December 31, 2019, 2018, 2017 and 2016, respectively.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Notes to Consolidated Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco V.I. Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund IV Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is total return with a low to moderate correlation to traditional financial market indices.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends,

Invesco V.I. Balanced-Risk Allocation Fund

bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under

Invesco V.I. Balanced-Risk Allocation Fund

these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

M.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative

Invesco V.I. Balanced-Risk Allocation Fund

positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

N.

Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

O.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

P.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.950%

Next $250 million	0.925%

Next $500 million	0.900%

Next $1.5 billion	0.875%

Next $2.5 billion	0.850%

Next $2.5 billion	0.825%

Next $2.5 billion	0.800%

Over $10 billion	0.775%

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.92%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s)

Invesco V.I. Balanced-Risk Allocation Fund

that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (including prior fiscal year-end Acquired Fund Fees and Expenses of 0.16% and excluding certain items discussed below) of Series I shares to 0.80% and Series II shares to 1.05% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $4,741,689.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $146,822 for accounting and fund administrative services and was reimbursed $1,553,427 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plan are detailed in the Consolidated Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$–	$116,709,065	$–	$116,709,065

Commodity-Linked Securities	–	21,063,834	–	21,063,834

Money Market Funds	835,379,744	–	–	835,379,744

Total Investments in Securities	835,379,744	137,772,899	–	973,152,643

Invesco V.I. Balanced-Risk Allocation Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Assets*

Futures Contracts	$7,557,220	$–	$–	$7,557,220

Swap Agreements	–	1,658,381	–	1,658,381

	7,557,220	1,658,381	–	9,215,601

Other Investments - Liabilities*

Futures Contracts	(12,382,589)	–	–	(12,382,589)

Swap Agreements	–	(185,454)	–	(185,454)

	(12,382,589)	(185,454)	–	(12,568,043)

Total Other Investments	(4,825,369)	1,472,927	–	(3,352,442)

Total Investments	$830,554,375	$139,245,826	$–	$969,800,201

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2019:

	Value
Derivative Assets	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$4,649,193	$2,908,027	$-	$7,557,220

Unrealized appreciation on swap agreements – OTC	1,658,381	-	-	1,658,381

Total Derivative Assets	6,307,574	2,908,027	-	9,215,601

Derivatives not subject to master netting agreements	(4,649,193)	(2,908,027)	-	(7,557,220)

Total Derivative Assets subject to master netting agreements	$1,658,381	$-	$-	$1,658,381

	Value
Derivative Liabilities	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(275,794)	$(216,502)	$(11,890,293)	$(12,382,589)

Unrealized depreciation on swap agreements – OTC	(185,454)	-	-	(185,454)

Total Derivative Liabilities	(461,248)	(216,502)	(11,890,293)	(12,568,043)

Derivatives not subject to master netting agreements	275,794	216,502	11,890,293	12,382,589

Total Derivative Liabilities subject to master netting agreements	$(185,454)	$-	$-	$(185,454)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

Invesco V.I. Balanced-Risk Allocation Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2019.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged

	Swap	Swap	Net Value of			Net
Counterparty	Agreements	Agreements	Derivatives	Non-Cash	Cash	Amount

Subsidiary

Barclays Bank PLC	$116,775	$(85,745)	$31,030	$–	$–	$31,030

Canadian Imperial Bank of Commerce	54,349	(3,602)	50,747	–	–	50,747

Cargill, Inc.	1,579,024	(11,931)	1,567,093	–	(1,410,000)	157,093

Goldman Sachs International	865,921	(6,583)	859,338	–	–	859,338

JPMorgan Chase Bank, N.A.	361,457	(1,009)	360,448	–	–	360,448

Macquarie Bank Ltd.	–	(105,088)	(105,088)	–	105,088	–

Merrill Lynch International	614,116	(2,302)	611,814	–	–	611,814

Morgan Stanley Capital Services LLC	259,879	(2,329)	257,550	–	(150,000)	107,550

Total	$3,851,521	$(218,589)	$3,632,932	$–	$(1,454,912)	$2,178,020

Effect of Derivative Investments for the year ended December 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$ 6,671,796	$55,728,591	$ 69,942,535	$132,342,922

Swap agreements	(83,065)	(209,862)	-	(292,927)

Change in Net Unrealized Appreciation (Depreciation): Futures contracts	9,995,264	12,586,682	(28,448,357)	(5,866,411)

Swap agreements	5,510,837	(3,025)	-	5,507,812

Total	$22,094,832	$68,102,386	$ 41,494,178	$131,691,396

The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Swap Agreements

Average notional value	$1,266,351,584	$149,369,628

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018

Ordinary income	$–	$ 84,502,400

Long-term capital gain	–	26,864,065

Return of capital	–	2,955,761

Total distributions	$–	$114,322,226

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$89,306,332

Undistributed long-term capital gain	30,225,749

Net unrealized appreciation (depreciation) – investments	(8,033,141)

Net unrealized appreciation - foreign currencies	65,972

Temporary book/tax differences	(96,589)

Shares of beneficial interest	910,435,941

Total net assets	$1,021,904,264

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts and swap agreements.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $20,330,000 and $18,284,450, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$10,414,021

Aggregate unrealized (depreciation) of investments	(18,447,162)

Net unrealized appreciation (depreciation) of investments	$(8,033,141)

Cost of investments for tax purposes is $977,833,342.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currencies, swap agreements and futures contracts, on December 31, 2019, undistributed net investment income was increased by $54,468,012, undistributed net realized gain was decreased by $53,478,860 and shares of beneficial interest was decreased by $989,152. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2019(a)		December 31, 2018

	Shares	Amount	Shares	Amount

Sold:
Series I	479,777	$4,939,090	438,450	$4,686,758

Series II	4,284,767	43,466,506	7,359,729	79,190,918

Invesco V.I. Balanced-Risk Allocation Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2019(a)		December 31, 2018

	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Series I	-	$-	415,814	$4,120,721

Series II	-	-	11,268,048	110,201,505

Reacquired:
Series I	(270,304)	(2,780,603)	(376,740)	(3,995,276)

Series II	(16,984,260)	(172,302,767)	(18,613,654)	(196,096,139)

Net increase (decrease) in share activity	(12,490,020)	$(126,677,774)	491,647	$(1,891,513)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 81% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Balanced-Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Balanced- Risk Allocation Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco V.I. Balanced- Risk Allocation Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related consolidated statement of operations for the year ended December 31, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,040.00	$3.29	$1,021.98	$3.26	0.64%
Series II	1,000.00	1,038.70	4.57	1,020.72	4.53	0.89

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Balanced-Risk Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	13.33%

                *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer - Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Balanced-Risk Allocation Fund

Annual Report to Shareholders	December 31, 2019

Invesco V.I. Comstock Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VICOM-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2019, Series I shares of Invesco V.I. Comstock Fund (the Fund) underperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	25.30%
Series II Shares	24.94
S&P 500 Index▼ (Broad Market Index)	31.49
Russell 1000 Value Index▼ (Style-Specific Index)	26.54
Lipper VUF Large-Cap Value Funds Index∎ (Peer Group Index)	26.71
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Equity markets rallied in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and indication that the US Federal Reserve (the Fed) would not raise interest rates in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019.1 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. Risk assets surged higher as a result of a delay in the Brexit agreement until January 2020, optimism that phase one of a US-China trade deal would be completed and better-than-expected third-quarter corporate earnings results. The US economy rose higher than expected, at 2.1% during the third quarter of 2019.2 During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

  During the year, all sectors in the Russell 1000 Value Index posted positive returns. Information technology, industrials and financials were the strongest performing sectors, with energy being the worst performing sector.

  On the positive side, strong stock selection in the financials sector was a large contributor to the Fund’s performance relative to its style-specific benchmark for the year. Citigroup, Bank of America and not owning Berkshire Hathaway (an underperforming component of the Russell 1000 Value Index) were the top individual relative contributors in the sector. Large banks performed well during the year, as interest rates stabilized and investors benefited from return of capital back to shareholders via stock buybacks (reducing outstanding shares) and increased dividends.

  Stock selection in the industrials sector also boosted the Fund’s performance relative to its style-specific benchmark for the year. Johnson Controls International was notable as the company beat earnings’ estimates in the first half of the year. The stock rallied during the second quarter on the announcement of its earlier-than-expected closing of its Power Solutions business. The company announced its immediate intention to cash proceeds (which were $200 million higher than expected) for repurchases and debt repayment. Other contributors within the sector were Emerson Electric and Eaton, as each outperformed the Russell 1000 Value benchmark for the year.

Portfolio Composition
By sector	% of total net assets

Financials	30.44%
Energy	15.91
Health Care	11.27
Industrials	8.67
Information Technology	8.25
Consumer Staples	6.86
Consumer Discretionary	5.85
Communication Services	5.49
Materials	3.24
Utilities	0.47
Money Market Funds Plus Other Assets Less Liabilities	3.55

Top 10 Equity Holdings*
% of total net assets

1. Citigroup, Inc.	5.33%
2. Bank of America Corp.	5.10
3. JPMorgan Chase & Co.	3.56
4. Philip Morris International, Inc.	2.73
5. Suncor Energy, Inc.	2.17
6. Chevron Corp.	2.15
7. Anthem, Inc.	2.03
8. Morgan Stanley	2.02
9. BP PLC, ADR	2.02
10. American International Group, Inc.	1.97

Total Net Assets	$1.4 billion

Total Number of Holdings*	69

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2019.

Invesco V.I. Comstock Fund

Stock selection in the communication services sector also enhanced Fund performance relative to its style-specific benchmark. Charter Communications was a notable contributor to the sector, as investors were optimistic due to increased margins after the merger with Time Warner. Management also provided guidance on price increases which may help alleviate the negative effects of customer attrition.

On the negative side, the Fund’s allocation to cash, although only averaging 6% for the year, was a large detractor from Fund performance. We believe this should be expected in a strong equity market.

Stock selection in the consumer discretionary sector also detracted from Fund performance relative to its style-specific benchmark. Carnival and Gap were two of the largest detractors in the sector. During the second quarter, the US government imposed new restrictions on travel to Cuba, essentially barring cruise operators from docking in the country. Carnival lowered its full year earnings guidance based on these developments, and shares declined accordingly.

Overweight exposure to energy stocks versus the style-specific benchmark was a large relative detractor from Fund performance during the year. Energy stocks underperformed during most of the year and was the worst performing sector in the Russell 1000 Value Index. Most of the Fund’s exposure to energy is in exploration and production and integrated oil and gas. Our long-term view on energy is that these companies continue to offer attractive valuations and improving prospects, as management continues to move towards a focus on profitability versus production growth.

We used currency forward contracts during the year for the purpose of hedging currency exposure of non-US-based companies held in the Fund. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a slightly negative impact on the Fund’s performance relative to the Russell 1000 Value Index for the year.

At the close of the year, the Fund was overweight the financials sector compared to its style-specific benchmark, as we have a favorable view of large banks within financials. We also maintain a constructive view on the long–term prospects for our energy holdings, as we believe supply and demand for oil should balance over time. The Fund’s exposure to each sector has a higher beta3 than the style-specific benchmark. Therefore, the portfolio should be more sensitive to broad moves within these sectors for the foreseeable future.

Thank you for your investment in Invesco V.I. Comstock Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve

2	Source: Bureau of Economic Analysis

3	Beta is a measure of risk representing how a security is expected to respond to general market movements.

Portfolio managers:

Devin Armstrong - Lead

Charles DyReyes

Kevin Holt - Lead

James (Jay) Warwick

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Comstock Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1   Source: RIMES Technologies Corp.

2   Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/19

Series I Shares
Inception (4/30/99)	7.23%
10 Years	11.19
5 Years	7.42
1 Year	25.30

Series II Shares
Inception (9/18/00)	7.25%
10 Years	10.91
5 Years	7.15
1 Year	24.94

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Comstock Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Comstock Fund (renamed Invesco V.I. Comstock Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Comstock Fund. Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.76% and 1.01%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. Comstock Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Comstock Fund

Invesco V.I. Comstock Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Comstock Fund

Schedule of Investments(a)

December 31, 2019

	Shares	Value

Common Stocks & Other Equity Interests–96.45%

Aerospace & Defense–1.14%

Textron, Inc.	366,963	$16,366,550

Agricultural Products–1.38%

Archer-Daniels-Midland Co.	429,158	19,891,473

Apparel Retail–0.43%

Gap, Inc. (The)	352,793	6,237,380

Asset Management & Custody Banks–2.90%

Bank of New York Mellon Corp. (The)	398,043	20,033,504

State Street Corp.	273,734	21,652,360

		41,685,864

Automobile Manufacturers–1.95%

General Motors Co.	767,308	28,083,473

Automotive Retail–0.31%

Advance Auto Parts, Inc.	28,056	4,493,449

Biotechnology–1.18%

Gilead Sciences, Inc.	262,128	17,033,077

Broadcasting–0.61%

ViacomCBS, Inc., Class B	209,177	8,779,159

Building Products–1.49%

Johnson Controls International PLC	526,851	21,448,104

Cable & Satellite–2.64%

Charter Communications, Inc., Class A(b)	43,667	21,181,988

Comcast Corp., Class A	375,233	16,874,228

		38,056,216

Communications Equipment–1.61%

Cisco Systems, Inc.	484,734	23,247,843

Construction Machinery & Heavy Trucks–0.96%

Caterpillar, Inc.	93,693	13,836,582

Consumer Finance–0.64%

Ally Financial, Inc.	303,317	9,269,368

Diversified Banks–15.57%

Bank of America Corp.	2,082,777	73,355,406

Citigroup, Inc.	961,068	76,779,722

JPMorgan Chase & Co.	368,024	51,302,546

Wells Fargo & Co.	422,135	22,710,863

		224,148,537

Electrical Components & Equipment–3.12%

Eaton Corp. PLC	253,531	24,014,456

Emerson Electric Co.	274,968	20,969,060

		44,983,516

	Shares	Value

Fertilizers & Agricultural Chemicals–2.02%

CF Industries Holdings, Inc.	230,240	$10,991,658

Corteva, Inc.	612,642	18,109,697

		29,101,355

Health Care Distributors–1.66%

Cardinal Health, Inc.	231,213	11,694,754

McKesson Corp.	88,169	12,195,536

		23,890,290

Health Care Services–1.06%

CVS Health Corp.	205,717	15,282,716

Hotels, Resorts & Cruise Lines–1.91%

Carnival Corp.	541,290	27,513,771

Household Products–1.94%

Kimberly-Clark Corp.	107,263	14,754,025

Reckitt Benckiser Group PLC (United Kingdom)	162,151	13,167,633

		27,921,658

Independent Power Producers & Energy Traders–0.47%

Vistra Energy Corp.	296,138	6,808,213

Industrial Conglomerates–1.07%

General Electric Co.	1,376,970	15,366,985

Industrial Machinery–0.89%

Ingersoll-Rand PLC	96,543	12,832,496

Integrated Oil & Gas–8.32%

BP PLC, ADR (United Kingdom)	768,716	29,011,342

Chevron Corp.	256,868	30,955,163

Exxon Mobil Corp.	48,053	3,353,138

Royal Dutch Shell PLC, Class A, ADR (United Kingdom)	427,068	25,188,471

Suncor Energy, Inc. (Canada)	951,933	31,223,402

		119,731,516

Integrated Telecommunication Services–1.66%

AT&T, Inc.	611,302	23,889,682

Internet & Direct Marketing Retail–1.25%

eBay, Inc.	496,729	17,936,884

Investment Banking & Brokerage–3.44%

Goldman Sachs Group, Inc. (The)	88,640	20,380,995

Morgan Stanley	569,029	29,088,763

		49,469,758

IT Consulting & Other Services–0.95%

Cognizant Technology Solutions Corp., Class A	221,316	13,726,018

Invesco V.I. Comstock Fund

	Shares	Value

Life & Health Insurance–1.03%

MetLife, Inc.	289,832	$14,772,737

Managed Health Care–2.03%

Anthem, Inc.	96,675	29,198,750

Multi-line Insurance–1.97%

American International Group, Inc.	551,185	28,292,326

Oil & Gas Exploration & Production–7.60%

Canadian Natural Resources Ltd. (Canada)	542,279	17,539,346

Devon Energy Corp.	704,798	18,303,604

Encana Corp. (Canada)	2,131,359	9,996,074

Hess Corp.	308,278	20,596,053

Marathon Oil Corp.	1,699,347	23,077,132

Noble Energy, Inc.	598,739	14,872,677

Pioneer Natural Resources Co.	32,796	4,964,331

		109,349,217

Paper Packaging–1.21%

International Paper Co.	379,580	17,479,659

Pharmaceuticals–5.33%

Allergan PLC	75,429	14,419,762

Bristol-Myers Squibb Co.	328,888	21,111,321

Mylan N.V.(b)	445,043	8,945,364

Novartis AG (Switzerland)	77,925	7,382,799

Sanofi, ADR (France)	496,141	24,906,278

		76,765,524

Property & Casualty Insurance–1.16%

Allstate Corp. (The)	148,024	16,645,299

Regional Banks–3.75%

Citizens Financial Group, Inc.	471,899	19,163,818

Fifth Third Bancorp	646,947	19,887,151

	Shares	Value

Regional Banks–(continued)

PNC Financial Services Group, Inc. (The)	93,301	$14,893,639

		53,944,608

Semiconductors–4.01%

Intel Corp.	449,010	26,873,248

NXP Semiconductors N.V. (Netherlands)	55,780	7,098,563

QUALCOMM, Inc.	269,465	23,774,897

		57,746,708

Systems Software–1.67%

Microsoft Corp.	152,145	23,993,266

Tobacco–3.54%

Altria Group, Inc.	232,486	11,603,376

Philip Morris International, Inc.	462,774	39,377,440

		50,980,816

Wireless Telecommunication Services–0.58%

Vodafone Group PLC (United Kingdom)	4,306,599	8,360,710

Total Common Stocks & Other Equity Interests (Cost $1,136,938,996)		1,388,561,553

Money Market Funds–4.33%

Invesco Government & Agency Portfolio, Institutional Class, 1.50%(c)	21,797,514	21,797,514

Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(c)	15,597,356	15,602,035

Invesco Treasury Portfolio, Institutional Class, 1.49%(c)	24,911,444	24,911,444

Total Money Market Funds (Cost $62,310,993)		62,310,993

TOTAL INVESTMENTS IN SECURITIES–100.78% (Cost $1,199,249,989)		1,450,872,546

OTHER ASSETS LESS LIABILITIES–(0.78)%		(11,242,281)

NET ASSETS–100.00%		$1,439,630,265

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

Open Forward Foreign Currency Contracts
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
Currency Risk
01/16/2020	Deutsche Bank AG	USD	628,764	GBP	474,723	$290
01/16/2020	Goldman Sachs International	USD	810,162	GBP	617,394	7,945
01/16/2020	Royal Bank of Canada	USD	607,934	CAD	802,140	9,838
01/16/2020	Royal Bank of Canada	USD	103,175	CHF	101,692	1,976
01/16/2020	Royal Bank of Canada	USD	675,939	EUR	608,360	7,010
Subtotal–Appreciation						27,059

Invesco V.I. Comstock Fund

Open Forward Foreign Currency Contracts–(continued)
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk
01/16/2020	Canadian Imperial Bank of Commerce	CHF	74,808	USD	76,467	$ (885)
01/16/2020	Canadian Imperial Bank of Commerce	EUR	21,647,914	USD	23,935,297	(366,802)
01/16/2020	Goldman Sachs International	CAD	29,183,241	USD	21,957,558	(518,046)
01/16/2020	Goldman Sachs International	EUR	567,410	USD	633,952	(3,026)
01/16/2020	Goldman Sachs International	GBP	438,318	USD	575,989	(4,825)
01/16/2020	Royal Bank of Canada	CAD	3,330,518	USD	2,526,016	(38,999)
01/16/2020	Royal Bank of Canada	CHF	3,658,188	USD	3,682,128	(100,485)
01/16/2020	Royal Bank of Canada	EUR	762,088	USD	850,853	(4,672)
01/16/2020	Royal Bank of Canada	GBP	19,756,356	USD	25,600,124	(578,968)
Subtotal–Depreciation						(1,616,708)
Total Forward Foreign Currency Contracts						$ (1,589,649)

Abbreviations:

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – British Pound Sterling

USD – U.S. Dollar

Invesco V.I. Comstock Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:

Investments in securities, at value (Cost $1,136,938,996)	$1,388,561,553
Investments in affiliated money market funds, at value (Cost $62,310,993)	62,310,993
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	27,059
Foreign currencies, at value (Cost $512)	518
Receivable for:
Fund shares sold	17,046
Dividends	2,228,568
Investment for trustee deferred compensation and retirement plans	219,455
Total assets	1,453,365,192

Liabilities:

Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	1,616,708
Payable for:
Fund shares reacquired	9,646,462
Amount due custodian	878,494
Accrued fees to affiliates	1,327,392
Accrued trustees’ and officers’ fees and benefits	555
Accrued other operating expenses	23,710
Trustee deferred compensation and retirement plans	241,606
Total liabilities	13,734,927
Net assets applicable to shares outstanding	$1,439,630,265

Net assets consist of:

Shares of beneficial interest	$1,134,626,714
Distributable earnings	305,003,551
$1,439,630,265

Net Assets:

Series I	$199,521,411
Series II	$1,240,108,854

Shares outstanding, no par value, with an unlimited number of shares authorized:

Series I	11,624,326
Series II	72,546,200
Series I:
Net asset value per share	$17.16
Series II:
Net asset value per share	$17.09

Statement of Operations

For the year ended December 31, 2019

Investment income:

Dividends (net of foreign withholding taxes of $780,155)	$37,623,608

Dividends from affiliated money market funds	1,580,111

Total investment income	39,203,719

Expenses:

Advisory fees	7,880,253

Administrative services fees	2,260,671

Custodian fees	15,291

Distribution fees - Series II	2,982,889

Transfer agent fees	36,201

Trustees’ and officers’ fees and benefits	37,485

Reports to shareholders	5,326

Professional services fees	45,987

Other	17,628

Total expenses	13,281,731

Less: Fees waived	(83,440)

Net expenses	13,198,291

Net investment income	26,005,428

Realized and unrealized gain (loss) from:

Net realized gain from:
Investment securities	40,447,364

Foreign currencies	240,845

Forward foreign currency contracts	1,422,429

42,110,638

Change in net unrealized appreciation (depreciation) of:
Investment securities	239,469,341

Foreign currencies	8,844

Forward foreign currency contracts	(1,373,453)

238,104,732

Net realized and unrealized gain	280,215,370

Net increase in net assets resulting from operations	$306,220,798

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018

Operations:

Net investment income	$26,005,428	$23,660,844

Net realized gain	42,110,638	169,575,951

Change in net unrealized appreciation (depreciation)	238,104,732	(378,547,863)

Net increase (decrease) in net assets resulting from operations	306,220,798	(185,311,068)

Distributions to shareholders from distributable earnings:

Series I	(27,866,941)	(29,013,356)

Series II	(173,615,673)	(151,533,451)

Total distributions from distributable earnings	(201,482,614)	(180,546,807)

Share transactions–net:

Series I	(32,488,395)	1,540,438

Series II	54,630,220	(236,864,144)

Net increase (decrease) in net assets resulting from share transactions	22,141,825	(235,323,706)

Net increase (decrease) in net assets	126,880,009	(601,181,581)

Net assets:

Beginning of year	1,312,750,256	1,913,931,837

End of year	$1,439,630,265	$1,312,750,256

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net
			(losses)								net assets		assets without		Ratio of net
	Net asset		on securities		Dividends	Distributions					with fee waivers		fee waivers		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	and/or		and/or		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return (b)	(000’s omitted)	absorbed		absorbed		net assets		turnover (c)
Series I
Year ended 12/31/19	$16.12	$0.37	$3.45	$3.82	$(0.37)	$(2.41)	$(2.78)	$17.16	25.30%	$199,521	0.74	%(d)	0.74	%(d)	2.09	%(d)	21%
Year ended 12/31/18	20.62	0.33	(2.41)	(2.08)	(0.36)	(2.06)	(2.42)	16.12	(12.16)	214,084	0.75		0.75		1.63		19
Year ended 12/31/17	18.69	0.28	2.94	3.22	(0.44)	(0.85)	(1.29)	20.62	17.85	270,651	0.75		0.75		1.47		13
Year ended 12/31/16	17.57	0.38	2.47	2.85	(0.29)	(1.44)	(1.73)	18.69	17.30	256,080	0.77		0.78		2.20		21
Year ended 12/31/15	19.16	0.28	(1.45)	(1.17)	(0.37)	(0.05)	(0.42)	17.57	(5.98)	332,411	0.78		0.83		1.52		16
Series II
Year ended 12/31/19	16.06	0.32	3.44	3.76	(0.32)	(2.41)	(2.73)	17.09	24.94	1,240,109	0.99	(d)	0.99	(d)	1.84	(d)	21
Year ended 12/31/18	20.54	0.28	(2.40)	(2.12)	(0.30)	(2.06)	(2.36)	16.06	(12.37)	1,098,666	1.00		1.00		1.38		19
Year ended 12/31/17	18.62	0.23	2.93	3.16	(0.39)	(0.85)	(1.24)	20.54	17.58	1,643,281	1.00		1.00		1.22		13
Year ended 12/31/16	17.51	0.34	2.45	2.79	(0.24)	(1.44)	(1.68)	18.62	16.99	1,679,769	1.02		1.03		1.95		21
Year ended 12/31/15	19.08	0.24	(1.44)	(1.20)	(0.32)	(0.05)	(0.37)	17.51	(6.19)	1,549,679	1.03		1.08		1.27		16

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $194,472 and $1,192,847 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco V.I. Comstock Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Invesco V.I. Comstock Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates –The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco V.I. Comstock Fund

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 500 million	0.600%
Next $500 million	0.550%

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.57%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.78% and Series II shares to 1.03% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $83,440.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $195,367 for accounting and fund administrative services and was reimbursed $2,065,304 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish

Invesco V.I. Comstock Fund

continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2019, the Fund incurred $16,621 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$1,359,650,411	$28,911,142	$–	$1,388,561,553

Money Market Funds	62,310,993	–	–	62,310,993

Total Investments in Securities	1,421,961,404	28,911,142	–	1,450,872,546

Other Investments - Assets*

Forward Foreign Currency Contracts	–	27,059	–	27,059

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(1,616,708)	–	(1,616,708)

Total Other Investments	–	(1,589,649)	–	(1,589,649)

Total Investments	$1,421,961,404	$27,321,493	$–	$1,449,282,897

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2019:

Value
Currency
Derivative Assets	Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$27,059
Derivatives not subject to master netting agreements	-
Total Derivative Assets subject to master netting agreements	$27,059

Invesco V.I. Comstock Fund

Value
Currency
Derivative Liabilities	Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(1,616,708)

Derivatives not subject to master netting agreements	-

Total Derivative Liabilities subject to master netting agreements	$(1,616,708)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2019.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Forward Foreign	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Canadian Imperial Bank of Commerce	$ –	$(367,687)	$ (367,687)	$–	$–	$ (367,687)

Deutsche Bank AG	290	–	290	–	–	290

Goldman Sachs International	7,945	(525,897)	(517,952)	–	–	(517,952)

Royal Bank of Canada	18,824	(723,124)	(704,300)	–	–	(704,300)

Total	$27,059	$(1,616,708)	$(1,589,649)	$–	$–	$(1,589,649)

Effect of Derivative Investments for the year ended December 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Currency
Risk

Realized Gain:
Forward foreign currency contracts	$ 1,422,429

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(1,373,453)

Total	$ 48,976

The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts
Average notional value	$111,199,656

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Comstock Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018
Ordinary income	$35,243,443	$23,575,887
Long-term capital gain	166,239,171	156,970,920
Total distributions	$201,482,614	$180,546,807

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$26,301,607

Undistributed long-term capital gain	32,144,715

Net unrealized appreciation – investments	246,738,371

Net unrealized appreciation - foreign currencies	6,015

Temporary book/tax differences	(187,157)

Shares of beneficial interest	1,134,626,714

Total net assets	$1,439,630,265

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and forward foreign currency contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $277,726,126 and $387,879,431, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$327,427,848

Aggregate unrealized (depreciation) of investments	(80,689,477)

Net unrealized appreciation of investments	$246,738,371

Cost of investments for tax purposes is $1,202,544,526.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2019, undistributed net investment income was increased by $487,308 and undistributed net realized gain was decreased by $487,308. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2019(a)		December 31, 2018

	Shares	Amount	Shares	Amount

Sold:

Series I	531,077	$9,046,219	899,651	$17,343,797

Series II	6,503,571	116,600,521	3,163,658	57,343,771

Invesco V.I. Comstock Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2019(a)		December 31, 2018

	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:

Series I	1,776,096	$27,866,941	1,479,518	$29,013,356

Series II	11,100,746	173,615,673	7,755,038	151,533,451

Reacquired:

Series I	(3,961,633)	(69,401,555)	(2,224,115)	(44,816,715)

Series II	(13,487,073)	(235,585,974)	(22,497,477)	(445,741,366)

Net increase (decrease) in share activity	2,462,784	$22,141,825	(11,423,727)	$(235,323,706)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 66% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Comstock Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Comstock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Comstock Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Comstock Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,090.00	$3.90	$1,021.48	$3.77	0.74%
Series II	1,000.00	1,088.70	5.21	1,020.21	5.04	0.99

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Comstock Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Long-term Capital Gain Distribution	$166,239,171
Corporate Dividends Received Deduction*	78.63%
U.S. Treasury Obligations*	0.00%

                * The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Comstock Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Comstock Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Invesco V.I. Comstock Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Invesco V.I. Comstock Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Comstock Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Comstock Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Comstock Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer - Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Invesco V.I. Comstock Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Comstock Fund

Annual Report to Shareholders	December 31, 2019

Invesco V.I. Core Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VICEQ-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2019, Series I shares of Invesco V.I. Core Equity Fund (the Fund) underperformed the Russell 1000 Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	28.97%
Series II Shares	28.66
S&P 500 Index▼ (Broad Market Index)	31.49
Russell 1000 Index▼ (Style-Specific Index)	31.43
Lipper VUF Large-Cap Core Funds Index∎ (Peer Group Index)	28.24
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Equity markets rallied in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and indication that the US Federal Reserve (the Fed) would not raise interest rates in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019.1 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. Risk assets surged higher as a result of a delay in the Brexit agreement until January 2020, optimism that phase one of a US-China trade deal would be completed and better-than-expected third-quarter corporate earnings results. The US economy rose higher than expected, at 2.1% during the third quarter of 2019.2 During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

  During the year, stock selection in the financials and health care sectors was a key contributor to the Fund’s performance versus the Russell 1000 Index. Key detractors from the Fund’s relative returns included stock selection in the communication services and consumer staples sectors, as well as underweight exposure to the information technology sector.

  Key individual contributors to the Fund’s performance relative to the style-specific benchmark for the year included EPAM Systems, JPMorgan Chase, and Mastercard. EPAM Systems provides software engineering solutions and technology services. The company benefited from an increased demand for digital products, which resulted in strong growth rates and increasing margins. We exited our position in the company before the close of the fiscal year.

  JPMorgan Chase benefited from generally strong performance across large-cap banks. The company performed particularly well toward the end of the year as the yield curve moved from an inverted shape to a more normal upward slope. This, along with a strong economy, low unemployment rate and continued appreciation in the equity markets, fueled strong gains despite reduced near-term earnings expectations.

  Mastercard’s fundamentals remained strong during the year with mid-teens revenue growth, margin expansion and capital return mainly through stock buy-backs. Mastercard’s wide moat from its lead in global merchant acceptance, technology innovation and wide variety

Portfolio Composition
By sector	% of total net assets

Financials	18.97%
Health Care	16.81
Information Technology	16.80
Consumer Discretionary	13.48
Communication Services	7.84
Industrials	7.60
Consumer Staples	6.97
Energy	5.33
Real Estate	2.89
Utilities	1.75
Money Market Funds Plus Other Assets Less Liabilities	1.56

Top 10 Equity Holdings*
% of total net assets

1. Microsoft Corp.	7.97%
2. JPMorgan Chase & Co.	5.11
3. UnitedHealth Group, Inc.	4.11
4. Facebook, Inc., Class A	3.82
5. Amazon.com, Inc.	3.71
6. Procter & Gamble Co. (The)	3.62
7. Berkshire Hathaway, Inc., Class B	3.34
8. Merck & Co., Inc.	3.23
9. Lockheed Martin Corp.	2.99
10. Prologis, Inc.	2.89

Total Net Assets	$878.4 million

Total Number of Holdings*	56

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2019.

Invesco V.I. Core Equity Fund

of payments services business has well-positioned the company to compete and partner with emerging mobile-based payment models, such as digital wallets.

Key individual detractors from the Fund’s performance relative to the style-specific benchmark for the year included Biogen and Carnival. Biotechnology company Biogen and cruise line operator Carnival both underperformed during the first half of 2019. As such, we exited our positions in both companies before the close of the year.

Underweight exposure to Alphabet and Apple (not a Fund holding) also detracted from the Fund’s performance versus the style-specific benchmark as both companies were strong performers within the Russell 1000 Index during the year. Our decision not to own Apple was based on concerns regarding peak iPhone sales. While we initiated a position in Alphabet during the year, the Fund’s underweight exposure was a drag on relative returns.

At the close of the year, we continued to focus on companies with competitive advantages and skilled management teams that are out executing peers. As evidence of this, we look for companies with high returns on invested capital, consistently strong pricing power, and/or rising market shares. During times of economic volatility, such companies frequently widen the lead over weaker competitors. We seek to invest in companies characterized by these qualities at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance, especially in down markets.

Please note that a new portfolio management team began managing the Fund on June 21, 2019.

We thank you for your continued investment in Invesco V.I. Core Equity Fund.

1 Source: US Federal Reserve

2 Source: Bureau of Economic Analysis

Portfolio managers:

Manind (Mani) Govil - Lead

Paul Larson

Benjamin Ram

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1   Source: RIMES Technologies Corp.

2   Source: Lipper Inc.

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/19

Series I Shares
Inception (5/2/94)	8.14%
10 Years	9.12
5 Years	6.56
1 Year	28.97

Series II Shares
Inception (10/24/01)	6.83%
10 Years	8.86
5 Years	6.31
1 Year	28.66

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.80% and 1.05%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.81% and 1.06%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any
contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.

Invesco V.I. Core Equity Fund

Invesco V.I. Core Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper VUF Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Core Equity Fund

Schedule of Investments(a)

December 31, 2019

	Shares	Value

Common Stocks & Other Equity Interests–98.44%

Aerospace & Defense–2.99%

Lockheed Martin Corp.	67,440	$26,259,787

Air Freight & Logistics–0.30%

C.H. Robinson Worldwide, Inc.	34,084	2,665,369

Automobile Manufacturers–0.62%

General Motors Co.	149,708	5,479,313

Automotive Retail–0.69%

O’Reilly Automotive, Inc.(b)	13,814	6,054,124

Brewers–0.83%
Anheuser-Busch InBev S.A./N.V. (Belgium)	88,984	7,296,822

Communications Equipment–1.87%

Motorola Solutions, Inc.	102,092	16,451,105

Computer & Electronics Retail–1.38%

Best Buy Co., Inc.	138,185	12,132,643

Consumer Finance–4.19%

American Express Co.	102,080	12,707,939

Capital One Financial Corp.	233,752	24,055,418

		36,763,357

Data Processing & Outsourced Services–1.27%

Mastercard, Inc., Class A	37,244	11,120,686

Distillers & Vintners–0.89%

Constellation Brands, Inc., Class A	41,308	7,838,193

Diversified Banks–5.32%

Danske Bank A/S (Denmark)	114,093	1,845,158

JPMorgan Chase & Co.	322,229	44,918,722

		46,763,880

Electric Utilities–0.44%

Duke Energy Corp.	42,202	3,849,244

Financial Exchanges & Data–3.09%

Intercontinental Exchange, Inc.	131,944	12,211,417

Moody’s Corp.	62,986	14,953,506

		27,164,923

Gas Utilities–0.53%

UGI Corp.	103,167	4,659,022

Health Care Equipment–3.68%

Boston Scientific Corp.(b)	100,857	4,560,754

Medtronic PLC	70,812	8,033,621

Zimmer Biomet Holdings, Inc.	131,719	19,715,700

		32,310,075

	Shares	Value

Health Care Facilities–0.76%

HCA Healthcare, Inc.	45,116	$6,668,596

Home Improvement Retail–2.05%

Home Depot, Inc. (The)	82,256	17,963,065

Homebuilding–0.82%

D.R. Horton, Inc.	135,804	7,163,661

Household Products–3.62%

Procter & Gamble Co. (The)	254,910	31,838,259

Industrial Conglomerates–2.07%

Honeywell International, Inc.	102,802	18,195,954

Industrial Machinery–0.52%

Stanley Black & Decker, Inc.	27,809	4,609,064

Industrial REITs–2.89%

Prologis, Inc.	284,662	25,374,771

Integrated Oil & Gas–2.62%

Suncor Energy, Inc. (Canada)	702,327	23,036,326

Integrated Telecommunication Services–1.98%

Verizon Communications, Inc.	283,379	17,399,471

Interactive Media & Services–5.86%

Alphabet, Inc., Class A(b)	13,403	17,951,844

Facebook, Inc., Class A(b)	163,402	33,538,261

		51,490,105

Internet & Direct Marketing Retail–5.99%

Amazon.com, Inc.(b)	17,621	32,560,789

Booking Holdings, Inc.(b)	9,772	20,069,049

		52,629,838

IT Consulting & Other Services–1.01%

Amdocs Ltd.	122,319	8,830,209

Life Sciences Tools & Services–1.64%

Thermo Fisher Scientific, Inc.	44,446	14,439,172

Managed Health Care–4.11%

UnitedHealth Group, Inc.	122,852	36,116,031

Multi-Sector Holdings–3.34%

Berkshire Hathaway, Inc., Class B(b)	129,333	29,293,924

Multi-Utilities–0.78%

WEC Energy Group, Inc.	74,195	6,843,005

Oil & Gas Equipment & Services–1.30%

Schlumberger Ltd.	282,984	11,375,957

Oil & Gas Storage & Transportation–1.41%

Magellan Midstream Partners L.P.	197,444	12,413,304

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

	Shares	Value

Other Diversified Financial Services–1.91%

AXA Equitable Holdings, Inc.	677,649	$16,792,142

Pharmaceuticals–6.61%

AstraZeneca PLC, ADR (United Kingdom)	305,742	15,244,296

Elanco Animal Health, Inc.(b)	491,248	14,467,254

Merck & Co., Inc.	312,172	28,392,043

		58,103,593

Property & Casualty Insurance–1.00%

Fidelity National Financial, Inc.	93,502	4,240,316

Progressive Corp. (The)	62,628	4,533,641

		8,773,957

Railroads–1.60%

Union Pacific Corp.	77,773	14,060,581

Regional Banks–0.13%

SVB Financial Group(b)	4,470	1,122,149

Restaurants–0.90%

Starbucks Corp.	89,606	7,878,159

Semiconductor Equipment–2.14%

Applied Materials, Inc.	308,024	18,801,785

Semiconductors–2.54%

QUALCOMM, Inc.	182,921	16,139,120

Texas Instruments, Inc.	48,064	6,166,130

		22,305,250

	Shares	Value

Soft Drinks–1.62%

PepsiCo., Inc.	104,315	$14,256,731

Specialty Stores–1.04%

Ulta Beauty, Inc.(b)	35,933	9,096,080

Systems Software–7.97%

Microsoft Corp.	444,194	70,049,394

Trading Companies & Distributors–0.12%

Fastenal Co.	27,313	1,009,215

Total Common Stocks & Other Equity Interests (Cost $703,461,526)		864,738,291

Money Market Funds–2.51%

Invesco Government & Agency Portfolio, Institutional Class, 1.50%(c)	7,673,323	7,673,323

Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(c)	5,579,040	5,580,713

Invesco Treasury Portfolio, Institutional Class, 1.49%(c)	8,769,511	8,769,511

Total Money Market Funds (Cost $22,023,547)		22,023,547

TOTAL INVESTMENTS IN SECURITIES–100.95% (Cost $725,485,073)		886,761,838

OTHER ASSETS LESS LIABILITIES–(0.95)%		(8,365,944)

NET ASSETS–100.00%		$878,395,894

Investment Abbreviations:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:

Investments in securities, at value (Cost $703,461,526)	$864,738,291
Investments in affiliated money market funds, at value (Cost $22,023,547)	22,023,547
Foreign currencies, at value (Cost $1,312)	1,380
Receivable for:
Investments sold	36,657,008
Fund shares sold	16,215
Dividends	867,546
Investment for trustee deferred compensation and retirement plans	446,220
Total assets	924,750,207

Liabilities:

Payable for:
Investments purchased	44,729,544
Fund shares reacquired	654,815
Amount due custodian	144,708
Accrued fees to affiliates	286,684
Accrued trustees’ and officers’ fees and benefits	498
Accrued other operating expenses	56,462
Trustee deferred compensation and retirement plans	481,602
Total liabilities	46,354,313
Net assets applicable to shares outstanding	$878,395,894

Net assets consist of:

Shares of beneficial interest	$550,433,158
Distributable earnings	327,962,736
$878,395,894

Net Assets:

Series I	$855,744,328
Series II	$22,651,566

Shares outstanding, no par value, with an unlimited number of shares authorized:

Series I	24,483,726
Series II	650,765
Series I:
Net asset value per share	$34.95
Series II:
Net asset value per share	$34.81

Statement of Operations

For the year ended December 31, 2019

Investment income:

Dividends (net of foreign withholding taxes of $281,931)	$16,386,875

Dividends from affiliated money market funds	352,661

Total investment income	16,739,536

Expenses:

Advisory fees	5,510,639

Administrative services fees	1,324,103

Custodian fees	1,789

Distribution fees - Series II	54,740

Transfer agent fees	58,395

Trustees’ and officers’ fees and benefits	31,963

Reports to shareholders	9,244

Professional services fees	50,151

Other	16,457

Total expenses	7,057,481

Less: Fees waived	(18,396)

Net expenses	7,039,085

Net investment income	9,700,451

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $14,806,769)	165,074,328

Foreign currencies	(25,361)

165,048,967

Change in net unrealized appreciation (depreciation) of:
Investment securities	53,504,250

Foreign currencies	(1,776)

53,502,474

Net realized and unrealized gain	218,551,441

Net increase in net assets resulting from operations	$228,251,892

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018

Operations:

Net investment income	$9,700,451	$7,271,862

Net realized gain	165,048,967	96,380,296

Change in net unrealized appreciation (depreciation)	53,502,474	(197,550,328)

Net increase (decrease) in net assets resulting from operations	228,251,892	(93,898,170)

Distributions to shareholders from distributable earnings:

Series I	(102,597,293)	(72,928,447)

Series II	(2,536,276)	(1,504,788)

Total distributions from distributable earnings	(105,133,569)	(74,433,235)

Share transactions–net:

Series I	(123,248,676)	(35,235,681)

Series II	(504,539)	(162,186,906)

Net increase (decrease) in net assets resulting from share transactions	(123,753,215)	(197,422,587)

Net increase (decrease) in net assets	(634,892)	(365,753,992)

Net assets:

Beginning of year	879,030,786	1,244,784,778

End of year	$878,395,894	$879,030,786

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net
			(losses)								net assets		assets without		Ratio of net
	Net asset		on securities		Dividends	Distributions					with fee waivers		fee waivers		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	and/or		and/or		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return (b)	(000’s omitted)	absorbed		absorbed		net assets		turnover (c)
Series I
Year ended 12/31/19	$30.94	$0.38	$8.22	$8.60	$(0.35)	$(4.24)	$(4.59)	$34.95	28.97%	$855,744	0.78	%(d)	0.78	%(d)	1.08	%(d)	82%
Year ended 12/31/18	36.72	0.25	(3.29)	(3.04)	(0.34)	(2.40)	(2.74)	30.94	(9.40)	858,828	0.79		0.80		0.70		46
Year ended 12/31/17	34.58	0.27	4.21	4.48	(0.39)	(1.95)	(2.34)	36.72	13.17	1,054,802	0.79		0.80		0.74		30
Year ended 12/31/16	33.84	0.39	3.07	3.46	(0.28)	(2.44)	(2.72)	34.58	10.26	1,033,700	0.84		0.85		1.11		38
Year ended 12/31/15	41.00	0.32	(2.79)	(2.47)	(0.46)	(4.23)	(4.69)	33.84	(5.75)	921,516	0.89		0.90		0.81		45
Series II
Year ended 12/31/19	30.66	0.29	8.16	8.45	(0.06)	(4.24)	(4.30)	34.81	28.66	22,652	1.03	(d)	1.03	(d)	0.83	(d)	82
Year ended 12/31/18	36.18	0.16	(3.28)	(3.12)	–	(2.40)	(2.40)	30.66	(9.61)	20,203	1.04		1.05		0.45		46
Year ended 12/31/17	34.11	0.18	4.14	4.32	(0.30)	(1.95)	(2.25)	36.18	12.87	189,982	1.04		1.05		0.49		30
Year ended 12/31/16	33.40	0.30	3.03	3.33	(0.18)	(2.44)	(2.62)	34.11	10.02	179,596	1.09		1.10		0.86		38
Year ended 12/31/15	40.53	0.22	(2.75)	(2.53)	(0.37)	(4.23)	(4.60)	33.40	(5.98)	178,126	1.14		1.15		0.56		45

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $875,709 and $21,898 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco V.I. Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Invesco V.I. Core Equity Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco V.I. Core Equity Fund

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.650%
Over $250 million	0.600%

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.61%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $18,396.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $129,428 for accounting and fund administrative services and was reimbursed $1,194,675 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Invesco V.I. Core Equity Fund

For the year ended December 31, 2019, the Fund incurred $964 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$855,596,311	$9,141,980	$–	$864,738,291
Money Market Funds	22,023,547	–	–	22,023,547
Total Investments	$877,619,858	$9,141,980	$–	$886,761,838

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2019, the Fund engaged in securities purchases of $158,037,131 and securities sales of $34,914,135, which resulted in net realized gains of $14,806,769.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018
Ordinary income	$7,836,902	$ 8,935,012
Long-term capital gain	97,296,667	65,498,223
Total distributions	$105,133,569	$74,433,235

Invesco V.I. Core Equity Fund

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$19,051,887

Undistributed long-term capital gain	151,310,128

Net unrealized appreciation – investments	157,980,295

Net unrealized appreciation (depreciation) - foreign currencies	(8,230)

Temporary book/tax differences	(371,344)

Shares of beneficial interest	550,433,158

Total net assets	$878,395,894

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $713,150,246 and $918,220,327, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$162,307,282

Aggregate unrealized (depreciation) of investments	(4,326,987)

Net unrealized appreciation of investments	$157,980,295

Cost of investments for tax purposes is $728,781,543.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2019, undistributed net investment income was decreased by $23,949 and undistributed net realized gain was increased by $23,949. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2019(a)		December 31, 2018

	Shares	Amount	Shares	Amount

Sold:

Series I	435,385	$14,832,571	1,686,758	$61,083,116

Series II	38,664	1,330,035	96,316	3,437,247

Issued as reinvestment of dividends:

Series I	3,165,606	102,597,293	2,005,181	72,928,448

Series II	78,522	2,536,276	41,719	1,504,788

Invesco V.I. Core Equity Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2019(a)		December 31, 2018

	Shares	Amount	Shares	Amount

Reacquired:

Series I	(6,876,372)	$(240,678,540)	(4,659,767)	$(169,247,245)

Series II	(125,341)	(4,370,850)	(4,730,829)	(167,128,941)

Net increase (decrease) in share activity	(3,283,536)	$(123,753,215)	(5,560,622)	$(197,422,587)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 56% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,095.60	$4.12	$1,021.27	$3.97	0.78%
Series II	1,000.00	1,094.30	5.44	1,020.01	5.24	1.03

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Long-term Capital Gain Distribution	97,296,667
Corporate Dividends Received Deduction*	99.99%
U.S. Treasury Obligations*	0.00%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Invesco V.I. Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Invesco V.I. Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer - Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Invesco V.I. Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Core Equity Fund

Annual Report to Shareholders	December 31, 2019

Invesco V.I. Core Plus Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VICPB-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2019, Series I shares of Invesco V.I. Core Plus Bond Fund (the Fund) outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes Total returns, 12/31/18 to 12/31/19, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	11.06%
Series II Shares	11.00
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market/Style-Specific Index)	8.72
Lipper VUF Core Plus Bond Funds Index∎ (Peer Group Index)	9.51
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Calendar year 2019 proved to be an increasingly volatile time for the US bond market. US bond returns posted strong results for the year, as rates fell amid a decelerating global economy and persistent trade disputes between the US and China. Global risks remained a headwind to growth throughout most of the year. However, during the final months of 2019, rates increased amid diminishing risks of imminent rate cuts by the US Federal Reserve (the Fed), which were previously priced in. The global economy appeared to be stabilizing as trade disputes between the US and China, Brexit uncertainties and Chinese data all seemed less threatening to valuations. Credit investors were generally rewarded over the year, despite heightened volatility and escalating recession fears. US-based yield strategies remained competitive from a global perspective as negative yields increased across regions.

During the year, the Fed cut interest rates three times: in July, September and October 2019.1 However, at its December meeting, the Fed gave the clear indication that the target rate would likely remain at its current level through 2020 as factors that had driven risk aversion over the year had shown signs of improving.

US rate movements were a primary driver of valuations for the year. The two-year US Treasury yield declined from 2.48% to 1.58%, the 10-year US Treasury yield decreased from 2.69% to 1.92% and the 30-year US Treasury yield decreased from 3.02% to 2.39%.2 The yield curve, as measured by the yield differential of the two-year US Treasury yield versus the 30-year US Treasury yield, steepened notably from 54 basis points to 81 basis points.2 (A basis point is one one-hundredth of a percentage point.)

Corporate credit spreads were also a significant contributor to Fund returns as spreads tightened about 0.60% during the year as solid corporate fundamentals and demand for high quality assets were robust in 2019.3 Corporate balance sheets remained relatively healthy as debt service levels remained strong and select companies looked to further de-leverage their balance sheets from recent acquisitions.

Given this market backdrop, the Fund’s total return for the year was positive and the Fund outperformed its broad market/

style-specific benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

  The US investment grade bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 8.72% for the year. This was largely attributed to the decline in US Treasury yields and the tightening of credit spreads. In particular, the corporate sector returned 14.54%, with long-dated corporate bonds and the lower-end of the investment grade bond spectrum performing best.3 US Treasuries also registered a solid year with a 6.86% return for 2019.3

  During the year, the primary driver of the Fund’s outperformance versus its broad market/style-specific benchmark was overweight exposure to investment grade corporate bonds, as well as a small out-of-benchmark position in high yield issuers. In particular, in the investment grade universe, overweight exposures to financial institutions and the technology, media and telecommunication sector were beneficial to the Fund’s relative performance. Security selection in these sectors also contributed to relative returns as the holdings in these sectors outperformed the positions in the broad market/style-specific benchmark.

  The Fund also held a small out-of-benchmark position in high yield issuers and an overweight allocation to emerging market bonds. Both of these positions were additive to Fund performance during the year as each benefited from a reduction in interest rates and tighter credit spreads due to a positive view on global growth. In the high yield space, we sought opportunities from the best-in-class high quality high yield sector, while holding only a small position in the lower quality high yield space.

  The Fund’s positioning in securitized assets also aided returns as the Fund maintained an overweight allocation to non-agency mortgages, commercial

Portfolio Composition
By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	40.36%
Asset-Backed Securities	17.57
U.S. Government Sponsored Agency Mortgage-Backed Securities	16.95
U.S. Treasury Securities	16.36
Security Types Each Less Than 1% of Portfolio	1.57
Money Market Funds Plus Other Assets Less Liabilities	7.19

Top Five Debt Issuers*
% of total net assets

1. U.S. Treasury	16.36%
2. Federal National Mortgage Association	9.44%
3. Freddie Mac Multifamily Structured Pass Through Ctfs.	3.04
4. Government National Mortgage Association	2.28%
5. Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC	1.75%

Total Net Assets	$25.1 million

Total Number of Holdings*	484

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2019.

Invesco V.I. Core Plus Bond Fund

mortgage-backed securities and asset-backed securities. These sectors performed well during the year due to solid fundamentals and a strong US consumer. The securitized sector provides added diversification to the Fund, which can be beneficial in times of stress while also providing additional income. With the US housing market remaining robust, we continued to like non-agency mortgage bonds.

  The Fund also may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. Duration of the portfolio was maintained close to that of the Fund’s broad market/ style-specific benchmark, on average, and the timing of changes and the degree of variance during the year detracted modestly from relative returns. Buying and selling US Treasury futures and interest rate swaptions were important tools used during the year for the management of interest rate risk and to maintain the Fund’s targeted portfolio duration.

  Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the year entailed purchasing and selling credit and currency derivatives. We managed credit market risk by purchasing and selling protection through credit default swaps at various points throughout the year. Currency management was carried out via currency forwards and options on an as-needed basis.

  We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

  Thank you for investing in Invesco V.I. Core Plus Bond Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: US Department of the Treasury

3 Source: Bloomberg Barclays

Portfolio managers:

Matthew Brill

Chuck Burge

Michael Hyman

Joseph Portera

Scott Roberts

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Core Plus Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1 Source: Lipper Inc.

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/19

Series I Shares
Inception (5/5/93)	4.43%
10 Years	5.61
5 Years	4.15
1 Year	11.06

Series II Shares
Inception (3/14/02)	4.03%
10 Years	5.35
5 Years	3.91
1 Year	11.00

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.62% and 0.87%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.54% and 1.79%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. Core Plus Bond Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2021. See current prospectus for more information.

2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.

Invesco V.I. Core Plus Bond Fund

Invesco V.I. Core Plus Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

⬛	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
⬛	Unless otherwise noted, all data provided by Invesco.
⬛	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

⬛	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
⬛	The Lipper VUF Core Plus Bond Funds Index is an unmanaged index considered representative of core plus bond variable insurance underlying funds tracked by Lipper.
⬛	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
⬛	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

⬛	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
⬛	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Core Plus Bond Fund

Schedule of Investments(a)

December 31, 2019

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–40.36%

Aerospace & Defense–0.05%

Moog, Inc., 5.25%, 12/01/2022(b)	$2,000	$2,033
4.25%, 12/15/2027(b)	2,000	2,040
TransDigm, Inc., 6.50%, 07/15/2024	2,000	2,067
6.38%, 06/15/2026	3,000	3,187
Triumph Group, Inc., 7.75%, 08/15/2025	2,000	2,091
		11,418

Agricultural & Farm Machinery–0.02%

Titan International, Inc., 6.50%, 11/30/2023	5,000	4,290

Air Freight & Logistics–0.01%

XPO Logistics, Inc., 6.50%, 06/15/2022(b)	2,000	2,041

Airlines–2.74%

American Airlines Group, Inc., 5.00%, 06/01/2022(b)	18,000	18,855
American Airlines Pass Through Trust, Series 2017-1, Class B, 4.95%, 02/15/2025	28,332	29,952
Series 2017-2, Class B, 3.70%, 10/15/2025	30,540	30,893
Series 2016-1, Class AA, 3.58%, 01/15/2028	27,420	28,853
Series 2017-2, Class A, 3.60%, 10/15/2029	33,078	33,638
Series 2019-1, Class AA, 3.15%, 02/15/2032	35,000	36,025
British Airways Pass Through Trust (United Kingdom), Series 2019-1, Class A, 3.35%, 06/15/2029(b)	33,000	34,021
Delta Air Lines Pass Through Trust, Series 2019-1, Class A, 3.40%, 04/25/2024	10,000	10,373
Delta Air Lines, Inc., 2.88%, 03/13/2020	27,000	27,006
3.63%, 03/15/2022	45,000	46,090
3.80%, 04/19/2023	24,000	24,907
2.90%, 10/28/2024	103,000	103,259
3.75%, 10/28/2029	44,000	44,011
LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, 4.20%, 11/15/2027	91,340	94,318

	Principal Amount	Value
Airlines–(continued)

United Airlines Pass Through Trust, Series 2014-2, Class B, 4.63%, 09/03/2022	$31,331	$32,330
Series 2019-2, Class B, 3.50%, 05/01/2028	36,000	36,389
Series 2018-1, Class AA, 3.50%, 03/01/2030	55,553	57,287
		688,207

Alternative Carriers–0.05%

CenturyLink, Inc., Series S, 6.45%, 06/15/2021	2,000	2,098
Series Y, 7.50%, 04/01/2024	4,000	4,518
Level 3 Financing, Inc., 5.38%, 05/01/2025	5,000	5,185
5.25%, 03/15/2026	2,000	2,084
		13,885

Apparel Retail–0.03%

L Brands, Inc., 6.88%, 11/01/2035	4,000	3,587
6.75%, 07/01/2036	2,000	1,760
Michaels Stores, Inc., 8.00%, 07/15/2027(b)	2,000	1,914
		7,261

Apparel, Accessories & Luxury Goods–0.03%

Hanesbrands, Inc., 4.88%, 05/15/2026(b)	3,000	3,182
William Carter Co. (The), 5.63%, 03/15/2027(b)	3,000	3,232
		6,414

Asset Management & Custody Banks–0.68%

Apollo Management Holdings L.P., 4.95% (5 yr. U.S. Treasury Yield Curve Rate + 3.27%), 01/14/2050(b)(c)	90,000	91,218
Carlyle Holdings II Finance LLC, 5.63%, 03/30/2043(b)	64,000	75,248
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/2023(b)	2,000	2,101
5.75%, 04/15/2026(b)	2,000	2,178
		170,745

Auto Parts & Equipment–0.05%

Dana, Inc., 5.38%, 11/15/2027	2,000	2,065
Flexi-Van Leasing, Inc., 10.00%, 02/15/2023(b)	4,000	3,810
Panther BF Aggregator 2 L.P./Panther Finance Co., Inc., 6.25%, 05/15/2026(b)	2,000	2,159
8.50%, 05/15/2027(b)	2,000	2,128

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Auto Parts & Equipment–(continued)

Tenneco, Inc., 5.00%, 07/15/2026	$2,000	$1,845
		12,007

Automobile Manufacturers–0.34%

Hyundai Capital America, 4.30%, 02/01/2024(b)	48,000	50,560
3.50%, 11/02/2026(b)	30,000	30,433
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	4,000	4,232
		85,225

Automotive Retail–0.04%

Lithia Motors, Inc., 5.25%, 08/01/2025(b)	2,000	2,098
4.63%, 12/15/2027(b)	2,000	2,061
Murphy Oil USA, Inc., 5.63%, 05/01/2027	2,000	2,151
Penske Automotive Group, Inc., 5.50%, 05/15/2026	4,000	4,197
		10,507

Biotechnology–1.02%

AbbVie, Inc., 2.30%, 11/21/2022(b)	123,000	123,669
2.60%, 11/21/2024(b)	132,000	132,905
		256,574

Brewers–0.21%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.75%, 01/23/2029	45,000	52,135

Broadcasting–0.04%

AMC Networks, Inc., 4.75%, 08/01/2025	5,000	5,029
Gray Television, Inc., 7.00%, 05/15/2027(b)	2,000	2,226
iHeartCommunications, Inc., 8.38%, 05/01/2027	2,000	2,214
		9,469

Building Products–0.02%

Standard Industries, Inc., 6.00%, 10/15/2025(b)	3,000	3,161
5.00%, 02/15/2027(b)	3,000	3,135
		6,296

Cable & Satellite–1.07%

CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 09/01/2023	2,000	2,043
5.75%, 02/15/2026(b)	11,000	11,626
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.38%, 04/01/2038	25,000	28,650

	Principal Amount	Value
Cable & Satellite–(continued)

Comcast Corp., 3.95%, 10/15/2025	$20,000	$21,827
4.60%, 10/15/2038	30,000	35,743
3.25%, 11/01/2039	15,000	15,230
3.45%, 02/01/2050	55,000	56,345
4.95%, 10/15/2058	31,000	40,310
CSC Holdings LLC, 6.75%, 11/15/2021	5,000	5,393
5.25%, 06/01/2024	5,000	5,398
Discovery Communications LLC, 5.20%, 09/20/2047	15,000	17,463
Dish DBS Corp., 5.88%, 11/15/2024	2,000	2,048
Sirius XM Radio, Inc., 4.63%, 07/15/2024(b)	19,000	19,990
5.38%, 07/15/2026(b)	3,000	3,194
5.50%, 07/01/2029(b)	3,000	3,249
		268,509

Casinos & Gaming–0.15%

Boyd Gaming Corp., 6.00%, 08/15/2026	2,000	2,153
4.75%, 12/01/2027(b)	22,000	22,893
MGM Resorts International, 7.75%, 03/15/2022	5,000	5,584
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/2025(b)	7,000	7,516
		38,146

Coal & Consumable Fuels–0.02%

SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(b)	6,000	5,785

Commodity Chemicals–0.03%

Nufarm Australia Ltd./Nufarm Americas, Inc. (Australia), 5.75%, 04/30/2026(b)	2,000	1,976
Olin Corp., 5.63%, 08/01/2029	5,000	5,290
		7,266

Communications Equipment–0.04%

CommScope Technologies LLC, 6.00%, 06/15/2025(b)	2,000	2,007
Hughes Satellite Systems Corp., 7.63%, 06/15/2021	5,000	5,351
5.25%, 08/01/2026	2,000	2,201
		9,559

Construction & Engineering–0.03%

AECOM, 5.13%, 03/15/2027	2,000	2,156
William Lyon Homes, Inc., 6.00%, 09/01/2023	2,000	2,091
6.63%, 07/15/2027(b)	2,000	2,175
		6,422

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Consumer Finance–0.31%

Ally Financial, Inc., 8.00%, 03/15/2020	$2,000	$2,019
5.13%, 09/30/2024	8,000	8,839
4.63%, 03/30/2025	2,000	2,169
Credit Acceptance Corp., 5.13%, 12/31/2024(b)	18,000	18,737
6.63%, 03/15/2026(b)	23,000	24,923
Navient Corp., 8.00%, 03/25/2020	2,000	2,024
7.25%, 01/25/2022	2,000	2,177
7.25%, 09/25/2023	7,000	7,928
Springleaf Finance Corp., 6.88%, 03/15/2025	4,000	4,560
7.13%, 03/15/2026	4,000	4,632
		78,008

Copper–0.38%

Freeport-McMoRan, Inc., 5.00%, 09/01/2027	57,000	59,956
5.40%, 11/14/2034	9,000	9,448
Southern Copper Corp. (Peru), 5.88%, 04/23/2045	18,000	22,566
Taseko Mines Ltd. (Canada), 8.75%, 06/15/2022(b)	3,000	2,498
		94,468

Data Processing & Outsourced Services–0.30%

Cardtronics Inc./Cardtronics USA, Inc., 5.50%, 05/01/2025(b)	4,000	4,162
PayPal Holdings, Inc., 2.65%, 10/01/2026	42,000	42,606
2.85%, 10/01/2029	29,000	29,206
		75,974

Distillers & Vintners–0.09%

Constellation Brands, Inc., 2.61% (3 mo. USD LIBOR + 0.70%), 11/15/2021(c)	22,000	22,004

Distributors–0.02%

Core & Main Holdings L.P., 9.38% PIK Rate, 8.63% Cash Rate, 09/15/2024(b)(d)	4,000	4,172

Diversified Banks–5.26%

Bank of America Corp., Series Z, 6.50%(e)	85,000	96,536
BBVA Bancomer S.A. (Mexico), 6.75%, 09/30/2022(b)	150,000	163,581
BNP Paribas S.A. (France), 4.38% (5 yr. U.S. Swap Rate + 1.48%), 03/01/2033(b)(c)	58,000	62,635
Citigroup, Inc., Series Q, 5.95%(e)	25,000	25,586
Series T, 6.25% (3 mo. USD LIBOR + 4.52%)(c)(e)	30,000	34,115
Series U, 5.00%(e)	95,000	99,572
2.88% (3 mo. USD LIBOR + 0.95%), 07/24/2023(c)	20,000	20,356

	Principal Amount	Value
Diversified Banks–(continued)

Corp. Andina de Fomento (Supranational), 4.38%, 06/15/2022	$50,000	$52,584
HSBC Holdings PLC (United Kingdom), 6.00%(e)	200,000	213,304
4.00%, 03/30/2022	45,000	46,893
JPMorgan Chase & Co., Series V, 5.23%(e)	40,000	40,350
2.30%, 08/15/2021	65,000	65,150
2.82%, (3 mo. USD LIBOR + 0.89%), 07/23/2024(c)	65,000	65,559
3.63%, 12/01/2027	35,000	36,966
Series W, 2.91% (3 mo. USD LIBOR + 1.00%), 05/15/2047(c)	65,000	54,699
Series I, 5.41% (3 mo. USD LIBOR + 3.47%)(c)(e)	34,000	34,358
Royal Bank of Scotland Group PLC (The) (United Kingdom), 6.00%, 12/19/2023	5,000	5,560
3.75%, 11/01/2029	200,000	204,213
		1,322,017

Diversified Chemicals–0.04%

Chemours Co. (The), 6.63%, 05/15/2023	5,000	5,030
7.00%, 05/15/2025	2,000	2,019
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.38%, 09/01/2025(b)	2,000	2,005
		9,054

Diversified Metals & Mining–0.19%

Hudbay Minerals, Inc. (Canada), 7.63%, 01/15/2025(b)	4,000	4,230
Teck Resources Ltd. (Canada), 6.13%, 10/01/2035	38,000	44,665
		48,895

Diversified REITs–1.71%

iStar, Inc., 4.75%, 10/01/2024	4,000	4,153
Trust F/1401 (Mexico), 5.25%, 01/30/2026(b)	200,000	215,322
4.87%, 01/15/2030(b)	200,000	210,894
		430,369

Drug Retail–0.58%

CVS Pass Through Trust, 5.77%, 01/10/2033(b)	128,743	145,130

Electric Utilities–0.14%

Southern Co. (The), Series B, 5.50% (3 mo. USD LIBOR + 3.63%), 03/15/2057(c)	29,000	30,388
Vistra Operations Co. LLC, 5.50%, 09/01/2026(b)	2,000	2,125
5.63%, 02/15/2027(b)	2,000	2,111
		34,624

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Electrical Components & Equipment–0.03%

EnerSys, 5.00%, 04/30/2023(b)	$5,000	$5,252
4.38%, 12/15/2027(b)	2,000	1,980
		7,232

Electronic Components–1.28%

Corning, Inc., 5.45%, 11/15/2079	294,000	322,492

Electronic Equipment & Instruments–0.03%

Itron, Inc., 5.00%, 01/15/2026(b)	6,000	6,234
MTS Systems Corp., 5.75%, 08/15/2027(b)	2,000	2,096
		8,330

Environmental & Facilities Services–0.02%

GFL Environmental, Inc. (Canada), 5.13%, 12/15/2026(b)	2,000	2,108
Waste Pro USA, Inc., 5.50%, 02/15/2026(b)	2,000	2,089
		4,197

Financial Exchanges & Data–0.19%

Moody’s Corp., 5.25%, 07/15/2044	35,000	44,330
MSCI, Inc., 5.75%, 08/15/2025(b)	3,000	3,153
		47,483

Food Distributors–0.02%

US Foods, Inc., 5.88%, 06/15/2024(b)	4,000	4,128

Food Retail–0.04%

Albertsons Cos., Inc./Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.63%, 06/15/2024	6,000	6,295
5.88%, 02/15/2028(b)	2,000	2,129
Simmons Foods, Inc., 5.75%, 11/01/2024(b)	2,000	2,014
		10,438

Forest Products–0.02%

Norbord, Inc. (Canada), 5.75%, 07/15/2027(b)	4,000	4,161

Gas Utilities–0.05%

AmeriGas Partners L.P./AmeriGas Finance Corp., 5.63%, 05/20/2024	4,000	4,330
5.88%, 08/20/2026	2,000	2,209
Suburban Propane Partners L.P./Suburban Energy Finance Corp., 5.50%, 06/01/2024	5,000	5,150
Superior Plus L.P./Superior General Partner, Inc. (Canada), 7.00%, 07/15/2026(b)	2,000	2,153
		13,842

Health Care Equipment–0.16%

Teleflex, Inc., 4.88%, 06/01/2026	2,000	2,096

	Principal Amount	Value
Health Care Equipment–(continued)

Zimmer Biomet Holdings, Inc., 2.65% (3 mo. USD LIBOR + 0.75%), 03/19/2021(c)	$38,000	$38,004
		40,100

Health Care Facilities–0.08%

Acadia Healthcare Co., Inc., 6.50%, 03/01/2024	2,000	2,078
HCA, Inc., 5.88%, 02/15/2026	10,000	11,390
5.38%, 09/01/2026	2,000	2,232
Tenet Healthcare Corp., 8.13%, 04/01/2022	2,000	2,216
6.75%, 06/15/2023	2,000	2,202
		20,118

Health Care REITs–0.53%

Diversified Healthcare Trust, 6.75%, 12/15/2021	40,000	42,461
MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, 10/15/2027	4,000	4,250
4.63%, 08/01/2029	32,000	33,020
Physicians Realty L.P., 4.30%, 03/15/2027	20,000	21,378
Welltower, Inc., 3.10%, 01/15/2030	31,000	31,387
		132,496

Health Care Services–0.56%

AMN Healthcare, Inc., 5.13%, 10/01/2024(b)	2,000	2,076
Cigna Corp., 4.50%, 03/15/2021(b)	45,000	45,994
3.40%, 09/17/2021	36,000	36,857
2.89%, (3 mo. USD LIBOR + 0.89%), 07/15/2023(c)	43,000	43,258
Eagle Holding Co. II LLC, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(d)	2,000	2,036
Envision Healthcare Corp., 8.75%, 10/15/2026(b)	2,000	1,246
Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	6,000	6,159
MPH Acquisition Holdings LLC, 7.13%, 06/01/2024(b)	2,000	1,940
Surgery Center Holdings, Inc., 10.00%, 04/15/2027(b)	2,000	2,201
		141,767

Home Improvement Retail–0.01%

Hillman Group, Inc. (The), 6.38%, 07/15/2022(b)	2,000	1,866

Homebuilding–0.82%

Ashton Woods USA LLC/Ashton Woods Finance Co., 9.88%, 04/01/2027(b)	2,000	2,255
Beazer Homes USA, Inc., 6.75%, 03/15/2025	2,000	2,106
KB Home, 4.80%, 11/15/2029	2,000	2,045

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Homebuilding–(continued)

Lennar Corp., 8.38%, 01/15/2021	$2,000	$2,121
5.25%, 06/01/2026	5,000	5,489
Mattamy Group Corp. (Canada), 5.25%, 12/15/2027(b)	2,000	2,085
MDC Holdings, Inc., 6.00%, 01/15/2043	174,000	181,269
Meritage Homes Corp., 5.13%, 06/06/2027	2,000	2,136
Taylor Morrison Communities, Inc., 5.75%, 01/15/2028(b)	2,000	2,186
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 04/15/2023(b)	3,000	3,241
		204,933

Hotels, Resorts & Cruise Lines–0.02%

Marriott Ownership Resorts, Inc., 4.75%, 01/15/2028(b)	4,000	4,106

Household Products–0.16%

Reynolds Group Issuer, Inc./LLC, 5.75%, 10/15/2020	35,857	35,947
7.00%, 07/15/2024(b)	2,000	2,071
Spectrum Brands, Inc., 5.75%, 07/15/2025	2,000	2,092
		40,110

Independent Power Producers & Energy Traders–0.17%

AES Corp. (The), 5.50%, 04/15/2025	5,000	5,175
Calpine Corp., 5.50%, 02/01/2024	2,000	2,035
5.13%, 03/15/2028(b)	28,000	28,650
Enviva Partners L.P./Enviva Partners Finance Corp., 6.50%, 01/15/2026(b)	2,000	2,146
NRG Energy, Inc., 6.63%, 01/15/2027	5,000	5,434
		43,440

Industrial Conglomerates–0.53%

General Electric Co., 5.55%, 01/05/2026	115,000	132,006

Industrial Machinery–0.06%

Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	8,000	8,003
EnPro Industries, Inc., 5.75%, 10/15/2026	4,000	4,272
Mueller Industries, Inc., 6.00%, 03/01/2027	4,000	4,106
		16,381

Integrated Oil & Gas–0.92%

Petrobras Global Finance B.V. (Brazil), 5.75%, 02/01/2029	4,000	4,519
Petroleos Mexicanos (Mexico), 6.63%, 06/15/2035	23,000	23,642
Saudi Arabian Oil Co. (Saudi Arabia), 2.88%, 04/16/2024(b)	200,000	202,981
		231,142

	Principal Amount	Value
Integrated Telecommunication Services–1.03%

AT&T, Inc., 5.15%, 02/15/2050	$141,000	$169,864
5.70%, 03/01/2057	35,000	45,112
Cincinnati Bell, Inc., 7.00%, 07/15/2024(b)	2,000	2,102
CommScope, Inc., 6.00%, 03/01/2026(b)	4,000	4,263
Telecom Italia Capital S.A. (Italy), 7.20%, 07/18/2036	5,000	5,937
Verizon Communications, Inc., 4.81%, 03/15/2039	27,000	32,569
		259,847

Interactive Media & Services–0.45%

Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)	2,000	2,146
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/2026(b)	41,000	41,551
6.63%, 08/15/2027(b)	2,000	1,949
Match Group, Inc., 5.63%, 02/15/2029(b)	33,000	35,239
Twitter, Inc., 3.88%, 12/15/2027(b)	31,000	31,061
		111,946

Internet & Direct Marketing Retail–0.18%

QVC, Inc., 5.45%, 08/15/2034	48,000	46,076

Investment Banking & Brokerage–0.78%

Cantor Fitzgerald L.P., 6.50%, 06/17/2022(b)	34,000	36,777
Goldman Sachs Group, Inc. (The), Series P, 5.00%(e)	40,000	40,361
3.27% (3 mo. USD LIBOR + 1.20%), 09/29/2025(c)	50,000	51,752
Series L, 5.78% (3 mo. USD LIBOR + 3.88%)(c)(e)	15,000	15,094
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.15%, 01/23/2030	49,000	51,937
		195,921

Leisure Facilities–0.01%

Six Flags Entertainment Corp., 4.88%, 07/31/2024(b)	2,000	2,077

Life & Health Insurance–1.59%

American Equity Investment Life Holding Co., 5.00%, 06/15/2027	40,000	42,695
Athene Holding Ltd., 4.13%, 01/12/2028	77,000	79,705
MetLife, Inc., Series C, 5.25%(e)	65,000	65,959
Nationwide Financial Services, Inc., 5.38%, 03/25/2021(b)	165,000	171,396
3.90%, 11/30/2049(b)	38,000	39,577
		399,332

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Life Sciences Tools & Services–0.01%

Charles River Laboratories International, Inc., 4.25%, 05/01/2028(b)	$3,000	$3,062

Managed Health Care–0.21%

Centene Corp., 5.38%, 06/01/2026(b)	4,000	4,252
4.63%, 12/15/2029(b)	2,000	2,111
Molina Healthcare, Inc., 4.88%, 06/15/2025(b)	1,000	1,030
UnitedHealth Group, Inc., 3.75%, 07/15/2025	35,000	37,798
WellCare Health Plans, Inc., 5.25%, 04/01/2025	5,000	5,213
5.38%, 08/15/2026(b)	2,000	2,134
		52,538

Metal & Glass Containers–0.05%

Ball Corp., 5.25%, 07/01/2025	3,000	3,348
Berry Global, Inc., 6.00%, 10/15/2022	2,000	2,043
Flex Acquisition Co., Inc., 7.88%, 07/15/2026(b)	4,000	4,039
OI European Group B.V., 4.00%, 03/15/2023(b)	2,000	2,021
		11,451

Movies & Entertainment–0.14%

AMC Entertainment Holdings, Inc., 6.13%, 05/15/2027	3,000	2,745
Netflix, Inc., 5.75%, 03/01/2024	3,000	3,328
5.88%, 11/15/2028	7,000	7,773
5.38%, 11/15/2029(b)	21,000	22,403
		36,249

Multi-line Insurance–0.85%

AIG Global Funding, 2.70%, 12/15/2021(b)	42,000	42,642
American Financial Group, Inc., 3.50%, 08/15/2026	20,000	20,600
Fairfax Financial Holdings Ltd. (Canada), 4.85%, 04/17/2028	35,000	38,124
Nationwide Mutual Insurance Co., 4.95%, 04/22/2044(b)	100,000	112,140
		213,506

Multi-Utilities–0.25%

CenterPoint Energy, Inc., Series A, 6.13%(e)	60,000	63,493

Office REITs–0.27%

Alexandria Real Estate Equities, Inc., 3.95%, 01/15/2027	40,000	43,063
3.38%, 08/15/2031	25,000	26,091
		69,154

	Principal Amount	Value
Office Services & Supplies–0.38%

Pitney Bowes, Inc., 4.13%, 10/01/2021	$55,000	$55,880
5.20%, 04/01/2023	39,000	38,529
		94,409

Oil & Gas Drilling–0.01%

Ensign Drilling, Inc. (Canada), 9.25%, 04/15/2024(b)	2,000	1,892
Precision Drilling Corp. (Canada), 5.25%, 11/15/2024	2,000	1,841
		3,733

Oil & Gas Equipment & Services–0.01%

Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 11/01/2028(b)	2,000	1,906

Oil & Gas Exploration & Production–0.26%

Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/2022(b)	2,000	1,994
Callon Petroleum Co., 6.13%, 10/01/2024	2,000	2,043
6.38%, 07/01/2026	2,000	2,035
Continental Resources, Inc., 5.00%, 09/15/2022	39,000	39,284
Genesis Energy L.P./Genesis Energy Finance Corp., 6.25%, 05/15/2026	2,000	1,916
Gulfport Energy Corp., 6.63%, 05/01/2023	2,000	1,691
6.00%, 10/15/2024	4,000	2,850
NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026(b)	4,000	3,879
QEP Resources, Inc., 6.88%, 03/01/2021	2,000	2,076
5.63%, 03/01/2026	2,000	1,956
Southwestern Energy Co., 7.50%, 04/01/2026	2,000	1,855
7.75%, 10/01/2027	3,000	2,786
WPX Energy, Inc., 5.25%, 09/15/2024	2,000	2,130
		66,495

Oil & Gas Refining & Marketing–0.26%

Calumet Specialty Products Partners L.P./Calumet Finance Corp., 7.63%, 01/15/2022	4,000	4,011
EnLink Midstream Partners L.P., 4.85%, 07/15/2026	3,000	2,819
5.60%, 04/01/2044	2,000	1,627
NuStar Logistics L.P., 6.00%, 06/01/2026	5,000	5,297
Parkland Fuel Corp. (Canada), 6.00%, 04/01/2026(b)	4,000	4,233
5.88%, 07/15/2027(b)	40,000	42,874
Sunoco L.P./Sunoco Finance Corp., 4.88%, 01/15/2023	2,000	2,051
5.88%, 03/15/2028	3,000	3,194
		66,106

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–2.21%

Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, 09/15/2024	$4,000	$3,720
Cheniere Energy Partners L.P., 5.63%, 10/01/2026	2,000	2,119
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 5.75%, 04/01/2025	2,000	2,050
DCP Midstream Operating L.P., 5.13%, 05/15/2029	3,000	3,118
Energy Transfer Operating L.P., Series A, 6.25%(e)	2,000	1,883
5.88%, 01/15/2024	2,000	2,214
Enterprise Products Operating LLC, Series D, 4.88% (3 mo. USD LIBOR + 2.99%), 08/16/2077(c)	28,000	27,692
Hess Midstream Operations L.P., 5.63%, 02/15/2026(b)	3,000	3,130
Holly Energy Partners L.P./Holly Energy Finance Corp., 6.00%, 08/01/2024(b)	2,000	2,090
MPLX L.P., 2.79%, (3 mo. USD LIBOR + 0.90%), 09/09/2021(c)	67,000	67,212
2.99%, (3 mo. USD LIBOR + 1.10%), 09/09/2022(c)	48,000	48,197
Plains All American Pipeline L.P., Series B, 6.13%(e)	54,000	50,437
Plains All American Pipeline L.P./PAA Finance Corp., 3.55%, 12/15/2029	186,000	183,452
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.25%, 05/01/2023	57,000	57,689
5.13%, 02/01/2025	2,000	2,080
5.88%, 04/15/2026	7,000	7,450
5.00%, 01/15/2028	2,000	2,045
Williams Cos., Inc. (The), 4.13%, 11/15/2020	83,000	83,997
4.55%, 06/24/2024	4,000	4,318
		554,893

Other Diversified Financial Services–0.41%

Carlyle Finance LLC, 5.65%, 09/15/2048(b)	52,000	61,804
Football Trust V, 5.35%, 10/05/2020(b)	33,353	34,163
Lions Gate Capital Holdings LLC, 6.38%, 02/01/2024(b)	3,000	3,143
LPL Holdings, Inc., 5.75%, 09/15/2025(b)	2,000	2,097
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/2025(b)	3,000	3,105
		104,312

Packaged Foods & Meats–0.19%

B&G Foods, Inc., 5.25%, 04/01/2025	2,000	2,061
Hershey Co. (The), 3.13%, 11/15/2049	36,000	35,683
JBS USA LUX S.A./JBS USA Finance, Inc., 5.75%, 06/15/2025(b)	2,000	2,076

	Principal Amount	Value
Packaged Foods & Meats–(continued)

Lamb Weston Holdings, Inc., 4.63%, 11/01/2024(b)	$4,000	$4,253
Pilgrim’s Pride Corp., 5.88%, 09/30/2027(b)	3,000	3,249
		47,322

Paper Packaging–0.14%

Cascades, Inc./Cascades USA, Inc. (Canada), 5.38%, 01/15/2028(b)	33,000	33,990

Paper Products–0.03%

Mercer International, Inc. (Germany), 6.50%, 02/01/2024	4,000	4,162
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	4,000	4,321
		8,483

Pharmaceuticals–0.03%

Bausch Health Cos., Inc., 5.50%, 11/01/2025(b)	4,000	4,188
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(b)	2,000	2,123
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	2,000	1,995
		8,306

Property & Casualty Insurance–0.10%

Allstate Corp. (The), 4.20%, 12/15/2046	20,000	23,010
AmWINS Group, Inc., 7.75%, 07/01/2026(b)	2,000	2,216
		25,226

Publishing–0.01%

Meredith Corp., 6.88%, 02/01/2026	2,000	2,085

Railroads–0.01%

Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(b)	2,000	1,962

Regional Banks–1.51%

CIT Group, Inc., 5.00%, 08/01/2023	2,000	2,159
Fifth Third Bancorp, 4.30%, 01/16/2024	55,000	59,103
First Niagara Financial Group, Inc., 7.25%, 12/15/2021	35,000	38,335
Synovus Financial Corp., 3.13%, 11/01/2022	33,000	33,415
Zions Bancorporation N.A., 3.25%, 10/29/2029	250,000	245,446
		378,458

Reinsurance–0.64%

Global Atlantic Fin Co., 4.40%, 10/15/2029(b)	130,000	128,420
Reinsurance Group of America, Inc., 4.70%, 09/15/2023	30,000	32,542
		160,962

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Residential REITs–0.38%

Spirit Realty L.P., 4.00%, 07/15/2029	$25,000	$26,324
3.40%, 01/15/2030	70,000	70,352
		96,676

Restaurants–0.03%

1011778 BC ULC/New Red Finance, Inc. (Canada), 5.00%, 10/15/2025(b)	4,000	4,138
Aramark Services, Inc., 5.00%, 04/01/2025(b)	2,000	2,090
IRB Holding Corp., 6.75%, 02/15/2026(b)	2,000	2,101
		8,329

Retail REITs–0.11%
Regency Centers L.P., 4.13%, 03/15/2028	25,000	27,112

Security & Alarm Services–0.01%
Brink’s Co. (The), 4.63%, 10/15/2027(b)	2,000	2,065

Semiconductors–0.59%
Analog Devices, Inc., 3.13%, 12/05/2023	30,000	31,007
Micron Technology, Inc., 4.98%, 02/06/2026	25,000	27,753
4.19%, 02/15/2027	80,000	85,645
4.66%, 02/15/2030	3,000	3,304
		147,709

Sovereign Debt–1.02%
Argentine Republic Government International Bond (Argentina), 7.13%, 06/28/2117	1,000	506
Egypt Government International Bond (Egypt), 7.05%, 01/15/2032(b)	200,000	210,014
Hungary Government International Bond (Hungary), 5.38%, 03/25/2024	28,000	31,613
Mexico Government International Bond (Mexico), 4.00%, 10/02/2023	14,000	14,753
		256,886

Specialized Consumer Services–0.02%
ServiceMaster Co. LLC (The), 5.13%, 11/15/2024(b)	2,000	2,079
7.45%, 08/15/2027	3,000	3,399
		5,478

Specialized Finance–0.06%
Park Aerospace Holdings Ltd. (Ireland), 5.25%, 08/15/2022(b)	13,000	13,887

Specialized REITs–0.16%
Equinix, Inc., 5.88%, 01/15/2026REIT	5,000	5,315
GLP Capital L.P./GLP Financing II, Inc., 5.38%, 04/15/2026	2,000	2,214
Iron Mountain US Holdings, Inc., 5.38%, 06/01/2026(b)	2,000	2,096

	Principal Amount	Value
Specialized REITs–(continued)

Iron Mountain, Inc., 6.00%, 08/15/2023	$2,000	$2,047
5.25%, 03/15/2028(b)	2,000	2,084
4.88%, 09/15/2029(b)	22,000	22,399
Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(b)	4,000	3,021
SBA Communications Corp., 4.88%, 09/01/2024	2,000	2,081
		41,257

Specialty Chemicals–0.03%
Ashland LLC, 4.75%, 08/15/2022	2,000	2,095
Element Solutions, Inc., 5.88%, 12/01/2025(b)	2,000	2,098
GCP Applied Technologies, Inc., 5.50%, 04/15/2026(b)	4,000	4,211
		8,404

Steel–0.06%

Steel Dynamics, Inc., 5.13%, 10/01/2021	15,000	15,009

Systems Software–0.30%

Camelot Finance S.A., 4.50%, 11/01/2026(b)	2,000	2,059
Microsoft Corp., 4.25%, 02/06/2047	24,000	29,395
VMware, Inc., 2.30%, 08/21/2020	45,000	45,068
		76,522

Technology Hardware, Storage & Peripherals–0.96%
Apple, Inc., 2.05%, 09/11/2026	49,000	48,642
4.25%, 02/09/2047	20,000	23,906
Dell International LLC/EMC Corp., 7.13%, 06/15/2024(b)	4,000	4,225
6.02%, 06/15/2026(b)	62,000	71,360
4.90%, 10/01/2026(b)	20,000	22,018
8.35%, 07/15/2046(b)	49,000	67,448
Western Digital Corp., 4.75%, 02/15/2026	4,000	4,177
		241,776

Tobacco–0.08%

Altria Group, Inc., 4.40%, 02/14/2026	18,000	19,555

Trading Companies & Distributors–0.93%

Air Lease Corp., 3.88%, 04/01/2021	85,000	86,747
3.38%, 06/01/2021	60,000	61,021
3.00%, 09/15/2023	64,000	65,549
Aircastle Ltd., 5.50%, 02/15/2022	2,000	2,127
5.00%, 04/01/2023	2,000	2,139
BMC East LLC, 5.50%, 10/01/2024(b)	4,000	4,172
Herc Holdings, Inc., 5.50%, 07/15/2027(b)	2,000	2,110

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Trading Companies & Distributors–(continued)

United Rentals North America, Inc., 6.50%, 12/15/2026	$6,000	$6,605
5.50%, 05/15/2027	2,000	2,148
5.25%, 01/15/2030	2,000	2,156
		234,774

Trucking–0.34%
Aviation Capital Group LLC, 2.61%, (3 mo. USD LIBOR + 0.67%), 07/30/2021(b)(c)	22,000	22,005
4.13%, 08/01/2025(b)	31,000	32,409
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%, 03/15/2025(b)	2,000	2,063
Avolon Holdings Funding Ltd. (Ireland), 4.38%, 05/01/2026(b)	15,000	15,863
DAE Funding LLC (United Arab Emirates), 4.00%, 08/01/2020(b)	12,000	12,110
		84,450

Wireless Telecommunication Services–1.87%

Rogers Communications, Inc. (Canada), 4.35%, 05/01/2049	11,000	12,295
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 03/20/2025(b)	200,000	212,379
5.15%, 03/20/2028(b)	209,000	228,405
T-Mobile USA, Inc., 6.38%, 03/01/2025	6,000	6,212
6.50%, 01/15/2026	10,000	10,741
		470,032
Total U.S. Dollar Denominated Bonds & Notes (Cost $9,665,195)		10,140,865

Asset-Backed Securities–17.57%

Adjustable Rate Mortgage Trust, Series 2004-2, Class 6A1, 4.22%, 02/25/2035(f)	9,677	9,853
Angel Oak Mortgage Trust I LLC, Series 2018-3, Class A1, 3.65%, 09/25/2048(b)(f)	34,345	34,831
Series 2019-2, Class A1, 3.63%, 03/25/2049(b)(f)	89,727	90,954
Angel Oak Mortgage Trust LLC, Series 2017-3, Class A1, 2.71%, 11/25/2047(b)(f)	13,463	13,482
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class AS, 3.99%, 09/15/2048(f)	70,000	74,396
Benchmark Mortgage Trust, Series 2019-B14, Class A5, 3.05%, 12/15/2062	90,000	93,122
Series 2019-B14, Class C, 3.78%, 12/15/2062	83,700	84,954
Series 2019-B15, Class B, 3.56%, 12/15/2072	70,000	72,243

	Principal Amount	Value
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class A, 2.53% (1 mo. USD LIBOR + 0.79%), 07/15/2032(b)(c)	$91,354	$91,346
Series 2017-BIOC, Class C, 2.79% (1 mo. USD LIBOR + 1.05%), 07/15/2032(b)(c)	91,354	91,262
Series 2017-BIOC, Class D, 3.34% (1 mo. USD LIBOR + 1.60%), 07/15/2032(b)(c)	91,354	91,496
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3, 3.50%, 07/25/2049(b)(f)	136,626	139,007
Chase Mortgage Finance Corp., Series 2016-1, Class M3, 3.75%, 04/25/2045(b)(f)	55,453	56,199
Series 2016-2, Class M3, 3.75%, 12/25/2045(b)(f)	62,154	62,832
Citigroup Mortgage Loan Trust, Series 2019-IMC1, Class A1, 2.72%, 07/25/2049(b)(f)	88,034	88,338
Commercial Mortgage Trust, Series 2015-CR23, Class CMB, 3.68%, 05/10/2048(b)(f)	88,609	88,814
Series 2015-CR25, Class B, 4.54%, 08/10/2048(f)	72,000	76,848
Series 2016-GCT, Class B, 3.09%, 08/10/2029(b)	100,000	100,518
CSFB Mortgage-Backed Pass Through Ctfs., Series 2004-AR5, Class 3A1, 4.40%, 06/25/2034(f)	17,383	17,864
CSWF, Series 2018-TOP, Class B, 3.04% (1 mo. USD LIBOR + 1.30%), 08/15/2035(b)(c)	100,000	100,040
DB Master Finance LLC, Series 2019-1A, Class A23, 4.35%, 05/20/2049(b)	49,750	51,643
Series 2019-1A, Class A2II, 4.02%, 05/20/2049(b)	49,750	51,085
Deephaven Residential Mortgage Trust , Series 2019-4A, Class A1, 2.79%, 10/25/2059(b)(f)	97,665	97,915
Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.67%, 10/25/2049(b)	109,000	109,155
DT Auto Owner Trust, Series 2019-3A, Class C, 2.74%, 04/15/2025(b)	40,000	40,209
Series 2019-3A, Class D, 2.96%, 04/15/2025(b)	56,000	56,048
Ellington Financial Mortgage Trust, Series 2019-2, Class A1, 2.74%, 11/25/2059(b)(f)	97,789	97,958
Galton Funding Mortgage Trust, Series 2019-H1, Class A1, 2.66%, 10/25/2059(b)(f)	98,657	98,556
GCAT Trust, Series 2019-NM2, Class A1, 2.86%, 09/25/2059(b)(f)(g)	94,810	95,205
Series 2019-NQM3, Class A1, 2.69%, 11/25/2059(b)(f)	98,773	98,943

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, 4.16%, 04/19/2036(f)	$54,412	$50,932
Golub Capital Partners CLO 41 B Ltd., Series 2019-41A, Class A, 3.34% (3 mo. USD LIBOR + 1.37%), 04/20/2029(b)(c)	146,000	146,133
Hertz Vehicle Financing II L.P., Series 2019-2A, Class A, 3.42%, 05/25/2025(b)	100,000	103,118
HMH Trust, Series 2017-NSS, Class A, 3.06%, 07/05/2031(b)	100,000	101,097
Homeward Opportunities Fund I Trust, Series 2019-1, Class A1, 3.45%, 01/25/2059(b)(f)	74,857	75,441
Invitation Homes Trust, Series 2017- SFR2, Class C, 3.19% (1 mo. USD LIBOR + 1.45%), 12/17/2036(b)(c)	100,000	100,184
JOL Air Ltd., Series 2019-1, Class A, 3.97%, 04/15/2044(b)	234,247	237,168
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, 4.01% (1 mo. USD LIBOR + 0.25%), 11/25/2035(c)	13,724	14,136
Morgan Stanley Capital I Trust, Series 2017-CLS, Class A, 2.44% (1 mo. USD LIBOR + 0.70%), 11/15/2034(b)(c)	99,000	98,844
Series 2017-CLS, Class B, 2.59% (1 mo. USD LIBOR + 0.85%), 11/15/2034(b)(c)	49,000	49,045
Series 2017-CLS, Class C, 2.74% (1 mo. USD LIBOR + 1.00%), 11/15/2034(b)(c)	33,000	33,030
Morgan Stanley Capital I Trust , Series 2019-L2, Class A4, 4.07%, 03/15/2052	80,000	89,025
Series 2019-L3, Class AS, 3.49%, 11/15/2029	60,000	62,060
MVW LLC, Series 2019-2A, Class A, 2.22%, 10/20/2038(b)	95,511	94,941
MVW Owner Trust, Series 2019-1A, Class A, 2.89%, 11/20/2036(b)	89,140	90,287
New Residential Mortgage Loan Trust, Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(b)(f)	95,444	95,212
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/2054(b)	114,000	111,258
Starwood Waypoint Homes Trust, Series 2017-1, Class D, 3.69% (1 mo. USD LIBOR + 1.95%), 01/17/2035(b)(c)	100,000	100,187
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 3A2, 4.16%, 09/25/2034(f)	11,304	11,569
Structured Asset Securities Mortgage Pass-Through Ctfs., Series 2003-34A, Class 5A5, 4.13%, 11/25/2033(f)	62,844	64,222
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 4.46%, 04/25/2045(f)	42,835	43,049

	Principal Amount	Value
Towd Point Mortgage Trust, Series 2017-2, Class A1, 2.75%, 04/25/2057(b)(f)	$52,237	$52,637
UBS Commercial Mortgage Trust, Series 2019-C16, Class A4, 3.60%, 04/15/2052	80,000	86,061
Verus Securitization Trust, Series 2019- INV1, Class A1, 3.40%, 12/25/2059(b)(f)	85,670	86,370
Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.88%, 03/15/2048(b)	58,800	59,866
WFRBS Commercial Mortgage Trust, Series 2012-C6, Class B, 4.70%, 04/15/2045	80,000	83,407
Total Asset-Backed Securities (Cost $4,374,819)		4,414,395

U.S. Government Sponsored Agency Mortgage-Backed Securities–16.95%

Collateralized Mortgage Obligations–3.53%
Connecticut Avenue Securities Trust Series 2019-R03, Class 1M2, 3.94% (1 mo. USD LIBOR + 2.15%), 09/25/2031(b)(c)	54,000	54,457
Series 2019-R06, Class 2M2, 3.89% (1 mo. USD LIBOR + 2.10%), 09/25/2039(b)(c)	54,000	54,568
Freddie Mac Multifamily Structured Pass Through Ctfs. Series K731, Class A2, 3.60%, 02/25/2025(f)	79,000	83,662
Series K734, Class A2, 3.21%, 02/25/2026	181,000	190,514
Series K062, Class A1, 3.03%, 09/25/2026	25,117	26,062
Series K071, Class A2, 3.29%, 11/25/2027	50,000	53,218
Series K083, Class AM, 4.03%, 10/25/2028(f)	23,000	25,637
Series K085, Class AM, 4.06%, 10/25/2028(f)	23,000	25,665
Series K089, Class AM, 3.63%, 01/25/2029(f)	39,000	42,310
Series K088, Class AM, 3.76%, 01/25/2029(f)	92,000	100,824
Series K090, Class A2, 3.42%, 02/25/2029	200,000	215,339
Freddie Mac Whole Loan Securities Trust, Series 2017-SC02, Class 2A1, 3.50%, 05/25/2047	16,012	16,172
		888,428

Federal Home Loan Mortgage Corp. (FHLMC)–1.70%
6.50%, 08/01/2032	618	686
4.00%, 11/01/2048 to 07/01/2049	407,417	425,843
		426,529

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–9.44%

7.50%, 04/01/2029	$856	$907
3.50%, 12/01/2030 to 05/01/2047	964,484	1,004,310
6.50%, 09/01/2031	654	740
7.00%, 09/01/2032	4,640	4,925
4.50%, 12/01/2048	52,947	55,650
TBA, 2.50%, 01/01/2035(h)	431,000	434,675
3.00%, 01/01/2035 to 01/01/2050(h)	854,000	870,024
		2,371,231

Government National Mortgage Association (GNMA)–2.28%

7.50%, 06/15/2023	649	658
8.50%, 11/15/2024	727	729
7.00%, 07/15/2031 to 08/15/2031	793	902
6.50%, 11/15/2031 to 03/15/2032	1,974	2,179
6.00%, 11/15/2032	1,012	1,136
4.00%, 07/20/2049	205,956	213,523
TBA, 3.00%, 01/01/2050(h)	345,000	354,176
		573,303
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $4,228,338)		4,259,491

U.S. Treasury Securities–16.36%

U.S. Treasury Bills–0.20%

1.52% - 1.62%, 04/09/2020(i)(j)	51,000	50,789

U.S. Treasury Bonds–3.10%

2.25%, 08/15/2049	804,300	779,557

U.S. Treasury Floating Rate Notes–7.80%

1.75%, 12/31/2024	1,304,500	1,307,460
1.75%, 12/31/2026	655,200	651,411
		1,958,871

U.S. Treasury Notes–5.26%

1.63%, 12/15/2022	623,300	623,596
1.75%, 11/15/2029	708,700	697,543
		1,321,139
Total U.S. Treasury Securities (Cost $4,117,127)		4,110,356

	Shares

Preferred Stocks–0.62%

Diversified Banks–0.06%

Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.	11	15,950

Investment Banking & Brokerage–0.56%

Morgan Stanley, 6.88%, Series F, Pfd.	5,000	141,500
Total Preferred Stocks (Cost $138,976)		157,450

	Principal Amount		Value
Non-U.S. Dollar Denominated Bonds & Notes–0.47%(k)

Movies & Entertainment–0.47%

Netflix, Inc. 3.88%, 11/15/2029 (Cost $111,565)(b)	EUR	100,000	$119,040

Municipal Obligations–0.28%

Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC - North Tarrant Express Managed Lanes), Series 2019 B, RB, 3.92%, 12/31/2049 (Cost $70,000)		$70,000	70,480

Agency Credit Risk Transfer Notes–0.20%

Fannie Mae Connecticut Avenue Securities Series 2016-C07, Class 2M2, 6.14%, (1 mo. USD LIBOR + 4.35%) 05/25/2029(c)		21,807	23,014

Series 2018-C05, Class 1M2, 4.14%, (1 mo. USD LIBOR + 2.35%) 01/25/2031(c)		26,000	26,396

Total Agency Credit Risk Transfer Notes (Cost $49,215)			49,410

	Shares

Common Stocks & Other Equity Interests–0.00%

Diversified Support Services–0.00%

ACC Claims Holdings LLC(l)(m)		73,980	0

Other Diversified Financial Services–0.00%

Adelphia Recovery Trust, Series ACC1(n)		87,412	1

Total Common Stocks & Other Equity Interests (Cost $22,181)			1

Money Market Funds–12.88%

Invesco Government & Agency Portfolio, Institutional Class, 1.50%(o)		1,129,193	1,129,193

Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(o)		817,397	817,642

Invesco Treasury Portfolio, Institutional Class, 1.49%(o)		1,290,506	1,290,506

Total Money Market Funds (Cost $3,237,269)			3,237,341

TOTAL INVESTMENTS IN SECURITIES–105.69% (Cost $26,014,685)			26,558,829

OTHER ASSETS LESS LIABILITIES–(5.69)%			(1,430,897)

NET ASSETS–100.00%			$25,127,932

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Investment Abbreviations:

CLO	- Collateralized Loan Obligation
Conv.	- Convertible
Ctfs.	- Certificates
EUR	- Euro
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
PIK	- Pay-in-Kind
RB	- Revenue Bonds
REIT	- Real Estate Investment Trust
TBA	- To Be Announced
USD	- U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2019 was $7,501,018, which represented 29.85% of the Fund’s Net Assets.

(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2019.
(d)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(e)	Perpetual bond with no specified maturity date.
(f)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2019.

(g)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1M.
(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(j)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(k)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(l)	Non-income producing security.
(m)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(n)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(o)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	4	March-2020	$862,000	$(945)	$(945)
U.S. Treasury 5 Year Notes	9	March-2020	1,067,484	(2,854)	(2,854)
U.S. Treasury 10 Year Notes	7	March-2020	898,953	(4,343)	(4,343)
U.S. Treasury Long Bonds	5	March-2020	779,531	(16,376)	(16,376)
U.S. Treasury Ultra Bonds	2	March-2020	363,313	(9,630)	(9,630)
Subtotal–Long Futures Contracts				(34,148)	(34,148)

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 10 Year Ultra Bonds	8	March-2020	(1,125,625)	14,283	14,283
Total Futures Contracts				$(19,865)	$(19,865)

Open Forward Foreign Currency Contracts
Settlement Date		Contract to		Unrealized Appreciation (Depreciation)
	Counterparty	Deliver	Receive
Currency Risk
02/28/2020	Citibank N.A.	EUR 295,145	USD 327,593	$(4,628)

Abbreviations:

EUR – Euro

USD – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:

Investments in securities, at value (Cost $22,777,416)	$23,321,488
Investments in affiliated money market funds, at value (Cost $3,237,269)	3,237,341
Cash	1,228
Foreign currencies, at value (Cost $170,163)	173,359
Receivable for:
Fund shares sold	7,606
Dividends	7,417
Interest	137,205
Investment for trustee deferred compensation and retirement plans	61,686
Total assets	26,947,330

Liabilities:

Other investments:
Variation margin payable - futures contracts	3,170
Unrealized depreciation on forward foreign currency contracts outstanding	4,628
Payable for:
Investments purchased	1,660,589
Fund shares reacquired	1,735
Accrued fees to affiliates	18,942
Accrued other operating expenses	66,531
Trustee deferred compensation and retirement plans	63,803
Total liabilities	1,819,398
Net assets applicable to shares outstanding	$25,127,932

Net assets consist of:

Shares of beneficial interest	$23,835,364
Distributable earnings	1,292,568
$25,127,932

Net Assets:

Series I	$24,768,535
Series II	$359,397

Shares outstanding, no par value, with an unlimited number of shares authorized:

Series I	3,825,630
Series II	55,757
Series I:
Net asset value per share	$6.47
Series II:
Net asset value per share	$6.45

Statement of Operations

For the year ended December 31, 2019

Investment income:

Interest	$646,980

Dividends from affiliated money market funds	89,280

Dividends	11,870

Total investment income	748,130

Expenses:

Advisory fees	95,502

Administrative services fees	31,648

Custodian fees	8,644

Distribution fees - Series II	403

Transfer agent fees	9,289

Trustees’ and officers’ fees and benefits	18,723

Reports to shareholders	10,473

Professional services fees	51,530

Other	14,895

Total expenses	241,107

Less: Fees waived and/or expenses reimbursed	(115,860)

Net expenses	125,247

Net investment income	622,883

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	524,049

Foreign currencies	(6,503)

Forward foreign currency contracts	14,568

Futures contracts	75,982

608,096

Change in net unrealized appreciation (depreciation) of:
Investment securities	925,197

Foreign currencies	2,804

Forward foreign currency contracts	(3,785)

Futures contracts	(43,167)

881,049

Net realized and unrealized gain	1,489,145

Net increase in net assets resulting from operations	$2,112,028

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018

Operations:

Net investment income	$622,883	$640,454

Net realized gain (loss)	608,096	(337,527)

Change in net unrealized appreciation (depreciation)	881,049	(756,125)

Net increase (decrease) in net assets resulting from operations	2,112,028	(453,198)

Distributions to shareholders from distributable earnings:

Series I	(684,305)	(636,171)

Series II	(3,040)	(4,086)

Total distributions from distributable earnings	(687,345)	(640,257)

Share transactions–net:

Series I	6,335,765	(2,220,996)

Series II	231,286	1,722

Net increase (decrease) in net assets resulting from share transactions	6,567,051	(2,219,274)

Net increase (decrease) in net assets	7,991,734	(3,312,729)

Net assets:

Beginning of year	17,136,198	20,448,927

End of year	$25,127,932	$17,136,198

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
									expenses		expenses
			Net gains						to average		to average net
			(losses)						net assets		assets without		Ratio of net
	Net asset		on securities		Dividends				with fee waivers		fee waivers		investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	and/or		and/or		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return (b)	(000’s omitted)	absorbed		absorbed		net assets		turnover (c)
Series I
Year ended 12/31/19	$6.00	$0.19	$0.47	$0.66	$(0.19)	$6.47	11.06%	$24,769	0.59	%(d)	1.13	%(d)	2.94	%(d)	300%
Year ended 12/31/18	6.38	0.22	(0.37)	(0.15)	(0.23)	6.00	(2.37)	17,019	0.59		1.78		3.57		339
Year ended 12/31/17	6.21	0.22	0.17	0.39	(0.22)	6.38	6.34	20,326	0.60		1.58		3.46		407
Year ended 12/31/16	6.07	0.23	0.18	0.41	(0.27)	6.21	6.66	15,485	0.55		1.68		3.71		474
Year ended 12/31/15	6.39	0.24	(0.26)	(0.02)	(0.30)	6.07	(0.37)	15,587	0.65		1.73		3.81		416
Series II
Year ended 12/31/19	5.97	0.17	0.49	0.66	(0.18)	6.45	11.00	359	0.84	(d)	1.38	(d)	2.69	(d)	300
Year ended 12/31/18	6.35	0.20	(0.37)	(0.17)	(0.21)	5.97	(2.64)	117	0.84		2.03		3.32		339
Year ended 12/31/17	6.19	0.20	0.16	0.36	(0.20)	6.35	5.89	123	0.85		1.83		3.21		407
Year ended 12/31/16	6.04	0.22	0.18	0.40	(0.25)	6.19	6.52	126	0.80		1.93		3.46		474
Year ended 12/31/15	6.36	0.22	(0.26)	(0.04)	(0.28)	6.04	(0.64)	156	0.90		1.98		3.56		416

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $21,061 and $161 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco V.I. Core Plus Bond Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

Invesco V.I. Core Plus Bond Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Lower-Rated Securities – The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or

Invesco V.I. Core Plus Bond Fund

losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

N.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
O.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

P.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco V.I. Core Plus Bond Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.450%

Next $500 million	0.425%

Next $1.5 billion	0.400%

Next $2.5 billion	0.375%

Over $5 billion	0.350%

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.45%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.61% and Series II shares to 0.86% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $100,077 and reimbursed Fund expenses of $15,783.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $2,811 for accounting and fund administrative services and was reimbursed $28,837 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.

Invesco V.I. Core Plus Bond Fund

Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$10,140,865	$–	$10,140,865

Asset-Backed Securities	–	4,414,395	–	4,414,395

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	4,259,491	–	4,259,491

U.S. Treasury Securities	–	4,110,356	–	4,110,356

Preferred Stocks	157,450	–	–	157,450

Non-U.S. Dollar Denominated Bonds & Notes	–	119,040	–	119,040

Municipal Obligations	–	70,480	–	70,480

Agency Credit Risk Transfer Notes	–	49,410	–	49,410

Common Stocks & Other Equity Interests	1	–	0	1

Money Market Funds	3,237,341	–	–	3,237,341

Total Investments in Securities	3,394,792	23,164,037	0	26,558,829

Other Investments - Assets*

Futures Contracts	14,283	–	–	14,283

Other Investments - Liabilities*

Futures Contracts	(34,148)	–	–	(34,148)

Forward Foreign Currency Contracts	–	(4,628)	–	(4,628)

	(34,148)	(4,628)	–	(38,776)

Total Other Investments	(19,865)	(4,628)	–	(24,493)

Total Investments	$3,374,927	$23,159,409	$0	$26,534,336

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2019:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$14,283	$14,283

Derivatives not subject to master netting agreements	-	(14,283)	(14,283)

Total Derivative Assets subject to master netting agreements	$-	$-	$-

Invesco V.I. Core Plus Bond Fund

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$(34,148)	$(34,148)

Unrealized depreciation on forward foreign currency contracts outstanding	(4,628)	-	(4,628)

Total Derivative Liabilities	(4,628)	(34,148)	(38,776)

Derivatives not subject to master netting agreements	-	34,148	34,148

Total Derivative Liabilities subject to master netting agreements	$(4,628)	$-	$(4,628)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2019.

	Financial	Financial
	Derivative Assets	Derivative Liabilities		Collateral (Received)/Pledged
	Forward Foreign	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Citibank N.A.	$–	$(4,628)	$(4,628)	$–	$–	$(4,628)

Effect of Derivative Investments for the year ended December 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total

Realized Gain:
Forward foreign currency contracts	$14,568	$-	$14,568

Futures contracts	-	75,982	75,982

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(3,785)	-	(3,785)

Futures contracts	-	(43,167)	(43,167)

Total	$10,783	$32,815	$43,598

The table below summarizes the average notional value of derivatives held during the period.

	Forward
	Foreign Currency	Futures
	Contracts	Contracts

Average notional value	$246,812	$4,729,434

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

Invesco V.I. Core Plus Bond Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018
Ordinary income	$687,345	$640,257

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$792,993

Net unrealized appreciation – investments	543,463

Net unrealized appreciation - foreign currencies	3,199

Temporary book/tax differences	(47,087)

Shares of beneficial interest	23,835,364

Total net assets	$25,127,932

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts and foreign currency contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $58,703,114 and $59,041,990, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $37,777,145 and $32,950,884, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$653,011

Aggregate unrealized (depreciation) of investments	(109,548)

Net unrealized appreciation of investments	$543,463

Cost of investments for tax purposes is $25,990,873.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of dollar rolls and forward foreign currency contracts, on December 31, 2019, undistributed net investment income was increased by $31,593 and undistributed net realized gain was decreased by $31,593. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2019(a)		December 31, 2018

	Shares	Amount	Shares	Amount

Sold:
Series I	1,567,948	$10,023,351	395,009	$2,447,919

Series II	38,201	244,863	3	19

Issued as reinvestment of dividends:

Series I	106,424	684,305	105,501	636,171

Series II	432	2,771	625	3,758

Invesco V.I. Core Plus Bond Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2019(a)		December 31, 2018

	Shares	Amount	Shares	Amount

Reacquired:

Series I	(685,177)	$(4,371,891)	(851,917)	$(5,305,086)

Series II	(2,491)	(16,348)	(335)	(2,055)

Net increase (decrease) in share activity	1,025,337	$6,567,051	(351,114)	$(2,219,274)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 82% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Core Plus Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Core Plus Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Core Plus Bond Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Core Plus Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,030.00	$3.02	$1,022.23	$3.01	0.59%
Series II	1,000.00	1,030.60	4.30	1,020.97	4.28	0.84

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Core Plus Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Corporate Dividends Received Deduction*	1.77%
Qualified Dividend Income*	0.00%
U.S. Treasury Obligations*	6.94%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Core Plus Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Invesco V.I. Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Invesco V.I. Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Invesco V.I. Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Core Plus Bond Fund

Annual Report to Shareholders	December 31, 2019

Invesco V.I. Diversified Dividend Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VIDDI-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2019, Series I shares of Invesco V.I. Diversified Dividend Fund (the Fund) underperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	25.09%
Series II Shares	24.77
S&P 500 Index▼ (Broad Market Index)	31.49
Russell 1000 Value Index▼ (Style-Specific Index)	26.54
Lipper VUF Large-Cap Value Funds Index∎ (Peer Group Index)	26.71
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Equity markets rallied in the first quarter of 2019, as optimism about a potential US-China trade deal increased and the Fed signaled there would be no further interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, despite mixed US economic data and slower overseas growth. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, and potential tariffs on Mexico. In addition, economic data continued to show a slowing domestic and global economy.

These investor concerns carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% twice in the quarter. This uncertainty increased both market volatility and risk aversion, and investors crowded into asset classes perceived as safe havens, such as US Treasuries and gold. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. However, the Fed’s accommodative tone provided some support for risk assets.

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. Risk assets surged higher as a result of a delay in the Brexit agreement until January 2020, optimism that phase one of a US-China trade deal would be completed and better-than-expected third-quarter corporate earnings results. The US economy grew more than expected, by 2.1% during the third quarter of 2019.2 During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.1

  Within the S&P 500 Index, information technology (IT) was the best-performing sector for the fiscal year, while energy was the worst-performing sector. It is important to view the market’s performance within the context of a full market cycle. This cycle, which began in June 2009, is one of the longest expansions on record with one of the largest bull markets, despite a historically low recovery in revenue versus previous cycle troughs.3 In this environment, we remain focused on our assessment of each investment’s risk-reward profile.

  During the year, the Fund’s management discipline remained unchanged. Our total return approach continued to emphasize long-term capital appreciation, current income and capital preservation. We believe the Fund may serve as an equity foundation within a well-diversified asset allocation strategy, complementing more aggressive and cyclical investments. We look for dividend-paying companies with strong profitability, solid balance sheets and capital allocation policies that support sustained or increasing dividends and share repurchases. We perform extensive fundamental research, incorporating both financial statement analysis and an assessment of the potential reward relative to the downside risk, to determine a fair valuation over our two- to three-year investment horizon for each stock. We believe this process may provide a valuable combination of dividend income, price appreciation and capital preservation. We also maintain a rigorous sell discipline and consider selling or reducing shares in stocks that no longer meet our investment criteria.

  Within the Fund’s style-specific benchmark, IT, industrials and financials were the best-performing sectors, while energy was the worst-performing sector during the year. The Fund’s overweight

Portfolio Composition
By sector	% of total net assets

Consumer Staples	22.80%
Utilities	17.62
Financials	14.20
Industrials	9.99
Health Care	7.71
Energy	5.87
Consumer Discretionary	4.88
Communication Services	4.28
Materials	4.02
Other Sectors, Each Less than 2% of Net Assets	3.15
Money Market Funds Plus Other Assets Less Liabilities	5.48

Top 10 Equity Holdings*
% of total net assets

1. Entergy Corp.	3.22%
2. Hartford Financial Services Group, Inc. (The)	3.22
3. General Mills, Inc.	3.01
4. Procter & Gamble Co. (The)	2.89
5. Coca-Cola Co. (The)	2.66
6. AT&T, Inc.	2.63
7. PPL Corp.	2.49
8. Dominion Energy, Inc.	2.38
9. Exelon Corp.	2.17
10. Campbell Soup Co.	2.10

Total Net Assets	$515.6 million

Total Number of Holdings*	70

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2019.

Invesco V.I. Diversified Dividend Fund

exposure to the consumer staples sector and stock selection in the consumer discretionary sector contributed the most to relative performance versus the style-specific benchmark. The Fund’s underweight exposure to energy also helped relative performance, as did stock selection in the health care sector. Underweight positions in the IT and financials sectors detracted the most from the Fund’s relative performance versus the style-specific benchmark. Stock selection in the communication services and industrials sectors also hurt the Fund’s performance relative to the style-specific benchmark.

During the year, holdings in the consumer staples and utilities sectors were the largest contributors to the Fund’s performance. Packaged foods company General Mills was the largest contributor to Fund performance for the year. The company has benefited from improved profit margins and revenue growth driven by better pricing. Utility company Entergy was also a large contributor to Fund performance. Management affirmed long-term earnings expectations as the company continues to exit the merchant power business and transition to a fully regulated utility. In addition, management plans to replace a portion of its legacy generation with clean natural gas and renewable capacity over the coming years.

Select holdings in the consumer staples and communication services sectors were the largest detractors from the Fund’s absolute performance during the year. Packaged foods company Kraft Heinz was the largest detractor from Fund performance. The company faced increasing operating costs that have lowered profitability and revenue growth has disappointed. The stock was also impacted by previous management actions that included an impairment of company assets. A new CEO and CFO have started a renewed focus on initiatives to improve operations and invest in brands that we believe should drive improved profitability and organic sales. Telecom services company BT Group also detracted from the Fund’s absolute performance during the year. The company provides phone, internet access and television services to residential and business customers in the U.K. BT Group’s business has faced negative pricing regulation and pressure to increase capital investment to support an upgrade to UK communications infrastructure.

The Fund used currency forward contracts for the purpose of hedging currency exposure of some of the non-US-based companies held in the Fund’s portfolio and not for speculative purposes or leverage. The use of currency forward contracts had a very small positive impact on the Fund’s performance during the year.

The Fund has successfully navigated multiple market cycles with a consistent long-term mandate to emphasize capital appreciation, current income and capital preservation over a full market cycle.

It has been our privilege to oversee Invesco V.I. Diversified Dividend Fund, and we thank you for your continued investment.

1	Source: US Federal Reserve

2	Source: Bureau of Economic Analysis

3	Sources: National Bureau of Economic Research, Ned Davis Research and FactSet Research Systems Inc.

Portfolio managers:

Robert Botard

Kristina Bradshaw

Chris McMeans

Meggan Walsh - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Diversified Dividend Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/19

Series I Shares
Inception (3/1/90)	8.19%
10 Years	11.07
5 Years	8.03
1 Year	25.09

Series II Shares
Inception (6/5/00)	5.88%
10 Years	10.80
5 Years	7.76
1 Year	24.77

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Variable Investment Series Dividend Growth Portfolio, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Dividend Growth Fund (renamed Invesco V.I. Diversified Dividend Fund on April 30, 2012). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Dividend Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.65% and 0.90%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.66% and 0.91%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. Diversified Dividend Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Diversified Dividend Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Diversified Dividend Fund

Schedule of Investments(a)

December 31, 2019

	Shares	Value
Common Stocks & Other Equity Interests–94.52%

Aerospace & Defense–1.67%

General Dynamics Corp.	31,505	$ 5,555,907
Raytheon Co.	14,022	3,081,194
		8,637,101

Air Freight & Logistics–0.97%

United Parcel Service, Inc., Class B	42,697	4,998,111

Apparel Retail–1.26%

TJX Cos., Inc. (The)	106,626	6,510,584

Apparel, Accessories & Luxury Goods–0.46%

Columbia Sportswear Co.	23,538	2,358,272

Asset Management & Custody Banks–0.50%

Federated Investors, Inc., Class B	79,197	2,581,030

Brewers–2.99%

Anheuser-Busch InBev S.A./N.V. (Belgium)	72,237	5,923,542
Heineken N.V. (Netherlands)	88,835	9,476,163
		15,399,705

Construction Machinery & Heavy Trucks–0.96%

Cummins, Inc.	27,706	4,958,266

Consumer Finance–1.27%

American Express Co.	52,615	6,550,041

Data Processing & Outsourced Services–1.19%

Automatic Data Processing, Inc.	35,921	6,124,530

Diversified Chemicals–0.72%

BASF SE (Germany)	48,846	3,704,318

Electric Utilities–11.93%

American Electric Power Co., Inc.	78,193	7,390,020
Duke Energy Corp.	66,142	6,032,812
Entergy Corp.	138,574	16,601,165
Exelon Corp.	245,219	11,179,534
PPL Corp.	357,376	12,822,651
SSE PLC (United Kingdom)	391,455	7,500,250
		61,526,432

Electrical Components & Equipment–1.90%

ABB Ltd. (Switzerland)	289,795	6,995,908
Emerson Electric Co.	36,593	2,790,582
		9,786,490

Fertilizers & Agricultural Chemicals–0.51%

Nutrien Ltd. (Canada)	54,753	2,621,381

Food Distributors–1.27%

Sysco Corp.	76,761	6,566,136

	Shares	Value
General Merchandise Stores–1.55%

Target Corp.	62,274	$ 7,984,150

Household Products–4.92%

Kimberly-Clark Corp.	76,127	10,471,269
Procter & Gamble Co. (The)	119,281	14,898,197
		25,369,466

Industrial Conglomerates–1.95%

3M Co.	19,407	3,423,783
Siemens AG (Germany)	50,767	6,636,257
		10,060,040

Industrial Machinery–2.53%

Flowserve Corp.	199,122	9,910,302
Pentair PLC	68,862	3,158,700
		13,069,002

Integrated Oil & Gas–3.56%

Royal Dutch Shell PLC, Class B (United Kingdom)	53,306	1,588,390
Suncor Energy, Inc. (Canada)	202,317	6,630,943
TOTAL S.A. (France)	183,045	10,115,479
		18,334,812

Integrated Telecommunication Services–4.28%

AT&T, Inc.	346,569	13,543,916
BT Group PLC (United Kingdom)	1,413,193	3,621,748
Deutsche Telekom AG (Germany)	298,723	4,881,602
		22,047,266

IT Consulting & Other Services–0.42%

International Business Machines Corp.	16,018	2,147,053

Motorcycle Manufacturers–1.25%

Harley-Davidson, Inc.	173,848	6,465,407

Multi-line Insurance–3.22%

Hartford Financial Services Group, Inc. (The)	272,803	16,578,238

Multi-Utilities–5.69%

Consolidated Edison, Inc.	76,725	6,941,311
Dominion Energy, Inc.	148,240	12,277,237
Sempra Energy	66,792	10,117,652
		29,336,200

Oil & Gas Equipment & Services–0.82%

Baker Hughes Co., Class A	165,403	4,239,279

Oil & Gas Exploration & Production–1.49%

ConocoPhillips	118,055	7,677,117

Packaged Foods & Meats–9.59%

Campbell Soup Co.	219,113	10,828,564
Danone S.A. (France)	38,184	3,169,411

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

	Shares	Value
Packaged Foods & Meats–(continued)

General Mills, Inc.	289,866	$ 15,525,223
Kraft Heinz Co. (The)	109,706	3,524,854
Mondelez International, Inc., Class A	172,453	9,498,711
Nestle S.A. (Switzerland)	63,896	6,922,272
		49,469,035

Paper Packaging–2.30%

Avery Dennison Corp.	21,247	2,779,532
International Paper Co.	115,671	5,326,650
Sonoco Products Co.	60,982	3,763,809
		11,869,991

Personal Products–1.36%

L’Oreal S.A. (France)	23,673	7,030,264

Pharmaceuticals–7.72%

Bayer AG (Germany)	98,167	8,024,169
Bristol-Myers Squibb Co.	124,755	8,008,023
Eli Lilly and Co.	66,192	8,699,615
Johnson & Johnson	42,170	6,151,338
Merck & Co., Inc.	97,837	8,898,275
		39,781,420

Property & Casualty Insurance–1.63%

Travelers Cos., Inc. (The)	61,524	8,425,712

Regional Banks–7.58%

Comerica, Inc.	42,343	3,038,110
Cullen/Frost Bankers, Inc.	37,397	3,656,679
Fifth Third Bancorp	160,460	4,932,540
KeyCorp	51,330	1,038,919

	Shares	Value
Regional Banks–(continued)

M&T Bank Corp.	63,441	$ 10,769,110
PNC Financial Services Group, Inc. (The)	41,465	6,619,058
Zions Bancorporation N.A.	173,905	9,029,148
		39,083,564

Restaurants–0.36%

Darden Restaurants, Inc.	16,924	1,844,885

Soft Drinks–2.66%

Coca-Cola Co. (The)	247,858	13,718,940

Specialized REITs–1.55%

Weyerhaeuser Co.	264,451	7,986,420

Specialty Chemicals–0.49%

DuPont de Nemours, Inc.	39,148	2,513,302
Total Common Stocks & Other Equity Interests (Cost $359,322,189)		487,353,960

Money Market Funds–5.40%

Invesco Government & Agency Portfolio, Institutional Class, 1.50%(b)	9,736,144	9,736,144
Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(b)	6,982,279	6,984,374
Invesco Treasury Portfolio, Institutional Class, 1.49%(b)	11,127,022	11,127,022
Total Money Market Funds (Cost $27,846,515)		27,847,540
TOTAL INVESTMENTS IN SECURITIES–99.92% (Cost $387,168,704)		515,201,500
OTHER ASSETS LESS LIABILITIES–0.08%		404,705
NET ASSETS–100.00%		$515,606,205

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

Open Forward Foreign Currency Contracts

				Unrealized
Settlement		Contract to		Appreciation

Date	Counterparty	Deliver	Receive	(Depreciation)

Currency Risk

02/10/2020	Citibank N.A.	EUR 10,390,219	USD 11,622,510	$(59,751)

02/10/2020	Royal Bank of Canada	EUR 10,170,774	USD 11,356,841	(78,685)

Total Forward Foreign Currency Contracts				$(138,436)

Abbreviations:

EUR – Euro

USD – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:

Investments in securities, at value (Cost $359,322,189)	$487,353,960
Investments in affiliated money market funds, at value (Cost $27,846,515)	27,847,540
Cash	104,606
Foreign currencies, at value (Cost $79,823)	80,775
Receivable for:
Fund shares sold	78,484
Dividends	992,638
Investment for trustee deferred compensation and retirement plans	93,920
Total assets	516,551,923

Liabilities:

Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	138,436
Payable for:
Fund shares reacquired	340,843
Accrued fees to affiliates	310,478
Accrued trustees’ and officers’ fees and benefits	282
Accrued other operating expenses	27,854
Trustee deferred compensation and retirement plans	127,825
Total liabilities	945,718
Net assets applicable to shares outstanding	$515,606,205

Net assets consist of:

Shares of beneficial interest	$364,827,071
Distributable earnings	150,779,134
$515,606,205

Net Assets:

Series I	$278,726,539
Series II	$236,879,666

Shares outstanding, no par value, with an unlimited number of shares authorized:

Series I	10,234,864
Series II	8,764,940
Series I:
Net asset value per share	$ 27.23
Series II:
Net asset value per share	$ 27.03

Statement of Operations

For the year ended December 31, 2019

Investment income:

Dividends (net of foreign withholding taxes of $ 370,751)	$16,143,534

Dividends from affiliated money market funds	669,397

Total investment income	16,812,931

Expenses:

Advisory fees	2,525,977

Administrative services fees	772,607

Custodian fees	17,450

Distribution fees - Series II	560,193

Transfer agent fees	32,054

Trustees’ and officers’ fees and benefits	26,037

Reports to shareholders	13,805

Professional services fees	50,822

Other	8,281

Total expenses	4,007,226

Less: Fees waived	(35,912)

Net expenses	3,971,314

Net investment income	12,841,617

Realized and unrealized gain from:

Net realized gain from:
Investment securities	42,890,400

Foreign currencies	145,728

Forward foreign currency contracts	1,037,565

44,073,693

Change in net unrealized appreciation of:
Investment securities	61,501,707

Foreign currencies	5,978

Forward foreign currency contracts	116,901

61,624,586

Net realized and unrealized gain	105,698,279

Net increase in net assets resulting from operations	$118,539,896

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018

Operations:

Net investment income	$12,841,617	$14,230,667

Net realized gain	44,073,693	25,484,538

Change in net unrealized appreciation (depreciation)	61,624,586	(85,816,560)

Net increase (decrease) in net assets resulting from operations	118,539,896	(46,101,355)

Distributions to shareholders from distributable earnings:

Series I	(21,611,367)	(22,064,854)

Series II	(18,163,081)	(12,822,377)

Total distributions from distributable earnings	(39,774,448)	(34,887,231)

Share transactions–net:

Series I	(106,614,162)	(48,998,234)

Series II	1,105,297	(7,380,757)

Net increase (decrease) in net assets resulting from share transactions	(105,508,865)	(56,378,991)

Net increase (decrease) in net assets	(26,743,417)	(137,367,577)

Net assets:

Beginning of year	542,349,622	679,717,199

End of year	$515,606,205	$542,349,622

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net
			(losses)								net assets		assets without		Ratio of net
	Net asset		on securities		Dividends	Distributions					with fee waivers		fee waivers		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	and/or		and/or		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return (b)	(000’s omitted)	absorbed		absorbed		net assets		turnover (c)
Series I
Year ended 12/31/19	$23.70	$0.67	$5.15	$5.82	$(0.80)	$(1.49)	$(2.29)	$27.23	25.09%	$278,727	0.65	%(d)	0.65	%(d)	2.54	%(d)	7%
Year ended 12/31/18	27.18	0.63	(2.53)	(1.90)	(0.65)	(0.93)	(1.58)	23.70	(7.57)	337,461	0.64		0.65		2.38		10
Year ended 12/31/17	26.38	0.56	1.65	2.21	(0.46)	(0.95)	(1.41)	27.18	8.58	437,104	0.64		0.65		2.06		16
Year ended 12/31/16	23.27	0.50	2.93	3.43	(0.32)	–	(0.32)	26.38	14.81	439,857	0.66		0.68		2.02		14
Year ended 12/31/15	23.21	0.43	0.04	0.47	(0.41)	–	(0.41)	23.27	2.07	333,573	0.70		0.71		1.84		15
Series II
Year ended 12/31/19	23.54	0.60	5.11	5.71	(0.73)	(1.49)	(2.22)	27.03	24.77	236,880	0.90	(d)	0.90	(d)	2.29	(d)	7
Year ended 12/31/18	27.00	0.56	(2.51)	(1.95)	(0.58)	(0.93)	(1.51)	23.54	(7.78)	204,889	0.89		0.90		2.13		10
Year ended 12/31/17	26.23	0.49	1.64	2.13	(0.41)	(0.95)	(1.36)	27.00	8.31	242,614	0.89		0.90		1.81		16
Year ended 12/31/16	23.16	0.43	2.92	3.35	(0.28)	–	(0.28)	26.23	14.54	215,614	0.91		0.93		1.77		14
Year ended 12/31/15	23.11	0.37	0.04	0.41	(0.36)	–	(0.36)	23.16	1.82	132,477	0.95		0.96		1.59		15

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $302,948 and $224,071 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco V.I. Diversified Dividend Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Invesco V.I. Diversified Dividend Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco V.I. Diversified Dividend Fund

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.545%

Next $750 million	0.420%

Next $1 billion	0.395%

Over $2 billion	0.370%

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.48%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $35,912.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $75,571 for accounting and fund administrative services and was reimbursed $697,036 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish

Invesco V.I. Diversified Dividend Fund

continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2019, the Fund incurred $1,068 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$401,764,187	$85,589,773	$–	$487,353,960

Money Market Funds	27,847,540	–	–	27,847,540

Total Investments in Securities	429,611,727	85,589,773	–	515,201,500

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(138,436)	–	(138,436)

Total Investments	$429,611,727	$85,451,337	$–	$515,063,064

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2019:

Value
Currency
Derivative Liabilities	Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(138,436)

Derivatives not subject to master netting agreements	–

Total Derivative Liabilities subject to master netting agreements	$(138,436)

Invesco V.I. Diversified Dividend Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2019.

	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Citibank N.A.	$ (59,751)	$(59,751)	$-	$-	$(59,751)

Royal Bank of Canada	(78,685)	(78,685)	-	-	(78,685)

Total	$(138,436)	$(138,436)	$-	$-	$(138,436)

Effect of Derivative Investments for the year ended December 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Currency Risk

Realized Gain:
Forward foreign currency contracts	$1,037,565

Change in Net Unrealized Appreciation:
Forward foreign currency contracts	116,901

Total	$1,154,466

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$24,169,771

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018

Ordinary income	$14,393,388	$13,981,690

Long-term capital gain	25,381,060	20,905,541

Total distributions	$39,774,448	$34,887,231

Invesco V.I. Diversified Dividend Fund

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$13,280,241

Undistributed long-term capital gain	10,268,349

Net unrealized appreciation – investments	127,328,128

Net unrealized appreciation - foreign currencies	5,941

Temporary book/tax differences	(103,525)

Shares of beneficial interest	364,827,071

Total net assets	$515,606,205

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and forward foreign currency contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2019.

During the year ended December 31, 2019, 3,660,162 Series I shares of the Fund valued at $97,177,295 were redeemed by significant shareholders and settled through a redemption-in-kind transaction, of which $6,188,994 consisted of cash, which resulted in a realized gain of $32,253,903 to the Fund for book purposes. From a federal income tax perspective, the realized gains are not recognized.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $34,291,283 and $65,778,002, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$138,431,348

Aggregate unrealized (depreciation) of investments	(11,103,220)

Net unrealized appreciation of investments	$127,328,128

Cost of investments for tax purposes is $387,734,936.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of redemption-in-kind, on December 31, 2019, undistributed net investment income was decreased by $234,873, undistributed net realized gain was decreased by $31,895,665 and shares of beneficial interest was increased by $32,130,538. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2019(a)		December 31, 2018

	Shares	Amount	Shares	Amount

Sold:
Series I	1,203,566	$31,545,134	1,113,850	$29,225,680

Series II	533,931	13,948,354	628,883	16,528,837

Issued as reinvestment of dividends:
Series I	837,001	21,611,367	836,424	22,064,855

Series II	708,388	18,163,081	489,217	12,822,377

Invesco V.I. Diversified Dividend Fund

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2019(a)		December 31, 2018

	Shares	Amount	Shares	Amount

Reacquired:
Series I	(6,041,667)	$(159,770,663)	(3,794,255)	$(100,288,769)

Series II	(1,181,712)	(31,006,138)	(1,398,007)	(36,731,971)

Net increase (decrease) in share activity	(3,940,493)	$(105,508,865)	(2,123,888)	$(56,378,991)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 61% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Diversified Dividend Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Diversified Dividend Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Diversified Dividend Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Diversified Dividend Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,085.60	$3.42	$1,021.93	$3.31	0.65%
Series II	1,000.00	1,084.60	4.73	1,020.67	4.58	0.90

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Diversified Dividend Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$25,381,060
Corporate Dividends Received Deduction*	93.73%
U.S. Treasury Obligations*	0.00%

                *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Diversified Dividend Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Invesco V.I. Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Invesco V.I. Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer - Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Invesco V.I. Diversified Dividend Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Diversified Dividend Fund

Annual Report to Shareholders	December 31, 2019

Invesco V.I. Equally-Weighted S&P 500 Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

    If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

    You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Invesco Distributors, Inc.	MS-VIEWSP-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2019, Series I shares of Invesco V.I. Equally-Weighted S&P 500 Fund (the Fund) underperformed the S&P 500 Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/18 to 12/31/19, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	28.79%
Series II Shares	28.46
S&P 500 Index▼ (Broad Market Index)	31.49
S&P 500 Equal Weight Index▼ (Style-Specific Index)	29.24
Lipper VUF Multi-Cap Core Funds Index∎ (Peer Group Index)	26.26
Source(s): ▼RIMES Technologies Corp.; ◆ Lipper Inc.

Market conditions and your Fund

Equity markets rallied in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and indication that the US Federal Reserve (the Fed) would not raise interest rates in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

    Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

    Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019.1 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

    Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. Risk assets surged higher as a result of a delay in the Brexit agreement until January 2020, optimism that phase one of a US-China trade deal would be completed and better-than-expected third-quarter corporate earnings results. The US economy rose higher than expected, at 2.1% during the third quarter of 2019.2 During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

    Invesco V.I. Equally-Weighted S&P 500 Fund seeks total return through growth of capital and current income. The Fund invests in a diversified portfolio of common stocks represented in the S&P 500 Index. The Fund generally invests in each common stock included in the S&P 500 Index in approximately equal proportions, which differs from the S&P 500 Index because stocks in the S&P 500 Index are represented in proportion to their market value or market capitalization. Due to the equally-weighted nature of the Fund and the capitalization-weighted nature of the S&P 500 Index, the Fund will lag when mega- and large-cap stocks outperform mid-cap stocks.

    For the year, every sector contributed to the Fund’s absolute returns. The sectors that contributed the most to the Fund’s absolute performance were information technology (IT), industrials and financials. Relative to the S&P 500 Index, stock weightings in the health care sector and an overweight allocation to the industrials sector contributed to the Fund’s performance.

    The energy, utilities and materials sectors lagged other sectors although each sector delivered double-digit returns for the year. The Fund’s underweight allocation to the IT sector in general, and to specific stocks within the sector, was the largest detractor from its relative performance. Stock selection in the communication services sector also detracted from relative returns. In general, the Fund’s underweight exposure to megacap stocks and overweight exposure to

Portfolio Composition
By sector	% of total net assets

Information Technology	13.72%
Industrials	13.58
Financials	12.75
Consumer Discretionary	12.30
Health Care	11.93
Consumer Staples	6.52
Real Estate	6.14
Energy	5.74
Utilities	5.56
Materials	5.54
Communication Services	4.36
Money Market Funds Plus Other
Assets Less Liabilities	1.86

Top 10 Equity Holdings*
% of total net assets

1. Conagra Brands, Inc.	0.23%
2. Apache Corp.	0.23
3. Western Digital Corp.	0.23
4. Mosaic Co. (The)	0.22
5. Macy’s, Inc.	0.22
6. Corteva, Inc.	0.22
7. Advanced Micro Devices, Inc.	0.22

8. Concho Resources, Inc.	0.21
9. Live Nation Entertainment, Inc.	0.21
10. Noble Energy, Inc.	0.21

Total Net Assets	$279.4 million

Total Number of Holdings*	505

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2019.

Invesco V.I. Equally-Weighted S&P 500 Fund

mid-cap stocks were key detractors from relative performance.

    The most significant contributor to the Fund’s absolute results for the year was Advanced Micro Devices, which generated a 148% return. The largest detractor on an absolute and relative basis was PG&E, which declined over 70%. In January, Teleflex replaced PG&E in the S&P 500 Index. As such, we made the same adjustment to the Fund’s positioning before the close of the fiscal year.

    During the year, the largest contributors to the Fund’s performance versus the S&P 500 Index included underweight positions in Pfizer, Berkshire Hathaway, Exxon Mobil and Johnson & Johnson. The largest detractors from the Fund’s relative performance included underweight allocations to Apple, Microsoft, Facebook and JP Morgan Chase.

    Please note, the Fund’s strategy is principally implemented through equity investments, but the Fund may also use S&P 500 futures contracts, which are derivative instruments used to gain exposure to the equity market. During the year, the Fund invested in S&P 500 futures contracts, which generated a negative return and detracted from absolute performance. Derivatives can be a costeffective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We welcome new investors who joined the Fund during the year and thank you for your investment in Invesco V.I. Equally-Weighted S&P 500 Fund.

1 Source: US Federal Reserve

2 Source: Bureau of Economic Analysis

Portfolio managers:

Anthony Munchak

Glen Murphy

Francis Orlando

Daniel Tsai

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Equally-Weighted S&P 500 Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/19

Series I Shares
Inception (11/9/94)	10.78%
10 Years	13.08
5 Years	9.36
1 Year	28.79

Series II Shares
Inception (7/24/00)	8.90%
10 Years	12.80
5 Years	9.09
1 Year	28.46

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley V.I. Select Dimensions Equally-Weighted S&P 500 Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund (renamed Invesco V.I. Equally-Weighted S&P 500 Fund on April 30, 2012). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Equally-Weighted S&P 500 Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.31% and 0.56%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Equally-Weighted S&P 500 Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Equally-Weighted S&P 500 Fund

Invesco V.I. Equally-Weighted S&P 500 Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The S&P 500® Equal Weight Index is the equally weighted version of the S&P 500 Index, which is considered representative of the US stock market.
∎	The Lipper VUF Multi-Cap Core Funds Index is an unmanaged index considered representative of multicap core variable insurance underlying funds tracked by Lipper.
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

December 31, 2019

	Shares	Value
Common Stocks & Other Equity Interests-98.14%
Advertising-0.38%
Interpublic Group of Cos., Inc. (The)	23,381	$540,101

Omnicom Group, Inc.	6,562	531,653

		1,071,754

Aerospace & Defense-2.10%
Arconic, Inc.	17,013	523,490

Boeing Co. (The)	1,575	513,072

General Dynamics Corp.	3,006	530,108

Huntington Ingalls Industries, Inc.	2,142	537,385

L3Harris Technologies, Inc.	2,689	532,073

Lockheed Martin Corp.	1,392	542,017

Northrop Grumman Corp.	1,561	536,937

Raytheon Co.	2,476	544,076

Textron, Inc.	12,392	552,683

TransDigm Group, Inc.	934	523,040

United Technologies Corp.	3,612	540,933

		5,875,814

Agricultural & Farm Machinery-0.19%
Deere & Co.	3,129	542,131

Agricultural Products-0.20%
Archer-Daniels-Midland Co.	11,912	552,121

Air Freight & Logistics-0.76%
C.H. Robinson Worldwide, Inc.	7,034	550,059

Expeditors International of Washington, Inc.	7,071	551,680

FedEx Corp.	3,249	491,281

United Parcel Service, Inc., Class B	4,539	531,335

		2,124,355

Airlines-0.98%
Alaska Air Group, Inc.	7,987	541,119

American Airlines Group, Inc.(b)	19,594	561,956

Delta Air Lines, Inc.	9,491	555,034

Southwest Airlines Co.	9,944	536,777

United Airlines Holdings, Inc.(c)	6,147	541,489

		2,736,375

Alternative Carriers-0.19%
CenturyLink, Inc.	39,594	523,037

Apparel Retail-0.79%
Gap, Inc. (The)	32,262	570,392

L Brands, Inc.	30,422	551,247

Ross Stores, Inc.	4,662	542,750

TJX Cos., Inc. (The)	8,918	544,533

		2,208,922

	Shares	Value
Apparel, Accessories & Luxury Goods-1.39%
Capri Holdings Ltd.(c)	13,885	$529,713

Hanesbrands, Inc.	37,394	555,301

PVH Corp.	5,156	542,153

Ralph Lauren Corp.	4,605	539,798

Tapestry, Inc.	20,758	559,843

Under Armour, Inc., Class A(c)	14,208	306,893

Under Armour, Inc., Class C(c)	14,677	281,505

VF Corp.	5,780	576,035

		3,891,241

Application Software-1.57%
Adobe, Inc.(c)	1,693	558,368

ANSYS, Inc.(c)	2,119	545,452

Autodesk, Inc.(c)	3,000	550,380

Cadence Design Systems, Inc.(c)	7,897	547,736

Citrix Systems, Inc.	4,879	541,081

Intuit, Inc.	2,073	542,981

salesforce.com, inc.(c)	3,333	542,079

Synopsys, Inc.(c)	3,945	549,144

		4,377,221

Asset Management & Custody Banks-1.54%
Ameriprise Financial, Inc.	3,214	535,388

Bank of New York Mellon Corp. (The)	10,722	539,638

BlackRock, Inc.	1,079	542,413

Franklin Resources, Inc.	20,718	538,254

Invesco Ltd.(d)	30,560	549,469

Northern Trust Corp.	4,983	529,394

State Street Corp.	6,804	538,196

T. Rowe Price Group, Inc.	4,352	530,248

		4,303,000

Auto Parts & Equipment-0.39%
Aptiv PLC	5,750	546,078

BorgWarner, Inc.	12,293	533,270

		1,079,348

Automobile Manufacturers-0.39%
Ford Motor Co.	58,339	542,553

General Motors Co.	15,104	552,806

		1,095,359

Automotive Retail-0.75%
Advance Auto Parts, Inc.	3,469	555,595

AutoZone, Inc.(c)	435	518,220

CarMax, Inc.(c)	5,500	482,185

O’Reilly Automotive, Inc.(c)	1,219	534,239

		2,090,239

Biotechnology-1.53%
AbbVie, Inc.	6,129	542,662

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Biotechnology-(continued)
Alexion Pharmaceuticals, Inc.(c)	4,876	$527,339

Amgen, Inc.	2,273	547,952

Biogen, Inc.(c)	1,813	537,972

Gilead Sciences, Inc.	8,186	531,926

Incyte Corp.(c)	5,883	513,704

Regeneron Pharmaceuticals, Inc.(c)	1,430	536,936

Vertex Pharmaceuticals, Inc.(c)	2,458	538,179

		4,276,670

Brewers-0.20%
Molson Coors Beverage Co., Class B	10,597	571,178

Broadcasting-0.60%
Discovery, Inc., Class A(c)	5,475	179,252

Discovery, Inc., Class C(c)	12,021	366,520

Fox Corp., Class A	10,122	375,223

Fox Corp., Class B	4,636	168,750

ViacomCBS, Inc. , Class B	13,935	584,852

		1,674,597

Building Products-0.98%
A.O. Smith Corp.	11,574	551,385

Allegion PLC	4,377	545,112

Fortune Brands Home & Security, Inc.	8,272	540,493

Johnson Controls International PLC	13,315	542,054

Masco Corp.	11,454	549,677

		2,728,721

Cable & Satellite-0.60%
Charter Communications, Inc., Class A(c)	1,132	549,111

Comcast Corp., Class A	12,355	555,604

DISH Network Corp., Class A(c)	15,778	559,646

		1,664,361

Casinos & Gaming-0.59%
Las Vegas Sands Corp.	7,794	538,098

MGM Resorts International	16,441	546,992

Wynn Resorts Ltd.	4,148	576,033

		1,661,123

Commodity Chemicals-0.39%
Dow, Inc.	10,106	553,102

LyondellBasell Industries N.V., Class A	5,813	549,212

		1,102,314

Communications Equipment-0.99%
Arista Networks, Inc.(c)	2,790	567,486

Cisco Systems, Inc.	11,886	570,053

F5 Networks, Inc.(c)	3,866	539,887

Juniper Networks, Inc.	22,315	549,618

Motorola Solutions, Inc.	3,355	540,625

		2,767,669

Computer & Electronics Retail-0.20%
Best Buy Co., Inc.	6,349	557,442

	Shares	Value
Construction & Engineering-0.38%
Jacobs Engineering Group, Inc.	5,980	$537,184

Quanta Services, Inc.	13,113	533,830

		1,071,014

Construction Machinery & Heavy Trucks-0.77%
Caterpillar, Inc.	3,700	546,416

Cummins, Inc.	2,950	527,932

PACCAR, Inc.	6,565	519,292

Westinghouse Air Brake Technologies Corp.	7,164	557,359

		2,150,999

Construction Materials-0.39%
Martin Marietta Materials, Inc.	1,948	544,739

Vulcan Materials Co.	3,765	542,122

		1,086,861

Consumer Electronics-0.19%
Garmin Ltd.	5,526	539,117

Consumer Finance-0.76%
American Express Co.(b)	4,317	537,423

Capital One Financial Corp.	5,158	530,810

Discover Financial Services	6,211	526,817

Synchrony Financial	14,286	514,439

		2,109,489

Copper-0.20%
Freeport-McMoRan, Inc.	41,839	548,928

Data Processing & Outsourced Services-2.51%
Alliance Data Systems Corp.	4,892	548,882

Automatic Data Processing, Inc.	3,190	543,895

Broadridge Financial Solutions, Inc.	4,497	555,559

Fidelity National Information Services, Inc.	3,896	541,895

Fiserv, Inc.(c)	4,611	533,170

FleetCor Technologies, Inc.(c)	1,771	509,552

Global Payments, Inc.	3,008	549,140

Jack Henry & Associates, Inc.	3,691	537,668

Mastercard, Inc., Class A	1,818	542,837

Paychex, Inc.	6,342	539,451

PayPal Holdings, Inc.(c)	5,001	540,958

Visa, Inc., Class A	2,907	546,225

Western Union Co. (The)	19,775	529,575

		7,018,807

Department Stores-0.62%
Kohl’s Corp.	11,152	568,194

Macy’s, Inc.	35,472	603,024

Nordstrom, Inc.	14,030	574,248

		1,745,466

Distillers & Vintners-0.41%
Brown-Forman Corp., Class B	8,432	570,003

Constellation Brands, Inc., Class A	2,956	560,901

		1,130,904

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Distributors-0.39%
Genuine Parts Co.	5,120	$543,897

LKQ Corp.(c)	14,911	532,323

		1,076,220

Diversified Banks-0.98%
Bank of America Corp.	15,634	550,629

Citigroup, Inc.	7,048	563,065

JPMorgan Chase & Co.	3,935	548,539

U.S. Bancorp	8,933	529,638

Wells Fargo & Co.	10,010	538,538

		2,730,409

Diversified Chemicals-0.19%
Eastman Chemical Co.	6,858	543,565

Diversified Support Services-0.40%
Cintas Corp.	2,048	551,076

Copart, Inc.(c)	6,075	552,460

		1,103,536

Drug Retail-0.20%
Walgreens Boots Alliance, Inc.	9,346	551,040

Electric Utilities-2.78%
Alliant Energy Corp.	10,174	556,721

American Electric Power Co., Inc.	5,849	552,789

Duke Energy Corp.	5,975	544,980

Edison International	7,407	558,562

Entergy Corp.	4,560	546,288

Evergy, Inc.	8,579	558,407

Eversource Energy	6,620	563,163

Exelon Corp.	12,287	560,164

FirstEnergy Corp.	11,229	545,729

NextEra Energy, Inc.	2,271	549,945

Pinnacle West Capital Corp.	6,250	562,063

PPL Corp.	15,108	542,075

Southern Co. (The)	8,861	564,446

Xcel Energy, Inc.	8,648	549,062

		7,754,394

Electrical Components & Equipment-0.78%
AMETEK, Inc.	5,462	544,780

Eaton Corp. PLC	5,752	544,829

Emerson Electric Co.	7,087	540,455

Rockwell Automation, Inc.	2,645	536,062

		2,166,126

Electronic Components-0.39%
Amphenol Corp., Class A	5,025	543,856

Corning, Inc.	18,735	545,376

		1,089,232

Electronic Equipment & Instruments-0.56%
FLIR Systems, Inc.	10,127	527,313

Keysight Technologies, Inc.(c)	4,994	512,534

	Shares	Value
Electronic Equipment & Instruments-(continued)
Zebra Technologies Corp., Class A(c)	2,088	$533,359

		1,573,206

Electronic Manufacturing Services-0.39%
IPG Photonics Corp.(c)	3,723	539,537

TE Connectivity Ltd.	5,727	548,876

		1,088,413

Environmental & Facilities Services-0.58%
Republic Services, Inc.	6,039	541,276

Rollins, Inc.	16,341	541,867

Waste Management, Inc.	4,806	547,692

		1,630,835

Fertilizers & Agricultural Chemicals-0.84%
CF Industries Holdings, Inc.	11,928	569,443

Corteva, Inc.	20,327	600,866

FMC Corp.	5,428	541,823

Mosaic Co. (The)	28,903	625,461

		2,337,593

Financial Exchanges & Data-1.56%
Cboe Global Markets, Inc.	4,660	559,200

CME Group, Inc., Class A	2,631	528,094

Intercontinental Exchange, Inc.	5,858	542,158

MarketAxess Holdings, Inc.	1,439	545,539

Moody’s Corp.	2,289	543,432

MSCI, Inc.	2,069	534,175

Nasdaq, Inc.	5,153	551,886

S&P Global, Inc.	1,984	541,731

		4,346,215

Food Distributors-0.20%
Sysco Corp.	6,444	551,220

Food Retail-0.20%
Kroger Co. (The)	19,169	555,709

Footwear-0.20%
NIKE, Inc., Class B	5,506	557,813

Gas Utilities-0.20%
Atmos Energy Corp.	5,029	562,544

General Merchandise Stores-0.58%
Dollar General Corp.	3,482	543,122

Dollar Tree, Inc.(c)	5,752	540,976

Target Corp.	4,232	542,585

		1,626,683

Gold-0.20%
Newmont Goldcorp Corp.	13,040	566,588

Health Care Distributors-0.75%
AmerisourceBergen Corp.	6,345	539,452

Cardinal Health, Inc.	10,035	507,570

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Health Care Distributors-(continued)
Henry Schein, Inc.(c)	7,861	$524,486

McKesson Corp.	3,829	529,627

		2,101,135

Health Care Equipment-3.30%
Abbott Laboratories	6,247	542,614

ABIOMED, Inc.(c)	2,960	504,946

Baxter International, Inc.	6,412	536,171

Becton, Dickinson and Co.	2,003	544,756

Boston Scientific Corp.(c)	11,941	539,972

Danaher Corp.	3,620	555,598

Edwards Lifesciences Corp.(c)	2,307	538,200

Hologic, Inc.(c)	10,131	528,939

IDEXX Laboratories, Inc.(c)	2,128	555,685

Intuitive Surgical, Inc.(c)	928	548,587

Medtronic PLC	4,719	535,371

ResMed, Inc.	3,504	543,015

STERIS PLC	3,544	540,176

Stryker Corp.	2,652	556,761

Teleflex, Inc.	1,495	562,778

Varian Medical Systems, Inc.(c)	3,804	540,206

Zimmer Biomet Holdings, Inc.	3,629	543,189

		9,216,964

Health Care Facilities-0.39%
HCA Healthcare, Inc.	3,769	557,096

Universal Health Services, Inc., Class B	3,730	535,106

		1,092,202

Health Care REITs-0.61%
Healthpeak Properties, Inc.	16,697	575,546

Ventas, Inc.	9,701	560,136

Welltower, Inc.	6,844	559,702

		1,695,384

Health Care Services-0.99%
Cigna Corp.	2,835	579,729

CVS Health Corp.	7,317	543,580

DaVita, Inc.(c)	7,405	555,597

Laboratory Corp. of America Holdings(c)	3,231	546,589

Quest Diagnostics, Inc.	5,118	546,551

		2,772,046

Health Care Supplies-0.59%
Align Technology, Inc.(c)	2,023	564,498

Cooper Cos., Inc. (The)	1,696	544,908

DENTSPLY SIRONA, Inc.	9,550	540,434

		1,649,840

Health Care Technology-0.20%
Cerner Corp.	7,454	547,049

Home Furnishings-0.38%
Leggett & Platt, Inc.	10,616	539,611

	Shares	Value
Home Furnishings-(continued)
Mohawk Industries, Inc.(c)	3,903	$532,291

		1,071,902

Home Improvement Retail-0.39%
Home Depot, Inc. (The)	2,514	549,007

Lowe’s Cos., Inc.	4,566	546,824

		1,095,831

Homebuilding-0.75%
D.R. Horton, Inc.	9,823	518,163

Lennar Corp., Class A	9,235	515,221

NVR, Inc.(c)	141	536,986

PulteGroup, Inc.	13,335	517,398

		2,087,768

Hotel & Resort REITs-0.20%
Host Hotels & Resorts, Inc.	29,998	556,463

Hotels, Resorts & Cruise Lines-1.01%
Carnival Corp.	11,347	576,768

Hilton Worldwide Holdings, Inc.	5,022	556,990

Marriott International, Inc., Class A	3,684	557,868

Norwegian Cruise Line Holdings Ltd.(c)	9,652	563,773

Royal Caribbean Cruises Ltd.	4,285	572,091

		2,827,490

Household Appliances-0.19%
Whirlpool Corp.	3,627	535,091

Household Products-0.97%
Church & Dwight Co., Inc.	7,693	541,126

Clorox Co. (The)	3,549	544,913

Colgate-Palmolive Co.	7,838	539,568

Kimberly-Clark Corp.	3,960	544,698

Procter & Gamble Co. (The)	4,291	535,946

		2,706,251

Housewares & Specialties-0.19%
Newell Brands, Inc.	28,041	538,948

Human Resource & Employment Services-0.20%
Robert Half International, Inc.	8,735	551,615

Hypermarkets & Super Centers-0.38%
Costco Wholesale Corp.	1,844	541,988

Walmart, Inc.	4,476	531,928

		1,073,916

Independent Power Producers & Energy Traders-0.40%
AES Corp. (The)	28,460	566,354

NRG Energy, Inc.	13,677	543,661

		1,110,015

Industrial Conglomerates-0.78%
3M Co.	3,189	562,603

General Electric Co.	47,484	529,922

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Industrial Conglomerates-(continued)
Honeywell International, Inc.	3,037	$537,549

Roper Technologies, Inc.	1,535	543,743

		2,173,817

Industrial Gases-0.39%
Air Products and Chemicals, Inc.	2,328	547,057

Linde PLC (United Kingdom)	2,575	548,217

		1,095,274

Industrial Machinery-2.14%
Dover Corp.	4,737	545,987

Flowserve Corp.	11,122	553,542

Fortive Corp.	7,161	547,029

IDEX Corp.	3,216	553,152

Illinois Tool Works, Inc.	3,036	545,357

Ingersoll-Rand PLC	4,024	534,870

Parker-Hannifin Corp.	2,606	536,367

Pentair PLC	11,743	538,651

Snap-on, Inc.	3,159	535,135

Stanley Black & Decker, Inc.	3,271	542,135

Xylem, Inc.	6,928	545,857

		5,978,082

Industrial REITs-0.39%
Duke Realty Corp.	15,739	545,671

Prologis, Inc.	6,052	539,475

		1,085,146

Insurance Brokers-0.78%
Aon PLC	2,611	543,845

Arthur J. Gallagher & Co.	5,700	542,811

Marsh & McLennan Cos., Inc.	4,870	542,567

Willis Towers Watson PLC	2,691	543,420

		2,172,643

Integrated Oil & Gas-0.60%
Chevron Corp.	4,564	550,008

Exxon Mobil Corp.	7,777	542,679

Occidental Petroleum Corp.	14,279	588,437

		1,681,124

Integrated Telecommunication Services-0.39%
AT&T, Inc.	14,074	550,012

Verizon Communications, Inc.	8,854	543,635

		1,093,647

Interactive Home Entertainment-0.59%
Activision Blizzard, Inc.	9,151	543,753

Electronic Arts, Inc.(c)	5,149	553,569

Take-Two Interactive Software, Inc.(c)	4,419	541,018

		1,638,340

Interactive Media & Services-0.60%
Alphabet, Inc., Class A(c)	198	265,199

Alphabet, Inc., Class C(c)	200	267,404

	Shares	Value
Interactive Media & Services-(continued)
Facebook, Inc., Class A(c)	2,771	$568,748

Twitter, Inc.(c)	17,718	567,862

		1,669,213

Internet & Direct Marketing Retail-0.78%
Amazon.com, Inc.(c)	305	563,591

Booking Holdings, Inc.(c)	272	558,615

eBay, Inc.	15,176	548,005

Expedia Group, Inc.	4,775	516,369

		2,186,580

Internet Services & Infrastructure-0.39%
Akamai Technologies, Inc.(c)	6,357	549,118

VeriSign, Inc.(c)	2,811	541,623

		1,090,741

Investment Banking & Brokerage-0.96%
Charles Schwab Corp. (The)	10,780	512,697

E*TRADE Financial Corp.	11,925	541,037

Goldman Sachs Group, Inc. (The)	2,392	549,993

Morgan Stanley	10,717	547,853

Raymond James Financial, Inc.	5,949	532,197

		2,683,777

IT Consulting & Other Services-1.17%
Accenture PLC, Class A	2,604	548,324

Cognizant Technology Solutions Corp., Class A	8,735	541,745

DXC Technology Co.	14,351	539,454

Gartner, Inc.(c)	3,415	526,252

International Business Machines Corp.	4,012	537,768

Leidos Holdings, Inc.	5,862	573,831

		3,267,374

Leisure Products-0.20%
Hasbro, Inc.	5,181	547,165

Life & Health Insurance-1.34%
Aflac, Inc.	10,127	535,718

Globe Life, Inc.	5,097	536,459

Lincoln National Corp.	9,014	531,916

MetLife, Inc.	10,701	545,430

Principal Financial Group, Inc.	9,918	545,490

Prudential Financial, Inc.	5,719	536,099

Unum Group	17,747	517,503

		3,748,615

Life Sciences Tools & Services-1.38%
Agilent Technologies, Inc.	6,431	548,629

Illumina, Inc.(c)	1,657	549,693

IQVIA Holdings, Inc.(c)	3,717	574,314

Mettler-Toledo International, Inc.(c)	699	554,503

PerkinElmer, Inc.	5,704	553,858

Thermo Fisher Scientific, Inc.	1,679	545,457

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Life Sciences Tools & Services-(continued)
Waters Corp.(c)	2,299	$537,161

		3,863,615

Managed Health Care-1.02%
Anthem, Inc.	1,894	572,045

Centene Corp.(c)	9,330	586,577

Humana, Inc.	1,524	558,576

UnitedHealth Group, Inc.	1,885	554,152

WellCare Health Plans, Inc.(c)	1,722	568,622

		2,839,972

Metal & Glass Containers-0.20%
Ball Corp.	8,500	549,695

Motorcycle Manufacturers-0.19%
Harley-Davidson, Inc.	14,416	536,131

Movies & Entertainment-0.61%
Live Nation Entertainment, Inc.(c)	8,368	598,061

Netflix, Inc.(c)	1,803	583,397

Walt Disney Co. (The)	3,678	531,949

		1,713,407

Multi-line Insurance-0.58%
American International Group, Inc.	10,435	535,629

Assurant, Inc.	4,141	542,802

Hartford Financial Services Group, Inc. (The)	8,816	535,748

		1,614,179

Multi-Sector Holdings-0.19%
Berkshire Hathaway, Inc., Class B(c)	2,385	540,202

Multi-Utilities-1.98%
Ameren Corp.	7,177	551,194

CenterPoint Energy, Inc.	20,758	566,071

CMS Energy Corp.	8,828	554,751

Consolidated Edison, Inc.	6,130	554,581

Dominion Energy, Inc.	6,657	551,333

DTE Energy Co.	4,312	559,999

NiSource, Inc.	20,032	557,691

Public Service Enterprise Group, Inc.	9,196	543,024

Sempra Energy	3,602	545,631

WEC Energy Group, Inc.	6,037	556,792

		5,541,067

Office REITs-0.79%
Alexandria Real Estate Equities, Inc.	3,441	555,997

Boston Properties, Inc.	3,985	549,372

SL Green Realty Corp.	6,069	557,620

Vornado Realty Trust	8,257	549,090

		2,212,079

Oil & Gas Drilling-0.21%
Helmerich & Payne, Inc.	12,792	581,141

	Shares	Value
Oil & Gas Equipment & Services-1.01%
Baker Hughes Co., Class A	22,783	$583,928

Halliburton Co.	22,445	549,229

National Oilwell Varco, Inc.	22,594	565,980

Schlumberger Ltd.	13,766	553,393

TechnipFMC PLC (United Kingdom)	26,923	577,229

		2,829,759

Oil & Gas Exploration & Production-2.54%
Apache Corp.	25,221	645,405

Cabot Oil & Gas Corp.	33,445	582,277

Cimarex Energy Co.	11,201	587,941

Concho Resources, Inc.	6,837	598,716

ConocoPhillips	8,587	558,413

Devon Energy Corp.	22,932	595,544

Diamondback Energy, Inc.	6,327	587,525

EOG Resources, Inc.	7,132	597,376

Hess Corp.	8,639	577,172

Marathon Oil Corp.	42,332	574,869

Noble Energy, Inc.	24,060	597,650

Pioneer Natural Resources Co.	3,846	582,169

		7,085,057

Oil & Gas Refining & Marketing-0.78%
HollyFrontier Corp.	10,728	544,017

Marathon Petroleum Corp.	9,186	553,456

Phillips 66	4,765	530,869

Valero Energy Corp.	5,739	537,457

		2,165,799

Oil & Gas Storage & Transportation-0.60%
Kinder Morgan, Inc.	26,657	564,329

ONEOK, Inc.	7,359	556,855

Williams Cos., Inc. (The)	23,711	562,425

		1,683,609

Packaged Foods & Meats-2.40%
Campbell Soup Co.	11,288	557,853

Conagra Brands, Inc.	18,973	649,635

General Mills, Inc.	10,435	558,899

Hershey Co. (The)	3,659	537,800

Hormel Foods Corp.	11,943	538,749

JM Smucker Co. (The)	5,304	552,306

Kellogg Co.	8,127	562,063

Kraft Heinz Co. (The)	17,040	547,495

Lamb Weston Holdings, Inc.	6,401	550,678

McCormick & Co., Inc.	3,213	545,342

Mondelez International, Inc., Class A	10,114	557,079

Tyson Foods, Inc., Class A	6,120	557,165

		6,715,064

Paper Packaging-1.18%
Amcor PLC	50,992	552,753

Avery Dennison Corp.	4,142	541,856

International Paper Co.	11,614	534,825

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Paper Packaging-(continued)
Packaging Corp. of America	4,848	$542,928

Sealed Air Corp.	14,166	564,232

Westrock Co.	13,142	563,923

		3,300,517

Personal Products-0.39%
Coty, Inc., Class A	48,559	546,289

Estee Lauder Cos., Inc. (The), Class A	2,649	547,124

		1,093,413

Pharmaceuticals-1.78%
Allergan PLC	2,858	546,364

Bristol-Myers Squibb Co.	8,436	541,507

Eli Lilly and Co.	4,430	582,235

Johnson & Johnson	3,808	555,473

Merck & Co., Inc.	6,036	548,974

Mylan N.V.(c)	28,133	565,473

Perrigo Co. PLC	9,984	515,774

Pfizer, Inc.	14,023	549,421

Zoetis, Inc.	4,326	572,546

		4,977,767

Property & Casualty Insurance-1.36%
Allstate Corp. (The)	4,915	552,692

Chubb Ltd.	3,482	542,008

Cincinnati Financial Corp.	5,105	536,791

Loews Corp.	10,639	558,441

Progressive Corp. (The)	7,461	540,102

Travelers Cos., Inc. (The)	3,969	543,554

W.R. Berkley Corp.	7,740	534,834

		3,808,422

Publishing-0.20%
News Corp., Class A	29,945	423,422

News Corp., Class B	9,454	137,178

		560,600

Railroads-0.78%
CSX Corp.	7,398	535,319

Kansas City Southern	3,555	544,484

Norfolk Southern Corp.	2,846	552,494

Union Pacific Corp.	3,040	549,602

		2,181,899

Real Estate Services-0.20%
CBRE Group, Inc., Class A(c)	9,241	566,381

Regional Banks-2.52%
Citizens Financial Group, Inc.	13,421	545,027

Comerica, Inc.	7,485	537,049

Fifth Third Bancorp	17,386	534,446

First Republic Bank	4,686	550,371

Huntington Bancshares, Inc.	35,094	529,217

KeyCorp	26,843	543,302

M&T Bank Corp.	3,164	537,089

	Shares	Value
Regional Banks-(continued)
People’s United Financial, Inc.	32,340	$546,546

PNC Financial Services Group, Inc. (The)	3,394	541,784

Regions Financial Corp.	31,361	538,155

SVB Financial Group(c)	2,159	541,995

Truist Financial Corp.	9,611	541,291

Zions Bancorporation N.A.	10,527	546,562

		7,032,834

Reinsurance-0.19%
Everest Re Group Ltd.	1,959	542,330

Research & Consulting Services-0.78%
Equifax, Inc.	3,882	543,946

IHS Markit Ltd.(c)	7,218	543,876

Nielsen Holdings PLC	26,991	547,917

Verisk Analytics, Inc.	3,609	538,968

		2,174,707

Residential REITs-1.16%
Apartment Investment & Management Co., Class A	10,527	543,720

AvalonBay Communities, Inc.	2,580	541,026

Equity Residential	6,647	537,875
Essex Property Trust, Inc.	1,791	538,840

Mid-America Apartment Communities, Inc.	4,126	544,055

UDR, Inc.	11,639	543,541

		3,249,057

Restaurants-0.96%
Chipotle Mexican Grill, Inc.(c)	661	553,330

Darden Restaurants, Inc.	4,658	507,769

McDonald’s Corp.	2,730	539,475

Starbucks Corp.	6,072	533,850

Yum! Brands, Inc.	5,378	541,726

		2,676,150

Retail REITs-0.99%
Federal Realty Investment Trust	4,214	542,468

Kimco Realty Corp.	26,513	549,084

Realty Income Corp.	7,427	546,850

Regency Centers Corp.	8,839	557,653

Simon Property Group, Inc.	3,730	555,621

		2,751,676

Semiconductor Equipment-0.60%
Applied Materials, Inc.	8,993	548,933

KLA Corp.	3,143	559,988

Lam Research Corp.	1,909	558,192

		1,667,113

Semiconductors-2.59%
Advanced Micro Devices, Inc.(c)	13,084	600,032

Analog Devices, Inc.	4,543	539,890

Broadcom, Inc.	1,706	539,130

Intel Corp.	9,317	557,623

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Semiconductors-(continued)
Maxim Integrated Products, Inc.	9,035	$555,743

Microchip Technology, Inc.(e)	5,273	552,189

Micron Technology, Inc.(c)	10,517	565,604

NVIDIA Corp.	2,403	565,426

Qorvo, Inc.(c)	4,747	551,744

QUALCOMM, Inc.	6,130	540,850

Skyworks Solutions, Inc.	4,813	581,795

Texas Instruments, Inc.	4,251	545,361

Xilinx, Inc.	5,595	547,023

		7,242,410

Soft Drinks-0.58%
Coca-Cola Co. (The)	9,894	547,633

Monster Beverage Corp.(c)	8,655	550,025

PepsiCo., Inc.	3,903	533,423

		1,631,081

Specialized Consumer Services-0.19%
H&R Block, Inc.	22,922	538,209

Specialized REITs-1.81%
American Tower Corp.	2,533	582,134

Crown Castle International Corp.	4,058	576,845

Digital Realty Trust, Inc.	4,735	566,969

Equinix, Inc.	975	569,108

Extra Space Storage, Inc.	5,263	555,878

Iron Mountain, Inc.	17,045	543,224

Public Storage	2,620	557,955

SBA Communications Corp., Class A	2,286	550,903

Weyerhaeuser Co.	18,166	548,613

		5,051,629

Specialty Chemicals-1.37%
Albemarle Corp.	8,081	590,236

Celanese Corp.	4,325	532,494

DuPont de Nemours, Inc.	8,309	533,438

Ecolab, Inc.	2,901	559,864

International Flavors & Fragrances, Inc.(e)	4,016	518,144

PPG Industries, Inc.	4,048	540,367

Sherwin-Williams Co. (The)	940	548,528

		3,823,071

Specialty Stores-0.57%
Tiffany & Co.	4,027	538,209

Tractor Supply Co.	5,671	529,898

Ulta Beauty, Inc.(c)	2,123	537,416

		1,605,523

Steel-0.19%
Nucor Corp.	9,534	536,574

Systems Software-0.97%
Fortinet, Inc.(c)	5,096	544,049

Microsoft Corp.	3,484	549,427

NortonLifeLock, Inc.	20,710	528,519

	Shares	Value
Systems Software-(continued)
Oracle Corp.	9,877	$523,283

ServiceNow, Inc.(c)	1,972	556,735

		2,702,013

Technology Distributors-0.20%
CDW Corp.	3,908	558,219

Technology Hardware, Storage & Peripherals-1.39%
Apple, Inc.	1,956	574,379

Hewlett Packard Enterprise Co.	33,591	532,753

HP, Inc.	26,461	543,774

NetApp, Inc.	8,514	529,996

Seagate Technology PLC	9,118	542,521

Western Digital Corp.	9,916	629,369

Xerox Holdings Corp.	14,616	538,892

		3,891,684

Tobacco-0.39%
Altria Group, Inc.	10,735	535,784

Philip Morris International, Inc.	6,358	541,002

		1,076,786

Trading Companies & Distributors-0.59%
Fastenal Co.	14,541	537,290

United Rentals, Inc.(c)	3,308	551,675

W.W. Grainger, Inc.	1,619	548,064

		1,637,029

Trucking-0.39%
J.B. Hunt Transport Services, Inc.	4,764	556,340

Old Dominion Freight Line, Inc.	2,877	545,997

		1,102,337

Water Utilities-0.20%
American Water Works Co., Inc.	4,517	554,913

Wireless Telecommunication Services-0.20%
T-Mobile US, Inc.(c)	7,134	559,448

Total Common Stocks & Other Equity Interests (Cost $177,509,755)		274,193,934

Money Market Funds-1.76%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(f)	1,740,175	1,740,175

Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(f)	1,182,742	1,183,097

Invesco Treasury Portfolio, Institutional Class, 1.49%(f)	1,988,772	1,988,772

Total Money Market Funds (Cost $4,912,013)		4,912,044

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.90% (Cost $182,421,768)		279,105,978

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.34%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(f)(g)	716,421	$716,421

Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(f)(g)	239,664	239,736

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $956,157)		956,157

TOTAL INVESTMENTS IN SECURITIES–100.24% (Cost $183,377,925)		280,062,135

OTHER ASSETS LESS LIABILITIES–(0.24)%		(678,017)

NET ASSETS–100.00%		$279,384,118

Investment Abbreviations:

REIT	- Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(c)	Non-income producing security.
(d)

The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended December 31, 2019.

	Value December 31, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2019	Dividend Income

Invesco Ltd.	$524,213	$193,810	$(216,034)	$176,525	$(129,045)	$549,469	$29,399

(e)	All or a portion of this security was out on loan at December 31, 2019.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation

Equity Risk

E-Mini S&P 500 Index	32	March-2020	$5,169,760	$94,045	$94,045

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in securities, at value (Cost $ 176,928,164)*	$273,644,465

Investments in affiliates, at value (Cost $ 6,449,761)	6,417,670

Other investments: Variation margin receivable – futures contracts	12,333

Cash	2,206

Receivable for:
Fund shares sold	166,395

Dividends	420,134

Investment for trustee deferred compensation and retirement plans	40,785

Total assets	280,703,988

Liabilities:
Payable for:
Fund shares reacquired	4,251

Collateral upon return of securities loaned	956,157

Accrued fees to affiliates	233,228

Accrued other operating expenses	82,423

Trustee deferred compensation and retirement plans	43,811

Total liabilities	1,319,870

Net assets applicable to shares outstanding	$279,384,118

Net assets consist of:
Shares of beneficial interest	$176,665,177

Distributable earnings	102,718,941

$279,384,118

Net Assets:
Series I	$31,326,840

Series II	$248,057,278

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	1,414,953

Series II	11,560,842

Series I:
Net asset value per share	$22.14

Series II:
Net asset value per share	$21.46

*	At December 31, 2019, securities with an aggregate value of $933,345 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2019

Investment income:
Dividends	$4,830,277

Dividends from affiliates (includes securities lending income of $2,138)	126,085

Total investment income	4,956,362

Expenses:
Advisory fees	288,739

Administrative services fees	364,389

Custodian fees	24,363

Distribution fees - Series II	507,438

Transfer agent fees	5,029

Trustees’ and officers’ fees and benefits	21,808

Licensing fees	47,069

Reports to shareholders	11,699

Professional services fees	52,009

Taxes	57

Other	34,928

Total expenses	1,357,528

Less: Fees waived	(5,165)

Net expenses	1,352,363

Net investment income	3,603,999

Realized and unrealized gain from:
Net realized gain from:
Investment securities	3,584,722

Futures contracts	1,012,481

4,597,203

Change in net unrealized appreciation of:

Investment securities	55,373,344

Futures contracts	89,463

55,462,807

Net realized and unrealized gain	60,060,010

Net increase in net assets resulting from operations	$63,664,009

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018

Operations:
Net investment income	$3,603,999	$3,868,575

Net realized gain	4,597,203	4,032,717

Change in net unrealized appreciation (depreciation)	55,462,807	(31,117,348)

Net increase (decrease) in net assets resulting from operations	63,664,009	(23,216,056)

Distributions to shareholders from distributable earnings:
Series I	(984,182)	(3,643,484)

Series II	(7,440,206)	(4,379,437)

Total distributions from distributable earnings	(8,424,388)	(8,022,921)

Share transactions-net:
Series I	(92,725,236)	(5,211,678)

Series II	57,543,221	50,915,126

Net increase (decrease) in net assets resulting from share transactions	(35,182,015)	45,703,448

Net increase in net assets	20,057,606	14,464,471

Net assets:
Beginning of year	259,326,512	244,862,041

End of year	$279,384,118	$259,326,512

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/19	$17.80	$0.34	$4.73	$5.07	$(0.35)	$(0.38)	$(0.73)	$22.14	28.79%	$31,327	0.35	%(d)	0.35	%(d)	1.71	%(d)	39%
Year ended 12/31/18	19.88	0.32	(1.80)	(1.48)	(0.23)	(0.37)	(0.60)	17.80	(7.87)	109,414	0.31		0.31		1.61		24
Year ended 12/31/17	17.24	0.29	2.87	3.16	(0.15)	(0.37)	(0.52)	19.88	18.58	127,462	0.32		0.32		1.55		22
Year ended 12/31/16	15.81	0.26	1.96	2.22	(0.10)	(0.69)	(0.79)	17.24	14.24	114,202	0.39		0.39		1.56		22
Year ended 12/31/15	19.98	0.26	(0.94)	(0.68)	(0.28)	(3.21)	(3.49)	15.81	(2.68)	27,974	0.55		0.55		1.38		25
Series II
Year ended 12/31/19	17.29	0.29	4.57	4.86	(0.31)	(0.38)	(0.69)	21.46	28.46	248,057	0.60	(d)	0.60	(d)	1.46	(d)	39
Year ended 12/31/18	19.35	0.26	(1.74)	(1.48)	(0.21)	(0.37)	(0.58)	17.29	(8.11)	149,913	0.56		0.56		1.36		24
Year ended 12/31/17	16.82	0.24	2.79	3.03	(0.13)	(0.37)	(0.50)	19.35	18.26	117,400	0.57		0.57		1.30		22
Year ended 12/31/16	15.44	0.21	1.93	2.14	(0.07)	(0.69)	(0.76)	16.82	14.01	48,936	0.64		0.64		1.31		22
Year ended 12/31/15	19.60	0.21	(0.92)	(0.71)	(0.24)	(3.21)	(3.45)	15.44	(2.92)	38,643	0.80		0.80		1.13		25

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $37,777 and $202,839 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco V.I. Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Invesco V.I. Equally-Weighted S&P 500 Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security.

Invesco V.I. Equally-Weighted S&P 500 Fund

Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.120%

Over $2 billion	0.100%

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.12%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $5,165.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to

Invesco V.I. Equally-Weighted S&P 500 Fund

inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $32,253 for accounting and fund administrative services and was reimbursed $332,136 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$274,193,934	$—	$—	$274,193,934

Money Market Funds	5,868,201	—	—	5,868,201

Total Investments in Securities	280,062,135	—	—	280,062,135

Other Investments - Assets*

Futures Contracts	94,045	—	—	94,045

Total Investments	$280,156,180	$—	$—	$280,156,180

*	Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Invesco V.I. Equally-Weighted S&P 500 Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2019:

Value
Derivative Assets	Equity Risk

Unrealized appreciation on futures contracts – Exchange-Traded	$94,045

Derivatives not subject to master netting agreements	(94,045)

Total Derivative Assets subject to master netting agreements	$-

Effect of Derivative Investments for the year ended December 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Equity Risk

Realized Gain:
Futures contracts	$1,012,481

Change in Net Unrealized Appreciation:
Futures contracts	89,463

Total	$1,101,944

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$4,175,133

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018

Ordinary income	$5,190,383	$5,428,590

Long-term capital gain	3,234,005	2,594,331

Total distributions	$8,424,388	$8,022,921

Invesco V.I. Equally-Weighted S&P 500 Fund

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$3,615,913

Undistributed long-term capital gain	4,504,643

Net unrealized appreciation – investments	94,631,185

Temporary book/tax differences	(32,800)

Shares of beneficial interest	176,665,177

Total net assets	$279,384,118

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $93,434,767 and $132,448,545, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$97,256,399

Aggregate unrealized (depreciation) of investments	(2,625,214)

Net unrealized appreciation of investments	$94,631,185

Cost of investments for tax purposes is $185,524,995.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of fair fund settlements and return of capital, on December 31, 2019, undistributed net investment income was increased by $13,240, undistributed net realized gain was decreased by $9,692 and shares of beneficial interest was decreased by $3,548. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity
	Year ended December 31, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	284,241	$5,873,493	424,677	$8,542,209

Series II	3,153,361	62,882,016	3,056,048	59,434,939

Issued as reinvestment of dividends:
Series I	47,845	984,182	174,246	3,643,484

Series II	373,130	7,440,206	215,418	4,379,437

Invesco V.I. Equally-Weighted S&P 500 Fund

	Summary of Share Activity

	Year ended December 31, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount

Reacquired:
Series I	(5,064,768)	$(99,582,911)	(863,544)	$(17,397,371)

Series II	(637,753)	(12,779,001)	(667,704)	(12,899,250)

Net increase (decrease) in share activity	(1,843,944)	$(35,182,015)	2,339,141	$45,703,448

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 88% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Equally-Weighted S&P 500 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Equally-Weighted S&P 500 Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,082.90	$1.79	$1,023.49	$1.73	0.35%
Series II	1,000.00	1,081.80	3.15	1,022.18	3.06	0.60

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Equally-Weighted S&P 500 Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Long-term Capital Gain Distribution	$3,234,005
Corporate Dividends Received Deduction*	80.82%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. -1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis -1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Equally-Weighted S&P 500 Fund

Annual Report to Shareholders	December 31, 2019
Invesco V.I. Equity and Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VIEQI-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended December 31, 2019, Series I shares of V.I. Invesco Equity and Income Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Value Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes Total returns, 12/31/18 to 12/31/19, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	20.37%
Series II Shares	20.01
Russell 1000 Value Index▼ (Broad Market Index)	26.54
Bloomberg Barclays U.S. Government/Credit Index▼ (Style-Specific Index)	9.71
Lipper VUF Mixed-Asset Target Allocation Growth Funds Index∎ (Peer Group Index)	20.66
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Equity markets rallied in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and indication that the US Federal Reserve (the Fed) would not raise interest rates in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019.1 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. Risk assets surged higher as a result of a delay in the Brexit agreement until January 2020, optimism that phase one of the US-China trade deal would be completed and better-than-expected third-quarter corporate earnings results. The US economy rose higher than expected, at 2.1% during the third quarter of 2019.2 During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

All sectors within the Russell 1000 Value Index had positive returns for the year, and except for energy, all had double digit returns, with information technology and industrials posting the strongest gains.

Security selection in the financials sector was the largest contributor to the Fund’s performance relative to the Russell 1000 Value Index for the year. Several key relative contributors for the year were concentrated in the banking industry, including Citigroup, Citizens Financial, PNC Financials and Bank of America. Following a sharp selloff in the fourth quarter of 2018, banks rebounded in the first quarter of 2019, and performed well throughout 2019 as revenues have generally improved and companies continue to return capital to shareholders through stock buybacks (reducing outstanding shares) and increased dividends.

Good stock selection in the health care, communication services and consumer staples sectors also contributed to the Fund’s performance relative to the Russell 1000 Value Index. Within the health care sector, the Fund’s holdings in Celgene and Pfizer were strong contributors. During the year, Celgene was acquired by Bristol Meyers Squibb (also a Fund holding) at a significant premium, and shares of the acquisition target rose sharply following the announcement. We sold Celgene after the bid was announced, and the deal ultimately closed

Portfolio Composition
By security type	% of total net assets

Common Stocks & Other Equity Interests	61.11%
U.S. Dollar Denominated Bonds & Notes	21.99
U.S. Treasury Securities	11.93
Security Types Each Less Than 1% of Portfolio	0.65
Money Market Funds Plus Other Assets Less Liabilities	4.32

Top 10 Equity Holdings*
% of total net assets

1. Johnson & Johnson	2.25%
2. Bank of America Corp.	2.19
3. Philip Morris International, Inc.	2.02
4. Citigroup, Inc.	1.98
5. American International Group, Inc.	1.83
6. General Motors Co.	1.67
7. Morgan Stanley	1.65
8. PNC Financial Services Group, Inc. (The)	1.61
9. General Dynamics Corp.	1.38
10. Carnival Corp.	1.34

Total Net Assets	$1.3 billion

Total Number of Holdings*	351

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2019.

Invesco V.I. Equity and Income Fund

in November. At the close of the year, we maintained our holding in Bristol Meyers.

Charter Communications was a key absolute and relative contributor (versus the Russell 1000 Value Index) in the communication services sector during the year. The company reported strong revenues during the year as the company focused on adding broadband subscribers to drive future growth. At the close of the year, we maintained our position in the company.

Within the consumer staples sector, Mondelez was a strong absolute and relative contributor (versus the Russell 1000 Value Index) to Fund performance for the year. The company has made progress on its plan to increase profitability, with revenues and earnings growth accelerating during the year. Additionally, the fund’s lack of exposure to Walgreens Boots Alliance (an underperforming component of the Russell 1000 Value Index) contributed to relative Fund performance.

Given the strong equity market, the Fund’s allocation to cash, although averaging less than 5% for the year, was the Fund’s largest relative detractor compared to the Russell 1000 Value Index.

Security selection in the consumer discretionary sector also detracted from the Fund’s relative performance compared to the Russell 1000 Value Index during the year, due largely to Capri Holdings and Carnival. Capri Holdings suffered as its Michael Kors brand witnessed declining sales, and reduced its 2020 outlook. However, the company’s Jimmy Choo and Versace brands have shown improvement, and the company is focusing more on accessories which we believe should help boost margins. Shares of cruise operator Carnival declined in June after the company reported a decline in profits and a weaker outlook for the remainder of 2019.

The materials and information technology sectors also detracted from the Fund’s relative return versus the Russell 1000 Value Index. Within the materials sector, this was due largely to The Mosaic Company, a potash and phosphate supplier which announced plans to reduce phosphate production, an intended long-term benefit that has the potential to negatively affect short-term earnings. We liquidated our position in The Mosaic Company during the year.

The Fund uses high grade bonds as a source of income and to dampen return volatility. While bonds fared well on an absolute basis during the year, the bond portion of the Fund’s portfolio underperformed the Russell 1000 Value Index. Similarly, the Fund’s allocation to convertible securities, while positive, underperformed the Russell 1000 Value Index, detracting from the Fund’s relative returns.

The Fund held currency forward contracts during the year for the purpose of hedging currency exposure of non-US-based companies held in the Fund. These derivatives were not for speculative purposes or leverage, and these positions had a small negative impact on the Fund’s performance relative to the Russell 1000 Value Index for the year.

During the year, within the equity portion of the Fund, we reduced the Fund’s relative overweight exposures to the financials and energy sectors, and increased exposures to the consumer staples, communication services and materials sectors. At the end of the year, the Fund’s largest equity overweight exposures relative to the style-specific benchmark were in the information technology, health care and financials sectors, while the largest underweight exposures were in the real estate, utilities and communication services sectors.

As always, we thank you for your investment in Invesco V.I. Equity and Income Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: Bureau of Economic Analysis

Portfolio managers:

Chuck Burge

Brian Jurkash - Lead

Sergio Marcheli

Matthew Titus - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Equity and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/19

Series I Shares
10 Years	8.75%
5 Years	6.35
1 Year	20.37
Series II Shares
Inception (4/30/03)	7.82%
10 Years	8.53
5 Years	6.07
1 Year	20.01

Effective June 1, 2010, Class II shares of the predecessor fund, Universal Institutional Funds Equity and Income Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series II shares of Invesco Van Kampen V.I. Equity and Income Fund (renamed Invesco V.I. Equity and Income Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series II shares are blended returns of the predecessor fund and Invesco V.I. Equity and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

Series I shares incepted on June 1, 2010. Series I shares performance shown prior to that date is that of the predecessor fund’s Class II shares and includes the 12b-1 fees applicable to the predecessor fund’s Class II shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.55% and 0.80%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.56% and 0.81%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. Equity and Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.

Invesco V.I. Equity and Income Fund

Invesco V.I. Equity and Income Fund’s investment objectives are both capital appreciation and current income.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Bloomberg Barclays U.S. Government/Credit Index is a broad-based benchmark that includes investment-grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

∎

The Lipper VUF Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth variable insurance underlying funds tracked by Lipper.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
∎

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Equity and Income Fund

Schedule of Investments(a)

December 31, 2019

	Shares	Value

Common Stocks & Other Equity Interests–61.11%

Aerospace & Defense–1.38%
General Dynamics Corp.	100,864	$ 17,787,366

Apparel, Accessories & Luxury Goods–1.19%
Capri Holdings Ltd.(b)	401,127	15,302,995

Automobile Manufacturers–1.67%
General Motors Co.	586,873	21,479,552

Building Products–0.88%
Johnson Controls International PLC	278,714	11,346,447

Cable & Satellite–1.73%
Charter Communications, Inc., Class A(b)	25,859	12,543,684
Comcast Corp., Class A	217,051	9,760,783
		22,304,467

Commodity Chemicals–0.60%
Dow, Inc.	141,587	7,749,057

Communications Equipment–0.62%
Cisco Systems, Inc.	167,161	8,017,042
Diversified Banks–5.99%
Bank of America Corp.	799,871	28,171,457
Citigroup, Inc.	318,178	25,419,241
JPMorgan Chase & Co.	99,753	13,905,568
Wells Fargo & Co.	176,549	9,498,336
		76,994,602

Electric Utilities–1.36%
Duke Energy Corp.	59,193	5,398,993
Exelon Corp.	138,152	6,298,350
FirstEnergy Corp.	120,637	5,862,958
		17,560,301

Fertilizers & Agricultural Chemicals–1.46%
Corteva, Inc.	454,148	13,424,615
Nutrien Ltd. (Canada)	113,016	5,414,596
		18,839,211

Food Distributors–1.07%
US Foods Holding Corp.(b)	328,650	13,767,149

Health Care Distributors–0.82%
McKesson Corp.	76,685	10,607,069

Health Care Equipment–1.62%
Medtronic PLC	87,154	9,887,621
Zimmer Biomet Holdings, Inc.	73,498	11,001,181
		20,888,802

	Shares	Value

Health Care Services–1.01%
CVS Health Corp.	174,059	$ 12,930,843

Health Care Supplies–0.38%
Alcon, Inc. (Switzerland)(b)	87,053	4,931,527

Home Improvement Retail–0.52%
Kingfisher PLC (United Kingdom)	2,323,863	6,739,349

Hotels, Resorts & Cruise Lines–1.34%
Carnival Corp.	339,203	17,241,689

Industrial Machinery–0.98%
Ingersoll-Rand PLC	94,450	12,554,294

Insurance Brokers–0.95%
Willis Towers Watson PLC	60,277	12,172,337

Integrated Oil & Gas–3.10%
BP PLC (United Kingdom)	2,011,410	12,626,317
Chevron Corp.	103,448	12,466,518
Royal Dutch Shell PLC, Class A (United Kingdom)	495,149	14,718,055
		39,810,890

Internet & Direct Marketing Retail–0.80%
eBay, Inc.	283,600	10,240,796

Investment Banking & Brokerage–2.96%
Goldman Sachs Group, Inc. (The)	73,311	16,856,398
Morgan Stanley	414,457	21,187,042
		38,043,440

IT Consulting & Other Services–0.98%
Cognizant Technology Solutions Corp., Class A	202,482	12,557,934

Managed Health Care–0.77%
Anthem, Inc.	32,607	9,848,292

Multi-line Insurance–1.83%
American International Group, Inc.	458,002	23,509,243

Oil & Gas Equipment & Services–0.75%
TechnipFMC PLC (United Kingdom)	453,157	9,715,686

Oil & Gas Exploration & Production–2.41%
Canadian Natural Resources Ltd. (Canada)	274,064	8,864,262
Devon Energy Corp.	420,393	10,917,606
Marathon Oil Corp.	826,837	11,228,447
		31,010,315

Other Diversified Financial Services–1.31%
AXA Equitable Holdings, Inc.	277,318	6,871,940

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Shares	Value
Other Diversified Financial Services–(continued)
Voya Financial, Inc.	163,014	$9,940,594
		16,812,534

Packaged Foods & Meats–1.89%
Kellogg Co.	124,701	8,624,321
Mondelez International, Inc., Class A	284,544	15,672,684
		24,297,005

Pharmaceuticals–5.35%
Bristol-Myers Squibb Co.	238,800	15,328,572
GlaxoSmithKline PLC (United Kingdom)	260,427	6,126,752
Johnson & Johnson	198,749	28,991,517
Pfizer, Inc.	190,416	7,460,499
Sanofi (France)	108,274	10,874,735
		68,782,075

Railroads–0.98%
CSX Corp.	173,611	12,562,492

Regional Banks–4.03%
Citizens Financial Group, Inc.	404,234	16,415,943
PNC Financial Services Group, Inc. (The)	129,538	20,678,151
Truist Financial Corp.	262,174	14,765,639
		51,859,733

Semiconductors–2.82%
Intel Corp.	255,953	15,318,787
NXP Semiconductors N.V. (Netherlands)	68,753	8,749,507
QUALCOMM, Inc.	137,761	12,154,653
		36,222,947

Specialty Chemicals–0.52%
DuPont de Nemours, Inc.	104,467	6,706,781

Systems Software–1.16%
Oracle Corp.	281,456	14,911,539

Technology Hardware, Storage & Peripherals–1.06%
Apple, Inc.	46,374	13,617,725

Tobacco–2.02%
Philip Morris International, Inc.	305,447	25,990,485

Wireless Telecommunication Services–0.80%
Vodafone Group PLC (United Kingdom)	5,276,147	10,242,964
Total Common Stocks & Other Equity Interests (Cost $601,389,474)		785,956,975

	Principal Amount
U.S. Dollar Denominated Bonds & Notes–21.99%

Aerospace & Defense–0.39%
BAE Systems Holdings, Inc. (United Kingdom), 2.85%, 12/15/2020(c)	$262,000	263,805
General Dynamics Corp., 2.88%, 05/11/2020	397,000	398,403

	Principal Amount	Value
Aerospace & Defense–(continued)
Northrop Grumman Corp., 2.08%, 10/15/2020	$1,278,000	$ 1,279,522
Precision Castparts Corp., 2.50%, 01/15/2023	333,000	339,023
Raytheon Co., 3.13%, 10/15/2020	2,375,000	2,398,030
United Technologies Corp., 4.45%, 11/16/2038	299,000	353,791
		5,032,574

Agricultural & Farm Machinery–0.09%
Deere & Co., 2.60%, 06/08/2022	1,161,000	1,182,675

Agricultural Products–0.02%
Ingredion, Inc., 6.63%, 04/15/2037	232,000	294,845

Air Freight & Logistics–0.12%
FedEx Corp., 4.90%, 01/15/2034	402,000	458,872
5.10%, 01/15/2044	828,000	907,735
United Parcel Service, Inc., 3.40%, 11/15/2046	236,000	235,433
		1,602,040

Airlines–0.13%
American Airlines Pass Through Trust, Series 2014-1, Class A, 3.70%, 04/01/2028	297,877	313,919
Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.75%, 01/12/2021	122,032	124,667

Series 2012-1, Class A, 4.15%, 04/11/2024	316,236	332,682
United Airlines Pass Through Trust, Series 2014-2, Class A, 3.75%, 09/03/2026	384,480	405,936
Series 2018-1, Class AA, 3.50%, 03/01/2030	474,116	488,916
		1,666,120

Alternative Carriers–0.23%
GCI Liberty, Inc., Conv., 1.75%, 10/05/2023(c)(d)	2,143,000	2,960,555

Application Software–0.61%
Nuance Communications, Inc., Conv., 1.00%, 12/15/2022(d)	2,458,000	2,481,041
1.25%, 04/01/2025	1,558,000	1,738,420
RealPage, Inc., Conv., 1.50%, 11/15/2022	628,000	876,845
Workday, Inc., Conv., 0.25%, 10/01/2022	2,173,000	2,786,719
		7,883,025

Asset Management & Custody Banks–0.29%
Apollo Management Holdings L.P., 4.00%, 05/30/2024(c)	2,715,000	2,875,367

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value

Asset Management & Custody Banks–(continued)
Brookfield Asset Management, Inc. (Canada), 4.00%, 01/15/2025	$420,000	$ 451,663
Carlyle Holdings Finance LLC, 3.88%, 02/01/2023(c)	98,000	101,278
KKR Group Finance Co. III LLC, 5.13%, 06/01/2044(c)	287,000	339,491
		3,767,799

Automobile Manufacturers–0.28%
Daimler Finance North America LLC (Germany), 2.25%, 03/02/2020(c)	1,230,000	1,230,335
Ford Motor Credit Co. LLC, 3.10%, 05/04/2023	267,000	266,801
3.81%, 01/09/2024	445,000	451,745
4.13%, 08/04/2025	687,000	696,515
General Motors Co., 6.60%, 04/01/2036	361,000	425,900
General Motors Financial Co., Inc., 5.25%, 03/01/2026	459,000	509,748
		3,581,044

Automotive Retail–0.05%
Advance Auto Parts, Inc., 4.50%, 12/01/2023	602,000	645,188

Biotechnology–0.71%
AbbVie, Inc., 4.50%, 05/14/2035	656,000	743,575
4.05%, 11/21/2039(c)	1,288,000	1,365,789
BioMarin Pharmaceutical, Inc., Conv., 1.50%, 10/15/2020	2,172,000	2,364,888
Gilead Sciences, Inc., 2.55%, 09/01/2020	1,643,000	1,650,167
4.40%, 12/01/2021	448,000	467,474
Neurocrine Biosciences, Inc., Conv., 2.25%, 05/15/2024	1,685,000	2,588,644
		9,180,537

Brewers–0.28%
Anheuser-Busch Cos. LLC/Anheuser- Busch InBev Worldwide, Inc. (Belgium), 4.70%, 02/01/2036	914,000	1,055,783
4.90%, 02/01/2046	1,021,000	1,209,342
Heineken N.V. (Netherlands), 3.50%, 01/29/2028(c)	910,000	964,128
Molson Coors Beverage Co., 4.20%, 07/15/2046	361,000	359,885
		3,589,138

Broadcasting–0.70%
Liberty Media Corp., Conv., 2.25%, 10/05/2021(d)	1,399,000	812,108
1.38%, 10/15/2023	5,513,000	7,432,075

	Principal Amount	Value
Broadcasting–(continued)
Liberty Formula One, Conv., 1.00%, 01/30/2023	$520,000	$693,005
		8,937,188

Cable & Satellite–1.31%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.46%, 07/23/2022	969,000	1,018,417
Comcast Corp., 4.15%, 10/15/2028	905,000	1,018,836
6.45%, 03/15/2037	278,000	393,080
3.90%, 03/01/2038	746,000	825,826
4.60%, 10/15/2038	364,000	433,681
Discovery Communications LLC, 2.80%, 06/15/2020	3,195,000	3,203,503
DISH Network Corp., Conv., 3.38%, 08/15/2026	7,388,000	7,124,987
Liberty Latin America Ltd. (Chile), Conv., 2.00%, 07/15/2024(c)	2,431,000	2,610,286
NBCUniversal Media LLC, 5.95%, 04/01/2041	197,000	270,928
		16,899,544

Commodity Chemicals–0.07%
LYB Finance Co. B.V. (Netherlands), 8.10%, 03/15/2027(c)	678,000	867,147

Communications Equipment–0.39%
Finisar Corp., Conv., 0.50%, 12/15/2021(d)	1,013,000	1,011,987
Viavi Solutions, Inc., Conv., 1.75%, 06/01/2023	1,295,000	1,631,632
1.00%, 03/01/2024	1,806,000	2,334,243
		4,977,862

Consumer Finance–0.15%
American Express Co., 3.63%, 12/05/2024	306,000	323,432
Capital One Financial Corp., 3.20%, 01/30/2023	943,000	969,567
Synchrony Financial, 3.95%, 12/01/2027	546,000	573,702
		1,866,701

Data Processing & Outsourced Services–0.17%
Euronet Worldwide, Inc., Conv., 0.75%, 03/15/2025(c)(d)	554,000	662,188
Fiserv, Inc., 3.80%, 10/01/2023	1,397,000	1,475,551
		2,137,739

Diversified Banks–2.25%
ANZ New Zealand (Int’l) Ltd. (New Zealand), 2.88%, 01/25/2022(c)	350,000	355,715

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value

Diversified Banks–(continued)
Australia & New Zealand Banking Group Ltd. (Australia), 2.70%, 11/16/2020	$2,690,000	$ 2,709,956
2.30%, 06/01/2021	713,000	716,875
Bank of America Corp., 3.25%, 10/21/2027	515,000	536,692
BBVA Bancomer S.A. (Mexico), 4.38%, 04/10/2024(c)	700,000	746,672
Citigroup, Inc., 3.67%, (3 mo. USD LIBOR + 1.39%), 07/24/2028(e)	496,000	528,566
6.68%, 09/13/2043	741,000	1,084,039
5.30%, 05/06/2044	228,000	291,019
4.75%, 05/18/2046	341,000	409,231
Commonwealth Bank of Australia (Australia), 2.25%, 03/10/2020(c)	987,000	987,583
Discover Bank, 3.35%, 02/06/2023	1,500,000	1,548,257
HSBC Holdings PLC (United Kingdom), 2.63% (3 mo. USD LIBOR + 1.14%), 11/07/2025(e)	1,775,000	1,781,613
JPMorgan Chase & Co., Series V, 5.23%(f)	582,000	587,092
4.50%, 01/24/2022	74,000	77,699
3.20%, 06/15/2026	379,000	395,892
3.51%, (3 mo. USD LIBOR + 0.95%), 01/23/2029(e)	1,043,000	1,108,061
4.26%, (3 mo. USD LIBOR + 1.58%), 02/22/2048(e)	479,000	567,772
3.90%, (3 mo. USD LIBOR + 1.22%), 01/23/2049(e)	1,043,000	1,171,863
Mizuho Financial Group Cayman 3 Ltd. (Japan), 4.60%, 03/27/2024(c)	200,000	213,688
National Australia Bank Ltd. (Australia), 1.88%, 07/12/2021	945,000	944,659
SMBC Aviation Capital Finance DAC (Ireland), 2.65%, 07/15/2021(c)	315,000	317,217
Societe Generale S.A. (France), 2.63%, 09/16/2020(c)	890,000	893,933
5.00%, 01/17/2024(c)	735,000	792,598
Standard Chartered PLC (United Kingdom), 3.05%, 01/15/2021(c)	680,000	685,699
Sumitomo Mitsui Banking Corp. (Japan), 2.65%, 07/23/2020	715,000	717,823
Toronto-Dominion Bank (The) (Canada), 2.65%, 06/12/2024	560,000	573,521
U.S. Bancorp, Series W, 3.10%, 04/27/2026	2,087,000	2,172,183
Wells Fargo & Co., 3.55%, 09/29/2025	596,000	631,145
4.10%, 06/03/2026	410,000	442,112
4.65%, 11/04/2044	1,092,000	1,282,488

	Principal Amount	Value

Diversified Banks–(continued)
Westpac Banking Corp. (Australia), 2.10%, 05/13/2021	$3,590,000	$3,600,726
		28,872,389

Diversified Capital Markets–0.65%
Credit Suisse AG (Switzerland), 6.50%, 08/08/2023(c)	686,000	766,553
Conv., 0.50%, 06/24/2024(c)	7,880,000	7,556,920
		8,323,473

Diversified Metals & Mining–0.02%
Rio Tinto Finance USA Ltd. (Australia), 7.13%, 07/15/2028	182,000	243,929

Drug Retail–0.13%
CVS Pass Through Trust, 6.04%, 12/10/2028	630,303	703,895
Walgreens Boots Alliance, Inc., 3.30%, 11/18/2021	548,000	558,395
4.50%, 11/18/2034	404,000	421,328
		1,683,618

Electric Utilities–0.43%
Electricite de France S.A. (France), 5.63%(c)(f)	745,000	790,233
4.60%, 01/27/2020(c)	138,000	138,233
4.88%, 01/22/2044(c)	846,000	970,009
Georgia Power Co., 2.00%, 03/30/2020	1,897,000	1,896,787
NextEra Energy Capital Holdings, Inc., 3.55%, 05/01/2027	519,000	551,269
Ohio Power Co., Series M, 5.38%, 10/01/2021	182,000	192,860
PPL Electric Utilities Corp., 6.25%, 05/15/2039	46,000	64,353
Xcel Energy, Inc., 3.50%, 12/01/2049	957,000	974,094
		5,577,838

Environmental & Facilities Services–0.04%
Waste Management, Inc., 3.90%, 03/01/2035	427,000	470,450

Food Retail–0.30%
Kraft Heinz Foods Co., 4.63%, 10/01/2039(c)	525,000	546,748
Nestle Holdings, Inc., 3.10%, 09/24/2021(c)	3,190,000	3,261,504
		3,808,252

General Merchandise Stores–0.03%
Dollar General Corp., 3.25%, 04/15/2023	333,000	343,943

Health Care Equipment–1.00%
Becton, Dickinson and Co., 4.88%, 05/15/2044	342,000	395,706

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value

Health Care Equipment–(continued)
DexCom, Inc., Conv., 0.75%, 05/15/2022	$859,000	$ 1,912,265
0.75%, 12/01/2023	2,639,000	3,915,477
Medtronic, Inc., 3.15%, 03/15/2022	385,000	395,931
4.38%, 03/15/2035	234,000	277,077
NuVasive, Inc., Conv., 2.25%, 03/15/2021	1,710,000	2,282,529
Wright Medical Group N.V., Conv., 2.25%, 11/15/2021	897,000	1,302,489
Wright Medical Group, Inc., Conv., 1.63%, 06/15/2023	2,296,000	2,430,966
		12,912,440

Health Care REITs–0.09%
Healthpeak Properties, Inc., 4.20%, 03/01/2024	438,000	468,294
3.88%, 08/15/2024	461,000	490,342
Ventas Realty L.P., 5.70%, 09/30/2043	196,000	243,679
		1,202,315

Health Care Services–0.22%
Cigna Corp., 4.80%, 08/15/2038	298,000	347,863
CVS Health Corp., 3.38%, 08/12/2024	341,000	354,895
4.10%, 03/25/2025	1,237,000	1,327,679
Laboratory Corp. of America Holdings, 3.20%, 02/01/2022	548,000	560,462
4.70%, 02/01/2045	241,000	271,003
		2,861,902

Home Improvement Retail–0.09%
Home Depot, Inc. (The), 2.00%, 04/01/2021	575,000	576,251
Lowe’s Cos., Inc., 4.55%, 04/05/2049	508,000	598,834
		1,175,085

Homebuilding–0.08%
MDC Holdings, Inc., 6.00%, 01/15/2043	956,000	995,937

Hotel & Resort REITs–0.02%
Service Properties Trust, 5.00%, 08/15/2022	182,000	191,439

Housewares & Specialties–0.03%
Tupperware Brands Corp., 4.75%, 06/01/2021	433,000	436,404

Insurance Brokers–0.02%
Willis North America, Inc., 3.60%, 05/15/2024	228,000	238,176

	Principal Amount	Value

Integrated Oil & Gas–0.09%
Husky Energy, Inc. (Canada), 3.95%, 04/15/2022	$274,000	$283,408
Occidental Petroleum Corp., 3.40%, 04/15/2026	333,000	341,860
3.20%, 08/15/2026	225,000	227,853
Suncor Energy, Inc. (Canada), 3.60%, 12/01/2024	304,000	322,555
		1,175,676

Integrated Telecommunication Services–0.46%
AT&T, Inc., 3.00%, 06/30/2022	474,000	484,446
3.40%, 05/15/2025	263,000	275,680
4.30%, 02/15/2030	318,000	353,590
4.50%, 05/15/2035	421,000	468,883
5.35%, 09/01/2040	92,000	110,963
5.15%, 03/15/2042	82,000	95,745
4.80%, 06/15/2044	851,000	969,775
5.15%, 11/15/2046	128,000	153,076
Telefonica Emisiones S.A. (Spain), 7.05%, 06/20/2036	328,000	458,796
4.67%, 03/06/2038	750,000	832,912
5.21%, 03/08/2047	700,000	829,758
Verizon Communications, Inc., 4.40%, 11/01/2034	297,000	344,137
4.81%, 03/15/2039	459,000	553,665
		5,931,426

Interactive Media & Services–0.16%
JOYY, Inc. (China), Conv., 1.38%, 06/15/2024(c)(d)	2,294,000	2,075,341

Internet & Direct Marketing Retail–0.56%
IAC Financeco 3, Inc., Conv., 2.00%, 01/15/2030(c)	3,211,000	3,758,797
QVC, Inc., 5.45%, 08/15/2034	802,000	769,848
Trip.com Group Ltd. (China), Conv., 1.25%, 09/15/2022	2,721,000	2,717,324
		7,245,969

Investment Banking & Brokerage–0.60%
Goldman Sachs Group, Inc. (The), 5.25%, 07/27/2021	364,000	382,017
4.25%, 10/21/2025	502,000	545,093
GS Finance Corp., Series 0001, Conv., 0.25%, 07/08/2024	5,920,000	6,085,760
Morgan Stanley, 4.00%, 07/23/2025	619,000	669,809
		7,682,679

IT Consulting & Other Services–0.04%
DXC Technology Co., 4.45%, 09/18/2022	446,000	468,282

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value

Life & Health Insurance–0.36%
Athene Global Funding, 4.00%, 01/25/2022(c)	$1,110,000	$1,146,580
2.75%, 06/25/2024(c)	260,000	262,582
Guardian Life Global Funding, 2.90%, 05/06/2024(c)	669,000	687,523
Jackson National Life Global Funding, 2.10%, 10/25/2021(c)	479,000	480,176
3.25%, 01/30/2024(c)	438,000	454,386
Nationwide Financial Services, Inc., 5.30%, 11/18/2044(c)	405,000	461,543
Prudential Financial, Inc., 3.91%, 12/07/2047	141,000	151,580
3.94%, 12/07/2049	451,000	491,532
Reliance Standard Life Global Funding II, 3.05%, 01/20/2021(c)	423,000	427,571
		4,563,473

Managed Health Care–0.04%
UnitedHealth Group, Inc., 3.50%, 08/15/2039	543,000	569,948

Movies & Entertainment–0.19%
Live Nation Entertainment, Inc., Conv., 2.50%, 03/15/2023	1,953,000	2,386,371

Multi-line Insurance–0.14%
American Financial Group, Inc., 4.50%, 06/15/2047	474,000	512,276
American International Group, Inc., 4.38%, 01/15/2055	656,000	719,088
Metropolitan Life Global Funding I, 2.05%, 06/12/2020(c)	590,000	590,393
		1,821,757

Multi-Utilities–0.09%
NiSource, Inc., 4.38%, 05/15/2047	562,000	622,527
Sempra Energy, 3.80%, 02/01/2038	551,000	575,177
		1,197,704

Office REITs–0.05%
Office Properties Income Trust, 4.00%, 07/15/2022	664,000	679,617

Oil & Gas Equipment & Services–0.19%
Helix Energy Solutions Group, Inc., Conv., 4.25%, 05/01/2022	1,105,000	1,183,786
Oil States International, Inc., Conv., 1.50%, 02/15/2023	1,451,000	1,309,673
		2,493,459

Oil & Gas Exploration & Production–0.13%
Cameron LNG LLC, 3.70%, 01/15/2039(c)	606,000	618,920
ConocoPhillips Co., 4.15%, 11/15/2034	217,000	243,607

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)
Noble Energy, Inc., 5.25%, 11/15/2043	$756,000	$850,850
		1,713,377

Oil & Gas Storage & Transportation–0.84%
Energy Transfer Operating L.P., 7.50%, 10/15/2020	2,392,000	2,486,197
4.20%, 09/15/2023	1,722,000	1,808,074
4.90%, 03/15/2035	325,000	341,291
Enterprise Products Operating LLC, 5.25%, 01/31/2020	141,000	141,322
6.45%, 09/01/2040	23,000	31,241
4.25%, 02/15/2048	686,000	735,987
Kinder Morgan, Inc., 5.30%, 12/01/2034	384,000	452,195
MPLX L.P., 4.50%, 07/15/2023	1,656,000	1,759,781
4.50%, 04/15/2038	799,000	812,514
Plains All American Pipeline L.P./PAA Finance Corp., 3.65%, 06/01/2022	323,000	331,418
Spectra Energy Partners L.P., 4.50%, 03/15/2045	488,000	537,737
Sunoco Logistics Partners Operations L.P., 5.50%, 02/15/2020	487,000	488,606
5.30%, 04/01/2044	587,000	624,171
Texas Eastern Transmission L.P., 7.00%, 07/15/2032	169,000	226,628
		10,777,162

Other Diversified Financial Services–1.98%
Convertible Trust - Consumer, Series 2018-1, 0.25%, 01/17/2024	5,674,000	5,847,624
Convertible Trust - Energy, Series 2019-1, 0.33%, 09/19/2024	5,688,000	5,891,062
Convertible Trust - Healthcare, Series 2018-1, 0.25%, 02/05/2024	5,897,000	6,421,833
Convertible Trust - Media, Series 2019, Class 1, 0.25%, 12/04/2024	5,704,000	6,326,306
MassMutual Global Funding II, 2.00%, 04/15/2021(c)	945,000	946,549
		25,433,374

Packaged Foods & Meats–0.24%
J. M. Smucker Co. (The), 2.50%, 03/15/2020	3,038,000	3,040,622
Mead Johnson Nutrition Co. (United Kingdom), 4.13%, 11/15/2025	60,000	65,565
		3,106,187

Paper Packaging–0.11%
International Paper Co., 6.00%, 11/15/2041	223,000	278,127

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value

Paper Packaging–(continued)
Packaging Corp. of America, 4.50%, 11/01/2023	$1,037,000	$1,114,106
		1,392,233

Pharmaceuticals–0.78%
Allergan Funding S.C.S., 4.85%, 06/15/2044	864,000	940,529
Bayer US Finance II LLC (Germany), 4.38%, 12/15/2028(c)	985,000	1,074,719
Bayer US Finance LLC (Germany), 3.00%, 10/08/2021(c)	590,000	597,570
Bristol-Myers Squibb Co., 4.00%, 08/15/2023(c)	485,000	516,714
4.13%, 06/15/2039(c)	603,000	695,509
4.63%, 05/15/2044(c)	1,390,000	1,684,245
GlaxoSmithKline Capital, Inc. (United Kingdom), 6.38%, 05/15/2038	64,000	91,803
Jazz Investments I Ltd., Conv., 1.88%, 08/15/2021	1,455,000	1,501,741
Mylan N.V., 3.15%, 06/15/2021	393,000	398,174
Pacira BioSciences, Inc., Conv., 2.38%, 04/01/2022	1,080,000	1,125,374
Supernus Pharmaceuticals, Inc., Conv., 0.63%, 04/01/2023	1,057,000	962,050
Zoetis, Inc., 4.70%, 02/01/2043	333,000	396,379
		9,984,807

Property & Casualty Insurance–0.27%
Allstate Corp. (The), 3.28%, 12/15/2026	292,000	308,420
Liberty Mutual Group, Inc., 4.85%, 08/01/2044(c)	887,000	1,017,163
Markel Corp., 5.00%, 03/30/2043	351,000	380,937
5.00%, 05/20/2049	482,000	567,149
Travelers Cos., Inc. (The), 4.60%, 08/01/2043	605,000	732,559
WR Berkley Corp., 4.63%, 03/15/2022	382,000	402,827
		3,409,055

Railroads–0.24%
Burlington Northern Santa Fe LLC, 5.15%, 09/01/2043	901,000	1,148,357
CSX Corp., 5.50%, 04/15/2041	346,000	438,404
Norfolk Southern Corp., 3.40%, 11/01/2049	456,000	453,563
Union Pacific Corp., 3.65%, 02/15/2024	92,000	97,275
4.15%, 01/15/2045	401,000	439,460
3.84%, 03/20/2060(c)	519,000	527,261
		3,104,320

Regional Banks–0.09%
Citizens Financial Group, Inc., 2.38%, 07/28/2021	415,000	417,039

	Principal Amount	Value

Regional Banks–(continued)
PNC Financial Services Group, Inc. (The), 3.45%, 04/23/2029	$669,000	$713,676
		1,130,715

Reinsurance–0.11%
PartnerRe Finance B LLC, 3.70%, 07/02/2029	1,015,000	1,055,721
Reinsurance Group of America, Inc., 4.70%, 09/15/2023	352,000	381,825
		1,437,546

Renewable Electricity–0.04%
Oglethorpe Power Corp., 4.55%, 06/01/2044	529,000	554,897

Restaurants–0.06%
Starbucks Corp., 3.55%, 08/15/2029	685,000	742,679

Retail REITs–0.08%
Regency Centers L.P., 2.95%, 09/15/2029	745,000	744,401
4.65%, 03/15/2049	256,000	300,848
		1,045,249

Semiconductor Equipment–0.15%
Applied Materials, Inc., 2.63%, 10/01/2020	1,979,000	1,989,974

Semiconductors–0.87%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 01/15/2024 610,000		632,133
Cree, Inc., Conv., 0.88%, 09/01/2023	3,209,000	3,409,955
Microchip Technology, Inc., Conv., 1.63%, 02/15/2027	1,983,000	2,830,732
Micron Technology, Inc., 4.19%, 02/15/2027	410,000	438,930
NXP B.V./NXP Funding LLC (Netherlands), 5.35%, 03/01/2026(c)	656,000	739,729
ON Semiconductor Corp., Conv., 1.00%, 12/01/2020	1,548,000	2,107,591
Silicon Laboratories, Inc., Conv., 1.38%, 03/01/2022	563,000	749,674
Texas Instruments, Inc., 2.63%, 05/15/2024	210,000	215,563
		11,124,307

Specialized REITs–0.17%
Crown Castle International Corp., 4.75%, 05/15/2047	46,000	52,758
EPR Properties, 4.75%, 12/15/2026	1,556,000	1,700,393
LifeStorage L.P., 3.50%, 07/01/2026	404,000	415,125
		2,168,276

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value

Specialty Chemicals–0.01%
Sherwin-Williams Co. (The), 4.50%, 06/01/2047	$156,000	$ 176,999

Systems Software–0.27%
FireEye, Inc.,
Series A, Conv., 1.00%, 06/01/2020(d)	1,566,000	1,561,316
Series B, Conv., 1.63%, 06/01/2022(d)	1,587,000	1,539,735
Microsoft Corp., 3.50%, 02/12/2035	367,000	404,069
		3,505,120

Technology Distributors–0.05%
Avnet, Inc., 4.63%, 04/15/2026	641,000	678,214

Technology Hardware, Storage & Peripherals–0.45%
Apple, Inc., 2.15%, 02/09/2022	652,000	657,471
3.35%, 02/09/2027	305,000	324,786
Dell International LLC/EMC Corp., 5.45%, 06/15/2023(c)	587,000	636,698
8.35%, 07/15/2046(c)	14,000	19,271
SanDisk LLC, Conv., 0.50%, 10/15/2020	2,520,000	2,295,544
Western Digital Corp., Conv., 1.50%, 02/01/2024	1,916,000	1,886,062
		5,819,832

Tobacco–0.23%
Altria Group, Inc., 5.80%, 02/14/2039	1,088,000	1,279,544
Philip Morris International, Inc., 3.60%, 11/15/2023	369,000	389,236
4.88%, 11/15/2043	1,102,000	1,316,319
		2,985,099

Trading Companies & Distributors–0.10%
Air Lease Corp., 3.00%, 09/15/2023	63,000	64,524
4.25%, 09/15/2024	392,000	419,844
Aircastle Ltd., 4.40%, 09/25/2023	761,000	804,570
		1,288,938

Trucking–0.14%
Aviation Capital Group LLC, 2.88%, 01/20/2022(c)	1,015,000	1,022,221
4.88%, 10/01/2025(c)	669,000	720,617
		1,742,838

Wireless Telecommunication Services–0.22%
America Movil S.A.B. de C.V. (Mexico), 4.38%, 07/16/2042	600,000	676,947

	Principal Amount	Value

Wireless Telecommunication Services–(continued)
Rogers Communications, Inc. (Canada), 4.50%, 03/15/2043	$533,000	$ 594,746
4.30%, 02/15/2048	1,379,000	1,533,942
		2,805,635
Total U.S. Dollar Denominated Bonds & Notes (Cost $260,628,503)		282,817,846

U.S. Treasury Securities–11.93%

U.S. Treasury Bills–0.00%
1.54%, 04/09/2020(g)(h)	15,000	14,938

U.S. Treasury Bonds–1.44%
4.50%, 02/15/2036	3,636,800	4,818,928
4.50%, 08/15/2039	36,400	49,365
4.38%, 05/15/2040	72,800	97,677
2.25%, 08/15/2049	13,999,600	13,568,924
		18,534,894

U.S. Treasury Floating Rate Notes–1.83%
1.75%, 12/31/2024	21,110,100	21,157,989
1.75%, 12/31/2026	2,304,800	2,291,472
		23,449,461

U.S. Treasury Notes–8.66%
3.63%, 02/15/2020	41,900	41,998
2.63%, 11/15/2020	545,600	550,197
1.63%, 12/31/2021	77,689,300	77,767,691
1.63%, 12/15/2022	15,880,500	15,888,041
1.75%, 11/15/2029	17,408,100	17,134,055
		111,381,982
Total U.S. Treasury Securities (Cost $152,978,184)		153,381,275

	Shares
Preferred Stocks–0.57%
Asset Management & Custody Banks–0.16%
AMG Capital Trust II, 5.15%, Conv. Pfd.	42,732	2,072,502

Diversified Banks–0.03%
Wells Fargo & Co., 5.85%, Series Q, Pfd.(f)	10,911	298,852

Oil & Gas Storage & Transportation–0.38%
El Paso Energy Capital Trust I, 4.75%, Conv. Pfd.	95,499	4,914,379
Total Preferred Stocks (Cost $5,854,432)		7,285,733

	Principal Amount
U.S. Government Sponsored Agency Mortgage-Backed Securities–0.08%
Federal Home Loan Mortgage Corp. (FHLMC)–0.08%
6.75%, 03/15/2031	$682,000	987,632
5.50%, 02/01/2037	14	16
		987,648

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value

Federal National Mortgage Association (FNMA)–0.00%
5.50%, 03/01/2021	$15	$ 15
9.50%, 04/01/2030	952	1,064
		1,079
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $843,407)		988,727

	Shares

Money Market Funds–4.22%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(i)	19,017,510	19,017,510

	Shares	Value
Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(i)	13,559,883	$ 13,563,951
Invesco Treasury Portfolio, Institutional Class, 1.49%(i)	21,734,298	21,734,298
Total Money Market Funds (Cost $54,313,451)		54,315,759
TOTAL INVESTMENTS IN SECURITIES–99.90% (Cost $1,076,007,451)		1,284,746,315
OTHER ASSETS LESS LIABILITIES–0.10%		1,253,753
NET ASSETS–100.00%		$1,286,000,068

Investment Abbreviations:

Conv.	- Convertible
DAC	- Designated Activity Co.
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
REIT	- Real Estate Investment Trust
USD	- U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2019 was $54,425,752, which represented 4.23% of the Fund’s Net Assets.

(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2019.
(f)	Perpetual bond with no specified maturity date.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

Open Futures Contracts
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Interest Rate Risk
U.S. Treasury 5 Year Notes	14	March-2020	$(1,660,531)	$5,107	$5,107

Open Forward Foreign Currency Contracts

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

Currency Risk

01/17/2020	State Street Bank & Trust Co.	USD	140,199	CAD	184,993	$2,274

01/17/2020	State Street Bank & Trust Co.	USD	65,334	CHF	63,984	831

01/17/2020	State Street Bank & Trust Co.	USD	363,093	EUR	326,447	3,402

01/17/2020	State Street Bank & Trust Co.	USD	1,218,556	GBP	925,306	7,599

Subtotal–Appreciation						14,106

Currency Risk

01/17/2020	Bank of New York Mellon (The)	GBP	13,721,816	USD	17,766,870	(416,390)

01/17/2020	State Street Bank & Trust Co.	CAD	8,727,568	USD	6,573,076	(148,528)

01/17/2020	State Street Bank & Trust Co.	CHF	3,727,392	USD	3,766,455	(87,985)

01/17/2020	State Street Bank & Trust Co.	EUR	7,683,665	USD	8,536,776	(89,495)

01/17/2020	State Street Bank & Trust Co.	GBP	15,970,612	USD	20,724,772	(438,446)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

01/17/2020	State Street Bank & Trust Co.	USD	88,462	CHF	85,530	$(17)

Subtotal–Depreciation						(1,180,861)

Total Forward Foreign Currency Contracts						$(1,166,755)

Abbreviations:

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound Sterling

USD - U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in securities, at value (Cost $1,021,694,000)	$1,230,430,556
Investments in affiliated money market funds, at value (Cost $54,313,451)	54,315,759
Other investments:
Variation margin receivable – futures contracts	310
Unrealized appreciation on forward foreign currency contracts outstanding	14,106
Foreign currencies, at value (Cost $404,162)	409,096
Receivable for:
Fund shares sold	654,006
Dividends	1,328,234
Interest	2,140,753
Investment for trustee deferred compensation and retirement plans	166,094
Total assets	1,289,458,914

Liabilities:

Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	1,180,861

Payable for:
Investments purchased	64,081
Fund shares reacquired	480,032
Amount due custodian	297,398
Accrued fees to affiliates	1,194,902
Accrued trustees’ and officers’ fees and benefits	843
Accrued other operating expenses	59,568
Trustee deferred compensation and retirement plans	181,161
Total liabilities	3,458,846
Net assets applicable to shares outstanding	$1,286,000,068

Net assets consist of:

Shares of beneficial interest	$1,009,126,008
Distributable earnings	276,874,060
$1,286,000,068

Net Assets:

Series I	$50,731,316
Series II	$1,235,268,752

Shares outstanding, no par value, with an unlimited number of shares authorized:

Series I	2,896,201
Series II	70,919,360
Series I:
Net asset value per share	$17.52
Series II:
Net asset value per share	$17.42

Statement of Operations

For the year ended December 31, 2019

Investment income:
Dividends (net of foreign withholding taxes of $357,009)	$21,429,499

Interest	10,041,147

Dividends from affiliated money market funds	1,618,997

Total investment income	33,089,643

Expenses:
Advisory fees	4,891,556

Administrative services fees	1,966,454

Custodian fees	30,850

Distribution fees - Series II	2,970,641

Transfer agent fees	38,636

Trustees’ and officers’ fees and benefits	36,494

Reports to shareholders	8,490

Professional services fees	73,104

Other	23,423

Total expenses	10,039,648

Less: Fees waived	(85,135)

Net expenses	9,954,513

Net investment income	23,135,130

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	83,542,287

Foreign currencies	119,754

Forward foreign currency contracts	513,125

Futures contracts	(265,138)

83,910,028

Change in net unrealized appreciation (depreciation) of:
Investment securities	122,025,135

Foreign currencies	13,913

Forward foreign currency contracts	(1,074,785)

Futures contracts	91,612

121,055,875

Net realized and unrealized gain	204,965,903

Net increase in net assets resulting from operations	$228,101,033

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018

Operations:
Net investment income	$23,135,130	$24,910,635

Net realized gain	83,910,028	92,833,956

Change in net unrealized appreciation (depreciation)	121,055,875	(251,690,383)

Net increase (decrease) in net assets resulting from operations	228,101,033	(133,945,792)

Distributions to shareholders from distributable earnings:
Series I	(4,953,688)	(12,212,096)

Series II	(114,458,310)	(83,405,521)

Total distributions from distributable earnings	(119,411,998)	(95,617,617)

Share transactions–net:
Series I	(131,330,818)	10,954,748

Series II	100,806,762	(143,814,137)

Net increase (decrease) in net assets resulting from share transactions	(30,524,056)	(132,859,389)

Net increase (decrease) in net assets	78,164,979	(362,422,798)

Net assets:
Beginning of year	1,207,835,089	1,570,257,887

End of year	$1,286,000,068	$1,207,835,089

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net
			(losses)								net assets		assets without		Ratio of net
	Net asset		on securities		Dividends	Distributions					with fee waivers		fee waivers		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	and/or		and/or		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return (b)	(000’s omitted)	absorbed		absorbed		net assets		turnover (c)
Series I
Year ended 12/31/19	$16.12	$0.36	$2.82	$3.18	$(0.47)	$(1.31)	$(1.78)	$17.52	20.37%	$50,731	0.54	%(d)	0.55	%(d)	2.02	%(d)	150%
Year ended 12/31/18	19.04	0.35	(2.00)	(1.65)	(0.43)	(0.84)	(1.27)	16.12	(9.50)	165,924	0.54		0.55		1.91		150
Year ended 12/31/17	17.76	0.35 (e)	1.58	1.93	(0.31)	(0.34)	(0.65)	19.04	11.03	184,768	0.55		0.56		1.93	(e)	119
Year ended 12/31/16	16.23	0.29	2.10	2.39	(0.32)	(0.54)	(0.86)	17.76	15.12	157,774	0.60		0.61		1.78		101
Year ended 12/31/15	18.93	0.28	(0.78)	(0.50)	(0.49)	(1.71)	(2.20)	16.23	(2.29)	96,287	0.64		0.65		1.55		87
Series II
Year ended 12/31/19	16.04	0.31	2.80	3.11	(0.42)	(1.31)	(1.73)	17.42	20.01	1,235,269	0.79	(d)	0.80	(d)	1.77	(d)	150
Year ended 12/31/18	18.95	0.31	(2.00)	(1.69)	(0.38)	(0.84)	(1.22)	16.04	(9.73)	1,041,911	0.79		0.80		1.66		150
Year ended 12/31/17	17.68	0.31 (e)	1.57	1.88	(0.27)	(0.34)	(0.61)	18.95	10.78	1,385,490	0.80		0.81		1.68	(e)ı	119
Year ended 12/31/16	16.16	0.25	2.09	2.34	(0.28)	(0.54)	(0.82)	17.68	14.84	1,314,323	0.85		0.86		1.53		101
Year ended 12/31/15	18.86	0.23	(0.78)	(0.55)	(0.44)	(1.71)	(2.15)	16.16	(2.58)	1,129,261	0.89		0.90		1.30		87

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $102,553 and $1,187,891 for Series I and Series II shares, respectively.
(e)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended December 31, 2017. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.30 and 1.64% and $0.26 and 1.39% for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco V.I. Equity and Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objectives are both capital appreciation and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Invesco V.I. Equity and Income Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

Invesco V.I. Equity and Income Fund

unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
M.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 150 million	0.500%

Next $100 million	0.450%

Next $100 million	0.400%

Over $350 million	0.350%

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.38%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020.

Invesco V.I. Equity and Income Fund

During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $85,135.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $181,664 for accounting and fund administrative services and was reimbursed $1,784,790 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2019, the Fund incurred $18,848 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$719,697,276	$66,259,699	$–	$785,956,975

U.S. Dollar Denominated Bonds & Notes	–	282,817,846	–	282,817,846

U.S. Treasury Securities	–	153,381,275	–	153,381,275

Preferred Stocks	7,285,733	–	–	7,285,733

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	988,727	–	988,727

Money Market Funds	54,315,759	–	–	54,315,759

Total Investments in Securities	781,298,768	503,447,547	–	1,284,746,315

Other Investments - Assets*

Futures Contracts	5,107	–	–	5,107

Forward Foreign Currency Contracts	–	14,106	–	14,106

	5,107	14,106	–	19,213

Invesco V.I. Equity and Income Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*

Forward Foreign Currency Contracts	$-	$(1,180,861)	$-	$(1,180,861)

Total Other Investments	5,107	(1,166,755)	-	(1,161,648)

Total Investments	$781,303,875	$502,280,792	$-	$1,283,584,667

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2019:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$5,107	$5,107

Unrealized appreciation on forward foreign currency contracts outstanding	14,106	-	14,106

Total Derivative Assets	14,106	5,107	19,213

Derivatives not subject to master netting agreements	-	(5,107)	(5,107)

Total Derivative Assets subject to master netting agreements	$14,106	$-	$14,106

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on forward foreign currency contracts outstanding	$(1,180,861)	$-	$(1,180,861)

Derivatives not subject to master netting agreements	-	-	-

Total Derivative Liabilities subject to master netting agreements	$(1,180,861)	$-	$(1,180,861)

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2019.

	Financial	Financial
	Derivative Assets	Derivative Liabilities		Collateral (Received)/Pledged
	Forward Foreign	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Bank of New York Mellon (The)	$ -	$(416,390)	$(416,390)	$-	$-	$(416,390)

State Street Bank & Trust Co.	14,106	(764,471)	(750,365)	-	-	(750,365)

Total	$14,106	$(1,180,861)	$(1,166,755)	$-	$-	$(1,166,755)

Effect of Derivative Investments for the year ended December 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$513,125	$-	$513,125

Futures contracts	-	(265,138)	(265,138)

Invesco V.I. Equity and Income Fund

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	$(1,074,785)	$-	$(1,074,785)

Futures contracts	-	91,612	91,612

Total	$(561,660)	$(173,526)	$(735,186)

The table below summarizes the average notional value of derivatives held during the period.

	Forward
	Foreign Currency	Futures
	Contracts	Contracts

Average notional value	$82,582,467	$3,159,206

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018

Ordinary income	$29,108,510	$30,004,918

Long-term capital gain	90,303,488	65,612,699

Total distributions	$119,411,998	$95,617,617

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$28,743,726

Undistributed long-term capital gain	47,332,212

Net unrealized appreciation - investments	200,924,262

Net unrealized appreciation - foreign currencies	12,708

Temporary book/tax differences	(138,848)

Shares of beneficial interest	1,009,126,008

Total net assets	$1,286,000,068

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, the tax treatment of equity securities, bond premiums, forward foreign currency contracts and contingent payment debt instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date

Invesco V.I. Equity and Income Fund

will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2019.

During the year ended December 31, 2019, 7,236,105 Series I shares of the Fund valued at $128,223,776 were redeemed by significant shareholders and settled through a redemption-in-kind transaction, of which $16,258,255 consisted of cash, which resulted in a realized gain of $26,486,492 to the Fund for book purposes. From a federal income tax perspective, the realized gains are not recognized.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $326,380,892 and $351,187,278, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $1,471,149,835 and $1,463,605,206, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$225,937,904

Aggregate unrealized (depreciation) of investments	(25,013,642)

Net unrealized appreciation of investments	$200,924,262

Cost of investments for tax purposes is $1,082,660,405.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of redemption-in-kind, on December 31, 2019, undistributed net investment income was increased by $412,460, undistributed net realized gain was decreased by $25,985,869 and shares of beneficial interest was increased by $25,573,409. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2019(a)		December 31, 2018

	Shares	Amount	Shares	Amount

Sold:
Series I	400,977	$7,034,559	986,810	$18,720,753

Series II	10,719,286	190,855,182	3,896,513	72,253,278

Issued as reinvestment of dividends:
Series I	298,775	4,953,688	665,147	12,212,096

Series II	6,936,867	114,458,310	4,562,665	83,405,521

Reacquired:
Series I	(8,098,584)	(143,319,065)	(1,063,169)	(19,978,101)

Series II	(11,706,489)	(204,506,730)	(16,614,655)	(299,472,936)

Net increase (decrease) in share activity	(1,449,168)	$(30,524,056)	(7,566,689)	$(132,859,389)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 74% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Equity and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Equity and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Equity and Income Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,062.00	$2.81	$1,022.48	$2.75	0.54%
Series II	1,000.00	1,060.60	4.10	1,021.22	4.02	0.79

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Equity and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	90,303,488
Corporate Dividends Received Deduction*	56.45%
U.S. Treasury Obligations*	9.47%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Equity and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Invesco V.I. Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Invesco V.I. Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer - Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Invesco V.I. Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Equity and Income Fund

Annual Report to Shareholders	December 31, 2019

Invesco V.I. Global Core Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

    If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

    You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Invesco Distributors, Inc.	VIGCE-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2019, Series I shares of Invesco V.I. Global Core Equity Fund (the Fund) underperformed the MSCI World Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/18 to 12/31/19, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	25.20%
Series II Shares	24.82
MSCI World Index▼ (Broad Market/Style-Specific Index)	27.67
Lipper VUF Global Multi-Cap Value Funds Classification Average∎ (Peer Group)	20.22

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second and third quarters, hampered by ongoing US and China trade issues, potential for new tariffs and weakening global economic growth. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies.

    Much of the year showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019, as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold.

    During the year, third quarter macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for global equity returns. In response to third quarter economic weakness, central banks maintained accommodative policies, with the US Federal Reserve cutting interest rates in October 2019 and the European Central Bank restarting net purchases in its asset purchase program in November. Better economic data and signs of progress in US and China trade talks also supported global equities. The UK’s general election in December delivered a decisive victory to the conservative party, reaffirming the original Brexit vote and the UK’s eventual exit from the European Union. In this environment, global equity markets had robust gains for the year, with developed markets outperforming emerging markets.

    During the year, stock selection in the information technology (IT) and utilities sectors contributed to the Fund’s performance relative to the broad market/ style-specific benchmark, while stock selection in the energy and consumer staples sectors detracted from the Fund’s relative performance. While stock selection in the IT sector was favorable, the Fund’s underweight allocation to the sector was the largest drag on relative performance.

    From a geographic perspective, stock selection in Australia, Japan and Hong Kong benefited the Fund’s performance versus the broad market/style-specific benchmark for the year. Conversely, stock selection in the US and UK detracted from the Fund’s relative performance.

    The Fund’s top contributor relative to its broad market/style-specific benchmark for the year was Italian energy company Enel. Shares of the company returned 45% during the year as investors reacted favorably to the successful restructuring of the company’s Latin American business division. During the year, we trimmed our position in Enel, but we continued to hold the stock based on our belief in the durability of Enel’s position as one of the preeminent renewable energy players.

    Another key contributor to the Fund’s performance relative to its broad market/style-specific benchmark for the year was Japanese technology company Hitachi. The company benefited from portfolio rationalization and improving corporate governance. At the close of the year, we continued to see a considerable asymmetric payoff in its shares.

    EPAM Systems was also a leading contributor to the Fund’s performance relative to its broad market/style-specific benchmark for the year. The technology services company delivered strong top-line and earnings growth on the back of project wins. While we trimmed our position in EPAM Systems during the year, our outlook remained favorable, as we believed the company will continue to create value by helping its customers solve digital challenges.

    During the year, Chinese internet company Baidu was the Fund’s largest individual detractor versus the broad market/style-specific benchmark, with shares declining 20%. Growth in Baidu’s core search business slowed dramatically as its competition gained market share. As such, we exited our position in the company before the close of the year in order to focus on what we believed were more promising, durable businesses.

    Concho Resources was another detractor from the Fund’s performance

Portfolio Composition
By country	% of total net assets

United States	50.42%
United Kingdom	11.46
Japan	10.89
Germany	6.00
Italy	3.63
Denmark	2.41
Hong Kong	2.25
Countries, each less than 2% of portfolio	12.69
Money Market Funds Plus Other Assets Less Liabilities	0.25

Top 10 Equity Holdings*
% of total net assets
1. Alphabet, Inc., Class C	3.86%
2. Royal Dutch Shell PLC, Class A, ADR	2.69
3. Siemens AG	2.50
4. Chevron Corp.	2.40
5. Wynn Resorts Ltd.	2.28
6. American Express Co.	2.25
7. AIA Group Ltd.	2.25
8. Asahi Group Holdings Ltd.	2.16
9. Nomad Foods Ltd.	2.15
10. First Republic Bank	2.14

Total Net Assets	$70.6 million

Total Number of Holdings*	69

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2019.

Invesco V.I. Global Core Equity Fund

relative to the broad market/style-specific benchmark during the year. The company sold off 14% as oil prices fell during the year. In addition, company-specific issues arose as production growth unexpectedly slowed. We exited our position in Concho Resources before the close of the year.

    Finally, Glencore, a global mining company, detracted from the Fund’s performance relative to the broad market/ style-specific benchmark for the year. Shares of the company declined as a result of investigations into its business practices by the Department of Justice and the Commodity Futures Trading Commission. We exited our position in the holding before the close of the year.

    At the close of the year, the Fund’s largest overweight positions relative to the MSCI World Index were in the communication services, financials and industrials sectors. The largest underweight positions relative to the MSCI World Index were in the health care and IT sectors.

    We believe the Fund is well-positioned for an improvement in economic data. We also believe it remains well-balanced and diversified with a focus on exploiting stock-specific opportunities. Our investment decision making process remains focused on our three Research Pillars of Durability, Asymmetry and Differentiated Thesis. We continue to exercise discipline in striving to manage outsized risks and focusing on opportunities with asymmetric return profiles. The Fund remains intentionally weighted toward stock-specific risk as opposed to macroeconomic and other risk factors.

    We thank you for your continued investment in Invesco V.I. Global Core Equity Fund.

Portfolio managers:

Erik Esselink

Jeffrey Everett

Marty Steinik

Assisted by Invesco’s Global Core Equity Team

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Global Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee

future results.

Average Annual Total Returns
As of 12/31/19

Series I Shares
Inception (1/2/97)	5.23%
10 Years	6.65
5 Years	6.53
1 Year	25.20

Series II Shares
10 Years	6.38%
5 Years	6.24
1 Year	24.82

Effective June 1, 2010, Class I shares of the predecessor fund, Universal Funds Global Value Equity Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series I shares of Invesco Van Kampen V.I. Global Value Equity Fund (renamed Invesco V.I. Global Core Equity Fund on April 30, 2012). Returns shown above, prior to June 1, 2010, for Series I shares are blended returns of the predecessor fund and Invesco V.I. Global Value Equity Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Series II shares incepted on June 1, 2010. Series II share performance shown prior to that date is that of the predecessor fund’s Class I shares restated to reflect the higher 12b-1 fees applicable to Series II shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.02% and 1.27%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Global Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Global Core Equity Fund

Invesco V.I. Global Core Equity Fund’s investment objective is long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including US issuers.

∎  Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net  assets.

∎  Unless otherwise noted, all data provided by Invesco.

∎  To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper VUF Global Multi-Cap Value Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Global Multi Cap Value Funds classification.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Global Core Equity Fund

Schedule of Investments

December 31, 2019

	Shares	Value
Common Stocks & Other Equity Interests–99.75%
Australia–1.22%
Rio Tinto PLC	14,477	$860,179

Brazil–1.18%
Pagseguro Digital Ltd., Class A(a)	24,297	829,986

China–0.83%
Autohome, Inc., ADR(a)	7,345	587,673

Denmark–2.41%
AP Moller - Maersk A/S, Class B	405	584,395

Novo Nordisk A/S, Class B	19,262	1,117,190

		1,701,585

France–1.10%
Airbus SE	5,292	776,430

Germany–6.00%
Infineon Technologies AG	24,987	572,999

KION Group AG	12,765	881,398

SAP SE	7,559	1,018,725

Siemens AG	13,525	1,767,987

		4,241,109

Hong Kong–2.25%
AIA Group Ltd.	150,800	1,586,666

Ireland–0.95%
Ryanair Holdings PLC, ADR(a)	7,656	670,742

Italy–3.63%
Enel S.p.A.	180,932	1,439,387

Prysmian S.p.A.	46,708	1,125,543

		2,564,930

Japan–10.89%
Asahi Group Holdings Ltd.	33,400	1,525,702

FANUC Corp.	2,000	369,376

Hitachi Ltd.	31,000	1,305,783

KDDI Corp.	48,200	1,433,940

Kobe Bussan Co. Ltd.	8,300	285,150

Nissan Chemical Corp.	11,900	497,483

Shimano, Inc.	7,900	1,282,645

SoftBank Group Corp.	22,800	992,633

		7,692,712

Luxembourg–0.58%
ArcelorMittal S.A.	23,180	409,459

Netherlands–1.32%
Heineken N.V.	8,768	935,296

Singapore–1.40%
DBS Group Holdings Ltd.	51,300	988,821

	Shares	Value
South Korea–0.69%
Samsung Electronics Co. Ltd.	10,079	$485,650

Spain–1.19%
Bankinter S.A.	114,109	838,966

Sweden–1.20%
Svenska Handelsbanken AB, Class A	78,964	850,230

Taiwan–1.03%
Taiwan Semiconductor Manufacturing Co. Ltd.	66,000	730,915

United Kingdom–11.46%
Experian PLC	16,900	571,602

Imperial Brands PLC	58,938	1,460,393

Nomad Foods Ltd.(a)	67,831	1,517,379

Reckitt Benckiser Group PLC	14,568	1,183,009

Royal Dutch Shell PLC, Class A, ADR	32,273	1,903,461

St James’s Place PLC	94,112	1,456,243

		8,092,087

United States–50.42%
Activision Blizzard, Inc.	12,880	765,330

Alphabet, Inc., Class C(a)	2,039	2,726,184

American Express Co.	12,762	1,588,741

Aptiv PLC	7,112	675,427

Biogen, Inc.(a)	2,014	597,614

BioMarin Pharmaceutical, Inc.(a)	7,875	665,831

Booking Holdings, Inc.(a)	438	899,534

Carnival Corp.	25,648	1,303,688

Chevron Corp.	14,063	1,694,732

Comcast Corp., Class A	29,574	1,329,943

Delta Air Lines, Inc.	14,196	830,182

EPAM Systems, Inc.(a)	4,619	979,967

Facebook, Inc., Class A(a)	5,832	1,197,018

FedEx Corp.	3,194	482,965

First Republic Bank	12,871	1,511,699

Globus Medical, Inc., Class A(a)	19,629	1,155,755

HCA Healthcare, Inc.	6,358	939,776

James Hardie Industries PLC, CDI	52,239	1,024,162

Marsh & McLennan Cos., Inc.	8,882	989,544

Mastercard, Inc., Class A	2,556	763,196

Moody’s Corp.	2,816	668,547

NIKE, Inc., Class B	6,919	700,964

Norfolk Southern Corp.	2,760	535,799

Northrop Grumman Corp.	1,315	452,320

PepsiCo., Inc.	10,522	1,438,042

Progressive Corp. (The)	9,557	691,831

salesforce.com, inc.(a)	8,750	1,423,100

Samsonite International S.A.(b)	304,200	728,773

Texas Instruments, Inc.	7,370	945,497

U.S. Bancorp	18,125	1,074,631

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

	Shares	Value

United States–(continued)
United Technologies Corp.	7,659	$1,147,012

Verizon Communications, Inc.	20,528	1,260,419

Wynn Resorts Ltd.	11,607	1,611,864

Zimmer Biomet Holdings, Inc.	5,446	815,157

		35,615,244

Total Common Stocks & Other Equity Interests (Cost $56,322,453)		70,458,680

Money Market Funds–0.19%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(c)	40,649	40,649

	Shares	Value

Money Market Funds–(continued)
Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(c)	47,369	$47,383

Invesco Treasury Portfolio, Institutional Class, 1.49%(c)	46,456	46,456

Total Money Market Funds (Cost $134,488)		134,488

TOTAL INVESTMENTS IN SECURITIES–99.94% (Cost $56,456,941)		70,593,168

OTHER ASSETS LESS LIABILITIES–0.06%		45,636

NET ASSETS–100.00%		$70,638,804

Investment Abbreviations:

ADR - American Depositary Receipt

CDI  - CREST Depository Interest

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2019 represented 1.03% of the Fund’s Net Assets.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

Open Forward Foreign Currency Contracts

Settlement Date		Contract to		Unrealized Appreciation

	Counterparty	Deliver	Receive

Currency Risk

02/14/2020	Royal Bank of Canada	JPY 202,000,000	USD 1,869,429	$6,462

Abbreviations:

JPY - Japanese Yen
USD - U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in securities, at value (Cost $56,322,453)	$70,458,680

Investments in affiliated money market funds, at value (Cost $134,488)	134,488

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	6,462

Foreign currencies, at value (Cost $100,123)	100,722

Receivable for:
Fund shares sold	7,440

Dividends	66,505

Investment for trustee deferred compensation and retirement plans	45,359

Total assets	70,819,656

Liabilities:
Payable for:
Fund shares reacquired	23,544

Amount due custodian	25,146

Accrued fees to affiliates	35,879

Accrued other operating expenses	48,362

Trustee deferred compensation and retirement plans	47,921

Total liabilities	180,852

Net assets applicable to shares outstanding	$70,638,804

Net assets consist of:
Shares of beneficial interest	$57,032,573

Distributable earnings	13,606,231

$70,638,804

Net Assets:
Series I	$60,078,159

Series II	$10,560,645

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	5,846,471

Series II	1,027,014

Series I:
Net asset value per share	$10.28

Series II:
Net asset value per share	$10.28

Statement of Operations

For the year ended December 31, 2019

Investment income:
Dividends (net of foreign withholding taxes of $110,511)	$1,745,484

Dividends from affiliated money market funds (includes securities lending income of $270)	5,182

Total investment income	1,750,666

Expenses:
Advisory fees	460,556

Administrative services fees	114,556

Custodian fees	11,449

Distribution fees - Series II	25,884

Transfer agent fees	13,007

Trustees’ and officers’ fees and benefits	19,328

Reports to shareholders	13,377

Professional services fees	56,366

Other	7,015

Total expenses	721,538

Less: Fees waived	(293)

Net expenses	721,245

Net investment income	1,029,421

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(1,278,217)

Foreign currencies	(3,784)

Forward foreign currency contracts	(17,674)

(1,299,675)

Change in net unrealized appreciation of:
Investment securities	15,521,127

Foreign currencies	683

Forward foreign currency contracts	53,972

15,575,782

Net realized and unrealized gain	14,276,107

Net increase in net assets resulting from operations	$15,305,528

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018

Operations:
Net investment income	$1,029,421	$922,275

Net realized gain (loss)	(1,299,675)	4,749,812

Change in net unrealized appreciation (depreciation)	15,575,782	(17,548,034)

Net increase (decrease) in net assets resulting from operations	15,305,528	(11,875,947)

Distributions to shareholders from distributable earnings:
Series I	(4,858,170)	(726,931)

Series II	(849,972)	(93,313)

Total distributions from distributable earnings	(5,708,142)	(820,244)

Share transactions–net:
Series I	(2,943,770)	(8,045,844)

Series II	(484,443)	(1,547,564)

Net increase (decrease) in net assets resulting from share transactions	(3,428,213)	(9,593,408)

Net increase (decrease) in net assets	6,169,173	(22,289,599)

Net assets:
Beginning of year	64,469,631	86,759,230

End of year	$70,638,804	$64,469,631

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/19	$8.99	$0.15	$2.03	$2.18	$(0.15)	$(0.74)	$(0.89)	$10.28	25.20%	$60,078	1.01	%(d)	1.01	%(d)	1.54	%(d)	24%
Year ended 12/31/18	10.73	0.13	(1.76)	(1.63)	(0.11)	–	(0.11)	8.99	(15.32)	54,854	1.02		1.02		1.19		26
Year ended 12/31/17	8.83	0.09	1.93	2.02	(0.12)	–	(0.12)	10.73	22.90	73,716	1.04		1.04		0.95		69
Year ended 12/31/16	8.35	0.10	0.47	0.57	(0.09)	–	(0.09)	8.83	6.81	62,130	1.05		1.05		1.14		47
Year ended 12/31/15	8.94	0.09	(0.23)	(0.14)	(0.13)	(0.32)	(0.45)	8.35	(1.42)	65,167	1.06		1.06		0.98		75

Series II
Year ended 12/31/19	8.99	0.13	2.02	2.15	(0.12)	(0.74)	(0.86)	10.28	24.82	10,561	1.26	(d)	1.26	(d)	1.29	(d)	24
Year ended 12/31/18	10.73	0.10	(1.75)	(1.65)	(0.09)	–	(0.09)	8.99	(15.54)	9,616	1.27		1.27		0.94		26
Year ended 12/31/17	8.83	0.07	1.92	1.99	(0.09)	–	(0.09)	10.73	22.60	13,043	1.29		1.29		0.70		69
Year ended 12/31/16	8.35	0.07	0.47	0.54	(0.06)	–	(0.06)	8.83	6.50	12,302	1.30		1.30		0.89		47
Year ended 12/31/15	8.93	0.07	(0.23)	(0.16)	(0.10)	(0.32)	(0.42)	8.35	(1.65)	13,286	1.31		1.31		0.73		75

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $58,379 and $10,361 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco V.I. Global Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Invesco V.I. Global Core Equity Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the

Invesco V.I. Global Core Equity Fund

collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $1 billion	0.670%

Next $ 500 million	0.645%

Next $ 1 billion	0.620%

Next $ 1 billion	0.595%

Next $ 1 billion	0.570%

Over $4.5 billion	0.545%

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.67%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.25% and Series II shares to 2.50% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Invesco V.I. Global Core Equity Fund

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $293.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $9,828 for accounting and fund administrative services and was reimbursed $104,728 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco V.I. Global Core Equity Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$860,179	$–	$860,179

Brazil	829,986	–	–	829,986

China	587,673	–	–	587,673

Denmark	–	1,701,585	–	1,701,585

France	–	776,430	–	776,430

Germany	–	4,241,109	–	4,241,109

Hong Kong	–	1,586,666	–	1,586,666

Ireland	670,742	–	–	670,742

Italy	–	2,564,930	–	2,564,930

Japan	–	7,692,712	–	7,692,712

Luxembourg	–	409,459	–	409,459

Netherlands	–	935,296	–	935,296

Singapore	–	988,821	–	988,821

South Korea	–	485,650	–	485,650

Spain	–	838,966	–	838,966

Sweden	–	850,230	–	850,230

Taiwan	–	730,915	–	730,915

United Kingdom	3,420,840	4,671,247	–	8,092,087

United States	33,862,309	1,752,935	–	35,615,244

Money Market Funds	134,488	–	–	134,488

Total Investments in Securities	39,506,038	31,087,130	–	70,593,168

Other Investments - Assets*

Forward Foreign Currency Contracts	–	6,462	–	6,462

Total Investments	$39,506,038	$31,093,592	$–	$70,599,630

*	Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2019:

Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$6,462

Derivatives not subject to master netting agreements	-

Total Derivative Assets subject to master netting agreements	$6,462

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2019.

	Financial Derivative Assets		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Royal Bank of Canada	$6,462	$6,462	$–	$–	$6,462

Invesco V.I. Global Core Equity Fund

Effect of Derivative Investments for the year ended December 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk

Realized Gain (Loss):
Forward foreign currency contracts	$(17,674)

Change in Net Unrealized Appreciation:
Forward foreign currency contracts	53,972

Total	$ 36,298

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$1,859,213

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018
Ordinary income	$1,865,502	$820,244

Long-term capital gain	3,842,640	–

Total distributions	$5,708,142	$820,244

Tax Components of Net Assets at Period-End:
2019
Undistributed ordinary income	$802,346

Net unrealized appreciation – investments	14,126,824

Net unrealized appreciation – foreign currencies	557

Temporary book/tax differences	(35,716)

Capital loss carryforward	(1,287,780)

Shares of beneficial interest	57,032,573

Total net assets	$70,638,804

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and forward foreign currency contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010

Invesco V.I. Global Core Equity Fund

can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2019, as follows:

	Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$356,447	$931,333	$1,287,780

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $16,599,058 and $24,862,826, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$15,891,255

Aggregate unrealized (depreciation) of investments	(1,764,431)

Net unrealized appreciation of investments	$14,126,824

Cost of investments for tax purposes is $56,472,806.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions and foreign currency transactions, on December 31, 2019, undistributed net investment income was decreased by $224,600 and undistributed net realized gain (loss) was increased by $224,600. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

		Summary of Share Activity
	Year ended December 31, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	173,169	$1,705,731	503,897	$5,374,444

Series II	12,211	120,875	8,185	83,331

Issued as reinvestment of dividends:
Series I	517,929	4,858,170	68,065	726,931

Series II	90,378	848,653	8,717	93,182

Reacquired:
Series I	(948,455)	(9,507,671)	(1,339,378)	(14,147,219)

Series II	(145,366)	(1,453,971)	(162,966)	(1,724,077)

Net increase (decrease) in share activity	(300,134)	$(3,428,213)	(913,480)	$(9,593,408)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 85% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Global Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Global Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Global Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Global Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,086.40	$5.31	$1,020.11	$5.14	1.01%
Series II	1,000.00	1,084.20	6.62	1,018.85	6.41	1.26

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Long-term Capital Gain Distribution	3,842,640
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	27.57%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Invesco V.I. Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman -1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. -1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis -1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Invesco V.I. Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort -1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Invesco V.I. Global Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Global Core Equity Fund

Annual Report to Shareholders	December 31, 2019

Invesco V.I. Global Real Estate Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

    If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

    You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Invesco Distributors, Inc.	VIGRE-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2019, Series I shares of Invesco V.I. Global Real Estate Fund (the Fund) outperformed the Fund’s style-specific benchmark, the Custom Invesco Global Real Estate Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/18 to 12/31/19, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	23.00%
Series II Shares	22.65
MSCI World Index▼ (Broad Market Index)	27.67
Custom Invesco Global Real Estate Index∎ (Style-Specific Index)	22.50
Lipper VUF Real Estate Funds Classification Average◆ (Peer Group)	27.14

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

Global economic data ended the year with indications of improving growth conditions for several important countries. The US Federal Reserve (the Fed) signaled limited interest rate change probability, reflecting a constructive view of the underlying US economy. US job growth and housing conditions accelerated toward the end of the year, with borrowing costs and income levels comparing favorably to prior year levels. Progress toward a US-China trade resolution improved investor confidence and increased risk appetites in equity markets toward year end. Regional economic activity in the Asia Pacific region was subdued at the end of the year, although confidence indicators were starting to show incremental improvements. European economic data was relatively poor toward the end of the year, with headlines focused on the fragility of the German manufacturing sector and the economic impact of political uncertainty in the UK. Both countries have flirted with recession, but have so far avoided it.

More positively, the French and Spanish economies were both improving slightly, while the Swedish Riksbank saw enough health in its domestic economy to raise interest rates and remove the country’s negative interest rate policy. The recent UK general election brought greater clarity on Brexit prospects, albeit the challenge of negotiating a trade deal between the UK and the European Union still needs to be met.

    Global listed real estate delivered performance above its long-term average absolute performance in 2019. Performance was driven by a combination of supportive fundamental and macroeconomic-related factors. Real estate investment trusts (REITs) delivered modest cash flow growth during the year, as expected, and REITs experienced multiple expansions as markets tended to reward predictable growth and well-covered dividends during a period of falling bond yields and slowing global growth. The end of the Fed’s period of monetary tightening served as a meaningful inflection point. Almost all the world’s key central banks added stimulus in 2019, which we believe is unlikely to be reversed in 2020 as inflation remains low. Demand for quality investment income remained undiminished in this low rate environment. Institutional allocations to direct real estate remained under-invested, which may be supportive of capital values for real estate in 2020. We believe slower global growth from 2019 may be followed with slightly improved growth. We believe such expansion may be supportive of tenant demand for real estate and where new development supply is not forthcoming, pricing power for landlords should remain and rent growth may be expected.

    Overall, the Fund modestly outperformed its style-specific benchmark during a year of strong positive performance. Key relative contributors included overall security selection, particularly in the US, the UK and China. Key relative detractors included security selection in Canada, an overweight allocation to Germany and an allocation to cash. Although the portfolio held a small amount of ancillary cash, it detracted meaningfully, as markets gained significant ground over the year.

    Top contributors to the Fund’s absolute performance during the year included industrial space owner and developer Prologis. A number of residential REITs also did well over the year, benefiting from economic and job growth tail-winds, including Mid-America Apartment Communities and Invitation Homes. In one of the largest transactions this year, Prologis acquired Liberty Property Trust in an all-stock deal valued at $12.6 billion, representing an opportunity for Prologis to utilize its global platform as a leading operator of distribution centers that serve local consumers or more global trade routes.

Portfolio Composition
By country	% of total net assets

United States	47.79%
Japan	10.40
China	6.33
Hong Kong	5.86
Germany	4.91
United Kingdom	4.64
Australia	3.05
Canada	2.90
Singapore	2.53
France	2.25
Countries, each less than 2% of portfolio	7.71
Money Market Funds Plus Other
Assets Less Liabilities	1.63

Top 10 Equity Holdings*
% of total net assets

1. Boston Properties, Inc.	3.16%
2. Prologis, Inc.	2.99
3. AvalonBay Communities, Inc.	2.80
4. Simon Property Group, Inc.	2.43
5. Ventas, Inc.	2.38
6. Healthpeak Properties, Inc.	1.92
7. Vonovia SE	1.91
8. VICI Properties, Inc.	1.56
9. UDR, Inc.	1.49
10. Hudson Pacific Properties, Inc.	1.48

Total Net Assets	$195.5 million

Total Number of Holdings*	181

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2019.

Invesco V.I. Global Real Estate Fund

    Top detractors from the Fund’s absolute performance during the year included Macerich and Ventas. Macerich is a regional mall operator that owns high-quality properties in the US. The company offered a discounted valuation and the prospect of stabilized operating results. Healthcare REIT Ventas reported a more modest outlook in the senior housing component of its business during the year, yet we believe the potential for growth remains favorable over the longer term.

    New holdings added to the Fund during the year included US REIT Essential Properties and Japanese REITs Tokyu Fudosan Holdings and LaSalle Logiport.

    At the end of the year, the Fund held neutral exposure to the North America region versus the style-specific benchmark, with a modest overweight position in Canada and a slight underweight position in the US. In the US, positioning focused on sectors and market exposures that support rental growth, as well as companies that can generate growth from attractive capital deployment opportunities.

    The Fund ended the year with an underweight allocation to the Asia Pacific region versus the style-specific benchmark, with a focus on stocks with company-specific growth opportunities and local relative value opportunity. Country weights across the region showed generally neutral exposure to Hong Kong and Japan and underweight exposure to Singapore and Australia, relative to the style-specific benchmark.

    The Fund also held an underweight allocation to the European region versus the style-specific benchmark at the close of the year. Key active positioning reflected a material underweight exposure to retail-focused REITs and overweight exposure to the secular growth prospects of industrial and residential real estate. Material country overweight exposure to Continental Europe was focused on Germany and smaller country overweight exposure was held in Spain.

    The Fund ended the year with a small underweight allocation to emerging markets versus the style-specific benchmark. Key active positioning resulted in relative underweight exposure to Chinese and Brazilian homebuilders and relative overweight exposure to Thailand and Philippines.

    At the end of the year, real estate continued to offer investors tangible asset exposure, with rents that could adjust upward (or downward) over time with economic strength and inflation. Listed real estate companies generally maintained financial discipline, falling credit costs were improving cash flows modestly and absolute levels of debt remained in check. Many companies had the ability to utilize attractively priced new equity and debt to complete accretive acquisitions and enhance their growth rate. While recognizing the need to maintain attractive yield characteristics in an income-starved world, our overall portfolio maintained a bias toward companies with higher quality assets, supply-constrained real estate market exposure, generally lower-leveraged balance sheets and, most importantly, above-average earnings and asset value growth.

    We thank you for your continued investment in Invesco V.I. Global Real Estate Fund.

Portfolio managers:

Mark Blackburn

James Cowen - Co-lead

Paul Curbo - Co-lead

Grant Jackson

Joe Rodriguez, Jr. - Co-lead

Darin Turner

Ping-Ying Wang - Co-lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Global Real Estate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1	Source: Lipper Inc.
2	Source: RIMES Technologies Corp.
3	Sources: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee

future results.

Average Annual Total Returns
As of 12/31/19

Series I Shares
Inception (3/31/98)	7.96%
10 Years	8.07
5 Years	5.58
1 Year	23.00

Series II Shares
Inception (4/30/04)	7.90%
10 Years	7.81
5 Years	5.31
1 Year	22.65

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.01% and 1.26%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Global Real Estate Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Global Real Estate Fund

Invesco V.I. Global Real Estate Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Custom Invesco Global Real Estate Index is composed of the FTSE EPRA/NAREIT Developed Index (gross) from Fund inception through February 17, 2005; the FTSE EPRA/ NAREIT Developed Index (net) from February 18, 2005, through June 30, 2014; and the FTSE/EPRA NAREIT Global Index (net) thereafter.
∎	The Lipper VUF Real Estate Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Real Estate Funds classification.
∎	The FTSE EPRA/NAREIT Developed Index is considered representative of global real estate companies and REITs. The net version of the index is computed using the net return, which withholds taxes for non-resident investors.
∎	The FTSE EPRA/NAREIT Global Index is designed to track the performance of listed real estate companies and REITS in developed and emerging markets. The net version of the index is computed using the net return, which withholds taxes for non-resident investors.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Global Real Estate Fund

Schedule of Investments

December 31, 2019

	Shares	Value
Common Stocks & Other Equity Interests–98.37%
Australia–3.05%
Dexus	122,486	$1,007,893

Goodman Group	96,294	905,181

GPT Group (The)	173,717	683,834

Mirvac Group	566,173	1,266,288

Scentre Group	778,157	2,094,968

		5,958,164

Brazil–0.56%
BR Malls Participacoes S.A.	108,925	489,679

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	34,800	257,324

Multiplan Empreendimentos Imobiliarios S.A.	41,700	343,838

		1,090,841

Canada–2.90%
Allied Properties REIT	34,972	1,402,327

Canadian Apartment Properties REIT	23,906	975,902

H&R REIT	25,981	422,162

Killam Apartment REIT	70,471	1,027,855

SmartCentres REIT	59,311	1,425,510

Summit Industrial Income REIT	45,000	417,928

		5,671,684

Chile–0.08%
Parque Arauco S.A.	60,410	148,901

China–6.33%
Agile Group Holdings Ltd.	284,000	427,816

CapitaLand Retail China Trust	301,256	360,594

China Aoyuan Group Ltd.	53,000	86,621

China Evergrande Group(a)	218,000	606,505

China Jinmao Holdings Group Ltd.	748,000	583,265

China Overseas Land & Investment Ltd.	412,000	1,609,085

China Resources Land Ltd.	292,444	1,457,150

China SCE Group Holdings Ltd.	594,000	346,760

China Vanke Co. Ltd., H Shares	198,500	847,369

CIFI Holdings Group Co. Ltd.	366,000	309,713

Country Garden Holdings Co. Ltd.	841,000	1,351,389

Guangzhou R&F Properties Co. Ltd., H Shares	170,400	314,621

Jiayuan International Group Ltd.	106,000	41,517

Logan Property Holdings Co. Ltd.	184,000	309,533

Longfor Group Holdings Ltd.(b)	173,500	814,848

Ronshine China Holdings Ltd.(a)	121,500	168,523

Shenzhen Investment Ltd.	496,000	198,703

Shimao Property Holdings Ltd.	125,000	485,418

SOHO China Ltd.	213,500	80,598

Sunac China Holdings Ltd.	232,000	1,390,323

Times China Holdings Ltd.	78,000	156,025

	Shares	Value
China–(continued)
Times Neighborhood Holdings Ltd.(a)	30,000	$18,672

Yanlord Land Group Ltd.	72,800	65,524

Yuexiu Property Co. Ltd.	1,468,000	339,672

		12,370,244

France–2.25%
Gecina S.A.	7,053	1,264,228

ICADE	9,779	1,066,090

Unibail-Rodamco-Westfield	159	25,085

Unibail-Rodamco-Westfield	12,989	2,052,180

		4,407,583

Germany–4.91%
Aroundtown S.A.	165,104	1,478,537

Deutsche Wohnen SE	39,424	1,611,120

Grand City Properties S.A.	63,690	1,527,519

LEG Immobilien AG	10,461	1,238,977

Vonovia SE	69,385	3,735,418

		9,591,571

Hong Kong–5.86%
CK Asset Holdings Ltd.	194,300	1,408,159

Hang Lung Properties Ltd.	550,000	1,202,378

K Wah International Holdings Ltd.	120,000	67,056

Kerry Properties Ltd.	63,000	200,767

Link REIT	226,500	2,404,621

Mapletree North Asia Commercial Trust	178,000	153,668

New World Development Co. Ltd.	910,000	1,248,038

Sino Land Co. Ltd.	374,000	544,916

Sun Hung Kai Properties Ltd.	172,000	2,638,347

Swire Properties Ltd.	219,800	730,396

Wharf Real Estate Investment Co. Ltd.	123,000	754,222

Yuexiu REIT	156,000	105,735

		11,458,303

India–0.11%
DLF Ltd.	6,013	19,463

Oberoi Realty Ltd.	27,494	204,805

		224,268

Indonesia–0.18%
PT Bumi Serpong Damai Tbk(a)	864,800	77,976

PT Pakuwon Jati Tbk	4,632,400	189,742

PT Summarecon Agung Tbk	1,301,200	94,119

		361,837

Japan–10.40%
Activia Properties, Inc.	219	1,098,243

Comforia Residential REIT, Inc.	301	952,751

Daiwa House REIT Investment Corp.	330	862,106

Daiwa Office Investment Corp.	181	1,390,401

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

	Shares	Value
Japan–(continued)
Invincible Investment Corp.	905	$515,545

Japan Hotel REIT Investment Corp.	462	345,225

Japan Real Estate Investment Corp.	179	1,187,527

Japan Rental Housing Investments, Inc.	580	567,412

Japan Retail Fund Investment Corp.	327	703,028

LaSalle Logiport REIT	519	771,031

Mitsubishi Estate Co. Ltd.	93,220	1,782,106

Mitsui Fudosan Co. Ltd.	98,258	2,399,847

Mitsui Fudosan Logistics Park, Inc.	198	879,218

Mori Hills REIT Investment Corp.	442	734,186

Nippon Accommodations Fund, Inc.	108	682,454

Nippon Building Fund, Inc.	126	923,283

Nomura Real Estate Holdings, Inc.	25,400	611,231

Nomura Real Estate Master Fund, Inc.	412	704,085

ORIX JREIT, Inc.	273	591,949

Sumitomo Realty & Development Co. Ltd.	46,589	1,624,980

Tokyu Fudosan Holdings Corp.	145,500	1,004,643

		20,331,251

Malaysia–0.14%
IOI Properties Group Bhd.	394,600	119,725

Mah Sing Group Bhd.	291,200	50,261

Sime Darby Property Bhd.	465,100	104,156

		274,142

Malta–0.00%
BGP Holdings PLC, (Acquired 08/06/2009; Cost $0)(a)(c)	1,355,927	0

Mexico–0.49%
Fibra Uno Administracion S.A. de C.V.	335,200	519,088

Macquarie Mexico Real Estate Management S.A. de C.V.(b)	217,800	284,755

PLA Administradora Industrial, S. de R.L. de C.V.	96,200	157,726

		961,569

Philippines–0.95%
Altus San Nicolas Corp.(a)(c)	4,684	481

Ayala Land, Inc.	722,930	648,325

Megaworld Corp.	5,405,300	425,445

SM Prime Holdings, Inc.	954,800	791,932

		1,866,183

Singapore–2.53%
Ascendas India Trust	169,800	195,763

Ascendas REIT	373,056	824,189

CapitaLand Commercial Trust	288,700	427,444

CapitaLand Ltd.	353,400	985,678

CapitaLand Mall Trust	305,800	559,440

City Developments Ltd.	73,000	595,317

Mapletree Commercial Trust	494,621	879,050

Mapletree Logistics Trust	363,500	470,582

		4,937,463

	Shares	Value

South Africa–0.66%
Growthpoint Properties Ltd.	374,398	$592,484

Hyprop Investments Ltd.	42,310	169,301

Redefine Properties Ltd.	621,965	336,284

SA Corporate Real Estate Ltd.	881,591	192,697

		1,290,766

Spain–1.02%
Inmobiliaria Colonial SOCIMI S.A.	73,676	940,116

Merlin Properties SOCIMI S.A.	72,890	1,047,498

		1,987,614

Sweden–1.85%
Fabege AB	68,831	1,144,750

Hufvudstaden AB, Class A	60,643	1,198,910

Wihlborgs Fastigheter AB	69,289	1,276,265

		3,619,925

Switzerland–0.87%
Swiss Prime Site AG(a)	14,599	1,692,380

Thailand–0.60%
AP Thailand PCL, Foreign Shares	268,400	66,036

Central Pattana PCL, Foreign Shares	500,900	1,035,493

Supalai PCL, Foreign Shares	67,600	40,235

Supalai PCL, NVDR	41,900	24,939

		1,166,703

Turkey–0.03%
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	227,990	55,988

United Arab Emirates–0.17%
Emaar Development PJSC	220,013	234,889

Emaar Malls PJSC	203,254	101,208

		336,097

United Kingdom–4.64%
Assura PLC	831,882	859,890

Big Yellow Group PLC	42,671	679,907

Derwent London PLC	17,331	925,682

GCP Student Living PLC	198,924	522,213

Grainger PLC	163,808	680,073

Land Securities Group PLC	136,905	1,798,977

Segro PLC	152,964	1,825,903

Tritax Big Box REIT PLC	518,072	1,022,533

Workspace Group PLC	47,704	755,945

		9,071,123

United States–47.79%
Agree Realty Corp.	24,758	1,737,269

Alexandria Real Estate Equities, Inc.	10,642	1,719,534

American Assets Trust, Inc.	14,396	660,776

American Homes 4 Rent, Class A	73,145	1,917,130

Americold Realty Trust	47,997	1,682,775

AvalonBay Communities, Inc.	26,135	5,480,509

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

	Shares	Value
United States–(continued)
Boston Properties, Inc.	44,871	$6,185,916

Camden Property Trust	11,555	1,225,986

CareTrust REIT, Inc.	24,722	510,015

Crown Castle International Corp.	6,907	981,830

CyrusOne, Inc.	13,988	915,235

Digital Realty Trust, Inc.	9,868	1,181,594

EastGroup Properties, Inc.	5,267	698,773

Empire State Realty Trust, Inc., Class A	68,894	961,760

EPR Properties	14,782	1,044,200

Equity LifeStyle Properties, Inc.	17,227	1,212,609

Essential Properties Realty Trust, Inc.	28,002	694,730

Essex Property Trust, Inc.	6,593	1,983,570

Extra Space Storage, Inc.	5,891	622,207

Federal Realty Investment Trust	10,711	1,378,827

Four Corners Property Trust, Inc.	14,324	403,794

Gaming and Leisure Properties, Inc.	17,619	758,498

Healthpeak Properties, Inc.	108,709	3,747,199

Hudson Pacific Properties, Inc.	77,108	2,903,116

Invitation Homes, Inc.	86,862	2,603,254

Macerich Co. (The)	52,034	1,400,755

Medical Properties Trust, Inc.	57,802	1,220,200

Mid-America Apartment Communities, Inc.	13,332	1,757,958

Omega Healthcare Investors, Inc.	30,081	1,273,930

Park Hotels & Resorts, Inc.	51,717	1,337,919

Pebblebrook Hotel Trust	70,861	1,899,783

Prologis, Inc.	65,471	5,836,085

Public Storage	9,468	2,016,305

QTS Realty Trust, Inc., Class A	24,211	1,313,931

Realty Income Corp.	11,708	862,060

Regency Centers Corp.	18,475	1,165,588

	Shares	Value
United States–(continued)
Retail Opportunity Investments Corp.	46,719	$825,058

Rexford Industrial Realty, Inc.	23,471	1,071,921

RLJ Lodging Trust	83,590	1,481,215

SBA Communications Corp., Class A	3,559	857,683

Simon Property Group, Inc.	31,872	4,747,653

STAG Industrial, Inc.	49,263	1,555,233

Sun Communities, Inc.	17,315	2,598,981

Sunstone Hotel Investors, Inc.	39,151	544,982

Terreno Realty Corp.	18,916	1,024,112

UDR, Inc.	62,428	2,915,388

Ventas, Inc.	80,439	4,644,548

VEREIT, Inc.	165,428	1,528,555

VICI Properties, Inc.	119,502	3,053,276

Vornado Realty Trust	27,627	1,837,196

Welltower, Inc.	17,669	1,444,971

		93,426,392

Total Common Stocks & Other Equity Interests (Cost $168,467,277)		192,300,992

Money Market Funds–1.26%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(d)	857,646	857,646

Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(d)	618,784	618,970

Invesco Treasury Portfolio, Institutional Class, 1.49%(d)	980,167	980,167

Total Money Market Funds (Cost $2,456,793)		2,456,783

TOTAL INVESTMENTS IN SECURITIES–99.63% (Cost $170,924,070)		194,757,775

OTHER ASSETS LESS LIABILITIES–0.37%		729,902

NET ASSETS-100.00%		$195,487,677

Investment Abbreviations:

NVDR	– Non-Voting Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2019 was $1,099,603, which represented less than 1% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in securities, at value (Cost $168,467,277)	$192,300,992

Investments in affiliated money market funds, at value (Cost $2,456,793)	2,456,783

Foreign currencies, at value (Cost $217,154)	217,374

Receivable for:
Investments sold	43,613

Fund shares sold	23,636

Dividends	781,357

Investment for trustee deferred compensation and retirement plans	75,885

Other assets	22,383

Total assets	195,922,023

Liabilities:
Payable for:
Investments purchased	21,261

Fund shares reacquired	116,219

Amount due custodian	18,582

Accrued foreign taxes	5,010

Accrued fees to affiliates	103,250

Accrued other operating expenses	85,848

Trustee deferred compensation and retirement plans	84,176

Total liabilities	434,346

Net assets applicable to shares outstanding	$195,487,677

Net assets consist of:
Shares of beneficial interest	$165,667,385

Distributable earnings	29,820,292

$195,487,677

Net Assets:
Series I	$150,254,572

Series II	$45,233,105

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	8,248,340

Series II	2,544,661

Series I:
Net asset value per share	$18.22

Series II:
Net asset value per share	$17.78

Statement of Operations

For the year ended December 31, 2019

Investment income:
Dividends (net of foreign withholding taxes of $280,951)	$5,998,563

Dividends from affiliated money market funds	56,089

Total investment income	6,054,652

Expenses:
Advisory fees	1,391,610

Administrative services fees	298,898

Custodian fees	97,151

Distribution fees - Series II	104,243

Transfer agent fees	34,868

Trustees’ and officers’ fees and benefits	20,998

Reports to shareholders	13,684

Professional services fees	49,062

Other	18,413

Total expenses	2,028,927

Less: Fees waived	(2,990)

Net expenses	2,025,937

Net investment income	4,028,715

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $50,159)	6,517,104

Foreign currencies	(13,574)

6,503,530

Change in net unrealized appreciation of:
Investment securities (net of foreign taxes of $12,007)	25,177,524

Foreign currencies	2,243

25,179,767

Net realized and unrealized gain	31,683,297

Net increase in net assets resulting from operations	$35,712,012

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018

Operations:
Net investment income	$4,028,715	$7,824,734

Net realized gain	6,503,530	32,257,333

Change in net unrealized appreciation (depreciation)	25,179,767	(62,318,170)

Net increase (decrease) in net assets resulting from operations	35,712,012	(22,236,103)

Distributions to shareholders from distributable earnings:
Series I	(6,628,755)	(6,963,469)

Series II	(1,565,707)	(12,230,519)

Total distributions from distributable earnings	(8,194,462)	(19,193,988)

Share transactions–net:
Series I	3,645,528	(17,886,490)

Series II	12,709,777	(207,381,121)

Net increase (decrease) in net assets resulting from share transactions	16,355,305	(225,267,611)

Net increase (decrease) in net assets	43,872,855	(266,697,702)

Net assets:
Beginning of year	151,614,822	418,312,524

End of year	$195,487,677	$151,614,822

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/19	$15.52	$0.39		$3.15	$3.54	$(0.82)	$(0.02)	$(0.84)	$18.22	23.00%	$150,255	1.04	%(d)	1.04	%(d)	2.22	%(d)	61%
Year ended 12/31/18	17.38	0.40		(1.41)	(1.01)	(0.65)	(0.20)	(0.85)	15.52	(6.10)	124,816	1.01		1.01		2.38		57
Year ended 12/31/17	16.15	0.45	(e)	1.62	2.07	(0.56)	(0.28)	(0.84)	17.38	12.98	158,229	1.02		1.02		2.63	(e)	50
Year ended 12/31/16	16.36	0.30		0.08	0.38	(0.27)	(0.32)	(0.59)	16.15	2.04	147,382	1.05		1.05		1.81		66
Year ended 12/31/15	17.24	0.31		(0.59)	(0.28)	(0.60)	-	(0.60)	16.36	(1.48)	208,796	1.11		1.11		1.79		72
Series II
Year ended 12/31/19	15.03	0.34		3.04	3.38	(0.61)	(0.02)	(0.63)	17.78	22.65	45,233	1.29	(d)	1.29	(d)	1.97	(d)	61
Year ended 12/31/18	16.86	0.34		(1.35)	(1.01)	(0.62)	(0.20)	(0.82)	15.03	(6.33)	26,799	1.26		1.26		2.13		57
Year ended 12/31/17	15.69	0.39	(e)	1.58	1.97	(0.52)	(0.28)	(0.80)	16.86	12.73	260,083	1.27		1.27		2.38	(e)	50
Year ended 12/31/16	15.91	0.25		0.08	0.33	(0.23)	(0.32)	(0.55)	15.69	1.82	216,893	1.30		1.30		1.56		66
Year ended 12/31/15	16.79	0.26		(0.58)	(0.32)	(0.56)	-	(0.56)	15.91	(1.74)	208,000	1.36		1.36		1.54		72

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $143,853 and $41,695 for Series I and Series II shares, respectively.
(e)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.38 and 2.18%, $0.32 and 1.93% for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco V.I. Global Real Estate Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Invesco V.I. Global Real Estate Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or

Invesco V.I. Global Real Estate Fund

losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks – The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.750%

Next $250 million	0.740%

Next $500 million	0.730%

Next $1.5 billion	0.720%

Next $2.5 billion	0.710%

Next $2.5 billion	0.700%

Next $2.5 billion	0.690%

Over $10 billion	0.680%

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $2,990.

Invesco V.I. Global Real Estate Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $25,886 for accounting and fund administrative services and was reimbursed $273,012 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco V.I. Global Real Estate Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$—	$5,958,164	$ —	$5,958,164

Brazil	—	1,090,841	—	1,090,841

Canada	5,671,684	—	—	5,671,684

Chile	—	148,901	—	148,901

China	18,672	12,351,572	—	12,370,244

France	25,085	4,382,498	—	4,407,583

Germany	—	9,591,571	—	9,591,571

Hong Kong	—	11,458,303	—	11,458,303

India	—	224,268	—	224,268

Indonesia	—	361,837	—	361,837

Japan	—	20,331,251	—	20,331,251

Malaysia	—	274,142	—	274,142

Malta	—	—	0	0

Mexico	961,569	—	—	961,569

Philippines	—	1,865,702	481	1,866,183

Singapore	—	4,937,463	—	4,937,463

South Africa	—	1,290,766	—	1,290,766

Spain	—	1,987,614	—	1,987,614

Sweden	—	3,619,925	—	3,619,925

Switzerland	—	1,692,380	—	1,692,380

Thailand	1,141,764	24,939	—	1,166,703

Turkey	—	55,988	—	55,988

United Arab Emirates	—	336,097	—	336,097

United Kingdom	—	9,071,123	—	9,071,123

United States	93,426,392	—	—	93,426,392

Money Market Funds	2,456,783	—	—	2,456,783

Total Investments	$103,701,949	$91,055,345	$481	$194,757,775

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018

Ordinary income	$7,977,318	$14,684,055

Long-term capital gain	217,144	4,509,933

Total distributions	$8,194,462	$19,193,988

Invesco V.I. Global Real Estate Fund

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$8,106,844

Undistributed long-term capital gain	2,947,580

Net unrealized appreciation – investments	18,828,109

Net unrealized appreciation - foreign currencies	2,183

Temporary book/tax differences	(64,424)

Shares of beneficial interest	165,667,385

Total net assets	$195,487,677

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and the tax treatment of passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2019.

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $122,546,053 and $111,178,465, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$24,896,439

Aggregate unrealized (depreciation) of investments	(6,068,330)

Net unrealized appreciation of investments	$18,828,109

Cost of investments for tax purposes is $175,929,666.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on December 31, 2019, undistributed net investment income was increased by $1,809,872 and undistributed net realized gain was decreased by $1,809,872. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 9–Share Information

	Summary of Share Activity
	Year ended December 31, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	1,903,457	$33,607,781	1,662,498	$28,085,608

Series II	1,239,958	20,535,447	1,936,421	31,871,041

Issued as reinvestment of dividends:
Series I	375,567	6,628,755	418,729	6,963,469

Series II	90,818	1,565,707	759,188	12,230,519

Invesco V.I. Global Real Estate Fund

	Summary of Share Activity

	Year ended December 31, 2019(a)		Year ended December 31, 2018

	Shares	Amount	Shares	Amount

Reacquired:
Series I	(2,070,856)	$(36,591,008)	(3,142,606)	$(52,935,567)

Series II	(569,384)	(9,391,377)	(16,340,645)	(251,482,681)

Net increase (decrease) in share activity	969,560	$16,355,305	(14,706,415)	$(225,267,611)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Global Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Global Real Estate Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,062.90	$5.41	$1,019.96	$5.30	1.04%
Series II	1,000.00	1,061.20	6.70	1,018.70	6.56	1.29

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Long-term Capital Gain Distribution	$217,144
Corporate Dividends Received Deduction*	0.10%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Invesco V.I. Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management -Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Invesco V.I. Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Invesco V.I. Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Global Real Estate Fund

Annual Report to Shareholders	December 31, 2019

Invesco V.I. Government Money Market Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

    If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

    You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

    The Fund provides a complete list of its holdings in various monthly and quarterly regulatory filings. The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) monthly on Form N-MFP. For the second and fourth quarters, the list appears in the Fund’s semiannual and annual reports to shareholders. The Fund’s Form N-MFP filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-MFP, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Invesco Distributors, Inc.	VIGMKT-AR-1

Management’s Discussion

Fund Information

This annual report for Invesco V.I. Government Money Market Fund (the Fund) covers the year ended December 31, 2019.

    As of December 31, 2019, the Fund’s net assets totaled $670.6 million. As of the same date, the Fund’s weighted average maturity was 23 days and the Fund’s weighted average life was 112 days.

    Weighted average maturity (WAM) is an average of the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes.

    Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.

Market conditions affecting money market funds

After raising interest rates four times in 2018, the US Federal Reserve (the Fed) adopted a more accommodative monetary policy during 2019. At the start of the year, the Fed indicated there would likely be no interest rate hikes in 2019. During the first half of 2019, the Fed left rates unchanged. In the second half of the year, the Fed cut the federal funds rate by 0.25% three times in July, September and October 2019, respectively.1 This left the federal funds target range at 1.50% to 1.75% at the close of 2019.

    One of the major developments impacting money market funds and the money market industry during the second half 2019 was the volatility in the short-term funding markets. October 2019, the Fed directed the Federal Reserve Bank of New York Trading Desk (the Desk) to purchase $60 billion per month in short-term Treasury Bills at least into the second quarter of 2020 to maintain sufficient reserve balances. This has resulted in the flattening of the US Treasury curve and the stabilization of the repurchase agreement operations (repo) markets. Repos have been trending toward the lower end of the federal funds rate of 1.50% in part due to the Fed conducting overnight and term repo operations to keep adequate reserve supply and to lessen the risk of money market pressures on certain funding dates. Although many investors anticipated further volatility through the end of 2019 the Fed was able to supply enough liquidity to the markets so that repo rates were well contained heading into 2020.

    At the close of the year, it was Invesco Global Liquidity’s view that the Federal Open Market Committee (FOMC ) monetary policy directive would remain on hold for the year 2020, net issuance of

Treasury supply would be negative, and it would continue to stabilize the funding of markets by liquidity injections in the form of temporary open market operations and Treasury Bill purchases.

    For over 35 years, Invesco Global Liquidity has been a core business for Invesco. We believe in a disciplined investment process, high credit quality solutions, distinguished client engagement and consistent performance.

1 Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Team managed by Invesco Advisers, Inc.

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Portfolio Composition by Maturity
In days, as of 12/31/2019

1-7	9.4%
8-30	14.7
31-60	9.3
61-90	18.3
91-180	14.8
181+	33.5

The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

Invesco V.I. Government Money Market Fund

Invesco V.I. Government Money Market Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Invesco V.I. Government Money Market Fund

Schedule of Investments

December 31, 2019

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Government Sponsored Agency Securities-31.88%
Federal Farm Credit Bank (FFCB)-2.24%
Federal Farm Credit Bank (1 mo. USD LIBOR - 0.06%)(a)	1.73%	03/25/2020	$8,500	$8,499,156

Federal Farm Credit Bank (1 mo. USD LIBOR)(a)	1.79%	06/25/2020	1,500	1,500,070

Federal Farm Credit Bank (1 mo. USD LIBOR - 0.06%)(a)	1.75%	07/29/2020	5,000	4,999,654

				14,998,880

Federal Home Loan Bank (FHLB)-23.23%
Federal Home Loan Bank (1 mo. USD LIBOR - 0.07%)(a)	1.72%	01/23/2020	9,800	9,799,753

Federal Home Loan Bank (SOFR + 0.03%)(a)	1.58%	03/06/2020	10,000	10,000,000

Federal Home Loan Bank (1 mo. USD LIBOR - 0.07%)(a)	1.66%	04/06/2020	10,000	10,000,000

Federal Home Loan Bank (1 mo. USD LIBOR - 0.06%)(a)	1.75%	04/28/2020	5,000	5,000,000

Federal Home Loan Bank (3 mo. USD LIBOR - 0.22%)(a)	1.67%	06/08/2020	15,000	15,000,000

Federal Home Loan Bank (1 mo. USD LIBOR - 0.06%)(a)	1.65%	06/09/2020	5,000	5,000,000

Federal Home Loan Bank (3 mo. USD LIBOR - 0.22%)(a)	1.67%	06/09/2020	10,000	10,000,000

Federal Home Loan Bank (1 mo. USD LIBOR - 0.06%)(a)	1.66%	06/10/2020	10,000	9,999,822

Federal Home Loan Bank (1 mo. USD LIBOR - 0.07%)(a)	1.67%	06/12/2020	5,000	5,000,000

Federal Home Loan Bank (1 mo. USD LIBOR - 0.07%)(a)	1.65%	07/13/2020	10,000	10,000,000

Federal Home Loan Bank (SOFR + 0.03%)(a)	1.58%	07/17/2020	5,000	5,000,000

Federal Home Loan Bank (SOFR + 0.08%)(a)	1.63%	07/24/2020	3,000	3,000,000

Federal Home Loan Bank (1 mo. USD LIBOR - 0.06%)(a)	1.69%	08/13/2020	5,000	5,000,000

Federal Home Loan Bank (SOFR + 0.05%)(a)	1.60%	09/28/2020	10,000	10,000,000

Federal Home Loan Bank (1 mo. USD LIBOR - 0.05%)(a)	1.70%	10/15/2020	2,000	2,000,000

Federal Home Loan Bank (SOFR + 0.03%)(a)	1.58%	11/06/2020	4,000	4,000,000

Federal Home Loan Bank (SOFR + 0.05%)(a)	1.60%	01/22/2021	5,000	5,000,000

Federal Home Loan Bank (SOFR + 0.05%)(a)	1.60%	01/28/2021	12,000	11,999,975

Federal Home Loan Bank (SOFR + 0.04%)(a)	1.59%	02/09/2021	8,000	8,000,000

Federal Home Loan Bank (SOFR + 0.07%)(a)	1.62%	02/26/2021	5,000	5,000,000

Federal Home Loan Bank (SOFR + 0.17%)(a)	1.72%	04/09/2021	5,000	5,000,000

Federal Home Loan Bank (SOFR + 0.08%)(a)	1.63%	07/23/2021	2,000	2,000,000

				155,799,550

Federal Home Loan Mortgage Corp. (FHLMC)-2.24%
Federal Home Loan Mortgage Corp. (SOFR + 0.04%)(a)	1.59%	04/03/2020	5,000	5,000,000

Federal Home Loan Mortgage Corp. (SOFR + 0.04%)(a)	1.59%	09/10/2020	4,000	4,000,000

Federal Home Loan Mortgage Corp. (SOFR + 0.03%)(a)	1.58%	02/05/2021	3,000	3,000,000

Federal Home Loan Mortgage Corp. (SOFR + 0.03%)(a)	1.58%	02/19/2021	3,000	3,000,000

				15,000,000

Federal National Mortgage Association (FNMA)-0.45%
Federal National Mortgage Association (SOFR + 0.06%)(a)	1.61%	07/30/2020	3,000	3,000,000

Overseas Private Investment Corp. (OPIC)-3.72%
Overseas Private Investment Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(b)	1.95%	09/15/2020	5,000	5,000,000

Overseas Private Investment Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(b)	1.95%	06/15/2025	3,000	3,000,000

Overseas Private Investment Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(b)	1.95%	07/15/2025	298	297,722

Overseas Private Investment Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(b)	1.95%	02/15/2028	9,167	9,166,667

Overseas Private Investment Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(b)	1.54%	07/07/2040	7,494	7,493,565

				24,957,954

Total U.S. Government Sponsored Agency Securities (Cost $213,756,384)				213,756,384

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities-27.07%
U.S. Treasury Bills-17.83%(c)
U.S. Treasury Bills	1.64%	01/23/2020	$10,000	$9,990,039

U.S. Treasury Bills	1.56%	01/28/2020	10,000	9,988,338

U.S. Treasury Bills	1.56%	02/18/2020	10,000	9,979,267

U.S. Treasury Bills	1.57%	02/25/2020	25,000	24,940,226

U.S. Treasury Bills	1.57%	03/05/2020	15,000	14,958,400

U.S. Treasury Bills	1.56%	03/26/2020	5,000	4,981,642

U.S. Treasury Bills	1.52%	04/02/2020	5,000	4,980,789

U.S. Treasury Bills	1.69%	04/09/2020	10,000	9,953,800

U.S. Treasury Bills	1.63%	04/16/2020	5,000	4,976,150

U.S. Treasury Bills	1.62%	04/30/2020	10,000	9,946,333

U.S. Treasury Bills	1.58%	06/25/2020	5,000	4,961,622

U.S. Treasury Bills	1.56%	07/02/2020	5,000	4,960,567

U.S. Treasury Bills	1.78%	08/13/2020	5,000	4,945,312

				119,562,485

U.S. Treasury Notes-9.24%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.05%)(a)	1.57%	10/31/2020	38,000	37,999,094

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.12%)(a)	1.64%	01/31/2021	14,000	13,994,502

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.14%)(a)	1.67%	04/30/2021	10,000	10,000,038

				61,993,634

Total U.S. Treasury Securities (Cost $181,556,119)				181,556,119

TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-58.95% (Cost $395,312,503)				395,312,503

			Repurchase Amount

Repurchase Agreements-42.46%(d)
Bank of Montreal, joint term agreement dated 11/14/2019, aggregate maturing value of $501,358,333 (collateralized by U.S. Treasury obligations and domestic agency mortgage-backed securities valued at $510,000,000; 2.50% - 7.00%; 03/31/2023 - 12/01/2049)(e)	1.63%	01/13/2020	10,027,167	10,000,000

BMO Capital Markets Corp., joint term agreement dated 11/14/2019, aggregate maturing value of $1,002,790,000 (collateralized by U.S. Treasury obligations valued at $1,020,000,093; 0% - 8.75%; 01/02/2020 - 08/15/2049)(e)	1.62%	01/15/2020	5,013,950	5,000,000

BNP Paribas Securities Corp., joint term agreement dated 12/09/2019, aggregate maturing value of $1,001,383,333 (collateralized by U.S. Treasury obligations valued at $1,020,000,037; 0% - 6.00%; 01/02/2020 - 02/15/2049)(e)	1.66%	01/08/2020	10,013,833	10,000,000

BNP Paribas Securities Corp., term agreement dated 12/04/2019, maturing value of $8,032,600 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $8,160,000; 0% - 3.50%; 01/02/2020 - 09/20/2049)(e)	1.63%	03/03/2020	8,032,600	8,000,000

CIBC World Markets Corp. , term agreement dated 11/01/2019, maturing value of $10,032,444 (collateralized by U.S. Treasury obligations valued at $10,200,007; 0.50% - 3.00%; 07/31/2021 - 08/15/2049)(e)	1.60%	01/13/2020	10,032,444	10,000,000

CIBC World Markets Corp., joint term agreement dated 10/11/2019, aggregate maturing value of $502,162,500 (collateralized by U.S. Treasury obligations valued at $510,000,289; 0.13% - 3.63%; 02/15/2021 - 08/15/2049)(e)	1.73%	01/09/2020	5,021,625	5,000,000

CIBC World Markets Corp., term agreement dated 11/04/2019, maturing value of $15,046,667 (collateralized by U.S. Treasury obligations valued at $15,300,063; 1.38% - 3.75%; 12/31/2020 - 08/15/2049)(e)	1.60%	01/13/2020	15,046,667	15,000,000

Credit Agricole Corporate & Investment Bank, joint term agreement dated 12/09/2019, aggregate maturing value of $1,001,420,833 (collateralized by U.S. Treasury obligations valued at $1,020,000,109; 0.13% - 3.63%; 01/15/2020 - 08/15/2047)(e)	1.65%	01/09/2020	10,014,208	10,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value
Credit Agricole Corporate & Investment Bank, joint term agreement dated 12/23/2019, aggregate maturing value of $1,004,044,444 (collateralized by U.S. Treasury obligations valued at $1,020,000,081; 0.13% - 4.25%; 06/30/2020 - 11/15/2040)(e)	1.60%	03/23/2020	$11,044,489	$11,000,000

ING Financial Markets, LLC, joint term agreement dated 11/21/2019, aggregate maturing value of $685,836,727 (collateralized by domestic agency mortgage-backed securities and a U.S. Treasury obligation valued at $696,660,001; 1.75% - 6.50%; 01/01/2024 - 09/01/2057)	1.68%	02/18/2020	18,074,760	18,000,000

J.P. Morgan Securities LLC, joint open agreement dated 05/02/2019 (collateralized by U.S. Treasury obligations, domestic agency mortgage-backed securities and U.S. government sponsered agency obligations valued at $510,000,033; 0% - 6.00%; 09/30/2020 - 08/01/2049)(f)	1.55%	-	-	12,000,000

J.P. Morgan Securities LLC, joint open agreement dated 05/15/2019 (collateralized by U.S. Treasury obligations and domestic agency mortgage-backed securities valued at $295,800,004; 0% - 6.50%; 02/15/2020 - 12/01/2049)(f)	1.59%	-	-	5,000,000

J.P. Morgan Securities LLC, joint open agreement dated 07/18/2019 (collateralized by U.S. Treasury obligations valued at $357,000,120; 0% - 2.75%; 02/06/2020 - 07/15/2025)(f)	1.53%	-	-	5,000,000

J.P. Morgan Securities LLC, joint open agreement dated 10/15/2019 (collateralized by U.S. Treasury obligations, domestic agency mortgage-backed securities and a U.S. government sponsored agency obligation valued at $408,000,001; 0% - 8.00%; 01/01/2029 - 12/16/2059)(f)	1.56%	-	-	10,000,000

J.P. Morgan Securities LLC, joint term agreement dated 12/04/2019, aggregate maturing value of $572,000,000 (collateralized by U.S. Treasury obligations valued at $583,440,041; 0% - 4.50%; 03/26/2020 - 02/15/2036)(a)	1.56%	03/04/2020	7,000,000	7,000,000

Metropolitan Life Insurance Co., joint term agreement dated 12/31/2019, aggregate maturing value of $450,140,976 (collateralized by U.S. Treasury obligations valued at $456,345,231; 0% - 2.63%; 01/30/2020 - 05/15/2046)(e)	1.56%	01/07/2020	15,004,750	15,000,200

Mitsubishi UFJ Trust & Banking Corp., joint term agreement dated 12/26/2019, aggregate maturing value of $1,189,900,059 (collateralized by U.S. Treasury obligations valued at $1,215,505,890; 1.63% - 2.63%; 04/30/2024 - 08/15/2029)(e)	2.00%	01/02/2020	29,861,608	29,850,000

Mitsubishi UFJ Trust & Banking Corp., joint term agreement dated 12/26/2019, aggregate maturing value of $100,038,889 (collateralized by U.S. Treasury obligations valued at $102,034,206; 2.63%; 02/15/2029)(e)	2.00%	01/02/2020	15,005,833	15,000,000

RBC Capital Markets LLC, joint term agreement dated 12/31/2019, aggregate maturing value of $1,250,000,000 (collateralized by domestic agency mortgage-backed securities, U.S. government sponsored agency obligations and a foreign corporate obligation valued at $1,275,000,002; 0% - 8.00%; 11/15/2021 - 08/20/2069)(a)(e)	1.60%	03/02/2020	45,000,000	45,000,000

RBC Dominion Securities Inc., joint agreement dated 12/31/2019, aggregate maturing value of $650,056,694 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $663,000,028; 0% - 6.00%; 01/02/2020 - 11/20/2049)	1.57%	01/02/2020	3,908,719	3,908,378

RBC Dominion Securities Inc., joint term agreement dated 12/09/2019, aggregate maturing value of $350,490,000 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $357,000,035; 0% - 5.50%; 01/02/2020 - 01/01/2050)(e)	1.68%	01/08/2020	5,007,000	5,000,000

RBC Dominion Securities Inc., joint term agreement dated 12/09/2019, aggregate maturing value of $350,962,500 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $357,000,054; 1.50% - 6.00%; 07/15/2021 - 11/20/2049)(e)	1.65%	02/07/2020	5,013,750	5,000,000

RBC Dominion Securities Inc., joint term agreement dated 12/11/2019, aggregate maturing value of $325,829,111 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $331,500,091; 0.13% - 4.50%; 03/31/2022 - 12/01/2049)(e)	1.64%	02/05/2020	5,012,755	5,000,000

Royal Bank of Canada, joint term agreement dated 12/20/2019, aggregate maturing value of $1,004,000,000 (collateralized by domestic agency mortgage-backed securities valued at $1,020,000,000; 0% - 5.00%; 01/25/2029 - 12/20/2049)(e)	1.60%	03/19/2020	15,060,000	15,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value
Societe Generale, joint open agreement dated 06/25/2018 (collateralized by U.S. Treasury obligations and domestic agency mortgage-backed securities valued at $510,000,000; 0% -7.50%; 07/01/2020 - 04/20/2065)(f)	1.57%	-	$-	$5,000,000

Total Repurchase Agreements (Cost $284,758,578)				284,758,578

TOTAL INVESTMENTS IN SECURITIES(g)-101.41% (Cost $680,071,081)				680,071,081

OTHER ASSETS LESS LIABILITIES-(1.41)%				(9,423,488)

NET ASSETS-100.00%				$670,647,593

Investment	Abbreviations:

LIBOR	-London Interbank Offered Rate
SOFR	-Secured Overnight Financing Rate
USD	-U.S. Dollar
VRD	-Variable Rate Demand

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2019.
(b)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on December 31, 2019.

(c)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d)	Principal amount equals value at period end. See Note 1I.
(e)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(f)	Either party may terminate the agreement upon demand. Interest rates, principal amount and collateral are redetermined daily.
(g)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in securities, excluding repurchase agreements, at value and cost	$395,312,503

Repurchase agreements, at value and cost	284,758,578

Receivable for:
Fund shares sold	887,183

Interest	810,863

Investment for trustee deferred compensation and retirement plans	48,550

Total assets	681,817,677

Liabilities:
Payable for:
Investments purchased	9,941,356

Fund shares reacquired	775,086

Dividends	18,401

Accrued fees to affiliates	326,118

Accrued trustees’ and officers’ fees and benefits	629

Accrued operating expenses	51,406

Trustee deferred compensation and retirement plans	57,088

Total liabilities	11,170,084

Net assets applicable to shares outstanding	$670,647,593

Net assets consist of:
Shares of beneficial interest	$670,653,256

Distributable earnings (loss)	(5,663)

$670,647,593

Net Assets:
Series I	$598,669,868

Series II	$71,977,725

Shares outstanding, no par value, unlimited number of shares authorized:
Series I	598,663,458

Series II	71,976,936

Series I:
Net asset value and offering price per share	$1.00

Series II:
Net asset value and offering price per share	$1.00

Statement of Operations

For the year ended December 31, 2019

Investment income:
Interest	$16,784,420

Expenses:
Advisory fees	1,116,208

Administrative services fees	1,412,721

Custodian fees	9,386

Distribution fees - Series II	199,305

Transfer agent fees	17,355

Trustees’ and officers’ fees and benefits	29,174

Reports to shareholders	12,197

Professional services fees	60,368

Other	11,749

Total expenses	2,868,463

Net investment income	13,915,957

Net realized gain from investment securities	10,478

Net increase in net assets resulting from operations	$13,926,435

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018

Operations:
Net investment income	$13,915,957	$12,056,451

Net realized gain (loss)	10,478	(1,401)

Net increase in net assets resulting from operations	13,926,435	12,055,050

Distributions to shareholders from distributable earnings:
Series I	(12,604,943)	(10,928,099)

Series II	(1,311,014)	(1,128,352)

Total distributions from distributable earnings	(13,915,957)	(12,056,451)

Share transactions-net:
Series I	(302,240,128)	244,533,792

Series II	(24,362,713)	10,798,163

Net increase (decrease) in net assets resulting from share transactions	(326,602,841)	255,331,955

Net increase (decrease) in net assets	(326,592,363)	255,330,554

Net assets:
Beginning of year	997,239,956	741,909,402

End of year	$670,647,593	$997,239,956

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (realized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets
Series I
Year ended 12/31/19	$1.00	$0.02	$0.00	$0.02	$(0.02)	$1.00	1.90%	$598,670	0.36%(c)	0.36%(c)	1.90%(c)
Year ended 12/31/18	1.00	0.02	(0.00)	0.02	(0.02)	1.00	1.55	900,901	0.36	0.36	1.55
Year ended 12/31/17	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.56	656,368	0.40	0.40	0.56
Year ended 12/31/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.10	636,532	0.35	0.38	0.10
Year ended 12/31/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.01	737,858	0.21	0.51	0.01
Series II
Year ended 12/31/19	1.00	0.02	0.00	0.02	(0.02)	1.00	1.64	71,978	0.61(c)	0.61(c)	1.65(c)
Year ended 12/31/18	1.00	0.01	(0.00)	0.01	(0.01)	1.00	1.30	96,339	0.61	0.61	1.30
Year ended 12/31/17	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.31	85,541	0.65	0.65	0.31
Year ended 12/31/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	97,362	0.43	0.63	0.02
Year ended 12/31/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.01	23,940	0.21	0.76	0.01

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Ratios are based on average daily net assets (000’s omitted) of $664,417 and $79,722 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Money Market Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco V.I. Government Money Market Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations - The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

Invesco V.I. Government Money Market Fund

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Repurchase Agreements - The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment adviser or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.

Other Risks - Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Adviser and/or Invesco Distributors, Inc., (“IDI”) voluntarily agreed to waive fees and/or reimburse expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified at any time upon consultation with the Board of Trustees without further notice to investors.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $328,771 for accounting and fund administrative services and was reimbursed $1,083,950 for fees paid to insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder

Invesco V.I. Government Money Market Fund

services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2019, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2019 and 2018:

	2019	2018

Ordinary income	$13,915,957	$12,056,451

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$59,705

Temporary book/tax differences	(57,088)

Capital loss carryforward	(8,280)

Shares of beneficial interest	670,653,256

Total net assets	$670,647,593

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco V.I. Government Money Market Fund

The Fund has a capital loss carryforward as of December 31, 2019 as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$710	$7,570	$8,280

*

Capital loss carryforwards as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Share Information

		Summary of Share Activity

		Years ended December 31,

	2019(a)		2018

	Shares	Amount	Shares	Amount

Sold:
Series I	1,064,989,449	$1,064,989,449	1,959,818,121	$1,959,818,121

Series II	42,932,790	42,932,790	73,566,458	73,566,458

Issued as reinvestment of dividends:
Series I	12,291,497	12,291,497	10,672,129	10,672,129

Series II	1,311,014	1,311,014	1,128,365	1,128,365

Reacquired:
Series I	(1,379,521,074)	(1,379,521,074)	(1,725,956,458)	(1,725,956,458)

Series II	(68,606,517)	(68,606,517)	(63,896,660)	(63,896,660)

Net increase (decrease) in share activity	(326,602,841)	$(326,602,841)	255,331,955	$255,331,955

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 88% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Government Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Government Money Market Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Government Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,008.40	$1.82	$1,023.39	$1.84	0.36%
Series II	1,000.00	1,007.10	3.09	1,022.13	3.11	0.61

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Government Money Market Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	34.10%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Government Money Market Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Invesco V.I. Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Invesco V.I. Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort -1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. Wilson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Invesco V.I. Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

Invesco V.I. Government Money Market Fund

Annual Report to Shareholders	December 31, 2019

Invesco V.I. Government Securities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

    If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

    You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Invesco Distributors, Inc.	VIGOV-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2019, Series I shares of Invesco V.I. Government Securities Fund (the Fund) underperformed the Bloomberg Barclays U.S. Government Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes Total returns, 12/31/18 to 12/31/19, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	6.07%
Series II Shares	5.75
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	8.72
Bloomberg Barclays U.S. Government Index▼ (Style-Specific Index)	6.83
Lipper VUF Intermediate U.S. Government Funds Classification Average∎ (Peer Group)	5.76

Source(s): ▼ RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Calendar year 2019 proved to be an increasingly volatile time for the US bond market. US bond returns posted strong nominal results for the year, as rates fell amid a decelerating global economy and persistent trade disputes between the US and China. Global risks remained a head-wind to growth throughout most of the year. However, during the final months of 2019, rates increased amid diminishing risks of imminent rate cuts by the US Federal Reserve (the Fed), which were previously priced in. The global economy appeared to be stabilizing, as trade disputes between the US and China, Brexit uncertainties and Chinese data all seemed less threatening to valuations. Credit investors were generally rewarded over the year, despite heightened volatility and escalating recession fears. US based yield strategies remained competitive from a global perspective as negative yields increased across regions.

    During the year, the Fed cut interest rates three times: in July, September and October 2019.1 However, at its December meeting, the Fed gave the clear indication that the target rate would likely remain at its current level through 2020, as factors that had driven risk aversion over the year had shown signs of improving.

    US rate movements were the primary driver of valuations for the year. The two-year US Treasury yield declined from 2.48% to 1.58%, the 10-year US Treasury yield decreased from 2.69% to 1.92%, and the 30-year US Treasury yield decreased from 3.02% to 2.39%.2 The yield curve, as measured by the yield differential of the two-year US Treasury yield versus the 30-year US Treasury yield, steepened notably from 54 basis points to 81 basis points.2 (A basis point is one one-hundreth of a percentage point). Given this market backdrop, the Fund’s total return for the year was positive, but the Fund underperformed its style-specific benchmark, the Bloomberg Barclays U.S. Government Index.

    Most of the Fund’s performance relative to the style-specific benchmark in 2019 was driven by the Fund’s out-of-index exposure to structured securities. These securities included agency pass-through mortgage-backed securities, high-quality non-agency residential mortgage-backed securities and commercial mortgage-backed securities. The

Fund’s underweight duration relative to its style-specific benchmark proved to be the Fund’s largest detractor as interest rates fell during the year. The Fund’s use of derivatives during the year included interest rate futures to manage yield curve exposure and swaptions to hedge interest rate volatility.

    The Fund utilizes duration and yield curve positioning for risk management and for generating returns. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasizing points (maturities) along the yield curve with favorable risk-return expectations. During the year, duration was managed with cash, bonds and futures positions. Buying and selling interest rate futures contracts was an important tool we used to manage interest rate risk. The Fund also used swaptions to hedge interest rate volatility during the year.

    Please note that our strategy is implemented using derivative instruments, including futures and swaptions. Therefore, a portion of the Fund’s performance, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks and asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in

Portfolio Composition
By security type	% of total net assets

U.S. Government Sponsored Agency Mortgage-Backed Securities	53.61%
U.S. Treasury Securities	33.63
Asset-Backed Securities	8.34
U.S. Government Sponsored Agency Securities	1.94
U.S. Dollar Denominated Bonds & Notes	1.39
Money Market Funds Plus Other Assets Less Liabilities	1.09

Top Five Debt Issuers*
% of total net assets

1. U.S. Treasury	33.63%
2. Federal Home Loan Mortgage Corp.	14.08%
3. Federal National Mortgage Association	13.84
4. Freddie Mac Multifamily Structured Pass Through Ctfs.	7.32
5. Fannie Mae REMICs	6.10

Total Net Assets	$426.3 million
Total Number of Holdings*	575

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2019.

Invesco V.I. Government Securities Fund

interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon, and market forces, such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    We welcome new investors who joined the Fund during the year and thank you for your investment in Invesco V.I. Government Securities Fund.

1 Source: US Federal Reserve

2 Source: US Department of the Treasury

Portfolio managers:

Clint Dudley

Noelle Corum

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Government Securities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns As of 12/31/19

Series I Shares
Inception (5/5/93)	4.16%
10 Years	2.70
5 Years	2.01
1 Year	6.07

Series II Shares
Inception (9/19/01)	3.22%
10 Years	2.44
5 Years	1.74
1 Year	5.75

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.69% and 0.94%, respectively. The expense ratios presented above may vary from the ex-

pense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Government Securities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Government Securities Fund

Invesco V.I. Government Securities Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
∎	The Bloomberg Barclays U.S. Government Index is an unmanaged index considered representative of fixed income obligations issued by the US Treasury, government agencies and quasi-federal corporations.
∎	The Lipper VUF Intermediate U.S. Government Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Intermediate U.S. Government Funds classification.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Government Securities Fund

Schedule of Investments

December 31, 2019

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–53.61%
Collateralized Mortgage Obligations–20.77%
Fannie Mae ACES
2.76%, (1 mo. USD LIBOR + 0.59%), 09/25/2023(a)	$702,369	$703,191

3.27%, 01/25/2029	5,000,000	5,304,797

Fannie Mae REMICs
3.00%, 10/25/2025	40,497	40,528

2.50%, 03/25/2026	61,653	61,548

7.00%, 09/18/2027	165,977	182,134

1.50%, 01/25/2028	2,948,963	2,899,444

6.50%, 03/25/2032	525,549	597,064

5.75%, 10/25/2035	185,155	203,237

2.09%, (1 mo. USD LIBOR + 0.30%), 05/25/2036(a)	1,768,655	1,758,607

4.25%, 02/25/2037	224,105	227,426

2.24%, (1 mo. USD LIBOR + 0.45%), 03/25/2037(a)	905,299	893,042

2.19%, (1 mo. USD LIBOR + 0.40%), 06/25/2038(a)	871,806	872,210

6.59%, 06/25/2039(b)	2,493,618	2,876,525

2.29%, 03/25/40 to 05/25/41	2,038,415	2,048,374

4.00%, 07/25/2040	1,589,406	1,679,039

2.34%, (1 mo. USD LIBOR + 0.55%), 02/25/2041(a)	1,663,628	1,673,458

2.31%, (1 mo. USD LIBOR + 0.52%), 11/25/2041(a)	1,731,798	1,739,594

2.10%, (1 mo. USD LIBOR + 0.32%), 08/25/2044(a)	1,558,325	1,555,894

2.26%, (1 mo. USD LIBOR + 0.48%), 02/25/2056(a)	3,046,752	3,047,729

2.20%, (1 mo. USD LIBOR + 0.42%), 12/25/2056(a)	3,620,553	3,615,779

Freddie Mac Multifamily Structured Pass Through Ctfs.

Series K714, Class A2, 3.03%, 10/25/2020(b)	8,753,953	8,792,184

Series KLU1, Class A2, 2.51%, 12/25/2025	5,000,000	5,050,398

Series KG01, Class A7, 2.88%, 04/25/2026	5,000,000	5,145,379

Series KS11, Class AFX1, 2.15%, 12/25/2028	5,000,000	4,963,729

Series K093, Class A1, 2.76%, 12/25/2028	1,976,501	2,029,412

Series K092, Class AM, 3.02%, 04/25/2029	5,000,000	5,210,759

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
Freddie Mac REMICs
3.00%, 04/15/2026	$55,322	$55,340

2.24%, 12/15/35 to 03/15/40	3,469,866	3,484,095

2.04%, 03/15/36 to 09/15/44	8,197,993	8,125,641

2.13%, (1 mo. USD LIBOR + 0.35%), 11/15/2036(a)	2,208,089	2,198,510

2.11%, (1 mo. USD LIBOR + 0.37%), 03/15/2037(a)	959,507	956,784

2.14%, 05/15/37 to 06/15/37	1,704,960	1,703,113

2.60%, (1 mo. USD LIBOR + 0.86%), 11/15/2039(a)	496,287	504,576

2.19%, 03/15/40 to 02/15/42	5,464,656	5,469,178

Freddie Mac STRIPS, 2.13% (1 mo. USD LIBOR + 0.35%), 10/15/2037(a)	1,789,252	1,773,018

Freddie Mac Whole Loan Securities Trust, Series 2017-SC02, Class 2A1, 3.50%, 05/25/2047	1,080,802	1,091,578

		88,533,314

Federal Home Loan Mortgage Corp. (FHLMC)–14.08%
4.50%, 09/01/2020 to 08/01/2041	5,853,305	6,418,328

6.50%, 02/01/2021 to 12/01/2035	1,630,515	1,841,272

6.00%, 03/01/2021 to 07/01/2038	178,286	196,726

10.00%, 03/01/2021	142	142

9.00%, 06/01/2021 to 06/01/2022	2,641	2,644

7.00%, 12/01/2021 to 11/01/2035	2,077,022	2,357,520

8.00%, 12/01/2021 to 02/01/2035	407,721	427,815

7.50%, 09/01/2022 to 06/01/2035	691,153	776,736

8.50%, 11/17/2022 to 08/01/2031	127,635	135,220

5.50%, 12/01/2022	11,995	12,080

3.50%, 08/01/2026	428,250	444,129

3.00%, 05/01/2027 to 12/01/2049	14,796,748	15,157,993

7.05%, 05/20/2027	63,303	67,788

6.03%, 10/20/2030	585,759	657,583

2.50%, 09/01/2034 to 10/01/2034	17,621,461	17,798,481

5.00%, 01/01/2037 to 01/01/2040	869,956	960,841

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)–(continued)
ARM,
4.28%, (1 yr. USD LIBOR + 1.88%), 09/01/2035(a)	$2,138,008	$2,254,625

4.50%, (1 yr. USD LIBOR + 1.88%), 07/01/2036(a)	1,939,826	2,041,994

3.95%, (1 yr. USD LIBOR + 1.91%), 10/01/2036(a)	80,355	84,827

3.98%, (1 yr. USD LIBOR + 1.55%), 10/01/2036(a)	1,123,936	1,174,991

3.98%, (1 yr. USD LIBOR + 1.97%), 11/01/2037(a)	530,695	562,229

5.20%, (1 yr. USD LIBOR + 2.01%), 01/01/2038(a)	20,274	21,291

4.54%, (1 yr. USD LIBOR + 1.84%), 07/01/2038(a)	622,923	658,723

4.49%, (1 yr. USD LIBOR + 1.79%), 06/01/2043(a)	839,834	877,549

2.89%, (1 yr. USD LIBOR + 1.64%), 01/01/2048(a)	5,005,625	5,073,718

		60,005,245

Federal National Mortgage Association (FNMA)–13.84%
5.00%, 03/01/2020 to 12/01/2033	151,643	160,217

7.00%, 08/01/2020 to 06/01/2036	1,711,234	1,836,418

8.00%, 02/01/2021 to 10/01/2037	2,019,964	2,348,135

8.50%, 02/01/2021 to 08/01/2037	519,195	582,618

5.50%, 03/01/2021 to 05/01/2035	993,242	1,118,036

6.00%, 08/01/2021 to 10/01/2038	1,056,750	1,182,182

7.50%, 11/01/2022 to 08/01/2037	3,027,738	3,431,440

6.50%, 06/01/2023 to 11/01/2037	1,587,424	1,768,185

6.75%, 07/01/2024	133,641	148,414

4.50%, 11/01/2024 to 12/01/2048	12,001,446	12,867,788

6.95%, 10/01/2025	12,832	12,952

3.50%, 03/01/2027 to 08/01/2027	5,230,496	5,429,838

3.00%, 05/01/2027 to 12/01/2049	13,801,573	14,166,358

4.00%, 12/01/2048	8,200,576	8,742,618

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–(continued)
ARM,
4.20%, (1 yr. U.S. Treasury Yield Curve Rate + 2.36%), 10/01/2034(a)	$1,384,514	$1,468,991

4.47%, (1 yr. U.S. Treasury Yield Curve Rate + 2.21%), 05/01/2035(a)	159,412	168,060

4.44%, (1 yr. USD LIBOR + 1.72%), 03/01/2038(a)	36,854	38,785

3.99%, (1 yr. USD LIBOR + 1.75%), 02/01/2042(a)	346,517	353,224

2.15%, (1 yr. USD LIBOR + 1.52%), 08/01/2043(a)	1,390,726	1,421,361

2.59%, (1 yr. U.S. Treasury Yield Curve Rate + 1.88%), 05/01/2044(a)	1,683,595	1,747,698

		58,993,318

Government National Mortgage Association (GNMA)–4.92%
6.50%, 07/15/2020 to 09/15/2034	2,319,475	2,547,901

6.00%, 09/15/2020 to 08/15/2033	477,614	520,851

7.50%, 09/15/2022 to 10/15/2035	1,477,084	1,645,287

8.00%, 01/15/2023 to 01/15/2037	870,810	984,730

7.00%, 04/15/2023 to 12/15/2036	635,660	694,104

5.00%, 02/15/2025	119,933	128,266

8.50%, 02/15/2025 to 01/15/2037	131,143	136,815

6.95%, 08/20/2025 to 08/20/2027	138,511	138,727

6.38%, 10/20/2027 to 02/20/2028	156,471	166,283

6.10%, 12/20/2033	3,087,502	3,482,882

5.71%, 08/20/2034(b)	876,286	976,101

5.88%, 01/20/2039(b)	3,046,574	3,420,827

2.54%, (1 mo. USD LIBOR + 0.80%), 09/16/2039(a)	925,682	942,455

4.49%, 07/20/2041(b)	669,453	717,835

3.85%, 09/20/2041(b)	2,136,246	2,195,227

2.01%, (1 mo. USD LIBOR + 0.25%), 01/20/2042(a)	360,873	360,340

3.50%, 10/20/2042	1,872,813	1,921,708

		20,980,339

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $225,187,294)		228,512,216

U.S. Treasury Securities–33.63%
U.S. Treasury Bills–0.18%
1.52%, 04/09/2020(c)(d)	760,000	756,855

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Principal Amount	Value
U.S. Treasury Bonds–13.72%
5.38%, 02/15/2031	$3,800,000	$5,098,256

3.38%, 05/15/2044	3,500,000	4,138,494

3.00%, 05/15/2045	7,000,000	7,808,059

2.88%, 08/15/2045	750,000	819,151

3.00%, 11/15/2045	3,000,000	3,353,240

2.50%, 05/15/2046	6,000,000	6,120,543

2.25%, 08/15/2046	6,550,000	6,359,927

3.00%, 05/15/2047	7,300,000	8,194,876

2.75%, 08/15/2047	10,000,000	10,714,752

2.75%, 11/15/2047	5,500,000	5,893,018

		58,500,316

U.S. Treasury Inflation – Indexed Bonds–1.00%
0.13%, 04/15/2021(e)	2,171,480	2,167,095
0.50%, 04/15/2024(e)	2,040,580	2,073,898

		4,240,993

U.S. Treasury Inflation – Indexed Notes–0.64%
0.63%, 04/15/2023(e)	2,693,522	2,735,529

U.S. Treasury Notes–18.09%
2.63%, 05/15/2021	2,000,000	2,027,453

2.13%, 08/15/2021	2,700,000	2,722,547

2.00%, 10/31/2021	500,000	503,697

2.00%, 11/15/2021	3,300,000	3,325,974

2.00%, 12/31/2021	3,000,000	3,023,676

2.00%, 07/31/2022	2,000,000	2,020,089

1.63%, 08/31/2022	5,000,000	5,002,707

1.50%, 09/15/2022	5,000,000	4,986,719

1.63%, 11/15/2022	2,000,000	2,000,648

2.00%, 11/30/2022	2,700,000	2,729,545

2.38%, 01/31/2023	2,000,000	2,044,577

1.63%, 04/30/2023	4,000,000	3,998,014

1.63% - 2.75%, 05/31/2023	7,700,000	7,928,902

1.63%, 10/31/2023	625,000	624,076

2.63%, 12/31/2023	4,000,000	4,146,678

2.13%, 03/31/2024	4,000,000	4,071,574

2.00%, 05/31/2024	2,500,000	2,532,800

2.25%, 11/15/2024	3,000,000	3,076,528

2.88%, 05/31/2025	4,000,000	4,233,689

2.88%, 11/30/2025	2,500,000	2,653,865

2.63%, 12/31/2025	2,000,000	2,095,774

1.50%, 08/15/2026	4,250,000	4,163,011

2.38%, 05/15/2027	1,000,000	1,036,246

2.25%, 11/15/2027	3,000,000	3,082,029

2.38%, 05/15/2029	2,600,000	2,700,804

1.63%, 08/15/2029	400,000	389,447

		77,121,069

Total U.S. Treasury Securities (Cost $136,631,023)		143,354,762

Asset-Backed Securities–8.34%(f)
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO, 0.81%, 09/15/2048(b)	15,914,953	622,342

	Principal Amount	Value
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A1, 3.82%, 01/25/2035(b)	$411,060	$427,072

Chase Mortgage Finance Corp., Series 2016-1, Class M3, 3.75%, 04/25/2045(b)(g)	1,940,854	1,966,968

Series 2016-2, Class M3, 3.75%, 12/25/2045(b)(g)	2,299,706	2,324,773

Commercial Mortgage Trust, Series 2015-CR23, Class CMB, 3.68%, 05/10/2048(b)(g)	2,800,026	2,806,508

Series 2015-CR24, Class B, 4.38%, 08/10/2048(b)	6,200,000	6,596,971

FRESB Mortgage Trust, Series 2019- SB63, Class A5, 2.55% (1 mo. USD LIBOR + 2.55%), 02/25/2039(a)	3,793,854	3,842,946

Galton Funding Mortgage Trust, Series 2018-2, Series A41, 4.50%, 10/25/2058(b)(g)	2,628,037	2,686,716

JP Morgan Mortgage Trust, Series 2018-8, Class A15, 4.00%, 01/25/2049(b)(g)	1,476,786	1,480,357

New Residential Mortgage Loan Trust, Series 2018-4A, Class A1S, 2.54% (1 mo. USD LIBOR + 0.75%), 01/25/2048(a)(g)	3,213,030	3,212,314

Towd Point Mortgage Trust, Series 2015-1, Class AES, 3.00%, 10/25/2053(b)(g)	693,326	696,225

Verus Securitization Trust, Series 2018-3, Class A-2, 4.18%, 10/25/2058(b)(g)	2,665,137	2,698,072

Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class B, 4.11%, 05/15/2048(b)	5,900,000	6,168,630

Total Asset-Backed Securities (Cost $34,857,996)		35,529,894

U.S. Government Sponsored Agency Securities–1.94%
Federal Home Loan Bank (FHLB)–1.47%
Federal Home Loan Bank, 3.38%, 06/12/2020	6,220,000	6,265,553

Tennessee Valley Authority (TVA)–0.47%
Tennessee Valley Authority, 1.88%, 08/15/2022	2,000,000	2,007,564

Total U.S. Government Sponsored Agency Securities (Cost $8,244,318)		8,273,117

U.S. Dollar Denominated Bonds & Notes–1.39%
Other Diversified Financial Services–0.38%
Private Export Funding Corp., Series BB, 4.30%, 12/15/2021	1,540,000	1,615,668

Sovereign Debt–1.01%
Israel Government AID Bond, 5.13%, 11/01/2024	3,800,000	4,326,709

Total U.S. Dollar Denominated Bonds & Notes (Cost $5,349,195)		5,942,377

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Shares	Value
Money Market Funds–2.00%
Invesco Government & Agency Portfolio,Institutional Class, 1.50% (Cost $8,520,491)(h)	8,520,491	$8,520,491

TOTAL INVESTMENTS IN SECURITIES-100.91% (Cost $418,790,317)		430,132,857

OTHER ASSETS LESS LIABILITIES-(0.91)%		(3,864,438)

NET ASSETS-100.00%		$426,268,419

Investment Abbreviations:

ACES	- Automatically Convertible Extendable Security
ARM	- Adjustable Rate Mortgage
Ctfs.	- Certificates
IO	- Interest Only
LIBOR	- London Interbank Offered Rate
REMICs	- Real Estate Mortgage Investment Conduits
STRIPS	- Separately Traded Registered Interest and Principal Security
USD	- U.S. Dollar

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2019.
(b)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2019.

(c)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e)	Principal amount of security and interest payments are adjusted for inflation. See Note 1I.
(f)	Non-U.S. government sponsored securities.
(g)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2019 was $17,871,933, which represented 4.19% of the Fund’s Net Assets.

(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)(a)
Interest Rate Risk

U.S. Treasury 2 Year Notes	369	March-2020	$79,519,500	$(78,149)	$(78,149)

Short Futures Contracts

Interest Rate Risk

U.S. Treasury 5 Year Notes	17	March-2020	(2,016,359)	6,206	6,206

U.S. Treasury 10 Year Ultra Bonds	71	March-2020	(9,989,922)	126,767	126,767

U.S. Treasury 10 Year Notes	26	March-2020	(3,338,969)	(6,149)	(6,149)

U.S. Treasury Ultra Bond	146	March-2020	(26,521,813)	167,082	167,082

Subtotal–Short Futures Contracts				293,906	293,906

Total Futures Contracts				$215,757	$215,757

(a)	The daily variation margin receivable (payable) at period end is recorded in the Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in securities, at value (Cost $ 410,269,826)	$421,612,366

Investments in affiliated money market funds, at value (Cost $ 8,520,491)	8,520,491

Other investments:
Variation margin receivable – futures contracts	201,562

Cash	177,388

Receivable for:
Fund shares sold	34,239

Dividends	14,134

Interest	1,471,351

Principal paydowns	197,659

Investment for trustee deferred compensation and retirement plans	249,141

Total assets	432,478,331

Liabilities:
Payable for:
Investments purchased	5,102,292

Fund shares reacquired	479,785

Accrued fees to affiliates	293,854

Accrued other operating expenses	67,684

Trustee deferred compensation and retirement plans	266,297

Total liabilities	6,209,912

Net assets applicable to shares outstanding	$426,268,419

Net assets consist of:
Shares of beneficial interest	$421,684,363

Distributable earnings	4,584,056

$426,268,419

Net Assets:
Series I	$251,440,286

Series II	$174,828,133

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	21,666,387

Series II	15,205,088

Series I:
Net asset value per share	$11.61

Series II:
Net asset value per share	$11.50

Statement of Operations

For the year ended December 31, 2019

Investment income:
Interest	$12,639,900

Treasury Inflation-Protected Securities inflation adjustments	251,877

Dividends from affiliated money market funds	92,363

Total investment income	12,984,140

Expenses:
Advisory fees	2,170,512

Administrative services fees	753,463

Custodian fees	27,838

Distribution fees - Series II	465,987

Transfer agent fees	35,794

Trustees’ and officers’ fees and benefits	24,474

Reports to shareholders	7,530

Professional services fees	47,833

Other	29,946

Total expenses	3,563,377

Less: Fees waived	(4,102)

Net expenses	3,559,275

Net investment income	9,424,865

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	1,824,209

Foreign currencies	(312)

Futures contracts	2,609,830

Swap agreements	(594,990)

3,838,737

Change in net unrealized appreciation (depreciation) of:
Investment securities	13,565,030

Futures contracts	(87,353)

Swap agreements	(325,665)

13,152,012

Net realized and unrealized gain	16,990,749

Net increase in net assets resulting from operations	$26,415,614

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018

Operations:
Net investment income	$9,424,865	$10,721,947

Net realized gain (loss)	3,838,737	(4,268,596)

Change in net unrealized appreciation (depreciation)	13,152,012	(4,960,649)

Net increase in net assets resulting from operations	26,415,614	1,492,702

Distributions to shareholders from distributable earnings:
Series I	(6,666,815)	(6,550,635)

Series II	(4,034,804)	(3,832,997)

Total distributions from distributable earnings	(10,701,619)	(10,383,632)

Share transactions–net:
Series I	(37,212,596)	(33,348,279)

Series II	(23,434,778)	(11,943,167)

Net increase (decrease) in net assets resulting from share transactions	(60,647,374)	(45,291,446)

Net increase (decrease) in net assets	(44,933,379)	(54,182,376)

Net assets:
Beginning of year	471,201,798	525,384,174

End of year	$426,268,419	$471,201,798

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value,end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/19	$11.22	$0.25	$0.43	$0.68	$(0.29)	$11.61	6.07%	$251,440	0.68	%(d)	0.68	%(d)	2.18	%(d)	35%
Year ended 12/31/18	11.41	0.25	(0.19)	0.06	(0.25)	11.22	0.56	279,476	0.69		0.69		2.25		25
Year ended 12/31/17	11.44	0.22	(0.01)	0.21	(0.24)	11.41	1.87	318,298	0.70		0.70		1.97		35
Year ended 12/31/16	11.52	0.23	(0.07)	0.16	(0.24)	11.44	1.32	353,614	0.73		0.73		1.93		31
Year ended 12/31/15	11.74	0.17	(0.13)	0.04	(0.26)	11.52	0.34	393,090	0.77		0.77		1.44		59
Series II
Year ended 12/31/19	11.12	0.22	0.42	0.64	(0.26)	11.50	5.75	174,828	0.93	(d)	0.93	(d)	1.93	(d)	35
Year ended 12/31/18	11.31	0.22	(0.19)	0.03	(0.22)	11.12	0.29	191,725	0.94		0.94		2.00		25
Year ended 12/31/17	11.33	0.19	(0.00)	0.19	(0.21)	11.31	1.72	207,086	0.95		0.95		1.72		35
Year ended 12/31/16	11.42	0.20	(0.08)	0.12	(0.21)	11.33	1.00	205,010	0.98		0.98		1.68		31
Year ended 12/31/15	11.64	0.14	(0.13)	0.01	(0.23)	11.42	0.06	195,392	1.02		1.02		1.19		59

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $268,124 and $186,434 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco V.I. Government Securities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

Invesco V.I. Government Securities Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.

J.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as

Invesco V.I. Government Securities Fund

unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.

Put Options Purchased - The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on put options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

L.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the

Invesco V.I. Government Securities Fund

protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

M.

Other Risks - The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

N.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

O.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.500%
Over $250 million	0.450%

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.48%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

Invesco V.I. Government Securities Fund

For the year ended December 31, 2019, the Adviser waived advisory fees of $4,102.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $64,686 for accounting and fund administrative services and was reimbursed $688,777 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Government Sponsored Agency Mortgage-Backed Securities	$—	$228,512,216	$—	$228,512,216

U.S. Treasury Securities	—	143,354,762	—	143,354,762

Asset-Backed Securities	—	35,529,894	—	35,529,894

U.S. Government Sponsored Agency Securities	—	8,273,117	—	8,273,117

U.S. Dollar Denominated Bonds & Notes	—	5,942,377	—	5,942,377

Money Market Funds	8,520,491	—	—	8,520,491

Total Investments in Securities	8,520,491	421,612,366	—	430,132,857

Other Investments - Assets*

Futures Contracts	300,055	—	—	300,055

Other Investments - Liabilities*

Futures Contracts	(84,298)	—	—	(84,298)

Total Other Investments	215,757	—	—	215,757

Total Investments	$8,736,248	$421,612,366	$—	$430,348,614

*	Unrealized appreciation (depreciation).

Invesco V.I. Government Securities Fund

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2019:

Value

Derivative Assets	Interest Rate Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$300,055

Derivatives not subject to master netting agreements	(300,055)

Total Derivative Assets subject to master netting agreements	$-

Value

Derivative Liabilities	Interest Rate Risk

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(84,298)

Derivatives not subject to master netting agreements	84,298

Total Derivative Liabilities subject to master netting agreements	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations

Interest Rate Risk

Realized Gain (Loss):
Futures contracts	$2,609,830

Options purchased(a)	(279,125)

Swap agreements	(594,990)

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(87,353)

Options purchased(a)	148,784

Swap agreements	(325,665)

Total	$1,471,481

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Swaptions Purchased	Swap Agreements

Average notional value	$111,812,401	$57,000,000	$69,000,000

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. Government Securities Fund

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018

Ordinary income	$10,701,619	$10,383,632

Tax Components of Net Assets at Period-End:

		2019

Undistributed ordinary income		$10,364,572

Net unrealized appreciation – investments		11,116,767

Temporary book/tax differences		(204,294)

Capital loss carryforward		(16,692,989)

Shares of beneficial interest		421,684,363

Total net assets		$426,268,419

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts and straddle.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2019, as follows:

Capital Loss Carryforward

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$7,872,584	$8,820,405	$16,692,989

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $19,172,875 and $20,060,800, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $137,421,227 and $207,449,714, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$11,717,069

Aggregate unrealized (depreciation) of investments	(600,302)

Net unrealized appreciation of investments	$11,116,767

Cost of investments for tax purposes is $419,231,847.

Invesco V.I. Government Securities Fund

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns, on December 31, 2019, undistributed net investment income was increased by $1,058,037 and undistributed net realized gain (loss) was decreased by $1,058,037. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended December 31, 2019(a)		Year ended December 31, 2018

	Shares	Amount	Shares	Amount

Sold:
Series I	3,053,546	$35,296,652	3,593,416	$40,500,688

Series II	1,618,892	18,750,084	1,057,433	11,758,788

Issued as reinvestment of dividends:
Series I	571,278	6,666,815	594,971	6,550,635

Series II	348,730	4,034,804	351,007	3,832,997

Reacquired:
Series I	(6,860,415)	(79,176,063)	(7,180,556)	(80,399,602)

Series II	(4,004,398)	(46,219,666)	(2,482,818)	(27,534,952)

Net increase (decrease) in share activity	(5,272,367)	$(60,647,374)	(4,066,547)	$(45,291,446)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 81% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Government Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Government Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Government Securities Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,015.50	$3.40	$1,021.83	$3.41	0.67%
Series II	1,000.00	1,013.70	4.67	1,020.57	4.69	0.92

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Government Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	34.21%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Government Securities Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business Formerly: Advisor to the Board, Invesco Advisers, Inc.

(formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

1

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Government Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Invesco V.I. Government Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Invesco V.I. Government Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Government Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Government Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Government Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Invesco V.I. Government Securities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Government Securities Fund

Annual Report to Shareholders	December 31, 2019

Invesco V.I. Growth and Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

    If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

    You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VIGRI-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2019, Series I shares of Invesco V.I. Growth and Income Fund (the Fund) underperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/18 to 12/31/19, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	25.19%
Series II Shares	24.85
S&P 500 Index▼ (Broad Market Index)	31.49
Russell 1000 Value Index▼ (Style-Specific Index)	26.54
Lipper VUF Large-Cap Value Funds Index∎ (Peer Group Index)	26.71

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Equity markets rallied in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and indication that the US Federal Reserve (the Fed) would not raise interest rates in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

    Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

    Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019.1 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

    Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. Risk assets surged higher as a result of a delay in the Brexit agreement until January 2020, optimism that phase one of a US-China trade deal would be completed and better-than-expected third-quarter corporate earnings results. The US economy rose higher than expected, at 2.1% during the third quarter of 2019.2 During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

    All sectors within the Russell 1000 Value Index had positive returns for the year, and except for energy, all had double digit returns, with information technology and industrials posting the strongest gains.

    Security selection in the financials sector was the largest contributor to the Fund’s performance relative to its style-specific benchmark for the year. Several key relative contributors for the year were concentrated in the banking industry, including Citigroup, Citizens Financial, PNC Financials and Bank of America. Following a sharp selloff in the fourth quarter of 2018, banks rebounded in the first quarter of 2019, and performed well throughout 2019 as revenues have generally improved and companies continue to return capital to shareholders through stock buybacks (reducing outstanding shares) and increased dividends.

    Good stock selection in the health care, communication services and consumer staples sectors also contributed to the Fund’s performance relative to its style-specific benchmark. Within the health care sector, the Fund’s holdings in Celgene and Johnson & Johnson were strong contributors. During the year, Celgene was acquired by Bristol Meyers Squibb (also a fund holding) at a significant premium, and shares of the acquisition target rose sharply following the announcement. We sold Celgene after the bid was announced, and the deal ultimately closed in November. We maintained our holding in Bristol Meyers at the end of the year.

Portfolio Composition

By sector	% of total net assets

Financials	26.10%
Health Care	15.45
Information Technology	10.60
Energy	10.06
Consumer Discretionary	8.76
Consumer Staples	7.90
Industrials	6.65
Communication Services	4.25
Materials	4.06
Utilities	2.14
Money Market Funds Plus Other
Assets Less Liabilities	4.03

Top 10 Equity Holdings*
% of total net assets

1. Johnson & Johnson	3.57%
2. Bank of America Corp.	3.37
3. Philip Morris International, Inc.	3.22
4. American International Group, Inc.	3.05
5. Citigroup, Inc.	2.87
6. General Motors Co.	2.77
7. PNC Financial Services Group, Inc. (The)	2.54
8. Morgan Stanley	2.43
9. General Dynamics Corp.	2.16
10. Carnival Corp.	2.15

Total Net Assets	$1.7 billion

Total Number of Holdings*	61

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2019.

Invesco V.I. Growth and Income Fund

    Charter Communications was a key absolute and relative (compared to the Fund’s style-specific benchmark) contributor in the communication services sector during the year. The company reported strong revenues during the year as the company focused on adding broadband subscribers to drive future growth. We maintained our position in the company at the end of the year.

    Within the consumer staples sector, Mondelez was a strong absolute and relative (compared to the Fund’s style-specific benchmark) contributor to Fund performance. The company has made progress on its plan to increase profitability, with revenues and earnings growth accelerating during the year. Additionally, the Fund’s lack of exposure to Walgreens Boots Alliance (an underperforming component of the Russell 1000 Value Index) contributed to relative Fund performance.

    Given the strong equity market, the Fund’s allocation to cash, although averaging less than 5% for the year, was the Fund’s largest relative detractor compared to its style-specific benchmark.

    Security selection in the consumer discretionary sector also detracted from the Fund’s relative performance compared to its style-specific benchmark during the year, due largely to Capri Holdings and Carnival. Capri Holdings suffered as its Michael Kors brand witnessed declining sales, and reduced its 2020 outlook, However, the company’s Jimmy Choo and Versace brands have shown improvement, and the company is focusing more on accessories which we believe should help boost margins. Shares of cruise operator Carnival declined in June after the company reported a decline in profits and a weaker outlook for the remainder of 2019.

    The materials sector also detracted from the Fund’s relative return versus its style-specific benchmark during the year. This was due largely to The Mosaic Company, a potash and phosphate supplier which announced plans to reduce phosphate production, an intended long-term benefit that has the potential to negatively affect short-term earnings. We liquidated our position in The Mosaic Company during the year.

    The Fund held currency forward contracts during the year for the purpose of hedging currency exposure of non-US-based companies held in the Fund. These derivatives were not for speculative purposes or leverage, and these positions had a small negative impact on the Fund’s performance relative to its style-specific benchmark for the year.

    During the year, we reduced the Fund’s relative overweight exposures to the financials and energy sectors, and increased exposures to the consumer staples, materials and consumer discretionary sectors. At the end of the year, the Fund’s largest overweight exposures relative to the style-specific benchmark were in the information technology, health care and financials sectors, while the largest underweight exposures were in the real estate, utilities and communication services sectors.

    As always, we thank you for your investment in Invesco V.I. Growth and Income Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: Bureau of Economic Analysis

Portfolio managers:

Brian Jurkash - Lead

Sergio Marcheli

Matthew Titus - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Growth and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee

future results.

Average Annual Total Returns
As of 12/31/19

Series I Shares
Inception (12/23/96)	8.83%
10 Years	10.39
5 Years	7.54
1 Year	25.19

Series II Shares
Inception (9/18/00)	6.75%
10 Years	10.11
5 Years	7.27
1 Year	24.85

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Growth and Income Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Growth and Income Fund (renamed Invesco V.I. Growth and Income Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Growth and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.75% and 1.00%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Growth and Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Growth and Income Fund

Invesco V.I. Growth and Income Fund’s investment objective is to seek long-term growth of capital and income.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Growth and Income Fund

Schedule of Investments(a)

December 31, 2019

	Shares	Value
Common Stocks & Other Equity Interests-95.97%

Aerospace & Defense-2.16%

General Dynamics Corp.	208,266	$36,727,709

Apparel, Accessories & Luxury Goods-1.82%

Capri Holdings Ltd.(b)	813,101	31,019,803

Automobile Manufacturers-2.77%

General Motors Co.	1,288,226	47,149,072

Building Products-1.36%

Johnson Controls International PLC	569,994	23,204,456

Cable & Satellite-2.82%

Charter Communications, Inc., Class A(b)	53,863	26,127,864

Comcast Corp., Class A	484,979	21,809,506

		47,937,370

Commodity Chemicals-0.95%

Dow, Inc.	295,560	16,175,999

Communications Equipment-0.85%

Cisco Systems, Inc.	301,877	14,478,021

Diversified Banks-9.02%

Bank of America Corp.	1,628,076	57,340,837

Citigroup, Inc.	610,029	48,735,217

JPMorgan Chase & Co.	195,905	27,309,157

Wells Fargo & Co.	370,587	19,937,580

		153,322,791

Electric Utilities-2.14%

Duke Energy Corp.	128,402	11,711,546

Exelon Corp.	284,973	12,991,919

FirstEnergy Corp.	239,468	11,638,145

		36,341,610

Fertilizers & Agricultural Chemicals-2.30%

Corteva, Inc.	936,991	27,697,454

Nutrien Ltd. (Canada)	239,036	11,452,215

		39,149,669

Food Distributors-1.70%

US Foods Holding Corp.(b)	688,284	28,832,217

Health Care Distributors-1.20%

McKesson Corp.	146,890	20,317,825

Health Care Equipment-2.49%

Medtronic PLC	180,344	20,460,027

Zimmer Biomet Holdings, Inc.	146,575	21,939,346

		42,399,373

Health Care Services-1.51%

CVS Health Corp.	345,129	25,639,633

	Shares	Value

Health Care Supplies-0.75%

Alcon, Inc. (Switzerland)(b)	225,966	$12,800,909

Home Improvement Retail-0.79%

Kingfisher PLC (United Kingdom)	4,617,831	13,392,000

Hotels, Resorts & Cruise Lines-2.15%

Carnival Corp.	720,370	36,616,407

Industrial Machinery-1.55%

Ingersoll-Rand PLC	198,887	26,436,060

Insurance Brokers-1.43%

Willis Towers Watson PLC	120,275	24,288,333

Integrated Oil & Gas-4.95%

BP PLC (United Kingdom)	3,953,074	24,814,813

Chevron Corp.	210,894	25,414,836

Royal Dutch Shell PLC, Class A (United Kingdom)	1,141,517	33,931,020

		84,160,669

Internet & Direct Marketing Retail-1.23%

eBay, Inc.	577,014	20,835,976

Investment Banking & Brokerage-4.37%

Goldman Sachs Group, Inc. (The)	143,540	33,004,152

Morgan Stanley	806,653	41,236,102

		74,240,254

IT Consulting & Other Services-1.57%

Cognizant Technology Solutions Corp., Class A	430,847	26,721,131

Managed Health Care-1.15%

Anthem, Inc.	64,455	19,467,344

Multi-line Insurance-3.05%

American International Group, Inc.	1,011,334	51,911,774

Oil & Gas Equipment & Services-1.12%

TechnipFMC PLC (United Kingdom)	891,791	19,119,999

Oil & Gas Exploration & Production-3.99%

Canadian Natural Resources Ltd. (Canada)	626,257	20,255,511

Devon Energy Corp.	829,350	21,538,219

Marathon Oil Corp.	1,914,239	25,995,366

		67,789,096

Other Diversified Financial Services-1.93%

AXA Equitable Holdings, Inc.	539,221	13,361,897

Voya Financial, Inc.	318,142	19,400,299

		32,762,196

Packaged Foods & Meats-2.98%

Kellogg Co.	259,111	17,920,117

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

	Shares	Value

Packaged Foods & Meats-(continued)

Mondelez International, Inc., Class A	593,939	$32,714,160

		50,634,277

Pharmaceuticals-8.35%
Bristol-Myers Squibb Co.	472,134	30,306,281

GlaxoSmithKline PLC (United Kingdom)	536,820	12,629,118

Johnson & Johnson	415,950	60,674,626

Pfizer, Inc.	406,792	15,938,111

Sanofi (France)	223,975	22,495,418

		142,043,554

Railroads-1.57%
CSX Corp.	367,768	26,611,692

Regional Banks-6.31%
Citizens Financial Group, Inc.	819,134	33,265,031

PNC Financial Services Group, Inc. (The)	271,033	43,264,998

Truist Financial Corp.	544,956	30,691,922

		107,221,951

Semiconductors-4.80%
Intel Corp.	603,348	36,110,378

NXP Semiconductors N.V. (Netherlands)	156,488	19,914,663

QUALCOMM, Inc.	290,664	25,645,284

		81,670,325

Specialty Chemicals-0.81%
DuPont de Nemours, Inc.	214,207	13,752,089

	Shares	Value

Systems Software-1.75%
Oracle Corp.	561,294	$29,737,356

Technology Hardware, Storage & Peripherals-1.63%
Apple, Inc.	94,155	27,648,616

Tobacco-3.22%
Philip Morris International, Inc.	644,365	54,829,018

Wireless Telecommunication Services-1.43%
Vodafone Group PLC (United Kingdom)	12,507,253	24,281,229

Total Common Stocks & Other Equity Interests (Cost $1,328,500,568)		1,631,667,803

Money Market Funds-6.08%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(c)	36,165,254	36,165,254

Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(c)	25,908,034	25,915,806

Invesco Treasury Portfolio, Institutional Class, 1.49%(c)	41,331,718	41,331,718

Total Money Market Funds (Cost $103,413,096)		103,412,778

TOTAL INVESTMENTS IN SECURITIES-102.05% (Cost $1,431,913,664)		1,735,080,581

OTHER ASSETS LESS LIABILITIES-(2.05)%		(34,879,304)

NET ASSETS-100.00%		$1,700,201,277

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

Open Forward Foreign Currency Contracts

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

01/17/2020	State Street Bank & Trust Co.	USD	314,876	CAD	415,479	$5,108

01/17/2020	State Street Bank & Trust Co.	USD	166,681	CHF	163,237	2,120

01/17/2020	State Street Bank & Trust Co.	USD	738,219	EUR	663,713	6,916

01/17/2020	State Street Bank & Trust Co.	USD	1,455,688	GBP	1,110,149	15,410

Subtotal-Appreciation						29,554

Currency Risk

01/17/2020	Bank of New York Mellon (The)	GBP	29,050,110	USD	37,613,792	(881,528)

01/17/2020	State Street Bank & Trust Co.	CAD	20,109,696	USD	15,151,896	(335,744)

01/17/2020	State Street Bank & Trust Co.	CHF	9,509,465	USD	9,609,126	(224,471)

01/17/2020	State Street Bank & Trust Co.	EUR	15,923,130	USD	17,694,361	(182,163)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

01/17/2020	State Street Bank & Trust Co.	GBP	34,910,663	USD	45,320,488	$ (940,857)

Subtotal–Depreciation						(2,564,763)

Total Forward Foreign Currency Contracts						$(2,535,209)

Abbreviations:

CAD	- Canadian Dollar
CHF	- Swiss Franc
EUR	- Euro
GBP	- British Pound Sterling
USD	- U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:

Investments in securities, at value (Cost $1,328,500,568)	$1,631,667,803

Investments in affiliated money market funds, at value (Cost $103,413,096)	103,412,778

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	29,554

Foreign currencies, at value (Cost $846,234)	856,183

Receivable for:
Investments sold	18,710

Fund shares sold	777,503

Dividends	2,702,145

Investment for trustee deferred compensation and retirement plans	226,236

Total assets	1,739,690,912

Liabilities:

Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	2,564,763

Payable for:
Investments purchased	28,011,059

Fund shares reacquired	6,383,822

Amount due custodian	717,282

Accrued fees to affiliates	1,500,654

Accrued trustees’ and officers’ fees and benefits	297

Accrued other operating expenses	62,300

Trustee deferred compensation and retirement plans	249,458

Total liabilities	39,489,635

Net assets applicable to shares outstanding	$1,700,201,277

Net assets consist of:
Shares of beneficial interest	$1,390,932,962

Distributable earnings	309,268,315

$1,700,201,277

Net Assets:
Series I	$187,096,710

Series II	$1,513,104,567

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	9,803,091

Series II	79,397,791

Series I:
Net asset value per share	$19.09

Series II:
Net asset value per share	$19.06

Statement of Operations

For the year ended December 31, 2019

Investment income:

Dividends (net of foreign withholding taxes of $705,270)	$38,924,340

Dividends from affiliated money market funds	1,713,295

Total investment income	40,637,635

Expenses:

Advisory fees	8,704,724

Administrative services fees	2,450,536

Custodian fees	46,919

Distribution fees - Series II	3,389,283

Transfer agent fees	30,472

Trustees’ and officers’ fees and benefits	38,729

Reports to shareholders	11,659

Professional services fees	81,000

Other	23,174

Total expenses	14,776,496

Less: Fees waived	(85,922)

Net expenses	14,690,574

Net investment income	25,947,061

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	(8,098,192)

Foreign currencies	355,860

Forward foreign currency contracts	903,540

(6,838,792)

Change in net unrealized appreciation (depreciation) of:
Investment securities	281,453,547

Foreign currencies	24,902

Forward foreign currency contracts	(2,383,293)

279,095,156

Net realized and unrealized gain	272,256,364

Net increase in net assets resulting from operations	$298,203,425

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018

Operations:

Net investment income	$25,947,061	$25,317,518

Net realized gain (loss)	(6,838,792)	167,616,765

Change in net unrealized appreciation (depreciation)	279,095,156	(397,739,484)

Net increase (decrease) in net assets resulting from operations	298,203,425	(204,805,201)

Distributions to shareholders from distributable earnings:

Series I	(23,474,054)	(20,657,576)

Series II	(173,791,397)	(184,183,100)

Total distributions from distributable earnings	(197,265,451)	(204,840,676)

Share transactions-net:

Series I	4,136,745	25,029,084

Series II	343,560,704	(374,156,431)

Net increase (decrease) in net assets resulting from share transactions	347,697,449	(349,127,347)

Net increase (decrease) in net assets	448,635,423	(758,773,224)

Net assets:

Beginning of year	1,251,565,854	2,010,339,078

End of year	$1,700,201,277	$1,251,565,854

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/19	$17.51	$0.37		$3.84	$ 4.21	$(0.38)	$(2.25)	$(2.63)	$19.09	25.19%	$ 187,097	0.73	%(d)	0.74	%(d)	1.91	%(d)	62%
Year ended 12/31/18	22.70	0.36		(2.95)	(2.59)	(0.47)	(2.13)	(2.60)	17.51	(13.38)	166,306	0.75		0.75		1.63		32
Year ended 12/31/17	21.05	0.41	(e)	2.52	2.93	(0.34)	(0.94)	(1.28)	22.70	14.32	187,254	0.76		0.76		1.90	(e)	17
Year ended 12/31/16	19.60	0.33		3.29	3.62	(0.23)	(1.94)	(2.17)	21.05	19.69	168,082	0.77		0.79		1.69		28
Year ended 12/31/15	25.15	0.33		(1.30)	(0.97)	(0.74)	(3.84)	(4.58)	19.60	(3.06)	149,066	0.78		0.84		1.41		22
Series II
Year ended 12/31/19	17.48	0.32		3.83	4.15	(0.32)	(2.25)	(2.57)	19.06	24.85	1,513,105	0.98	(d)	0.99	(d)	1.66	(d)	62
Year ended 12/31/18	22.66	0.30		(2.95)	(2.65)	(0.40)	(2.13)	(2.53)	17.48	(13.59)	1,085,260	1.00		1.00		1.38		32
Year ended 12/31/17	21.02	0.36	(e)	2.51	2.87	(0.29)	(0.94)	(1.23)	22.66	14.04	1,823,085	1.01		1.01		1.65	(e)	17
Year ended 12/31/16	19.58	0.28		3.28	3.56	(0.18)	(1.94)	(2.12)	21.02	19.37	1,838,074	1.02		1.04		1.44		28
Year ended 12/31/15	25.09	0.27		(1.29)	(1.02)	(0.65)	(3.84)	(4.49)	19.58	(3.26)	1,435,111	1.03		1.09		1.16		22

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $182,503 and $1,354,720 for Series I and Series II shares, respectively.
(e)

Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.30 and 1.42%, and $0.25 and 1.17%, for Series I and Series II, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco V.I. Growth and Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek long-term growth of capital and income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Invesco V.I. Growth and Income Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco V.I. Growth and Income Fund

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.600%

Over $500 million	0.550%

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.57%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.78% and Series II shares to 1.03% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $85,922.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $207,526 for accounting and fund administrative services and was reimbursed $2,243,010 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Invesco V.I. Growth and Income Fund

For the year ended December 31, 2019, the Fund incurred $73,303 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	-	Prices are determined using quoted prices in an active market for identical assets.
Level 2	-	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	-	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$1,487,323,296	$144,344,507	$-	$ 1,631,667,803

Money Market Funds	103,412,778	-	-	103,412,778

Total Investments in Securities	1,590,736,074	144,344,507	-	1,735,080,581

Other Investments - Assets*

Forward Foreign Currency Contracts	-	29,554	-	29,554

Other Investments - Liabilities*

Forward Foreign Currency Contracts	-	(2,564,763)	-	(2,564,763)

Total Other Investments	-	(2,535,209)	-	(2,535,209)

Total Investments	$1,590,736,074	$141,809,298	$-	$1,732,545,372

* Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2019:

Value
Derivative Assets	Currency Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$29,554

Derivatives not subject to master netting agreements	-

Total Derivative Assets subject to master netting agreements	$29,554

Invesco V.I. Growth and Income Fund

Value
Derivative Liabilities	Currency Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(2,564,763)

Derivatives not subject to master netting agreements	-

Total Derivative Liabilities subject to master netting agreements	$(2,564,763)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2019.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of New York Mellon (The)	$ -	$ (881,528)	$(881,528)	$-	$-	$(881,528)

State Street Bank & Trust Co.	29,554	(1,683,235)	(1,653,681)	-	-	(1,653,681)

Total	$29,554	$(2,564,763)	$(2,535,209)	$-	$-	$(2,535,209)

Effect of Derivative Investments for the year ended December 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations Currency Risk
Realized Gain:
Forward foreign currency contracts	$ 903,540

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(2,383,293)

Total	$(1,479,753)

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts
Average notional value	$159,044,939

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Growth and Income Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018

Ordinary income	$24,898,470	$38,083,181

Long-term capital gain	172,366,981	166,757,495

Total distributions	$197,265,451	$204,840,676

Tax Components of Net Assets at Period-End:
2019

Undistributed ordinary income	$26,288,357

Undistributed long-term capital gain	21,853,705

Net unrealized appreciation – investments	261,297,943

Net unrealized appreciation - foreign currencies	21,831

Temporary book/tax differences	(193,521)

Shares of beneficial interest	1,390,932,962

Total net assets	$1,700,201,277

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to forward foreign currency contracts and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $1,078,494,879 and $902,686,567, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$291,213,520

Aggregate unrealized (depreciation) of investments	(29,915,577)

Net unrealized appreciation of investments	$261,297,943

Cost of investments for tax purposes is $1,471,247,429.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2019, undistributed net investment income was increased by $355,861 and undistributed net realized gain (loss) was decreased by $355,861. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity
	Year ended December 31, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	961,502	$18,593,160	1,599,024	$33,449,701

Series II	46,991,194	937,263,516	4,823,927	100,263,745

Invesco V.I. Growth and Income Fund

	Summary of Share Activity
	Year ended December 31, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Series I	1,324,721	$23,474,054	978,568	$20,657,576

Series II	9,813,179	173,791,397	8,737,339	184,183,100

Reacquired:
Series I	(1,980,258)	(37,930,469)	(1,330,437)	(29,078,193)

Series II	(39,496,692)	(767,494,209)	(31,937,812)	(658,603,276)

Net increase (decrease) in share activity	17,613,646	$347,697,449	(17,129,391)	$(349,127,347)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 79% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Growth and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Growth and Income Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,078.20	$3.82	$1,021.53	$3.72	0.73%
Series II	1,000.00	1,076.60	5.13	1,020.27	4.99	0.98

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Growth and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Long-term Capital Gain Distribution	172,366,981
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Growth and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Invesco V.I. Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Invesco V.I. Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer - Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Invesco V.I. Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers-(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Growth and Income Fund

Annual Report to Shareholders	December 31, 2019

Invesco V.I. Health Care Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	I-VIGHC-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2019, Series I shares of Invesco V.I. Health Care Fund (the Fund) outperformed the MSCI World Health Care Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes Total returns, 12/31/18 to 12/31/19, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	32.50%
Series II Shares	32.18
MSCI World Index▼ (Broad Market Index)	27.67
MSCI World Health Care Index▼ (Style-Specific Index)	23.24
Lipper VUF Health/Biotechnology Funds Classification Average∎ (Peer Group)	27.16
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Equity markets rallied in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and indication that the US Federal Reserve (the Fed) would not raise interest rates in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the

Fed cut interest rates by 0.25% in July and again in September 2019.1 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. Risk assets surged higher as a result of a delay in the Brexit agreement until January 2020, optimism that phase one of a US-China trade deal would be completed and better-than-expected third-quarter corporate earnings results. The US economy rose higher than expected, at 2.1% during the third quarter of 2019.2 During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

Stock selection in biotechnology and pharmaceuticals was the main driver behind the Fund’s outperformance relative to the style-specific benchmark during the year. Axsome Therapeutics, a neurology company developing potential best-in-class drugs for depression, migraine, agitation and narcolepsy, was the greatest contributor to relative performance. The company reported positive data in narcolepsy and depression in 2019. In the fourth quarter, Axsome announced positive top-line data for the phase III GEMINI trial of AXS-05 in major depressive disorder. The effects, speed of onset, responder rates and deepening effect over time position AXS-05 as a differentiated therapy that could potentially be a new standard of care. Array BioPharma was the second-largest contributor to the Fund’s relative performance. Array BioPharma is a discovery research company that provides drug discovery products and services to create, evaluate and optimize potential drug candidates in collaboration with pharmaceutical and biotechnology companies. The company’s stock soared after announcing positive clinical trial results in early spring and then was bought by Pfizer in June 2019.

Stock selection in managed health care and life science tools and services also aided the Fund’s performance versus the style-specific benchmark during the year. The greatest contributor of these being Thermo Fisher Scientific, a life sciences tools and services company. The firm consolidated its presence in this market with several acquisitions, most recently Affymetrix, FEI and Patheon (not Fund holdings), with the goal of continuing to be the ultimate provider of life science instruments and consumables. The acquisition approach has allowed the

Portfolio Composition
By country	% of total net assets

United States	75.28%
Switzerland	6.56
United Kingdom	3.77
Brazil	2.86
France	2.80
Denmark	2.47
Countries, each less than 2% of portfolio	4.67
Money Market Funds Plus Other Assets Less Liabilities	1.59

Top 10 Equity Holdings*
% of total net assets

1. UnitedHealth Group, Inc.	4.61%
2. Thermo Fisher Scientific, Inc.	4.41
3. Medtronic PLC	4.19
4. Novartis AG, ADR	4.17
5. Johnson & Johnson	3.92
6. AstraZeneca PLC, ADR	3.77
7. Merck & Co., Inc.	3.23
8. Sanofi, ADR	2.63
9. Biogen, Inc.	2.53
10. Zimmer Biomet Holdings, Inc.	2.45

Total Net Assets	$220.7 million

Total Number of Holdings*	72

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2019.

Invesco V.I. Health Care Fund

firm to broaden its product offering and increase market share.

    Stock selection in health care equipment and health care supplies detracted from the Fund’s performance relative to the style-specific benchmark during the year. Specifically, Alcon, the largest eye care device company in the world. In 2019, the company spun-off from Novartis and management was optimistic that this independence would result in increased flexibility and improved performance. The stock price was not particularly strong during the year, as the company worked through separation costs and restructuring plans. Wright Medical, a medical device company specializing in extremities and biologics products, also detracted from the Fund’s relative performance. The firm had a difficult second quarter with salesforce integration issues slowing momentum and lowering forward guidance. However, in the fourth quarter Stryker (not a Fund holding) agreed to buy Wright at a 52% premium to its stock price at the time.

    We continue to believe research and development productivity within health care remains robust, as information technology increasingly intersects with new medical technologies and a receptive regulatory environment to shepherd new treatments to market. Therefore, we continue to emphasize and search for new investment opportunities in the biotechnology and pharmaceuticals industries, and in areas like life sciences tools and services, and medical devices.

    As always, thank you for your continued investment in Invesco V.I. Health Care Fund.

1	Source: US Federal Reserve

2	Source: Bureau of Economic Analysis

Portfolio managers:

Henry Wu

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Health Care Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1	Source: Lipper Inc.
2	Source: RIMES Technologies Corp.

Past performance cannot guarantee

future results.

Average Annual Total Returns
As of 12/31/19

Series I Shares
Inception (5/21/97)	9.09%
10 Years	12.15
5 Years	7.18
1 Year	32.50

Series II Shares
Inception (4/30/04)	8.61%
10 Years	11.87
5 Years	6.91
1 Year	32.18

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.00% and 1.25%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Health Care Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Health Care Fund

Invesco V.I. Health Care Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The MSCI World Index is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for nonresident investors.
∎	The Lipper VUF Health/ Biotechnology Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Health/Biotechnology Funds classification.
∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Health Care Fund

Schedule of Investments(a)

December 31, 2019

	Shares	Value
Common Stocks & Other Equity Interests-98.41%
Biotechnology-17.70%
ACADIA Pharmaceuticals, Inc.(b)	29,163	$1,247,593

Alexion Pharmaceuticals, Inc.(b)	27,043	2,924,700

Amarin Corp. PLC, ADR (Ireland)(b)	53,490	1,146,826

Ascendis Pharma A/S, ADR (Denmark)(b)	9,637	1,340,699

Avrobio, Inc.(b)	15,465	311,310

Biogen, Inc.(b)	18,845	5,591,877

Biohaven Pharmaceutical Holding Co. Ltd.(b)	21,736	1,183,308

BioMarin Pharmaceutical, Inc.(b)	48,889	4,133,565

Bluebird Bio, Inc.(b)	5,791	508,160

Constellation Pharmaceuticals, Inc.(b)	8,994	423,707

DBV Technologies S.A., ADR (France)(b)	34,735	371,665

Exact Sciences Corp.(b)	31,402	2,904,057

Global Blood Therapeutics, Inc.(b)	19,010	1,511,105

Heron Therapeutics, Inc.(b)	27,976	657,436

Immunomedics, Inc.(b)	55,348	1,171,164

Incyte Corp.(b)	20,164	1,760,721

IVERIC bio, Inc.(b)	103,668	889,471

Kadmon Holdings, Inc.(b)	189,896	860,229

Neurocrine Biosciences, Inc.(b)	14,118	1,517,544

REGENXBIO, Inc.(b)	14,958	612,829

Rocket Pharmaceuticals, Inc.(b)	63,634	1,448,310

Rubius Therapeutics, Inc.(b)	40,991	389,415

Sarepta Therapeutics, Inc.(b)	11,570	1,492,993

Vertex Pharmaceuticals, Inc.(b)	21,353	4,675,239

		39,073,923

Drug Retail-0.61%
Raia Drogasil S.A. (Brazil)	48,660	1,352,087

Health Care Equipment-16.87%
Abbott Laboratories	62,242	5,406,340

Baxter International, Inc.	31,801	2,659,200

Becton, Dickinson and Co.	6,568	1,786,299

Boston Scientific Corp.(b)	115,911	5,241,495

Edwards Lifesciences Corp.(b)	12,869	3,002,209

Globus Medical, Inc., Class A(b)	9,201	541,755

Koninklijke Philips N.V. (Netherlands)	80,603	3,940,614

Medtronic PLC	81,585	9,255,818

Zimmer Biomet Holdings, Inc.	36,147	5,410,483

		37,244,213

Health Care Facilities–1.62%
HCA Healthcare, Inc.	24,171	3,572,716

Health Care Services-2.91%
Cigna Corp.	16,951	3,466,310

CVS Health Corp.	39,698	2,949,164

		6,415,474

	Shares	Value
Health Care Supplies-2.03%
Alcon, Inc. (Switzerland)(b)	20,862	$1,180,163

Align Technology, Inc.(b)	6,791	1,894,961

Silk Road Medical, Inc.(b)	34,745	1,403,003

		4,478,127

Health Care Technology-1.30%
HMS Holdings Corp.(b)	32,082	949,627
Inspire Medical Systems, Inc.(b)	25,931	1,924,340

		2,873,967

Life Sciences Tools & Services-8.51%
10X Genomics, Inc., Class A(b)	9,554	728,493

Agilent Technologies, Inc.	16,723	1,426,639

Bio-Rad Laboratories, Inc., Class A(b)	6,180	2,286,785

Eurofins Scientific SE (Luxembourg)	3,811	2,116,398

Illumina, Inc.(b)	7,505	2,489,709

Thermo Fisher Scientific, Inc.	29,943	9,727,582

		18,775,606

Managed Health Care-13.53%
Anthem, Inc.	15,612	4,715,292

Centene Corp.(b)	59,710	3,753,968

Hapvida Participacoes e Investimentos S.A. (Brazil)(c)	150,700	2,396,722

HealthEquity, Inc.(b)	11,488	850,916

Humana, Inc.	14,723	5,396,274

Notre Dame Intermedica Participacoes S.A. (Brazil)	150,683	2,559,351

UnitedHealth Group, Inc.	34,631	10,180,821

		29,853,344

Pharmaceuticals-33.33%
AstraZeneca PLC, ADR (United Kingdom)	166,828	8,318,044

Axsome Therapeutics, Inc.(b)	45,329	4,685,205

Bristol-Myers Squibb Co.	78,666	5,049,570

Elanco Animal Health, Inc.(b)	58,724	1,729,422

Eli Lilly and Co.	39,598	5,204,365

Johnson & Johnson	59,326	8,653,884

Merck & Co., Inc.	78,283	7,119,839

Milestone Pharmaceuticals, Inc. (Canada)(b)	34,630	554,426

Nippon Shinyaku Co. Ltd. (Japan)	29,200	2,539,262

Novartis AG, ADR (Switzerland)	97,228	9,206,519

Novo Nordisk A/S, Class B (Denmark)	70,943	4,114,671

Odonate Therapeutics, Inc.(b)	27,809	902,402

Pfizer, Inc.	90,493	3,545,516

Relmada Therapeutics, Inc.(b)	28,383	1,106,937

Roche Holding AG (Switzerland)	12,664	4,106,404

Sanofi, ADR (France)	115,630	5,804,626

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Health Care Fund

	Shares	Value
Pharmaceuticals–(continued)
Zogenix, Inc.(b)	17,712	$923,327

		73,564,419

Total Common Stocks & Other Equity Interests (Cost $143,337,219)		217,203,876

Money Market Funds–1.73%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(d)	1,366,547	1,366,547

Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(d)	893,541	893,809

	Shares	Value
Invesco Treasury Portfolio, Institutional Class, 1.49%(d)	1,561,768	$1,561,768

Total Money Market Funds (Cost $3,822,164)		3,822,124

TOTAL INVESTMENTS IN SECURITIES-100.14% (Cost $147,159,383)		221,026,000

OTHER ASSETS LESS LIABILITIES–(0.14)%		(308,643)

NET ASSETS-100.00%		$220,717,357

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2019 represented 1.09% of the Fund’s Net Assets.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Health Care Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in securities, at value (Cost $143,337,219)	$217,203,876

Investments in affiliated money market funds, at value (Cost $3,822,164)	3,822,124

Foreign currencies, at value (Cost $53,968)	54,562

Receivable for:
Fund shares sold	26,288

Dividends	278,318

Investment for trustee deferred compensation and retirement plans	81,744

Total assets	221,466,912

Liabilities:
Payable for:
Fund shares reacquired	388,864

Amount due custodian	110,478

Accrued fees to affiliates	120,788

Accrued other operating expenses	39,364

Trustee deferred compensation and retirement plans	90,061

Total liabilities	749,555

Net assets applicable to shares outstanding	$220,717,357

Net assets consist of:
Shares of beneficial interest	$141,570,385

Distributable earnings	79,146,972

$220,717,357

Net Assets:
Series I	$149,954,492

Series II	$70,762,865

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	4,960,896

Series II	2,483,505

Series I:
Net asset value per share	$30.23

Series II:
Net asset value per share	$28.49

Statement of Operations

For the year ended December 31, 2019

Investment income:
Dividends (net of foreign withholding taxes of $122,215)	$2,496,070

Dividends from affiliated money market funds	90,288

Total investment income	2,586,358

Expenses:
Advisory fees	1,505,765

Administrative services fees	326,651

Custodian fees	8,484

Distribution fees - Series II	161,301

Transfer agent fees	31,478

Trustees’ and officers’ fees and benefits	20,911

Reports to shareholders	8,189

Professional services fees	48,589

Other	3,208

Total expenses	2,114,576

Less: Fees waived	(4,841)

Net expenses	2,109,735

Net investment income	476,623

Realized and unrealized gain from:
Net realized gain from:
Investment securities	5,110,258

Foreign currencies	1,676

5,111,934

Change in net unrealized appreciation of:
Investment securities	50,734,461

Foreign currencies	1,765

50,736,226

Net realized and unrealized gain	55,848,160

Net increase in net assets resulting from operations	$56,324,783

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Health Care Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018

Operations:
Net investment income	$476,623	$52,575

Net realized gain	5,111,934	6,023,929

Change in net unrealized appreciation (depreciation)	50,736,226	(4,170,670)

Net increase in net assets resulting from operations	56,324,783	1,905,834

Distributions to shareholders from distributable earnings:
Series I	(3,345,368)	(18,007,655)

Series II	(1,628,278)	(8,604,944)

Total distributions from distributable earnings	(4,973,646)	(26,612,599)

Share transactions-net:
Series I	(14,313,793)	1,916,919

Series II	(6,003,015)	1,194,044

Net increase (decrease) in net assets resulting from share transactions	(20,316,808)	3,110,963

Net increase (decrease) in net assets	31,034,329	(21,595,802)

Net assets:
Beginning of year	189,683,028	211,278,830

End of year	$220,717,357	$189,683,028

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Health Care Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period		Total return (b)	Net assets, end of period (000’s omitted)		Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/19	$23.41	$ 0.08		$ 7.40	$ 7.48	$(0.01)	$(0.65)	$(0.66)	$30.2	3	32.50%	$149,95	4	0.97%	(d)	0.97%	(d)	0.32%	(d)	8%
Year ended 12/31/18	26.44	0.03	(e)	0.59	0.62	-	(3.65)	(3.65)	23.41		0.90	129,377		1.00		1.00		0.10	(e)	35
Year ended 12/31/17	24.11	(0.02)		3.86	3.84	(0.10)	(1.41)	(1.51)	26.44		15.83	144,038		1.01		1.01		(0.08)		37
Year ended 12/31/16	31.75	0.09		(3.36)	(3.27)	-	(4.37)	(4.37)	24.11		(11.46)	145,408		1.04		1.04		0.31		23
Year ended 12/31/15	33.78	0.00		1.08	1.08	-	(3.11)	(3.11)	31.75		3.16	209,511		1.06		1.07		0.01		42
Series II
Year ended 12/31/19	22.14	0.02		6.98	7.00	-	(0.65)	(0.65)	28.49		32.18	70,763		1.22	(d)	1.22	(d)	0.07	(d)	8
Year ended 12/31/18	25.25	(0.04	)(e)	0.58	0.54	-	(3.65)	(3.65)	22.14		0.62	60,306		1.25		1.25		(0.15	)(e)	35
Year ended 12/31/17	23.07	(0.08)		3.69	3.61	(0.02)	(1.41)	(1.43)	25.25		15.55	67,240		1.26		1.26		(0.33)		37
Year ended 12/31/16	30.65	0.02		(3.23)	(3.21)	-	(4.37)	(4.37)	23.07		(11.69)	69,190		1.29		1.29		0.06		23
Year ended 12/31/15	32.80	(0.08)		1.04	0.96	-	(3.11)	(3.11)	30.65		2.89	103,464		1.31		1.32		(0.24)		42

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $136,234 and $64,535 for Series I and Series II shares, respectively.
(e)

Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the year ended December 31, 2018. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.00 and (0.03)%, $(0.07) and (0.28)%, for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Health Care Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco V.I. Health Care Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.  Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Invesco V.I. Health Care Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco V.I. Health Care Fund

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks - The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.750%

Next $250 million	0.740%

Next $500 million	0.730%

Next $1.5 billion	0.720%

Next $2.5 billion	0.710%

Next $2.5 billion	0.700%

Next $2.5 billion	0.690%

Over $10 billion	0.680%

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $4,841.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $28,452 for accounting and fund administrative services and was reimbursed $298,199 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

Invesco V.I. Health Care Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2019, the Fund incurred $596 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$194,078,367	$23,125,509	$–	$217,203,876

Money Market Funds	3,822,124	–	–	3,822,124

Total Investments	$197,900,491	$23,125,509	$–	$221,026,000

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Health Care Fund

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018

Ordinary income	$1,765,566	$281,491

Long-term capital gain	3,208,080	26,331,108

Total distributions	$4,973,646	$26,612,599

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$798,485

Undistributed long-term capital gain	4,586,978

Net unrealized appreciation – investments	73,830,296

Net unrealized appreciation - foreign currencies	210

Temporary book/tax differences	(68,997)

Shares of beneficial interest	141,570,385

Total net assets	$220,717,357

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2019.

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $14,737,400 and $38,795,140, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$76,318,069

Aggregate unrealized (depreciation) of investments	(2,487,773)

Net unrealized appreciation of investments	$73,830,296

Cost of investments for tax purposes is $147,195,704.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and fair fund settlements, on December 31, 2019, undistributed net investment income was increased by $2,642 and undistributed net realized gain was decreased by $2,642. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 9–Share Information

	Summary of Share Activity
	Year ended December 31, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	588,096	$15,603,976	682,421	$18,324,767

Series II	184,379	4,579,271	204,677	5,112,391

Invesco V.I. Health Care Fund

	Summary of Share Activity

	Year ended December 31, 2019(a)		Year ended December 31, 2018

	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Series I	131,915	$3,345,368	689,156	$18,007,655

Series II	68,072	1,628,278	347,815	8,604,944

Reacquired:
Series I	(1,286,131)	(33,263,137)	(1,292,416)	(34,415,503)

Series II	(492,335)	(12,210,564)	(492,468)	(12,523,291)

Net increase (decrease) in share activity	(806,004)	$(20,316,808)	139,185	$(3,110,963)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 51% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Health Care Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Health Care Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Health Care Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,147.60	$5.25	$1,020.32	$4.94	0.97%
Series II	1,000.00	1,145.80	6.60	1,019.06	6.21	1.22

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Health Care Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Long-term Capital Gain Distributions	$3,208,080
Corporate Dividends Received Deduction*	62.09%
U.S. Treasury Obligations*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Health Care Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Invesco V.I. Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Invesco V.I. Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey -1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer - Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Invesco V.I. Health Care Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Health Care Fund

Annual Report to Shareholders	December 31, 2019
Invesco V.I. High Yield Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VIHYI-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2019, Series I shares of Invesco V.I. High Yield Fund (the Fund) underperformed the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	13.51%
Series II Shares	13.16
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	8.72
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index▼ (Style-Specific Index)	14.32
Lipper VUF High Yield Bond Funds Classification Average∎ (Peer Group)	13.01
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

For the year ended December 31, 2019, US high yield bond returns were positive. The year began with heightened volatility as investors feared that the US Federal Reserve (the Fed) had gone too far in its monetary policy tightening and that the effects would lead to a synchronized global economic growth slowdown. That uncertainty was quickly alleviated when the Fed changed its course in January and indicated it would not raise interest rates in 2019. The renewed risk appetite was further inspired by dovish central banks globally.

The Fed cut interest rates three times during the year to a range of 1.50% to 1.75%.1 The European Central Bank also cut rates to end 2019 at -0.5%.2 This, coupled with easier fiscal and monetary policy in China and the continued economic woes plaguing the European Union, led to easier financial conditions globally, which in turn drove interest rates lower across maturities.

Against this backdrop, the high yield market posted strong returns for the year. Overall, underlying company fundamentals remained supportive in spite of a weakening outlook for the energy and materials sectors as commodity prices fell. Despite the bullish sentiment of investors throughout the year, the par-weighted high yield default rate increased over 1% in 2019, and ended the year at 2.94%, compared to 1.89% at the end of 2018.3 New issuance increased more than expected in 2019, due to a surge in refinancing activity in response to the Fed’s interest rate cuts. For the year, total issuance was $287 billion compared to $187 billion in 2018, representing a 53% increase.3 In 2019, high yield mutual funds had inflows of $19 billion at year end, compared to $47 billion of outflows in 2019.3

    The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index, which measures the performance of the US high yield bond market and is the Fund’s style-specific index, returned 14.32% for the year. Likewise, the Fund generated a positive return for the year.

    During the year, the Fund benefited from its positioning in the aerospace and defense and metals and mining industries relative to the style-specific index. While the Fund had an overweight allocation to the independent energy sector relative to the style-specific index, security selection was a significant contributor to the Fund’s relative performance. The Fund’s overweight allocation to construction machinery was also beneficial to relative Fund performance, along with security selection in the pharmaceuticals industry.

    The Fund’s underweight allocation to technology during the year, relative to the style-specific index, was the largest detractor from the Fund’s performance. Security selection in retailers was also a drag on the Fund’s relative return. Additionally, an underweight allocation to finance companies, along with security selection in the industry, detracted from the Fund’s relative performance.

    During the year, we used currency forward contracts for the purpose of hedging currency exposure of non-US-dollar-denominated bonds held in the

Portfolio Composition*
By credit quality	% of total investments

A	1.8%
BBB	2.7
BB	33.2
B	43.3
CCC	17.6
Non-Rated	1.4

*

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Debt Issuers*
% of total net assets

1. CSC Holdings, LLC	1.62%
2. Sprint Corp.	1.58
3. Bombardier, Inc.	1.31
4. Tenet Healthcare Corp.	1.25
5. HCA, Inc.	1.13

Total Net Assets	$155.1 million

Total Number of Holdings*	313

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2019.

Invesco V.I. High Yield Fund

portfolio. We also used credit default swaps to efficiently manage the portfolio and to take advantage of relative value opportunities. The use of currency, interest rate and credit derivatives had an immaterial impact on the Fund’s performance during the year.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco V.I. High Yield Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: European Central Bank

3 Source: JP Morgan

Portfolio managers:

Andrew Geryol

Joseph Portera

Scott Roberts

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. High Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1   Source: RIMES Technologies Corp.

2   Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/19

Series I Shares
Inception (5/1/98)	4.38%
10 Years	6.27
5 Years	4.66
1 Year	13.51

Series II Shares
Inception (3/26/02)	6.60%
10 Years	6.03
5 Years	4.39
1 Year	13.16

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.18% and 1.43%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. High Yield Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. High Yield Fund

Invesco V.I. High Yield Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
∎

The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.

∎	The Lipper VUF High Yield Bond Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper High Yield Bond Funds classification.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. High Yield Fund

Schedule of Investments(a)

December 31, 2019

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–87.25%

Aerospace & Defense–3.63%

Bombardier, Inc. (Canada),
8.75%, 12/01/2021(b)	$170,000	$ 186,639
5.75%, 03/15/2022(b)	215,000	222,437
6.13%, 01/15/2023(b)	428,000	439,806
7.50%, 03/15/2025(b)	982,000	1,015,133
7.88%, 04/15/2027(b)	161,000	166,035
Moog, Inc., 4.25%, 12/15/2027(b)	239,000	243,804
TransDigm UK Holdings PLC, 6.88%, 05/15/2026	600,000	640,708
TransDigm, Inc.,
6.50%, 07/15/2024	157,000	162,249
6.50%, 05/15/2025	574,000	598,157
6.25%, 03/15/2026(b)	871,000	944,586
Triumph Group, Inc.,
6.25%, 09/15/2024(b)	148,000	155,894
7.75%, 08/15/2025	819,000	856,359
		5,631,807

Agricultural & Farm Machinery–0.65%

Titan International, Inc., 6.50%, 11/30/2023	1,181,000	1,013,198

Airlines–0.27%

Air Canada (Canada), 7.75%, 04/15/2021(b)	400,000	426,600

Alternative Carriers–1.16%

CenturyLink, Inc.,
Series S, 6.45%, 06/15/2021	210,000	220,290
Series Y, 7.50%, 04/01/2024	696,000	786,191
Level 3 Financing, Inc.,
5.38%, 05/01/2025	365,000	378,536
5.25%, 03/15/2026	400,000	416,740
		1,801,757

Apparel Retail–0.96%

L Brands, Inc.,
6.88%, 11/01/2035	684,000	613,394
6.75%, 07/01/2036	101,000	88,890
Michaels Stores, Inc., 8.00%, 07/15/2027(b)	830,000	794,186
		1,496,470

Apparel, Accessories & Luxury Goods–0.22%

William Carter Co. (The), 5.63%, 03/15/2027(b)	317,000	341,511

	Principal Amount	Value
Asset Management & Custody Banks–0.43%

Prime Security Services Borrower LLC/Prime Finance, Inc.,
9.25%, 05/15/2023(b)	$457,000	$ 480,135
5.75%, 04/15/2026(b)	172,000	187,266
		667,401

Auto Parts & Equipment–1.43%

Adient Global Holdings Ltd., 4.88%, 08/15/2026(b)	350,000	313,259
Dana, Inc.,
5.50%, 12/15/2024	498,000	513,356
5.38%, 11/15/2027	119,000	122,867
Flexi-Van Leasing, Inc., 10.00%, 02/15/2023(b)	346,000	329,565
Panther BF Aggregator 2 L.P./Panther Finance Co., Inc.,
6.25%, 05/15/2026(b)	215,000	232,065
8.50%, 05/15/2027(b)	354,000	376,780
Tenneco, Inc., 5.00%, 07/15/2026	365,000	336,722
		2,224,614

Automobile Manufacturers–1.50%

Ford Motor Credit Co. LLC,
5.60%, 01/07/2022	514,000	541,648
5.11%, 05/03/2029	616,000	634,580
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	1,086,000	1,148,822
Motors Liquidation Co., 8.38%, 07/15/2033(c)(d)	1,060,000	0
		2,325,050

Automotive Retail–1.99%

Capitol Investment Merger Sub 2 LLC, 10.00%, 08/01/2024(b)	646,000	672,108
Lithia Motors, Inc.,
5.25%, 08/01/2025(b)	248,000	260,193
4.63%, 12/15/2027(b)	169,000	174,131
Murphy Oil USA, Inc.,
5.63%, 05/01/2027	722,000	776,401
4.75%, 09/15/2029	202,000	213,700
Penske Automotive Group, Inc., 5.50%, 05/15/2026	942,000	988,487
		3,085,020

Broadcasting–2.21%
AMC Networks, Inc.,
5.00%, 04/01/2024	486,000	496,935
4.75%, 08/01/2025	127,000	127,741
Clear Channel Worldwide Holdings, Inc., 9.25%, 02/15/2024(b)	929,000	1,030,805
Gray Television, Inc., 7.00%, 05/15/2027(b)	564,000	627,788
iHeartCommunications, Inc., 8.38%, 05/01/2027	817,000	904,296

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value

Broadcasting–(continued)

TV Azteca S.A.B. de C.V. (Mexico), 8.25%, 08/09/2024	$270,000	$241,765

		3,429,330

Building Products–0.42%

Advanced Drainage Systems, Inc., 5.00%, 09/30/2027(b)	219,000	226,467

Standard Industries, Inc., 5.00%, 02/15/2027(b)	400,000	417,929

		644,396

Cable & Satellite–6.47%

Altice Financing S.A. (Luxembourg), 7.50%, 05/15/2026(b)	430,000	463,046

Altice Luxembourg S.A. (Luxembourg), 10.50%, 05/15/2027(b)	410,000	468,179

CCO Holdings LLC/CCO Holdings Capital Corp.,
5.75%, 01/15/2024	6,000	6,122

5.75%, 02/15/2026(b)	1,128,000	1,192,149

5.13%, 05/01/2027(b)	400,000	422,740

CSC Holdings LLC,
10.88%, 10/15/2025(b)	445,000	498,122

6.50%, 02/01/2029(b)	1,395,000	1,558,041

Dish DBS Corp.,
5.88%, 11/15/2024	986,000	1,009,625

7.75%, 07/01/2026	220,000	233,473

DISH Network Corp., Conv., 3.38%, 08/15/2026	376,000	362,614

Intelsat Jackson Holdings S.A. (Luxembourg),
5.50%, 08/01/2023	967,000	832,708

8.50%, 10/15/2024(b)	501,000	457,370

9.75%, 07/15/2025(b)	210,000	194,688

Telenet Finance Luxembourg Notes S.a r.l. (Belgium), 5.50%, 03/01/2028(b)	400,000	430,600

UPCB Finance IV Ltd. (Netherlands), 5.38%, 01/15/2025(b)	450,000	463,538

Virgin Media Finance PLC (United Kingdom), 6.00%, 10/15/2024(b)	450,000	464,812

Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 08/15/2026(b)	300,000	315,697

VTR Finance B.V. (Chile), 6.88%, 01/15/2024(b)	440,000	450,817

Ziggo Bond Co. B.V. (Netherlands), 5.88%, 01/15/2025(b)	200,000	206,709

		10,031,050

Casinos & Gaming–2.44%

Boyd Gaming Corp., 6.00%, 08/15/2026	226,000	243,311

Cirsa Finance International S.a.r.l. (Spain), 7.88%, 12/20/2023(b)	200,000	212,342

Codere Finance 2 (Luxembourg) S.A. (Spain), 7.63%, 11/01/2021(b)	448,000	409,838

Melco Resorts Finance Ltd. (Hong Kong), 5.63%, 07/17/2027(b)	229,000	238,921

	Principal Amount	Value

Casinos & Gaming–(continued)

MGM China Holdings Ltd. (Macau), 5.88%, 05/15/2026(b)	$206,000	$218,746

MGM Resorts International,
7.75%, 03/15/2022	519,000	579,609

6.00%, 03/15/2023	305,000	335,373

Scientific Games International, Inc., 7.00%, 05/15/2028(b)	251,000	269,034

Studio City Finance Ltd. (Macau), 7.25%, 02/11/2024(b)	505,000	535,090

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/2025(b)	685,000	735,512

		3,777,776

Coal & Consumable Fuels–0.68%

SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., 7.50%, 06/15/2025(b)	1,097,000	1,057,684

Commodity Chemicals–0.82%

Koppers, Inc., 6.00%, 02/15/2025(b)	460,000	482,996

Nufarm Australia Ltd./Nufarm Americas, Inc. (Australia), 5.75%, 04/30/2026(b)	306,000	302,281

Olin Corp., 5.63%, 08/01/2029	466,000	493,051

		1,278,328

Communications Equipment–0.75%

CommScope Technologies LLC, 6.00%, 06/15/2025(b)	152,000	152,552

Hughes Satellite Systems Corp., 7.63%, 06/15/2021	942,000	1,008,194

		1,160,746

Construction & Engineering–0.48%

William Lyon Homes, Inc.,
6.00%, 09/01/2023	124,000	129,632

6.63%, 07/15/2027(b)	562,000	611,370

		741,002

Construction Materials–0.18%

Cemex S.A.B. de C.V. (Mexico), 5.45%, 11/19/2029(b)	270,000	282,488

Consumer Finance–1.78%

Ally Financial, Inc., 5.13%, 09/30/2024	966,000	1,067,309

Navient Corp.,
8.00%, 03/25/2020	178,000	180,142

7.25%, 01/25/2022	345,000	375,436

7.25%, 09/25/2023	1,005,000	1,138,183

		2,761,070

Copper–1.88%

First Quantum Minerals Ltd. (Zambia), 7.50%, 04/01/2025(b)	1,022,000	1,047,126

Freeport-McMoRan, Inc., 5.40%, 11/14/2034	1,118,000	1,173,702

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value

Copper–(continued)

Taseko Mines Ltd. (Canada), 8.75%, 06/15/2022(b)	$840,000	$699,562

		2,920,390

Data Processing & Outsourced Services–0.55%

Alliance Data Systems Corp., 4.75%, 12/15/2024(b)	394,000	394,000

Cardtronics Inc./Cardtronics USA, Inc., 5.50%, 05/01/2025(b)	440,000	457,783

		851,783

Distributors–0.66%

Core & Main Holdings L.P., 9.38% PIK Rate, 8.63% Cash Rate, 09/15/2024(b)(e)	975,000	1,016,842

Diversified Banks–0.94%

Barclays Bank PLC (United Kingdom), 7.63%, 11/21/2022	200,000	224,893

Credit Agricole S.A. (France), 8.13%(b)(f)	507,000	616,449

Societe Generale S.A. (France), 7.38%(b)(f)	308,000	327,027

Standard Chartered PLC (United Kingdom), 7.50%(b)(f)	263,000	283,957

		1,452,326

Diversified Chemicals–0.53%

Braskem Netherlands Finance B.V. (Brazil), 4.50%, 01/31/2030(b)	320,000	318,880

Chemours Co. (The), 7.00%, 05/15/2025	220,000	222,109

Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.38%, 09/01/2025(b)	285,000	285,712

		826,701

Diversified Metals & Mining–0.53%

Hudbay Minerals, Inc. (Canada), 7.63%, 01/15/2025(b)	396,000	418,804

Vedanta Resources Ltd. (India), 6.38%, 07/30/2022(b)	407,000	400,208

		819,012

Diversified REITs–0.73%

Colony Capital, Inc., Conv.,
3.88%, 01/15/2021	34,000	33,575

5.00%, 04/15/2023	268,000	267,659

iStar, Inc., 4.75%, 10/01/2024	803,000	833,783

		1,135,017

Diversified Support Services–0.31%

IAA, Inc., 5.50%, 06/15/2027(b)	454,000	483,215

Electric Utilities–0.25%

DPL, Inc., 4.35%, 04/15/2029(b)	405,000	390,729

	Principal Amount	Value

Electrical Components & Equipment–0.51%

EnerSys,
5.00%, 04/30/2023(b)	$598,000	$628,148

4.38%, 12/15/2027(b)	172,000	170,297

		798,445

Electronic Equipment & Instruments–0.48%

Itron, Inc., 5.00%, 01/15/2026(b)	452,000	469,672

MTS Systems Corp., 5.75%, 08/15/2027(b)	260,000	272,440

		742,112

Environmental & Facilities Services–0.47%

GFL Environmental, Inc. (Canada),
7.00%, 06/01/2026(b)	141,000	149,354

5.13%, 12/15/2026(b)	103,000	108,550

Waste Pro USA, Inc., 5.50%, 02/15/2026(b)	444,000	463,901

		721,805

Fertilizers & Agricultural Chemicals–0.32%

OCI N.V. (Netherlands), 6.63%, 04/15/2023(b)	481,000	503,126

Food Retail–1.29%

Albertsons Cos., Inc./Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC,
6.63%, 06/15/2024	783,000	821,484

7.50%, 03/15/2026(b)	278,000	312,576

5.88%, 02/15/2028(b)	309,000	328,884

Quatrim S.A.S.U. (France), 5.88%, 01/15/2024(b)	100,000	118,455

Simmons Foods, Inc., 5.75%, 11/01/2024(b)	419,000	421,969

		2,003,368

Forest Products–0.38%

Norbord, Inc. (Canada), 5.75%, 07/15/2027(b)	560,000	582,595

Gas Utilities–1.16%

AmeriGas Partners L.P./AmeriGas Finance Corp., 5.88%, 08/20/2026	741,000	818,323

Suburban Propane Partners L.P./Suburban Energy Finance Corp., 5.50%, 06/01/2024	955,000	983,641

		1,801,964

Health Care Facilities–3.18%

Community Health Systems, Inc.,
6.25%, 03/31/2023	777,000	790,597

8.00%, 03/15/2026(b)	449,000	463,311

HCA, Inc.,
7.50%, 02/15/2022	334,000	369,664

5.38%, 02/01/2025	640,000	709,066

5.88%, 02/15/2026	410,000	466,982

5.50%, 06/15/2047	170,000	195,159

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value

Health Care Facilities–(continued)

Tenet Healthcare Corp., 6.75%, 06/15/2023	$1,760,000	$1,937,399

		4,932,178

Health Care REITs–0.27%

MPT Operating Partnership L.P./MPT Finance Corp., 5.00%, 10/15/2027	395,000	419,697

Health Care Services–1.95%

Eagle Holding Co. II LLC, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(e)	474,000	482,642

Envision Healthcare Corp., 8.75%, 10/15/2026(b)	213,000	132,667

Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	795,000	816,145

MPH Acquisition Holdings LLC, 7.13%, 06/01/2024(b)	650,000	630,494

Polaris Intermediate Corp., 9.25% PIK Rate, 8.50% Cash Rate, 12/01/2022(b)(e)	386,000	360,425

Surgery Center Holdings, Inc., 10.00%, 04/15/2027(b)	308,000	338,907

Team Health Holdings, Inc., 6.38%, 02/01/2025(b)	384,000	257,439

		3,018,719

Home Improvement Retail–0.26%

Hillman Group, Inc. (The), 6.38%, 07/15/2022(b)	438,000	408,572

Homebuilding–1.86%

Ashton Woods USA LLC/Ashton Woods Finance Co., 9.88%, 04/01/2027(b)	402,000	453,395

KB Home, 4.80%, 11/15/2029	300,000	306,750

Lennar Corp.,
8.38%, 01/15/2021	112,000	118,765

5.38%, 10/01/2022	404,000	432,406

Mattamy Group Corp. (Canada), 5.25%, 12/15/2027(b)	284,000	296,070

Meritage Homes Corp., 5.13%, 06/06/2027	350,000	373,746

PulteGroup, Inc., 6.38%, 05/15/2033	11,000	12,878

Taylor Morrison Communities, Inc., 5.75%, 01/15/2028(b)	320,000	349,711

Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 04/15/2023(b)	498,000	538,047

		2,881,768

Household Products–1.35%

Energizer Holdings, Inc.,
6.38%, 07/15/2026(b)	77,000	82,147

7.75%, 01/15/2027(b)	275,000	307,835

Reynolds Group Issuer, Inc./LLC, 7.00%, 07/15/2024(b)	929,000	962,096

Spectrum Brands, Inc., 5.75%, 07/15/2025	705,000	737,613

		2,089,691

	Principal Amount	Value

Human Resource & Employment Services–0.35%

ASGN, Inc., 4.63%, 05/15/2028(b)	$534,000	$549,876

Independent Power Producers & Energy Traders–0.98%

Calpine Corp., 5.50%, 02/01/2024	334,000	339,842

Enviva Partners L.P./Enviva Partners Finance Corp., 6.50%, 01/15/2026(b)	335,000	359,498

NRG Energy, Inc.,
7.25%, 05/15/2026	200,000	218,870

6.63%, 01/15/2027	175,000	190,199

5.25%, 06/15/2029(b)	374,000	405,079

		1,513,488

Industrial Machinery–1.65%

Cleaver-Brooks, Inc., 7.88%, 03/01/2023(b)	866,000	866,359

EnPro Industries, Inc., 5.75%, 10/15/2026	795,000	848,939

Mueller Industries, Inc., 6.00%, 03/01/2027	825,000	846,943

		2,562,241

Integrated Oil & Gas–0.47%

Petrobras Global Finance B.V. (Brazil), 5.75%, 02/01/2029	645,000	728,689

Integrated Telecommunication Services–2.65%

Altice France S.A. (France), 7.38%, 05/01/2026(b)	764,000	821,674

Cincinnati Bell, Inc.,
7.00%, 07/15/2024(b)	629,000	661,230

8.00%, 10/15/2025(b)	94,000	99,914

CommScope, Inc.,
6.00%, 03/01/2026(b)	467,000	497,646

8.25%, 03/01/2027(b)	536,000	565,132

Frontier Communications Corp.,
10.50%, 09/15/2022	1,501,000	735,958

11.00%, 09/15/2025	264,000	128,700

Telecom Italia Capital S.A. (Italy),
6.38%, 11/15/2033	95,000	105,626

7.20%, 07/18/2036	417,000	495,146

		4,111,026

Interactive Media & Services–1.49%

Cable Onda S.A. (Panama), 4.50%, 01/30/2030(b)	210,000	221,518

Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)	684,000	734,017

Diamond Sports Group LLC/Diamond Sports Finance Co.,
5.38%, 08/15/2026(b)	579,000	586,774

6.63%, 08/15/2027(b)	784,000	763,890

		2,306,199

Leisure Products–0.21%

Mattel, Inc., 6.75%, 12/31/2025(b)	303,000	326,296

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value

Managed Health Care–1.10%

Centene Corp.,
5.38%, 06/01/2026(b)	$356,000	$378,464

4.63%, 12/15/2029(b)	250,000	263,925

Molina Healthcare, Inc., 4.88%, 06/15/2025(b)	340,000	350,341

WellCare Health Plans, Inc.,
5.25%, 04/01/2025	367,000	382,594

5.38%, 08/15/2026(b)	310,000	330,723

		1,706,047

Metal & Glass Containers–0.95%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), 6.00%, 02/15/2025(b)	500,000	525,625

Flex Acquisition Co., Inc., 7.88%, 07/15/2026(b)	507,000	511,980

Trivium Packaging Finance B.V. (Netherlands),
5.50%, 08/15/2026(b)	206,000	217,459

8.50%, 08/15/2027(b)	200,000	222,870

		1,477,934

Movies & Entertainment–1.29%

AMC Entertainment Holdings, Inc.,
5.75%, 06/15/2025	735,000	681,407

6.13%, 05/15/2027	308,000	281,828

Netflix, Inc.,
5.75%, 03/01/2024	355,000	393,754

5.88%, 11/15/2028	577,000	640,706

		1,997,695

Oil & Gas Drilling–1.40%

Diamond Offshore Drilling, Inc., 4.88%, 11/01/2043	240,000	131,624

Ensign Drilling, Inc. (Canada), 9.25%, 04/15/2024(b)	395,000	373,765

Noble Holding International Ltd., 7.75%, 01/15/2024	709,000	370,392

Precision Drilling Corp. (Canada),
7.75%, 12/15/2023	94,000	94,039

5.25%, 11/15/2024	405,000	372,768

Transocean, Inc., 7.50%, 04/15/2031	662,000	514,722

Valaris PLC, 7.75%, 02/01/2026	544,000	308,707

		2,166,017

Oil & Gas Equipment & Services–0.41%

Calfrac Holdings L.P. (Canada), 8.50%, 06/15/2026(b)	350,000	144,384

Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 11/01/2028(b)	153,000	145,786

SESI LLC, 7.13%, 12/15/2021	396,000	338,738

		628,908

Oil & Gas Exploration & Production–6.10%

Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/2022(b)	633,000	631,179

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

California Resources Corp., 8.00%, 12/15/2022(b)	$559,000	$241,768

Callon Petroleum Co.,
6.13%, 10/01/2024	441,000	450,455

6.38%, 07/01/2026	169,000	171,949

Centennial Resource Production LLC, 6.88%, 04/01/2027(b)	499,000	520,119

Chesapeake Energy Corp., 11.50%, 01/01/2025(b)	173,000	163,918

Denbury Resources, Inc.,
9.00%, 05/15/2021(b)	250,000	242,438

5.50%, 05/01/2022	323,000	211,006

EP Energy LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/2024(b)(c)	420,000	211,224

Genesis Energy L.P./Genesis Energy Finance Corp., 6.25%, 05/15/2026	940,000	900,377

Gulfport Energy Corp.,
6.63%, 05/01/2023	608,000	513,948

6.00%, 10/15/2024	747,000	532,237

NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026(b)	781,000	757,470

Oasis Petroleum, Inc., 6.88%, 01/15/2023	654,000	640,920

QEP Resources, Inc.,
5.25%, 05/01/2023	375,000	372,188

5.63%, 03/01/2026	440,000	430,221

SM Energy Co.,
6.75%, 09/15/2026	285,000	280,112

6.63%, 01/15/2027	96,000	94,577

Southwestern Energy Co.,
7.50%, 04/01/2026	341,000	316,286

7.75%, 10/01/2027	344,000	319,481

Whiting Petroleum Corp., 6.25%, 04/01/2023	560,000	470,400

WPX Energy, Inc., 5.25%, 09/15/2024	930,000	990,441

		9,462,714

Oil & Gas Refining & Marketing–1.38%

Calumet Specialty Products Partners L.P./Calumet Finance Corp., 7.63%, 01/15/2022	700,000	701,968

NuStar Logistics L.P., 6.00%, 06/01/2026	681,000	721,434

Parkland Fuel Corp. (Canada), 6.00%, 04/01/2026(b)	676,000	715,310

		2,138,712

Oil & Gas Storage & Transportation–1.03%

Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.75%, 01/15/2028(b)	813,000	709,363

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)

Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.88%, 04/15/2026	$743,000	$790,830

5.50%, 03/01/2030(b)	100,000	102,875

		1,603,068

Other Diversified Financial Services–1.70%

eG Global Finance PLC (United Kingdom),
6.75%, 02/07/2025(b)	449,000	456,671

8.50%, 10/30/2025(b)	212,000	225,427

Lions Gate Capital Holdings LLC, 6.38%, 02/01/2024(b)	457,000	478,712

LPL Holdings, Inc., 5.75%, 09/15/2025(b)	509,000	533,809

Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/2025(b)	910,000	941,841

		2,636,460

Packaged Foods & Meats–1.86%

B&G Foods, Inc.,
5.25%, 04/01/2025	389,000	400,832

5.25%, 09/15/2027	229,000	231,576

JBS USA LUX S.A./JBS USA Finance, Inc., 5.75%, 06/15/2025(b)	180,000	186,825

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 01/15/2030(b)	439,000	472,342

Pilgrim’s Pride Corp., 5.88%, 09/30/2027(b)	343,000	371,503

Post Holdings, Inc.,
5.75%, 03/01/2027(b)	355,000	381,562

5.63%, 01/15/2028(b)	355,000	383,169

TreeHouse Foods, Inc., 6.00%, 02/15/2024(b)	448,000	465,174

		2,892,983

Paper Packaging–0.23%

Cascades, Inc./Cascades USA, Inc. (Canada), 5.38%, 01/15/2028(b)	353,000	363,590

Paper Products–0.90%

Mercer International, Inc. (Germany),
6.50%, 02/01/2024	442,000	459,863

5.50%, 01/15/2026	162,000	165,244

Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	713,000	770,288

		1,395,395

Pharmaceuticals–1.79%

Bausch Health Americas, Inc., 9.25%, 04/01/2026(b)	372,000	427,967

Bausch Health Cos., Inc., 9.00%, 12/15/2025(b)	974,000	1,110,068

Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 07/15/2023(b)	240,000	173,998

	Principal Amount	Value

Pharmaceuticals–(continued)

HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 7.25%, 08/15/2026(b)	$724,000	$768,345

Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	293,000	292,275

		2,772,653

Property & Casualty Insurance–0.12%

AmWINS Group, Inc., 7.75%, 07/01/2026(b)	169,000	187,248

Publishing–0.49%

Meredith Corp., 6.88%, 02/01/2026	735,000	766,272

Railroads–0.81%

Kenan Advantage Group, Inc. (The), 7.88%, 07/31/2023(b)	1,277,000	1,252,526

Restaurants–0.58%

1011778 BC ULC/New Red Finance, Inc. (Canada), 5.00%, 10/15/2025(b)	332,000	343,482

IRB Holding Corp., 6.75%, 02/15/2026(b)	531,000	557,735

		901,217

Security & Alarm Services–0.51%

Brink’s Co. (The), 4.63%, 10/15/2027(b)	545,000	562,616

GW B-CR Security Corp. (Canada), 9.50%, 11/01/2027(b)	207,000	221,355

		783,971

Specialized Consumer Services–0.56%

ServiceMaster Co. LLC (The), 7.45%, 08/15/2027	765,000	866,628

Specialized REITs–1.00%

Iron Mountain US Holdings, Inc., 5.38%, 06/01/2026(b)	248,000	259,866

Iron Mountain, Inc.,
5.75%, 08/15/2024	377,000	382,180

5.25%, 03/15/2028(b)	492,000	512,590

Rayonier A.M. Products, Inc., 5.50%, 06/01/2024(b)	518,000	391,305

		1,545,941

Specialty Chemicals–0.78%

Element Solutions, Inc., 5.88%, 12/01/2025(b)	578,000	606,172

GCP Applied Technologies, Inc., 5.50%, 04/15/2026(b)	567,000	596,964

		1,203,136

Systems Software–0.11%

Camelot Finance S.A., 4.50%, 11/01/2026(b)	173,000	178,082

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value

Technology Hardware, Storage & Peripherals–0.27%

Dell International LLC/EMC Corp., 7.13%, 06/15/2024(b)	$396,000	$418,275

Textiles–0.42%

Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 7.50%, 05/01/2025(b)	814,000	653,573

Trading Companies & Distributors–2.00%

AerCap Global Aviation Trust (Ireland), 6.50% (3 mo. USD LIBOR + 4.30%), 06/15/2045(b)(g)	434,000	479,614

BMC East LLC, 5.50%, 10/01/2024(b)	649,000	676,852

Herc Holdings, Inc., 5.50%, 07/15/2027(b)	653,000	688,931

United Rentals North America, Inc.,
5.50%, 07/15/2025	41,000	42,687

5.88%, 09/15/2026	375,000	403,228

6.50%, 12/15/2026	188,000	206,972

5.25%, 01/15/2030	562,000	605,920

		3,104,204

Trucking–0.37%

Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
6.38%, 04/01/2024(b)	150,000	156,062

5.25%, 03/15/2025(b)	400,000	412,666

		568,728

Wireless Telecommunication Services–2.96%

Digicel Group One Ltd. (Jamaica), 8.25%, 12/30/2022(b)	205,000	114,864

Digicel Group Two Ltd. (Jamaica), 8.25%, 09/30/2022(b)	194,000	47,194

Intelsat (Luxembourg) S.A. (Luxembourg), 7.75%, 06/01/2021	347,000	274,911

Intelsat Connect Finance S.A. (Luxembourg), 9.50%, 02/15/2023(b)	159,000	111,650

Oztel Holdings SPC Ltd. (Oman), 5.63%, 10/24/2023(b)	477,000	509,865

Sprint Capital Corp., 8.75%, 03/15/2032	297,000	361,033

Sprint Corp.,
7.25%, 09/15/2021	457,000	484,109

7.88%, 09/15/2023	1,429,000	1,579,638

7.63%, 02/15/2025	275,000	302,459

7.63%, 03/01/2026	73,000	80,640

T-Mobile USA, Inc., 6.50%, 01/15/2026	671,000	720,694

		4,587,057

Total U.S. Dollar Denominated Bonds & Notes (Cost $133,674,419)		135,334,202

	Principal Amount	Value

Variable Rate Senior Loan Interests–1.97%(h)

Alternative Carriers–0.30%

CenturyLink, Inc., Term Loan B, 0.00% (1 mo. USD LIBOR + 2.75%), 01/31/2025	$456,835	$459,404

Cable & Satellite–0.80%

Altice Financing S.A. (Luxembourg), Term Loan, 4.70% (1 mo. USD LIBOR + 2.75%), 07/15/2025	326,389	326,308

Charter Communications Operating LLC, Term Loan B-1, 3.55% (3 mo. USD LIBOR + 1.75%), 04/30/2025	452,845	456,524

CSC Holdings LLC, Term Loan, 0.00% (1 mo. USD LIBOR + 2.50%), 04/15/2027	454,000	456,742

		1,239,574

Integrated Telecommunication Services–0.29%

Sprint Communications, Inc., Incremental Term Loan, 0.00% (1 mo. USD LIBOR + 3.00%), 02/02/2024	454,851	453,619

Paper Packaging–0.29%

Reynolds Group Holdings, Inc., Incremental Term Loan, 0.00% (1 mo. USD LIBOR + 2.75%), 02/05/2023	451,835	453,814

Pharmaceuticals–0.29%

Valeant Pharmaceuticals International, Inc. (Canada), First Lien Incremental Term Loan, 0.00% (1 mo. USD LIBOR + 2.75%), 11/27/2025	440,057	442,946

Total Variable Rate Senior Loan Interests (Cost $3,034,671)		3,049,357

Asset-Backed Securities–1.63%

Apidos CLO XV, Series 2013-15A, Class CRR, 3.82% (3 mo. USD LIBOR + 1.85%), 04/20/2031(b)(g)	474,000	454,447

Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-1A, Class C, 4.75% (3 mo. USD LIBOR + 2.75%), 04/18/2032(b)(g)	420,000	420,186

Series 2019-3A, Class C, 4.73% (3 mo. USD LIBOR + 2.85%), 10/21/2032(b)(g)	308,000	308,610

Magnetite XXIII Ltd., Series 2019-23A, Class C, 4.27% (3 mo. USD LIBOR + 2.40%), 10/25/2032(b)(g)	474,000	475,217

Neuberger Berman Loan Advisers CLO 34 Ltd., Series 2019-34A, Class C1, 4.51% (3 mo. USD LIBOR + 2.60%), 01/20/2033(b)(g)	475,000	474,743

Octagon Investment Partners XVII Ltd., Series 2013-1A, Class CR2, 3.64% (3 mo. USD LIBOR + 1.70%), 01/25/2031(b)(g)	418,732	397,607

Total Asset-Backed Securities (Cost $2,534,955)		2,530,810

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount		Value

Non-U.S. Dollar Denominated Bonds & Notes–0.49%(i)

Diversified Banks–0.17%

Erste Group Bank AG (Austria), 6.50%(f)	EUR	200,000	$261,395

Food Retail–0.26%

Iceland Bondco PLC (United Kingdom), 4.63%, 03/15/2025(b)	GBP	350,000	407,059

Textiles–0.06%

Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 5.38%, 05/01/2023(b)	EUR	100,000	85,810

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $836,582)			754,264

U.S. Treasury Securities–0.18%

U.S. Treasury Bills–0.18%

1.54%, 04/09/2020 (Cost $283,802)(j)(k)		$285,000	283,821

Agency Credit Risk Transfer Notes–0.07%

Freddie Mac Multifamily Connecticut Avenue Securities TrustSeries 2019-01, Class M10, 5.04%, (1 mo. USD LIBOR + 3.25%) 10/15/2049 (Cost $107,000)(b)(g)		107,000	111,808

	Shares
Common Stocks & Other Equity Interests–0.00%

Asset Management & Custody Banks–0.00%

Motors Liquidation Co. GUC Trust(l)		1	9

Investment Abbreviations:

CLO	– Collateralized Loan Obligation
Conv.	– Convertible
EUR	– Euro
GBP	– British Pound Sterling
GUC	– General Unsecured Creditors
LIBOR	– London Interbank Offered Rate
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
USD	– U.S. Dollar

	Shares	Value

Diversified Support Services–0.00%

ACC Claims Holdings LLC(d)(l)	269,616	$0

Other Diversified Financial Services–0.00%

Adelphia Recovery Trust, Series ACC1(m)	318,570	3

Adelphia Recovery Trust, Series Arahova(m)	109,170	109

		112

Total Common Stocks & Other Equity Interests (Cost $143,574)		121

Money Market Funds–8.17%

Invesco Government & Agency Portfolio, Institutional Class, 1.50%(n)	4,401,627	4,401,627

Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(n)	3,244,628	3,245,601

Invesco Treasury Portfolio, Institutional Class, 1.49%(n)	5,030,431	5,030,431

Total Money Market Funds (Cost $12,677,660)		12,677,659

Options Purchased–0.03%

(Cost $80,190)(o)		50,008

TOTAL INVESTMENTS IN SECURITIES–99.79%
(Cost $153,372,853)		154,792,050

OTHER ASSETS LESS LIABILITIES–0.21%		326,232

NET ASSETS–100.00%		$155,118,282

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2019 was $80,157,899, which represented 51.68% of the Fund’s Net Assets.

(c)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at December 31, 2019 represented less than 1% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(e)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(f)	Perpetual bond with no specified maturity date.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2019.
(h)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(i)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(j)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 10.
(k)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(l)	Non-income producing security.
(m)	Acquired as part of the Adelphia Communications bankruptcy reorganization.
(n)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(o)	The table below details options purchased.

Open Over-The-Counter Credit Default Swaptions Purchased

(Pay)/
				Receive			Implied
	Type of	Exercise	Reference	Fixed	Payment	Expiration	Credit	Notional
Counterparty	Contract	Rate	Entity	Rate	Frequency	Date	Spread(a)	Value	Value

Credit Risk

J.P. Morgan Chase Bank, N.A.	Put	1.08%	Markit CDX North America High Yield Index, Series 33, Version 2	(5.00)%	Quarterly	02/19/2020	2.798%	$15,000,000	$50,008

(a)

Implied credit spreads represent the current level, as of December 31, 2019, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Credit Default Swaptions Written

(Pay)/
				Receive			Implied
	Type of	Exercise	Reference	Fixed	Payment	Expiration	Credit	Premiums	Notional		Unrealized
Counterparty	Contract	Rate	Entity	Rate	Frequency	Date	Spread(a)	Received	Value	Value	Appreciation

Credit Risk

J.P. Morgan Chase Bank, N.A.	Put	1.06%	Markit CDX North America High Yield Index, Series 33, Version 2	5.00%	Quarterly	02/19/2020	2.798%	$(29,700)	$(15,000,000)	$(18,975)	$10,725

(a)

Implied credit spreads represent the current level, as of December 31, 2019, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Centrally Cleared Credit Default Swap Agreements

Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation(b)

Credit Risk

Markit CDX North America High Yield Index, Series 33, Version 2	Sell	5.00%	Quarterly	12/20/2024	2.80%	USD 4,950,000	$471,974	$476,859	$4,885

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

(a)

Implied credit spreads represent the current level, as of December 31, 2019, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

(b)	The daily variation margin receivable (payable) at period end is recorded in the Statement of Assets and Liabilities.

Open Forward Foreign Currency Contracts

				Unrealized
Settlement		Contract to		Appreciation
Date	Counterparty	Deliver	Receive	(Depreciation)

Currency Risk

02/28/2020	Barclays Bank PLC	GBP 146,765	USD 188,952	$ (5,755)

02/28/2020	Citibank, N.A.	EUR 706,629	USD 784,315	(11,080)

Total Forward Foreign Currency Contracts				$(16,835)

Abbreviations:

EUR – Euro

GBP – British Pound Sterling

USD – U.S. Dollar

Open Over-The-Counter Total Return Swap Agreements

								Upfront
								Payments
	Pay/		Fixed	Payment	Number of			Paid		Unrealized
Counterparty	Receive	Reference Entity	Rate	Frequency	Contracts	Maturity Date	Notional Value	(Received)	Value	Appreciation

Equity Risk

Morgan Stanley & Co. LLC	Pay	Markit iBoxx USD Liquid Liveraged Loan Index	0.00%	Quarterly	13,724	June-2020	$2,440,000	$-	$10,055	$10,055
Morgan Stanley & Co. LLC	Pay	Markit iBoxx USD Liquid Liveraged Loan Index	0.00	Quarterly	8,774	June-2020	1,560,000	-	6,429	6,429

Total – Total Return Swap Agreements								$-	$16,484	$16,484

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:

Investments in securities, at value (Cost $140,695,193)	$142,114,391

Investments in affiliated money market funds, at value (Cost $12,677,660)	12,677,659

Other investments:
Unrealized appreciation on swap agreements – OTC	16,484

Cash	44,660

Foreign currencies, at value (Cost $606,205)	617,835

Receivable for:
Fund shares sold	73,443

Dividends	16,050

Interest	2,381,617

Investments matured, at value (Cost $179,953)	0

Investment for trustee deferred compensation and retirement plans	82,205

Total assets	158,024,344

Liabilities:

Other investments:
Options written, at value (premiums received $29,700)	18,975

Variation margin payable - centrally cleared swap agreements	2,536

Unrealized depreciation on forward foreign currency contracts outstanding	16,835

Swaps payable – OTC	2,544

Payable for:
Investments purchased	2,580,957

Fund shares reacquired	29,023

Accrued fees to affiliates	131,613

Accrued other operating expenses	36,212

Trustee deferred compensation and retirement plans	87,367

Total liabilities	2,906,062

Net assets applicable to shares outstanding	$155,118,282

Net assets consist of:

Shares of beneficial interest	$165,450,183

Distributable earnings (loss)	(10,331,901)

$155,118,282

Net Assets:

Series I	$50,189,730

Series II	$104,928,552

Shares outstanding, no par value, with an unlimited number of shares authorized:

Series I	9,273,670

Series II	19,578,876

Series I:
Net asset value per share	$5.41

Series II:
Net asset value per share	$5.36

Statement of Operations

For the year ended December 31, 2019

Investment income:

Interest	$9,431,686

Dividends from affiliated money market funds	151,658

Dividends	12,001

Total investment income	9,595,345

Expenses:

Advisory fees	947,906

Administrative services fees	254,157

Custodian fees	9,650

Distribution fees - Series II	244,522

Transfer agent fees	27,384

Trustees’ and officers’ fees and benefits	20,657

Reports to shareholders	11,087

Professional services fees	65,057

Other	14,005

Total expenses	1,594,425

Less: Fees waived	(8,211)

Net expenses	1,586,214

Net investment income	8,009,131

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	(7,662,981)

Foreign currencies	(13,793)

Forward foreign currency contracts	59,398

Option contracts written	156,370

Swap agreements	(53,697)

(7,514,703)

Change in net unrealized appreciation (depreciation) of:
Investment securities	17,909,612

Foreign currencies	8,677

Forward foreign currency contracts	(3,630)

Option contracts written	15,892

Swap agreements	259,731

18,190,282

Net realized and unrealized gain	10,675,579

Net increase in net assets resulting from operations	$18,684,710

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018

Operations:

Net investment income	$8,009,131	$8,275,606

Net realized gain (loss)	(7,514,703)	(824,052)

Change in net unrealized appreciation (depreciation)	18,190,282	(13,592,308)

Net increase (decrease) in net assets resulting from operations	18,684,710	(6,140,754)

Distributions to shareholders from distributable earnings:

Series I	(3,070,770)	(4,211,171)

Series II	(5,696,932)	(4,569,006)

Total distributions from distributable earnings	(8,767,702)	(8,780,177)

Share transactions–net:

Series I	(9,441,935)	(17,542,621)

Series II	12,704,138	2,229,098

Net increase (decrease) in net assets resulting from share transactions	3,262,203	(15,313,523)

Net increase (decrease) in net assets	13,179,211	(30,234,454)

Net assets:

Beginning of year	141,939,071	172,173,525

End of year	$155,118,282	$141,939,071

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
									expenses		expenses
			Net gains						to average		to average net
			(losses)						net assets		assets without		Ratio of net
	Net asset		on securities		Dividends				with fee waivers		fee waivers		investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	and/or		and/or		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return (b)	(000’s omitted)	absorbed		absorbed		net assets		turnover (c)
Series I
Year ended 12/31/19	$5.06	$0.29	$0.39	$0.68	$(0.33)	$5.41	13.51%	$50,190	0.88	%(d)	0.89	%(d)	5.45	%(d)	54%
Year ended 12/31/18	5.51	0.26	(0.43)	(0.17)	(0.28)	5.06	(3.35)	55,703	1.17		1.17		4.84		66
Year ended 12/31/17	5.40	0.26	0.08	0.34	(0.23)	5.51	6.30	80,372	0.99		1.00		4.73		73
Year ended 12/31/16	5.06	0.28	0.28	0.56	(0.22)	5.40	11.21	94,653	0.96		0.96		5.25		99
Year ended 12/31/15	5.53	0.29	(0.46)	(0.17)	(0.30)	5.06	(3.17)	73,594	1.03		1.03		5.23		99
Series II
Year ended 12/31/19	5.02	0.28	0.37	0.65	(0.31)	5.36	13.16	104,929	1.13	(d)	1.14	(d)	5.20	(d)	54
Year ended 12/31/18	5.46	0.25	(0.42)	(0.17)	(0.27)	5.02	(3.43)	86,236	1.42		1.42		4.59		66
Year ended 12/31/17	5.36	0.25	0.07	0.32	(0.22)	5.46	5.93	91,802	1.24		1.25		4.48		73
Year ended 12/31/16	5.03	0.26	0.28	0.54	(0.21)	5.36	10.83	82,971	1.21		1.21		5.00		99
Year ended 12/31/15	5.50	0.27	(0.45)	(0.18)	(0.29)	5.03	(3.37)	70,840	1.28		1.28		4.98		99

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $53,875 and $97,790 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco V.I. High Yield Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends,

Invesco V.I. High Yield Fund

bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.	Lower-Rated Securities – The Fund normally invests at least 80% of its net assets in lower-quality debt securities, i.e., “junk bonds”.

Invesco V.I. High Yield Fund

Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Invesco V.I. High Yield Fund

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least

Invesco V.I. High Yield Fund

equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

P.

Other Risks – The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

Q.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

R.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 200 million	0.625%

Next $300 million	0.550%

Next $500 million	0.500%

Over $1 billion	0.450%

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.625%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $8,211.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $21,327 for accounting and fund administrative services and was reimbursed $232,830 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

Invesco V.I. High Yield Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$135,334,202	$–	$135,334,202

Variable Rate Senior Loan Interests	–	3,049,357	–	3,049,357

Asset-Backed Securities	–	2,530,810	–	2,530,810

Non-U.S. Dollar Denominated Bonds & Notes	–	754,264	–	754,264

U.S. Treasury Securities	–	283,821	–	283,821

Agency Credit Risk Transfer Notes	–	111,808	–	111,808

Common Stocks & Other Equity Interests	121	–	0	121

Money Market Funds	12,677,659	–	–	12,677,659

Options Purchased	–	50,008	–	50,008

Investments Matured	–	–	0	0

Total Investments in Securities	12,677,780	142,114,270	0	154,792,050

Other Investments - Assets*

Swap Agreements	–	21,369	–	21,369

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(16,835)	–	(16,835)

Options Written	–	(18,975)	–	(18,975)

	–	(35,810)	–	(35,810)

Total Other Investments	–	(14,441)	–	(14,441)

Total Investments	$12,677,780	$142,099,829	$0	$154,777,609

*	Forward foreign currency contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual

Invesco V.I. High Yield Fund

obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2019:

	Value
	Credit	Currency	Equity
Derivative Assets	Risk	Risk	Risk	Total

Unrealized appreciation on swap agreements – Centrally Cleared(a)	$4,885	$-	$-	$4,885

Unrealized appreciation on swap agreements – OTC	-	-	16,484	16,484

Options purchased, at value – OTC(b)	50,008	-	-	50,008

Total Derivative Assets	54,893	-	16,484	71,377

Derivatives not subject to master netting agreements	(4,885)	-	-	(4,885)

Total Derivative Assets subject to master netting agreements	$50,008	$-	$16,484	$66,492

	Value
	Credit	Currency	Equity
Derivative Liabilities	Risk	Risk	Risk	Total

Unrealized depreciation on forward foreign currency contracts outstanding	$-	$(16,835)	$-	$(16,835)

Options written, at value – OTC	(18,975)	-	-	(18,975)

Total Derivative Liabilities	(18,975)	(16,835)	-	(35,810)

Derivatives not subject to master netting agreements	-	-	-	-

Total Derivative Liabilities subject to master netting agreements	$(18,975)	$(16,835)	$-	$(35,810)

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2019.

								Collateral
	Financial Derivative Assets			Financial Derivative Liabilities				(Received/Pledged)

				Forward
				Foreign
	Options	Swap	Total	Currency	Options	Swap	Total	Net Value of			Net
Counterparty	Purchased	Agreements	Assets	Contracts	Written	Agreements	Liabilities	Derivatives	Non-Cash	Cash	Amount

Barclays Bank PLC	$-	$-	$-	$(5,755)	$-	$-	$(5,755)	$(5,755)	$-	`$-	$(5,755)

Citibank, N.A.	-	-	-	(11,080)	-	-	(11,080)	(11,080)	-	-	(11,080)

J.P. Morgan Chase Bank, N.A.	50,008	-	50,008	-	(18,975)	-	(18,975)	31,033	-	-	31,033

Morgan Stanley Capital Services LLC	-	16,484	16,484	-	-	(2,544)	(2,544)	13,940	-	-	13,940

Total	$50,008	$16,484	$66,492	$(16,835)	$(18,975)	$(2,544)	$(38,354)	$28,138	$-	$-	$28,138

Effect of Derivative Investments for the year ended December 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Credit	Currency	Equity	Interest
	Risk	Risk	Risk	Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$59,398	$-	$-	$59,398

Options purchased(a)	-	(13,612)	-	(66,538)	(80,150)

Options written	-	-	-	156,370	156,370

Swap agreements	78,139	-	58,967	(190,803)	(53,697)

Invesco V.I. High Yield Fund

	Location of Gain (Loss) on
	Statement of Operations
	Credit	Currency	Equity	Interest
	Risk	Risk	Risk	Rate Risk	Total

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	$-	$(3,630)	$-	$-	$(3,630)

Options purchased(a)	1,498	-	-	-	1,498

Options written	15,892	-	-	-	15,892

Swap agreements	243,247	-	16,484	-	259,731

Total	$338,776	$42,156	$75,451	$(100,971)	$355,412

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward
	Foreign Currency	Swaptions	Options	Options	Swap
	Contracts	Purchased	Purchased	Written	Agreements

Average notional value	$1,556,371	$17,071,429	$2,994,200	$14,757,143	$6,317,636

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018

Ordinary income	$8,767,702	$8,780,177

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$7,992,327

Net unrealized appreciation – investments	1,186,593

Net unrealized appreciation - foreign currencies	11,787

Temporary book/tax differences	(65,248)

Capital loss carryforward	(19,457,360)

Shares of beneficial interest	165,450,183

Total net assets	$155,118,282

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, swap agreements and forward foreign currency contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010

Invesco V.I. High Yield Fund

can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2019, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$6,519,207	$12,938,153	$19,457,360

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $76,208,054 and $82,787,136, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$5,676,261

Aggregate unrealized (depreciation) of investments	(4,489,668)

Net unrealized appreciation of investments	$1,186,593

Cost of investments for tax purposes is $153,591,016.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2019, undistributed net investment income was increased by $62,161 and undistributed net realized gain (loss) was decreased by $62,161. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2019(a)		December 31, 2018

	Shares	Amount	Shares	Amount

Sold:

Series I	10,060,540	$54,316,527	14,839,601	$80,754,950

Series II	3,671,455	19,825,254	3,110,907	16,714,977

Issued as reinvestment of dividends:

Series I	581,585	3,070,770	793,064	4,211,171

Series II	1,089,280	5,696,932	866,984	4,569,006

Reacquired:

Series I	(12,378,602)	(66,829,232)	(19,216,611)	(102,508,742)

Series II	(2,376,915)	(12,818,048)	(3,585,217)	(19,054,885)

Net increase (decrease) in share activity	647,343	$3,262,203	(3,191,272)	$(15,313,523)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 69% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. High Yield Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,033.00	$4.51	$1,020.77	$4.48	0.88%
Series II	1,000.00	1,031.00	5.78	1,019.51	5.75	1.13

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. High Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Corporate Dividends Received Deduction*	0.55%
Qualified Dividend Income*	0.00%
U.S. Treasury Obligations*	0.13%

                *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. High Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Invesco V.I. High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Invesco V.I. High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer - Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Invesco V.I. High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. High Yield Fund

Annual Report to Shareholders	December 31, 2019
Invesco V.I. International Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VIIGR-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2019, Series I shares of Invesco V.I. International Growth Fund (the Fund) outperformed the Custom Invesco International Growth Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	28.57%
Series II Shares	28.24
MSCI All Country World ex-USA Index▼ (Broad Market Index)	21.51
Custom Invesco International Growth Index∎ (Style-Specific Index)	27.34
Lipper VUF International Large-Cap Growth Funds Index♦ (Peer Group Index)	28.04
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ♦Lipper Inc.

Market conditions and your Fund

After a relatively calm start at the beginning of 2019, global equity markets faced greater volatility in the second and third quarters, hampered by ongoing US and China trade issues, potential for new tariffs and weakening global economic growth. Disagreement within the UK about its withdrawal from the European Union increased uncertainty for the UK and eurozone economies.

Much of the year showed slowing manufacturing activity and declining business investment, which was evidence that trade tensions were stifling economic growth across both developed and emerging markets. Global recession concerns caused a sharp equity sell-off in August 2019, as investors crowded into asset classes perceived as safe havens, including US Treasuries and gold.

During the year, third quarter macroeconomic and geopolitical issues mostly abated during the fourth quarter, providing a favorable backdrop for global equity returns. In response to third quarter economic weakness, central banks maintained accommodative policies, with the US Federal Reserve cutting interest rates in October 2019 and the European

Central Bank restarting net purchases in its asset purchase program in November. Better economic data and signs of progress in US and China trade talks also supported global equities. The UK’s general election in December delivered a decisive victory to the conservative party, reaffirming the original Brexit vote and the UK’s eventual exit from the European Union. In this environment, global equity markets had robust gains for the year, with developed markets outperforming emerging markets.

Regardless of the macroeconomic environment, we remain focused on our bottom-up investment approach of identifying attractive companies that fit our earnings, quality and valuation (EQV) process.

During the year, relative outperformance versus the Fund’s style-specific benchmark was primarily driven by strong stock selection in the consumer staples sector. Within the sector, Chinese spirits producers Wuliangye Yibin and Kweichow Moutai contributed favorably to both absolute and relative results. The companies benefited from the consumption upgrade cycle in China with the popularity of its premium Baiju brands. Denmark-based brewer Carlsberg was another notable relative contributor within consumer staples. Stock selection and underweight exposure to the communication services sector contributed to the Fund’s relative performance as well. Within the sector, UK-based Informa was a key contributor to absolute and relative performance during the year. Geographically, strong stock selection in China added to both absolute and relative returns. Stock selection and underweight exposure to Japan was beneficial as well.

  Stock selection in the energy and information technology (IT) sectors were key detractors from the Fund’s relative return compared to its style-specific benchmark for the year. Within energy, Canada-based PrairieSky Royalty and UK-based TechnipFMC underperformed and were notable relative detractors during the year. We sold our position in PrairieSky Royalty during the year as falling commodity prices and declining production volumes caused deteriorating earnings. Within the IT sector, lack of exposure to strong performers within the Fund’s style-specific benchmark including ASML and Shopify hampered relative results. Geographically, the portfolio’s holdings in Canada and the Netherlands underperformed those of the style-specific benchmark, detracting from relative return.

  Given the rising equity market during the year, the Fund’s cash position detracted from relative results compared to its style-specific benchmark. It is important to note that cash is a residual of our bottom-up investment process and not the result of any top-down tactical asset allocation or risk-management allocation decision.

  During the year, we looked for opportunities to improve the growth potential and quality of the Fund’s portfolio by adding companies based on our EQV outlook for each company. We added

Portfolio Composition
By sector	% of total net assets

Industrials	17.61%
Financials	17.41
Information Technology	16.75
Consumer Staples	16.55
Consumer Discretionary	12.17
Health Care	6.83
Communication Services	4.69
Energy	2.53
Materials	2.24
Money Market Funds Plus Other Assets Less Liabilities	3.22

Top 10 Equity Holdings*
% of total net assets

1. CGI, Inc., Class A	3.90%
2. SAP SE	3.01
3. Investor AB, Class B	2.82
4. Wolters Kluwer N.V.	2.73
5. Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.65
6. Allianz SE	2.64
7. Philip Morris International, Inc.	2.60
8. Deutsche Boerse AG	2.37
9. Samsung Electronics Co. Ltd.	2.34
10. RELX PLC	2.30

Total Net Assets	$1.5 billion

Total Number of Holdings*	63

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2019.

Invesco V.I. International Growth Fund

several new holdings, including France-based testing, inspection and certification services company Bureau Veritas, Brazil-based beer and soft drink distributor Ambev and Hong Kong-based life insurance company AIA Group. We sold several holdings, including China-based consumer staples company Henan Shuanghui Investment & Development, Australia-based industrials company Brambles and UK-based consumer staples company Unilever. After owning consumer products maker Unilever for over a decade, we exited our position in early 2019 driven by concerns about rising valuation levels, higher risks to the business, as well as turnover in management.

As always, regardless of the macroeconomic environment, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused investment process. We continue to look for companies that exhibit the following characteristics: strong organic growth, high returns on capital, pricing power, strong balance sheets, cash generation, and reasonable valuations. In addition, we continue to favor companies that are able to consistently generate cash during weak economic environments. We believe that this balanced EQV-focused approach may help deliver attractive risk-adjusted returns over the long term.

We thank you for your continued investment in Invesco V.I. International Growth Fund.

Portfolio managers:

Brent Bates

Matthew Dennis

Mark Jason

Richard Nield

Clas Olsson

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. International Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1   Source: Lipper Inc.

2   Source: Invesco, RIMES Technologies Corp.

3   Source: RIMES Technologies Corp.

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/19

Series I Shares
Inception (5/5/93)	7.18%
10 Years	6.62
5 Years	5.50
1 Year	28.57
Series II Shares
Inception (9/19/01)	7.34%
10 Years	6.35
5 Years	5.23
1 Year	28.24

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.93% and 1.18%, respectively.1 The total annual

Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.94% and 1.19%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. International Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.

Invesco V.I. International Growth Fund

Invesco V.I. International Growth Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI All Country World ex USA® Index is an index considered representative of developed and emerging market stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for nonresident investors.

∎	The Custom Invesco International Growth Index is composed of the MSCI EAFE Growth Index through February 28, 2013, and the MSCI All Country World ex-U.S. Growth Index thereafter.
∎	The Lipper VUF International Large-Cap Growth Funds Index is an unmanaged index considered representative of international large-cap growth variable insurance underlying funds tracked by Lipper.
∎

The MSCI EAFE® Growth Index is an unmanaged index considered representative of the growth stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The MSCI All Country World ex-U.S. Growth Index is a market capitalization weighted index that includes growth companies in developed and emerging markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
∎

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. International Growth Fund

Schedule of Investments

December 31, 2019

	Shares	Value

Common Stocks & Other Equity Interests–96.78%

Australia–0.76%
CSL Ltd.	57,302	$ 11,120,663

Brazil–3.71%

Ambev S.A., ADR	4,491,636	20,931,024
B3 S.A. - Brasil Bolsa Balcao	1,678,734	17,938,616
Banco Bradesco S.A., ADR	1,757,928	15,733,456
		54,603,096

Canada–7.86%

Canadian National Railway Co.	296,817	26,850,790
CGI, Inc., Class A(a)	685,973	57,406,096
Nutrien Ltd.	265,006	12,687,554
Suncor Energy, Inc.	574,525	18,830,067
		115,774,507

China–7.16%

Alibaba Group Holding Ltd., ADR(a)	154,102	32,685,034
Kweichow Moutai Co. Ltd., A Shares	71,413	12,141,518
New Oriental Education & Technology Group, Inc., ADR(a)	130,804	15,859,985
Wuliangye Yibin Co. Ltd., A Shares	929,497	17,751,526
Yum China Holdings, Inc.	562,849	27,022,380
		105,460,443

Denmark–1.59%

Carlsberg A/S, Class B	156,524	23,349,599

France–9.87%

Bureau Veritas S.A.	1,094,365	28,596,651
EssilorLuxottica S.A.	108,839	16,625,988
Pernod Ricard S.A.	90,095	16,127,499
Schneider Electric SE	289,919	29,823,422
Vinci S.A.	278,771	30,970,170
Vivendi S.A.	796,082	23,074,505
		145,218,235

Germany–8.63%

Allianz SE	158,718	38,919,364
Beiersdorf AG	74,761	8,945,771
Deutsche Boerse AG	221,893	34,896,710
SAP SE	328,270	44,240,885
		127,002,730

Hong Kong–1.17%

AIA Group Ltd.	1,637,800	17,232,367

Ireland–1.13%

ICON PLC(a)	96,780	16,668,419

Italy–2.38%

FinecoBank Banca Fineco S.p.A.	1,898,302	22,785,703

	Shares	Value

Italy–(continued)

Mediobanca Banca di Credito Finanziario S.p.A.	1,105,547	$ 12,177,553
		34,963,256

Japan–9.85%

Asahi Group Holdings Ltd.	601,900	27,494,608
FANUC Corp.	67,400	12,447,984
Hoya Corp.	324,200	30,954,660
Kao Corp.	166,200	13,707,840
Keyence Corp.	51,400	18,193,194
Koito Manufacturing Co. Ltd.	270,800	12,533,515
Komatsu Ltd.	507,700	12,172,295
SMC Corp.	38,200	17,461,539
		144,965,635

Macau–1.82%

Galaxy Entertainment Group Ltd.	3,639,000	26,822,362

Mexico–1.37%

Fomento Economico Mexicano S.A.B. de C.V., ADR	212,813	20,112,957

Netherlands–4.14%
ING Groep N.V.	1,725,688	20,739,390
Wolters Kluwer N.V.	550,758	40,256,645
		60,996,035

Singapore–1.51%

United Overseas Bank Ltd.	1,128,366	22,194,866

South Korea–3.48%
NAVER Corp.(a)	104,209	16,787,355
Samsung Electronics Co. Ltd.	715,957	34,497,911
		51,285,266

Spain–1.60%
Amadeus IT Group S.A.	288,008	23,598,462

Sweden–2.82%

Investor AB, Class B	759,317	41,486,452

Switzerland–6.17%
Alcon, Inc.(a)	237,980	13,481,498
Cie Financiere Richemont S.A.	150,589	11,820,858
Julius Baer Group Ltd.(a)	234,815	12,126,862
Kuehne + Nagel International AG	148,591	25,047,562
Novartis AG	299,214	28,348,242
		90,825,022

Taiwan–2.65%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	670,183	38,937,632

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

	Shares	Value

United Kingdom–9.80%

British American Tobacco PLC	602,786	$ 25,681,836
Compass Group PLC	654,772	16,402,601
Informa PLC	2,565,697	29,165,172
Melrose Industries PLC	544,296	1,739,768
Reckitt Benckiser Group PLC	234,399	19,034,603
RELX PLC	1,341,186	33,834,333
TechnipFMC PLC	869,204	18,465,674
		144,323,987

United States–7.31%

Amcor PLC, CDI	1,854,087	20,317,649
Booking Holdings, Inc.(a)	9,437	19,381,050
Broadcom, Inc.	93,917	29,679,650
Philip Morris International, Inc.	449,584	38,255,103
		107,633,452
Total Common Stocks & Other Equity Interests (Cost $944,085,433)		1,424,575,443

	Shares	Value

Money Market Funds–2.77%

Invesco Government & Agency Portfolio, Institutional Class, 1.50%(b)	14,279,963	$ 14,279,963
Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(b)	10,200,528	10,203,588
Invesco Treasury Portfolio, Institutional Class, 1.49%(b)	16,319,957	16,319,957
Total Money Market Funds (Cost $40,801,515)		40,803,508
TOTAL INVESTMENTS IN SECURITIES–99.55% (Cost $984,886,948)		1,465,378,951
OTHER ASSETS LESS LIABILITIES–0.45%		6,653,763
NET ASSETS–100.00%		$1,472,032,714

Investment Abbreviations:

ADR – American Depositary Receipt

CDI – CREST Depository Interest

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in securities, at value (Cost $944,085,433)	$1,424,575,443
Investments in affiliated money market funds, at value (Cost $40,801,515)	40,803,508
Foreign currencies, at value (Cost $804,052)	808,683
Receivable for:
Investments sold	3,847,468
Fund shares sold	780,907
Dividends	4,370,464
Investment for trustee deferred compensation and retirement plans	271,007
Total assets	1,475,457,480

Liabilities:

Payable for:
Investments purchased	707,147
Fund shares reacquired	558,143
Amount due custodian	613,073
Accrued fees to affiliates	1,193,336
Accrued trustees’ and officers’ fees and benefits	4,167
Accrued other operating expenses	53,693
Trustee deferred compensation and retirement plans	295,207
Total liabilities	3,424,766
Net assets applicable to shares outstanding	$1,472,032,714

Net assets consist of:

Shares of beneficial interest	$963,320,855
Distributable earnings	508,711,859
$1,472,032,714

Net Assets:

Series I	$ 466,400,776
Series II	$1,005,631,938

Shares outstanding, no par value, with an unlimited number of shares authorized:

Series I	11,942,228
Series II	26,130,889
Series I:
Net asset value per share	$ 39.05
Series II:
Net asset value per share	$ 38.48

Statement of Operations

For the year ended December 31, 2019

Investment income:

Dividends (net of foreign withholding taxes of $3,407,783)	$33,365,751

Dividends from affiliated money market funds	1,198,441

Total investment income	34,564,192

Expenses:

Advisory fees	10,096,407

Administrative services fees	2,323,954

Custodian fees	110,269

Distribution fees - Series II	2,426,952

Transfer agent fees	85,195

Trustees’ and officers’ fees and benefits	41,285

Reports to shareholders	7,881

Professional services fees	57,252

Other	17,741

Total expenses	15,166,936

Less: Fees waived	(63,247)

Net expenses	15,103,689

Net investment income	19,460,503

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	36,687,689

Foreign currencies	(201,463)

36,486,226

Change in net unrealized appreciation of:
Investment securities (net of foreign taxes of $24,371)	292,272,666

Foreign currencies	17,319

292,289,985

Net realized and unrealized gain	328,776,211

Net increase in net assets resulting from operations	$348,236,714

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018

Operations:
Net investment income	$19,460,503	$27,428,724

Net realized gain	36,486,226	141,516,648

Change in net unrealized appreciation (depreciation)	292,289,985	(430,688,387)

Net increase (decrease) in net assets resulting from operations	348,236,714	(261,743,015)

Distributions to shareholders from distributable earnings:
Series I	(35,398,141)	(14,207,500)

Series II	(74,537,058)	(29,812,608)

Total distributions from distributable earnings	(109,935,199)	(44,020,108)

Share transactions–net:
Series I	(25,039,724)	(118,679,986)

Series II	(18,732,098)	(374,671,558)

Net increase (decrease) in net assets resulting from share transactions	(43,771,822)	(493,351,544)

Net increase (decrease) in net assets	194,529,693	(799,114,667)

Net assets:
Beginning of year	1,277,503,021	2,076,617,688

End of year	$1,472,032,714	$1,277,503,021

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net
			(losses)								net assets		assets without		Ratio of net
	Net asset		on securities		Dividends	Distributions					with fee waivers		fee waivers		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	and/or		and/or		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return (b)	(000’s omitted)	absorbed		absorbed		net assets		turnover (c)
Series I
Year ended 12/31/19	$32.98	$0.58	$8.60	$9.18	$(0.62)	$(2.49)	$(3.11)	$39.05	28.54%	$466,401	0.89	%(d)	0.89	%(d)	1.54	%(d)	31%
Year ended 12/31/18	39.89	0.66	(6.51)	(5.85)	(0.79)	(0.27)	(1.06)	32.98	(14.97)	414,774	0.92		0.93		1.74		35
Year ended 12/31/17	32.89	0.49	7.06	7.55	(0.55)	—	(0.55)	39.89	23.00	627,894	0.92		0.93		1.34		34
Year ended 12/31/16	33.49	0.50	(0.63)	(0.13)	(0.47)	—	(0.47)	32.89	(0.45)	540,460	0.95		0.96		1.51		18
Year ended 12/31/15	34.87	0.48	(1.33)	(0.85)	(0.53)	—	(0.53)	33.49	(2.34)	601,760	1.00		1.01		1.35		22
Series II
Year ended 12/31/19	32.52	0.48	8.47	8.95	(0.50)	(2.49)	(2.99)	38.48	28.20	1,005,632	1.14	(d)	1.14	(d)	1.29	(d)	31
Year ended 12/31/18	39.33	0.56	(6.42)	(5.86)	(0.68)	(0.27)	(0.95)	32.52	(15.18)	862,729	1.17		1.18		1.49		35
Year ended 12/31/17	32.44	0.40	6.96	7.36	(0.47)	—	(0.47)	39.33	22.73	1,448,723	1.17		1.18		1.09		34
Year ended 12/31/16	33.04	0.41	(0.62)	(0.21)	(0.39)	—	(0.39)	32.44	(0.70)	1,167,820	1.20		1.21		1.26		18
Year ended 12/31/15	34.42	0.38	(1.31)	(0.93)	(0.45)	—	(0.45)	33.04	(2.61)	1,169,823	1.25		1.26		1.10		22

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $453,636 and $970,851 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco V.I. International Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Invesco V.I. International Growth Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco V.I. International Growth Fund

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.750%

Over $250 million	0.700%

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.71%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.25% and Series II shares to 2.50% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $63,247.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $201,937 for accounting and fund administrative services and was reimbursed $2,122,017 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Invesco V.I. International Growth Fund

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$11,120,663	$–	$11,120,663

Brazil	36,664,480	17,938,616	–	54,603,096

Canada	115,774,507	–	–	115,774,507

China	75,567,399	29,893,044	–	105,460,443

Denmark	–	23,349,599	–	23,349,599

France	–	145,218,235	–	145,218,235

Germany	–	127,002,730	–	127,002,730

Hong Kong	–	17,232,367	–	17,232,367

Ireland	16,668,419	–	–	16,668,419

Italy	–	34,963,256	–	34,963,256

Japan	–	144,965,635	–	144,965,635

Macau	–	26,822,362	–	26,822,362

Mexico	20,112,957	–	–	20,112,957

Netherlands	–	60,996,035	–	60,996,035

Singapore	–	22,194,866	–	22,194,866

South Korea	–	51,285,266	–	51,285,266

Spain	–	23,598,462	–	23,598,462

Sweden	–	41,486,452	–	41,486,452

Switzerland	–	90,825,022	–	90,825,022

Taiwan	38,937,632	–	–	38,937,632

United Kingdom	–	144,323,987	–	144,323,987

United States	87,315,803	20,317,649	–	107,633,452

Money Market Funds	40,803,508	–	–	40,803,508

Total Investments	$431,844,705	$1,033,534,246	$–	$1,465,378,951

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. International Growth Fund

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018

Ordinary income	$19,392,737	$32,026,526

Long-term capital gain	90,542,462	11,993,582

Total distributions	$109,935,199	$44,020,108

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$30,974,896

Undistributed long-term capital gain	26,510,218

Net unrealized appreciation – investments	451,409,604

Net unrealized appreciation - foreign currencies	44,653

Temporary book/tax differences	(227,512)

Shares of beneficial interest	963,320,855

Total net assets	$1,472,032,714

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2019.

NOTE 7–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $419,062,364 and $556,912,377, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$471,357,717

Aggregate unrealized (depreciation) of investments	(19,948,113)

Net unrealized appreciation of investments	$451,409,604

Cost of investments for tax purposes is $1,013,969,347.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies and foreign currency transactions, on December 31, 2019, undistributed net investment income was increased by $83,624 and undistributed net realized gain was decreased by $83,624. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

Invesco V.I. International Growth Fund

NOTE 9–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2019(a)		December 31, 2018

	Shares	Amount	Shares	Amount

Sold:
Series I	1,348,893	$50,918,059	1,795,725	$68,266,200

Series II	2,347,857	86,070,698	3,256,967	122,515,503

Issued as reinvestment of dividends:
Series I	964,334	35,063,198	378,411	14,076,897

Series II	2,079,137	74,537,058	812,333	29,812,608

Reacquired:
Series I	(2,946,756)	(111,020,981)	(5,338,737)	(201,023,083)

Series II	(4,827,830)	(179,339,854)	(14,373,620)	(526,999,669)

Net increase (decrease) in share activity	(1,034,365)	$(43,771,822)	(13,468,921)	$(493,351,544)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 50% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. International Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. International Growth Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. International Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,072.70	$4.55	$1,020.82	$4.43	0.87%
Series II	1,000.00	1,070.90	5.85	1,019.56	5.70	1.12

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. International Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$90,542,462
Corporate Dividends Received Deduction*	10.19%
U.S. Treasury Obligations*	0.00%
Foreign Taxes	$0.0876	per share
Foreign Source Income	$0.9393	per share

                *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. International Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Invesco V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Invesco V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer - Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Invesco V.I. International Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. International Growth Fund

Annual Report to Shareholders	December 31, 2019

Invesco V.I. Managed Volatility Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	I-VIMGV-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2019, Series I shares of Invesco V.I. Managed Volatility Fund (the Fund) underperformed the Russell 1000 Value Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	18.58%
Series II Shares	18.30
Russell 1000 Value Index▼ (Broad Market Index)	26.54
Bloomberg Barclays U.S. Government/Credit Index▼ (Style-Specific Index)	9.71
Lipper VUF Mixed-Asset Target Allocation Growth Funds Index∎ (Peer Group Index)	20.66
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Equity markets rallied in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and indication that the US Federal Reserve (the Fed) would not raise interest rates in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019.1 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. Risk assets surged higher as a result of a delay in the Brexit agreement until January 2020, optimism that phase one of a US-China trade deal would be completed and better-than-

expected third-quarter corporate earnings results. The US economy rose higher than expected, at 2.1% during the third quarter of 2019.2 During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

  All sectors within the Russell 1000 Value Index had positive returns for the year, and except for energy, all had double digit returns, with the information technology and industrials posting the strongest gains.

  Security selection in the financials sector was the largest contributor to the Fund’s performance relative to the Russell 1000 Value Index for the year. Several key relative contributors for the year were concentrated in the banking industry, including Citigroup, Citizens Financial, PNC Financials and Bank of America. Following a sharp selloff in the fourth quarter of 2018, banks rebounded in the first quarter of 2019, and performed well throughout 2019 as revenues have generally improved and companies continue to return capital to shareholders through stock buybacks (reducing outstanding shares) and increased dividends.

  Good stock selection in the health care, communication services and consumer staples sectors also contributed to the Fund’s performance relative to the Russell 1000 Value Index during the year. Within the health care sector, the Fund’s holdings in Celgene and Pfizer were strong contributors. During the year, Celgene was acquired by Bristol Meyers Squibb (also a Fund holding) at a significant premium, and shares of the

Portfolio Composition
By sector	% of total net assets

Financials	24.29%
Health Care	14.85
Information Technology	10.63
U.S. Treasury Securities	7.78
Communication Services	7.56
Consumer Discretionary	7.06
Energy	6.96
Consumer Staples	5.88
Industrials	5.03
Materials	2.57
Other Sectors, Each Less than 2% of Net Assets	2.50
Money Market Funds Plus Other Assets Less Liabilities	4.89

Top 10 Equity Holdings*
% of total net assets

1. Johnson & Johnson	2.24%
2. Bank of America Corp.	2.19
3. Philip Morris International, Inc.	2.06
4. Citigroup, Inc.	1.98
5. American International Group, Inc.	1.85
6. General Motors Co.	1.61
7. PNC Financial Services Group, Inc. (The)	1.59
8. Morgan Stanley	1.57
9. General Dynamics Corp.	1.35
10. Bristol-Myers Squibb Co.	1.28

Total Net Assets	$36.7 million

Total Number of Holdings*	250

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2019.

Invesco V.I. Managed Volatility Fund

acquisition target rose sharply following the announcement. We sold Celgene after the bid was announced, and the deal ultimately closed in November. At the close of the year, we maintained our holding in Bristol Meyers.

  Charter Communications was a key absolute and relative contributor (versus the Russell 1000 Value Index) in the communication services sector during the year. The company reported strong revenues during the year as the company focused on adding broadband subscribers to drive future growth. At the close of the year, we maintained our position in the company.

  Within the consumer staples sector, Mondelez was a strong absolute and relative contributor (versus the Russell 1000 Value Index) to Fund performance for the year. The company has made progress on its plan to increase profitability, with revenues and earnings growth accelerating during the year. Additionally, the Fund’s lack of exposure to Walgreens Boots Alliance (an underperforming component of the Russell 1000 Value Index) contributed to relative Fund performance.

  Given the strong equity market, the Fund’s allocation to cash, although averaging less than 5% for the year, was the Fund’s largest relative detractor compared to the Russell 1000 Value Index.

  Security selection in the consumer discretionary sector also detracted from the Fund’s relative performance compared to the Russell 1000 Value Index during the year, due largely to Capri Holdings and Carnival. Capri Holdings suffered as its Michael Kors brand witnessed declining sales, and reduced its 2020 outlook. However, the company’s Jimmy Choo and Versace brands have shown improvement, and the company is focusing more on accessories which we believe should help boost margins. Shares of cruise operator Carnival declined in June after the company reported a decline in profits and a weaker outlook for the remainder of 2019.

  The materials and information technology sectors also detracted from the Fund’s relative return versus the Russell 1000 Value Index during the year. Within the materials sector, this was due largely to The Mosaic Company, a potash and phosphate supplier which announced plans to reduce phosphate production, an intended long-term benefit that has the potential to negatively affect short-term earnings. We liquidated our position in The Mosaic Company during the year.

  The Fund uses high grade bonds as a source of income and to dampen return volatility. While bonds fared well on an absolute basis during the year, the bond portion of the Fund’s portfolio underperformed the Russell 1000 Value Index. Similarly, the Fund’s allocation to convertible securities, while positive, underperformed the Russell 1000 Value Index, detracting from the Fund’s relative returns.

  The Fund held currency forward contracts during the year for the purpose of hedging currency exposure of non-US-based companies held in the Fund. These derivatives were not for speculative purposes or leverage, and these positions had a small negative impact on the Fund’s performance relative to the Russell 1000 Value Index for the year.

  As part of our mandate, and to potentially reduce portfolio volatility during a market downturn, we sold short S&P 500 futures contracts during the year. Derivatives were used solely for the purpose of reducing volatility and not for speculative purposes. The use of S&P 500 futures contracts had a negative impact on the Fund’s performance relative to the Russell 1000 Value Index for the year. However, the Fund was less volatile, as measured by standard deviation, than the Russell 1000 Value Index for the year.

  During the year, within the equity portion of the Fund, we reduced the Fund’s relative overweight exposures to the financials and energy sectors, and increased exposures to the consumer staples, communication services and materials sectors. At the end of the year, the Fund’s largest equity overweight exposures relative to the style-specific benchmark were in the information technology, health care and financials sectors, while the largest underweight exposures were in the real estate, utilities and communication services sectors.

  Thank you for your investment in Invesco V.I. Managed Volatility Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve

2	Source: Bureau of Economic Analysis

Portfolio managers:

Jacob Borbidge

Chuck Burge

Brian Jurkash - Lead

Sergio Marcheli

Matthew Titus - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Managed Volatility Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/19

Series I Shares
Inception (12/30/94)	7.10%
10 Years	8.02
5 Years	4.78
1 Year	18.58

Series II Shares
Inception (4/30/04)	8.38%
10 Years	7.74
5 Years	4.51
1 Year	18.30

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.13% and 1.38%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.14% and 1.39%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. Managed Volatility Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.

Invesco V.I. Managed Volatility Fund

Invesco V.I. Managed Volatility Fund’s investment objective is both capital appreciation and current income while managing portfolio volatility.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Bloomberg Barclays U.S. Government/Credit Index is a broad-based benchmark that includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

∎

The Lipper VUF Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth variable insurance underlying funds tracked by Lipper.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎ The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

∎

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Managed Volatility Fund

Schedule of Investments(a)

December 31, 2019

	Shares	Value

Common Stocks & Other Equity Interests–60.40%

Aerospace & Defense–1.35%

General Dynamics Corp.	2,806	$494,838

Apparel, Accessories & Luxury Goods–1.22%

Capri Holdings Ltd.(b)	11,788	449,712

Automobile Manufacturers–1.61%

General Motors Co.	16,195	592,737

Building Products–0.88%

Johnson Controls International PLC	7,908	321,935

Cable & Satellite–1.70%

Charter Communications, Inc., Class A(b)	726	352,168
Comcast Corp., Class A	6,023	270,854
		623,022

Commodity Chemicals–0.59%

Dow, Inc.	3,990	218,373

Communications Equipment–0.60%

Cisco Systems, Inc.	4,585	219,897

Diversified Banks–5.97%

Bank of America Corp.	22,834	804,214
Citigroup, Inc.	9,097	726,759
JPMorgan Chase & Co.	2,853	397,708
Wells Fargo & Co.	4,897	263,459
		2,192,140

Electric Utilities–1.31%

Duke Energy Corp.	1,353	123,407
Exelon Corp.	4,026	183,545
FirstEnergy Corp.	3,571	173,551
		480,503

Fertilizers & Agricultural Chemicals–1.45%

Corteva, Inc.	12,616	372,929
Nutrien Ltd. (Canada)	3,364	161,169
		534,098

Food Distributors–1.06%

US Foods Holding Corp.(b)	9,326	390,666

Health Care Distributors–0.83%

McKesson Corp.	2,214	306,241

Health Care Equipment–1.62%

Medtronic PLC	2,537	287,823
Zimmer Biomet Holdings, Inc.	2,058	308,041
		595,864

	Shares	Value

Health Care Services–0.98%

CVS Health Corp.	4,863	$361,272

Health Care Supplies–0.40%

Alcon, Inc. (Switzerland)(b)	2,584	146,383

Home Improvement Retail–0.56%

Kingfisher PLC (United Kingdom)	70,708	205,058

Hotels, Resorts & Cruise Lines–1.26%

Carnival Corp.	9,078	461,435

Industrial Machinery–0.98%

Ingersoll-Rand PLC	2,700	358,884

Insurance Brokers–0.91%

Willis Towers Watson PLC	1,660	335,220

Integrated Oil & Gas–3.01%

BP PLC (United Kingdom)	56,053	351,864
Chevron Corp.	2,861	344,779
Royal Dutch Shell PLC, Class A (United Kingdom)	13,814	410,614
		1,107,257

Internet & Direct Marketing Retail–0.78%

eBay, Inc.	7,963	287,544

Investment Banking & Brokerage–2.82%

Goldman Sachs Group, Inc. (The)	1,987	456,871
Morgan Stanley	11,308	578,065
		1,034,936

IT Consulting & Other Services–1.00%

Cognizant Technology Solutions Corp., Class A	5,937	368,213

Managed Health Care–0.72%

Anthem, Inc.	872	263,370

Multi-line Insurance–1.85%

American International Group, Inc.	13,249	680,071

Oil & Gas Equipment & Services–0.74%

TechnipFMC PLC (United Kingdom)	12,662	271,473

Oil & Gas Exploration & Production–2.34%

Canadian Natural Resources Ltd. (Canada)	7,614	246,265
Devon Energy Corp.	12,105	314,367
Marathon Oil Corp.	21,901	297,416
		858,048

Other Diversified Financial Services–1.37%

AXA Equitable Holdings, Inc.	8,100	200,718
Voya Financial, Inc.	4,935	300,936
		501,654

Invesco V.I. Managed Volatility Fund

	Shares	Value

Packaged Foods & Meats–1.87%

Kellogg Co.	3,625	$250,705
Mondelez International, Inc., Class A	7,908	435,573
		686,278

Pharmaceuticals–5.40%

Bristol-Myers Squibb Co.	7,312	469,357
GlaxoSmithKline PLC (United Kingdom)	7,350	172,915
Johnson & Johnson	5,635	821,977
Pfizer, Inc.	5,538	216,979
Sanofi (France)	3,005	301,814
		1,983,042

Railroads–1.00%

CSX Corp.	5,054	365,708

Regional Banks–3.98%

Citizens Financial Group, Inc.	11,541	468,680
PNC Financial Services Group, Inc. (The)	3,652	582,969
Truist Financial Corp.	7,280	410,009
		1,461,658

Semiconductors–2.68%

Intel Corp.	6,595	394,711
NXP Semiconductors N.V. (Netherlands)	1,902	242,048
QUALCOMM, Inc.	3,918	345,685
		982,444

Specialty Chemicals–0.51%

DuPont de Nemours, Inc.	2,944	189,005

Systems Software–1.16%

Oracle Corp.	8,046	426,277

Technology Hardware, Storage & Peripherals–1.05%

Apple, Inc.	1,317	386,737

Tobacco–2.06%

Philip Morris International, Inc.	8,887	756,195

Wireless Telecommunication Services–0.78%

Vodafone Group PLC (United Kingdom)	147,262	285,890
Total Common Stocks & Other Equity Interests (Cost $17,598,002)		22,184,078

	Principal Amount

U.S. Dollar Denominated Bonds & Notes–26.70%

Aerospace & Defense–0.25%

General Dynamics Corp., 2.88%, 05/11/2020	$10,000	10,035
Northrop Grumman Corp., 2.08%, 10/15/2020	35,000	35,042
Raytheon Co., 3.13%, 10/15/2020	35,000	35,340
United Technologies Corp., 4.45%, 11/16/2038	9,000	10,649
		91,066

	Principal Amount	Value

Air Freight & Logistics–0.01%

United Parcel Service, Inc., 3.40%, 11/15/2046	$4,000	$3,990

Airlines–0.16%

American Airlines Pass Through Trust, Series 2014-1, Class A, 3.70%, 04/01/2028	18,163	19,142
United Airlines Pass Through Trust, Series 2014-2, Class A, 3.75%, 09/03/2026	23,208	24,503
Series 2018-1, Class AA, 3.50%, 03/01/2030	16,283	16,791
		60,436

Alternative Carriers–0.32%

GCI Liberty, Inc., Conv., 1.75%, 10/05/2023(c)(d)	85,000	117,428

Application Software–0.85%

Nuance Communications, Inc., Conv.,
1.00%, 12/15/2022(d)	127,000	128,191
1.25%, 04/01/2025	49,000	54,674
RealPage, Inc., Conv., 1.50%, 11/15/2022	24,000	33,510
Workday, Inc., Conv., 0.25%, 10/01/2022	75,000	96,182
		312,557

Asset Management & Custody Banks–0.48%

Apollo Management Holdings L.P., 4.00%, 05/30/2024(c)	40,000	42,363
Brookfield Asset Management, Inc. (Canada), 4.00%, 01/15/2025	25,000	26,885
Carlyle Holdings Finance LLC, 3.88%, 02/01/2023(c)	5,000	5,167
KKR Group Finance Co. III LLC, 5.13%, 06/01/2044(c)	85,000	100,546
		174,961

Automobile Manufacturers–0.67%

Ford Motor Credit Co. LLC, 4.13%, 08/04/2025	200,000	202,770
General Motors Co., 6.60%, 04/01/2036	16,000	18,876
General Motors Financial Co., Inc., 5.25%, 03/01/2026	21,000	23,322
		244,968

Biotechnology–1.03%

AbbVie, Inc.,
4.50%, 05/14/2035	38,000	43,073
4.05%, 11/21/2039(c)	34,000	36,053

BioMarin Pharmaceutical, Inc., Conv., 1.50%, 10/15/2020	117,000	127,390

Gilead Sciences, Inc.,
2.55%, 09/01/2020	50,000	50,218
4.40%, 12/01/2021	25,000	26,087

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value

Biotechnology–(continued)

Neurocrine Biosciences, Inc., Conv., 2.25%, 05/15/2024	$62,000	$95,250
		378,071

Brewers–0.44%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
4.70%, 02/01/2036	45,000	51,980
4.90%, 02/01/2046	47,000	55,670
Heineken N.V. (Netherlands), 3.50%, 01/29/2028(c)	35,000	37,082
Molson Coors Beverage Co., 4.20%, 07/15/2046	16,000	15,951
		160,683

Broadcasting–1.26%

Liberty Media Corp., Conv.,
2.25%, 10/05/2021(d)	55,000	31,927
1.38%, 10/15/2023	299,000	403,082
Liberty Formula One, Conv., 1.00%, 01/30/2023	20,000	26,654
		461,663

Cable & Satellite–1.34%

Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.46%, 07/23/2022	60,000	63,060
Comcast Corp.,
4.15%, 10/15/2028	30,000	33,774
3.90%, 03/01/2038	10,000	11,070
4.60%, 10/15/2038	10,000	11,914
Discovery Communications LLC, 2.80%, 06/15/2020	85,000	85,226
DISH Network Corp., Conv., 3.38%, 08/15/2026	216,000	208,310
Liberty Latin America Ltd. (Chile), Conv., 2.00%, 07/15/2024(c)	74,000	79,458
		492,812

Communications Equipment–0.59%

Finisar Corp., Conv., 0.50%, 12/15/2021(d)	39,000	38,961
Viavi Solutions, Inc., Conv.,
1.75%, 06/01/2023	71,000	89,456
1.00%, 03/01/2024	68,000	87,890
		216,307

Consumer Finance–0.12%

American Express Co., 3.63%, 12/05/2024	18,000	19,025
Capital One Financial Corp., 3.20%, 01/30/2023	15,000	15,423
Synchrony Financial, 3.95%, 12/01/2027	10,000	10,507
		44,955

	Principal Amount	Value

Data Processing & Outsourced Services–0.10%

Euronet Worldwide, Inc., Conv., 0.75%, 03/15/2025(c)(d)	$17,000	$20,320
Fiserv, Inc., 3.80%, 10/01/2023	15,000	15,843
		36,163

Diversified Banks–2.00%

Bank of America Corp., 3.25%, 10/21/2027	10,000	10,421
Citigroup, Inc.,
4.00%, 08/05/2024	60,000	64,249
3.67%, (3 mo. USD LIBOR + 1.39%), 07/24/2028(e)	15,000	15,985
4.75%, 05/18/2046	15,000	18,001
Commonwealth Bank of Australia (Australia), 2.25%, 03/10/2020(c)	40,000	40,024
JPMorgan Chase & Co., Series V, 5.23%(f)	150,000	151,312
3.20%, 06/15/2026	15,000	15,669
3.51%, (3 mo. USD LIBOR + 0.95%), 01/23/2029(e)	15,000	15,936
4.26%, (3 mo. USD LIBOR + 1.58%), 02/22/2048(e)	10,000	11,853
3.90%, (3 mo. USD LIBOR + 1.22%), 01/23/2049(e)	15,000	16,853
Toronto-Dominion Bank (The) (Canada), 2.65%, 06/12/2024	15,000	15,362
U.S. Bancorp, Series W, 3.10%, 04/27/2026	10,000	10,408
Wells Fargo & Co.,
3.55%, 09/29/2025	30,000	31,769
4.10%, 06/03/2026	95,000	102,441
4.65%, 11/04/2044	100,000	117,444
Westpac Banking Corp. (Australia), 2.10%, 05/13/2021	95,000	95,284
		733,011

Diversified Capital Markets–0.68%

Credit Suisse AG (Switzerland), Conv., 0.50%, 06/24/2024(c)	260,000	249,340

Drug Retail–0.16%

Walgreens Boots Alliance, Inc.,
3.30%, 11/18/2021	32,000	32,607
4.50%, 11/18/2034	24,000	25,029
		57,636

Electric Utilities–0.15%

Georgia Power Co., 2.00%, 03/30/2020	35,000	34,996
NextEra Energy Capital Holdings, Inc., 3.55%, 05/01/2027	11,000	11,684
Xcel Energy, Inc., 3.50%, 12/01/2049	7,000	7,125
		53,805

Environmental & Facilities Services–0.07%

Waste Management, Inc., 3.90%, 03/01/2035	25,000	27,544

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value

Food Retail–0.03%

Kraft Heinz Foods Co., 4.63%, 10/01/2039(c)	$10,000	$10,414

General Merchandise Stores–0.06%

Dollar General Corp., 3.25%, 04/15/2023	20,000	20,657

Health Care Equipment–1.70%

Becton, Dickinson and Co., 4.88%, 05/15/2044	86,000	99,505
DexCom, Inc., Conv.,
0.75%, 05/15/2022	32,000	71,237
0.75%, 12/01/2023	86,000	127,598
Medtronic, Inc.,
3.15%, 03/15/2022	23,000	23,653
4.38%, 03/15/2035	15,000	17,761
NuVasive, Inc., Conv., 2.25%, 03/15/2021	80,000	106,785
Wright Medical Group N.V., Conv., 2.25%, 11/15/2021	39,000	56,630
Wright Medical Group, Inc., Conv., 1.63%, 06/15/2023	113,000	119,643
		622,812

Health Care REITs–0.07%

Healthpeak Properties, Inc., 3.88%, 08/15/2024	25,000	26,591

Health Care Services–0.29%

Cigna Corp., 4.80%, 08/15/2038	9,000	10,506
CVS Health Corp.,
3.38%, 08/12/2024	20,000	20,815
4.10%, 03/25/2025	16,000	17,173
Laboratory Corp. of America Holdings,
3.20%, 02/01/2022	33,000	33,750
4.70%, 02/01/2045	22,000	24,739
		106,983

Home Improvement Retail–0.07%

Home Depot, Inc. (The), 2.00%, 04/01/2021	27,000	27,059

Insurance Brokers–0.01%

Willis North America, Inc., 3.60%, 05/15/2024	5,000	5,223

Integrated Oil & Gas–0.11%

Occidental Petroleum Corp.,
3.40%, 04/15/2026	15,000	15,399
3.20%, 08/15/2026	7,000	7,089
Suncor Energy, Inc. (Canada), 3.60%, 12/01/2024	18,000	19,099
		41,587

	Principal Amount	Value

Integrated Telecommunication Services–1.75%

AT&T, Inc.,
3.00%, 06/30/2022	$28,000	$28,617
3.40%, 05/15/2025	15,000	15,723
4.50%, 05/15/2035	25,000	27,844
5.15%, 03/15/2042	150,000	175,144
4.80%, 06/15/2044	40,000	45,583
Telefonica Emisiones S.A. (Spain), 7.05%, 06/20/2036	150,000	209,815
Verizon Communications, Inc., 4.40%, 11/01/2034	120,000	139,045
		641,771

Interactive Media & Services–0.17%

JOYY, Inc. (China), Conv., 1.38%, 06/15/2024(c)(d)	69,000	62,423

Internet & Direct Marketing Retail–0.77%

Amazon.com, Inc., 4.80%, 12/05/2034	9,000	11,342
IAC Financeco 3, Inc., Conv., 2.00%, 01/15/2030(c)	94,000	110,036
QVC, Inc., 5.45%, 08/15/2034	50,000	47,996
Trip.com Group Ltd. (China), Conv., 1.25%, 09/15/2022	113,000	112,847
		282,221

Investment Banking & Brokerage–0.74%

Goldman Sachs Group, Inc. (The), 4.25%, 10/21/2025	27,000	29,318
GS Finance Corp., Series 0001, Conv., 0.25%, 07/08/2024	198,000	203,544
Morgan Stanley, 4.00%, 07/23/2025	35,000	37,873
		270,735

Life & Health Insurance–0.42%

Athene Global Funding, 4.00%, 01/25/2022(c)	45,000	46,483
Guardian Life Global Funding, 2.90%, 05/06/2024(c)	20,000	20,554
Jackson National Life Global Funding, 2.10%, 10/25/2021(c)	10,000	10,025
3.25%, 01/30/2024(c)	15,000	15,561
Nationwide Financial Services, Inc., 5.30%, 11/18/2044(c)	35,000	39,886
Reliance Standard Life Global Funding II, 3.05%, 01/20/2021(c)	20,000	20,216
		152,725

Managed Health Care–0.04%

UnitedHealth Group, Inc., 3.50%, 08/15/2039	16,000	16,794

Movies & Entertainment–0.21%

Live Nation Entertainment, Inc., Conv., 2.50%, 03/15/2023	62,000	75,758

Multi-line Insurance–0.18%

American Financial Group, Inc., 4.50%, 06/15/2047	20,000	21,615

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value

Multi-line Insurance–(continued)

American International Group, Inc., 4.38%, 01/15/2055	$40,000	$43,847
		65,462

Multi-Utilities–0.05%

NiSource, Inc., 4.38%, 05/15/2047	9,000	9,969
Sempra Energy, 3.80%, 02/01/2038	8,000	8,351
		18,320

Office REITs–0.48%

Highwoods Realty L.P., 3.20%, 06/15/2021	150,000	151,928
Office Properties Income Trust, 4.00%, 07/15/2022	25,000	25,588
		177,516

Oil & Gas Equipment & Services–0.23%

Helix Energy Solutions Group, Inc., Conv., 4.25%, 05/01/2022	40,000	42,852
Oil States International, Inc., Conv., 1.50%, 02/15/2023	46,000	41,520
		84,372

Oil & Gas Exploration & Production–0.08%

Cameron LNG LLC, 3.70%, 01/15/2039(c)	16,000	16,341
ConocoPhillips Co., 4.15%, 11/15/2034	13,000	14,594
		30,935

Oil & Gas Storage & Transportation–0.44%

Energy Transfer Operating L.P.,
7.50%, 10/15/2020	20,000	20,788
4.20%, 09/15/2023	2,000	2,100
4.90%, 03/15/2035	19,000	19,952
Enterprise Products Operating LLC, 4.25%, 02/15/2048	10,000	10,729
Kinder Morgan, Inc., 5.30%, 12/01/2034	23,000	27,085
MPLX L.P.,
4.50%, 07/15/2023	65,000	69,073
4.50%, 04/15/2038	11,000	11,186
		160,913

Other Diversified Financial Services–1.93%

Convertible Trust - Consumer, Series 2018-1, 0.25%, 01/17/2024	160,000	164,896
Convertible Trust - Energy, Series 2019-1, 0.33%, 09/19/2024	168,000	173,997
Convertible Trust - Healthcare, Series 2018-1, 0.25%, 02/05/2024	168,000	182,952
Convertible Trust - Media, Series 2019, Class 1, 0.25%, 12/04/2024	168,000	186,329
		708,174

Packaged Foods & Meats–0.14%

J. M. Smucker Co. (The), 2.50%, 03/15/2020	50,000	50,043

	Principal Amount	Value

Packaged Foods & Meats–(continued)

Mead Johnson Nutrition Co. (United Kingdom), 4.13%, 11/15/2025	$3,000	$3,279
		53,322

Pharmaceuticals–1.83%

Allergan Funding S.C.S., 4.85%, 06/15/2044	150,000	163,286
Bayer US Finance LLC (Germany), 3.00%, 10/08/2021(c)	200,000	202,566
Bristol-Myers Squibb Co.,
4.13%, 06/15/2039(c)	18,000	20,761
4.63%, 05/15/2044(c)	100,000	121,169
Jazz Investments I Ltd., Conv., 1.88%, 08/15/2021	76,000	78,441
Mylan N.V., 3.15%, 06/15/2021	17,000	17,224
Pacira BioSciences, Inc., Conv., 2.38%, 04/01/2022	39,000	40,639
Supernus Pharmaceuticals, Inc., Conv., 0.63%, 04/01/2023	33,000	30,036
		674,122

Property & Casualty Insurance–0.44%

Allstate Corp. (The), 3.28%, 12/15/2026	10,000	10,562
Liberty Mutual Group, Inc., 4.85%, 08/01/2044(c)	115,000	131,876
Markel Corp., 5.00%, 05/20/2049	15,000	17,650
		160,088

Railroads–0.09%

Norfolk Southern Corp., 3.40%, 11/01/2049	5,000	4,973
Union Pacific Corp., 4.15%, 01/15/2045	25,000	27,398
		32,371

Regional Banks–0.10%

Citizens Financial Group, Inc., 2.38%, 07/28/2021	15,000	15,074
PNC Financial Services Group, Inc. (The), 3.45%, 04/23/2029	20,000	21,335
		36,409

Reinsurance–0.08%

PartnerRe Finance B LLC, 3.70%, 07/02/2029	30,000	31,204

Renewable Electricity–0.43%

Oglethorpe Power Corp., 4.55%, 06/01/2044	150,000	157,343

Restaurants–0.06%

Starbucks Corp., 3.55%, 08/15/2029	20,000	21,684

Retail REITs–0.01%

Regency Centers L.P., 2.95%, 09/15/2029	5,000	4,996

Invesco V.I. Managed Volatility Fund

	Principal Amount	Value

Semiconductor Equipment–0.18%

Applied Materials, Inc., 2.63%, 10/01/2020	$65,000	$65,360

Semiconductors–1.09%

Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 01/15/2024	30,000	31,089
Cree, Inc., Conv., 0.88%, 09/01/2023	98,000	104,137
Microchip Technology, Inc., Conv., 1.63%, 02/15/2027	74,000	105,635
NXP B.V./NXP Funding LLC (Netherlands), 5.35%, 03/01/2026(c)	20,000	22,553
ON Semiconductor Corp., Conv., 1.00%, 12/01/2020	76,000	103,473
Silicon Laboratories, Inc., Conv., 1.38%, 03/01/2022	21,000	27,963
Texas Instruments, Inc., 2.63%, 05/15/2024	5,000	5,132
		399,982

Specialty Chemicals–0.01%

Sherwin-Williams Co. (The), 4.50%, 06/01/2047	3,000	3,404

Systems Software–0.52%

FireEye, Inc.,
Series A, Conv., 1.00%, 06/01/2020(d)	76,000	75,773
Series B, Conv., 1.63%, 06/01/2022(d)	77,000	74,707
Microsoft Corp., 3.50%, 02/12/2035	37,000	40,737
		191,217

Technology Distributors–0.09%

Avnet, Inc., 4.63%, 04/15/2026	30,000	31,742

Technology Hardware, Storage & Peripherals–0.72%

Apple, Inc.,
2.15%, 02/09/2022	39,000	39,327
3.35%, 02/09/2027	10,000	10,649
Dell International LLC/EMC Corp., 5.45%, 06/15/2023(c)	26,000	28,201
SanDisk LLC, Conv., 0.50%, 10/15/2020	140,000	127,530
Western Digital Corp., Conv., 1.50%, 02/01/2024	61,000	60,047
		265,754

Tobacco–0.11%

Altria Group, Inc., 5.80%, 02/14/2039	36,000	42,338

Trading Companies & Distributors–0.13%

Air Lease Corp., 4.25%, 09/15/2024	35,000	37,486

	Principal Amount	Value

Trading Companies & Distributors–(continued)

Aircastle Ltd., 4.40%, 09/25/2023	$10,000	$10,573
		48,059

Trucking–0.12%

Aviation Capital Group LLC, 4.88%, 10/01/2025(c)	40,000	43,086

Wireless Telecommunication Services–0.04%

Rogers Communications, Inc. (Canada), 4.30%, 02/15/2048	15,000	16,685
Total U.S. Dollar Denominated Bonds & Notes (Cost $8,969,250)		9,806,007

U.S. Treasury Securities–7.78%

U.S. Treasury Bonds–0.49%

4.50%, 02/15/2036	75,000	99,378
2.25%, 08/15/2049	84,500	81,901
		181,279

U.S. Treasury Floating Rate Notes–0.29%

1.75%, 12/31/2024	88,200	88,400
1.75%, 12/31/2026	19,300	19,188
		107,588

U.S. Treasury Notes–7.00%

1.63%, 12/31/2021	2,218,000	2,220,238
1.63%, 12/15/2022	290,000	290,138
1.75%, 11/15/2029	59,300	58,366
		2,568,742
Total U.S. Treasury Securities (Cost $2,844,883)		2,857,609

	Shares

Preferred Stocks–0.23%

Asset Management & Custody Banks–0.23%

AMG Capital Trust II, 5.15%, Conv. Pfd. (Cost $106,269)	1,700	82,450

Money Market Funds–4.82%

Invesco Government & Agency Portfolio, Institutional Class, 1.50%(g)	619,911	619,911
Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(g)	441,688	441,820
Invesco Treasury Portfolio, Institutional Class, 1.49%(g)	708,469	708,469
Total Money Market Funds (Cost $1,770,200)		1,770,200
TOTAL INVESTMENTS IN SECURITIES–99.93% (Cost $31,288,604)		36,700,344
OTHER ASSETS LESS LIABILITIES–0.07%		25,951
NET ASSETS–100.00%		$36,726,295

Investment Abbreviations:

Conv.	-	Convertible
LIBOR	-	London Interbank Offered Rate
Pfd.	-	Preferred
REIT	-	Real Estate Investment Trust
USD	-	U.S. Dollar

Invesco V.I. Managed Volatility Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2019 was $1,649,932, which represented 4.49% of the Fund’s Net Assets.

(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2019.
(f)	Perpetual bond with no specified maturity date.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

Open Forward Foreign Currency Contracts

						Unrealized
Settlement		Contract to				Appreciation

Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

01/17/2020	State Street Bank & Trust Co.	USD	3,895	CAD	5,139	$ 63

01/17/2020	State Street Bank & Trust Co.	USD	1,939	CHF	1,899	25

01/17/2020	State Street Bank & Trust Co.	USD	10,076	EUR	9,059	94

01/17/2020	State Street Bank & Trust Co.	USD	34,413	GBP	26,132	215

Subtotal–Appreciation						397

Currency Risk

01/17/2020	Bank of New York Mellon (The)	GBP	387,927	USD	502,284	(11,772)

01/17/2020	State Street Bank & Trust Co.	CAD	242,467	USD	182,612	(4,125)

01/17/2020	State Street Bank & Trust Co.	CHF	110,640	USD	111,799	(2,612)

01/17/2020	State Street Bank & Trust Co.	EUR	213,249	USD	236,926	(2,484)

01/17/2020	State Street Bank & Trust Co.	GBP	451,409	USD	585,784	(12,393)

01/17/2020	State Street Bank & Trust Co.	USD	2,626	CHF	2,539	(1)

Subtotal–Depreciation						(33,387)

Total Forward Foreign Currency Contracts						$(32,990)

Abbreviations:

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound Sterling

USD - U.S. Dollar

Invesco V.I. Managed Volatility Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:

Investments in securities, at value (Cost $29,518,404)	$34,930,144
Investments in affiliated money market funds, at value (Cost $1,770,200)	1,770,200
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	397
Cash	840
Foreign currencies, at value (Cost $28,719)	28,825
Receivable for:
Fund shares sold	30,856
Dividends	38,409
Interest	61,551
Investment for trustee deferred compensation and retirement plans	71,613
Total assets	36,932,835

Liabilities:

Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	33,387
Payable for:
Investments purchased	1,831
Fund shares reacquired	19,339
Accrued fees to affiliates	17,159
Accrued other operating expenses	58,838
Trustee deferred compensation and retirement plans	75,986
Total liabilities	206,540
Net assets applicable to shares outstanding	$36,726,295

Net assets consist of:

Shares of beneficial interest	$30,328,254
Distributable earnings	6,398,041
$36,726,295

Net Assets:

Series I	$35,408,916
Series II	$ 1,317,379

Shares outstanding, no par value, with an unlimited number of shares authorized:

Series I	2,852,985
Series II	107,410
Series I:
Net asset value per share	$ 12.41
Series II:
Net asset value per share	$ 12.26

Statement of Operations

For the year ended December 31, 2019

Investment income:

Dividends (net of foreign withholding taxes of $10,035)	$596,028

Interest	327,206

Dividends from affiliated money market funds	48,005

Total investment income	971,239

Expenses:

Advisory fees	222,843

Administrative services fees	61,341

Custodian fees	9,572

Distribution fees - Series II	3,219

Transfer agent fees	18,521

Trustees’ and officers’ fees and benefits	18,995

Reports to shareholders	10,467

Professional services fees	53,471

Other	5,608

Total expenses	404,037

Less: Fees waived	(2,546)

Net expenses	401,491

Net investment income	569,748

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities	1,314,895

Foreign currencies	9,796

Forward foreign currency contracts	4,611

Futures contracts	(620,303)

708,999

Change in net unrealized appreciation (depreciation) of:
Investment securities	4,868,935

Foreign currencies	308

Forward foreign currency contracts	(30,101)

Futures contracts	172,631

5,011,773

Net realized and unrealized gain	5,720,772

Net increase in net assets resulting from operations	$6,290,520

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018

Operations:
Net investment income	$569,748	$521,300

Net realized gain	708,999	1,584,562

Change in net unrealized appreciation (depreciation)	5,011,773	(6,547,229)

Net increase (decrease) in net assets resulting from operations	6,290,520	(4,441,367)

Distributions to shareholders from distributable earnings:
Series I	(1,896,583)	(2,054,218)

Series II	(63,708)	(66,296)

Total distributions from distributable earnings	(1,960,291)	(2,120,514)

Share transactions–net:
Series I	(3,190,164)	(3,342,378)

Series II	(47,952)	(11,717)

Net increase (decrease) in net assets resulting from share transactions	(3,238,116)	(3,354,095)

Net increase (decrease) in net assets	1,092,113	(9,915,976)

Net assets:
Beginning of year	35,634,182	45,550,158

End of year	$36,726,295	$35,634,182

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net
			(losses)								net assets		assets without		Ratio of net
	Net asset		on securities		Dividends	Distributions					with fee waivers		fee waivers		investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	and/or		and/or		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return (b)	(000’s omitted)	absorbed		absorbed		net assets		turnover (c)
Series I
Year ended 12/31/19	$11.04	$0.19	$1.82	$2.01	$(0.17)	$(0.47)	$(0.64)	$12.41	18.58%	$35,409	1.07	%(d)	1.08	%(d)	1.55	%(d)	109%
Year ended 12/31/18	13.06	0.16	(1.51)	(1.35)	(0.22)	(0.45)	(0.67)	11.04	(11.00)	34,420	1.23		1.24		1.24		111
Year ended 12/31/17	11.97	0.18 (e)	1.08	1.26	(0.17)	–	(0.17)	13.06	10.56	44,104	1.13		1.13		1.42	(e)	91
Year ended 12/31/16	11.38	0.14	1.03	1.17	(0.22)	(0.36)	(0.58)	11.97	10.61	50,183	1.15		1.16		1.26		92
Year ended 12/31/15	19.02	0.18	(0.74)	(0.56)	(0.27)	(6.81)	(7.08)	11.38	(2.15)	52,360	1.08		1.10		1.07		117
Series II
Year ended 12/31/19	10.91	0.15	1.81	1.96	(0.14)	(0.47)	(0.61)	12.26	18.30	1,317	1.32	(d)	1.33	(d)	1.30	(d)	109
Year ended 12/31/18	12.92	0.12	(1.49)	(1.37)	(0.19)	(0.45)	(0.64)	10.91	(11.28)	1,214	1.48		1.49		0.99		111
Year ended 12/31/17	11.84	0.15 (e)	1.07	1.22	(0.14)	–	(0.14)	12.92	10.33	1,446	1.38		1.38		1.17	(e)	91
Year ended 12/31/16	11.26	0.11	1.02	1.13	(0.19)	(0.36)	(0.55)	11.84	10.31	1,462	1.40		1.41		1.01		92
Year ended 12/31/15	18.88	0.13	(0.72)	(0.59)	(0.22)	(6.81)	(7.03)	11.26	(2.37)	1,500	1.33		1.35		0.82		117

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $35,853 and $1,288 for Series I and Series II shares, respectively.
(e)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended December 31, 2017. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.14 and 1.11% and $0.11 and 0.86% for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Managed Volatility Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco V.I. Managed Volatility Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is both capital appreciation and current income while managing portfolio volatility.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Invesco V.I. Managed Volatility Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

Invesco V.I. Managed Volatility Fund

unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser at the annual rate of 0.60% of the Fund’s average daily net assets.

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.60%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $2,546.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies

Invesco V.I. Managed Volatility Fund

may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $5,271 for accounting and fund administrative services and was reimbursed $56,070 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2019, the Fund incurred $477 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$20,309,540	$1,874,538	$–	$22,184,078

U.S. Dollar Denominated Bonds & Notes	–	9,806,007	–	9,806,007

U.S. Treasury Securities	–	2,857,609	–	2,857,609

Preferred Stocks	82,450	–	–	82,450

Money Market Funds	1,770,200	–	–	1,770,200

Total Investments in Securities	22,162,190	14,538,154	–	36,700,344

Other Investments - Assets*

Forward Foreign Currency Contracts	–	397	–	397

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(33,387)	–	(33,387)

Total Other Investments	–	(32,990)	–	(32,990)

Total Investments	$22,162,190	$14,505,164	$–	$36,667,354

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual

Invesco V.I. Managed Volatility Fund

obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2019:

Value
Currency
Derivative Assets	Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$397

Derivatives not subject to master netting agreements	-

Total Derivative Assets subject to master netting agreements	$397

Value
Currency
Derivative Liabilities	Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(33,387)

Derivatives not subject to master netting agreements	-

Total Derivative Liabilities subject to master netting agreements	$(33,387)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2019.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of New York Mellon (The)	$ –	$(11,772)	$(11,772)	$–	$–	$(11,772)

State Street Bank & Trust Co.	397	(21,615)	(21,218)	–	–	(21,218)

Total	$397	$(33,387)	$(32,990)	$–	$–	$(32,990)

Effect of Derivative Investments for the year ended December 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Equity Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$ 4,611	$ -	$ 4,611

Futures contracts	-	(620,303)	(620,303)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(30,101)	-	(30,101)

Futures contracts	-	172,631	172,631

Total	$(25,490)	$(447,672)	$(473,162)

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts

Average notional value	$2,322,134	$2,286,424

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided

Invesco V.I. Managed Volatility Fund

for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018

Ordinary income	$514,166	$700,251

Long-term capital gain	1,446,125	1,420,263

Total distributions	$1,960,291	$2,120,514

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$621,474

Undistributed long-term capital gain	690,387

Net unrealized appreciation – investments	5,142,726

Net unrealized appreciation - foreign currencies	326

Temporary book/tax differences	(56,872)

Shares of beneficial interest	30,328,254

Total net assets	$36,726,295

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, tax treatment of forward contracts and adjustments to contingent payment debt instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $6,742,855 and $10,980,156, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $30,943,773 and $31,731,190, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$5,833,149

Aggregate unrealized (depreciation) of investments	(690,423)

Net unrealized appreciation of investments	$5,142,726

Cost of investments for tax purposes is $31,524,628.

Invesco V.I. Managed Volatility Fund

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2019, undistributed net investment income was increased by $9,796 and undistributed net realized gain was decreased by $9,796. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2019(a)		December 31, 2018

	Shares	Amount	Shares	Amount

Sold:
Series I	262,050	$3,173,461	209,264	$2,541,868

Series II	2,709	32,332	5,870	72,638

Issued as reinvestment of dividends:
Series I	161,687	1,896,583	162,517	2,054,218

Series II	5,492	63,708	5,304	66,295

Reacquired:
Series I	(688,807)	(8,260,208)	(630,388)	(7,938,464)

Series II	(12,075)	(143,992)	(11,831)	(150,650)

Net increase (decrease) in share activity	(268,944)	$(3,238,116)	(259,264)	$(3,354,095)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Managed Volatility Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Managed Volatility Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,058.30	$5.55	$1,019.81	$5.45	1.07%
Series II	1,000.00	1,057.00	6.84	1,018.55	6.72	1.32

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Managed Volatility Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$1,446,125
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	90.19%
U.S. Treasury Obligations*	6.05%

                        *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Managed Volatility Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Invesco V.I. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Invesco V.I. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer - Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Invesco V.I. Managed Volatility Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Managed Volatility Fund

Annual Report to Shareholders	December 31, 2019

Invesco V.I. Mid Cap Core Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

    If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

    You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Invesco Distributors, Inc.	VIMCCE-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2019, Series I shares of Invesco V.I. Mid Cap

Core Equity Fund (the Fund) underperformed the Russell Midcap Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	25.28%
Series II Shares	25.04
S&P 500 Index▼ (Broad Market Index)	31.49
Russell Midcap Index▼ (Style-Specific Index)	30.54
Lipper VUF Mid-Cap Core Funds Index∎ (Peer Group Index)	26.84

Source(s): ▼RIMES Technologies Corp.; ∎ Lipper Inc.

Market conditions and your Fund

Equity markets rallied in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and indication that the US Federal Reserve (the Fed) would not raise interest rates in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

    Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

    Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019.1 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

    Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. Risk assets surged higher as a result of a delay in the Brexit agreement until January 2020, optimism that phase one of a US-China trade deal would be completed and better-than-expected third-quarter corporate earnings results. The US economy rose higher than expected, at 2.1% during the third quarter of 2019.2 During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

    During the year, the Fund produced a strong absolute return but underperformed its style-specific benchmark. Key detractors from the Fund’s relative performance included stock selection in the industrials, consumer staples and materials sectors. A significant cash position during the first half of the year was also a large drag on the Fund’s relative performance. The Fund’s cash position was significantly reduced and ended the year at less than 2% of the portfolio, down from over 20% in March. Top contributors to the Fund’s relative performance included stock selection in the information technology (IT), consumer discretionary and financials sectors.

    Key individual contributors to the Fund’s absolute returns included KLA, Keysight Technologies and EPAM Systems as IT stocks generally performed well during the year.

    KLA, a semiconductor manufacturing company, delivered strong revenue and earnings results during the year.

    Keysight Technologies, a manufacturer of electronic test and measurement equipment and software, also benefited from the strength across the IT sector.

    EPAM Systems provides software engineering solutions and technology services. The company benefited from an increased demand for digital products, which resulted in strong growth rates and increasing margins. We exited this holding before the close of the year.

    Key individual detractors from the Fund’s absolute returns included Spirit

Portfolio Composition
By sector	% of total net assets

Industrials	17.52%
Health Care	14.96
Information Technology	14.50
Energy	10.34
Financials	9.24
Consumer Discretionary	7.64
Real Estate	6.49
Consumer Staples	6.35
Utilities	6.30
Communication Services	3.28
Materials	2.95
Money Market Funds Plus Other Assets Less Liabilities	0.43

Top 10 Equity Holdings*
% of total net assets

1. Fiserv, Inc.	3.11%
2. Schlumberger Ltd.	3.10
3. Noble Energy, Inc.	2.78
4. Westinghouse Air Brake Technologies Corp.	2.68
5. UGI Corp.	2.65
6. Prologis, Inc.	2.60
7. Coca-Cola European Partners PLC	2.50
8. Elanco Animal Health, Inc.	2.39
9. Eastman Chemical Co.	2.37
10. T-Mobile US, Inc.	2.33

Total Net Assets	$247.0 million

Total Number of Holdings*	78

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2019.

Invesco V.I. Mid Cap Core Equity Fund

Airlines, UGI and Nordstrom. Spirit Airlines, a provider of ultra-low-cost airline fares, sold off during the third quarter. The company reported a spike in costs driven by poor execution from stretching its network too thin, runway construction at its Fort Lauderdale hub and the impact of Hurricane Dorian.

    Utility provider UGI was purchased during the second half of the year. During this time, however, the utilities sector performed poorly as so-called “bond proxies” were out of favor.

    Nordstrom was negatively impacted by general weakness across department store stocks, which challenged the consumer goods sector and broader market as commerce continued to shift online. We exited this holding before the close of the year.

    At the close of the year, we expected that in the short-term, the US economy would continue to show economic growth, albeit at a slower rate than experienced in 2018 and early 2019, driven by increased consumer confidence, fewer regulatory hurdles and technological innovation. However, we saw several warning signs on the horizon including less synchronized global growth, weakening transport volumes, poor ISM purchasing managers surveys and a recent flattening/inversion of the US Treasury yield curve. While a recession toward the end of 2020 would not surprise us, it was not our base case assumption at year-end.

    Please note that a new portfolio management team began managing the Fund on June 21, 2019.

    We thank you for your continued investment in Invesco V.I. Mid Cap Core Equity Fund.

1	Source: US Federal Reserve

2	Source: Bureau of Economic Analysis

Portfolio managers:

Raymond Anello - Lead

Joy Budzinski

Kristin Ketner

Magnus Krantz

Raman Vardharaj

Adam Weiner

Matthew Ziehl

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Mid Cap Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee

future results.

Average Annual Total Returns
As of 12/31/19

Series I Shares
Inception (9/10/01)	7.47%
10 Years	8.28
5 Years	6.80
1 Year	25.28

Series II Shares
Inception (9/10/01)	7.21%
10 Years	8.01
5 Years	6.54
1 Year	25.04

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.95% and 1.20%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.98% and 1.23%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Mid Cap Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any
contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2021. See current prospectus for more information.

Invesco V.I. Mid Cap Core Equity Fund

Invesco V.I. Mid Cap Core Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper VUF Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core variable insurance underlying funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Mid Cap Core Equity Fund

Schedule of Investments(a)

December 31, 2019

	Shares	Value
Common Stocks & Other Equity Interests–99.57%
Aerospace & Defense–2.08%
L3Harris Technologies, Inc.	25,981	$5,140,861

Airlines–1.40%
Spirit Airlines, Inc.(b)	86,022	3,467,547

Apparel Retail–1.21%
Burlington Stores, Inc.(b)	13,067	2,979,668

Application Software–1.63%
Q2 Holdings, Inc.(b)	17,191	1,393,846

Synopsys, Inc.(b)	18,953	2,638,258

		4,032,104

Auto Parts & Equipment–1.60%
Visteon Corp.(b)	45,755	3,961,925

Automotive Retail–0.60%
O’Reilly Automotive, Inc.(b)	3,409	1,494,028

Biotechnology–2.10%
Sarepta Therapeutics, Inc.(b)	9,009	1,162,521

Seattle Genetics, Inc.(b)	19,349	2,210,817

Vertex Pharmaceuticals, Inc.(b)	8,235	1,803,053

		5,176,391

Communications Equipment–1.50%
Motorola Solutions, Inc.	22,951	3,698,324

Construction Machinery & Heavy Trucks–2.68%
Westinghouse Air Brake Technologies Corp.	85,037	6,615,879

Consumer Finance–1.07%
Capital One Financial Corp.	25,734	2,648,286

Data Processing & Outsourced Services–3.11%
Fiserv, Inc.(b)	66,499	7,689,279

Distillers & Vintners–1.24%
Constellation Brands, Inc., Class A	16,192	3,072,432

Diversified Chemicals–2.37%
Eastman Chemical Co.	73,873	5,855,174

Diversified Support Services–0.89%
IAA, Inc.(b)	46,804	2,202,596

Electric Utilities–0.80%
PPL Corp.	55,300	1,984,164

Electronic Equipment & Instruments–1.30%
Keysight Technologies, Inc.(b)	31,260	3,208,214

Environmental & Facilities Services–1.11%
Republic Services, Inc.	30,562	2,739,272

	Shares	Value
Financial Exchanges & Data–0.74%
Tradeweb Markets, Inc., Class A	39,336	$1,823,224

Gas Utilities–2.65%
UGI Corp.	145,012	6,548,742

Gold–0.58%
Franco-Nevada Corp. (Canada)	13,805	1,426,057

Health Care Equipment–6.12%
Boston Scientific Corp.(b)	58,278	2,635,331

DexCom, Inc.(b)	11,336	2,479,637

IDEXX Laboratories, Inc.(b)	4,721	1,232,795

Intuitive Surgical, Inc.(b)	3,376	1,995,722

Teleflex, Inc.	3,378	1,271,614

Zimmer Biomet Holdings, Inc.	36,713	5,495,202

		15,110,301

Health Care Facilities–0.67%
HCA Healthcare, Inc.	11,224	1,659,019

Health Care Services–1.36%
Guardant Health, Inc.(b)	14,819	1,157,957

LHC Group, Inc.(b)	15,974	2,200,578

		3,358,535

Health Care Supplies–1.03%
Alcon, Inc. (Switzerland)(b)	45,120	2,552,438

Homebuilding–0.95%
D.R. Horton, Inc.	44,503	2,347,533

Human Resource & Employment Services–1.40%
Korn Ferry	81,811	3,468,786

Hypermarkets & Super Centers–1.44%
BJ’s Wholesale Club Holdings, Inc.(b)	156,451	3,557,696

Industrial Machinery–4.97%
Chart Industries, Inc.(b)	20,799	1,403,724

Ingersoll-Rand PLC	32,935	4,377,720

ITT, Inc.	43,494	3,214,642

Stanley Black & Decker, Inc.	19,850	3,289,939

		12,286,025

Industrial REITs–2.60%
Prologis, Inc.	72,047	6,422,270

Insurance Brokers–1.12%
Arthur J. Gallagher & Co.	29,071	2,768,431

Interactive Home Entertainment–0.95%
Zynga, Inc., Class A(b)	383,197	2,345,166

Investment Banking & Brokerage–0.67%
E*TRADE Financial Corp.	36,226	1,643,574

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

	Shares	Value
IT Consulting & Other Services–2.25%
Amdocs Ltd.	41,237	$2,976,899

KBR, Inc.	84,485	2,576,793

		5,553,692

Leisure Products–0.54%
Peloton Interactive, Inc., Class A(b)(c)	46,651	1,324,888

Life & Health Insurance–0.72%
Lincoln National Corp.	30,134	1,778,207

Managed Health Care–1.30%
Humana, Inc.	8,732	3,200,453

Multi-Utilities–2.85%
CMS Energy Corp.	16,483	1,035,792

Dominion Energy, Inc.	49,716	4,117,479

Public Service Enterprise Group, Inc.	31,739	1,874,188

		7,027,459

Office REITs–1.47%
SL Green Realty Corp.	39,452	3,624,850

Oil & Gas Equipment & Services–3.10%
Schlumberger Ltd.	190,352	7,652,150

Oil & Gas Exploration & Production–5.20%
Diamondback Energy, Inc.	47,061	4,370,084

Matador Resources Co.(b)	89,290	1,604,541

Noble Energy, Inc.	276,952	6,879,488

		12,854,113

Oil & Gas Storage & Transportation–2.04%
Magellan Midstream Partners L.P.	80,079	5,034,567

Packaged Foods & Meats–1.17%
Conagra Brands, Inc.	84,398	2,889,788

Pharmaceuticals–2.39%
Elanco Animal Health, Inc.(b)	200,262	5,897,716

Property & Casualty Insurance–0.87%
Fidelity National Financial, Inc.	47,637	2,160,338

Railroads–2.22%
Canadian Pacific Railway Ltd. (Canada)	21,461	5,471,482

Regional Banks–4.05%
East West Bancorp, Inc.	52,945	2,578,422

Huntington Bancshares, Inc.	74,905	1,129,567

Sterling Bancorp	95,377	2,010,547

SVB Financial Group(b)	7,804	1,959,116

TCF Financial Corp.	49,810	2,331,108

		10,008,760

Restaurants–2.01%
Wendy’s Co. (The)	223,382	4,961,314

	Shares	Value
Semiconductor Equipment–3.05%
Applied Materials, Inc.	61,781	$3,771,112

KLA Corp.	21,175	3,772,750

		7,543,862

Semiconductors–1.66%
Microchip Technology, Inc.	39,083	4,092,772

Soft Drinks–2.50%
Coca-Cola European Partners PLC (United Kingdom)	121,411	6,177,392

Specialized REITs–2.43%
EPR Properties	20,803	1,469,524

Lamar Advertising Co., Class A	23,568	2,103,679

Outfront Media, Inc.	90,162	2,418,145

		5,991,348

Specialty Stores–0.72%
Ulta Beauty, Inc.(b)	7,071	1,789,953

Trading Companies & Distributors–0.76%
Fastenal Co.	50,911	1,881,161

Wireless Telecommunication Services–2.33%
T-Mobile US, Inc.(b)	73,533	5,766,458

Total Common Stocks & Other Equity Interests (Cost $212,532,897)		245,966,664

Money Market Funds–1.08%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(d)	1,051,777	1,051,777

Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(d)	401,713	401,834

Invesco Treasury Portfolio, Institutional Class, 1.49%(d)	1,202,031	1,202,031

Total Money Market Funds (Cost $2,655,636)		2,655,642

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.65% (Cost $215,188,533)		248,622,306

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–0.36%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(d)(e)	674,953	674,953

Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(d)(e)	224,917	224,984

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $899,958)		899,937

TOTAL INVESTMENTS IN SECURITIES–101.01% (Cost $216,088,491)		249,522,243

OTHER ASSETS LESS LIABILITIES-(1.01)%		(2,505,841)

NET ASSETS–100.00%		$247,016,402

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2019.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in securities, at value (Cost $ 212,532,897)*	$245,966,664

Investments in affiliated money market funds, at value (Cost $3,555,594)	3,555,579

Cash	2,326,922

Receivable for:
Investments sold	1,235,095

Fund shares sold	12,779

Dividends	327,306

Investment for trustee deferred compensation and retirement plans	126,301

Total assets	253,550,646

Liabilities:
Payable for:
Investments purchased	4,162,486

Fund shares reacquired	1,138,143

Collateral upon return of securities loaned	899,958

Accrued fees to affiliates	152,513

Accrued other operating expenses	45,014

Trustee deferred compensation and retirement plans	136,130

Total liabilities	6,534,244

Net assets applicable to shares outstanding	$247,016,402

Net assets consist of:

Shares of beneficial interest	$167,461,127

Distributable earnings	79,555,275

$247,016,402

Net Assets:
Series I	$157,959,388

Series II	$89,057,014

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	12,968,112

Series II	7,499,519

Series I:
Net asset value per share	$12.18

Series II:
Net asset value per share	$11.88

*	At December 31, 2019, securities with an aggregate value of $882,120 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2019

Investment income:
Dividends (net of foreign withholding taxes of $24,792)	$3,252,730

Dividends from affiliated money market funds (includes securities lending income of $7,470)	670,458

Total investment income	3,923,188

Expenses:
Advisory fees	1,742,463

Administrative services fees	395,603

Custodian fees	5,759

Distribution fees - Series II	207,918

Transfer agent fees	37,558

Trustees’ and officers’ fees and benefits	21,744

Reports to shareholders	6,770

Professional services fees	50,021

Other	4,422

Total expenses	2,472,258

Less: Fees waived	(36,831)

Net expenses	2,435,427

Net investment income	1,487,761

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $240,609)	45,992,857

Foreign currencies	(656)

45,992,201

Change in net unrealized appreciation of:
Investment securities	5,911,870

Foreign currencies	151

5,912,021

Net realized and unrealized gain	51,904,222

Net increase in net assets resulting from operations	$53,391,983

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018

Operations:
Net investment income	$1,487,761	$999,300

Net realized gain	45,992,201	26,580,216

Change in net unrealized appreciation (depreciation)	5,912,021	(58,167,791)

Net increase (decrease) in net assets resulting from operations	53,391,983	(30,588,275)

Distributions to shareholders from distributable earnings:
Series I	(17,475,575)	(25,354,121)

Series II	(9,551,503)	(12,182,243)

Total distributions from distributable earnings	(27,027,078)	(37,536,364)

Share transactions–net:
Series I	(7,906,038)	350,737

Series II	8,650,685	(45,715,623)

Net increase (decrease) in net assets resulting from share transactions	744,647	(45,364,886)

Net increase (decrease) in net assets	27,109,552	(113,489,525)

Net assets:
Beginning of year	219,906,850	333,396,375

End of year	$247,016,402	$219,906,850

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/19	$10.97	$0.09	$2.57	$2.66	$(0.06)	$(1.39)	$(1.45)	$12.18	25.28%	$157,959	0.93	%(d)	0.94	%(d)	0.70	%(d)	114%
Year ended 12/31/18	14.41	0.06	(1.39)	(1.33)	(0.07)	(2.04)	(2.11)	10.97	(11.35)	148,078	0.91		0.94		0.46		27
Year ended 12/31/17	12.87	0.05	1.85	1.90	(0.07)	(0.29)	(0.36)	14.41	14.92	192,277	0.94		0.96		0.37		45
Year ended 12/31/16	12.12	0.07	1.54	1.61	(0.01)	(0.85)	(0.86)	12.87	13.43	195,464	0.98		1.00		0.57		29
Year ended 12/31/15	14.06	0.02	(0.58)	(0.56)	(0.05)	(1.33)	(1.38)	12.12	(4.03)	201,685	1.01		1.03		0.17		44
Series II
Year ended 12/31/19	10.72	0.05	2.53	2.58	(0.03)	(1.39)	(1.42)	11.88	25.04	89,057	1.18	(d)	1.19	(d)	0.45	(d)	114
Year ended 12/31/18	14.11	0.03	(1.36)	(1.33)	(0.02)	(2.04)	(2.06)	10.72	(11.60)	71,829	1.16		1.19		0.21		27
Year ended 12/31/17	12.61	0.02	1.81	1.83	(0.04)	(0.29)	(0.33)	14.11	14.65	141,120	1.19		1.21		0.12		45
Year ended 12/31/16	11.91	0.04	1.51	1.55	-	(0.85)	(0.85)	12.61	13.16	130,118	1.23		1.25		0.32		29
Year ended 12/31/15	13.84	(0.01)	(0.57)	(0.58)	(0.02)	(1.33)	(1.35)	11.91	(4.28)	118,276	1.26		1.28		(0.08)		44

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $157,183 and $83,157 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Notes to Financial Statements

December 31, 2019

NOTE 1 – Significant Accounting Policies

Invesco V.I. Mid Cap Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Invesco V.I. Mid Cap Core Equity Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security.

Invesco V.I. Mid Cap Core Equity Fund

Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.725%

Next $500 million	0.700%

Next $500 million	0.675%

Over $1.5 billion	0.650%

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.725%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend

Invesco V.I. Mid Cap Core Equity Fund

expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $36,831.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $34,184 for accounting and fund administrative services and was reimbursed $361,419 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2019, the Fund incurred $216 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2019, the Fund engaged in securities purchases of $6,101,712 and securities sales of $3,169,164, which resulted in net realized gains of $240,609.

Invesco V.I. Mid Cap Core Equity Fund

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018

Ordinary income	$944,716	$978,585

Long-term capital gain	26,082,362	36,557,779

Total distributions	$27,027,078	$37,536,364

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$1,478,403

Undistributed long-term capital gain	44,893,335

Net unrealized appreciation - investments	33,287,707

Net unrealized appreciation - foreign currencies	96

Temporary book/tax differences	(104,266)

Shares of beneficial interest	167,461,127

Total net assets	$247,016,402

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $268,645,725 and $240,773,523, respectively. Cost of

Invesco V.I. Mid Cap Core Equity Fund

investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$36,828,213

Aggregate unrealized (depreciation) of investments	(3,540,506)

Net unrealized appreciation of investments	$33,287,707

Cost of investments for tax purposes is $216,234,536.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2019, undistributed net investment income was decreased by $657 and undistributed net realized gain was increased by $657. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended December 31, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount

Sold:
Series I	261,011	$3,199,054	300,113	$3,835,156

Series II	1,214,662	14,406,495	740,161	9,893,417

Issued as reinvestment of dividends:
Series I	1,542,416	17,475,575	1,976,159	25,354,119

Series II	864,389	9,551,503	970,697	12,182,244

Reacquired:
Series I	(2,338,334)	(28,580,667)	(2,114,524)	(28,838,538)

Series II	(1,281,486)	(15,307,313)	(5,009,103)	(67,791,284)

Net increase (decrease) in share activity	262,658	$744,647	(3,136,497)	$(45,364,886)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 72% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Mid Cap Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Mid Cap Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Mid Cap Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Mid Cap Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,086.40	$4.94	$1,020.47	$4.79	0.94%
Series II	1,000.00	1,085.40	6.26	1,019.21	6.06	1.19

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Mid Cap Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$26,082,362
Qualified Business Income*	0.02%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc. Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.	N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Mid Cap Core Equity Fund

Annual Report to Shareholders	December 31, 2019
Invesco V.I. Mid Cap Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VIMCG-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2019, Series I shares of Invesco V.I. Mid Cap Growth Fund (the Fund) underperformed the Russell Midcap Growth Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	34.34%
Series II Shares	34.00
S&P 500 Index▼ (Broad Market Index)	31.49
Russell Midcap Growth Index▼ (Style-Specific Index)	35.47
Lipper VUF Mid-Cap Growth Funds Index∎ (Peer Group Index)	35.06
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Equity markets rallied in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and indication that the US Federal Reserve (the Fed) would not raise interest rates in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019.1 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. Risk assets surged higher as a result of a delay in the Brexit agreement until January 2020, optimism that phase one of a US-China trade deal would be completed and better-than-expected third-quarter corporate earnings results. The US economy rose higher than expected, at 2.1% during the third quarter of 2019.2 During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

  During the year, the Fund produced a strong, double-digit return but slightly underperformed its style-specific benchmark. Stock selection in the health care, consumer discretionary and financials sectors was a key detractor from the Fund’s performance relative to the style-specific benchmark. This performance was partially offset by stronger stock selection in the industrials, information technology (IT) and communication services sectors, which contributed to the Fund’s relative performance.

  Key individual detractors from the Fund’s absolute performance for the year included Tractor Supply, LivaNova and Aerie Pharmaceuticals. Tractor Supply is a rural lifestyle retailer that provides home improvement, agriculture, lawn and garden maintenance, livestock, equine and pet care products. Shares of the company declined as concerns around profit margin trends weighed on investor sentiment. LivaNova, a global medical technology company, and Aerie Pharmaceuticals, a leading ophthalmic pharmaceuticals company, both under-performed during the first half of 2019. As such, we exited our positions in both companies before the close of the year.

  Key individual contributors to the Fund’s absolute performance included CoStar Group, ServiceNow and Dexcom. CoStar provides information, analytics and marketing services to the commercial real estate industry. The company experienced robust organic growth across its segments and saw an increase in its profit margins. Service-Now, a provider of IT services for enterprises, experienced strong billings and

Portfolio Composition
By sector	% of total net assets

Information Technology	29.69%
Industrials	20.69
Health Care	14.78
Consumer Discretionary	13.96
Financials	7.34
Communication Services	3.59
Real Estate	3.49
Materials	3.19
Consumer Staples	2.09
Energy	0.45
Money Market Funds Plus Other Assets Less Liabilities	0.73

Top 10 Equity Holdings*
% of total net assets

1. O’Reilly Automotive, Inc.	2.26%
2. KLA Corp.	2.11
3. DexCom, Inc.	2.07
4. Synopsys, Inc.	1.98
5. Lam Research Corp.	1.92
6. RingCentral, Inc., Class A	1.90
7. TransDigm Group, Inc.	1.89
8. Pool Corp.	1.87
9. CDW Corp.	1.82
10. CoStar Group, Inc.	1.79

Total Net Assets	$225.4 million

Total Number of Holdings*	92

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2019.

Invesco V.I. Mid Cap Growth Fund

provided guidance early in the year for future subscription revenue that was above consensus estimates, which drove the stock higher. We exited our position in the company before the close of the year. Dexcom, a medical device company, reported strong earnings throughout the year and saw an accelerated demand for its continuous glucose monitoring systems.

At the close of the year, we expected the US economy to generate about 2.5% growth in 2020, in line with the 2.4% experienced in 2019 and representing the 11th consecutive year of growth.1 A stable Fed monetary policy, along with the resolution of uncertainties regarding trade disputes, Brexit, the annual federal budget and US presidential impeachment all support the case for sustaining this long expansion. Meanwhile, interest rates and inflation remained low by historical standards and we believe corporate earnings may regain some vigor after a tough stretch in recent quarters. In our view, equity valuations remained relatively high but also appear reasonable when placed in context of the favorable macroeconomic environment. At the end of the year, our opportunity set of premier growth companies remained compelling in our opinion, and we believe stock selection can continue to drive the Fund’s relative performance.

Please note that a new portfolio management team began managing the Fund on June 21, 2019.

We thank you for your commitment to Invesco V.I. Mid Cap Growth Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: Bureau of Economic Analysis

Portfolio managers:

Justin Livengood

Ronald Zibeli, Jr.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Mid Cap Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/19

Series I Shares
10 Years	11.71%
5 Years	9.64
1 Year	34.34

Series II Shares
Inception (9/25/00)	2.71%
10 Years	11.48
5 Years	9.38
1 Year	34.00

Effective June 1, 2010, Class II shares of the predecessor fund, Van Kampen Life Investment Trust Mid Cap Growth Portfolio, advised by Van Kampen Asset Management were reorganized into Series II shares, of Invesco Van Kampen V.I. Mid Cap Growth Fund (renamed Invesco V.I. Mid Cap Growth Fund on April 29, 2013). Returns shown above, prior to June 1, 2010, for Series II shares are blended returns of the predecessor fund and Invesco V.I. Mid Cap Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.

Series I shares incepted on June 1, 2010. Series I share performance shown prior to that date is that of the predecessor fund’s Class II shares and includes the 12b-1 fees applicable to the predecessor fund’s Class II shares.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.00% and 1.25%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. Mid Cap Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Mid Cap Growth Fund

Invesco V.I. Mid Cap Growth Fund’s investment objective is to seek capital growth.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper VUF Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Mid Cap Growth Fund

Schedule of Investments(a)

December 31, 2019

	Shares	Value

Common Stocks & Other Equity Interests–99.27%

Aerospace & Defense–3.10%

HEICO Corp.	23,779	$2,714,373

TransDigm Group, Inc.	7,621	4,267,760

		6,982,133

Apparel Retail–0.80%

Burlington Stores, Inc.(b)	7,868	1,794,140

Apparel, Accessories & Luxury Goods–1.79%

Lululemon Athletica, Inc.(b)	17,398	4,030,595

Application Software–10.04%

ANSYS, Inc.(b)	8,131	2,093,001

Aspen Technology, Inc.(b)	12,983	1,570,034

Atlassian Corp. PLC, Class A(b)	21,249	2,557,105

Coupa Software, Inc.(b)	12,580	1,839,825

Paycom Software, Inc.(b)	7,056	1,868,147

RingCentral, Inc., Class A(b)	25,398	4,283,881

Splunk, Inc.(b)	14,834	2,221,688

Synopsys, Inc.(b)	32,137	4,473,470

Trade Desk, Inc. (The), Class A(b)	6,666	1,731,693

		22,638,844

Asset Management & Custody Banks–0.74%

KKR & Co., Inc., Class A	57,040	1,663,857

Auto Parts & Equipment–0.72%

Aptiv PLC	17,097	1,623,702

Automotive Retail–2.92%

CarMax, Inc.(b)	16,981	1,488,725

O’Reilly Automotive, Inc.(b)	11,624	5,094,334

		6,583,059

Biotechnology–0.50%

Seattle Genetics, Inc.(b)	9,779	1,117,349

Building Products–0.94%

Masco Corp.	44,127	2,117,655

Cable & Satellite–0.97%

Cable One, Inc.	1,469	2,186,562

Communications Equipment–1.26%

Motorola Solutions, Inc.	17,569	2,831,069

Construction Materials–0.94%

Martin Marietta Materials, Inc.	7,588	2,121,908

Consumer Electronics–0.52%

Garmin Ltd.	12,051	1,175,696

Data Processing & Outsourced Services–3.30%

Euronet Worldwide, Inc.(b)	14,178	2,233,886

	Shares	Value

Data Processing & Outsourced Services–(continued)

Global Payments, Inc.	16,385	$2,991,320

WEX, Inc.(b)	10,602	2,220,695

		7,445,901

Distributors–1.87%

Pool Corp.	19,887	4,223,601

Diversified Chemicals–0.37%

Huntsman Corp.	34,344	829,751

Diversified Support Services–2.82%

Cintas Corp.	12,788	3,440,995

Copart, Inc.(b)	32,148	2,923,539

		6,364,534

Education Services–1.22%

Bright Horizons Family Solutions, Inc.(b)	18,348	2,757,521

Electrical Components & Equipment–1.19%

AMETEK, Inc.	27,004	2,693,379

Electronic Equipment & Instruments–1.77%

Keysight Technologies, Inc.(b)	38,814	3,983,481

Environmental & Facilities Services–1.93%

Clean Harbors, Inc.(b)	13,333	1,143,305

Republic Services, Inc.	35,891	3,216,910

		4,360,215

Fertilizers & Agricultural Chemicals–0.61%

FMC Corp.	13,828	1,380,311

Financial Exchanges & Data–3.20%

MarketAxess Holdings, Inc.	5,179	1,963,411

MSCI, Inc.	15,545	4,013,408

Tradeweb Markets, Inc., Class A	26,510	1,228,738

		7,205,557

Health Care Equipment–7.91%

DexCom, Inc.(b)	21,302	4,659,599

Edwards Lifesciences Corp.(b)	12,120	2,827,475

IDEXX Laboratories, Inc.(b)	8,712	2,274,965

Masimo Corp.(b)	15,140	2,393,028

Novocure Ltd.(b)	12,258	1,032,982

STERIS PLC	16,574	2,526,209

Teleflex, Inc.	5,604	2,109,570

		17,823,828

Health Care Supplies–1.52%

Cooper Cos., Inc. (The)	3,619	1,162,749

West Pharmaceutical Services, Inc.	15,025	2,258,708

		3,421,457

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

	Shares	Value

Health Care Technology–0.74%

Veeva Systems, Inc., Class A(b)	11,906	$1,674,698

Hotels, Resorts & Cruise Lines–0.87%

Hilton Worldwide Holdings, Inc.	17,632	1,955,565

Industrial Conglomerates–2.75%

Carlisle Cos., Inc.	13,751	2,225,462

Roper Technologies, Inc.	11,219	3,974,106

		6,199,568

Industrial Machinery–1.63%

IDEX Corp.	14,882	2,559,704

Nordson Corp.	6,836	1,113,174

		3,672,878

Industrial REITs–0.46%

Americold Realty Trust	29,764	1,043,526

Insurance Brokers–1.25%

Arthur J. Gallagher & Co.	29,525	2,811,666

Interactive Media & Services–1.11%

IAC/InterActiveCorp.(b)	10,020	2,496,082

Internet Services & Infrastructure–0.75%

Twilio, Inc., Class A(b)	17,229	1,693,266

Investment Banking & Brokerage–1.06%

LPL Financial Holdings, Inc.	25,815	2,381,434

IT Consulting & Other Services–2.11%

Booz Allen Hamilton Holding Corp.	37,830	2,690,848

EPAM Systems, Inc.(b)	9,705	2,059,013

		4,749,861

Leisure Facilities–0.77%

Planet Fitness, Inc., Class A(b)	23,368	1,745,122

Life Sciences Tools & Services–4.12%

Bio-Rad Laboratories, Inc., Class A(b)	5,715	2,114,721

Bio-Techne Corp.	8,211	1,802,397

ICON PLC (Ireland)(b)	14,856	2,558,649

IQVIA Holdings, Inc.(b)	18,132	2,801,575

		9,277,342

Metal & Glass Containers–0.75%

Ball Corp.	26,256	1,697,976

Movies & Entertainment–1.51%

Live Nation Entertainment, Inc.(b)	34,473	2,463,785

Roku, Inc.(b)	7,034	941,853

		3,405,638

Office REITs–0.87%

Alexandria Real Estate Equities, Inc.	12,106	1,956,087

Oil & Gas Storage & Transportation–0.45%

Cheniere Energy, Inc.(b)	16,707	1,020,296

	Shares	Value

Packaged Foods & Meats–2.09%

McCormick & Co., Inc.	16,722	$2,838,225

Simply Good Foods Co. (The)(b)	26,311	750,916

Tyson Foods, Inc., Class A	12,408	1,129,624

		4,718,765

Paper Packaging–0.51%

Avery Dennison Corp.	8,844	1,156,972

Railroads–1.16%

Kansas City Southern	17,026	2,607,702

Real Estate Services–1.14%

CBRE Group, Inc., Class A(b)	42,108	2,580,799

Regional Banks–1.10%

First Republic Bank	21,071	2,474,789

Research & Consulting Services–4.24%

CoStar Group, Inc.(b)	6,737	4,030,747

IHS Markit Ltd.(b)	30,674	2,311,286

TransUnion	37,515	3,211,659

		9,553,692

Restaurants–1.48%

Chipotle Mexican Grill, Inc.(b)	3,987	3,337,558

Semiconductor Equipment–4.03%

KLA Corp.	26,671	4,751,972

Lam Research Corp.	14,824	4,334,538

		9,086,510

Semiconductors–4.61%

Advanced Micro Devices, Inc.(b)	80,652	3,698,700

Marvell Technology Group Ltd.	80,123	2,128,067

Monolithic Power Systems, Inc.	16,136	2,872,531

NXP Semiconductors N.V. (Netherlands)	13,342	1,697,903

		10,397,201

Specialized REITs–1.01%

SBA Communications Corp., Class A	9,470	2,282,175

Specialty Stores–1.00%

Tractor Supply Co.	24,146	2,256,202

Technology Distributors–1.82%

CDW Corp.	28,760	4,108,078

Trucking–0.93%

Old Dominion Freight Line, Inc.	10,998	2,087,200

Total Common Stocks & Other Equity Interests (Cost $188,161,551)		223,784,753

Money Market Funds–0.73%

Invesco Government & Agency Portfolio, Institutional Class, 1.50%(c)	632,628	632,628

Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(c)	289,675	289,762

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

	Shares	Value

Invesco Treasury Portfolio, Institutional Class, 1.49%(c)	723,003	$723,003

Total Money Market Funds (Cost $1,645,393)		1,645,393

TOTAL INVESTMENTS IN SECURITIES–100.00% (Cost $189,806,944)		225,430,146

OTHER ASSETS LESS LIABILITIES–(0.00)%		(3,022)

NET ASSETS–100.00%		$225,427,124

Investment Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:

Investments in securities, at value (Cost $ 188,161,551)	$223,784,753

Investments in affiliated money market funds, at value (Cost $ 1,645,393)	1,645,393

Receivable for:
Investments sold	832,868

Fund shares sold	21,925

Dividends	350,608

Investment for trustee deferred compensation and retirement plans	124,895

Total assets	226,760,442

Liabilities:

Payable for:
Investments purchased	717,377

Fund shares reacquired	186,885

Amount due custodian	105,244

Accrued fees to affiliates	158,130

Accrued other operating expenses	32,443

Trustee deferred compensation and retirement plans	133,239

Total liabilities	1,333,318

Net assets applicable to shares outstanding	$225,427,124

Net assets consist of:

Shares of beneficial interest	$144,575,847

Distributable earnings	80,851,277

$225,427,124

Net Assets:

Series I	$106,960,873

Series II	$118,466,251

Shares outstanding, no par value, with an unlimited number of shares authorized:

Series I	19,591,036

Series II	22,306,972

Series I:
Net asset value per share	$5.46

Series II:
Net asset value per share	$5.31

Statement of Operations

For the year ended December 31, 2019

Investment income:

Dividends (net of foreign withholding taxes of $5,397)	$1,768,103

Dividends from affiliated money market funds (includes securities lending income of $13,248)	74,245

Total investment income	1,842,348

Expenses:

Advisory fees	1,633,947

Administrative services fees	355,060

Custodian fees	5,753

Distribution fees - Series II	282,726

Transfer agent fees	45,504

Trustees’ and officers’ fees and benefits	21,376

Reports to shareholders	7,413

Professional services fees	41,290

Other	4,057

Total expenses	2,397,126

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(3,191)

Net expenses	2,393,935

Net investment income (loss)	(551,587)

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $605,290)	48,152,599

Foreign currencies	(556)

48,152,043

Change in net unrealized appreciation (depreciation) of:
Investment securities	13,601,011

Foreign currencies	(187)

13,600,824

Net realized and unrealized gain	61,752,867

Net increase in net assets resulting from operations	$61,201,280

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018

Operations:
Net investment income (loss)	$(551,587)	$(1,121,299)

Net realized gain	48,152,043	32,029,158

Change in net unrealized appreciation (depreciation)	13,600,824	(40,227,712)

Net increase (decrease) in net assets resulting from operations	61,201,280	(9,319,853)

Distributions to shareholders from distributable earnings:

Series I	(15,327,683)	(11,710,806)

Series II	(17,108,194)	(12,842,411)

Total distributions from distributable earnings	(32,435,877)	(24,553,217)

Share transactions–net:

Series I	861,000	(1,294,488)

Series II	12,504,595	(13,180,099)

Net increase (decrease) in net assets resulting from share transactions	13,365,595	(14,474,587)

Net increase (decrease) in net assets	42,130,998	(48,347,657)

Net assets:
Beginning of year	183,296,126	231,643,783

End of year	$225,427,124	$183,296,126

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
									expenses		expenses
			Net gains						to average		to average net		Ratio of net
			(losses)						net assets		assets without		investment
	Net asset	Net	on securities		Distributions				with fee waivers		fee waivers		income
	value,	investment	(both	Total from	from net	Net asset		Net assets,	and/or		and/or		(loss)
	beginning	income	realized and	investment	realized	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	gains	of period	return (b)	(000’s omitted)	absorbed		absorbed		net assets		turnover (c)
Series I
Year ended 12/31/19	$4.77	$(0.01)	$1.59	$1.58	$(0.89)	$5.46	34.34%	$106,961	0.97	%(d)	0.97	%(d)	(0.12	)%(d)	122%
Year ended 12/31/18	5.62	(0.02)	(0.18)	(0.20)	(0.65)	4.77	(5.58)	91,501	1.00		1.00		(0.37)		57
Year ended 12/31/17	4.89	(0.02)	1.10	1.08	(0.35)	5.62	22.49	109,197	1.00		1.00		(0.34)		46
Year ended 12/31/16	5.38	(0.02)	0.07	0.05	(0.54)	4.89	0.76	97,444	1.03		1.03		(0.39)		60
Year ended 12/31/15	5.78	(0.02)	0.08	0.06	(0.46)	5.38	1.21	103,632	1.07		1.07		(0.33)		62
Series II
Year ended 12/31/19	4.67	(0.02)	1.55	1.53	(0.89)	5.31	34.00	118,466	1.22	(d)	1.22	(d)	(0.37	)(d)	122
Year ended 12/31/18	5.53	(0.03)	(0.18)	(0.21)	(0.65)	4.67	(5.87)	91,795	1.25		1.25		(0.62)		57
Year ended 12/31/17	4.83	(0.03)	1.08	1.05	(0.35)	5.53	22.14	122,447	1.25		1.25		(0.59)		46
Year ended 12/31/16	5.33	(0.03)	0.07	0.04	(0.54)	4.83	0.57	114,282	1.28		1.28		(0.64)		60
Year ended 12/31/15	5.74	(0.03)	0.08	0.05	(0.46)	5.33	1.04	158,684	1.32		1.32		(0.58)		62

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $104,733 and $113,126 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco V.I. Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Invesco V.I. Mid Cap Growth Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the

Invesco V.I. Mid Cap Growth Fund

collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks – Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.750%

Next $500 million	0.700%

Over $1 billion	0.650%

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $3,191.

Invesco V.I. Mid Cap Growth Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $30,911 for accounting and fund administrative services and was reimbursed $324,149 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2019, the Fund incurred $1,165 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$223,784,753	$-	$-	$223,784,753

Money Market Funds	1,645,393	-	-	1,645,393

Total Investments	$225,430,146	$-	$-	$225,430,146

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2019, the Fund engaged in securities purchases of $7,395,590 and securities sales of $2,999,451, which resulted in net realized gains of $605,290.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former

Invesco V.I. Mid Cap Growth Fund

Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018

Long-term capital gain	$32,435,877	$24,553,217

Tax Components of Net Assets at Period-End:

2019

Undistributed long-term capital gain	$45,482,421

Net unrealized appreciation – investments	35,471,980

Temporary book/tax differences	(103,124)

Shares of beneficial interest	144,575,847

Total net assets	$225,427,124

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $261,472,493 and $281,691,510, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$37,401,580

Aggregate unrealized (depreciation) of investments	(1,929,600)

Net unrealized appreciation of investments	$35,471,980

Cost of investments for tax purposes is $189,958,166.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2019, undistributed net investment income (loss) was increased by $554,035, undistributed net realized gain was increased by $556 and shares of beneficial interest was decreased by $554,591. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Mid Cap Growth Fund

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2019(a)		December 31, 2018

	Shares	Amount	Shares	Amount

Sold:

Series I	1,676,924	$9,326,165	1,634,000	$9,588,108

Series II	3,129,705	16,917,490	1,697,932	9,678,387

Issued as reinvestment of dividends:

Series I	3,005,428	15,327,683	2,026,091	11,710,806

Series II	3,449,233	17,108,194	2,264,976	12,842,411

Reacquired:

Series I	(4,258,394)	(23,792,848)	(3,918,877)	(22,593,402)

Series II	(3,908,716)	(21,521,089)	(6,472,581)	(35,700,897)

Net increase (decrease) in share activity	3,094,180	$13,365,595	(2,768,459)	$(14,474,587)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 55% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11–Significant Event

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (the “Acquiring Fund”).

The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2020. The reorganization is expected to be consummated shortly thereafter. Upon closing of the reorganization, shareholders of the Fund will receive shares of the Acquiring Fund in exchange for their shares of the Fund, and the Fund will liquidate and cease operations.

Invesco V.I. Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Mid Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Mid Cap Growth Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,073.40	$5.07	$1,020.32	$4.94	0.97%
Series II	1,000.00	1,071.60	6.37	1,019.06	6.21	1.22

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Mid Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$32,435,877
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

                *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Mid Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Invesco V.I. Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Invesco V.I. Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer - Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Invesco V.I. Mid Cap Growth Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Mid Cap Growth Fund

Annual Report to Shareholders	December 31, 2019

Invesco V.I. S&P 500 Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

    If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

    You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Invesco Distributors, Inc.	MS-VISPI-AR-1

Management’s Discussion of Fund Performance

Performance summary
For the year ended December 31, 2019, Series I shares of Invesco V.I. S&P 500 Index Fund (the Fund) underperformed the S&P 500 Index, the Fund’s broad market/style-specific benchmark.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 12/31/18 to 12/31/19, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	30.90%
Series II Shares	30.62
S&P 500 Index▼ (Broad Market/Style-Specific Index)	31.49
Lipper VUF S&P 500 Funds Index∎ (Peer Group Index)	31.20
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Equity markets rallied in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and indication that the US Federal Reserve (the Fed) would not raise interest rates in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

    Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

    Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019.1 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

    Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. Risk assets surged higher as a result of a delay in the Brexit agreement until January 2020, optimism that phase one of a US-China trade deal would be completed and better-than-expected third-quarter corporate earnings results. The US economy rose higher than expected, at 2.1% during the third quarter of 2019.2 During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

    Invesco V.I. S&P 500 Index Fund invests in stocks in approximately the same proportion as they are represented in the S&P 500 Index. While all sectors contributed to the Fund’s overall performance during the year, information technology (IT), financials and communication services stocks were the most significant contributors. Stocks in the energy, health care and materials sectors delivered positive absolute performance but lagged the Fund’s overall performance for the year.

    The largest contributor to overall Fund performance for the year was Apple. Despite slower growth in iPhone sales, Apple delivered higher-than-expected revenue from its watches, iPads and other services. Microsoft, the largest position in the Fund’s portfolio, was another strong contributor. The company benefited from increased demand for its cloud-based services and other products. In addition, Facebook, which has been under regulatory scrutiny due to privacy concerns, delivered a 30% increase in revenue over the year and announced that 2.2 billion unique visits to either its website, Instagram, Messenger or WhatsApp sites occurred daily. Amazon.com was another top contributor although its shares underperformed peers due antitrust concerns. JP Morgan Chase was another key contributor.

    Pharmaceutical company Pfizer was the largest detractor from overall Fund performance for the year. After Pfizer announced a corporate spinoff, investors were concerned over the valuation of its

Portfolio Composition
By sector	% of total net assets

Information Technology	23.57%
Health Care	14.44
Financials	13.16
Communication Services	10.56
Consumer Discretionary	9.92
Industrials	9.20
Consumer Staples	7.32
Energy	4.42
Utilities	3.37
Real Estate	2.97
Materials	2.70
Money Market Funds Plus Other
Assets Less Liabilities	(1.63)

Top 10 Equity Holdings*
% of total net assets

1. Apple, Inc.	4.66%
2. Microsoft Corp.	4.57
3. Amazon.com, Inc.	2.92
4. Facebook, Inc., Class A	1.88
5. Berkshire Hathaway, Inc., Class B	1.68
6. JPMorgan Chase & Co.	1.66
7. Alphabet, Inc., Class A	1.52
8. Alphabet, Inc., Class C	1.52
9. Johnson & Johnson	1.46
10.Visa, Inc., Class A	1.22

Total Net Assets	$89.6 million

Total Number of Holdings*	505

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2019.

Invesco V.I. S&P 500 Index Fund

current business. During the year, Occidental Petroleum purchased Anadarko Petroleum at a valuation that investors feared was too high, which subsequently drove shares lower. Shares of utility provider PG&E fell over 70% as liabilities mounted from wildfires in the California region. DuPont de Nemours and Walgreens Boots Alliance were also key detractors. In January, Teleflex replaced PG&E in the S&P 500 Index. As such, we made the same adjustment to the Fund’s positioning before the close of the fiscal year.

    Please note, the Fund’s strategy is principally implemented through equity investments, but the Fund may also use S&P 500 futures contracts, which are derivative instruments used to gain exposure to the equity market. During the year, the Fund invested in S&P 500 futures contracts, which generated a negative return and detracted from absolute Fund performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We welcome new investors who joined the Fund during the year and thank you for your investment in Invesco V.I. S&P 500 Index Fund.

1 Source: US Federal Reserve

2 Source: Bureau of Economic Analysis

Portfolio managers:

Anthony Munchak

Glen Murphy

Francis Orlando

Daniel Tsai

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. S&P 500 Index Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.

Past performance cannot guarantee

future results.

Average Annual Total Returns
As of 12/31/19

Series I Shares
Inception (5/18/98)	6.74%
10 Years	13.16
5 Years	11.22
1 Year	30.90

Series II Shares
Inception (6/5/00)	5.56%
10 Years	12.88
5 Years	10.95
1 Year	30.62

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Variable Investment S&P 500 Index Portfolio advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. S&P 500 Index Fund. Returns shown above, prior to June 1, 2010, for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. S&P 500 Index Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.51% and 0.76%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. S&P 500 Index Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. S&P 500 Index Fund

Invesco V.I. S&P 500 Index Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s® 500 Composite Stock Price Index.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Lipper VUF S&P 500 Funds Index is an unmanaged index considered representative of S&P 500 variable insurance underlying funds tracked by Lipper.
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. S&P 500 Index Fund

Schedule of Investments(a)

December 31, 2019

	Shares	Value
Common Stocks & Other Equity Interests-101.63%
Advertising-0.10%
Interpublic Group of Cos., Inc. (The)	1,299	$30,007

Omnicom Group, Inc.	736	59,631

		89,638

Aerospace & Defense-2.48%
Arconic, Inc.	1,338	41,170

Boeing Co. (The)	1,818	592,232

General Dynamics Corp.	797	140,551

Huntington Ingalls Industries, Inc.	142	35,625

L3Harris Technologies, Inc.	755	149,392

Lockheed Martin Corp.	844	328,637

Northrop Grumman Corp.	532	182,992

Raytheon Co.	947	208,094

Textron, Inc.	795	35,457

TransDigm Group, Inc.	169	94,640

United Technologies Corp.	2,760	413,337

		2,222,127

Agricultural & Farm Machinery-0.21%
Deere & Co.	1,066	184,695

Agricultural Products-0.10%
Archer-Daniels-Midland Co.	1,886	87,416

Air Freight & Logistics-0.54%
C.H. Robinson Worldwide, Inc.	469	36,676

Expeditors International of Washington, Inc.	577	45,018

FedEx Corp.	812	122,782

United Parcel Service, Inc., Class B	2,383	278,954

		483,430

Airlines-0.37%
Alaska Air Group, Inc.	416	28,184

American Airlines Group, Inc.	1,342	38,488

Delta Air Lines, Inc.	1,960	114,621

Southwest Airlines Co.	1,611	86,962

United Airlines Holdings, Inc.(b)	747	65,803

		334,058

Alternative Carriers-0.05%
CenturyLink, Inc.	3,292	43,487

Apparel Retail-0.47%
Gap, Inc. (The)	761	13,454

L Brands, Inc.	833	15,094

Ross Stores, Inc.	1,234	143,662

TJX Cos., Inc. (The)	4,125	251,873

		424,083

	Shares	Value
Apparel, Accessories & Luxury Goods-0.28%
Capri Holdings Ltd.(b)	512	$19,533

Hanesbrands, Inc.	1,228	18,236

PVH Corp.	257	27,024

Ralph Lauren Corp.	174	20,396

Tapestry, Inc.	938	25,298

Under Armour, Inc., Class A(b)	669	14,450

Under Armour, Inc., Class C(b)	671	12,870

VF Corp.	1,105	110,124

		247,931

Application Software-1.85%
Adobe, Inc.(b)	1,644	542,208

ANSYS, Inc.(b)	288	74,134

Autodesk, Inc.(b)	748	137,228

Cadence Design Systems, Inc.(b)	948	65,753

Citrix Systems, Inc.	416	46,135

Intuit, Inc.	885	231,808

salesforce.com, inc.(b)	3,022	491,498

Synopsys, Inc.(b)	515	71,688

		1,660,452

Asset Management & Custody Banks-0.82%
Ameriprise Financial, Inc.	430	71,629

Bank of New York Mellon Corp. (The)	2,855	143,692

BlackRock, Inc.	401	201,583

Franklin Resources, Inc.	974	25,305

Invesco Ltd.(c)	1,219	21,918

Northern Trust Corp.	727	77,236

State Street Corp.	1,236	97,768

T. Rowe Price Group, Inc.	797	97,106

		736,237

Auto Parts & Equipment-0.13%
Aptiv PLC	867	82,339

BorgWarner, Inc.	698	30,279

		112,618

Automobile Manufacturers-0.31%
Ford Motor Co.	13,280	123,504

General Motors Co.	4,277	156,538

		280,042

Automotive Retail-0.33%
Advance Auto Parts, Inc.	240	38,439

AutoZone, Inc.(b)	81	96,496

CarMax, Inc.(b)	560	49,095

O’Reilly Automotive, Inc.(b)	258	113,071

		297,101

Biotechnology-2.03%
AbbVie, Inc.	5,031	445,445

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Biotechnology-(continued)
Alexion Pharmaceuticals, Inc.(b)	758	$81,978

Amgen, Inc.	2,021	487,202

Biogen, Inc.(b)	613	181,896

Gilead Sciences, Inc.	4,290	278,764

Incyte Corp.(b)	612	53,440

Regeneron Pharmaceuticals, Inc.(b)	269	101,004

Vertex Pharmaceuticals, Inc.(b)	874	191,362

		1,821,091

Brewers-0.04%
Molson Coors Beverage Co., Class B	645	34,765

Broadcasting-0.22%
Discovery, Inc., Class A(b)	542	17,745

Discovery, Inc., Class C(b)	1,167	35,582

Fox Corp., Class A	1,200	44,484

Fox Corp., Class B	549	19,984

ViacomCBS, Inc. , Class B	1,825	76,595

		194,390

Building Products-0.27%
A.O. Smith Corp.	467	22,248

Allegion PLC	315	39,230

Fortune Brands Home & Security, Inc.	480	31,363

Johnson Controls International PLC	2,624	106,823

Masco Corp.	966	46,359

		246,023

Cable & Satellite-1.10%
Charter Communications, Inc., Class A(b)	533	258,548

Comcast Corp., Class A	15,469	695,641

DISH Network Corp., Class A(b)	867	30,752

		984,941

Casinos & Gaming-0.20%
Las Vegas Sands Corp.	1,146	79,120

MGM Resorts International	1,766	58,755

Wynn Resorts Ltd.	327	45,410

		183,285

Commodity Chemicals-0.25%
Dow, Inc.	2,517	137,755

LyondellBasell Industries N.V., Class A	873	82,481

		220,236

Communications Equipment-0.98%
Arista Networks, Inc.(b)	188	38,239

Cisco Systems, Inc.	14,435	692,303

F5 Networks, Inc.(b)	202	28,209

Juniper Networks, Inc.	1,138	28,029

Motorola Solutions, Inc.	582	93,784

		880,564

Computer & Electronics Retail-0.08%
Best Buy Co., Inc.	774	67,957

	Shares	Value
Construction & Engineering-0.07%
Jacobs Engineering Group, Inc.	468	$42,040

Quanta Services, Inc.	480	19,541

		61,581

Construction Machinery & Heavy Trucks-0.57%
Caterpillar, Inc.	1,879	277,491

Cummins, Inc.	521	93,238

PACCAR, Inc.	1,172	92,705

Westinghouse Air Brake Technologies Corp.	626	48,703

		512,137

Construction Materials-0.14%
Martin Marietta Materials, Inc.	210	58,724

Vulcan Materials Co.	454	65,372

		124,096

Consumer Electronics-0.05%
Garmin Ltd.	488	47,609

Consumer Finance-0.68%
American Express Co.	2,282	284,086

Capital One Financial Corp.	1,592	163,833

Discover Financial Services	1,077	91,351

Synchrony Financial	2,022	72,812

		612,082

Copper-0.07%
Freeport-McMoRan, Inc.	4,971	65,220

Data Processing & Outsourced Services-4.13%
Alliance Data Systems Corp.	135	15,147

Automatic Data Processing, Inc.	1,469	250,465

Broadridge Financial Solutions, Inc.	386	47,686

Fidelity National Information Services, Inc.	2,090	290,698

Fiserv, Inc.(b)	1,942	224,553

FleetCor Technologies, Inc.(b)	292	84,014

Global Payments, Inc.	1,022	186,576

Jack Henry & Associates, Inc.	264	38,457

Mastercard, Inc., Class A	3,020	901,742

Paychex, Inc.	1,082	92,035

PayPal Holdings, Inc.(b)	3,986	431,166

Visa, Inc., Class A	5,824	1,094,330

Western Union Co. (The)	1,435	38,429

		3,695,298

Department Stores-0.07%
Kohl’s Corp.	549	27,972

Macy’s, Inc.	1,085	18,445

Nordstrom, Inc.	381	15,594

		62,011

Distillers & Vintners-0.17%
Brown-Forman Corp., Class B	628	42,453

Constellation Brands, Inc., Class A	565	107,209

		149,662

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Distributors-0.10%
Genuine Parts Co.	502	$53,327

LKQ Corp.(b)	1,064	37,985

		91,312

Diversified Banks-4.51%
Bank of America Corp.	27,547	970,205

Citigroup, Inc.	7,428	593,423

JPMorgan Chase & Co.	10,672	1,487,677

U.S. Bancorp	4,835	286,667

Wells Fargo & Co.	13,096	704,565

		4,042,537

Diversified Chemicals-0.04%
Eastman Chemical Co.	463	36,697

Diversified Support Services-0.16%
Cintas Corp.	285	76,688

Copart, Inc.(b)	693	63,021

		139,709

Drug Retail-0.17%
Walgreens Boots Alliance, Inc.	2,550	150,348

Electric Utilities-2.06%
Alliant Energy Corp.	813	44,487

American Electric Power Co., Inc.	1,672	158,021

Duke Energy Corp.	2,479	226,109

Edison International	1,212	91,397

Entergy Corp.	672	80,506

Evergy, Inc.	775	50,445

Eversource Energy	1,095	93,152

Exelon Corp.	3,291	150,037

FirstEnergy Corp.	1,828	88,841

NextEra Energy, Inc.	1,662	402,470

Pinnacle West Capital Corp.	379	34,083

PPL Corp.	2,446	87,762

Southern Co. (The)	3,568	227,282

Xcel Energy, Inc.	1,776	112,758

		1,847,350

Electrical Components & Equipment-0.50%
AMETEK, Inc.	772	76,999

Eaton Corp. PLC	1,406	133,176

Emerson Electric Co.	2,083	158,850

Rockwell Automation, Inc.	395	80,055

		449,080

Electronic Components-0.21%
Amphenol Corp., Class A	1,007	108,988

Corning, Inc.	2,645	76,996

		185,984

Electronic Equipment & Instruments-0.15%
FLIR Systems, Inc.	458	23,848

Keysight Technologies, Inc.(b)	634	65,067

	Shares	Value
Electronic Equipment & Instruments-(continued)
Zebra Technologies Corp., Class A(b)	183	$46,746

		135,661

Electronic Manufacturing Services-0.14%
IPG Photonics Corp.(b)	121	17,535

TE Connectivity Ltd.	1,137	108,970

		126,505

Environmental & Facilities Services-0.26%
Republic Services, Inc.	716	64,175

Rollins, Inc.	476	15,784

Waste Management, Inc.	1,321	150,541

		230,500

Fertilizers & Agricultural Chemicals-0.20%
CF Industries Holdings, Inc.	754	35,996

Corteva, Inc.	2,536	74,964

FMC Corp.	450	44,919

Mosaic Co. (The)	1,147	24,821

		180,700

Financial Exchanges & Data-1.11%
Cboe Global Markets, Inc.	383	45,960

CME Group, Inc., Class A	1,218	244,477

Intercontinental Exchange, Inc.	1,898	175,660

MarketAxess Holdings, Inc.	128	48,526

Moody’s Corp.	550	130,575

MSCI, Inc.	290	74,872

Nasdaq, Inc.	398	42,626

S&P Global, Inc.	833	227,451

		990,147

Food Distributors-0.17%
Sysco Corp.	1,738	148,669

Food Retail-0.09%
Kroger Co. (The)	2,729	79,114

Footwear-0.48%
NIKE, Inc., Class B	4,241	429,656

Gas Utilities-0.05%
Atmos Energy Corp.	402	44,968

General Merchandise Stores-0.48%
Dollar General Corp.	870	135,703

Dollar Tree, Inc.(b)	800	75,240

Target Corp.	1,730	221,803

		432,746

Gold-0.13%
Newmont Goldcorp Corp.	2,777	120,661

Health Care Distributors-0.24%
AmerisourceBergen Corp.	514	43,700

Cardinal Health, Inc.	1,009	51,035

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value

Health Care Distributors-(continued)
Henry Schein, Inc.(b)	512	$34,161

McKesson Corp.	612	84,652

		213,548

Health Care Equipment-3.45%
Abbott Laboratories	6,013	522,289

ABIOMED, Inc.(b)	157	26,783

Baxter International, Inc.	1,729	144,579

Becton, Dickinson and Co.	919	249,940

Boston Scientific Corp.(b)	4,742	214,433

Danaher Corp.	2,174	333,666

Edwards Lifesciences Corp.(b)	709	165,403

Hologic, Inc.(b)	922	48,138

IDEXX Laboratories, Inc.(b)	295	77,033

Intuitive Surgical, Inc.(b)	393	232,322

Medtronic PLC	4,560	517,332

ResMed, Inc.	492	76,245

STERIS PLC	288	43,897

Stryker Corp.	1,095	229,884

Teleflex, Inc.	155	58,348

Varian Medical Systems, Inc.(b)	307	43,597

Zimmer Biomet Holdings, Inc.	694	103,878

		3,087,767

Health Care Facilities-0.19%
HCA Healthcare, Inc.	900	133,029

Universal Health Services, Inc., Class B	274	39,308

		172,337

Health Care REITs-0.27%
Healthpeak Properties, Inc.	1,663	57,324

Ventas, Inc.	1,261	72,810

Welltower, Inc.	1,372	112,202

		242,336

Health Care Services-0.80%
Cigna Corp.	1,270	259,702

CVS Health Corp.	4,426	328,808

DaVita, Inc.(b)	306	22,959

Laboratory Corp. of America Holdings(b)	330	55,826

Quest Diagnostics, Inc.	461	49,230

		716,525

Health Care Supplies-0.18%
Align Technology, Inc.(b)	245	68,365

Cooper Cos., Inc. (The)	167	53,655

DENTSPLY SIRONA, Inc.	756	42,782

		164,802

Health Care Technology-0.09%
Cerner Corp.	1,078	79,114

Home Furnishings-0.06%
Leggett & Platt, Inc.	451	22,925

	Shares	Value

Home Furnishings-(continued)
Mohawk Industries, Inc.(b)	206	$28,094

		51,019

Home Improvement Retail-1.25%
Home Depot, Inc. (The)	3,710	810,190

Lowe’s Cos., Inc.	2,614	313,052

		1,123,242

Homebuilding-0.21%
D.R. Horton, Inc.	1,139	60,082

Lennar Corp., Class A	962	53,670

NVR, Inc.(b)	11	41,892

PulteGroup, Inc.	877	34,028

		189,672

Hotel & Resort REITs-0.05%
Host Hotels & Resorts, Inc.	2,414	44,780

Hotels, Resorts & Cruise Lines-0.49%
Carnival Corp.	1,355	68,875

Hilton Worldwide Holdings, Inc.	959	106,363

Marriott International, Inc., Class A	925	140,073

Norwegian Cruise Line Holdings Ltd.(b)	723	42,230

Royal Caribbean Cruises Ltd.	581	77,569

		435,110

Household Appliances-0.04%
Whirlpool Corp.	221	32,604

Household Products-1.72%
Church & Dwight Co., Inc.	847	59,578

Clorox Co. (The)	425	65,254

Colgate-Palmolive Co.	2,906	200,049

Kimberly-Clark Corp.	1,165	160,246

Procter & Gamble Co. (The)	8,480	1,059,152

		1,544,279

Housewares & Specialties-0.03%
Newell Brands, Inc.	1,310	25,178

Human Resource & Employment Services-0.03%
Robert Half International, Inc.	397	25,071

Hypermarkets & Super Centers-1.13%
Costco Wholesale Corp.	1,502	441,468

Walmart, Inc.	4,826	573,522

		1,014,990

Independent Power Producers & Energy Traders-0.09%
AES Corp. (The)	2,239	44,556

NRG Energy, Inc.	856	34,026

		78,582

Industrial Conglomerates-1.38%
3M Co.	1,956	345,077

General Electric Co.(d)	29,718	331,653

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Industrial Conglomerates-(continued)
Honeywell International, Inc.	2,435	$430,995

Roper Technologies, Inc.	351	124,335

		1,232,060

Industrial Gases-0.63%
Air Products and Chemicals, Inc.	749	176,007

Linde PLC (United Kingdom)	1,831	389,820

		565,827

Industrial Machinery-0.86%
Dover Corp.	491	56,593

Flowserve Corp.	450	22,396

Fortive Corp.	999	76,314

IDEX Corp.	256	44,032

Illinois Tool Works, Inc.	996	178,911

Ingersoll-Rand PLC	817	108,596

Parker-Hannifin Corp.	434	89,326

Pentair PLC	580	26,605

Snap-on, Inc.	189	32,016

Stanley Black & Decker, Inc.	513	85,025

Xylem, Inc.	618	48,692

		768,506

Industrial REITs-0.26%
Duke Realty Corp.	1,237	42,887

Prologis, Inc.	2,148	191,473

		234,360

Insurance Brokers-0.57%
Aon PLC	798	166,215

Arthur J. Gallagher & Co.	637	60,661

Marsh & McLennan Cos., Inc.	1,714	190,957

Willis Towers Watson PLC	436	88,046

		505,879

Integrated Oil & Gas-2.13%
Chevron Corp.	6,432	775,120

Exxon Mobil Corp.	14,397	1,004,623

Occidental Petroleum Corp.	3,030	124,866

		1,904,609

Integrated Telecommunication Services-2.05%
AT&T, Inc.	24,871	971,958

Verizon Communications, Inc.	14,072	864,021

		1,835,979

Interactive Home Entertainment-0.35%
Activision Blizzard, Inc.	2,598	154,373

Electronic Arts, Inc.(b)	997	107,188

Take-Two Interactive Software, Inc.(b)	386	47,258

		308,819

Interactive Media & Services-5.01%
Alphabet, Inc., Class A(b)	1,019	1,364,839

Alphabet, Inc., Class C(b)	1,016	1,358,412

	Shares	Value
Interactive Media & Services-(continued)
Facebook, Inc., Class A(b)	8,188	$1,680,587

Twitter, Inc.(b)	2,618	83,907

		4,487,745

Internet & Direct Marketing Retail-3.41%
Amazon.com, Inc.(b)	1,416	2,616,541

Booking Holdings, Inc.(b)	142	291,630

eBay, Inc.	2,602	93,958

Expedia Group, Inc.	483	52,232

		3,054,361

Internet Services & Infrastructure-0.13%
Akamai Technologies, Inc.(b)	549	47,423

VeriSign, Inc.(b)	352	67,823

		115,246

Investment Banking & Brokerage-0.80%
Charles Schwab Corp. (The)	3,889	184,961

E*TRADE Financial Corp.	767	34,799

Goldman Sachs Group, Inc. (The)	1,083	249,014

Morgan Stanley	4,185	213,937

Raymond James Financial, Inc.	417	37,305

		720,016

IT Consulting & Other Services-1.23%
Accenture PLC, Class A	2,158	454,410

Cognizant Technology Solutions Corp., Class A	1,870	115,977

DXC Technology Co.	886	33,305

Gartner, Inc.(b)	309	47,617

International Business Machines Corp.	3,013	403,862

Leidos Holdings, Inc.	452	44,246

		1,099,417

Leisure Products-0.05%
Hasbro, Inc.	425	44,884

Life & Health Insurance-0.61%
Aflac, Inc.	2,508	132,673

Globe Life, Inc.	339	35,680

Lincoln National Corp.	677	39,950

MetLife, Inc.	2,659	135,529

Principal Financial Group, Inc.	891	49,005

Prudential Financial, Inc.	1,361	127,580

Unum Group	728	21,229

		541,646

Life Sciences Tools & Services-1.06%
Agilent Technologies, Inc.	1,047	89,320

Illumina, Inc.(b)	500	165,870

IQVIA Holdings, Inc.(b)	616	95,178

Mettler-Toledo International, Inc.(b)	84	66,636

PerkinElmer, Inc.	375	36,412

Thermo Fisher Scientific, Inc.	1,363	442,798

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Life Sciences Tools & Services-(continued)
Waters Corp.(b)	219	$51,169

		947,383

Managed Health Care-1.70%
Anthem, Inc.	864	260,954

Centene Corp.(b)	1,400	88,018

Humana, Inc.	450	164,934

UnitedHealth Group, Inc.	3,223	947,498

WellCare Health Plans, Inc.(b)	172	56,796

		1,518,200

Metal & Glass Containers-0.08%
Ball Corp.	1,124	72,689

Motorcycle Manufacturers-0.02%
Harley-Davidson, Inc.	547	20,343

Movies & Entertainment-1.57%
Live Nation Entertainment, Inc.(b)	479	34,234

Netflix, Inc.(b)	1,490	482,120

Walt Disney Co. (The)	6,132	886,871

		1,403,225

Multi-line Insurance-0.28%
American International Group, Inc.	2,947	151,270

Assurant, Inc.	210	27,527

Hartford Financial Services Group, Inc. (The)	1,224	74,382

		253,179

Multi-Sector Holdings-1.68%
Berkshire Hathaway, Inc., Class B(b)	6,655	1,507,357

Multi-Utilities-1.08%
Ameren Corp.	832	63,898

CenterPoint Energy, Inc.	1,728	47,122

CMS Energy Corp.	976	61,332

Consolidated Edison, Inc.	1,124	101,688

Dominion Energy, Inc.	2,800	231,896

DTE Energy Co.	653	84,805

NiSource, Inc.	1,264	35,190

Public Service Enterprise Group, Inc.	1,712	101,093

Sempra Energy	958	145,118

WEC Energy Group, Inc.	1,068	98,502

		970,644

Office REITs-0.21%
Alexandria Real Estate Equities, Inc.	388	62,693

Boston Properties, Inc.	486	67,000

SL Green Realty Corp.	277	25,451

Vornado Realty Trust	547	36,375

		191,519

Oil & Gas Drilling-0.02%
Helmerich & Payne, Inc.	379	17,218

	Shares	Value

Oil & Gas Equipment & Services-0.43%
Baker Hughes Co., Class A	2,174	$55,719

Halliburton Co.	3,009	73,630

National Oilwell Varco, Inc.	1,333	33,392

Schlumberger Ltd.	4,710	189,342

TechnipFMC PLC (United Kingdom)	1,429	30,638

		382,721

Oil & Gas Exploration & Production-0.95%
Apache Corp.	1,294	33,113

Cabot Oil & Gas Corp.	1,387	24,148

Cimarex Energy Co.	350	18,372

Concho Resources, Inc.	690	60,423

ConocoPhillips	3,733	242,757

Devon Energy Corp.	1,329	34,514

Diamondback Energy, Inc.	548	50,887

EOG Resources, Inc.	1,978	165,677

Hess Corp.	876	58,526

Marathon Oil Corp.	2,715	36,870

Noble Energy, Inc.	1,626	40,390

Pioneer Natural Resources Co.	565	85,524

		851,201

Oil & Gas Refining & Marketing-0.51%
HollyFrontier Corp.	523	26,521

Marathon Petroleum Corp.	2,208	133,032

Phillips 66	1,519	169,232

Valero Energy Corp.	1,403	131,391

		460,176

Oil & Gas Storage & Transportation-0.38%
Kinder Morgan, Inc.	6,596	139,637

ONEOK, Inc.	1,398	105,787

Williams Cos., Inc. (The)	4,088	96,967

		342,391

Packaged Foods & Meats-1.06%
Campbell Soup Co.	582	28,762

Conagra Brands, Inc.	1,672	57,249

General Mills, Inc.	2,044	109,477

Hershey Co. (The)	503	73,931

Hormel Foods Corp.	959	43,260

JM Smucker Co. (The)	385	40,090

Kellogg Co.	855	59,132

Kraft Heinz Co. (The)	2,107	67,698

Lamb Weston Holdings, Inc.	492	42,327

McCormick & Co., Inc.	420	71,286

Mondelez International, Inc., Class A	4,884	269,011

Tyson Foods, Inc., Class A	997	90,767

		952,990

Paper Packaging-0.28%
Amcor PLC	5,489	59,501

Avery Dennison Corp.	289	37,807

International Paper Co.	1,330	61,246

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Paper Packaging-(continued)
Packaging Corp. of America	324	$36,285

Sealed Air Corp.	535	21,309

Westrock Co.	871	37,375

		253,523

Personal Products-0.19%
Coty, Inc., Class A	977	10,991

Estee Lauder Cos., Inc. (The), Class A	757	156,351

		167,342

Pharmaceuticals-4.70%
Allergan PLC	1,116	213,346

Bristol-Myers Squibb Co.	7,976	511,979

Eli Lilly and Co.	2,878	378,256

Johnson & Johnson	8,955	1,306,266

Merck & Co., Inc.	8,663	787,900

Mylan N.V.(b)	1,771	35,597

Perrigo Co. PLC	470	24,280

Pfizer, Inc.	18,850	738,543

Zoetis, Inc.	1,617	214,010

		4,210,177

Property & Casualty Insurance-0.85%
Allstate Corp. (The)	1,101	123,808

Chubb Ltd.	1,543	240,183

Cincinnati Financial Corp.	521	54,783

Loews Corp.	870	45,666

Progressive Corp. (The)	1,980	143,332

Travelers Cos., Inc. (The)	881	120,653

W.R. Berkley Corp.	490	33,859

		762,284

Publishing-0.03%
News Corp., Class A	1,299	18,368

News Corp., Class B	442	6,413

		24,781

Railroads-0.94%
CSX Corp.	2,646	191,465

Kansas City Southern	339	51,921

Norfolk Southern Corp.	891	172,970

Union Pacific Corp.	2,361	426,845

		843,201

Real Estate Services-0.08%
CBRE Group, Inc., Class A(b)	1,138	69,748

Regional Banks-1.21%
Citizens Financial Group, Inc.	1,478	60,022

Comerica, Inc.	490	35,157

Fifth Third Bancorp	2,404	73,899

First Republic Bank	569	66,829

Huntington Bancshares, Inc.	3,478	52,448

KeyCorp	3,351	67,824

M&T Bank Corp.	451	76,557

	Shares	Value
Regional Banks-(continued)
People’s United Financial, Inc.	1,502	$25,384

PNC Financial Services Group, Inc. (The)	1,490	237,849

Regions Financial Corp.	3,280	56,285

SVB Financial Group(b)	173	43,430

Truist Financial Corp.	4,562	256,932

Zions Bancorporation N.A.	579	30,062

		1,082,678

Reinsurance-0.04%
Everest Re Group Ltd.	137	37,927

Research & Consulting Services-0.30%
Equifax, Inc.	415	58,150

IHS Markit Ltd.(b)	1,358	102,325

Nielsen Holdings PLC	1,249	25,355

Verisk Analytics, Inc.	553	82,585

		268,415

Residential REITs-0.43%
Apartment Investment & Management Co., Class A	511	26,393

AvalonBay Communities, Inc.	472	98,978

Equity Residential	1,180	95,486

Essex Property Trust, Inc.	225	67,694

Mid-America Apartment Communities, Inc.	391	51,557

UDR, Inc.	991	46,280

		386,388

Restaurants-1.21%
Chipotle Mexican Grill, Inc.(b)	85	71,154

Darden Restaurants, Inc.	422	46,002

McDonald’s Corp.	2,561	506,079

Starbucks Corp.	4,018	353,263

Yum! Brands, Inc.	1,030	103,752

		1,080,250

Retail REITs-0.37%
Federal Realty Investment Trust	240	30,895

Kimco Realty Corp.	1,458	30,195

Realty Income Corp.	1,108	81,582

Regency Centers Corp.	574	36,214

Simon Property Group, Inc.	1,042	155,216

		334,102

Semiconductor Equipment-0.48%
Applied Materials, Inc.	3,129	190,994

KLA Corp.	538	95,856

Lam Research Corp.	493	144,153

		431,003

Semiconductors-3.82%
Advanced Micro Devices, Inc.(b)	3,789	173,764

Analog Devices, Inc.	1,250	148,550

Broadcom, Inc.	1,348	425,995

Intel Corp.	14,801	885,840

Maxim Integrated Products, Inc.	918	56,466

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Semiconductors–(continued)
Microchip Technology, Inc.	805	$84,300

Micron Technology, Inc.(b)	3,766	202,536

NVIDIA Corp.	2,081	489,659

Qorvo, Inc.(b)	398	46,260

QUALCOMM, Inc.	3,884	342,685

Skyworks Solutions, Inc.	580	70,110

Texas Instruments, Inc.	3,180	407,962

Xilinx, Inc.	855	83,593

		3,417,720

Soft Drinks–1.63%
Coca-Cola Co. (The)	13,121	726,247

Monster Beverage Corp.(b)	1,310	83,251

PepsiCo., Inc.	4,737	647,406

		1,456,904

Specialized Consumer Services–0.02%
H&R Block, Inc.	664	15,591

Specialized REITs-1.29%
American Tower Corp.	1,506	346,109

Crown Castle International Corp.	1,414	201,000

Digital Realty Trust, Inc.	705	84,417

Equinix, Inc.	290	169,273

Extra Space Storage, Inc.	438	46,261

Iron Mountain, Inc.	971	30,946

Public Storage	507	107,971

SBA Communications Corp., Class A	382	92,058

Weyerhaeuser Co.	2,523	76,195

		1,154,230

Specialty Chemicals–0.81%
Albemarle Corp.	364	26,587

Celanese Corp.	418	51,464

DuPont de Nemours, Inc.	2,525	162,105

Ecolab, Inc.	853	164,620

International Flavors & Fragrances, Inc.	368	47,479

PPG Industries, Inc.	799	106,659

Sherwin-Williams Co. (The)	279	162,808

		721,722

Specialty Stores–0.15%
Tiffany & Co.	371	49,584

Tractor Supply Co.	403	37,657

Ulta Beauty, Inc.(b)	194	49,109

		136,350

Steel-0.06%
Nucor Corp.	1,026	57,743

Systems Software-5.32%
Fortinet, Inc.(b)	479	51,138

Microsoft Corp.	25,959	4,093,734

	Shares	Value
Systems Software-(continued)
NortonLifeLock, Inc.	1,925	$49,126

Oracle Corp.	7,360	389,933

ServiceNow, Inc.(b)	641	180,967

		4,764,898

Technology Distributors-0.08%
CDW Corp.	489	69,849

Technology Hardware, Storage & Peripherals-5.06%
Apple, Inc.	14,211	4,173,060

Hewlett Packard Enterprise Co.	4,395	69,705

HP, Inc.	5,021	103,182

NetApp, Inc.	776	48,306

Seagate Technology PLC	786	46,767

Western Digital Corp.	1,002	63,597

Xerox Holdings Corp.	643	23,707

		4,528,324

Tobacco-0.86%
Altria Group, Inc.	6,356	317,228

Philip Morris International, Inc.	5,294	450,466

		767,694

Trading Companies & Distributors-0.18%
Fastenal Co.	1,942	71,757

United Rentals, Inc.(b)	260	43,360

W.W. Grainger, Inc.	148	50,101

		165,218

Trucking-0.08%
J.B. Hunt Transport Services, Inc.	295	34,450

Old Dominion Freight Line, Inc.	217	41,182

		75,632

Water Utilities-0.08%
American Water Works Co., Inc.	611	75,061

Wireless Telecommunication Services-0.09%
T-Mobile US, Inc.(b)	1,070	83,909

Total Common Stocks & Other Equity Interests (Cost $24,846,256)		91,022,817

Money Market Funds-0.92%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(e)	281,283	281,283

Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(e)	221,928	221,995

Invesco Treasury Portfolio, Institutional Class, 1.49%(e)	321,467	321,467

Total Money Market Funds (Cost $824,767)		824,745

TOTAL INVESTMENTS IN SECURITIES - 102.55% (Cost $25,671,023)		91,847,562

OTHER ASSETS LESS LIABILITIES - (2.55)%		(2,284,694)

NET ASSETS-100.00%		$89,562,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Investment Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates (excluding affiliated money market funds) for the fiscal year ended December 31, 2019.

	Value December 31, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2019	Dividend Income

Invesco Ltd.	$25,428	$-	$(5,462)	$4,213	$(2,261)	$21,918	$1,744

(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation

Equity Risk

E-Mini S&P 500 Index	5	March-2020	$807,775	$21,780	$21,780

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in securities, at value (Cost $ 24,817,739)	$91,000,899

Investments in affiliates, at value (Cost $ 853,284)	846,663

Other investments:
Variation margin receivable - futures contracts	1,728

Receivable for: Dividends	93,945

Investment for trustee deferred compensation and retirement plans	41,109

Total assets	91,984,344

Liabilities:
Payable for:
Fund shares reacquired	2,249,272

Accrued fees to affiliates	65,747

Accrued other operating expenses	59,135

Trustee deferred compensation and retirement plans	47,322

Total liabilities	2,421,476

Net assets applicable to shares outstanding	$89,562,868

Net assets consist of:
Shares of beneficial interest	$18,735,574

Distributable earnings	70,827,294

$89,562,868

Net Assets:
Series I	$36,805,923

Series II	$52,756,945

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	1,966,695

Series II	2,837,985

Series I:
Net asset value per share	$18.71

Series II:
Net asset value per share	$18.59

Statement of Operations

For the year ended December 31, 2019

Investment income:
Dividends	$1,733,752

Dividends from affiliates (includes securities lending income of $77)	20,156

Total investment income	1,753,908

Expenses:
Advisory fees	104,132

Administrative services fees	141,013

Custodian fees	6,422

Distribution fees - Series II	124,835

Transfer agent fees	4,061

Trustees’ and officers’ fees and benefits	19,619

Licensing fees	17,050

Reports to shareholders	11,400

Professional services fees	39,117

Other	17,003

Total expenses	484,652

Less: Fees waived	(1,057)

Net expenses	483,595

Net investment income	1,270,313

Realized and unrealized gain from:
Net realized gain from:
Investment securities	5,760,353

Futures contracts	154,758

5,915,111

Change in net unrealized appreciation of:
Investment securities	15,766,908

Futures contracts	86,806

15,853,714

Net realized and unrealized gain	21,768,825

Net increase in net assets resulting from operations	$23,039,138

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018

Operations:
Net investment income	$1,270,313	$1,125,215

Net realized gain	5,915,111	8,831,060

Change in net unrealized appreciation (depreciation)	15,853,714	(13,888,492)

Net increase (decrease) in net assets resulting from operations	23,039,138	(3,932,217)

Distributions to shareholders from distributable earnings:
Series I	(4,162,074)	(3,325,539)

Series II	(5,597,313)	(4,552,548)

Total distributions from distributable earnings	(9,759,387)	(7,878,087)

Share transactions-net:
Series I	(2,676,121)	268,373

Series II	98,753	(3,137,670)

Net increase (decrease) in net assets resulting from share transactions	(2,577,368)	(2,869,297)

Net increase (decrease) in net assets	10,702,383	(14,679,601)

Net assets:
Beginning of year	78,860,485	93,540,086

End of year	$89,562,868	$78,860,485

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/19	$16.12	$0.29	$4.51	$4.80	$(0.28)	$(1.93)	$(2.21)	$18.71	30.98%	$36,806	0.41	%(d)	0.41	%(d)	1.61	%(d)	3%
Year ended 12/31/18	18.53	0.26	(0.91)	(0.65)	(0.30)	(1.46)	(1.76)	16.12	(4.86)	33,758	0.51		0.51		1.41		3
Year ended 12/31/17	16.78	0.26	3.18	3.44	(0.31)	(1.38)	(1.69)	18.53	21.26	38,450	0.48		0.48		1.46		3
Year ended 12/31/16	16.58	0.30	1.55	1.85	(0.31)	(1.34)	(1.65)	16.78	11.45	34,812	0.41		0.41		1.81		4
Year ended 12/31/15	18.52	0.30	(0.24)	0.06	(0.33)	(1.67)	(2.00)	16.58	1.03	35,586	0.41		0.41		1.66		7

Series II
Year ended 12/31/19	16.03	0.25	4.47	4.72	(0.23)	(1.93)	(2.16)	18.59	30.62	52,757	0.66	(d)	0.66	(d)	1.36	(d)	3
Year ended 12/31/18	18.43	0.22	(0.91)	(0.69)	(0.25)	(1.46)	(1.71)	16.03	(5.07)	45,102	0.76		0.76		1.16		3
Year ended 12/31/17	16.69	0.22	3.17	3.39	(0.27)	(1.38)	(1.65)	18.43	21.00	55,090	0.73		0.73		1.21		3
Year ended 12/31/16	16.49	0.26	1.54	1.80	(0.26)	(1.34)	(1.60)	16.69	11.20	52,212	0.66		0.66		1.56		4
Year ended 12/31/15	18.43	0.25	(0.24)	0.01	(0.28)	(1.67)	(1.95)	16.49	0.72	58,268	0.66		0.66		1.41		7

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $36,848 and $49,928 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco V.I. S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s 500® Composite Stock Price Index.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Invesco V.I. S&P 500 Index Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the

Invesco V.I. S&P 500 Index Fund

collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.120%

Over $2 billion	0.100%

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.12%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $1,057.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $12,250 for accounting and fund administrative services and was reimbursed $128,763 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Invesco V.I. S&P 500 Index Fund

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$91,022,817	$-	$-	$91,022,817

Money Market Funds	824,745	-	-	824,745

Total Investments in Securities	91,847,562	-	-	91,847,562

Other Investments - Assets*

Futures Contracts	21,780	-	-	21,780

Total Investments	$91,869,342	$-	$-	$91,869,342

*	Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2019:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on futures contracts - Exchange-Traded(a)	$21,780

Derivatives not subject to master netting agreements	(21,780)

Total Derivative Assets subject to master netting agreements	$-

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Invesco V.I. S&P 500 Index Fund

Effect of Derivative Investments for the year ended December 31, 2019

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Equity Risk

Realized Gain:
Futures contracts	$154,758

Change in Net Unrealized Appreciation:
Futures contracts	86,806

Total	$241,564

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$981,273

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018

Ordinary income	$1,124,398	$1,343,960

Long-term capital gain	8,634,989	6,534,127

Total distributions	$9,759,387	$7,878,087

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$1,424,678

Undistributed long-term capital gain	5,156,583

Net unrealized appreciation – investments	64,282,341

Temporary book/tax differences	(36,308)

Shares of beneficial interest	18,735,574

Total net assets	$89,562,868

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date

Invesco V.I. S&P 500 Index Fund

will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $2,724,085 and $10,355,954, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$65,194,258

Aggregate unrealized (depreciation) of investments	(911,917)

Net unrealized appreciation of investments	$64,282,341

Cost of investments for tax purposes is $27,587,001.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of real estate investment trusts and fair fund settlements, on December 31, 2019, undistributed net investment income was increased by $1,028, undistributed net realized gain was decreased by $1,074 and shares of beneficial interest was increased by $46. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity
	Year ended December 31, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	101,728	$1,853,921	197,507	$3,659,064

Series II	79,690	1,455,975	126,250	2,450,887

Issued as reinvestment of dividends:
Series I	242,328	4,160,777	177,118	3,324,539

Series II	327,904	5,597,313	243,843	4,552,548

Reacquired:
Series I	(470,895)	(8,690,819)	(355,679)	(6,715,230)

Series II	(383,854)	(6,954,535)	(544,977)	(10,141,105)

Net increase (decrease) in share activity	(103,099)	$(2,577,368)	(155,938)	$(2,869,297)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 91% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. S&P 500 Index Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,107.20	$2.07	$1,023.24	$1.99	0.39%
Series II	1,000.00	1,106.10	3.40	1,021.98	3.26	0.64

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. S&P 500 Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$8,634,989
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. S&P 500 Index Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Invesco V.I. S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP

Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Invesco V.I. S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer - Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Invesco V.I. S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. S&P 500 Index Fund

Annual Report to Shareholders	December 31, 2019

Invesco V.I. Small Cap Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VISCE-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2019, Series I shares of Invesco V.I. Small Cap Equity Fund (the Fund) outperformed the Russell 2000 Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/18 to 12/31/19, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	26.60%
Series II Shares	26.32
S&P 500 Index▼ (Broad Market Index)	31.49
Russell 2000 Index▼ (Style-Specific Index)	25.52
Lipper VUF Small-Cap Core Funds Index∎ (Peer Group Index)	23.69
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Equity markets rallied in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and indication that the US Federal Reserve (the Fed) would not raise interest rates in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

    Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

    Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019.1 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

    Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. Risk assets surged higher as a result of a delay in the Brexit agreement until January 2020, optimism that phase one of a US-China trade deal would be completed and better-than-expected third-quarter corporate earnings results. The US economy rose higher than expected, at 2.1% during the third quarter of 2019.2 During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

    Given this landscape, the Fund produced a strong, double-digit return and outperformed its style-specific benchmark during the year. Relative performance was primarily driven by stock selection in the health care, information technology (IT), industrials and energy sectors. Overweight exposures in IT and industrials also benefited the Fund’s relative performance. Conversely, stock selection in the financials and consumer staples sector detracted from the Fund’s relative performance. Ancillary cash also hurt the Fund’s relative returns, given strong stock market performance during the year.

    Top individual contributors to the Fund’s performance during the year included Array BioPharma, Avalara and SPX.

    Array BioPharma is a Colorado-based biotechnology company that experienced strong sales from its two drugs to treat metastatic melanoma in patients with a BRAF gene mutation. In May, Array reported positive phase 3 data for its BRAF-mutant colorectal cancer (CRC) treatment. This was significant as there was a very substantial unmet need that could add significant sales to Array’s franchise. In June, on the heels of the CRC data and the early commercial success of Array’s combination drug treatment for BRAF-mutant melanoma, Pfizer (not a Fund holding) announced its intent to acquire Array at a roughly 60% premium to its prior day trading price.

Portfolio Composition
By sector	% of total net assets

Industrials	18.05%
Financials	17.87
Information Technology	17.59
Consumer Discretionary	12.63
Health Care	12.54
Real Estate	6.33
Materials	4.30
Energy	3.13
Utilities	2.08
Other Sectors, Each Less than 2% of Net Assets	3.80
Money Market Funds Plus Other
Assets Less Liabilities	1.68

Top 10 Equity Holdings*
% of total net assets

1. SPX Corp.	1.88%
2. Iridium Communications, Inc.	1.85
3. Lumentum Holdings, Inc.	1.63
4. Wolverine World Wide, Inc.	1.49
5. Boot Barn Holdings, Inc.	1.49
6. NeoGenomics, Inc.	1.46
7. HealthEquity, Inc.	1.40
8. Curtiss-Wright Corp.	1.35
9. LPL Financial Holdings, Inc.	1.33
10. Graphic Packaging Holding Co.	1.27

Total Net Assets	$216.3 million

Total Number of Holdings*	94

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2019.

Invesco V.I. Small Cap Equity Fund

Seattle-based software company Avalara experienced better-than-expected revenues and bookings growth driven by new clients seeking to automate online sales taxes before state mandates take effect. A 2018 US Supreme Court ruling gave states the authority to require retailers to collect state taxes for online purchases. Since then, many states have revised their sales tax laws. California began taxing sales by out-of-state sellers in April. By October, 14 states required marketplace facilitators to charge sales tax. Given this, we believed Avalara’s bookings would continue even as more states implement new sales tax laws.

SPX, a global supplier of heating, ventilating and air conditioning infrastructure equipment, benefited from gradual improvements and decreasing operational risk since the company separated from its parent company a few years ago. During the year, SPX reported strong organic growth, executed strategic acquisitions to increase its profitability and strengthened its portfolio via divestitures.

Top individual detractors from the Fund’s performance for the year included Retrophin, American Eagle Outfitters and ICU Medical.

Biopharmaceutical firm Retrophin suffered from a phase 3 drug trial failure, which, in our view, essentially removed one of the company’s two key value drivers. We sold the stock given the limited upside until its next phase 3 data is released in 2021.

Clothing retailer American Eagle Outfitters sold off in May after President Trump threatened to impose tariffs on apparel sourced from China. Investors’ fears remained heightened that the potential for these List 4 tariffs would result in lower earnings and profits for American Eagle Outfitters. We continued to hold the stock as the company’s management team had high conviction that it would be able to mitigate any impacts from tariffs based on their conversations with suppliers.

During the year, ICU Medical announced it would exit the intravenous solutions business, which is primarily serviced through short-term contracts, and instead focus on its long-term contracts business. Essentially, the company decided to sacrifice short-term sales and profits that can be volatile in favor of longer, more stable sales and profits. We viewed weakness in the share price as transitory and continued to hold the stock.

We wish to remind you that all positioning changes are based on a bottom-up stock selection process. Our portfolio construction process seeks to manage risk and ensure alignment with small-cap market sector exposure within modest over- and underweight allocations relative to the style-specific benchmark. At the close of the year, the Fund’s underweight exposures relative to the Russell 2000 Index were in the health care, utilities, real estate, consumer staples, communication services and energy sectors. Conversely, the Fund’s overweight exposures relative to the Russell 2000 Index were in the IT, industrials, consumer discretionary, materials and financials sectors.

Central bank actions in 2019 supported continued growth by keeping the cost of debt low. At the end of the year, the labor market remained healthy with employment and wage gains, which was beneficial to consumers. However, these were clearly the late innings of the economic cycle and, therefore, we expect only modest growth from here, as well as continued volatility spurred by trade and election headlines. Prolonged cyclical growth is likely to be scarce and we believe the market will continue to favor companies that can produce sustainable, above-average earnings and cash flow growth despite the economic cycle.

Thank you for investing in Invesco V.I. Small Cap Equity Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: Bureau of Economic Analysis

Portfolio managers:

Juan Hartsfield - Lead

Davis Paddock

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Small Cap Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1   Source: RIMES Technologies Corp.

2   Source: Lipper Inc.

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/19

Series I Shares
Inception (8/29/03)	8.31%
10 Years	10.26
5 Years	5.36
1 Year	26.60

Series II Shares
Inception (8/29/03)	8.05%
10 Years	9.99
5 Years	5.11
1 Year	26.32

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.96% and 1.21%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Small Cap Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Small Cap Equity Fund

Invesco V.I. Small Cap Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper VUF Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Small Cap Equity Fund

Schedule of Investments(a)

December 31, 2019

	Shares	Value
Common Stocks & Other Equity Interests–98.32%

Aerospace & Defense–3.75%

BWX Technologies, Inc.	41,812	$ 2,595,689
Cubic Corp.	40,938	2,602,429
Curtiss-Wright Corp.	20,740	2,922,058
		8,120,176

Alternative Carriers–1.85%

Iridium Communications, Inc.(b)	162,059	3,993,134

Apparel Retail–2.79%

American Eagle Outfitters, Inc.	109,533	1,610,135
Boot Barn Holdings, Inc.(b)	72,296	3,219,341
Children’s Place, Inc. (The)(c)	19,092	1,193,632
		6,023,108

Application Software–4.84%

Avalara, Inc.(b)	32,809	2,403,259
Blackbaud, Inc.	25,841	2,056,944
Cornerstone OnDemand, Inc.(b)	36,983	2,165,355
Manhattan Associates, Inc.(b)	19,494	1,554,646
Q2 Holdings, Inc.(b)	28,232	2,289,051
		10,469,255

Asset Management & Custody Banks–0.59%

Blucora, Inc.(b)	48,861	1,277,227

Auto Parts & Equipment–1.06%

Visteon Corp.(b)	26,580	2,301,562

Biotechnology–1.25%

Neurocrine Biosciences, Inc.(b)	25,236	2,712,618

Building Products–0.47%

Trex Co., Inc.(b)	11,355	1,020,587

Casinos & Gaming–1.94%

Boyd Gaming Corp.	69,244	2,073,165
Penn National Gaming, Inc.(b)	82,702	2,113,863
		4,187,028

Communications Equipment–2.66%

Ciena Corp.(b)	52,184	2,227,735
Lumentum Holdings, Inc.(b)	44,529	3,531,150
		5,758,885

Construction & Engineering–1.45%

Dycom Industries, Inc.(b)	25,622	1,208,078
Primoris Services Corp.	86,951	1,933,790
		3,141,868

Construction Materials–0.97%

Summit Materials, Inc., Class A(b)	87,678	2,095,504

	Shares	Value
Data Processing & Outsourced Services–2.02%

Euronet Worldwide, Inc.(b)	13,012	$ 2,050,171
Jack Henry & Associates, Inc.	15,954	2,324,019
		4,374,190

Diversified Support Services–1.14%

Mobile Mini, Inc.	64,816	2,457,175

Education Services–1.02%

Strategic Education, Inc.	13,865	2,203,149

Electric Utilities–1.01%

IDACORP, Inc.	20,458	2,184,914

Electrical Components & Equipment–1.18%

EnerSys	34,071	2,549,533

Electronic Equipment & Instruments–2.21%

Badger Meter, Inc.	33,287	2,161,325
FLIR Systems, Inc.	50,275	2,617,819
		4,779,144

Environmental & Facilities Services–3.12%

ABM Industries, Inc.	55,632	2,097,883
BrightView Holdings, Inc.(b)	131,958	2,226,131
Casella Waste Systems, Inc., Class A(b)	52,831	2,431,811
		6,755,825

Fertilizers & Agricultural Chemicals–1.12%

Scotts Miracle-Gro Co. (The)	22,880	2,429,398

Financial Exchanges & Data–1.11%

TMX Group Ltd. (Canada)	27,641	2,393,616

Food Retail–0.93%

Sprouts Farmers Market, Inc.(b)	104,386	2,019,869

Footwear–1.49%

Wolverine World Wide, Inc.	95,792	3,232,022

General Merchandise Stores–0.59%

Big Lots, Inc.	44,693	1,283,583

Health Care Equipment–3.37%

Hill-Rom Holdings, Inc.	22,156	2,515,371
STERIS PLC	14,761	2,249,871
Wright Medical Group N.V.(b)	82,727	2,521,519
		7,286,761

Health Care Facilities–2.01%

Acadia Healthcare Co., Inc.(b)	60,154	1,998,316
Encompass Health Corp.	33,947	2,351,509
		4,349,825

Health Care REITs–1.03%

Healthcare Trust of America, Inc., Class A	73,219	2,217,071

Invesco V.I. Small Cap Equity Fund

	Shares	Value
Health Care Supplies–1.78%

ICU Medical, Inc.(b)	9,297	$ 1,739,655
Lantheus Holdings, Inc.(b)	103,201	2,116,652
		3,856,307

Industrial Machinery–3.85%

Albany International Corp.	26,639	2,022,433
Altra Industrial Motion Corp.	61,782	2,237,126
SPX Corp.(b)	79,899	4,065,261
		8,324,820

Industrial REITs–1.04%

EastGroup Properties, Inc.	16,878	2,239,204

Investment Banking & Brokerage–2.52%

LPL Financial Holdings, Inc.	31,155	2,874,049
Piper Sandler Cos.	32,097	2,565,834
		5,439,883

Life & Health Insurance–1.07%

Primerica, Inc.	17,647	2,303,992

Life Sciences Tools & Services–1.46%

NeoGenomics, Inc.(b)	108,170	3,163,973

Managed Health Care–1.40%

HealthEquity, Inc.(b)	40,787	3,021,093

Multi-line Insurance–1.03%

Assurant, Inc.	16,922	2,218,136

Office REITs–1.08%

Highwoods Properties, Inc.	47,655	2,330,806

Oil & Gas Equipment & Services–0.96%

Apergy Corp.(b)	61,510	2,077,808

Oil & Gas Exploration & Production–2.17%

Matador Resources Co.(b)	82,789	1,487,718
Parsley Energy, Inc., Class A(b)	83,969	1,587,854
Viper Energy Partners L.P.	65,293	1,610,125
		4,685,697

Packaged Foods & Meats–1.02%

Calavo Growers, Inc.(b)	24,342	2,205,142

Paper Packaging–1.27%

Graphic Packaging Holding Co.	165,228	2,751,046

Pharmaceuticals–1.26%

Horizon Therapeutics PLC(b)	75,212	2,722,674

Property & Casualty Insurance–1.70%

Hanover Insurance Group, Inc. (The)	14,334	1,959,028
Selective Insurance Group, Inc.	26,204	1,708,239
		3,667,267

Real Estate Services–1.11%

FirstService Corp. (Canada)	25,703	2,392,850

	Shares	Value
Regional Banks–8.80%

CenterState Bank Corp.	84,405	$ 2,108,437
Columbia Banking System, Inc.	63,294	2,575,116
Community Bank System, Inc.	31,996	2,269,796
Glacier Bancorp, Inc.	49,391	2,271,492
Pacific Premier Bancorp, Inc.	65,657	2,140,747
Pinnacle Financial Partners, Inc.	35,085	2,245,440
Webster Financial Corp.	50,741	2,707,540
Western Alliance Bancorporation(b)	47,576	2,711,832
		19,030,400

Restaurants–1.96%

Papa John’s International, Inc.	33,421	2,110,536
Wendy’s Co. (The)	95,882	2,129,539
		4,240,075

Semiconductor Equipment–1.95%

Brooks Automation, Inc.	48,070	2,017,017
Entegris, Inc.	44,143	2,211,123
		4,228,140

Semiconductors–2.95%

Lattice Semiconductor Corp.(b)	110,051	2,106,376
Power Integrations, Inc.	18,695	1,849,122
Semtech Corp.(b)	45,661	2,415,467
		6,370,965

Specialized Consumer Services–0.94%

ServiceMaster Global Holdings, Inc.(b)	52,640	2,035,062

Specialized REITs–2.09%

CubeSmart	63,327	1,993,534
CyrusOne, Inc.	38,606	2,525,991
		4,519,525

Specialty Chemicals–0.94%

Sensient Technologies Corp.	30,750	2,032,268

Systems Software–0.95%

Rapid7, Inc.(b)	36,648	2,053,021

Thrifts & Mortgage Finance–1.07%

Essent Group Ltd.	44,535	2,315,375

Tires & Rubber–0.84%

Cooper Tire & Rubber Co.	62,950	1,809,813

Trading Companies & Distributors–0.99%

Univar Solutions, Inc.(b)	88,708	2,150,282

Trucking–2.08%

Knight-Swift Transportation Holdings, Inc.	60,320	2,161,869
Old Dominion Freight Line, Inc.	12,338	2,341,505
		4,503,374

Invesco V.I. Small Cap Equity Fund

	Shares	Value
Water Utilities–1.07%

California Water Service Group	44,810	$ 2,310,404
Total Common Stocks & Other Equity Interests (Cost $180,299,972)		212,616,429

Money Market Funds–1.92%

Invesco Government & Agency Portfolio, Institutional Class, 1.50%(d)	1,445,484	1,445,484
Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(d)	1,043,304	1,043,617
Invesco Treasury Portfolio, Institutional Class, 1.49%(d)	1,651,983	1,651,983
Total Money Market Funds (Cost $4,140,976)		4,141,084
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.24% (Cost $184,440,948)		216,757,513

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–0.49%

Invesco Government & Agency Portfolio, Institutional Class, 1.50%(d)(e)	795,743	$795,743

Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(d)(e)	265,168	265,247

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,061,014)		1,060,990

TOTAL INVESTMENTS IN SECURITIES-100.73% (Cost $185,501,962)		217,818,503

OTHER ASSETS LESS LIABILITIES–(0.73)%		(1,567,977)

NET ASSETS–100.00%		$216,250,526

Investment Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2019.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 11.

Invesco V.I. Small Cap Equity Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:

Investments in securities, at value (Cost $180,299,972)*	$212,616,429
Investments in affiliated money market funds, at value (Cost $5,201,990)	5,202,074
Foreign currencies, at value (Cost $11,735)	11,912
Receivable for:
Investments sold	160,945
Fund shares sold	58,884
Dividends	169,033
Investment for trustee deferred compensation and retirement plans	83,555
Total assets	218,302,832

Liabilities:

Payable for:
Investments purchased	496,355
Fund shares reacquired	121,486
Amount due custodian	80,987
Collateral upon return of securities loaned	1,061,014
Accrued fees to affiliates	153,971
Accrued trustees’ and officers’ fees and benefits	634
Accrued other operating expenses	46,084
Trustee deferred compensation and retirement plans	91,775
Total liabilities	2,052,306
Net assets applicable to shares outstanding	$216,250,526

Net assets consist of:

Shares of beneficial interest	$165,597,385
Distributable earnings	50,653,141
$216,250,526

Net Assets:

Series I	$118,207,696
Series II	$ 98,042,830

Shares outstanding, no par value, with an unlimited number of shares authorized:

Series I	6,665,467
Series II	5,907,926
Series I:
Net asset value per share	$ 17.73
Series II:
Net asset value per share	$ 16.60

*	At December 31, 2019, securities with an aggregate value of $1,039,949 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2019

Investment income:

Dividends (net of foreign withholding taxes of $15,662)	$3,021,188

Dividends from affiliated money market funds (includes securities lending income of $23,847)	205,088

Total investment income	3,226,276

Expenses:

Advisory fees	1,846,907

Administrative services fees	405,422

Custodian fees	8,464

Distribution fees - Series II	328,000

Transfer agent fees	31,180

Trustees’ and officers’ fees and benefits	22,762

Reports to shareholders	8,822

Professional services fees	48,624

Other	5,568

Total expenses	2,705,749

Less: Fees waived	(9,439)

Net expenses	2,696,310

Net investment income	529,966

Realized and unrealized gain from:

Net realized gain from:
Investment securities	29,137,269

Foreign currencies	363

Forward foreign currency contracts	133

29,137,765

Change in net unrealized appreciation of:
Investment securities	25,301,337

Foreign currencies	177

25,301,514

Net realized and unrealized gain	54,439,279

Net increase in net assets resulting from operations	$54,969,245

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018

Operations:

Net investment income (loss)	$529,966	$(76,606)

Net realized gain	29,137,765	31,854,197

Change in net unrealized appreciation (depreciation)	25,301,514	(70,466,254)

Net increase (decrease) in net assets resulting from operations	54,969,245	(38,688,663)

Distributions to shareholders from distributable earnings:

Series I	(13,821,130)	(8,819,904)

Series II	(18,517,603)	(10,565,170)

Total distributions from distributable earnings	(32,338,733)	(19,385,074)

Share transactions–net:

Series I	(1,229,864)	(16,916,326)

Series II	(30,878,941)	(6,035,415)

Net increase (decrease) in net assets resulting from share transactions	(32,108,805)	(22,951,741)

Net increase (decrease) in net assets	(9,478,293)	(81,025,478)

Net assets:

Beginning of year	225,728,819	306,754,297

End of year	$216,250,526	$225,728,819

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Series I
Year ended 12/31/19	$15.93	$0.06	$4.03	$4.09	$(2.29)	$17.73	26.60%	$118,208	0.96	%(d)	0.96	%(d)	0.34	%(d)	44%
Year ended 12/31/18	20.02	0.02	(2.74)	(2.72)	(1.37)	15.93	(15.08)	106,064	0.96		0.96		0.10		22
Year ended 12/31/17	18.38	(0.01)	2.53	2.52	(0.88)	20.02	14.06	149,405	0.97		0.97		(0.02)		20
Year ended 12/31/16	17.64	0.01	2.06	2.07	(1.33)	18.38	12.06	161,727	1.01		1.01		0.04		37
Year ended 12/31/15	23.64	0.00	(1.27)	(1.27)	(4.73)	17.64	(5.52)	166,407	1.04		1.04		0.02		31
Series II
Year ended 12/31/19	15.07	0.02	3.80	3.82	(2.29)	16.60	26.32	98,043	1.21	(d)	1.21	(d)	0.09	(d)	44
Year ended 12/31/18	19.05	(0.03)	(2.58)	(2.61)	(1.37)	15.07	(15.27)	119,664	1.21		1.21		(0.15)		22
Year ended 12/31/17	17.58	(0.05)	2.40	2.35	(0.88)	19.05	13.73	157,349	1.22		1.22		(0.27)		20
Year ended 12/31/16	16.96	(0.03)	1.98	1.95	(1.33)	17.58	11.84	148,883	1.26		1.26		(0.21)		37
Year ended 12/31/15	22.97	(0.05)	(1.23)	(1.28)	(4.73)	16.96	(5.74)	128,614	1.29		1.29		(0.23)		31

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $116,766 and $131,141 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco V.I. Small Cap Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.  Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Invesco V.I. Small Cap Equity Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the

Invesco V.I. Small Cap Equity Fund

collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.745%

Next $250 million	0.730%

Next $500 million	0.715%

Next $1.5 billion	0.700%

Next $2.5 billion	0.685%

Next $2.5 billion	0.670%

Next $2.5 billion	0.655%

Over $10 billion	0.640%

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020.

Invesco V.I. Small Cap Equity Fund

During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $9,439.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $36,616 for accounting and fund administrative services and was reimbursed $368,806 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2019, the Fund incurred $3,770 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Invesco V.I. Small Cap Equity Fund

Effect of Derivative Investments for the year ended December 31, 2019

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Currency
Risk

Realized Gain:
Forward foreign currency contracts	$133

The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts

Average notional value	$47,267

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2019, the Fund engaged in securities purchases of $6,530,544 and securities sales of $0, which did not result in any net realized gains (losses).

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018

Ordinary income	$179,127	$4,111,298

Long-term capital gain	32,159,606	15,273,776

Total distributions	$32,338,733	$19,385,074

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$2,399,023

Undistributed long-term capital gain	16,110,859

Net unrealized appreciation – investments	32,213,097

Net unrealized appreciation - foreign currencies	177

Temporary book/tax differences	(70,015)

Shares of beneficial interest	165,597,385

Total net assets	$216,250,526

Invesco V.I. Small Cap Equity Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2019.

During the year ended December 31, 2019, 3,350,087 Series II shares of the Fund valued at $51,926,351 were redeemed by significant shareholders and settled through a redemption-in-kind transaction, of which $2,436,366 consisted of cash, which resulted in a realized gain of $9,896,530 to the Fund for book purposes. From a federal income tax perspective, the realized gains are not recognized.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $103,008,921 and $115,451,288, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$43,836,938

Aggregate unrealized (depreciation) of investments	(11,623,841)

Net unrealized appreciation of investments	$32,213,097

Cost of investments for tax purposes is $185,605,406.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of redemption-in-kind, on December 31, 2019, undistributed net investment income was decreased by $89,268, undistributed net realized gain was decreased by $9,650,087 and shares of beneficial interest was increased by $9,739,355. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2019(a)		December 31, 2018
	Shares	Amount	Shares	Amount

Sold:
Series I	501,715	$8,900,799	705,274	$13,617,305

Series II	1,589,687	27,357,249	610,379	11,139,397

Issued as reinvestment of dividends:
Series I	828,605	13,821,130	433,837	8,819,904

Series II	1,185,506	18,517,603	549,125	10,565,170

Reacquired:
Series I	(1,321,243)	(23,951,793)	(1,946,379)	(39,353,535)

Series II	(4,807,788)	(76,753,793)	(1,480,032)	(27,739,982)

Net increase (decrease) in share activity	(2,023,518)	$(32,108,805)	(1,127,796)	$(22,951,741)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 72% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Small Cap Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Small Cap Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Small Cap Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Small Cap Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,060.90	$4.99	$1,020.37	$4.89	0.96%
Series II	1,000.00	1,060.50	6.23	1,019.16	6.11	1.21

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Small Cap Equity Fund

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$32,159,606
Corporate Dividends Received Deduction*	99.99%
Qualified Dividend Income*	0.00%
U.S. Treasury Obligations*	0.00%

                *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Small Cap Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Invesco V.I. Small Cap Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Invesco V.I. Small Cap Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Small Cap Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Small Cap Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Small Cap Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer - Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Invesco V.I. Small Cap Equity Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Small Cap Equity Fund

Annual Report to Shareholders	December 31, 2019

Invesco V.I. Technology Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

    If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

    You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Invesco Distributors, Inc.	I-VITEC-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2019, Series I shares of Invesco V.I. Technology Fund (the Fund) underperformed the NASDAQ Composite Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/18 to 12/31/19, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	35.88%
Series II Shares	35.56
NASDAQ Composite Index▼ (Broad Market/Style-Specific Index)	36.69
Lipper VUF Science & Technology Funds Classification Average∎ (Peer Group)	39.68

Source(s): ▼Bloomberg LP; ∎Lipper Inc.

Market conditions and your Fund

Equity markets rallied in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and indication that the US Federal Reserve (the Fed) would not raise interest rates in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

    Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

    Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the

Fed cut interest rates by 0.25% in July and again in September 2019.1 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

    Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. Risk assets surged higher as a result of a delay in the Brexit agreement until January 2020, optimism that phase one of a US-China trade deal would be completed and better-than-expected third-quarter corporate earnings results. The US economy rose higher than expected, at 2.1% during the third quarter of 2019.2 During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

    Given this landscape, the Fund produced a strong, double-digit return but underperformed its style-specific benchmark during the year. Relative underperformance was primarily driven by stock selection in and overweight exposure to the diversified telecommunication services industry and an underweight allocation to the technology hardware, storage and peripherals industry, as well as stock selection in the software industry. Conversely, stock selection in the entertainment, biotechnology, interactive media & services and internet & direct marketing retail industries contributed to the Fund’s relative performance.

    Top individual detractors from the Fund’s performance for the year included Intelsat, Lyft and Uber. Intelsat operates satellite services and our thesis for owning the stock was based on our positive view of its spectrum assets, given growing bottlenecks in wireless capacity driven by trends in smartphone usage. Spectrum is the term for invisible radio frequencies that wireless signals travel over. In November, the Federal Communications Commission surprised investors by pursuing a public auction of the highly valuable C-Band spectrum, which is required for the rollout of 5G in the US, rather than allowing a consortium (of which Intelsat was a member) to clear the spectrum. While the impact on Intel-sat’s stock was disappointing, we added to our position in the company, as we believed the situation remains fluid and we continued to be bullish on the potential value of its spectrum.

    Ridesharing companies Lyft and Uber both issued initial public offerings (IPOs) during the year. The Fund did not participate in Uber’s IPO and instead purchased shares in the secondary trading market. Both companies faced pressure in the second half of the year due to regulatory

Portfolio Composition
By sector	% of total net assets

Information Technology	47.40%
Communication Services	24.63
Consumer Discretionary	15.35
Health Care	12.14
Industrials	0.33
Money Market Funds Plus Other
Assets Less Liabilities	0.15

Top 10 Equity Holdings*
% of total net assets

1. Amazon.com, Inc.	7.38%
2. Microsoft Corp.	6.41
3. Apple, Inc.	5.75
4. Alibaba Group Holding Ltd., ADR	5.48
5. Alphabet, Inc., Class A	5.18
6. Facebook, Inc., Class A	4.97
7. Broadcom, Inc.	3.84
8. Applied Materials, Inc.	3.65
9. Illumina, Inc.	3.18
10. Activision Blizzard, Inc.	2.94

Total Net Assets	$137.5 million

Total Number of Holdings*	46

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2019.

Invesco V.I. Technology Fund

headwinds related to the advancement of California Assembly Bill 5 (AB5), which is designed to extend employee classification status to rideshare drivers, giving them greater benefits, such as a protected minimum wage, sick days and health insurance. Though AB5 is not yet in effect, and a settlement or appeal of the law could still materialize, the advancement of the law has increased uncertainty for the ridesharing business model in California. In the long term, we believed the ridesharing industry has a large, underpenetrated market and potential to benefit from autonomous driving. Thus, we continued to hold Lyft but exited our position in Uber before the close of the year.

    Top individual contributors to the Fund’s performance during the year included Apple, Microsoft and Facebook. Though Apple benefited the Fund’s absolute performance, an underweight position in the stock detracted from the Fund’s performance relative to the style-specific benchmark. At the beginning of the year, the Fund’s underweight exposure was based on our belief that Apple, while offering a number of positive characteristics, was not fully pricing in real risks associated with geopolitics, slowing global growth and foreign exchange rates. We later reduced our underweight exposure, as our analysis revealed that demand for the new iPhone was exceeding orders in the supply chain.

    During the year, Microsoft contributed to the Fund on an absolute basis. However, the Fund’s underweight exposure versus its style-specific benchmark detracted from the Fund’s performance. Investor confidence in Microsoft grew following strong growth in Azure, its cloud computing platform. Additionally, Microsoft was awarded the $10 billion Joint Enterprise Defense Infrastructure (JEDI) contract from the US Department of Defense, further strengthening its competitive position. We see opportunity for Microsoft to grow revenue and profits as customers continue their digital transformation into the cloud.

    Social media giant Facebook reported strong earnings results during the year, showcasing an increase in the number of users worldwide, as well as increased revenue. Going forward, we believed increasing monetization for areas of Facebook, such as “Stories,” “Watch” and “Messenger,” as well as improving margins from slowing regulatory and privacy costs would be more impactful to the company in the future.

    At year-end, based on our fundamental, bottom-up research approach, the Fund maintained overweight exposures to the communication services, information technology (IT), consumer discretionary and health care sectors relative to the style-specific benchmark. Within the communication services and consumer discretionary sectors, we are focused on technology-driven share shift capabilities, demographics and changing behaviors. Within IT, the Fund had overweight positions in the semiconductors, IT services and software industries. Within health care, given the potential for increased volatility during an election year, the Fund remained relatively underweight in the biopharmaceutical industry. The Fund also held underweight exposure to the industrials sector relative to the style-specific benchmark. Additionally, the Fund lacked exposure to the financials and consumer staples sectors, two sectors where the style-specific benchmark maintained slight exposure.

    Central bank actions in 2019 supported continued growth by keeping the cost of debt low. The labor market remains healthy with employment and wage gains, which is beneficial to consumers. However, these are clearly the late innings of the economic cycle and, therefore, we expect only modest growth from here, as well as continued volatility spurred by trade and election headlines. Prolonged cyclical growth is likely to be scarce and we believe the market will continue to favor companies that can produce growth and compound earnings despite the economic cycle. We believe change is the fuel for growth. Thus, we are seeking to identify “share-takers,” companies that can gain market share through technology-enabled advantages in their business models and from disruptive shifts in consumer behavior.

    Thank you for your commitment to the Invesco V.I. Technology Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: Bureau of Economic Analysis

Portfolio managers:

Janet Luby

Erik Voss - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Technology Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1	Source: Bloomberg LP
2	Source: Lipper Inc.

Past performance cannot guarantee future

results.

Average Annual Total Returns
As of 12/31/19

Series I Shares
Inception (5/20/97)	6.97%
10 Years	13.19
5 Years	14.14
1 Year	35.88

Series II Shares
Inception (4/30/04)	9.14%
10 Years	12.91
5 Years	13.85
1 Year	35.56

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.03% and 1.28%, respectively. The expense ratios presented above may vary from the ex-

pense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Technology Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Technology Fund

Invesco V.I. Technology Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The NASDAQ Composite Index is a broad-based, market index of the common stocks and similar securities listed on the Nasdaq stock market.
∎	The Lipper VUF Science & Technology Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Science & Technology Funds classification.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Technology Fund

Schedule of Investments(a)

December 31, 2019

	Shares	Value
Common Stocks & Other Equity Interests–99.85%
Alternative Carriers–1.05%
Intelsat S.A.(b)	204,319	$1,436,363

Application Software–5.24%
Adobe, Inc.(b)	4,935	1,627,612

salesforce.com, inc.(b)	21,023	3,419,181

Splunk, Inc.(b)	14,430	2,161,181

		7,207,974

Consumer Electronics–1.82%
Sony Corp. (Japan)	36,800	2,504,858

Data Processing & Outsourced Services–9.08%
Fidelity National Information Services, Inc.	7,416	1,031,491

Fiserv, Inc.(b)	26,835	3,102,931

Mastercard, Inc., Class A	7,909	2,361,548

PayPal Holdings, Inc.(b)	18,256	1,974,752

Visa, Inc., Class A	21,378	4,016,926

		12,487,648

Health Care Equipment–5.94%
Abbott Laboratories	19,443	1,688,819

Boston Scientific Corp.(b)	47,650	2,154,733

DexCom, Inc.(b)	2,178	476,416

Intuitive Surgical, Inc.(b)	2,345	1,386,247

Teleflex, Inc.	6,519	2,454,012

		8,160,227

Interactive Home Entertainment–10.22%
Activision Blizzard, Inc.	68,117	4,047,512

Electronic Arts, Inc.(b)	16,027	1,723,063

Nintendo Co. Ltd. (Japan)	9,700	3,915,368

Sea Ltd., ADR (Taiwan)(b)	58,676	2,359,949

Take-Two Interactive Software, Inc.(b)	11,553	1,414,434

Ubisoft Entertainment S.A. (France)(b)	8,589	594,158

		14,054,484

Interactive Media & Services–11.81%
Alphabet, Inc., Class A(b)	5,316	7,120,197

Alphabet, Inc., Class C(b)	1,114	1,489,440

Facebook, Inc., Class A(b)	33,269	6,828,462

Match Group, Inc.(b)(c)	9,695	796,057

		16,234,156

Internet & Direct Marketing Retail–13.53%
Alibaba Group Holding Ltd., ADR (China)(b)	35,555	7,541,215

Amazon.com, Inc.(b)	5,489	10,142,794

Booking Holdings, Inc.(b)	446	915,964

		18,599,973

	Shares	Value
Life Sciences Tools & Services–5.96%
10X Genomics, Inc., Class A(b)	13,746	$1,048,132

Illumina, Inc.(b)	13,181	4,372,665

IQVIA Holdings, Inc.(b)	7,951	1,228,509

Thermo Fisher Scientific, Inc.	4,762	1,547,031

		8,196,337

Managed Health Care–0.25%
UnitedHealth Group, Inc.	1,161	341,311

Movies & Entertainment–1.55%
Netflix, Inc.(b)	6,591	2,132,650

Semiconductor Equipment–5.50%
Applied Materials, Inc.	82,340	5,026,034

ASML Holding N.V., New York Shares (Netherlands)	8,575	2,537,685

		7,563,719

Semiconductors–12.55%
Broadcom, Inc.	16,700	5,277,534

NVIDIA Corp.	9,264	2,179,819

QUALCOMM, Inc.	30,781	2,715,808

Semtech Corp.(b)	68,797	3,639,361

Silicon Motion Technology Corp., ADR (Taiwan)	67,967	3,446,607

		17,259,129

Systems Software–9.27%
Microsoft Corp.	55,915	8,817,796

Palo Alto Networks, Inc.(b)	7,496	1,733,450

ServiceNow, Inc.(b)	7,770	2,193,626

		12,744,872

Technology Hardware, Storage & Peripherals–5.75%
Apple, Inc.	26,921	7,905,352

Trucking–0.33%
Lyft, Inc., Class A(b)	10,458	449,903

Total Common Stocks & Other Equity Interests (Cost $67,796,639)		137,278,956

Money Market Funds–0.72%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(d)	344,022	344,022

Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(d)	253,945	254,021

Invesco Treasury Portfolio, Institutional Class, 1.49%(d)	393,168	393,168

Total Money Market Funds (Cost $991,221)		991,211

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.57% (Cost $68,787,860)		138,270,167

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-0.53%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%(d)(e)	550,517	$550,517

Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(d)(e)	183,450	183,505

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $734,022)		734,022

TOTAL INVESTMENTS IN SECURITIES-101.10% (Cost $69,521,882)		139,004,189

OTHER ASSETS LESS LIABILITIES-(1.10)%		(1,512,100)

NET ASSETS-100.00%		$137,492,089

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2019.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in securities, at value (Cost $67,796,639)*	$137,278,956

Investments in affiliated money market funds, at value (Cost $1,725,243)	1,725,233

Foreign currencies, at value (Cost $149)	150

Receivable for:
Fund shares sold	79,958

Dividends	1,933

Investment for trustee deferred compensation and retirement plans	70,594

Total assets	139,156,824

Liabilities:
Payable for:
Fund shares reacquired	730,695

Amount due custodian	18,072

Collateral upon return of securities loaned	734,022

Accrued fees to affiliates	60,492

Accrued other operating expenses	44,159

Trustee deferred compensation and retirement plans	77,295

Total liabilities	1,664,735

Net assets applicable to shares outstanding	$137,492,089

Net assets consist of:
Shares of beneficial interest	$54,325,192

Distributable earnings	83,166,897

$137,492,089

Net Assets:
Series I	$127,308,321

Series II	$10,183,768

Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	4,675,574

Series II	397,340

Series I:
Net asset value per share	$27.23

Series II:
Net asset value per share	$25.63

*	At December 31, 2019, securities with an aggregate value of $718,690 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2019

Investment income:
Dividends (net of foreign withholding taxes of $19,550)	$763,880

Dividends from affiliated money market funds (includes securities lending income of $28,845)	58,473

Total investment income	822,353

Expenses:
Advisory fees	984,595

Administrative services fees	215,203

Custodian fees	11,650

Distribution fees - Series II	25,871

Transfer agent fees	27,146

Trustees’ and officers’ fees and benefits	20,270

Reports to shareholders	7,284

Professional services fees	36,711

Other	2,120

Total expenses	1,330,850

Less: Fees waived	(1,657)

Net expenses	1,329,193

Net investment income (loss)	(506,840)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $188,543)	15,220,855

Foreign currencies	2,964

15,223,819

Change in net unrealized appreciation (depreciation) of:
Investment securities	25,304,086

Foreign currencies	(4)

25,304,082

Net realized and unrealized gain	40,527,901

Net increase in net assets resulting from operations	$40,021,061

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018

Operations:
Net investment income (loss)	$(506,840)	$(667,086)

Net realized gain	15,223,819	10,614,800

Change in net unrealized appreciation (depreciation)	25,304,082	(10,726,385)

Net increase (decrease) in net assets resulting from operations	40,021,061	(778,671)

Distributions to shareholders from distributable earnings:
Series I	(10,151,000)	(5,582,826)

Series II	(904,027)	(539,546)

Total distributions from distributable earnings	(11,055,027)	(6,122,372)

Share transactions–net:
Series I	(9,079,975)	2,448,136

Series II	(1,576,636)	844,764

Net increase (decrease) in net assets resulting from share transactions	(10,656,611)	3,292,900

Net increase (decrease) in net assets	18,309,423	(3,608,143)

Net assets:
Beginning of year	119,182,666	122,790,809

End of year	$137,492,089	$119,182,666

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/19	$21.92	$(0.09)	$ 7.71	$ 7.62	$(2.31)	$27.23	35.88%	$127,308	0.99%(d)	0.99%(d)	(0.36)%(d)	46%
Year ended 12/31/18	22.97	(0.12)	0.22	0.10	(1.15)	21.92	(0.45)	109,596	1.03	1.03	(0.47)	48
Year ended 12/31/17	17.89	(0.09)	6.34	6.25	(1.17)	22.97	35.13	113,352	1.06	1.06	(0.41)	43
Year ended 12/31/16	18.83	(0.06)	(0.06)	(0.12)	(0.82)	17.89	(0.76)	87,632	1.10	1.10	(0.33)	52
Year ended 12/31/15	19.75	(0.11)	1.29	1.18	(2.10)	18.83	6.82	107,257	1.15	1.15	(0.53)	61
Series II
Year ended 12/31/19	20.79	(0.15)	7.30	7.15	(2.31)	25.63	35.56	10,184	1.24(d)	1.24(d)	(0.61)(d)	46
Year ended 12/31/18	21.89	(0.17)	0.22	0.05	(1.15)	20.79	(0.71)	9,587	1.28	1.28	(0.72)	48
Year ended 12/31/17	17.14	(0.14)	6.06	5.92	(1.17)	21.89	34.74	9,439	1.31	1.31	(0.66)	43
Year ended 12/31/16	18.12	(0.10)	(0.06)	(0.16)	(0.82)	17.14	(1.01)	6,799	1.35	1.35	(0.58)	52
Year ended 12/31/15	19.13	(0.15)	1.24	1.09	(2.10)	18.12	6.56	8,043	1.40	1.40	(0.78)	61

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $120,927 and $10,352 for Series I and Series II shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco V.I. Technology Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Invesco V.I. Technology Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security.Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the

Invesco V.I. Technology Fund

collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.	Other Risks – The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.750%

Next $250 million	0.740%

Next $500 million	0.730%

Next $1.5 billion	0.720%

Next $2.5 billion	0.710%

Next $2.5 billion	0.700%

Next $2.5 billion	0.690%

Over $10 billion	0.680%

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund

Invesco V.I. Technology Fund

operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $1,657.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $18,669 for accounting and fund administrative services and was reimbursed $196,534 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2019, the Fund incurred $882 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used.Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$130,264,572	$7,014,384	$–	$137,278,956

Money Market Funds	1,725,233	–	–	1,725,233

Total Investments	$131,989,805	$7,014,384	$–	$139,004,189

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each

Invesco V.I. Technology Fund

transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2019, the Fund engaged in securities purchases of $0 and securities sales of $318,708, which resulted in net realized gains of $188,543.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018

Ordinary income	$–	$1,229,123

Long-term capital gain	11,055,027	4,893,249

Total distributions	$11,055,027	$6,122,372

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$1,042,665

Undistributed long-term capital gain	13,547,179

Net unrealized appreciation – investments	68,635,759

Net unrealized appreciation (depreciation) - foreign currencies	(4)

Temporary book/tax differences	(58,702)

Shares of beneficial interest	54,325,192

Total net assets	$137,492,089

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $59,438,476 and $80,706,888, respectively. Cost of

Invesco V.I. Technology Fund

investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$70,979,125

Aggregate unrealized (depreciation) of investments	(2,343,366)

Net unrealized appreciation of investments	$68,635,759

Cost of investments for tax purposes is $70,368,430.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2019, undistributed net investment income (loss) was increased by $508,705 and undistributed net realized gain was decreased by $508,705. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

		Summary of Share Activity
	Year ended December 31, 2019(a)		Year ended December 31, 2018
	Shares	Amount	Shares	Amount
Sold:
Series I	672,084	$16,955,731	1,041,909	$26,582,108

Series II	39,526	966,364	86,082	2,113,927

Issued as reinvestment of dividends:
Series I	412,475	10,151,000	209,251	5,582,826

Series II	39,000	904,027	21,301	539,546

Reacquired:
Series I	(1,409,534)	(36,186,706)	(1,185,392)	(29,716,798)

Series II	(142,286)	(3,447,027)	(77,423)	(1,808,709)

Net increase (decrease) in share activity	(388,735)	$(10,656,611)	95,728	$3,292,900

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Technology Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Technology Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Technology Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America..

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Technology Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]	Annualized Expense Ratio
Series I	$1,000.00	$1,099.50	$5.24	$1,020.21	$5.04	0.99%
Series II	1,000.00	1,097.90	6.56	1,018.95	6.31	1.24

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Technology Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Funds designate the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended December 31, 2019:

Federal and State Income Tax
Long-term Capital Gain Distribution	$11,055,027
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Technology Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Invesco V.I. Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Invesco V.I. Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers—(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Invesco V.I. Technology Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Technology Fund

Annual Report to Shareholders	December 31, 2019
Invesco V.I. Value Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Invesco Distributors, Inc.	VK-VIVOPP-AR-1

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2019, Series I shares of Invesco V.I. Value Opportunities Fund (the Fund) underperformed the S&P 1500 Value Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes Total returns, 12/31/18 to 12/31/19, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.
Series I Shares	30.61%
Series II Shares	30.12
S&P 500 Index▼ (Broad Market Index)	31.49
S&P 1500 Value Index▼ (Style-Specific Index)	31.31
Lipper VUF Multi-Cap Value Funds Index∎ (Peer Group Index)	26.30

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Equity markets rallied in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and indication that the US Federal Reserve (the Fed) would not raise interest rates in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019.1 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. Risk assets surged higher as a result of a delay in the Brexit agreement until January 2020, optimism that phase one of a US-China trade deal would be completed and better-than-expected third-quarter corporate earnings results. The US economy rose higher than expected, at 2.1% during the third quarter of 2019.2 During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.1 All sectors within the S&P 500 Index posted double-digit gains with information technology performing the best and energy performing the worst.

    During the year, we continued implementing our intrinsic value strategy, seeking to create wealth by maintaining a long-term investment horizon and investing in companies selling at a significant discount to our estimate of their intrinsic value. We believe intrinsic value represents the fair economic worth of a business. Since our application of this strategy is highly disciplined and relatively unique, it is important to understand the benefits and limitations of our process. First, the investment strategy is intended to preserve capital while growing it at above market rates over the long term. Second, the investments generally have little in common with popular stock market indexes and most of our peers. And third, the Fund’s short-term relative performance will naturally be different from stock market indexes and peers and have little information value since we typically structure the portfolio significantly differently than these benchmarks.

    During the year, drivers of Fund performance were mainly stock-specific. Crown Holdings was the largest contributor to Fund performance. The company is one of the world’s largest producers of metal packaging. Shares of Crown Holdings rose as tighter capacity utilization in North America drove pricing improvements in the core packaging business. We sold some of our position in the company during the year, as the stock price appreciated. Engineering and construction company AECOM was also a large contributor to Fund performance. The company is one of the largest global providers of design, construction and management services for end markets, such as water, transportation and energy. Shares of AECOM rose after management reported strong financial results

Portfolio Composition
By sector	% of total net assets

Industrials	23.45%
Financials	18.95
Consumer Discretionary	11.67
Health Care	11.39
Materials	11.17
Energy	10.81
Information Technology	6.59
Consumer Staples	3.77
Communication Services	0.20
Money Market Funds Plus Other Assets Less Liabilities	2.00

Top 10 Equity Holdings*
% of total net assets

1. Owens Corning	4.65%
2. AECOM	4.26
3. LKQ Corp.	4.09
4. Masco Corp.	4.01
5. MGIC Investment Corp.	3.81
6. Spectrum Brands Holdings, Inc.	3.77
7. Citigroup, Inc.	3.59
8. Flex Ltd.	3.53
9. Sealed Air Corp.	3.45
10. Oracle Corp.	3.06

Total Net Assets	$91.4 million
Total Number of Holdings*	43

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings, if any.

Data presented here are as of December 31, 2019.

Invesco V.I. Value Opportunities Fund

and announced the intent to spinoff the company’s government services segment, citing the market’s failure to appreciate the value of this business.

Specialty chemicals company Chemours was the largest detractor from the Fund’s performance during the year. The company was negatively affected by investor concern surrounding possible legal and environmental liabilities. We believe the stock’s decline was an overreaction and we added to the Fund’s position at lower prices during the year. Engineering and construction company Fluor was also a large detractor from Fund performance. Fluor is one of the largest global providers of engineering, procurement, construction, fabrication, operations and maintenance services for markets such as, oil and gas, chemicals, mining and metals. Shares of the company fell after management announced larger-than-expected project costs following the replacement of its chief executive officer in the second quarter and reported disappointing financial results for the third quarter.

For some time, we have found very limited investment opportunities in the yield-oriented sectors of utilities and real estate investment trusts, given their unattractive valuations. Our underweight exposure to these sectors helped the Fund’s performance relative to the S&P 1500 Value Index, as these defensive sectors underperformed during the year.

At the close of the year, given our focus on intrinsic value and a long-term investment horizon, the Fund was positioned toward more economically-sensitive stocks than its peers. We believe the single most important indicator of how the Fund is positioned for potential future success is not our recent investment results or popular statistical measures, but rather the difference between current market prices and the Fund’s estimated intrinsic value – the aggregate business value of the portfolio based on our estimate of intrinsic value for each individual holding.

At the end of the year, the difference between the market price and the estimated intrinsic value of the Fund was very attractive, according to our estimation. While there is no assurance that market value will ever reflect our estimate of the Fund’s intrinsic value, we believe the gap between price and estimated intrinsic value may provide above-average capital appreciation.

We will continue to work hard to protect and grow the Fund’s estimated intrinsic value. We thank you for your investment and for sharing our long-term investment perspective.

1 Source: US Federal Reserve

2 Source: Bureau of Economic Analysis

Portfolio managers:

Jonathan Edwards - Lead

Jonathan Mueller

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Invesco V.I. Value Opportunities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/09

1   Source: RIMES Technologies Corp.

2   Source: Lipper Inc.

Past performance cannot guarantee future results.

Average Annual Total Returns
As of 12/31/19

Series I Shares
Inception (9/10/01)	4.81%
10 Years	8.67
5 Years	5.62
1 Year	30.61
Series II Shares
Inception (9/10/01)	4.54%
10 Years	8.37
5 Years	5.32
1 Year	30.12
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.01% and

1.26%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Invesco V.I. Value Opportunities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Invesco V.I. Value Opportunities Fund

Invesco V.I. Value Opportunities Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of December 31, 2019, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The S&P 1500® Value Index tracks the performance of US large-, mid-and small-cap value stocks.
∎	The Lipper VUF Multi-Cap Value Funds Index is an unmanaged index considered representative of multicap value variable insurance underlying funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

∎

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Value Opportunities Fund

Schedule of Investments(a)

December 31, 2019

	Shares	Value

Common Stocks & Other Equity Interests–98.00%

Advertising–0.20%

Interpublic Group of Cos., Inc. (The)	4,100	$94,710
Omnicom Group, Inc.	1,115	90,337
		185,047

Agricultural & Farm Machinery–2.35%

AGCO Corp.	27,789	2,146,700

Auto Parts & Equipment–5.11%

Dana, Inc.	137,327	2,499,351
Delphi Technologies PLC	168,809	2,165,820
		4,665,171

Building Products–8.66%

Masco Corp.	76,308	3,662,021
Owens Corning	65,200	4,245,824
		7,907,845

Construction & Engineering–5.29%

AECOM(b)	90,245	3,892,267
Fluor Corp.	49,900	942,112
		4,834,379

Consumer Finance–1.11%

SLM Corp.	113,400	1,010,394

Distributors–4.09%

LKQ Corp.(b)	104,600	3,734,220

Diversified Banks–5.46%

Bank of America Corp.	48,374	1,703,732

Citigroup, Inc.	41,072	3,281,242
		4,984,974

Diversified Chemicals–4.20%

Chemours Co. (The)	66,137	1,196,418
Huntsman Corp.	109,500	2,645,520
		3,841,938

Electrical Components & Equipment–2.07%

nVent Electric PLC	74,100	1,895,478

Electronic Manufacturing Services–3.53%

Flex Ltd.(b)	255,765	3,227,754

Health Care Distributors–2.15%

McKesson Corp.	14,200	1,964,144

Health Care Facilities–1.99%

Brookdale Senior Living, Inc.(b)	249,851	1,816,417

Health Care Services–1.66%

Cigna Corp.	7,400	1,513,226

	Shares	Value

Hotels, Resorts & Cruise Lines–0.37%

Norwegian Cruise Line Holdings Ltd.(b)	5,800	$338,778

Household Products–3.77%

Spectrum Brands Holdings, Inc.	53,509	3,440,094

Industrial Conglomerates–2.90%

Carlisle Cos., Inc.	16,400	2,654,176

Industrial Machinery–2.17%

Crane Co.	16,800	1,451,184
Timken Co. (The)	9,500	534,945
		1,986,129

Internet & Direct Marketing Retail–2.10%

Booking Holdings, Inc.(b)	935	1,920,238

Investment Banking & Brokerage–3.02%

Goldman Sachs Group, Inc. (The)	12,000	2,759,160

Life & Health Insurance–0.06%

MetLife, Inc.	1,017	51,837

Managed Health Care–2.35%

Anthem, Inc.	7,100	2,144,413

Metal & Glass Containers–1.27%

Crown Holdings, Inc.(b)	16,000	1,160,640

Oil & Gas Exploration & Production–8.45%

Diamondback Energy, Inc.	18,400	1,708,624
Noble Energy, Inc.	84,800	2,106,432
Parsley Energy, Inc., Class A(b)	100,600	1,902,346
Pioneer Natural Resources Co.	13,200	1,998,084
		7,715,486

Oil & Gas Refining & Marketing–2.36%

Marathon Petroleum Corp.	35,800	2,156,950

Other Diversified Financial Services–2.96%

AXA Equitable Holdings, Inc.	109,200	2,705,976

Paper Packaging–3.45%

Sealed Air Corp.	79,100	3,150,553

Pharmaceuticals–3.25%

Mylan N.V.(b)	104,600	2,102,460
Novartis AG (Switzerland)	9,152	867,082
		2,969,542

Steel–2.24%

Allegheny Technologies, Inc.(b)	99,105	2,047,509

Systems Software–3.06%

Oracle Corp.	52,795	2,797,079

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Value Opportunities Fund

	Shares	Value
Thrifts & Mortgage Finance–6.35%

MGIC Investment Corp.	245,821	$3,483,284
Radian Group, Inc.	91,976	2,314,116
		5,797,400
Total Common Stocks & Other Equity Interests (Cost $79,266,028)		89,523,647

Money Market Funds–1.77%

Invesco Government & Agency Portfolio, Institutional Class, 1.50%(c)	563,912	563,912

	Shares	Value
Invesco Liquid Assets Portfolio, Institutional Class, 1.71%(c)	412,234	$412,357
Invesco Treasury Portfolio, Institutional Class, 1.49%(c)	644,471	644,471
Total Money Market Funds (Cost $1,620,651)		1,620,740
TOTAL INVESTMENTS IN SECURITIES–99.77% (Cost $80,886,679)		91,144,387
OTHER ASSETS LESS LIABILITIES–0.23%		209,691
NET ASSETS–100.00%		$91,354,078

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Value Opportunities Fund

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in securities, at value (Cost $79,266,028)	$89,523,647
Investments in affiliated money market funds, at value (Cost $1,620,651)	1,620,740
Foreign currencies, at value (Cost $3,103)	3,374
Receivable for:
Investments sold	397,772
Fund shares sold	950
Dividends	37,345
Investment for trustee deferred compensation and retirement plans	118,198
Total assets	91,702,026

Liabilities:

Payable for:
Fund shares reacquired	108,147
Amount due custodian	9,293
Accrued fees to affiliates	54,741
Accrued other operating expenses	49,261
Trustee deferred compensation and retirement plans	126,506
Total liabilities	347,948
Net assets applicable to shares outstanding	$91,354,078

Net assets consist of:

Shares of beneficial interest	$78,090,386
Distributable earnings	13,263,692
$91,354,078

Net Assets:

Series I	$67,691,431
Series II	$23,662,647

Shares outstanding, no par value, with an unlimited number of shares authorized:

Series I	12,095,555
Series II	4,237,787
Series I:
Net asset value per share	$5.60
Series II:
Net asset value per share	$5.58

Statement of Operations

For the year ended December 31, 2019

Investment income:
Dividends (net of foreign withholding taxes of $4,085)	$1,102,064
Dividends from affiliated money market funds	66,468
Total investment income	1,168,532

Expenses:

Advisory fees	627,946
Administrative services fees	152,113
Custodian fees	3,899
Distribution fees - Series II	59,069
Transfer agent fees	22,756
Trustees’ and officers’ fees and benefits	20,047
Reports to shareholders	8,248
Professional services fees	41,930
Other	2,648
Total expenses	938,656
Less: Fees waived	(3,464)
Net expenses	935,192
Net investment income	233,340

Realized and unrealized gain (loss) from:

Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $198,261)	4,534,348
Foreign currencies	497
4,534,845
Change in net unrealized appreciation (depreciation) of:
Investment securities	18,922,271
Foreign currencies	(45)
18,922,226
Net realized and unrealized gain	23,457,071
Net increase in net assets resulting from operations	$23,690,411

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Value Opportunities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2019 and 2018

	2019	2018
Operations:

Net investment income	$233,340	$162,392
Net realized gain	4,534,845	18,204,360
Change in net unrealized appreciation (depreciation)	18,922,226	(37,763,094)
Net increase (decrease) in net assets resulting from operations	23,690,411	(19,396,342)

Distributions to shareholders from distributable earnings:

Series I	(13,915,883)	(8,093,985)
Series II	(4,877,021)	(2,790,803)
Total distributions from distributable earnings	(18,792,904)	(10,884,788)

Share transactions–net:

Series I	4,066,968	(4,794,903)
Series II	1,082,646	(6,176,982)
Net increase (decrease) in net assets resulting from share transactions	5,149,614	(10,971,885)
Net increase (decrease) in net assets	10,047,121	(41,253,015)

Net assets:

Beginning of year	81,306,957	122,559,972
End of year	$91,354,078	$81,306,957

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Value Opportunities Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
			Net gains									to average		to average net		Ratio of net
			(losses)									net assets		assets without		investment
	Net asset	Net	on securities		Dividends	Distributions						with fee waivers		fee waivers		income
	value,	investment	(both	Total from	from net	from net		Net asset			Net assets,	and/or		and/or		(loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total		end of period	expenses		expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	distributions	of period	return (b)		(000’s omitted)	absorbed		absorbed		net assets		turnover (c)
Series I
Year ended 12/31/19	$5.50	$0.02	$1.51 (d)	$1.53	$(0.02)	$(1.41)	$(1.43)	$5.60	30.61	%(d)	$67,691	0.97	%(e)	0.97	%(e)	0.32	%(e)	34%
Year ended 12/31/18	7.58	0.01	(1.30)	(1.29)	(0.02)	(0.77)	(0.79)	5.50	(19.18)		59,998	1.01		1.01		0.22		45
Year ended 12/31/17	6.48	0.02	1.11 (f)	1.13	(0.03)	–	(0.03)	7.58	17.44	(f)	87,232	0.98		0.98		0.30		28
Year ended 12/31/16	7.82	0.03	1.10	1.13	(0.03)	(2.44)	(2.47)	6.48	18.34		85,722	1.01		1.02		0.43		36
Year ended 12/31/15	9.84	0.05	(1.09)	(1.04)	(0.26)	(0.72)	(0.98)	7.82	(10.40)		83,889	1.04		1.04		0.51		82
Series II
Year ended 12/31/19	5.49	0.00	1.50 (d)	1.50	–	(1.41)	(1.41)	5.58	30.12	(d)	23,663	1.22	(e)	1.22	(e)	0.07	(e)	34
Year ended 12/31/18	7.56	(0.00)	(1.30)	(1.30)	–	(0.77)	(0.77)	5.49	(19.35)		21,309	1.26		1.26		(0.03)		45
Year ended 12/31/17	6.45	0.00	1.11 (f)	1.11	0.00	–	0.00	7.56	17.23	(f)	35,328	1.23		1.23		0.05		28
Year ended 12/31/16	7.79	0.01	1.10	1.11	(0.01)	(2.44)	(2.45)	6.45	17.92		54,438	1.26		1.27		0.18		36
Year ended 12/31/15	9.79	0.02	(1.08)	(1.06)	(0.22)	(0.72)	(0.94)	7.79	(10.65)		54,887	1.29		1.29		0.26		82

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Includes litigation proceeds received during the period. Had these litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) per share would have been $1.44 and $1.43 for Series I and Series II shares, respectively. Total returns would have been lower.

(e)	Ratios are based on average daily net assets (000’s omitted) of $66,731 and $23,621 for Series I and Series II shares, respectively.
(f)

Includes litigation proceeds received during the period. Had these litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) per share would have been $1.09 and $1.09 for Series I and Series II shares, respectively. Total returns would have been lower.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Value Opportunities Fund

Notes to Financial Statements

December 31, 2019

NOTE 1–Significant Accounting Policies

Invesco V.I. Value Opportunities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Invesco V.I. Value Opportunities Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco V.I. Value Opportunities Fund

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 250 million	0.695%
First $ 250 million	0.670%
First $ 500 million	0.645%
Next $1.5 billion	0.620%
Next $2.5 billion	0.595%
Next $2.5 billion	0.570%
Next $2.5 billion	0.545%
Over $10 billion	0.520%

For the year ended December 31, 2019, the effective advisory fee rate incurred by the Fund was 0.695%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $3,464.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $12,953 for accounting and fund administrative services and was reimbursed $139,160 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the

Invesco V.I. Value Opportunities Fund

course of providing such services. For the year ended December 31, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2019, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2019, the Fund incurred $558 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$88,656,565	$867,082	$–	$89,523,647
Money Market Funds	1,620,740	–	–	1,620,740
Total Investments	$90,277,305	$867,082	$–	$91,144,387

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2019, the Fund engaged in securities purchases of $0 and securities sales of $258,385, which resulted in net realized gains of $198,261.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Value Opportunities Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018

Ordinary income	$2,447,612	$1,027,667

Long-term capital gain	16,345,292	9,857,121

Total distributions	$18,792,904	$10,884,788

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$1,173,212

Undistributed long-term capital gain	2,374,680

Net unrealized appreciation – investments	9,812,315

Net unrealized appreciation – foreign currencies	138

Temporary book/tax differences	(96,653)

Shares of beneficial interest	78,090,386

Total net assets	$91,354,078

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2019.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $29,156,610 and $40,983,898, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$17,436,075

Aggregate unrealized (depreciation) of investments	(7,623,760)

Net unrealized appreciation of investments	$9,812,315

Cost of investments for tax purposes is $81,332,072.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of fair fund adjustments and foreign currency transactions, on December 31, 2019, undistributed net investment income was increased by $1,644 and undistributed net realized gain was decreased by $1,644. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	December 31, 2019(a)		December 31, 2018
	Shares	Amount	Shares	Amount

Sold:

Series I	585,705	$3,555,762	246,902	$1,647,873

Series II	183,035	1,127,174	230,991	1,598,135

Issued as reinvestment of dividends:

Series I	2,766,577	13,915,883	1,156,284	8,093,985

Series II	971,518	4,877,021	399,257	2,790,803

Invesco V.I. Value Opportunities Fund

	Summary of Share Activity
	Year ended		Year ended
	December 31, 2019(a)		December 31, 2018
	Shares	Amount	Shares	Amount

Reacquired:

Series I	(2,173,905)	$(13,404,677)	(1,997,013)	$(14,536,761)

Series II	(801,319)	(4,921,549)	(1,418,342)	(10,565,920)

Net increase (decrease) in share activity	1,531,611	$5,149,614	(1,381,921)	$(10,971,885)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 74% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Value Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Value Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Value Opportunities Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent; We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Value Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/19)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/19)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/19)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,073.80	$5.17	$1,020.21	$5.04	0.99%
Series II	1,000.00	1,071.00	6.47	1,018.95	6.31	1.24

[1]

The actual ending account value is based on the actual total return of the Fund for the period July 1, 2019 through December 31, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Value Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$16,345,292
Corporate Dividends Received Deduction*	49.46%
Qualified Dividend Income*	0.00%
U.S. Treasury Obligations*	0.00%

                  *   The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Value Opportunities Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Person
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

Invesco V.I. Value Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett - 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch - 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Invesco V.I. Value Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Invesco V.I. Value Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern - 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired	229	None
Daniel S. Vandivort - 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Invesco V.I. Value Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Christopher L. WIlson - 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

Invesco V.I. Value Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President, Principal Executive Officer and Treasurer	1999

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

Invesco V.I. Value Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos - 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer - Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer - Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Invesco V.I. Value Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille - 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

Invesco V.I. Value Opportunities Fund

Annual Report	12/31/2019

Invesco Oppenheimer V.I. Capital Appreciation Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company. If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semi annual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange- traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Capital Appreciation Fund/VA. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

PORTFOLIO MANAGER: Erik Voss, Ido Cohen1

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/19

	Inception Date	1-Year	5-Year	10-Year
Series I Shares[2]	4/3/85	36.20%	10.52%	11.79%
Series II Shares[2]	9/18/01	35.84	10.24	11.51
S&P 500 Index		31.49	11.70	13.56
Russell 1000 Growth Index		36.39	14.63	15.22

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the Oppenheimer predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Amazon.com, Inc.	8.3%
Alphabet, Inc., Cl. C	5.3
Facebook, Inc., Cl. A	5.0
Mastercard, Inc., Cl. A	4.3
Microsoft Corp.	4.2
Lowe’s Cos., Inc.	3.1
Alibaba Group Holding Ltd., Sponsored ADR	2.8
Apple, Inc.	2.7
salesforce.com, Inc.	2.4
Activision Blizzard, Inc.	2.2

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on net assets.

SECTOR ALLOCATION

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019 and are based on total market value of investments.

For more current Fund holdings, please visit invesco.com.

1. Erik Voss and Ido Chen were named Portfolio Managers of the Fund effective June 21, 2019.

2. Effective after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses.

3       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

Fund Performance Discussion

PERFORMANCE SUMMARY

For the year ended December 31, 2019, Series I shares of Invesco Oppenheimer V.I. Capital Appreciation Fund (the Fund) performed in-line with the Russell 1000 Growth Index, the Fund’s benchmark.

On June 21, 2019, Erik Voss and Ido Cohen became the Lead Portfolio Manager and Co-Portfolio Manager, respectively, of the Fund.

Your Fund’s long-term performance appears later in this report.

MARKET CONDITIONS AND YOUR FUND

Equity markets rallied in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and indication that the US Federal Reserve (the Fed) would not raise interest rates in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019.1 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. Risk assets surged higher as a result of a delay in the Brexit agreement until January 2020, optimism that phase one of a US-China trade deal would be completed and better-than-expected third-quarter corporate earnings results. The US economy rose higher than expected, at 2.1% during the third quarter of 2019.2 During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.2 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

Given this landscape, the Fund produced a strong, double digit return, performing in-line with its benchmark during the year. Relative detractors included an overweight exposure in energy and stock selection within industrials. Ancillary cash also hurt relative performance given strong equity market returns. Relative contributors included stock selection in consumer discretionary, consumer staples and health care. An underweight exposure in health care and consumer staples was also beneficial.

Top individual detractors from Fund performance included Lyft and Uber. Ridesharing companies Lyft and Uber faced pressure on regulatory headwinds related to the advancement of California’s AB5 regulation which seeks to treat ridesharing drivers as employees rather than contractors which would require greater benefits for drivers such as a protected minimum wage, sick days and health insurance. Though this law is not yet in effect and a settlement or appeal of the law could still materialize, the advancement of the law to this stage has increased uncertainty for the ridesharing business model in California. Longer term, we believed the industry has a large, underpenetrated market and potential to benefit from autonomous driving. Thus, we continued to hold both stocks.

Top individual contributors to Fund performance during the year included Microsoft and Facebook. Investor confidence in Microsoft has grown following strong growth in its cloud platform Azure. Additionally, during the year, Microsoft was awarded the $10 billion JEDI contract from the US Department of Defense, further strengthening its competitive position. We continued to see opportunity for Microsoft to grow revenue and profits as customers continue their digital transformation into the cloud.

4       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

Social media giant Facebook reported strong earnings results during the year that showed increases in its number of users across the world and increased revenue. Going forward, we believed Facebook would improve monetization for areas such as Stories, Watch and Messenger, as well as experience potentially better profits from slowing regulatory and privacy costs.

Our fundamental bottom-up research led us to overweight exposures in communication services, consumer discretionary and financials at year end, relative to the Fund’s style-specific index. Within consumer discretionary, we are focused on technology-driven share shift, demographics and changing behaviors. Our financials position remains a small portion overall and was focused primarily on alternative asset managers which we believed had potential for sales growth and profit expansion. Underweight exposures included IT and health care. Within IT, semiconductors were the only overweight industry, given a current preference for technology-driven companies within the communication services and consumer discretionary sectors. Our health care underweight is primarily located in biopharma, given potential for increased volatility during an election year. Our industrials positioning leans into defensive, US based, highly consolidated industries with pricing power.

Central bank actions in 2019 supported continued growth by keeping the cost of debt low. The labor market remains healthy with job and wage gains, which is beneficial to consumers.

However, these are clearly the late innings of the economic cycle and, therefore, we expect only modest growth from here, as well as continued volatility spurred by trade and election headlines. Prolonged cyclical growth is likely to be scarce and we believe the market will continue to favor companies that can produce growth and compound earnings in spite of the economic cycle. We believe change is the fuel for growth. Thus, we are seeking to identify “share-takers,” companies that can gain market share through technology-enabled advantages in their business models and from disruptive shifts in consumer behavior.

Thank you for your commitment to the Invesco Oppenheimer V.I. Capital Appreciation Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: Bureau of Economic Analysis

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2019. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

5       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Series I Shares of the Fund at 12/31/19

1-Year     36.20%     5-Year     10.52%     10-Year    11.79%

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Series II Shares of the Fund at 12/31/19

1-Year     35.84%     5-Year     10.24%     10-Year    11.51%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

6       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During 6 Months Ended December 31, 2019
Series I shares	$1,000.00	$ 1,114.10	$ 4.27
Series II shares	1,000.00	1,112.70	5.61

Hypothetical (5% return before expenses)
Series I shares	1,000.00	1,021.17	4.08
Series II shares	1,000.00	1,019.91	5.36

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2019 are as follows:

Class	Expense Ratios
Series I shares	0.80%
Series II shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

7       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

SCHEDULE OF INVESTMENTS December 31, 2019

	Shares	Value
Common Stocks—100.5%
Consumer Discretionary—39.3%
Diversified Consumer Services—0.3%
Service Corp. International	51,957	$2,391,581
Entertainment—7.5%
Activision Blizzard, Inc.	269,552	16,016,780
Electronic Arts, Inc.[1]	85,345	9,175,441
IMAX Corp.[1]	98,964	2,021,834
Netflix, Inc.[1]	11,142	3,605,217
Nintendo Co. Ltd.	33,700	13,602,879
Take-Two Interactive Software, Inc.[1]	66,595	8,153,226
Vivendi SA	90,329	2,618,194
		55,193,571
Hotels, Restaurants & Leisure—3.0%
Cedar Fair LP	76,716	4,253,135
Norwegian Cruise Line Holdings Ltd.[1]	213,314	12,459,670
Restaurant Brands International, Inc.	21,875	1,394,969
Royal Caribbean Cruises Ltd.	30,847	4,118,383
		22,226,157
Household Durables—1.5%
Sony Corp.	165,800	11,285,474
Interactive Media & Services—10.3%
Alphabet, Inc., Cl. C1	28,989	38,758,873
Facebook, Inc., Cl. A1	180,188	36,983,587
		75,742,460
Internet & Catalog Retail—12.2%
Alibaba Group Holding Ltd., Sponsored ADR[1]	97,463	20,671,902
Amazon.com, Inc.[1]	32,962	60,908,502
Booking Holdings, Inc.[1]	4,101	8,422,347
		90,002,751
Media—1.2%
Altice USA, Inc., Cl. A1	181,210	4,954,281
Charter Communications, Inc., Cl. A1	6,194	3,004,586
DISH Network Corp., Cl. A1	35,517	1,259,788
		9,218,655
Specialty Retail—3.3%
CarMax, Inc.[1]	18,660	1,635,922
Lowe’s Cos., Inc.	188,209	22,539,910
		24,175,832
Consumer Staples—3.0%
Food Products—3.0%
Conagra Brands, Inc.	101,685	3,481,694
Lamb Weston Holdings, Inc.	33,068	2,844,840
Mondelez International, Inc., Cl. A	61,202	3,371,006
Nomad Foods Ltd.[1]	118,026	2,640,242
Tyson Foods, Inc., Cl. A	108,323	9,861,726
		22,199,508
Energy—0.9%
Oil, Gas & Consumable Fuels—0.9%
Marathon Petroleum Corp.	30,481	1,836,480
PBF Energy, Inc., Cl. A	89,194	2,798,016
Viper Energy Partners LP	87,455	2,156,640
		6,791,136
Financials—4.8%
Capital Markets—4.3%
Apollo Global Management, Inc., Cl. A	166,139	7,926,492
Ares Management Corp., Cl. A	219,953	7,850,122
Carlyle Group LP (The)	136,658	4,383,989
Goldman Sachs Group, Inc. (The)	9,898	2,275,847
Intercontinental Exchange, Inc.	26,126	2,417,961
KKR & Co., Inc., Cl. A	62,134	1,812,449
London Stock Exchange Group plc	18,672	1,928,671

	Shares	Value
Capital Markets (Continued)
LPL Financial Holdings, Inc.	31,516	$2,907,351
		31,502,882
Commercial Banks—0.3%
SVB Financial Group[1]	8,345	2,094,929
Insurance—0.2%
Athene Holding Ltd., Cl. A1	40,676	1,912,992
Health Care—12.2%
Biotechnology—0.9%
Alnylam Pharmaceuticals, Inc.[1]	19,347	2,228,194
BeiGene Ltd., ADR[1]	11,148	1,847,892
Bluebird Bio, Inc.[1]	4,956	434,889
Moderna, Inc.[1]	95,330	1,864,655
		6,375,630
Health Care Equipment & Supplies—5.3%
Baxter International, Inc.	67,515	5,645,604
Boston Scientific Corp.[1]	215,322	9,736,861
DexCom, Inc.[1]	10,032	2,194,400
Intuitive Surgical, Inc.[1]	11,781	6,964,338
Teleflex, Inc.	24,757	9,319,525
Zimmer Biomet Holdings, Inc.	35,828	5,362,735
		39,223,463
Health Care Providers & Services—3.2%
Humana, Inc.	14,513	5,319,305
Laboratory Corp. of America Holdings[1]	21,919	3,708,037
LHC Group, Inc.[1]	41,246	5,682,049
UnitedHealth Group, Inc.	30,372	8,928,761
		23,638,152
Life Sciences Tools & Services—2.2%
Avantor, Inc.[1]	102,133	1,853,714
Illumina, Inc.[1]	39,154	12,988,948
Thermo Fisher Scientific, Inc.	5,028	1,633,446
		16,476,108
Pharmaceuticals—0.6%
Merck & Co., Inc.	8,517	774,621
Novo Nordisk AS, Cl. B	53,056	3,077,231
Zoetis, Inc., Cl. A	6,451	853,790
		4,705,642
Industrials—9.1%
Aerospace & Defense—3.4%
Airbus SE	65,445	9,601,940
Boeing Co. (The)	4,537	1,477,973
L3Harris Technologies, Inc.	10,604	2,098,213
Lockheed Martin Corp.	12,125	4,721,233
Teledyne Technologies, Inc.[1]	20,163	6,987,286
		24,886,645
Commercial Services & Supplies—2.7%
Cintas Corp.	29,931	8,053,833
Clean Harbors, Inc.[1]	58,749	5,037,727
Waste Connections, Inc.	22,197	2,015,266
Waste Management, Inc.	38,772	4,418,457
		19,525,283
Industrial Conglomerates—0.4%
Roper Technologies, Inc.	8,415	2,980,846
Machinery—0.9%
Deere & Co.	22,573	3,910,998
Stanley Black & Decker, Inc.	16,804	2,785,095
		6,696,093
Road & Rail—1.7%
Kansas City Southern	36,572	5,601,367
Lyft, Inc., Cl. A1	47,426	2,040,267
Uber Technologies, Inc.[1]	60,929	1,812,028
Union Pacific Corp.	18,726	3,385,474
		12,839,136

8       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

	Shares	Value
Information Technology—30.3%
Communications Equipment—1.5%
Motorola Solutions, Inc.	68,967	$11,113,342
IT Services—8.1%
Fidelity National Information Services, Inc.	47,444	6,598,986
Mastercard, Inc., Cl. A	106,962	31,937,783
PayPal Holdings, Inc.[1]	58,194	6,294,845
Visa, Inc., Cl. A	78,892	14,823,807
		59,655,421
Semiconductors & Semiconductor Equipment—6.2%
Applied Materials, Inc.	134,051	8,182,473
ASML Holding NV	25,246	7,471,301
NVIDIA Corp.	21,519	5,063,421
QUALCOMM, Inc.	80,789	7,128,014
Semtech Corp.[1]	144,006	7,617,917
Silicon Motion Technology Corp., ADR	211,429	10,721,565
		46,184,691
Software—11.8%
Adobe, Inc.[1]	16,011	5,280,588

	Shares	Value
Software (Continued)
Microsoft Corp.	195,629	$30,850,693
Palo Alto Networks, Inc.[1]	38,851	8,984,294
RealPage, Inc.[1]	90,967	4,889,476
salesforce.com, Inc.[1]	109,557	17,818,351
ServiceNow, Inc.[1]	22,070	6,230,803
Splunk, Inc.[1]	50,761	7,602,475
Trade Desk, Inc. (The), Cl. A1	21,203	5,508,115
		87,164,795
Technology Hardware, Storage & Peripherals—2.7%
Apple, Inc.	68,796	20,201,945
Materials—0.9%
Chemicals—0.9%
Linde plc	6,106	1,299,967
Sherwin-Williams Co. (The)	5,038	2,939,875
Westlake Chemical Corp.	33,296	2,335,714
		6,575,556
Total Investments, at Value (Cost $517,163,117)	100.5%	742,980,676
Net Other Assets (Liabilities)	(0.5)	(3,992,790)
Net Assets	100.0%	$738,987,886

Footnotes to Schedule of Investments

1. Non-income producing security.

Glossary: Definitions
ADR	American Depositary Receipt

See accompanying Notes to Financial Statements.

9       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2019

Assets
Investments, at value—unaffiliated companies (cost $517,163,117)—see accompanying schedule of investments	$ 742,980,676
Receivables and other assets:
Investments sold	1,018,570
Dividends	409,285
Shares of beneficial interest sold	109,596
Other	115,704

Total assets	744,633,831

Liabilities
Amount due to custodian	448,291
Payables and other liabilities:
Shares of beneficial interest redeemed	4,642,696
Administration fee	257,820
Trustees’ compensation	109,017
Shareholder communications	68,256
Distribution and service plan fees	42,250
Transfer and shareholder servicing agent fees	17,540
Advisory fee	14,235
Other	45,840

Total liabilities	5,645,945

Net Assets	$ 738,987,886

Composition of Net Assets
Shares of beneficial interest	$407,917,227
Total distributable earnings	331,070,659

Net Assets	$ 738,987,886

Net Asset Value Per Share

Series I Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $538,247,140 and 9,005,233 shares of beneficial interest outstanding)	$59.77
Series II Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $200,740,746 and 3,421,444 shares of beneficial interest outstanding)	$58.67

See accompanying Notes to Financial Statements.

10       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2019

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $42,230)	$6,171,392
Affiliated companies	175,006
Interest	72

Total investment income	6,346,470

Expenses
Advisory fees	4,941,455
Administration fees	675,119
Distribution and service plan fees:
Series II shares	472,196
Transfer and shareholder servicing agent fees:
Series I shares	274,035
Series II shares	97,800
Shareholder communications:
Series I shares	55,390
Series II shares	20,153
Trustees’ compensation	22,437
Custodian fees and expenses	11,192
Borrowing fees	8,475
Other	76,593

Total expenses	6,654,845
Less waivers, reimbursement of expenses and offset arrangement(s)	(543,358)

Net expenses	6,111,487

Net Investment Income	234,983

Realized and Unrealized Gain
Net realized gain on:
Investment transactions in unaffiliated companies (includes net gains from securities sold to affiliates of $215,597)	107,241,836
Foreign currency transactions	12,535

Net realized gain	107,254,371
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in unaffiliated companies	103,527,211
Translation of assets and liabilities denominated in foreign currencies	4,068

Net change in unrealized appreciation/(depreciation)	103,531,279

Net Increase in Net Assets Resulting from Operations	$211,020,633

See accompanying Notes to Financial Statements.

11       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$234,983	$ 689,854

Net realized gain	107,254,371	77,503,315

Net change in unrealized appreciation/(depreciation)	103,531,279	(110,172,740)

Net increase (decrease) in net assets resulting from operations	211,020,633	(31,979,571)

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Series I shares	(49,378,533)	(43,131,733)
Series II shares	(18,651,335)	(16,387,466)

Total distributions from distributable earnings	(68,029,868)	(59,519,199)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Series I shares	(29,869,839)	(28,802,499)
Series II shares	23,369,205	(150,292,452)

Total beneficial interest transactions	(6,500,634)	(179,094,951)

Net Assets
Total increase (decrease)	136,490,131	(270,593,721)

Beginning of period	602,497,755	873,091,476

End of period	$738,987,886	$ 602,497,755

See accompanying Notes to Financial Statements.

12       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS

Series I Shares	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$48.50	$55.70	$48.36	$55.49	$64.87
Income (loss) from investment operations:
Net investment income[1]	0.06	0.09	0.15	0.12	0.22
Net realized and unrealized gain (loss)	16.80	(2.71)	12.33	(1.57)	2.25

Total from investment operations	16.86	(2.62)	12.48	(1.45)	2.47

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.19)	(0.13)	(0.22)	(0.06)
Distributions from net realized gain	(5.55)	(4.39)	(5.01)	(5.46)	(11.79)

Total dividends and/or distributions to shareholders	(5.59)	(4.58)	(5.14)	(5.68)	(11.85)

Net asset value, end of period	$59.77	$48.50	$55.70	$48.36	$55.49

Total Return, at Net Asset Value[2]	36.20%	(5.73)%	26.83%	(2.20)%	3.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$538,247	$460,708	$556,227	$501,756	$564,514

Average net assets (in thousands)	$515,169	$542,971	$539,255	$514,525	$601,110

Ratios to average net assets:[3]
Net investment income	0.10%	0.16%	0.29%	0.25%	0.36%
Expenses excluding specific expenses listed below	0.88%	0.85%	0.82%	0.83%	0.81%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]

Total expenses[5]	0.88%	0.85%	0.82%	0.83%	0.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.80%

Portfolio turnover rate[6]	73%	27%	26%	114%	60%

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from fund fees and expenses were as follows:

Year Ended December 31, 2019	0.88%
Year Ended December 31, 2018	0.85%
Year Ended December 31, 2017	0.82%
Year Ended December 31, 2016	0.83%
Year Ended December 31, 2015	0.81%

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

13       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS Continued

Series II Shares	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$47.78	$54.89	$47.73	$54.80	$64.30

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.08)	(0.05)	0.02	0.00[2]	0.07
Net realized and unrealized gain (loss)	16.52	(2.67)	12.16	(1.55)	2.22

Total from investment operations	16.44	(2.72)	12.18	(1.55)	2.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.01)	(0.06)	0.00
Distributions from net realized gain	(5.55)	(4.39)	(5.01)	(5.46)	(11.79)

Total dividends and/or distributions to shareholders	(5.55)	(4.39)	(5.02)	(5.52)	(11.79)

Net asset value, end of period	$58.67	$47.78	$54.89	$47.73	$54.80

Total Return, at Net Asset Value[3]	35.84%	(5.96)%	26.50%	(2.43)%	3.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$200,741	$141,790	$316,864	$295,226	$317,737

Average net assets (in thousands)	$188,894	$232,457	$314,506	$287,933	$332,468

Ratios to average net assets:[4]
Net investment income (loss)	(0.15)%	(0.09)%	0.04%	0.00%[5]	0.12%
Expenses excluding specific expenses listed below	1.13%	1.10%	1.07%	1.08%	1.06%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]

Total expenses[6]	1.13%	1.10%	1.07%	1.08%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.05%

Portfolio turnover rate[7]	73%	27%	26%	114%	60%

1. Calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from fund fees and expenses were as follows:

Year Ended December 31, 2019	1.13%
Year Ended December 31, 2018	1.10%
Year Ended December 31, 2017	1.07%
Year Ended December 31, 2016	1.08%
Year Ended December 31, 2015	1.06%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

14       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer V.I. Capital Appreciation Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Capital Appreciation Fund/VA (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Non-Service and Service shares received Series I and Series II shares of the Fund, respectively. Information for the Acquired Fund’s Non-Service and Service shares prior to the Reorganization is included with Series I and Series II, respectively, throughout this report.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a

15       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually to separate accounts of participating insurance companies or at other times as determined necessary by the Adviser.

E.

Master Limited Partnerships - The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital - Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

16       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

I.

Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.58

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2019, the effective advisory fees incurred by the Fund was 0.70%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $1,938,757 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.80% and 1.05%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such

17       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $7,210 and reimbursed Fund expenses of $384,508 and $145,217 for Series I and Series II shares, respectively.

Prior to the Reorganization, OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Non-Service and Service shares to 0.80% and 1.05%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $60,528 for accounting and fund administrative services and was reimbursed $614,591 for fees paid to insurance companies. Additionally, Invesco has entered into service agreements whereby JP Morgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management., Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended December 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Series II shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI at an annual rate of 0.25% of the average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the class of shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own shares of such class. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended December 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$262,729,934	$27,506,547	$—	$290,236,481
Consumer Staples	22,199,508	—	—	22,199,508

18       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Common Stocks (Continued)
Energy	$6,791,136	$—	$—	$ 6,791,136
Financials	33,582,132	1,928,671	—	35,510,803
Health Care	87,341,764	3,077,231	—	90,418,995
Industrials	57,326,063	9,601,940	—	66,928,003
Information Technology	224,320,194	—	—	224,320,194
Materials	6,575,556	—	—	6,575,556

Total Assets	$700,866,287	$42,114,389	$—	$ 742,980,676

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period January 1, 2019 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities purchases of $3,806,485 and securities sales of $611,914, which resulted in net realized gains of $215,597. For the period May 25, 2019 to December 31, 2019, the Fund engaged in transactions with affiliates as listed: Securities purchases of $9,976,512 which resulted in net realized gains (losses) of $0.

Note 5 – Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $6,423.

Note 6 – Trustee and Officer Fees and Benefits

Certain Trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 7 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 8 – Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018
Ordinary income	$2,174,989	$26,045,927
Long-term capital gain	65,854,879	33,473,272

Total distributions	$68,029,868	$59,519,199

19       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

Tax Components of Net Assets at Period-End:

2019
Undistributed ordinary income	$2,813,981
Undistributed long-term gain	106,097,903
Net unrealized appreciation - investments	222,265,771
Temporary book/tax differences	(106,996)
Shares of beneficial interest	407,917,227

Total net assets	$738,987,886

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnership transactions.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Note 9 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $504,576,604 and $563,591,117, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$228,410,977
Aggregate unrealized (depreciation) of investments	(6,145,206)

Net unrealized appreciation of investments	$222,265,771

Cost of investments for tax purposes is $521,421,994.

Note 10 – Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnership transactions, net operating loss and post financial statement adjustments, on December 31, 2019, undistributed net investment loss was increased by $3,388,685, undistributed net realized gain was increased by $4,561,572 shares of beneficial interest was decreased by $1,172,887. This reclassification had no effect on the net assets of the Fund.

Note 11 – Share Information

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2019[1]		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount
Series I Shares
Sold	222,808	$12,378,336	363,347	$19,418,739
Dividends and/or distributions reinvested	930,266	49,378,533	779,254	43,131,733
Redeemed	(1,646,179)	(91,626,708)	(1,630,524)	(91,352,971)

Net increase (decrease)	(493,105)	$(29,869,839)	(487,923)	$(28,802,499)

Series II Shares
Sold	809,631	$43,673,830	124,097	$6,689,300
Dividends and/or distributions reinvested	357,511	18,651,335	300,192	16,387,466
Redeemed	(713,247)	(38,955,960)	(3,229,296)	(173,369,218)

Net increase (decrease)	453,895	$23,369,205	(2,805,007)	$(150,292,452)

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 32% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested

20       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including, but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Note 12 - Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

21       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco Oppenheimer V.I. Capital Appreciation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer V.I. Capital Appreciation Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statements of operations and of changes in net assets for the year ended December 31, 2019, including the related notes, and the financial highlights for the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and changes in its net assets for the year ended December 31, 2019 and the financial highlights for the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer V.I. Capital Appreciation Fund (formerly known as Oppenheimer Capital Appreciation Fund/VA) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax

Long-Term Capital Gain Distributions	$65,854,879
Corporate Dividends Received Deduction*	100.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

• Fund reports and prospectuses

• Quarterly statements

• Daily confirmations

• Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco. com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

24       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSON
Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

25       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229*	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

26       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/ Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/ Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non- profit organization managing regional electricity market)

27       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange- Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

28       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

29       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021
Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian JPMorgan Chase Bank 4 Chase Metro Tech Center Brooklyn, NY 11245

30       INVESCO OPPENHEIMER V.I. CAPITAL APPRECIATION FUND

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Annual Report	12/31/2019

Invesco Oppenheimer

V.I. Conservative Balanced Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company. If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semi annual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange- traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Conservative Balanced Fund/VA. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

PORTFOLIO MANAGER: Michael Hyman1 and Magnus Krantz

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/19

	Inception Date	1-Year	5-Year	10-Year
Series I Shares[2]	2/9/87	17.51	5.23	7.27
Series II Shares[2]	5/1/02	17.22	4.95	7.00
Russell 3000 Index		31.02	11.24	13.42
Bloomberg Barclays U.S. Aggregate Bond Index		8.72	3.05	3.75
Custom Invesco Oppenheimer V.I. Conservative Balanced Index		16.33	6.11	7.37

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price and reinvested distributions. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the Oppenheimer predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Microsoft Corp.	1.9%
JPMorgan Chase & Co.	1.6
Facebook, Inc., Cl. A	1.1
Amazon.com, Inc.	1.0
Apple, Inc.	0.9
Mastercard, Inc., Cl. A	0.9
Verizon Communications, Inc.	0.9
Exxon Mobil Corp.	0.8
Walmart, Inc.	0.8
Johnson & Johnson	0.8

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on net assets.

PORTFOLIO ALLOCATION
Common Stocks	37.3%
Non-Convertible Corporate Bonds and Notes	30.5
Mortgage-Backed Obligations
Agency	11.9
CMOs	2.0
Non-Agency	5.3
Asset-Backed Securities	10.6
U.S. Government Obligations	2.4

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on the total market value of investments.

For more current Fund holdings, please visit invesco.com.

1. Michael Hyman was named Portfolio Manager of the Fund effective July 3, 2019.

2. Effective after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses.

3      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

Fund Performance Discussion

For the twelve months ended December 31, 2019, the Fund’s Series I shares had a return of 17.51%, outperforming its benchmark, the Custom Invesco Oppenheimer V.I. Conservative Balanced Index (the “Custom Index”), which returned 16.33%. The Russell 3000 Index and the Bloomberg Barclays U.S. Aggregate Bond Index, both components of the Custom Index, returned 31.02% and 8.72%, respectively, over the period.

Equity markets rallied in the first quarter of 2019, fueled by optimism about a potential US-China trade deal and indication that the US Federal Reserve (the Fed) would not raise interest rates in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as US economic data were mixed and overseas growth appeared to be slowing. Against this backdrop, the S&P 500 Index posted its best first quarter returns since 1998.

Although the S&P 500 Index posted modest gains for the second quarter of 2019, the US stock market experienced increased volatility. After four consecutive months of rising stock markets, the market sold off in May 2019, along with bond yields and oil prices, as investors weighed the impact of the lingering trade war between the US and China, as well as potential tariffs imposed on Mexico. In addition, economic data showed a slowing domestic and global economy.

Key issues that concerned investors in the second quarter of 2019 carried over into the third quarter. The US-China trade conflict worried investors and stifled business investment, even as the Fed cut interest rates by 0.25% in July and again in September 2019.1 This environment, combined with evidence of slowing global economic growth, fueled market volatility in August 2019. The US Treasury yield curve inverted several times, increasing fears of a possible US recession. As a result, August saw increased risk aversion, with investors crowding into asset classes perceived as safe havens, such as US Treasuries and gold. However, the Fed’s accommodative tone provided some support for risk assets.

Macroeconomic issues that concerned investors in the third quarter of 2019 mostly abated during the fourth quarter, providing the backdrop for strong equity market returns. Risk assets surged higher as a result of a delay in the Brexit agreement until January 2020, optimism that phase one of a US-China trade deal would be completed and better-than-expected third-quarter corporate earnings results. The US economy rose higher than expected, at 2.1% during the third quarter of 2019. During its October meeting, the Fed cut interest rates again by 0.25% based on business investment and exports remaining weak.1 Investors were also encouraged by a resilient US economy and corporate earnings, putting the US equity market on track for its largest annual rise since 2013.

EQUITY STRATEGY REVIEW

The equity portion of the portfolio outperformed the Russell 3000 Index during the reporting period as the broad equity market experienced healthy gains. The outperformance was driven by strong, broad-based stock selection with positive relative results in 8 of 11 GICS sectors. The biggest contributors included stock selection within the information technology, health care, and financials sectors. This was partially offset by weaker stock selection within the utilities and industrials sectors and slight underweight positioning to the information technology sector.

The particularly strong returns within the information technology sector were mainly driven by several holdings including First Data (no longer held at period–end), Snap, Applied Materials, and NVIDIA. The key detractors included EQT Corp., PG&E (no longer held at period–end), and Spirit Airlines. An underweight exposure to Apple also detracted from relative returns.

FIXED-INCOME STRATEGY REVIEW

In a period where credit outperformed US Treasuries, the Fund’s overweight position to credit and underweight to US Treasuries were the top contributors to relative returns. Additionally, the Fund had a small off-benchmark allocation to high yield during the reporting period which was beneficial, while an overweight to asset-backed securities and an underweight to agency mortgage-backed securities were both detractors.

1. Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2019. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the Custom Invesco Oppenheimer V.I. Conservative Balanced Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Custom Invesco Oppenheimer V.I. Conservative Balanced Index is a customized weighted index currently comprised of 65% of the Bloomberg Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

5      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Series I Shares of the Fund at 12/31/19

1-Year     17.51%     5-Year     5.23%     10-Year 7.27%

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Series II Shares of the Fund at 12/31/19

1-Year     17.22%     5-Year     4.95%     10-Year 7.00%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

6      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During 6 Months Ended December 31, 2019
Series I shares	$ 1,000.00	$ 1,049.50	$ 3.47
Series II shares	1,000.00	1,048.20	4.76

Hypothetical
(5% return before expenses)
Series I shares	1,000.00	1,021.83	3.42
Series II shares	1,000.00	1,020.57	4.70

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2019 are as follows:

Class	Expense Ratios
Series I shares	0.67%
Series II shares	0.92

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

7      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

SCHEDULE OF INVESTMENTS December 31, 2019

	Shares	Value
Common Stocks—36.3%
Consumer Discretionary—5.9%
Automobiles—0.2%
General Motors Co.	10,091	$369,331
Entertainment—0.3%
Zynga, Inc., Cl. A1	106,890	654,167
Hotels, Restaurants & Leisure—0.7%
Cedar Fair LP	5,485	304,088
McDonald’s Corp.	5,300	1,047,333
		1,351,421
Household Durables—0.3%
DR Horton, Inc.	10,580	558,095
Interactive Media & Services—1.4%
Facebook, Inc., Cl. A1	10,090	2,070,972
Snap, Inc., Cl. A1	33,890	553,424
		2,624,396
Internet & Catalog Retail—1.0%
Amazon.com, Inc.[1]	1,090	2,014,146
Specialty Retail—1.5%
Burlington Stores, Inc.[1]	3,351	764,128
CarMax, Inc.[1]	9,070	795,167
Home Depot, Inc. (The)	5,770	1,260,053
		2,819,348
Textiles, Apparel & Luxury Goods—0.5%
NIKE, Inc., Cl. B	8,910	902,672
Consumer Staples—1.9%
Beverages—0.6%
Coca-Cola Co. (The)	21,420	1,185,597
Food & Staples Retailing—0.8%
Walmart, Inc.	12,693	1,508,436
Household Products—0.5%
Procter & Gamble Co. (The)	7,430	928,007
Energy—1.8%
Energy Equipment & Services—0.3%
Schlumberger Ltd.	15,410	619,482
Oil, Gas & Consumable Fuels—1.5%
Cabot Oil & Gas Corp.	18,270	318,081
EQT Corp.	37,169	405,142
Exxon Mobil Corp.	21,820	1,522,599
Shell Midstream Partners LP	29,695	600,136
		2,845,958
Financials—7.5%
Capital Markets—0.6%
Intercontinental Exchange, Inc.	12,900	1,193,895
Commercial Banks—3.8%
Citigroup, Inc.	11,360	907,550
East West Bancorp, Inc.	21,220	1,033,414
IBERIABANK Corp.	7,010	524,558
JPMorgan Chase & Co.	21,510	2,998,494
Signature Bank (New York)	2,860	390,705
SVB Financial Group[1]	5,240	1,315,450
		7,170,171
Insurance—1.4%
American International Group, Inc.	12,200	626,226
Arthur J. Gallagher & Co.	4,190	399,014
Fidelity National Financial, Inc.	17,030	772,310
Progressive Corp. (The)	12,480	903,427
		2,700,977
Real Estate Investment Trusts (REITs)—1.7%
AGNC Investment Corp.	31,530	557,451
EPR Properties	8,940	631,522
Prologis, Inc.	15,367	1,369,814

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
SL Green Realty Corp.	6,340	$582,519
		3,141,306
Health Care—5.3%
Biotechnology—0.5%
uniQure NV1	5,100	365,466
Vertex Pharmaceuticals, Inc.[1]	2,790	610,871
		976,337
Health Care Equipment & Supplies—1.8%
Becton Dickinson & Co.	2,550	693,524
Boston Scientific Corp.[1]	15,750	712,215
CryoPort, Inc.[1]	16,840	277,186
Intuitive Surgical, Inc.[1]	1,380	815,787
Zimmer Biomet Holdings, Inc.	6,590	986,391
		3,485,103
Health Care Providers & Services—0.5%
Anthem, Inc.	3,110	939,313
Health Care Technology—0.3%
Teladoc Health, Inc.[1]	5,340	447,065
Pharmaceuticals—2.2%
AstraZeneca plc, Sponsored ADR	12,000	598,320
Bayer AG, Sponsored ADR	39,950	810,186
Johnson & Johnson	10,160	1,482,039
Merck & Co., Inc.	14,100	1,282,395
TherapeuticsMD, Inc.[1]	30,050	72,721
		4,245,661
Industrials—3.3%
Aerospace & Defense—0.5%
Lockheed Martin Corp.	2,250	876,105
Airlines—0.2%
Spirit Airlines, Inc.[1]	10,570	426,077
Commercial Services & Supplies—0.7%
ACCO Brands Corp.	48,950	458,172
IAA, Inc.[1]	7,380	347,303
Republic Services, Inc., Cl. A	5,920	530,609
		1,336,084
Industrial Conglomerates—0.6%
Honeywell International, Inc.	6,178	1,093,506
Machinery—0.3%
Stanley Black & Decker, Inc.	3,200	530,368
Professional Services—0.3%
Korn Ferry	12,820	543,568
Road & Rail—0.4%
Canadian Pacific Railway Ltd.	3,140	800,543
Trading Companies & Distributors—0.3%
Fastenal Co.	16,040	592,678
Information Technology—7.6%
Communications Equipment—0.5%
Motorola Solutions, Inc.	6,353	1,023,722
IT Services—1.9%
Accenture plc, Cl. A	3,830	806,483
Fiserv, Inc.[1]	6,281	726,272
Mastercard, Inc., Cl. A	5,440	1,624,329
Perspecta, Inc.	16,597	438,825
		3,595,909
Semiconductors & Semiconductor Equipment—2.2%
Applied Materials, Inc.	18,890	1,153,046
NVIDIA Corp.	6,001	1,412,035
QUALCOMM, Inc.	8,550	754,367
Texas Instruments, Inc.	5,860	751,779
		4,071,227

8      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

	Shares	Value
Software—2.1%
Microsoft Corp.	23,140	$3,649,178
Q2 Holdings, Inc.[1]	4,970	402,968
		4,052,146
Technology Hardware, Storage & Peripherals—0.9%
Apple, Inc.	5,950	1,747,218
Materials—0.5%
Chemicals—0.2%
Valvoline, Inc.	15,300	327,573
Metals & Mining—0.3%
Compass Minerals International, Inc.	9,440	575,462
Telecommunication Services—1.2%
Diversified Telecommunication Services—0.9%
ORBCOMM, Inc.[1]	375	1,579
Verizon Communications, Inc.	26,070	1,600,698
		1,602,277
Wireless Telecommunication Services—0.3%
T-Mobile US, Inc.[1]	8,070	632,849
Utilities—1.3%
Electric Utilities—0.4%
Duke Energy Corp.	8,430	768,901
Gas Utilities—0.2%
Suburban Propane Partners LP	22,085	482,557
Multi-Utilities—0.7%
Avista Corp.	7,410	356,347
Dominion Energy, Inc.	11,260	932,553
		1,288,900
Total Common Stocks (Cost $52,929,500)		69,048,554

	Principal Amount
Asset-Backed Securities—10.3%
Auto Loans/Leases—7.5%
American Credit Acceptance Receivables Trust:
Series 2017-4,Cl. C, 2.94%, 1/10/24[2]	$90,282	90,394
Series 2017-4,Cl. D, 3.57%, 1/10/24[2]	246,000	248,513
Series 2018-2,Cl. C, 3.70%, 7/10/24[2]	275,000	276,671
Series 2018-3,Cl. B, 3.49%, 6/13/22[2]	61,208	61,314
Series 2018-3,Cl. D, 4.14%, 10/15/24[2]	25,000	25,487
Series 2018-4,Cl. C, 3.97%, 1/13/25[2]	180,000	182,372
Series 2019-2,Cl. D, 3.41%, 6/12/25[2]	140,000	141,772
Series 2019-3,Cl. C, 2.76%, 9/12/25[2]	155,000	155,592
AmeriCredit Automobile Receivables Trust:
Series 2017-2,Cl. D, 3.42%, 4/18/23	320,000	325,616
Series 2017-4,Cl. D, 3.08%, 12/18/23	205,000	208,257
Series 2018-3,Cl. C, 3.74%, 10/18/24	260,000	270,030
Series 2019-2,Cl. C, 2.74%, 4/18/25	100,000	100,909
Series 2019-2,Cl. D, 2.99%, 6/18/25	270,000	273,058
Series 2019-3,Cl. D, 2.58%, 9/18/25	130,000	128,764
Capital Auto Receivables Asset Trust:
Series 2017-1,Cl. D, 3.15%, 2/20/25[2]	40,000	40,454
Series 2018-2,Cl. B, 3.48%, 10/20/23[2]	125,000	126,452
Series 2018-2,Cl. C, 3.69%, 12/20/23[2]	120,000	121,761
CarMax Auto Owner Trust:
Series 2016-1,Cl. D, 3.11%, 8/15/22	220,000	220,258
Series 2017-1,Cl. D, 3.43%, 7/17/23	245,000	247,980
Series 2017-4,Cl. D, 3.30%, 5/15/24	110,000	111,417
Series 2018-1,Cl. D, 3.37%, 7/15/24	75,000	76,225
Series 2018-4,Cl. C, 3.85%, 7/15/24	90,000	93,501
CPS Auto Receivables Trust:
Series 2018-A,Cl. B, 2.77%, 4/18/22[2]	97,633	97,760
Series 2018-B,Cl. B, 3.23%, 7/15/22[2]	155,000	155,486
Credit Acceptance Auto Loan Trust:
Series 2017-3A,Cl. C, 3.48%, 10/15/26[2]	220,000	223,179
Series 2018-1A,Cl. B, 3.60%, 4/15/27[2]	170,000	172,890
Series 2018-1A,Cl. C, 3.77%, 6/15/27[2]	250,000	254,908

	Principal Amount	Value
Auto Loans/Leases (Continued)
Credit Acceptance Auto Loan Trust: (Continued)
Series 2018-2A,Cl. C, 4.16%, 9/15/27[2]	$160,000	$165,368
Series 2018-3A,Cl. C, 4.04%, 12/15/27[2]	220,000	226,575
Series 2019-1A,Cl. B, 3.75%, 4/17/28[2]	100,000	102,990
Series 2019-1A,Cl. C, 3.94%, 6/15/28[2]	105,000	108,505
Drive Auto Receivables Trust:
Series 2017-1,Cl. D, 3.84%, 3/15/23	360,000	363,675
Series 2018-1,Cl. D, 3.81%, 5/15/24	160,000	162,665
Series 2018-2,Cl. D, 4.14%, 8/15/24	230,000	234,694
Series 2018-3,Cl. D, 4.30%, 9/16/24	215,000	220,567
Series 2018-5,Cl. C, 3.99%, 1/15/25	210,000	214,012
Series 2019-1,Cl. C, 3.78%, 4/15/25	340,000	345,926
Series 2019-3,Cl. D, 3.18%, 10/15/26	210,000	213,084
Series 2019-4,Cl. D, 2.70%, 2/16/27	85,000	84,420
DT Auto Owner Trust:
Series 2016-4A,Cl. E, 6.49%, 9/15/23[2]	75,000	76,934
Series 2017-1A,Cl. D, 3.55%, 11/15/22[2]	118,437	119,093
Series 2017-2A,Cl. D, 3.89%, 1/15/23[2]	167,921	169,113
Series 2017-3A,Cl. D, 3.58%, 5/15/23[2]	75,000	75,539
Series 2017-3A,Cl. E, 5.60%, 8/15/24[2]	195,000	201,978
Series 2017-4A,Cl. D, 3.47%, 7/17/23[2]	205,000	206,471
Series 2017-4A,Cl. E, 5.15%, 11/15/24[2]	225,000	231,882
Series 2018-3A,Cl. B, 3.56%, 9/15/22[2]	270,000	272,401
Series 2018-3A,Cl. C, 3.79%, 7/15/24[2]	105,000	106,701
Series 2019-2A,Cl. D, 3.48%, 2/18/25[2]	130,000	131,855
Series 2019-3A,Cl. D, 2.96%, 4/15/25[2]	75,000	75,064
Series 2019-4A,Cl. D, 2.85%, 7/15/25[2]	220,000	220,203
Exeter Automobile Receivables Trust:
Series 2018-1A,Cl. B, 2.75%, 4/15/22[2]	38,698	38,714
Series 2018-4A,Cl. B, 3.64%, 11/15/22[2]	220,000	221,081
Series 2019-1A,Cl. D, 4.13%, 12/16/24[2]	255,000	263,311
Series 2019-2A,Cl. C, 3.30%, 3/15/24[2]	322,000	326,820
Series 2019-4A,Cl. D, 2.58%, 9/15/25[2]	230,000	228,017
Flagship Credit Auto Trust, Series 2016-1, Cl. C, 6.22%, 6/15/22[2]	380,000	389,922
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22[2]	105,589	105,836
GM Financial Automobile Leasing Trust:
Series 2017-3,Cl. C, 2.73%, 9/20/21	120,000	120,131
Series 2018-2,Cl. C, 3.50%, 4/20/22	145,000	146,413
Prestige Auto Receivables Trust, Series 2019-1A, Cl. C, 2.70%, 10/15/24[2]	115,000	115,686
Santander Drive Auto Receivables Trust:
Series 2017-1,Cl. E, 5.05%, 7/15/24[2]	410,000	421,265
Series 2017-3,Cl. D, 3.20%, 11/15/23	295,000	298,658
Series 2018-1,Cl. D, 3.32%, 3/15/24	110,000	111,172
Series 2018-2,Cl. D, 3.88%, 2/15/24	170,000	174,121
Series 2018-5,Cl. C, 3.81%, 12/16/24	225,000	228,395
Series 2019-2,Cl. D, 3.22%, 7/15/25	195,000	198,947
Series 2019-3,Cl. D, 2.68%, 10/15/25	165,000	164,433
Santander Retail Auto Lease Trust:
Series 2019-A,Cl. C, 3.30%, 5/22/23[2]	320,000	325,748
Series 2019-B,Cl. C, 2.77%, 8/21/23[2]	115,000	115,545
Series 2019-C,Cl. C, 2.39%, 11/20/23[2]	205,000	203,577
United Auto Credit Securitization Trust, Series 2019-1, Cl. C, 3.16%, 8/12/24[2]	150,000	151,152
Westlake Automobile Receivables Trust:
Series 2017-2A,Cl. E, 4.63%, 7/15/24[2]	320,000	326,305
Series 2018-1A,Cl. D, 3.41%, 5/15/23[2]	315,000	318,610
Series 2018-3A,Cl. B, 3.32%, 10/16/23[2]	252,000	253,986

9      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Auto Loans/Leases (Continued)
Westlake Automobile Receivables Trust: (Continued)
Series 2019-3A,Cl. C, 2.49%, 10/15/24[2]	$265,000	$265,159
		14,273,739
Credit Cards—1.0%
World Financial Network Credit Card Master Trust:
Series 2018-A,Cl. A, 3.07%, 12/16/24	540,000	546,079
Series 2018-B,Cl. A, 3.46%, 7/15/25	245,000	250,631
Series 2018-C,Cl. A, 3.55%, 8/15/25	490,000	502,290
Series 2019-A,Cl. A, 3.14%, 12/15/25	75,000	76,681
Series 2019-B,Cl. A, 2.49%, 4/15/26	260,000	262,228
Series 2019-C,Cl. A, 2.21%, 7/15/26	225,000	225,364
		1,863,273
Home Equity Loans—0.0%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R5, Cl. M2, 2.482% [US0001M+69], 7/25/35[3]	5,903	5,919
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	70,000	70,624
		76,543
Leases—0.9%
CCG Receivables Trust:
Series 2017-1,Cl. B, 2.75%, 11/14/23[2]	250,000	250,287
Series 2018-1,Cl. B, 3.09%, 6/16/25[2]	90,000	90,699
Series 2018-1,Cl. C, 3.42%, 6/16/25[2]	25,000	25,299
Series 2018-2,Cl. C, 3.87%, 12/15/25[2]	60,000	61,589
Series 2019-1,Cl. B, 3.22%, 9/14/26[2]	170,000	173,376
Series 2019-1,Cl. C, 3.57%, 9/14/26[2]	40,000	40,831
Series 2019-2,Cl. B, 2.55%, 3/15/27[2]	105,000	104,935
Series 2019-2,Cl. C, 2.89%, 3/15/27[2]	100,000	99,884
CNH Equipment Trust, Series 2019-A, Cl. A4, 3.22%, 1/15/26	120,000	124,257
Dell Equipment Finance Trust:
Series 2017-2,Cl. B, 2.47%, 10/24/22[2]	75,000	75,104
Series 2018-1,Cl. B, 3.34%, 6/22/23[2]	90,000	91,152
Series 2019-1,Cl. C, 3.14%, 3/22/24[2]	330,000	334,905
Series 2019-2,Cl. D, 2.48%, 4/22/25[2]	110,000	109,358
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[2]	66,031	66,074
		1,647,750
Loans—0.9%
Ford Credit Floorplan Master Owner Trust A, Series 2019-3, Cl. A2, 2.34% [US0001M+60], 9/15/24[3]	550,000	552,432
GMF Floorplan Owner Revolving Trust:
Series 2018-3,Cl. B, 3.49%, 9/15/22[2]	250,000	252,104
Series 2018-3,Cl. C, 3.68%, 9/15/22[2]	210,000	211,917
Series 2018-4,Cl. B, 3.68%, 9/15/23[2]	210,000	214,789
Series 2018-4,Cl. C, 3.88%, 9/15/23[2]	265,000	271,316
Navistar Financial Dealer Note Master Owner Trust II:
Series 2018-1,Cl. A, 2.422% [US0001M+63], 9/25/23[2,3]	115,000	115,209
Series 2018-1,Cl. B, 2.592% [US0001M+80], 9/25/23[2,3]	135,000	135,164
Series 2019-1,Cl. C, 2.742% [US0001M+95], 5/25/24[2,3]	25,000	25,055
Series 2019-1,Cl. D, 3.242% [US0001M+145], 5/25/24[2,3]	25,000	25,029
		1,803,015
Total Asset-Backed Securities (Cost $19,417,179)		19,664,320

	Principal Amount	Value
Mortgage-Backed Obligations—18.7%
Agency—11.6%
U.S. Agency Securities—11.6%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	$1,672	$1,827
5.50%, 9/1/39	181,321	202,759
6.50%, 7/1/28-4/1/34	13,242	14,721
7.00%, 10/1/31-10/1/37	46,462	52,247
9.00%, 8/1/22-5/1/25	578	624
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 99.999%, 4/1/27[4]	34,467	5,310
Series 192,Cl. IO, 99.999%, 2/1/28[4]	9,179	1,370
Series 243,Cl. 6, 8.178%, 12/15/32[4]	27,788	4,685
Series 304,Cl. C31, 7.929%, 12/15/27[4]	128,632	8,542
Series 304,Cl. C45, 7.906%, 12/15/27[4]	102,538	6,816
Series 304,Cl. C47, 5.708%, 12/15/27[4]	60,011	4,059
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	99,576	99,947
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security:
Series K734,Cl. X1, 0.00%, 2/25/26[4,5]	2,068,796	71,396
Series KC02,Cl. X1, 0.00%, 3/25/24[4,5]	4,858,528	73,457
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.198%, 6/1/26[6]	9,593	9,007
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2427,Cl. ZM, 6.50%, 3/15/32	57,207	64,097
Series 2461,Cl. PZ, 6.50%, 6/15/32	25,618	28,682
Series 2635,Cl. AG, 3.50%, 5/15/32	20,839	21,512
Series 3025,Cl. SJ, 18.371% [-3.667 x LIBOR01M+2,475], 8/15/35[3]	9,487	13,078
Series 3030,Cl. FL, 2.14% [US0001M+40], 9/15/35[3]	50,396	50,309
Series 3822,Cl. JA, 5.00%, 6/15/40	7,453	7,506
Series 3857,Cl. GL, 3.00%, 5/15/40	2,790	2,833
Series 4221,Cl. HJ, 1.50%, 7/15/23	235,708	234,153
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 88.434%, 3/15/29[4]	26,105	4,008
Series 2796,Cl. SD, 63.175%, 7/15/26[4]	44,949	5,604
Series 2920,Cl. S, 19.418%, 1/15/35[4]	258,137	44,305
Series 3397,Cl. GS, 0.00%, 12/15/37[4,5]	16,351	3,363
Series 3424,Cl. EI, 0.00%, 4/15/38[4,5]	6,679	998
Series 3450,Cl. BI, 17.378%, 5/15/38[4]	48,719	8,690
Series 3606,Cl. SN, 19.453%, 12/15/39[4]	24,229	3,694
Series 4057,Cl. QI, 4.397%, 6/15/27[4]	416,034	27,050
Series 4146,Cl. AI, 8.004%, 12/15/27[4]	162,251	10,661
Series 4205,Cl. AI, 7.296%, 5/15/28[4]	105,883	6,223
Series 4316,Cl. JS, 0.00%, 1/15/44[4,5]	170,417	22,794
Series 4818,Cl. BI, 0.00%, 3/15/45[4,5]	189,417	20,609
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	30	31
5.50%, 9/1/20	128	128
6.00%, 3/1/37	77,819	89,059
7.00%, 10/1/35	2,922	2,926
7.50%, 1/1/33	37,347	43,444
8.50%, 7/1/32	1,136	1,147
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 99.999%, 6/25/23[4]	48,337	4,319
Series 233,Cl. 2, 59.512%, 8/25/23[4]	29,076	2,436
Series 252,Cl. 2, 99.999%, 11/25/23[4]	41,895	3,948
Series 319,Cl. 2, 32.502%, 2/25/32[4]	16,372	3,132
Series 320,Cl. 2, 75.353%, 4/25/32[4]	6,059	1,326
Series 321,Cl. 2, 40.011%, 4/25/32[4]	60,126	11,528

10      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 331,Cl. 9, 15.627%, 2/25/33[4]	$67,659	$13,174
Series 334,Cl. 17, 44.776%, 2/25/33[4]	38,085	7,533
Series 339,Cl. 12, 0.00%, 6/25/33[4,5]	48,870	9,830
Series 339,Cl. 7, 0.00%, 11/25/33[4,5]	143,779	28,610
Series 343,Cl. 13, 0.00%, 9/25/33[4,5]	55,024	10,674
Series 345,Cl. 9, 0.00%, 1/25/34[4,5]	49,011	9,031
Series 351,Cl. 10, 0.00%, 4/25/34[4,5]	6,320	1,198
Series 351,Cl. 8, 0.00%, 4/25/34[4,5]	22,649	4,313
Series 356,Cl. 10, 0.00%, 6/25/35[4,5]	15,866	2,744
Series 356,Cl. 12, 0.00%, 2/25/35[4,5]	8,578	1,604
Series 362,Cl. 13, 0.00%, 8/25/35[4,5]	60,242	12,052
Series 364,Cl. 16, 0.00%, 9/25/35[4,5]	43,586	8,243
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1998-61,Cl. PL, 6.00%, 11/25/28	24,972	27,623
Series 2003-130,Cl. CS, 10.516% [-2 x LIBOR01M+1,410], 12/25/33[3]	581	599
Series 2005-104,Cl. MC, 5.50%, 12/25/25	74,631	77,850
Series 2005-31,Cl. PB, 5.50%, 4/25/35	250,000	278,667
Series 2005-73,Cl. DF, 2.042% [US0001M+25], 8/25/35[3]	35,047	34,867
Series 2006-11,Cl. PS, 17.996% [-3.667 x LIBOR01M+2,456.67], 3/25/36[3]	40,415	60,161
Series 2006-46,Cl. SW, 17.629% [-3.667 x LIBOR01M+2,419.92], 6/25/36[3]	25,787	37,757
Series 2006-50,Cl. KS, 17.629% [-3.667 x LIBOR01M+2,420], 6/25/36[3]	4,776	6,904
Series 2009-113,Cl. DB, 3.00%, 12/25/20	541	541
Series 2009-36,Cl. FA, 2.732% [US0001M+94], 6/25/37[3]	18,895	19,223
Series 2010-43,Cl. KG, 3.00%, 1/25/21	1,161	1,162
Series 2011-15,Cl. DA, 4.00%, 3/25/41	10,753	11,175
Series 2011-3,Cl. EL, 3.00%, 5/25/20	113	113
Series 2011-3,Cl. KA, 5.00%, 4/25/40	64,249	67,265
Series 2011-82,Cl. AD, 4.00%, 8/25/26	7,591	7,622
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-65,Cl. S, 27.134%, 11/25/31[4]	62,904	10,726
Series 2001-81,Cl. S, 29.864%, 1/25/32[4]	15,332	2,706
Series 2002-47,Cl. NS, 25.606%, 4/25/32[4]	45,673	8,726
Series 2002-51,Cl. S, 25.772%, 8/25/32[4]	41,938	8,017
Series 2002-77,Cl. SH, 37.44%, 12/18/32[4]	21,771	3,572
Series 2002-84,Cl. SA, 17.206%, 12/25/32[4]	57,875	10,222
Series 2002-9,Cl. MS, 31.496%, 3/25/32[4]	17,149	3,344
Series 2003-33,Cl. SP, 19.357%, 5/25/33[4]	65,075	13,984
Series 2003-4,Cl. S, 14.047%, 2/25/33[4]	34,763	7,169
Series 2003-46,Cl. IH, 0.00%, 6/25/23[4,5]	74,550	4,905
Series 2004-54,Cl. DS, 62.446%, 11/25/30[4]	45,600	7,187
Series 2004-56,Cl. SE, 13.677%, 10/25/33[4]	12,415	2,388

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2005-14,Cl. SE, 21.483%, 3/25/35[4]	$24,023	$3,657
Series 2005-40,Cl. SA, 31.304%, 5/25/35[4]	129,679	21,971
Series 2005-52,Cl. JH, 30.668%, 5/25/35[4]	333,969	45,275
Series 2005-93,Cl. SI, 5.884%, 10/25/35[4]	30,277	5,209
Series 2007-88,Cl. XI, 0.00%, 6/25/37[4,5]	61,818	11,563
Series 2008-55,Cl. SA, 0.00%, 7/25/38[4,5]	16,971	2,353
Series 2009-8,Cl. BS, 0.00%, 2/25/24[4,5]	151	9
Series 2011-96,Cl. SA, 10.947%, 10/25/41[4]	82,662	14,075
Series 2012-121,Cl. IB, 6.596%, 11/25/27[4]	177,968	11,362
Series 2012-134,Cl. SA, 0.82%, 12/25/42[4]	326,979	61,184
Series 2012-40,Cl. PI, 21.50%, 4/25/41[4]	159,803	16,844
Series 2015-57,Cl. LI, 5.94%, 8/25/35[4]	403,816	52,497
Series 2016-45,Cl. MI, 7.899%, 7/25/46[4]	115,601	21,661
Series 2017-60,Cl. LI, 0.00%, 8/25/47[4,5]	191,826	19,278
Series 2017-66,Cl. AS, 0.00%, 9/25/47[4,5]	951,126	148,396
Series 2018-16,Cl. NI, 0.841%, 12/25/44[4]	95,325	9,761
Series 2018-69,Cl. CI, 0.00%, 10/25/46[4,5]	138,993	5,951
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.343%, 9/25/23[6]	18,378	17,640
Federal National Mortgage Assn., TBA:
2.50%, 1/1/34[7]	1,435,000	1,447,236
3.00%, 1/1/34-1/1/49[7]	7,505,000	7,620,754
3.50%, 1/1/49[7]	4,340,000	4,462,512
FREMF Mortgage Trust:
Series 2013-K25,Cl. C, 3.619%, 11/25/45[2,8]	60,000	61,143
Series 2013-K26,Cl. C, 3.597%, 12/25/45[2,8]	40,000	40,784
Series 2013-K28,Cl. C, 3.49%, 6/25/46[2,8]	450,000	458,184
Series 2013-K713,Cl. C, 3.169%, 4/25/46[2,8]	275,000	275,000
Series 2014-K715,Cl. C, 4.117%, 2/25/46[2,8]	180,000	182,792
Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	6,465	6,477
7.50%, 1/15/23-6/15/24	10,087	10,262
8.00%, 4/15/23	4,021	4,101
Government National Mortgage Assn. TBA, 3.50%, 1/1/49[7]	4,465,000	4,601,247
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 86.083%, 2/16/32[4]	59,991	145
Series 2011-52,Cl. HS, 22.007%, 4/16/41[4]	104,031	16,213
Series 2017-136,Cl. LI, 4.251%, 9/16/47[4]	348,609	57,284

11      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
U.S. Agency Securities (Continued)
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2017-149,Cl. GS, 2.127%, 10/16/47[4]	$359,704	$52,596
Structured Agency Credit Risk Debt Nts., Series 2018-HQA1, Cl. M2, 4.092% [US0001M+230], 9/25/30[3]	110,000	111,338
		22,000,595
CMOs—1.9%
Collateralized Mortgage Obligations—1.9%
Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 4.777%, 6/25/34[8]	34,461	34,778
BANK, Interest-Only Stripped Mtg.- Backed Security, Series 2019-BN16, Cl. XA, 10.958%, 2/15/52[4]	1,573,061	110,078
Bear Stearns ARM Trust, Series 2006- 1, Cl. A1, 3.84% [H15T1Y+225], 2/25/36[3]	86,997	89,366
COMM Mortgage Trust, Series 2014- CR20, Cl. ASB, 3.305%, 11/10/47	67,821	69,518
Connecticut Avenue Securities:
Series 2014-C01,Cl. M2, 6.192% [US0001M+440], 1/25/24[3]	270,868	294,572
Series 2014-C02,Cl. 1M2, 4.392% [US0001M+260], 5/25/24[3]	105,839	110,292
Series 2014-C03,Cl. 1M2, 4.792% [US0001M+300], 7/25/24[3]	272,701	287,063
Series 2014-C04,Cl. 2M2, 6.792% [US0001M+500], 11/25/24[3]	291,875	315,590
Series 2016-C03,Cl. 1M1, 3.792% [US0001M+200], 10/25/28[3]	8,079	8,090
Series 2016-C06,Cl. 1M2, 6.042% [US0001M+425], 4/25/29[3]	280,000	300,998
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series K735, Cl. X1, 0.00%, 5/25/26[4,5]	2,144,151	115,449
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series K093, Cl. X1, 0.00%, 5/25/29[4,5]	1,653,540	124,848
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 3010,Cl. WB, 4.50%, 7/15/20	309	310
Series 3848,Cl. WL, 4.00%, 4/15/40	39,416	40,106
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2922,Cl. SE, 25.041%, 2/15/35[4]	15,297	2,400
Series 2981,Cl. AS, 4.40%, 5/15/35[4]	123,025	16,676
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2014-20, Cl. HL, 1.50%, 1/25/40	153,476	152,375
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2002-52,Cl. SD, 63.401%, 9/25/32[4]	65,078	12,623
Series 2005-12,Cl. SC, 28.85%, 3/25/35[4]	6,877	1,065
FREMF Mortgage Trust:
Series 2010-K6,Cl. B, 5.397%, 12/25/46[2,8]	60,000	59,904
Series 2013-K27,Cl. C, 3.496%, 1/25/46[2,8]	110,000	112,772

	Principal Amount	Value
Collateralized Mortgage Obligations (Continued)
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2007-17, Cl. AI, 49.40%, 4/16/37[4]	$222,039	$39,420
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	325,000	333,215
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	245,000	257,905
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 4.269%, 7/26/45[2,8]	5,607	5,729
Structured Agency Credit Risk Debt Nts.:
Series 2014-DN1,Cl. M2, 3.992% [US0001M+220], 2/25/24[3]	26,194	26,485
Series 2014-DN3,Cl. M3, 5.792% [US0001M+400], 8/25/24[3]	159,030	169,568
Series 2014-HQ2,Cl. M3, 5.542% [US0001M+375], 9/25/24[3]	335,000	362,154
Series 2015-HQA2,Cl. M2, 4.592% [US0001M+280], 5/25/28[3]	1,575	1,584
WF-RBS Commercial Mortgage Trust, Series 2013-C14, Cl. AS, 3.488%, 6/15/46	155,000	159,641
		3,614,574
Non-Agency—5.2%
Adjustable-Rate Mortgages—5.2%
Alternative Loan Trust, Series 2005- 29CB, Cl. A4, 5.00%, 7/25/35	161,680	139,495
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	34,838	34,148
Series 2007-C,Cl. 1A4, 4.366%, 5/20/36[8]	11,709	11,729
Bear Stearns ARM Trust, Series 2005-9, Cl. A1, 4.27% [H15T1Y+230], 10/25/353	238,155	245,225
Benchmark Mortgage Trust, Interest- Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 10.80%, 1/15/51[4]	2,186,728	73,814
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 0.00%, 11/13/50[4,5]	873,012	45,760
Chase Home Lending Mortgage Trust, Series 2019-ATR1, Cl. A15, 4.00%, 4/25/49[2,8]	61,617	63,127
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 4.086%, 1/25/36[8]	83,609	82,904
CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	46,767	43,347
Series 2006-6,Cl. A3, 6.00%, 4/25/36	30,444	24,430
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Cl. AAB, 3.477%, 5/10/47	93,097	95,604
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates:
Series 2013-GC17,Cl. XA, 0.00%, 11/10/46[4,5]	415,466	14,204
Series 2017-C4,Cl. XA, 0.00%, 10/12/50[4,5]	2,339,427	148,469
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 4.97% [H15T1Y+240], 10/25/35[3]	208,397	208,777
COMM Mortgage Trust:
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[2]	255,000	259,613

12      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

	Principal Amount	Value
Adjustable-Rate Mortgages (Continued)
COMM Mortgage Trust: (Continued)
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	$865,000	$918,782
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	140,000	148,827
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	495,000	520,810
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 23.628%, 12/10/45[4]	310,873	11,974
Connecticut Avenue Securities:
Series 2014-C03,Cl. 2M2, 4.692% [US0001M+290], 7/25/24[3]	28,603	29,830
Series 2016-C01,Cl. 1M2, 8.542% [US0001M+675], 8/25/28[3]	141,042	157,085
Series 2016-C02,Cl. 1M2, 7.792% [US0001M+600], 9/25/28[3]	253,413	279,078
Series 2017-C01,Cl. 1M2, 5.342% [US0001M+355], 7/25/29[3]	180,000	190,642
Series 2017-C03,Cl. 1M1, 2.742% [US0001M+95], 10/25/29[3]	50,530	50,613
Series 2018-C01,Cl. 1M1, 2.392% [US0001M+60], 7/25/30[3]	256,978	256,967
Series 2018-C03,Cl. 1M1, 2.472% [US0001M+68], 10/25/30[3]	116,221	116,269
Series 2018-C05,Cl. 1M1, 2.512% [US0001M+72], 1/25/31[3]	47,176	47,196
Series 2018-C06,Cl. 2M1, 2.342% [US0001M+55], 3/25/31[3]	11,285	11,284
Connecticut Avenue Securities Trust, Series 2019-R02, Cl. 1M1, 2.642% [US0001M+85], 8/25/31[2,3]	20,724	20,726
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	106,239	87,426
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series KC03, Cl. X1, 0.00%, 11/25/24[4,5]	2,714,969	60,160
Federal Home Loan Mortgage Corp., STACR Trust:
Series 2018-HQA2,Cl. M1, 2.542% [US0001M+75], 10/25/48[2,3]	256,774	256,851
Series 2019-HRP1,Cl. M2, 3.192% [US0001M+140], 2/25/49[2,3]	60,000	60,056
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 2.442% [US0001M+65], 11/25/35[3]	65,835	42,341
GS Mortgage Securities Trust:
Series 2012-GC6,Cl. A3, 3.482%, 1/10/45	54,793	55,779
Series 2013-GC12,Cl. AAB, 2.678%, 6/10/46	23,574	23,722
Series 2013-GC16,Cl. AS, 4.649%, 11/10/46	65,000	69,987
Series 2014-GC18,Cl. AAB, 3.648%, 1/10/47	74,255	76,228
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 4.657%, 7/25/35[8]	12,356	12,640
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.102% [US0001M+31], 7/25/35[3]	10,984	11,032
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	330,000	353,939
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	78,000	79,300

	Principal Amount	Value
Adjustable-Rate Mortgages (Continued)
JP Morgan Chase Commercial Mortgage Securities Trust: (Continued)
Series 2016-JP3,Cl. A2, 2.435%, 8/15/49	$153,751	$153,743
JP Morgan Mortgage Trust:
Series 2007-A1,Cl. 5A1, 4.305%, 7/25/35[8]	57,141	58,491
Series 2018-8,Cl. A17, 4.00%, 1/25/49[2,8]	50,000	50,873
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C24,Cl. B, 4.116%, 11/15/47[8]	270,000	280,683
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	105,000	111,096
JPMBB Commercial Mortgage Securities Trust., Interest-Only Stripped Mtg.-Backed Security, Series 2015-C27, Cl. XA, 16.833%, 2/15/48[4]	2,327,828	111,457
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 4.606%, 4/21/34[8]	19,036	19,494
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	240,000	247,846
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	720,000	758,583
Morgan Stanley Capital I Trust, Series 2011-C2, Cl. A4, 4.661%, 6/15/44[2]	70,000	71,570
Morgan Stanley Capital I, Inc., Interest- Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 0.00%, 12/15/50[4,5]	767,813	39,431
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 3.271%, 11/26/36[2,8]	216,410	208,942
RALI Trust, Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	6,940	6,254
STACR Trust:
Series 2018-DNA2,Cl. M1, 2.592% [US0001M+80], 12/25/30[2,3]	247,795	248,008
Series 2018-DNA3,Cl. M1, 2.542% [US0001M+75], 9/25/48[2,3]	40,531	40,558
Series 2018-HRP2,Cl. M2, 3.042% [US0001M+125], 2/25/47[2,3]	215,000	215,412
Structured Agency Credit Risk Debt Nts.:
Series 2016-DNA1,Cl. M2, 4.692% [US0001M+290], 7/25/28[3]	36,864	37,022
Series 2016-DNA2,Cl. M3, 6.442% [US0001M+465], 10/25/28[3]	233,268	251,422
Series 2016-DNA4,Cl. M2, 3.092% [US0001M+130], 3/25/29[3]	115,360	115,616
Series 2017-HQA1,Cl. M1, 2.992% [US0001M+120], 8/25/29[3]	87,490	87,561
Series 2018-DNA1,Cl. M1, 2.242% [US0001M+45], 7/25/30[3]	243,966	243,786
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2017-C5, Cl. XA, 12.545%, 11/15/50[4]	1,507,761	85,761
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 4.19%, 10/25/33[8]	55,353	55,751
Series 2005-AR14,Cl. 1A4, 3.844%, 12/25/35[8]	56,786	56,860
Series 2005-AR16,Cl. 1A1, 3.748%, 12/25/35[8]	56,488	56,440
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	355,000	360,663

13      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Adjustable-Rate Mortgages (Continued)
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 10.48%, 12/15/50[4]	$1,070,528	$63,076
Wells Fargo Mortgage Backed Securities Trust, Series 2019-1, Cl. A7, 4.00%, 11/25/48[2,8]	65,906	65,982
WF-RBS Commercial Mortgage Trust:
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	150,000	159,060
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[8]	165,000	175,924
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[2,4,5]	1,953,579	25,711
		9,903,266
Total Mortgage-Backed Obligations (Cost $35,799,547)		35,518,435
U.S. Government Obligations—2.3%
United States Treasury Bond, 2.25%, 8/15/49	585,800	567,779
United States Treasury Nts.:
1.625%, 12/31/21-12/15/22	1,083,000	1,083,651
1.75%, 12/31/24-11/15/29	2,738,200	2,727,786
Total U.S. Government Obligations (Cost $4,380,584)		4,379,216
Non-Convertible Corporate Bonds and Notes—29.7%
Consumer Discretionary—3.7%
Automobiles—1.3%
Daimler Finance North America LLC, 2.55% Sr. Unsec. Nts., 8/15/222	315,000	317,327
Ford Motor Credit Co. LLC, 5.584% Sr. Unsec. Nts., 3/18/24	200,000	216,473
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	82,000	92,043
General Motors Financial Co., Inc.:
4.15% Sr. Unsec. Nts., 6/19/23	310,000	326,205
4.20% Sr. Unsec. Nts., 11/6/21	259,000	268,548
Harley-Davidson Financial Services, Inc., 2.55% Sr. Unsec. Nts., 6/9/22[2]	317,000	318,181
Hyundai Capital America, 4.125% Sr. Unsec. Nts., 6/8/23[2]	336,000	351,008
Nissan Motor Acceptance Corp., 3.65% Sr. Unsec. Nts., 9/21/21[2]	326,000	332,791
Volkswagen Group of America Finance LLC, 4.00% Sr. Unsec. Nts., 11/12/21[2]	311,000	321,669
		2,544,245
Hotels, Restaurants & Leisure—0.2%
Las Vegas Sands Corp., 3.50% Sr. Unsec. Nts., 8/18/26	247,000	254,205
McDonald’s Corp., 3.625% Sr. Unsec. Nts., 9/1/49	72,000	73,322
		327,527
Household Durables—0.5%
DR Horton, Inc., 4.75% Sr. Unsec. Nts., 2/15/23	290,000	309,439
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	343,000	369,440
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	298,000	313,024
4.875% Sr. Unsec. Nts., 3/15/27	45,000	48,728
		1,040,631

	Principal Amount	Value
Internet & Catalog Retail—0.3%
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	$505,000	$522,414
Media—1.0%
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.125% Sr. Sec. Nts., 7/1/49	84,000	91,303
Comcast Corp.:
2.65% Sr. Unsec. Nts., 2/1/30	80,000	80,323
4.00% Sr. Unsec. Nts., 3/1/48	86,000	95,482
Discovery Communications LLC, 4.125% Sr. Unsec. Nts., 5/15/29	189,000	204,173
Interpublic Group of Cos., Inc. (The):
3.75% Sr. Unsec. Nts., 10/1/21	265,000	272,377
4.20% Sr. Unsec. Nts., 4/15/24	330,000	355,248
Time Warner Cable LLC, 4.50% Sr. Sec. Nts., 9/15/42	111,000	113,431
ViacomCBS, Inc.:
4.20% Sr. Unsec. Nts., 6/1/29	159,000	173,574
4.375% Sr. Unsec. Nts., 3/15/43	105,000	111,282
WPP Finance 2010, 3.75% Sr. Unsec. Nts., 9/19/24	322,000	339,724
		1,836,917
Specialty Retail—0.2%
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	344,000	359,196
Textiles, Apparel & Luxury Goods—0.2%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/262	320,000	339,392
Consumer Staples—2.9%
Beverages—0.6%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Nts., 1/15/39	197,000	309,966
Bacardi Ltd., 4.70% Sr. Unsec. Nts., 5/15/28[2]	171,000	186,331
Keurig Dr Pepper, Inc., 4.057% Sr. Unsec. Nts., 5/25/23	305,000	321,666
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[2]	299,000	314,588
		1,132,551
Food & Staples Retailing—0.2%
Kroger Co. (The), 4.45% Sr. Unsec. Nts., 2/1/47	93,000	98,818
Walgreen Co., 3.10% Sr. Unsec. Nts., 9/15/22	295,000	301,028
		399,846
Food Products—1.4%
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	232,000	232,006
3.50% Sr. Unsec. Nts., 11/24/20	311,000	314,929
Conagra Brands, Inc.:
3.80% Sr. Unsec. Nts., 10/22/21	252,000	260,049
4.60% Sr. Unsec. Nts., 11/1/25	317,000	350,118
Lamb Weston Holdings, Inc., 4.875%
Sr. Unsec. Nts., 11/1/26[2]	306,000	324,926
Mondelez International Holdings Netherlands BV, 2.00% Sr. Unsec. Nts., 10/28/21[2]	339,000	339,032
Smithfield Foods, Inc.:
3.35% Sr. Unsec. Nts., 2/1/22[2]	183,000	183,558
5.20% Sr. Unsec. Nts., 4/1/29[2]	252,000	279,337
Tyson Foods, Inc.:
3.90% Sr. Unsec. Nts., 9/28/23	271,000	287,458
5.10% Sr. Unsec. Nts., 9/28/48	88,000	110,637
		2,682,050

14      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

	Principal Amount	Value
Tobacco—0.7%
Altria Group, Inc., 3.49% Sr. Unsec. Nts., 2/14/22	$206,000	$211,968
BAT Capital Corp., 3.557% Sr. Unsec. Nts., 8/15/27	177,000	180,661
BAT International Finance plc, 3.25% Sr. Unsec. Nts., 6/7/22[2]	318,000	325,003
Imperial Brands Finance plc, 3.75% Sr. Unsec. Nts., 7/21/22[2]	328,000	337,668
Imperial Tobacco Finance plc, 2.95% Sr. Unsec. Nts., 7/21/202	230,000	230,670

		1,285,970
Energy—2.8%
Energy Equipment & Services—0.1%
Schlumberger Holdings Corp., 4.00% Sr. Unsec. Nts., 12/21/25[2]	196,000	211,034
Oil, Gas & Consumable Fuels—2.7%
Apache Corp., 4.375% Sr. Unsec. Nts., 10/15/28	251,000	262,261
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	162,000	175,293
Cenovus Energy, Inc., 4.25% Sr. Unsec. Nts., 4/15/27	184,000	194,891
Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 3/15/29	158,000	167,232
Continental Resources, Inc., 4.375% Sr. Unsec. Nts., 1/15/28	174,000	185,116
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	63,000	70,206
Energy Transfer Operating LP:
4.25% Sr. Unsec. Nts., 3/15/23	260,000	271,606
5.30% Sr. Unsec. Nts., 4/15/47	100,000	106,639
Enterprise Products Operating LLC, 4.20% Sr. Unsec. Nts., 1/31/50	113,000	121,397
EQT Corp.:
2.50% Sr. Unsec. Nts., 10/1/20	155,000	154,984
3.00% Sr. Unsec. Nts., 10/1/22	174,000	170,974
Kinder Morgan Energy Partners LP, 5.80% Sr. Unsec. Nts., 3/1/21	132,000	137,421
Kinder Morgan, Inc., 5.20% Sr. Unsec. Nts., 3/1/48	125,000	144,946
Marathon Petroleum Corp., 4.50% Sr. Unsec. Nts., 4/1/48	69,000	73,317
MPLX LP:
2.985% [US0003M+110] Sr. Unsec. Nts., 9/9/22[3]	144,000	144,590
4.25% Sr. Unsec. Nts., 12/1/27[2]	192,000	202,254
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	283,000	311,161
Occidental Petroleum Corp.:
2.90% Sr. Unsec. Nts., 8/15/24	338,000	343,584
3.50% Sr. Unsec. Nts., 8/15/29	154,000	157,116
4.50% Sr. Unsec. Nts., 7/15/44	72,000	72,629
ONEOK, Inc., 4.35% Sr. Unsec. Nts., 3/15/29	156,000	168,891
Plains All American Pipeline LP/PAA Finance Corp., 3.55% Sr. Unsec. Nts., 12/15/29	149,000	146,959
Rockies Express Pipeline LLC, 4.95% Sr. Unsec. Nts., 7/15/29[2]	162,000	161,493
Sabine Pass Liquefaction LLC:
4.20% Sr. Sec. Nts., 3/15/28	180,000	190,736
5.75% Sr. Sec. Nts., 5/15/24	280,000	312,329
Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec. Nts., 10/1/27	207,000	214,096
Valero Energy Corp., 4.00% Sr. Unsec. Nts., 4/1/29	154,000	166,189

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Williams Cos., Inc. (The), 3.70% Sr. Unsec. Nts., 1/15/23	$334,000	$345,945

		5,174,255
Financials—9.8%
Capital Markets—1.2%
Apollo Management Holdings LP, 4.95% [H15T5Y+326.6] Sub. Nts., 1/14/50[2,3]	215,000	217,909
Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	250,000	268,847
Carlyle Finance Subsidiary LLC, 3.50% Sr. Unsec. Nts., 9/19/29[2]	153,000	152,590
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	154,000	170,935
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	166,000	174,595
3.75% Sr. Unsec. Nts., 2/25/26	163,000	172,503
Morgan Stanley:
4.431% [US0003M+162.8] Sr. Unsec. Nts., 1/23/30[3]	235,000	265,646
5.00% Sub. Nts., 11/24/25	257,000	289,466
Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[3]	115,000	118,140
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	153,000	161,697
UBS Group AG:
4.125% Sr. Unsec. Nts., 4/15/26[2]	160,000	173,979
4.253% Sr. Unsec. Nts., 3/23/28[2]	147,000	160,702

		2,327,009
Commercial Banks—5.1%
Bank of America Corp.:
3.366% [US0003M+81] Sr. Unsec. Nts., 1/23/26[3]	286,000	299,209
3.824% [US0003M+157.5] Sr. Unsec. Nts., 1/20/28[3]	191,000	205,571
4.271% [US0003M+131] Sr. Unsec. Nts., 7/23/29[3]	154,000	171,083
7.75% Sub. Nts., 5/14/38	226,000	355,942
Bank of Ireland Group plc, 4.50% Sr. Unsec. Nts., 11/25/23[2]	263,000	281,408
Bank of Montreal, Series E, 3.30% Sr. Unsec. Nts., 2/5/24	245,000	255,342
BBVA USA, 2.50% Sr. Unsec. Nts., 8/27/24	252,000	249,905
BNP Paribas SA, 4.375% [USSW5+148.3] Sub. Nts., 3/1/33[2,3]	177,000	191,145
Citigroup, Inc.:
4.075% [US0003M+119.2] Sr. Unsec. Nts., 4/23/29[3]	269,000	294,745
5.00% [SOFRRATE+381.3] Jr. Sub. Perpetual Bonds[3,9]	240,000	251,550
Citizens Bank NA (Providence RI), 2.65% Sr. Unsec. Nts., 5/26/22	68,000	68,837
Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[2]	304,000	326,876
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	197,000	209,528
Danske Bank AS, 3.244% [US0003M+159.1] Sr. Unsec. Nts., 12/20/25[2,3]	200,000	202,366
Discover Bank, 4.65% Sr. Unsec. Nts., 9/13/28	122,000	137,468
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	160,000	170,424
HSBC Holdings plc:
3.95% [US0003M+98.72] Sr. Unsec. Nts., 5/18/24[3]	109,000	114,671

15      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Commercial Banks (Continued)
HSBC Holdings plc: (Continued)
4.041% [US0003M+154.6] Sr. Unsec. Nts., 3/13/28[3]	$135,000	$144,393
4.583% [US0003M+153.46] Sr. Unsec. Nts., 6/19/29[3]	183,000	204,532
Huntington Bancshares, Inc., 4.00% Sr. Unsec. Nts., 5/15/25	334,000	360,849
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[3]	252,000	267,652
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[3]	332,000	357,891
3.797% [US0003M+89] Sr. Unsec. Nts., 7/23/24[3]	335,000	353,083
KeyCorp, 4.15% Sr. Unsec. Nts., 10/29/25	106,000	116,162
Lloyds Bank plc, 2.25% Sr. Unsec. Nts., 8/14/22	250,000	251,206
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[2,3,9]	300,000	357,109
Mitsubishi UFJ Financial Group, Inc., 3.741% Sr. Unsec. Nts., 3/7/29	194,000	209,252
National Australia Bank Ltd., 3.933% [H15T5Y+188] Sub. Nts., 8/2/34[2,3]	154,000	160,031
Nordea Bank Abp, 4.625% [USSW5+169] Sub. Nts., 9/13/33[2,3]	118,000	128,681
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	253,000	265,297
Royal Bank of Canada, 3.70% Sr. Unsec. Nts., 10/5/23	290,000	306,556
Santander Holdings USA, Inc., 3.50% Sr. Unsec. Nts., 6/7/24	248,000	255,103
Societe Generale SA, 3.875% Sr. Unsec. Nts., 3/28/24[2]	250,000	262,890
Standard Chartered plc, 2.744% [US0003M+120] Sr. Unsec. Nts., 9/10/22[2,3]	233,000	234,628
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	177,000	179,226
Truist Bank:
2.636% [H15T5Y+115] Sub. Nts., 9/17/29[3]	376,000	375,852
3.30% Sub. Nts., 5/15/26	112,000	116,657
4.05% Sr. Unsec. Nts., 11/3/25	141,000	154,857
US Bancorp, 3.10% Sub. Nts., 4/27/26	199,000	207,122
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[3]	248,000	263,564
4.75% Sub. Nts., 12/7/46	157,000	188,250
Zions Bancorp NA, 3.25% Sub. Nts., 10/29/29	250,000	245,446

		9,752,359
Consumer Finance—0.6%
American Express Co.:
3.125% Sr. Unsec. Nts., 5/20/26	189,000	196,527
4.90% [US0003M+328.5] Jr. Sub. Perpetual Bonds[3,9]	246,000	247,296
Capital One Financial Corp.:
3.75% Sr. Unsec. Nts., 3/9/27	111,000	118,373
3.80% Sr. Unsec. Nts., 1/31/28	92,000	98,887
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25	108,000	114,334
Synchrony Financial, 4.25% Sr. Unsec. Nts., 8/15/24	248,000	264,641

		1,040,058

	Principal Amount	Value
Diversified Financial Services—0.5%
AerCap Ireland Capital DAC/AerCap
Global Aviation Trust, 3.50% Sr. Unsec. Nts., 5/26/22	$289,000	$297,055
AXA Equitable Holdings, Inc., 4.35% Sr. Unsec. Nts., 4/20/28	163,000	176,956
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[2]	117,000	120,223
BPCE SA, 4.50% Sub. Nts., 3/15/25[2]	184,000	198,277
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[2]	231,000	240,493

		1,033,004
Insurance—1.0%
Athene Global Funding, 2.95% Sec. Nts., 11/12/26[2]	405,000	404,455
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27	68,000	67,825
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	231,000	240,667
Lincoln National Corp., 3.80% Sr. Unsec. Nts., 3/1/28	188,000	200,334
Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub. Nts., 2/24/32[3]	191,000	198,164
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	113,000	129,973
Principal Financial Group, Inc., 3.70% Sr. Unsec. Nts., 5/15/29	192,000	209,273
Prudential Financial, Inc.:
3.70% Sr. Unsec. Nts., 3/13/51	144,000	151,483
5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[3]	246,000	262,785
Willis North America, Inc., 3.875% Sr. Unsec. Nts., 9/15/49	72,000	71,911

		1,936,870
Real Estate Investment Trusts (REITs)—1.3%
American Tower Corp.:
3.00% Sr. Unsec. Nts., 6/15/23	274,000	280,611
4.00% Sr. Unsec. Nts., 6/1/25	169,000	180,937
Brixmor Operating Partnership LP, 4.125% Sr. Unsec. Nts., 5/15/29	159,000	170,738
Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27	176,000	186,200
Equinix, Inc., 3.20% Sr. Unsec. Nts., 11/18/29	145,000	145,808
Essex Portfolio LP, 3.00% Sr. Unsec. Nts., 1/15/30	149,000	150,766
Healthcare Trust of America Holdings LP, 3.50% Sr. Unsec. Nts., 8/1/26	211,000	220,212
Healthpeak Properties, Inc., 3.00% Sr. Unsec. Nts., 1/15/30	272,000	273,009
Host Hotels & Resorts LP, 3.375% Sr. Unsec. Nts., 12/15/29	48,000	48,487
Kite Realty Group LP, 4.00% Sr. Unsec. Nts., 10/1/26	197,000	196,891
Regency Centers LP, 2.95% Sr. Unsec. Nts., 9/15/29	221,000	220,822
Spirit Realty LP, 3.20% Sr. Unsec. Nts., 1/15/27	203,000	203,287
Welltower, Inc., 2.70% Sr. Unsec. Nts., 2/15/27	130,000	130,527

		2,408,295
Thrifts & Mortgage Finance—0.1%
Nationwide Building Society, 3.96% [US0003M+185.5] Sr. Unsec. Nts., 7/18/30[2,3]	150,000	161,116

16      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

	Principal Amount	Value
Health Care—2.4%
Biotechnology—0.5%
AbbVie, Inc.:
2.95% Sr. Unsec. Nts., 11/21/26[2]	$104,000	$105,715
3.20% Sr. Unsec. Nts., 11/21/29[2]	350,000	356,277
4.05% Sr. Unsec. Nts., 11/21/39[2]	118,000	125,127
4.875% Sr. Unsec. Nts., 11/14/48	133,000	152,550
Amgen, Inc., 4.563% Sr. Unsec. Nts., 6/15/48	87,000	101,010
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	128,000	153,707
		994,386
Health Care Equipment & Supplies—0.3%
Becton Dickinson & Co., 3.70% Sr. Unsec. Nts., 6/6/27	175,000	186,449
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[2]	310,000	320,721
		507,170
Health Care Providers & Services—0.6%
Anthem, Inc., 3.125% Sr. Unsec. Nts., 5/15/22	300,000	307,499
Cigna Corp., 4.125% Sr. Unsec. Nts., 11/15/25	250,000	271,369
CVS Health Corp., 5.05% Sr. Unsec. Nts., 3/25/48	196,000	231,939
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[2]	291,000	311,368
		1,122,175
Life Sciences Tools & Services—0.2%
IQVIA, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[2]	308,000	325,655
Pharmaceuticals—0.8%
Allergan Funding SCS, 3.85% Sr. Unsec. Nts., 6/15/24	297,000	311,916
Bayer US Finance II LLC, 3.875% Sr. Unsec. Nts., 12/15/23[2]	335,000	351,629
Bristol-Myers Squibb Co., 3.40% Sr. Unsec. Nts., 7/26/29[2]	226,000	241,717
Elanco Animal Health, Inc., 4.90% Sr. Unsec. Nts., 8/28/28	145,000	157,723
Mylan, Inc., 3.125% Sr. Unsec. Nts., 1/15/23[2]	304,000	308,500
Takeda Pharmaceutical Co. Ltd., 5.00% Sr. Unsec. Nts., 11/26/28	160,000	186,317
		1,557,802
Industrials—2.4%
Aerospace & Defense—0.6%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[2]	245,000	259,990
L3Harris Technologies, Inc., 3.85% Sr. Unsec. Nts., 6/15/23[2]	335,000	352,924
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	190,000	229,402
United Technologies Corp., 3.95% Sr. Unsec. Nts., 8/16/25	205,000	223,615
		1,065,931
Air Freight & Couriers—0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.65% Sr. Unsec. Nts., 7/29/21[2]	110,000	112,540
Airlines—0.3%
Delta Air Lines, Inc., 2.90% Sr. Unsec. Nts., 10/28/24	367,000	367,923
United Airlines 2019-2 Class AA Pass Through Trust, 2.70%, 5/1/32	145,000	145,728
		513,651

	Principal Amount	Value
Building Products—0.2%
Fortune Brands Home & Security, Inc.:
3.25% Sr. Unsec. Nts., 9/15/29	$149,000	$150,788
4.00% Sr. Unsec. Nts., 9/21/23	313,000	330,744
		481,532
Commercial Services & Supplies—0.2%
Experian Finance plc, 2.75% Sr. Unsec. Nts., 3/8/30[2]	311,000	306,330
Industrial Conglomerates—0.2%
GE Capital International Funding Co. Unlimited Co., 3.373% Sr. Unsec. Nts., 11/15/25	160,000	166,667
General Electric Co., 2.70% Sr. Unsec. Nts., 10/9/22	315,000	319,291
		485,958
Machinery—0.2%
Ingersoll-Rand Luxembourg Finance SA, 3.80% Sr. Unsec. Nts., 3/21/29	154,000	165,303
nVent Finance Sarl, 4.55% Sr. Unsec. Nts., 4/15/28	176,000	182,635
		347,938
Professional Services—0.1%
IHS Markit Ltd., 4.125% Sr. Unsec. Nts., 8/1/23	211,000	224,466
Road & Rail—0.3%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[2]	269,000	274,586
Ryder System, Inc., 2.50% Sr. Unsec. Nts., 9/1/24	308,000	309,510
		584,096
Trading Companies & Distributors—0.2%
Air Lease Corp.:
3.25% Sr. Unsec. Nts., 3/1/25	108,000	111,169
3.625% Sr. Unsec. Nts., 4/1/27	102,000	105,760
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	197,000	203,015
		419,944
Information Technology—2.3%
Communications Equipment—0.3%
British Telecommunications plc, 4.50% Sr. Unsec. Nts., 12/4/23	202,000	217,435
Deutsche Telekom International Finance BV, 4.375% Sr. Unsec. Nts., 6/21/28[2]	146,000	162,978
Motorola Solutions, Inc., 4.60% Sr. Unsec. Nts., 2/23/28	256,000	277,639
		658,052
Electronic Equipment, Instruments, & Components—0.5%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	248,000	254,036
Corning, Inc., 5.45% Sr. Unsec. Nts., 11/15/79	80,000	87,753
FLIR Systems, Inc., 3.125% Sr. Unsec. Nts., 6/15/21	307,000	309,499
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	271,000	279,830
		931,118
IT Services—0.6%
DXC Technology Co., 4.75% Sr. Unsec. Nts., 4/15/27	246,000	264,886
Fidelity National Information Services, Inc., 4.25% Sr. Unsec. Nts., 5/15/28	159,000	178,003
Fiserv, Inc., 3.50% Sr. Unsec. Nts., 7/1/29	224,000	235,575

17      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
IT Services (Continued)
Global Payments, Inc., 3.20% Sr. Unsec. Nts., 8/15/29	$149,000	$152,270
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	189,000	199,745
5.25% Sr. Unsec. Nts., 4/1/25	105,000	115,961
		1,146,440
Semiconductors & Semiconductor Equipment—0.5%
Microchip Technology, Inc., 3.922% Sr. Sec. Nts., 6/1/21	335,000	342,639
NXP BV/NXP Funding LLC, 4.125% Sr. Unsec. Nts., 6/1/21[2]	304,000	311,725
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.875% Sr. Unsec. Nts., 6/18/26[2]	198,000	210,101
		864,465
Software—0.1%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	104,000	113,562
VMware, Inc., 3.90% Sr. Unsec. Nts., 8/21/27	170,000	177,905
		291,467
Technology Hardware, Storage & Peripherals—0.3%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	186,000	225,073
Dell International LLC/EMC Corp., 5.30% Sr. Sec. Nts., 10/1/29[2]	312,000	351,626
		576,699
Materials—1.2%
Chemicals—0.4%
Dow Chemical Co. (The), 3.625% Sr. Unsec. Nts., 5/15/26	206,000	216,736
Eastman Chemical Co., 3.50% Sr. Unsec. Nts., 12/1/21	130,000	133,349
Nutrien Ltd.:
4.875% Sr. Unsec. Nts., 3/30/20	40,000	40,264
5.00% Sr. Unsec. Nts., 4/1/49	85,000	101,220
RPM International, Inc., 3.45% Sr. Unsec. Nts., 11/15/22	329,000	337,346
		828,915
Construction Materials—0.1%
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	171,000	177,500
Containers & Packaging—0.5%
International Paper Co., 4.35% Sr. Unsec. Nts., 8/15/48	83,000	88,253
Packaging Corp. of America, 3.65% Sr. Unsec. Nts., 9/15/24	274,000	288,007
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25	290,000	297,370
WRKCo, Inc., 3.90% Sr. Unsec. Nts., 6/1/28	189,000	200,625
		874,255
Metals & Mining—0.2%
Anglo American Capital plc, 3.625% Sr. Unsec. Nts., 9/11/24[2]	86,000	89,198
ArcelorMittal SA, 4.25% Sr. Unsec. Nts., 7/16/29	159,000	166,216
Newmont Goldcorp Corp., 2.80% Sr. Unsec. Nts., 10/1/29	148,000	146,722
		402,136
Telecommunication Services—0.8%
Diversified Telecommunication Services—0.5%
AT&T, Inc.:
4.30% Sr. Unsec. Nts., 2/15/30	331,000	368,045
4.35% Sr. Unsec. Nts., 6/15/45	48,000	51,758
4.50% Sr. Unsec. Nts., 3/9/48	142,000	156,923

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Telefonica Emisiones SA, 4.103% Sr. Unsec. Nts., 3/8/27	$85,000	$91,990
Verizon Communications, Inc., 4.522% Sr. Unsec. Nts., 9/15/48	173,000	207,241
		875,957
Wireless Telecommunication Services—0.3%
T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	280,000	300,737
Vodafone Group plc, 3.75% Sr. Unsec. Nts., 1/16/24	332,000	351,135
		651,872
Utilities—1.4%
Electric Utilities—0.9%
AEP Texas, Inc., 3.95% Sr. Unsec. Nts., 6/1/28[2]	172,000	186,958
Berkshire Hathaway Energy Co., 3.80% Sr. Unsec. Nts., 7/15/48	81,000	87,031
Duke Energy Corp., 3.75% Sr. Unsec. Nts., 9/1/46	69,000	71,272
Emera US Finance LP, 2.70% Sr. Unsec. Nts., 6/15/21	179,000	180,664
Enel Finance International NV, 2.875% Sr. Unsec. Nts., 5/25/22[2]	313,000	316,998
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	87,000	97,667
FirstEnergy Corp., 3.90% Sr. Unsec. Nts., 7/15/27	184,000	196,760
Fortis, Inc., 3.055% Sr. Unsec. Nts., 10/4/26	123,000	125,603
Mid-Atlantic Interstate Transmission LLC, 4.10% Sr. Unsec. Nts., 5/15/28[2]	171,000	187,074
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Nts., 5/1/21[2]	317,000	326,352
		1,776,379
Independent Power and Renewable Electricity Producers—0.1%
NRG Energy, Inc., 4.45% Sr. Sec. Nts., 6/15/29[2]	156,000	163,452
Multi-Utilities—0.4%
Ameren Corp., 2.50% Sr. Unsec. Nts., 9/15/24	203,000	204,802
CenterPoint Energy, Inc., 4.25% Sr. Unsec. Nts., 11/1/28	147,000	159,554
Dominion Energy, Inc., 2.715% Jr. Sub. Nts., 8/15/21[8]	197,000	198,525
Sempra Energy, 3.40% Sr. Unsec. Nts., 2/1/28	173,000	179,281
		742,162
Total Non-Convertible Corporate Bonds and Notes (Cost $53,600,520)		56,525,182
Total Investments, at Value (Cost $166,127,330)	97.3%	185,135,707

Net Other Assets (Liabilities)	2.7	5,101,088

Net Assets	100.0%	$190,236,795

18      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

Footnotes to Schedule of Investments

1. Non-income producing security.

2. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2019 was $29,604,905, which represented 15.56% of the Fund’s Net Assets.

3. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,231,935 or 1.17% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $26,647 or 0.01% of the Fund’s net assets at period end.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Notes.

8. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

Futures Contracts as of December 31, 2019
Description	Buy/Sell	Expiration Date	Number of Contracts		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
United States Treasury Long Bonds	Buy	3/20/20	5	USD	797	$779,531	$(17,198)
United States Treasury Nts., 10 yr.	Sell	3/20/20	17	USD	2,203	2,183,172	19,620
United States Treasury Nts., 2 yr.	Buy	3/31/20	20	USD	4,314	4,310,000	(4,288)
United States Treasury Nts., 5 yr.	Sell	3/31/20	71	USD	8,452	8,421,265	30,364
United States Ultra Bonds	Buy	3/20/20	64	USD	12,009	11,626,000	(382,642)
							$(354,144)

Glossary:
Definitions
ADR	American Depositary Receipts
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
LIBOR01M	Intercontinental Exchange London Interbank Offered Rate USD 1 Month
SOFRRATE	United States Secured Overnight Financing Rate
US0001M	Intercontinental Exchange London Interbank Offered Rate USD 1 Month
US0003M	Intercontinental Exchange London Interbank Offered Rate USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

19      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2019

Assets

Investments, at value (cost $166,127,330) — see accompanying schedule of investments	$185,135,707
Cash	22,556,193
Receivables and other assets:

Interest and dividends	721,441

Variation margin receivable - futures contracts	248,785

Shares of beneficial interest sold	15,613

Other	61,134

Total assets	208,738,873

Liabilities

Payables and other liabilities:

Investments purchased	18,146,705

Administration fees	65,984

Shares of beneficial interest redeemed	63,779

Trustees’ compensation	56,485

Shareholder communications	53,750

Distribution and service plan fees	9,734

Transfer and shareholder servicing agent fees	6,072

Advisory fees	3,868

Other	95,701

Total liabilities	18,502,078

Net Assets	$190,236,795

Composition of Net Assets
Shares of beneficial interest	$163,312,739
Total distributable earnings	26,924,056

Net Assets	$190,236,795

Net Asset Value Per Share

Series I Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $144,383,537 and 8,853,833 shares of beneficial interest outstanding)	$16.31

Series II Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $45,853,258 and 2,849,968 shares of beneficial interest outstanding)	$16.09

See accompanying Notes to Financial Statements.

20      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2019

Investment Income

Interest	$3,916,102

Dividends:

Unaffiliated companies (net of foreign withholding taxes of $4,640)	1,319,999

Affiliated companies	82,154

Total investment income	5,318,255

Expenses

Advisory fees	1,417,062

Administration fees	175,349

Distribution and service plan fees:

Series II shares	113,349

Transfer and shareholder servicing agent fees:

Series I shares	82,660

Series II shares	25,476

Shareholder communications:

Series I shares	54,090

Series II shares	16,885

Custodian fees and expenses	55,408

Trustees’ compensation	14,566

Borrowing fees	2,380

Other	62,954

Total expenses	2,020,179

Less waivers, reimbursement of expenses and offset arrangement(s)	(624,236)

Net expenses	1,395,943

Net Investment Income	3,922,312

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:

Investment transactions in unaffiliated companies (includes net gains (losses) from securities sold to affiliates of $(107,880))	3,277,965

Futures contracts	2,194,445

Foreign currency transactions	1,362

Swap contracts	(499,179)

Net realized gain	4,974,593

Net change in unrealized appreciation/(depreciation) on:

Investment transactions in unaffiliated companies	22,390,493

Translation of assets and liabilities denominated in foreign currencies	657

Futures contracts	(700,415)

Net change in unrealized appreciation/(depreciation)	21,690,735

Net Increase in Net Assets Resulting from Operations	$30,587,640

See accompanying Notes to Financial Statements.

21      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations

Net investment income	$3,922,312	$4,046,190

Net realized gain	4,974,593	3,099,921

Net change in unrealized appreciation/(depreciation)	21,690,735	(17,786,939)

Net increase (decrease) in net assets resulting from operations	30,587,640	(10,640,828)

Dividends and/or Distributions to Shareholders

Distributions to shareholders from distributable earnings:

Series I shares	(5,596,424)	(6,688,120)

Series II shares	(1,648,251)	(1,986,593)

Total distributions from distributable earnings	(7,244,675)	(8,674,713)

Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from beneficial interest transactions:

Series I shares	(13,751,593)	(10,990,551)

Series II shares	(2,673,730)	(4,022,754)

Total beneficial interest transactions	(16,425,323)	(15,013,305)

Net Assets

Total increase (decrease)	6,917,642	(34,328,846)

Beginning of period	183,319,153	217,647,999

End of period	$190,236,795	$183,319,153

See accompanying Notes to Financial Statements.

22      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

FINANCIAL HIGHLIGHTS

Series I Shares	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$ 14.43	$ 15.92	$ 14.86	$ 14.46	$ 14.67
Income (loss) from investment operations:
Net investment income[1]	0.33	0.32	0.27	0.26	0.31
Net realized and unrealized gain (loss)	2.16	(1.13)	1.09	0.49	(0.18)
Total from investment operations	2.49	(0.81)	1.36	0.75	0.13
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.36)	(0.31)	(0.30)	(0.35)	(0.34)
Distributions from net realized gain	(0.25)	(0.37)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.61)	(0.68)	(0.30)	(0.35)	(0.34)
Net asset value, end of period	$16.31	$14.43	$15.92	$14.86	$14.46

Total Return, at Net Asset Value[2]	17.51%	(5.32)%	9.25%	5.26%	0.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 144,384	$ 140,290	$ 166,015	$ 172,573	$ 182,406
Average net assets (in thousands)	$ 145,820	$ 155,024	$ 170,438	$ 177,368	$ 194,208
Ratios to average net assets:[3]
Net investment income	2.11%	2.05%	1.74%	1.78%	2.09%
Expenses excluding specific expenses listed below	1.00%	0.98%	0.94%	0.94%	0.91%
Interest and fees from borrowings[4]	0.00%	0.00%	0.00%	0.00%	0.00%
Total expenses[5]	1.00%	0.98%	0.94%	0.94%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.67%	0.67%	0.67%	0.67%
Portfolio turnover rate[6,7]	68%	60%	76%	68%	68%

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from fund fees and expenses were as follows:

Year Ended December 31, 2019	1.00%
Year Ended December 31, 2018	0.98%
Year Ended December 31, 2017	0.94%
Year Ended December 31, 2016	0.94%
Year Ended December 31, 2015	0.91%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2019	$489,567,330	$509,769,207
Year Ended December 31, 2018	$685,887,902	$703,549,464
Year Ended December 31, 2017	$729,295,309	$711,803,922
Year Ended December 31, 2016	$737,550,642	$742,753,245
Year Ended December 31, 2015	$829,988,104	$849,696,153

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

23      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

FINANCIAL HIGHLIGHTS Continued

Series II Shares	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$14.24	$15.71	$14.67	$14.28	$14.49
Income (loss) from investment operations:
Net investment income[1]	0.29	0.27	0.23	0.22	0.27
Net realized and unrealized gain (loss)	2.13	(1.10)	1.07	0.48	(0.18)
Total from investment operations	2.42	(0.83)	1.30	0.70	0.09
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.32)	(0.27)	(0.26)	(0.31)	(0.30)
Distributions from net realized gain	(0.25)	(0.37)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.57)	(0.64)	(0.26)	(0.31)	(0.30)
Net asset value, end of period	$16.09	$14.24	$15.71	$14.67	$14.28

Total Return, at Net Asset Value[2]	17.22%	(5.53)%	8.95%	4.96%	0.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,853	$43,029	$51,633	$51,743	$52,226
Average net assets (in thousands)	$45,343	$48,109	$51,345	$53,914	$59,085
Ratios to average net assets:[3]
Net investment income	1.86%	1.80%	1.49%	1.53%	1.84%
Expenses excluding specific expenses listed below	1.25%	1.23%	1.19%	1.19%	1.16%
Interest and fees from borrowings[4]	0.00%	0.00%	0.00%	0.00%	0.00%
Total expenses[5]	1.25%	1.23%	1.19%	1.19%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.92%	0.92%	0.92%	0.92%
Portfolio turnover rate[6,7]	68%	60%	76%	68%	68%

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from fund fees and expenses were as follows:

Year Ended December 31, 2019	1.25%
Year Ended December 31, 2018	1.23%
Year Ended December 31, 2017	1.19%
Year Ended December 31, 2016	1.19%
Year Ended December 31, 2015	1.16%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2019	$489,567,330	$509,769,207
Year Ended December 31, 2018	$685,887,902	$703,549,464
Year Ended December 31, 2017	$729,295,309	$711,803,922
Year Ended December 31, 2016	$737,550,642	$742,753,245
Year Ended December 31, 2015	$829,988,104	$849,696,153

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

24      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer V.I. Conservative Balanced Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Conservative Balanced/VA Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Non-Service and Service shares received Series I and Series II shares of the Fund, respectively. Information for the Acquired Fund’s Non-Service and Service shares prior to the Reorganization is included with Series I and Series II, respectively, throughout this report.

The Fund’s investment objective is to seek total return

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations,

25      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued

including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually to separate accounts of participating insurance companies. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

26      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed

27      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued

payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited..

L.

Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

M.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

28      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

For the year ended December 31, 2019, the effective advisory fees incurred by the Fund was 0.74%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $564,060 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.67% and 0.92%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $3,324 and reimbursed Fund expenses of $472,685 and $147,186 for Series I and Series II shares, respectively.

Prior to the Reorganization, OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Non-Service and Service shares to 0.67% and 0.92%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $16,263 for accounting and fund administrative services and was reimbursed $159,086 for fees paid to insurance companies. Additionally, Invesco has entered into service agreements whereby JP Morgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended December 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Series II shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI at an annual rate of 0.25% of the average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the class of shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own shares of such class. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended December 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s

29      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued

assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$11,293,576	$—	$—	$11,293,576
Consumer Staples	3,622,040	—	—	3,622,040
Energy	3,465,440	—	—	3,465,440
Financials	14,206,349	—	—	14,206,349
Health Care	10,093,479	—	—	10,093,479
Industrials	6,198,929	—	—	6,198,929
Information Technology	14,490,222	—	—	14,490,222
Materials	903,035	—	—	903,035
Telecommunication Services	2,235,126	—	—	2,235,126
Utilities	2,540,358	—	—	2,540,358
Asset-Backed Securities	—	19,664,320	—	19,664,320
Mortgage-Backed Obligations	—	35,518,435	—	35,518,435
U.S. Government Obligations	—	4,379,216	—	4,379,216
Non-Convertible Corporate Bonds and Notes	—	56,525,182	—	56,525,182

Total Investments, at Value	69,048,554	116,087,153	—	185,135,707
Other Financial Instruments:
Futures contracts	49,984	—	—	49,984

Total Assets	$69,098,538	$116,087,153	$—	$185,185,691

Liabilities Table
Other Financial Instruments:
Futures contracts	$(404,128)	$—	$—	$(404,128)

Total liabilities	$(404,128)	$—	$—	$(404,128)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period January 1, 2019 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities purchases of $135,576 and securities sales of $533,049, which resulted in net realized (losses) of ($107,880). For the period May 25, 2019 to December 31, 2019, the Fund engaged in transactions with affiliates as listed: Securities purchases of $502,904.

Note 5 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other

30      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of December 31, 2019:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value

Interest rate contracts Futures Contracts		$49,984	*	Futures Contracts	$404,128*

* Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

Effect of Derivative Investments for the Year Ended December 31, 2019

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total

Credit contracts	$—	$(499,179)	$(499,179)
Interest rate contracts	2,194,445	—	2,194,445

Total	$2,194,445	$(499,179)	$1,695,266

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts

Interest rate contracts	$(700,415)

Total	$(700,415)

The table below summarizes the year ended average notional value of futures contracts and swap agreements during the period.

	Futures contracts	Swap contracts
Average notional amount	$28,059,112	$5,236,910

Note 6 – Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,041.

Note 7 – Trustee and Officer Fees and Benefits

Certain Trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

31      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 8 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 9 – Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018

Ordinary income	$4,189,683	$3,901,246
Long-term capital gain	3,054,992	4,773,467

Total distributions	$7,244,675	$8,674,713

Tax Components of Net Assets at Period-End:

2019

Undistributed ordinary income	$6,159,167
Undistributed long-term capital gain	1,893,195
Net unrealized appreciation - investments	18,926,519
Temporary book/tax differences	(54,825)
Shares of beneficial interest	163,312,739

Total net assets	$190,236,795

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, future contracts and partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2019.

Note 10 – Investments Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $95,659,422 and $130,323,785, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $17,583,226 and $13,797,026, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$22,277,455
Aggregate unrealized (depreciation) of investments	(3,350,936)

Net unrealized appreciation of investments	$18,926,519

Cost of investments for tax purposes is $172,320,404.

Note 11 – Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns, on December 31, 2019 undistributed net investment income was increased by $75,251, undistributed net realized gain was decreased by $75,109, and shares of beneficial interest was decreased by $142. This reclassification had no effect on the net assets of the Fund.

32      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

Note 12 – Share Information

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2019[1]		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Series I Shares
Sold	137,278	$2,146,719	165,620	$2,527,555
Dividends and/or distributions reinvested	362,933	5,596,424	439,719	6,688,120
Redeemed	(1,371,558)	(21,494,736)	(1,310,778)	(20,206,226)

Net increase (decrease)	(871,347)	$(13,751,593)	(705,439)	$(10,990,551)

Series II Shares
Sold	190,204	$2,932,620	158,863	$2,411,795
Dividends and/or distributions reinvested	108,224	1,648,251	132,175	1,986,593
Redeemed	(470,960)	(7,254,601)	(554,938)	(8,421,142)

Net increase (decrease)	(172,532)	$(2,673,730)	(263,900)	$(4,022,754)

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 72% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Note 13 – Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

33      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco Oppenheimer V.I. Conservative Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer V.I. Conservative Balanced Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statements of operations and of changes in net assets for the year ended December 31, 2019, including the related notes, and the financial highlights for the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and changes in its net assets for the year ended December 31, 2019 and the financial highlights for the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer V.I. Conservative Balanced Fund (formerly known as Oppenheimer Conservative Balanced Fund/VA) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995.We have not been able to determine the specific year we began serving as auditor.

34      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax

Long-Term Capital Gain Distributions	$3,054,992
Qualified Dividend Income*	0.41%
Corporate Dividends Received Deduction*	22.37%
U.S. Treasury Obligations*	0.40%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

35      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO SCHEDULE OF INVESTMENTS

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco. com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

36      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED TRUSTEE

Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	229	None

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

37      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229*	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

38      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years

INDEPENDENT TRUSTEES (CONTINUED)

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/ Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/ Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non- profit organization managing regional electricity market)

39      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange- Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC	N/A	N/A

		Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange- Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

40      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
John M. Zerr — 1962 Senior Vice President	2006	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)	N/A	N/A

		Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.);
		Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey - 1962 Senior Vice President	2012	Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008	Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust	N/A	N/A

		Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

41      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.
Robert R. Leveille – 1969 Chief Compliance Officer	2016	Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds	N/A	N/A

		Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	JPMorgan Chase Bank 4 Chase Metro Tech Center Brooklyn, NY 11245

42      INVESCO OPPENHEIMER V.I. CONSERVATIVE BALANCED FUND

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Annual Report	12/31/2019

Invesco Oppenheimer

V.I. Discovery Mid Cap Growth Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company. If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semi annual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange- traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Discovery Mid Cap Growth Fund/VA. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

PORTFOLIO MANAGERS: Ronald J. Zibelli, Jr., CFA and Justin Livengood, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/19

	Inception Date	1-Year	5-Year	10-Year
Series I Shares*	8/15/86	39.37%	12.96%	14.78%
Series II Shares*	10/16/00	39.01	12.68	14.50
Russell Midcap Growth Index		35.47	11.60	14.24

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the Oppenheimer predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

O’Reilly Automotive, Inc.	2.3%
KLA Corp.	2.1
DexCom, Inc.	2.1
Synopsys, Inc.	2.0
Lam Research Corp.	1.9
TransDigm Group, Inc.	1.9
RingCentral, Inc., Cl. A	1.9
Pool Corp.	1.9
CDW Corp.	1.8
CoStar Group, Inc.	1.8

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on net assets.

SECTOR ALLOCATION

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on the total market value of common stocks.

For more current Fund holdings, please visit invesco.com.

*Effective after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses.

3 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

Fund Performance Discussion

The Fund’s Series I (Non-Service) shares produced a return of 39.37% during the reporting period outperforming the Russell Midcap Growth Index’s (the Index) return of 35.47%. The Fund outperformed the benchmark within Information Technology, Industrials, and Financials sectors due to strong stock selection. This was slightly offset by poor stock selection in the Consumer Staples and Consumer Discretionary sectors.

MARKET OVERVIEW

Markets did surprisingly well considering that the year was plagued with concerns regarding resolution to US-China trade deal, direction of interest rates and monetary policy. In the end investors were rewarded and optimism lifted markets higher.

CONTRIBUTORS TO PERFORMANCE

The top performing stocks for the fund during this reporting period included Ring Central, CoStar, and Total System Services.

Ring Central operates as a provider of software-as-a-service solutions for business communications, offers a multi-year and enterprise-grade communications solution that enables customers and their employees to communicate via voice, text, HD Video and web conferencing. Throughout 2019, RingCentral has consistently reported strong earnings results, raised guidance and announced a transformative deal with Avaya during the latter part of 2019.

CoStar is the leading provider of real estate information services in the United States. The company continues to experience robust organic growth across its segments with margins benefiting from strong operating leverage. We saw this in the second quarter with a 19% rise in share price.

Total System Services provides electronic payment processing services to financial and non-financial institutions, enabling businesses to go paperless. TSS is currently the market leader in both credit issuer processing and merchant processing services. During the second quarter they benefitted from their announcement of a merger with Global Payments and saw a 35% increase in share price.

DETRACTORS TO PERFORMANCE

The stocks that detracted from performance most during this reporting period included Lamb Weston, Service Master, and Lyft.

Lamb Weston produces and supplies frozen potato products, specifically fries, puffs, chips, and prepared potato products. Lamb Weston detracted from portfolio performance as shares fell 21% in the second quarter due to concerns related to a competitor’s announcement of plans to invest in additional potato processing capacity. We have exited this position.

Service Master is a leading provider of essential residential and commercial services, which pre-announced a big third-quarter 2019 miss and cut guidance. The company blamed higher termite damage claims and stepped-up growth investments. Third-quarter revenue was a bit shy and margins fell sharply, which led to a big adjusted EPS miss. We have exited this position.

Lyft is an online ride-sharing service. The share price fell substantially over the second quarter due to fears of competitive pressure. Our position in LYFT was eliminated.

STRATEGY & OUTLOOK

Our long-term investment process remains the same. We seek dynamic companies with above-average and sustainable revenue and earnings growth that we believe are positioned to outperform. This includes leading firms in structurally attractive industries with committed management teams that have proven records of performance.

Looking forward, we expect the US economy to generate about 2.5% growth in 2020. This would be close to the 2.4% for 2019 and would represent the 11th consecutive year of growth. Stable Fed monetary policy and the resolution of uncertainties regarding trade disputes, Brexit, the annual Federal budget and impeachment support the case for sustaining this long expansion. Meanwhile, interest rates and inflation remain low by historical standards and corporate earnings may regain some vigor after a tough stretch in recent quarters. Equity valuations remain high relative to most periods but appear reasonable when placed in context of the favorable macroeconomic environment. Our opportunity set of premier growth companies remains compelling and we believe stock selection can continue to drive our relative performance.

4 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2019. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

5 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Series I Shares of the Fund at 12/31/19

1-Year     39.37%     5-Year     12.96%     10-Year      14.78%

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Series II Shares of the Fund at 12/31/19

1-Year     39.01%     5-Year     12.68%     10-Year      14.50%

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the Oppenheimer predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

6 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During 6 Months Ended December 31, 2019
Series I shares	$1,000.00	$1,071.90	$4.19
Series II shares	1,000.00	1,070.60	5.49

Hypothetical
(5% return before expenses)
Series I shares	1,000.00	1,021.17	4.08
Series II shares	1,000.00	1,019.91	5.36

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2019 are as follows:

Class	Expense Ratios
Series I shares	0.80%
Series II shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

7 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS December 31, 2019

	Shares	Value
Common Stocks—99.2%
Consumer Discretionary—17.2%
Auto Components—0.7%
Aptiv plc	57,220	$5,434,183

Distributors—1.9%
Pool Corp.	66,014	14,020,053

Diversified Consumer Services—1.2%
Bright Horizons Family Solutions, Inc.[1]	61,405	9,228,558

Entertainment—1.1%
Live Nation Entertainment, Inc.[1]	114,188	8,161,016

Hotels, Restaurants & Leisure—3.2%
Chipotle Mexican Grill, Inc., Cl. A1	13,320	11,150,305
Hilton Worldwide Holdings, Inc.	59,010	6,544,799
Planet Fitness, Inc., Cl. A1	77,280	5,771,271
		23,466,375

Household Durables—0.5%
Garmin Ltd.	39,870	3,889,717

Interactive Media & Services—1.1%
IAC/InterActiveCorp[1]	33,162	8,260,986

Media—1.0%
Cable One, Inc.	4,920	7,323,273

Specialty Retail—4.7%
Burlington Stores, Inc.[1]	26,125	5,957,284
CarMax, Inc.[1]	56,243	4,930,824
O’Reilly Automotive, Inc.[1]	38,500	16,873,010
Tractor Supply Co.	79,765	7,453,241
		35,214,359

Textiles, Apparel & Luxury Goods—1.8%
lululemon athletica, Inc.[1]	57,503	13,321,720

Consumer Staples—2.1%
Food Products—2.1%
McCormick & Co., Inc.	56,180	9,535,432
Simply Good Foods Co. (The)[1]	87,194	2,488,517
Tyson Foods, Inc., Cl. A	41,109	3,742,563
		15,766,512

Energy—0.5%
Oil, Gas & Consumable Fuels—0.5%
Cheniere Energy, Inc.[1]	56,530	3,452,287

Financials—10.8%
Capital Markets—5.0%
KKR & Co., Inc., Cl. A	188,735	5,505,400
LPL Financial Holdings, Inc.	85,319	7,870,678
MarketAxess Holdings, Inc.	17,240	6,535,856
MSCI, Inc., Cl. A	51,601	13,322,346
Tradeweb Markets, Inc., Cl. A	87,813	4,070,133
		37,304,413

Commercial Banks—1.1%
First Republic Bank	69,797	8,197,657

Insurance—1.2%
Arthur J. Gallagher & Co.	98,000	9,332,540

Real Estate Investment Trusts (REITs)—2.4%
Alexandria Real Estate Equities, Inc.	40,390	6,526,216
Americold Realty Trust	98,221	3,443,628
SBA Communications Corp., Cl. A	31,356	7,556,483
		17,526,327

Real Estate Management & Development—1.1%
CBRE Group, Inc., Cl. A1	138,290	8,475,794

Health Care—14.8%
Biotechnology—0.5%
Seattle Genetics, Inc.[1]	32,726	3,739,273

Health Care Equipment & Supplies—9.4%
Cooper Cos., Inc. (The)	12,012	3,859,336

	Shares	Value
Health Care Equipment & Supplies (Continued)
DexCom, Inc.[1]	70,400	$15,399,296
Edwards Lifesciences Corp.[1]	40,052	9,343,731
IDEXX Laboratories, Inc.[1]	28,826	7,527,333
Masimo Corp.[1]	50,077	7,915,171
Novocure Ltd.[1]	40,663	3,426,671
STERIS plc	54,832	8,357,493
Teleflex, Inc.	18,541	6,979,574
West Pharmaceutical Services, Inc.	49,553	7,449,303
		70,257,908

Health Care Technology—0.8%
Veeva Systems, Inc., Cl. A1	39,443	5,548,052

Life Sciences Tools & Services—4.1%
Bio-Rad Laboratories, Inc., Cl. A1	19,100	7,067,573
Bio-Techne Corp.	27,196	5,969,794
ICON plc[1]	49,148	8,464,760
IQVIA Holdings, Inc.[1]	59,953	9,263,338
		30,765,465

Industrials—20.8%
Aerospace & Defense—3.1%
HEICO Corp.	78,890	9,005,293
TransDigm Group, Inc.	25,310	14,173,600
		23,178,893

Building Products—1.0%
Masco Corp.	147,120	7,060,289

Commercial Services & Supplies—4.8%
Cintas Corp.	42,850	11,530,078
Clean Harbors, Inc.[1]	44,621	3,826,251
Copart, Inc.[1]	106,126	9,651,098
Republic Services, Inc., Cl. A	118,640	10,633,703
		35,641,130

Electrical Equipment—1.2%
AMETEK, Inc.	89,461	8,922,840

Industrial Conglomerates—2.8%
Carlisle Cos., Inc.	45,560	7,373,431
Roper Technologies, Inc.	37,036	13,119,262
		20,492,693

Machinery—1.6%
IDEX Corp.	49,304	8,480,288
Nordson Corp.	22,647	3,687,837
		12,168,125

Professional Services—4.2%
CoStar Group, Inc.[1]	22,326	13,357,646
IHS Markit Ltd.[1]	101,247	7,628,962
TransUnion	124,312	10,642,350
		31,628,958

Road & Rail—2.1%
Kansas City Southern	56,535	8,658,901
Old Dominion Freight Line, Inc.	36,300	6,889,014
		15,547,915

Information Technology—29.8%
Communications Equipment—1.2%
Motorola Solutions, Inc.	58,066	9,356,755

Electronic Equipment, Instruments, & Components—3.6%
CDW Corp.	95,793	13,683,072
Keysight Technologies, Inc.[1]	126,500	12,982,695
		26,665,767

IT Services—6.2%
Booz Allen Hamilton Holding Corp., Cl. A	127,040	9,036,355
EPAM Systems, Inc.[1]	31,683	6,721,865
Euronet Worldwide, Inc.[1]	46,963	7,399,490
Global Payments, Inc.	54,235	9,901,142
Twilio, Inc., Cl. A1	56,910	5,593,115

8 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

	Shares	Value
IT Services (Continued)
WEX, Inc.[1]	35,192	$7,371,317
		46,023,284

Semiconductors & Semiconductor Equipment—8.7%
Advanced Micro Devices, Inc.[1]	267,115	12,249,894
KLA Corp.	88,144	15,704,616
Lam Research Corp.	49,064	14,346,314
Marvell Technology Group Ltd.	265,067	7,040,179
Monolithic Power Systems, Inc.	54,610	9,721,672
NXP Semiconductors NV	44,645	5,681,523
		64,744,198

Software—10.1%
ANSYS, Inc.[1]	26,880	6,919,181
Aspen Technology, Inc.[1]	42,916	5,189,832
Atlassian Corp. plc, Cl. A1	70,377	8,469,168
Coupa Software, Inc.[1]	40,920	5,984,550
Paycom Software, Inc.[1]	23,480	6,216,565
RingCentral, Inc., Cl. A1	84,023	14,172,160
Splunk, Inc.[1]	49,954	7,481,611
Synopsys, Inc.[1]	106,077	14,765,918

	Shares	Value
Software (Continued)
Trade Desk, Inc. (The), Cl. A1	22,130	$5,748,931
		74,947,916

Materials—3.2%
Chemicals—1.0%
FMC Corp.	45,802	4,571,955
Huntsman Corp.	113,669	2,746,243
		7,318,198

Construction Materials—0.9%
Martin Marietta Materials, Inc.	25,089	7,015,888

Containers & Packaging—1.3%
Avery Dennison Corp.	29,240	3,825,177
Ball Corp.	87,097	5,632,563
		9,457,740
Total Common Stocks (Cost $538,930,356)		738,857,057

Investment Company—0.7%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%[2] (Cost $5,411,943)	5,411,943	5,411,943
Total Investments, at Value (Cost $544,342,299)	99.9%	744,269,000
Net Other Assets (Liabilities)	0.1	467,413
Net Assets	100.0%	$744,736,413

Footnotes to Schedule of Investments

1. Non-income producing security.

2. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

See accompanying Notes to Financial Statements.

9 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2019

Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $538,930,356)	$738,857,057
Affiliated companies (cost $5,411,943)	5,411,943

744,269,000

Cash	96,589

Receivables and other assets:
Investments sold	2,831,483
Dividends	1,168,060
Shares of beneficial interest sold	45,642
Other	84,150

Total assets	748,494,924

Liabilities
Payables and other liabilities:
Investments purchased	2,301,529
Shares of beneficial interest redeemed	980,830
Administration fee	270,119
Trustees’ compensation	77,573
Shareholder communications	53,538
Advisory fee	14,271
Transfer and shareholder servicing agent fees	12,118
Distribution and service plan fees	10,769
Other	37,764

Total liabilities	3,758,511

Net Assets	$744,736,413

Composition of Net Assets
Shares of beneficial interest	$480,284,478

Total distributable earnings	264,451,935

Net Assets	$744,736,413

Net Asset Value Per Share
Series I Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $693,424,333 and 8,272,608 shares of beneficial interest outstanding)	$83.82

Series II Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $51,312,080 and 660,361 shares of beneficial interest outstanding)	$77.70

See accompanying Notes to Financial Statements.

10 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2019

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $15,890)	$5,855,282
Affiliated companies	237,827

Interest	131

Total investment income	6,093,240

Expenses
Advisory fees	5,016,938

Administration fees	709,390

Distribution and service plan fees — Series II shares	110,251

Transfer and shareholder servicing agent fees:
Series I shares	344,405
Series II shares	21,336

Shareholder communications:
Series I shares	48,649
Series II shares	3,213

Trustees’ compensation	22,633

Borrowing fees	8,486

Custodian fees and expenses	4,575

Other	58,038

Total expenses	6,347,914
Less waivers, reimbursement of expenses and offset arrangement(s)	(515,643)

Net expenses	5,832,271

Net Investment Income	260,969

Realized and Unrealized Gain
Net realized gain on investment transactions in unaffiliated companies (includes net gains (losses) from securities sold to affiliates of $(149,286))	67,792,034

Net change in unrealized appreciation/(depreciation) on investment transactions in unaffiliated companies	163,454,901

Net Increase in Net Assets Resulting from Operations	$231,507,904

See accompanying Notes to Financial Statements.

11 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018

Operations
Net investment income (loss)	$260,969	$(1,784,624)

Net realized gain	67,792,034	95,224,298

Net change in unrealized appreciation/(depreciation)	163,454,901	(128,898,713)

Net increase (decrease) in net assets resulting from operations	231,507,904	(35,459,039)

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Series I shares	(84,658,513)	(95,656,703)
Series II shares	(5,797,957)	(5,963,052)

Total distributions from distributable earnings	(90,456,470)	(101,619,755)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Series I shares	(25,925,623)	20,283,999
Series II shares	8,283,693	3,848,119

Total beneficial interest transactions	(17,641,930)	24,132,118

Net Assets
Total increase (decrease)	123,409,504	(112,946,676)

Beginning of period	621,326,909	734,273,585

End of period	$744,736,413	$621,326,909

See accompanying Notes to Financial Statements.

12 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Series I Shares	2019	2018	2017	2016	2015

Per Share Operating Data
Net asset value, beginning of period	$68.65	$84.21	$72.65	$76.85	$78.82

Income (loss) from investment operations:
Net investment income (loss)[1]	0.04[2]	(0.19)	(0.10)	0.03	(0.19)
Net realized and unrealized gain (loss)	26.04	(3.07)	20.08	1.69	5.67

Total from investment operations	26.08	(3.26)	19.98	1.72	5.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.03)	0.00	0.00
Distributions from net realized gain	(10.91)	(12.30)	(8.39)	(5.92)	(7.45)

Total dividends and/or distributions to shareholders	(10.91)	(12.30)	(8.42)	(5.92)	(7.45)

Net asset value, end of period	$83.82	$68.65	$84.21	$72.65	$76.85

Total Return, at Net Asset Value[3]	39.37%	(6.08)%	28.79%	2.34%	6.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$693,424	$586,273	$694,675	$603,708	$660,450

Average net assets (in thousands)	$671,643	$690,497	$661,192	$621,110	$695,736

Ratios to average net assets:[4]
Net investment income (loss)	0.05%[2]	(0.23)%	(0.12)%	0.04%	(0.24)%
Expenses excluding specific expenses listed below	0.87%	0.86%	0.84%	0.84%	0.83%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]

Total expenses[6]	0.87%	0.86%	0.84%	0.84%	0.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.80%

Portfolio turnover rate[7]	76%	104%	105%	141%	81%

1. Calculated based on the average shares outstanding during the period.

2. Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended December 31, 2019. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $(0.13) and (0.16)%.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from fund fees and expenses were as follows:

Year Ended December 31, 2019	0.87%
Year Ended December 31, 2018	0.86%
Year Ended December 31, 2017	0.84%
Year Ended December 31, 2016	0.84%
Year Ended December 31, 2015	0.83%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

13 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
Series II Shares	2019	2018	2017	2016	2015

Per Share Operating Data
Net asset value, beginning of period	$64.41	$79.87	$69.43	$73.88	$76.21

Income (loss) from investment operations:
Net investment loss[1]	(0.14)[2]	(0.37)	(0.28)	(0.15)	(0.38)
Net realized and unrealized gain (loss)	24.34	(2.79)	19.11	1.62	5.50

Total from investment operations	24.20	(3.16)	18.83	1.47	5.12

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(10.91)	(12.30)	(8.39)	(5.92)	(7.45)

Total dividends and/or distributions to shareholders	(10.91)	(12.30)	(8.39)	(5.92)	(7.45)

Net asset value, end of period	$77.70	$64.41	$79.87	$69.43	$73.88

Total Return, at Net Asset Value[3]	39.01%	(6.31)%	28.46%	2.08%	6.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,312	$35,054	$39,599	$32,252	$37,029

Average net assets (in thousands)	$44,138	$40,815	$35,753	$33,797	$32,812

Ratios to average net assets:[4]
Net investment loss	(0.19)%[2]	(0.48)%	(0.37)%	(0.21)%	(0.49)%
Expenses excluding specific expenses listed below	1.12%	1.11%	1.09%	1.09%	1.08%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]

Total expenses[6]	1.12%	1.11%	1.09%	1.09%	1.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.05%

Portfolio turnover rate[7]	76%	104%	105%	141%	81%

1. Calculated based on the average shares outstanding during the period.

2. Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended December 31, 2019. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $(0.30) and (0.40)%.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from fund fees and expenses were as follows:

Year Ended December 31, 2019	1.12%
Year Ended December 31, 2018	1.11%
Year Ended December 31, 2017	1.09%
Year Ended December 31, 2016	1.09%
Year Ended December 31, 2015	1.08%

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

14 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2019

Note 1 – Significant Accounting Policies

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Discovery Mid Cap Growth Fund/VA (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Non-Service and Service shares received Series I and Series II shares of the Fund, respectively. Information for the Acquired Fund’s Non-Service and Service shares prior to the Reorganization is included with Series I and Series II, respectively, throughout this report.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.   Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a

15 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually to separate accounts of participating insurance companies or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

16 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

H. Indemnifications

- Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Over $1.5 billion	0.58

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2019, the effective advisory fees incurred by the Fund was 0.70%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $1,948,311 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.80% and 1.05%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $10,917 and reimbursed Fund expenses of $469,954 and $32,106 for Series I and Series II shares, respectively.

Prior to the Reorganization, OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Non-Service and Service shares to 0.80% and 1.05%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $61,986 for accounting and fund administrative services and was reimbursed $647,404 for fees paid to insurance companies. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended December 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations

17 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Series II shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI at an annual rate of 0.25% of the average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the class of shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own shares of such class. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended December 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period January 1, 2019 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities purchases of $1,560,045 and securities sales of $1,518,654, which resulted in net realized gains (losses) of $(149,286). For the period May 25, 2019 to December 31, 2019, the Fund engaged in transactions with affiliates as listed: Securities purchases of $1,770,648.

Note 5 – Expense Offset Arrangements

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,666.

Note 6 – Trustee and Officer Fees and Benefits

Certain Trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the

18 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

Deferred Compensation Agreement(s).

Note 7 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 8 – Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018
Ordinary income	$—	$23,521,359
Long-term capital gain	90,456,470	78,098,396

Total distributions	$90,456,470	$101,619,755

Tax Components of Net Assets at Period-End:

2019
Undistributed ordinary income	$271,534
Undistributed long-term gain	65,337,809
Net unrealized appreciation - investments	198,919,479
Temporary book/tax differences	(76,887)
Shares of beneficial interest	480,284,478

Total net assets	$744,736,413

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has no capital loss carryforward as of December 31, 2019.

Note 9 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the ended December 31, 2019 was $537,987,901 and $614,579,018, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$199,952,678
Aggregate unrealized (depreciation) of investments	(1,033,199)

Net unrealized appreciation of investments	$198,919,479

Cost of investments for tax purposes is $545,349,521.

Note 10 – Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of post financial statement adjustments, on December 31, 2019, undistributed net realized gain (loss) was decreased by $30,396 and shares of beneficial interest was increased by $30,396. This reclassification had no effect on the net assets of the Fund.

19 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 11 – Share Information

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2019[1]		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount
Series I Shares
Sold	189,092	$15,154,696	349,932	$26,834,584
Dividends and/or distributions reinvested	1,097,324	84,658,513	1,182,843	95,656,703
Redeemed	(1,553,777)	(125,738,832)	(1,242,422)	(102,207,288)

Net increase (decrease)	(267,361)	$(25,925,623)	290,353	$20,283,999

Series II Shares
Sold	150,758	$11,141,446	110,486	$8,346,786
Dividends and/or distributions reinvested	80,955	5,797,957	78,492	5,963,052
Redeemed	(115,611)	(8,655,710)	(140,477)	(10,461,719)

Net increase (decrease)	116,102	$8,283,693	48,501	$3,848,119

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 47% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including, but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Note 12 – Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

Note 13 – Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which Invesco Oppenheimer VI Discovery Mid Cap Growth Fund (the “Fund”) would acquire all of the assets and liabilities of Invesco VI Mid Cap Growth Fund (the “Target Fund”) in exchange for shares of the Fund.

The Agreement requires approval of the Target Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2020. Upon closing of the reorganization, shareholders of the Target Fund will receive a corresponding class of shares of the Fund in exchange for their shares of the Target Fund and the Target Fund will liquidate and cease operations.

20 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statements of operations and of changes in net assets for the year ended December 31, 2019, including the related notes, and the financial highlights for the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and changes in its net assets for the year ended December 31, 2019 and the financial highlights for the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (formerly known as Oppenheimer Discovery Mid Cap Growth Fund/VA) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement. The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax

Long-Term Capital Gain Distributions	$90,456,470

22 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov. Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco. com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

23 INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSON

Martin L. Flanagan [1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

24       INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229*	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

25       INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort – 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

26       INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS

Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

27       INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

28       INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	JPMorgan Chase Bank 4 Chase Metro Tech Center Brooklyn, NY 11245

29       INVESCO OPPENHEIMER V.I. DISCOVERY MID CAP GROWTH FUND

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Annual report	12/31/2019

Invesco Oppenheimer V.I. Global Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company. If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semi annual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange- traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Global Fund/VA. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

PORTFOLIO MANAGERS: John Delano, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/19

	Inception Date	1-Year	5-Year	10-Year
Series I Shares*	11/12/90	31.79%	10.22%	10.57%
Series II Shares*	7/13/00	31.45	9.94	10.30
MSCI All Country World Index		26.60	8.41	8.79

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher.

Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the Oppenheimer predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Alphabet, Inc., Cl. A	7.4%
LVMH Moet Hennessy Louis Vuitton SE	4.3
Airbus SE	4.1
S&P Global, Inc.	3.7
Adobe, Inc.	3.6
Facebook, Inc., Cl. A	3.5
Intuit, Inc.	3.3
SAP SE	2.9
Anthem, Inc.	2.8
Kering SA	2.7

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on net assets.

REGIONAL ALLOCATION

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019 and are based on the total market value of investments.

For more current Fund holdings, please visit invesco.com.

*Effective after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses.

3       INVESCO OPPENHEIMER V.I. GLOBAL FUND

Fund Performance Discussion

For the twelve months ended December 31, 2019, the Fund’s Series I shares had a return of 31.79%, outperforming its benchmark, the MSCI all-Country World Index (ACWI), which returned 26.60%.

The market resumed a strong upward trajectory in the 4th quarter, after stumbling through much of the third quarter, capping a strong year of returns for equities. However, 2019 was a year of steady, if unspectacular, economic growth, low inflation, and very low interest rates. In fact, for much of the year, interest rates in several of the developed economies hovered near or below zero. Those conditions combined were supportive of equity valuations, countering a more modest economic growth backdrop. For the reporting period all 11 GICs sectors within the ACWI posted strongly positive returns, the lowest being Energy which returned 13.82% for the year.

MARKET OVERVIEW

Trade friction was a constant in the business news of 2019. As we have noted for the last several years, trade wars have no ultimate winners, and it was perhaps no surprise then, that the market began to lift in the latter part of 2019 after it became more clear that the framework for a resolution was emerging. Also, as that trade tension developed, it appears to have led some companies to build extra inventory as a hedge against potential supply chain disruption. That may have, in part, been the cause of some of the industrial production weakness of the last year, and the market downdraft of late 2018 may have been reacting to that with respect to pricing. As is often the case, the market tends to do well when the economy is weak and central banks are easing. We see that as the dominant story of 2019.

FUND REVIEW

The top contributors to performance this period included LVMH Moet Hennessy Louis Vuitton SE, Airbus SE, and Alphabet Inc.

LVMH Moet Hennessy Louis Vuitton SE (LVMH) had another strong year. Late in the year they announced that they would acquire Tiffany & Co, another of our holdings. The deal is a natural one. LVMH is the leading luxury company in the world, and Tiffany vaults them to the number one position in luxury jewelry. Also, Tiffany has been in turnaround mode the last several years, and the LVMH combination may accelerate that.

Airbus SE is the chief competitor of Boeing in the global market for civil aviation. Boeing has had a year of woe due to the safety concerns regarding its 737-Max aircraft. We believe that Airbus is operating well as business and has an enviable safety profile.

Alphabet Inc. has been our largest holding for some time. At present, the company remains a major beneficiary of the growth in digital advertising, at the expense of traditional media, such as radio, linear TV, and print media. We think that this is unlikely to change much. In addition, we see YouTube, Maps, Android, AI and other services as being monetized more deeply in the future. Waymo, the autonomous driving platform is a large option embedded in the business, that we think holds promise.

The top three negative contributors to performance last year were Baidu Inc., Farfetch Ltd. and Bayerische Motoren Werke Akitiengesellschaft.

Baidu Inc. is the leader in Chinese internet search platforms. However, for a variety of reasons Baidu has not achieved the dominance of Google, across much of the rest of the world. In addition, its management has lacked transparency and accountability. Following an inexplicably weak earnings announcement during the year we lost confidence the company could fulfill our expectations, and we eliminated it from the portfolio.

Farfetch Ltd. a United Kingdom based online luxury goods business, was disappointing. It has been challenged by heavy discounting in the brick and mortar retail business. We continue to hold it, with the view that the management team has a good handle on the issue.

Bayerische Motoren Werke Akitiengesellschaft, also known as the German car company BMW, like many other car makers in around the world, has been challenged by weakness in new car demand. We reduced our position in the company during the year, though it remains a minor holding.

POSITIONING AND OUTLOOK

Our thematic, long-term, investment style leads us towards seeking quality businesses with sustainability of both enterprise and advantaged position. We hope to buy these at prices that do not fully reflect their future value, usually because the current understanding of that value by the market seems misestimated to

4       INVESCO OPPENHEIMER V.I. GLOBAL FUND

us for a reason that is temporary. Unpopularity is a price we are willing to incur for a while. Also, it has been our experience that competitively advantaged companies in ascendant industries can create economic value that can go on for decades. This is why we think and behave with a long-term focus.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2019. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the MSCI All Country World Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

5       INVESCO OPPENHEIMER V.I. GLOBAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Series I Shares of the Fund at 12/31/19

1-Year    31.79%     5-Year    10.22%    10-Year 10.57%

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Series II Shares of the Fund at 12/31/19

1-Year    31.45%    5-Year    9.94%     10-Year  10.30%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

6       INVESCO OPPENHEIMER V.I. GLOBAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During 6 Months Ended December 31, 2019
Series I shares	$1,000.00	$ 1,084.90	$ 4.05
Series II shares	1,000.00	1,083.70	5.37

Hypothetical
(5% return before expenses)
Series I shares	1,000.00	1,021.32	3.93
Series II shares	1,000.00	1,020.06	5.21
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2019 are as follows:

Class	Expense Ratios
Series I shares	0.77%
Series II shares	1.02

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

7       INVESCO OPPENHEIMER V.I. GLOBAL FUND

SCHEDULE OF INVESTMENTS December 31, 2019

	Shares	Value
Common Stocks—99.1%

Consumer Discretionary—28.2%
Automobiles—0.3%
Bayerische Motoren Werke AG	134,591	$8,310,647

Entertainment—4.4%
Capcom Co. Ltd.	644,200	17,892,059
Electronic Arts, Inc.[1]	178,023	19,139,253
Nintendo Co. Ltd.	64,700	26,115,913
Walt Disney Co. (The)	326,412	47,208,967
		110,356,192

Hotels, Restaurants & Leisure—0.4%
International Game Technology plc	767,398	11,487,948

Interactive Media & Services—10.9%
Alphabet, Inc., Cl. A1	138,689	185,758,659
Facebook, Inc., Cl. A1	431,581	88,582,000
		274,340,659

Internet & Catalog Retail—3.1%
Amazon.com, Inc.[1]	12,017	22,205,494
Farfetch Ltd., Cl. A1	698,120	7,225,542
JD.com, Inc., ADR[1]	1,389,453	48,950,429
		78,381,465

Specialty Retail—1.8%
Industria de Diseno Textil SA	1,252,424	44,364,552

Textiles, Apparel & Luxury Goods—7.3%
Brunello Cucinelli SpA	174,343	6,175,119
Kering SA	103,416	68,127,507
LVMH Moet Hennessy Louis Vuitton SE	234,556	109,240,022
		183,542,648

Consumer Staples—3.1%

Household Products—1.5%
Colgate-Palmolive Co.	544,473	37,481,521

Personal Products—1.6%
Unilever plc	704,860	40,352,718

Financials—17.0%

Capital Markets—5.4%
Credit Suisse Group AG1	2,321,879	31,510,127
Goldman Sachs Group, Inc. (The)	31,184	7,170,137
S&P Global, Inc.	342,687	93,570,685
UBS Group AG1	371,232	4,685,265
		136,936,214

Commercial Banks—5.5%
Citigroup, Inc.	842,487	67,306,287
ICICI Bank Ltd., Sponsored ADR	3,316,634	50,048,007
Societe Generale SA	616,501	21,540,989
		138,895,283

Insurance—3.5%
Allianz SE	205,389	50,363,598
Prudential plc	1,927,166	37,081,443
		87,445,041

Real Estate Management & Development—2.6%
DLF Ltd.	20,439,758	66,159,445

Health Care—13.6%

Biotechnology—4.6%
ACADIA Pharmaceuticals, Inc.[1]	135,806	5,809,781
Blueprint Medicines Corp.[1]	182,373	14,609,901
GlycoMimetics, Inc.[1]	565,120	2,989,485
Incyte Corp.[1]	210,569	18,386,885
Ionis Pharmaceuticals, Inc.[1]	279,721	16,897,946
MacroGenics, Inc.[1]	530,500	5,771,840
Sage Therapeutics, Inc.[1]	157,123	11,342,709
Sarepta Therapeutics, Inc.[1]	118,048	15,232,914

	Shares	Value
Biotechnology (Continued)
uniQure NV1	232,700	$16,675,282
Veracyte, Inc.[1]	292,070	8,154,594
		115,871,337

Health Care Equipment & Supplies—1.1%
Zimmer Biomet Holdings, Inc.	192,330	28,787,954

Health Care Providers & Services—3.8%
Anthem, Inc.	234,529	70,834,794
Centene Corp.[1]	382,486	24,046,895
		94,881,689

Life Sciences Tools & Services—2.0%
Agilent Technologies, Inc.	418,693	35,718,700
Avantor, Inc.[1]	847,098	15,374,828
		51,093,528

Pharmaceuticals—2.1%
Bayer AG	256,398	20,957,970
Phathom Pharmaceuticals, Inc.[1]	248,900	7,750,746
Takeda Pharmaceutical Co. Ltd.	591,294	23,425,800
		52,134,516

Industrials—13.2%

Aerospace & Defense—4.1%
Airbus SE	705,629	103,528,266

Air Freight & Couriers—1.3%
United Parcel Service, Inc., Cl. B	284,856	33,345,243

Building Products—1.3%
Assa Abloy AB, Cl. B	1,443,599	33,733,803

Electrical Equipment—2.3%
Nidec Corp.	430,600	58,821,735

Industrial Conglomerates—0.3%
3M Co.	41,445	7,311,727

Machinery—2.6%
Atlas Copco AB, Cl. A	702,160	27,989,909
FANUC Corp.	134,900	24,914,437
Minebea Mitsumi, Inc.	539,800	11,139,610
		64,043,956

Professional Services—1.3%
Equifax, Inc.	236,302	33,110,636

Information Technology—24.0%

Electronic Equipment, Instruments, & Components—8.0%
Keyence Corp.	147,944	52,365,252
Murata Manufacturing Co. Ltd.	976,500	60,372,087
Omron Corp.	506,600	29,512,848
TDK Corp.	526,900	59,220,320
		201,470,507

IT Services—3.1%
Fidelity National Information Services, Inc.	105,449	14,666,902
PayPal Holdings, Inc.[1]	451,935	48,885,809
StoneCo Ltd., Cl. A1	365,072	14,562,722
		78,115,433

Semiconductors & Semiconductor Equipment—2.3%
Maxim Integrated Products, Inc.	951,743	58,541,712

Software—10.6%
Adobe, Inc.[1]	276,384	91,154,207
Intuit, Inc.	312,309	81,803,096
Microsoft Corp.	128,978	20,339,831
SAP SE	542,315	73,087,690
		266,384,824
Total Common Stocks (Cost $1,095,471,256)		2,499,231,199

8       INVESCO OPPENHEIMER V.I. GLOBAL FUND

	Shares	Value
Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $—)	4,053,320	$308,919

	Shares	Value
Investment Company—0.8%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%[2] (Cost $20,491,964)	20,491,964	$20,491,964
Total Investments, at Value (Cost $1,115,963,220)	99.9%	2,520,032,082
Net Other Assets (Liabilities)	0.1	1,646,941
Net Assets	100.0%	$2,521,679,023

Footnotes to Schedule of Investments

1. Non-income producing security.

2. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$ 1,271,272,050	50.4%
Japan	363,780,062	14.4
France	302,436,784	12.0
Germany	152,719,904	6.1
India	116,516,371	4.6
United Kingdom	84,659,703	3.4
Sweden	61,723,712	2.5
China	48,950,429	1.9
Spain	44,364,552	1.8
Switzerland	36,195,392	1.4
Netherlands	16,675,282	0.7
Brazil	14,562,722	0.6
Italy	6,175,119	0.2

Total	$ 2,520,032,082	100.0%

Glossary:

Definitions
ADR American Depositary Receipt

See accompanying Notes to Financial Statements.

9       INVESCO OPPENHEIMER V.I. GLOBAL FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2019

Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $1,095,471,256)	$ 2,499,540,118
Affiliated companies (cost $20,491,964)	20,491,964

2,520,032,082

Cash	679,168
Receivables and other assets:
Dividends	6,309,373
Investments sold	4,209,311
Shares of beneficial interest sold	201,875
Other	191,906

Total assets	2,531,623,715

Liabilities
Due to custodian-foreign currencies (cost $95)	95
Payables and other liabilities:
Shares of beneficial interest redeemed	7,652,342
Administration fees	911,986
Foreign capital gains tax	556,236
Distribution and service plan fees	251,638
Shareholder communications	178,692
Trustees’ compensation	176,422
Advisory fees	43,217
Transfer and shareholder servicing agent fees	33,985
Other	140,079

Total liabilities	9,944,692

Net Assets	$ 2,521,679,023

Composition of Net Assets
Shares of beneficial interest	$ 1,036,867,479
Total distributable earnings	1,484,811,544

Net Assets	$ 2,521,679,023

Net Asset Value Per Share

Series I Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,334,572,515 and 31,366,480 shares of beneficial interest outstanding)	$42.55

Series II Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,187,106,508 and 28,299,670 shares of beneficial interest outstanding)	$41.95

See accompanying Notes to Financial Statements.

10       INVESCO OPPENHEIMER V.I. GLOBAL FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2019

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $3,122,762)	$34,648,293
Affiliated companies	625,779

Total investment income	35,274,072

Expenses
Advisory fees	14,985,357

Administration fees	2,368,569

Distribution and service plan fees — Series II shares	2,775,421

Transfer and shareholder servicing agent fees:
Series I shares	651,569
Series II shares	548,877

Shareholder communications:
Series I shares	97,709
Series II shares	83,964

Custodian fees and expenses	124,443

Trustees’ compensation	47,444

Borrowing fees	29,367
Other	103,432

Total expenses	21,816,152
Less waivers, reimbursement of expenses and offset arrangement(s)	(582,227)

Net expenses	21,233,925

Net Investment Income	14,040,147

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	90,242,449
Foreign currency transactions	(95,458)

Net realized gain	90,146,991

Net change in unrealized appreciation/(depreciation) on:
Investment transactions in unaffiliated companies (net of foreign capital gains tax of $496,057)	529,053,128
Translation of assets and liabilities denominated in foreign currencies	(9,080)

Net change in unrealized appreciation/(depreciation)	529,044,048

Net Increase in Net Assets Resulting from Operations	$633,231,186

See accompanying Notes to Financial Statements.

11       INVESCO OPPENHEIMER V.I. GLOBAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$14,040,147	$ 18,245,651

Net realized gain	90,146,991	389,171,717

Net change in unrealized appreciation/(depreciation)	529,044,048	(723,755,997)

Net increase (decrease) in net assets resulting from operations	633,231,186	(316,338,629)

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Series I shares	(194,974,813)	(111,686,198)
Series II shares	(166,963,633)	(97,522,940)

Total distributions from distributable earnings	(361,938,446)	(209,209,138)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Series I shares	21,278,948	(34,187,598)
Series II shares	156,942,783	(156,723,848)

Total beneficial interest transactions	178,221,731	(190,911,446)

Net Assets
Total increase (decrease)	449,514,471	(716,459,213)

Beginning of period	2,072,164,552	2,788,623,765

End of period	$2,521,679,023	$ 2,072,164,552

See accompanying Notes to Financial Statements.

12       INVESCO OPPENHEIMER V.I. GLOBAL FUND

FINANCIAL HIGHLIGHTS

Series I Shares	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$38.00	$47.42	$35.02	$38.00	$39.50

Income (loss) from investment operations:
Net investment income[1]	0.29	0.37	0.29	0.26	0.372
Net realized and unrealized gain (loss)	11.03	(5.99)	12.50	(0.42)	1.382

Total from investment operations	11.32	(5.62)	12.79	(0.16)	1.75

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.40)	(0.47)	(0.39)	(0.38)	(0.54)
Distributions from net realized gain	(6.37)	(3.33)	0.00	(2.44)	(2.71)

Total dividends and/or distributions to shareholders	(6.77)	(3.80)	(0.39)	(2.82)	(3.25)

Net asset value, end of period	$42.55	$38.00	$47.42	$35.02	$38.00

Total Return, at Net Asset Value[3]	31.79%	(13.18)%	36.66%	0.08%	3.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,334,573	$1,160,317	$1,479,034	$1,245,070	$1,406,001

Average net assets (in thousands)	$1,284,201	$1,401,836	$1,379,895	$1,270,049	$1,502,338

Ratios to average net assets:[4]
Net investment income	0.70%	0.81%	0.69%	0.75%	0.92%[2]
Expenses excluding specific expenses listed below	0.80%	0.78%	0.76%	0.77%	0.76%
Interest and fees from borrowings[5]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.80%	0.78%	0.76%	0.77%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.78%[7]	0.76%[7]	0.77%[7]	0.76%[7]

Portfolio turnover rate[8]	23%	16%	9%	14%	14%

1. Calculated based on the average shares outstanding during the period.

2. Net investment income per share, net realized and unrealized gain (loss) per share and the net investment income ratio include an adjustment for a prior period reclassification for the year ended December 31, 2015.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from fund fees and expenses were as follows:

Year Ended December 31, 2019	0.80%
Year Ended December 31, 2018	0.78%
Year Ended December 31, 2017	0.76%
Year Ended December 31, 2016	0.77%
Year Ended December 31, 2015	0.76%

7. Waiver was less than 0.005%.

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

13       INVESCO OPPENHEIMER V.I. GLOBAL FUND

FINANCIAL HIGHLIGHTS Continued

Series II Shares	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$37.53	$46.88	$34.64	$37.59	$39.10

Income (loss) from investment operations:
Net investment income[1]	0.18	0.26	0.18	0.17	0.282
Net realized and unrealized gain (loss)	10.89	(5.92)	12.36	(0.41)	1.362

Total from investment operations	11.07	(5.66)	12.54	(0.24)	1.64

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.36)	(0.30)	(0.27)	(0.44)
Distributions from net realized gain	(6.37)	(3.33)	0.00	(2.44)	(2.71)

Total dividends and/or distributions to shareholders	(6.65)	(3.69)	(0.30)	(2.71)	(3.15)

Net asset value, end of period	$41.95	$37.53	$46.88	$34.64	$37.59

Total Return, at Net Asset Value[3]	31.45%	(13.39)%	36.32%	(0.16)%	3.67%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,187,107	$911,848	$1,309,590	$1,065,147	$1,081,711

Average net assets (in thousands)	$1,110,567	$1,215,299	$1,207,002	$1,016,772	$1,219,501

Ratios to average net assets:[4]
Net investment income	0.45%	0.56%	0.43%	0.49%	0.70%[2]
Expenses excluding specific expenses listed below	1.04%	1.03%	1.01%	1.02%	1.01%
Interest and fees from borrowings[5]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.04%	1.03%	1.01%	1.02%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	1.03%[7]	1.01%[7]	1.02%[7]	1.01%[7]

Portfolio turnover rate[8]	23%	16%	9%	14%	14%

1. Calculated based on the average shares outstanding during the period.

2. Net investment income per share, net realized and unrealized gain (loss) per share and the net investment income ratio include an adjustment for a prior period reclassification for the year ended December 31, 2015.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from fund fees and expenses were as follows:

Year Ended December 31, 2019	1.04%
Year Ended December 31, 2018	1.03%
Year Ended December 31, 2017	1.01%
Year Ended December 31, 2016	1.02%
Year Ended December 31, 2015	1.01%

7. Waiver was less than 0.005%.

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

14       INVESCO OPPENHEIMER V.I. GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2019

Note 1 – Significant Accounting Policies

Invesco Oppenheimer V.I. Global Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Global Fund/VA (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Non-Service and Service shares received Series I and Series II shares of the Fund, respectively. Information for the Acquired Fund’s Non-Service and Service shares prior to the Reorganization is included with Series I and Series II, respectively, throughout this report.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a

15       INVESCO OPPENHEIMER V.I. GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

 Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D. Distributions

- Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually to separate accounts of participating insurance companies or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

 Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

 Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.	Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency

16       INVESCO OPPENHEIMER V.I. GLOBAL FUND

dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
J.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $4.2 billion	0.60
Over $5 billion	0.58

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative service agreement with the advisor.

For the year ended December 31, 2019, the effective advisory fees incurred by the Fund was 0.63%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $5,929,412 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.77% and 1.02%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May

17       INVESCO OPPENHEIMER V.I. GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $29,429 and reimbursed Fund expenses of $274,984 and $261,763 for Series I and Series II shares, respectively.

Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Non-Service and Service shares to 0.77% and 1.02%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $204,847 for accounting and fund administrative services and was reimbursed $2,163,722 for fees paid to insurance companies. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended December 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Series II shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI at an annual rate of 0.25% of the average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the class of shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own shares of such class. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended December 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

18       INVESCO OPPENHEIMER V.I. GLOBAL FUND

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$430,558,292	$280,225,819	$—	$ 710,784,111
Consumer Staples	37,481,521	40,352,718	—	77,834,239
Financials	218,095,116	211,340,867	—	429,435,983
Health Care	298,385,254	44,383,770	—	342,769,024
Industrials	73,767,606	260,127,760	—	333,895,366
Information Technology	329,954,279	274,558,197	—	604,512,476
Preferred Stock	308,919	—	—	308,919
Investment Company	20,491,964	—	—	20,491,964

Total Assets	$1,409,042,951	$1,110,989,131	$—	$ 2,520,032,082

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period January 1, 2019 to May 24, 2019, the Predecessor Fund did not engaged in transactions with affiliates. For the period May 25, 2019 to December 31, 2019, the Fund engaged in transactions with affiliates as listed: Securities purchases of $53,061.

Note 5 – Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $16,051.

Note 6 – Trustee and Officer Fees and Benefits

Certain Trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 7 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 8 – Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018
Ordinary income	$18,844,750	$23,283,339
Long-term capital gain	343,093,696	185,925,799

Total distributions	$361,938,446	$209,209,138

19       INVESCO OPPENHEIMER V.I. GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Tax Components of Net Assets at Period-End:

2019
Undistributed ordinary income	$13,780,667
Undistributed long-term gain	83,318,520
Net unrealized appreciation (depreciation) - investments	1,387,885,573
Temporary book/tax differences	(173,216)
Shares of beneficial interest	1,036,867,479

Total net assets	$2,521,679,023

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of wash sales.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has no capital loss carryforward as of December 31, 2019.

Note 9 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $535,524,674 and $674,247,775, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,434,845,065
Aggregate unrealized (depreciation) of investments	(46,959,492)

Net unrealized appreciation of investments	$1,387,885,573

Cost of investments for tax purposes is $1,131,371,388.

Note 10 – Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on December 31, 2019, undistributed net investment income was increased by $423,388, undistributed net realized gain was decreased by $435,985 and shares of beneficial interest was increased by $12,597. This reclassification had no effect on the net assets of the Fund.

Note 11 – Share Information

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2019[1]		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Series I Shares
Sold	1,087,675	$44,342,732	1,572,044	$70,351,613
Dividends and/or distributions reinvested	5,090,726	194,974,813	2,449,259	111,686,198
Redeemed	(5,343,326)	(218,038,597)	(4,681,582)	(216,225,409)

Net increase (decrease)	835,075	$21,278,948	(660,279)	$(34,187,598)

Series II Shares
Sold	5,583,631	$232,838,451	2,224,972	$100,346,158
Dividends and/or distributions reinvested	4,415,859	166,963,633	2,162,851	97,522,940
Redeemed	(5,995,084)	(242,859,301)	(8,029,064)	(354,592,946)

Net increase (decrease)	4,004,406	$156,942,783	(3,641,241)	$(156,723,848)

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 31% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested

20       INVESCO OPPENHEIMER V.I. GLOBAL FUND

in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including, but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Note 12 – Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

21       INVESCO OPPENHEIMER V.I. GLOBAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco Oppenheimer V.I. Global Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer V.I. Global Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statements of operations and of changes in net assets for the year ended December 31, 2019, including the related notes, and the financial highlights for the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and changes in its net assets for the year ended December 31, 2019 and the financial highlights for the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer V.I. Global Fund (formerly known as Oppenheimer Global Fund/VA) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22       INVESCO OPPENHEIMER V.I. GLOBAL FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax

Long-Term Capital Gain Distributions	$343,093,696
Corporate Dividends Received Deduction*	61.91%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23       INVESCO OPPENHEIMER V.I. GLOBAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

• Fund reports and prospectuses

• Quarterly statements

• Daily confirmations

• Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco. com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

24       INVESCO OPPENHEIMER V.I. GLOBAL FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSON
Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

25       INVESCO OPPENHEIMER V.I. GLOBAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229*	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

26       INVESCO OPPENHEIMER V.I. GLOBAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non- profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort – 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/ Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/ Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non- profit organization managing regional electricity market)

27       INVESCO OPPENHEIMER V.I. GLOBAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

28       INVESCO OPPENHEIMER V.I. GLOBAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

29       INVESCO OPPENHEIMER V.I. GLOBAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian JPMorgan Chase Bank 4 Chase Metro Tech Center Brooklyn, NY 11245

30       INVESCO OPPENHEIMER V.I. GLOBAL FUND

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Annual Report	12/31/2019

Invesco Oppenheimer

V.I. Global Strategic Income Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company. If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semi annual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange- traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Global Strategic Income Fund/VA. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

PORTFOLIO MANAGERS: Hemant Baijal, Chris Kelly, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/19

	Inception Date	1-Year	5-Year	10-Year
Series I Shares*	5/3/93	10.80%	3.23%	4.71%
Series II Shares*	3/19/01	10.61	3.01	4.47
Bloomberg Barclays U.S. Aggregate Bond Index		8.72	3.05	3.75

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the Oppenheimer predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S. Government and corporate bonds. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

*Effective after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses.

3        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

TOP HOLDINGS AND ALLOCATIONS

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	32.5%
Foreign Government Obligations	25.9
Mortgage-Backed Obligations
Agency	8.8
CMOs	1.1
Non-Agency	8.4
Investment Companies
Carlyle Tactical Private Credit Fund	0.1
Invesco Government & Agency Portfolio, Institutional Class	9.5
Invesco Oppenheimer Limited-Term Bond Fund	—*
Invesco Oppenheimer Master Event-Linked Bond Fund	2.1
Invesco Oppenheimer Ultra-Short Duration Fund	2.2
Nuveen Floating Rate Income Fund	0.3
Asset-Backed Securities	5.8
Over-the-Counter Options Purchased	1.0
Structured Securities	0.6
Over-the-Counter Interest Rate Swaptions Purchased	0.6
Short-Term Notes	0.5
Corporate Loans	0.5
Common Stocks	0.1
Rights, Warrants and Certificates	—*
Preferred Stocks	—*
Exchange-Traded Options Purchased	—*
Over-the-Counter Credit Default Swaptions Purchased	—*

* Represents a value of less than 0.05%.

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on total market value of investments.

For more current Fund holdings, please visit invesco.com.

REGIONAL ALLOCATION

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on the total market value of investments.

4        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

Fund Performance Discussion

For the year ended December 31, 2019, Series I shares of Invesco V.I. Global Strategic Income Fund (the Fund) outperformed the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), the Fund’s broad-based securities market/style-specific benchmark. Your Fund’s long-term performance appears later in this report.

MARKET OVERVIEW

2019 was an eventful and volatile year that saw the Federal Reserve cutting interest rates for the first time in more than a decade, and U.S.-China trade relations dominating market sentiment. At the start of the year, rising global growth concerns came to the forefront. In January 2019, we saw the strongest indications yet that the broad economic trends might be evolving. The second quarter started with some hopes for stabilization, with China’s stimulus kicking in and U.S. data recovering from weakness in Q1, but these positive signs proved premature. Due to renewed tensions in the U.S.-China trade dispute and increasing risks regarding global trade, industrial production and global trade weakened noticeably. For most of the world, growth projections were revised down. Trade policy uncertainty was beginning to take its toll on global growth. Besides trade issues and a slowdown in US and Europe, emerging markets also faced a slowing China. As China rebalances away from investment-led growth to consumption-led growth, we do not expect it to provide the same lift to emerging market trade exports going forward as it did in the past.

The third quarter continued to see weaker global growth led primarily by the rest of the world, as economic data in the U.S. surprised to the upside. Global growth outside the U.S. slowed, and policy makers responded by moving towards easier monetary conditions in almost every major global economy. The Federal Reserve delivered the first rate cut of 2019. Most emerging market central banks also continued to reduce rates.

In the fourth quarter, global growth began to stabilize. While an acceleration is yet to show in activity data, forward looking surveys globally are pointing a gradual pick-up in activity. We believe that global growth will remain at around the same levels as 2019, and more likely, slightly higher levels in 2020.

In Asia, the first quarter of 2019 was mired in data weaknesses for Asian emerging markets, despite some stabilization in China. We see this as a manifestation of global trade weakness as global exports and industrial production fell sharply. In addition, Asia felt the headwinds from a slowing technology cycle. In China, front-loading of exports before tariffs took effect and the domestic policy easing were behind the stabilizing growth numbers in the first quarter. Despite fears of downside risks to China’s and Asian emerging markets’ growth in the second half of 2019, Asian economies showed green shoots of recovery towards the end of the year. In the fourth quarter, Purchasing Managers Index turned into expansionary territory, and export growth began to stabilize. The Phase I trade deal between the US and China is expected to be signed mid-January, which helps with investor confidence, as do easier financial conditions on the back of recent monetary easing in the region and a Fed that signaled a pause.

Several countries in the region, such as China, India, Korea and Indonesia have also announced more growth supportive fiscal policies. Nonetheless, continuing structural slowdown in China, and its rebalancing from an investment-led to a consumption-led growth model will not provide the same stimulus to Emerging Markets and commodity prices going forward as in the past. In addition, we do not see a Phase I deal as the end of the geopolitical tensions between China and US. Against this background, we expect a mild and gradual recovery in Asia emerging economies for 2020.

Meanwhile, in Latin America, emerging market economies underperformed growth expectations earlier in the year. The disappointing slowdown broadened from the region’s larger economies to the smaller economies. This trend reversed in the second half of the year as global growth stabilized. In an environment of more supportive global growth, despite a weaker China, we expect emerging markets in Latin America to largely avoid a slowdown in 2020 given the strong rebound in some economies. We see a meaningful recovery in Latin America as the economies in Argentina, Brazil and Mexico recover.

Brazil stands out with strong momentum for a domestic demand-led growth and its structural reform agenda, in an environment of low inflation and low interest rates, while Mexico comes from no growth to show some signs supported by the construction and oil sectors. Argentina should claim the headlines given its debt restructuring process and economic regime change, at the very best showing no contraction this year after 3 declines out of the last 5 years. We do not expect contagion to the region, given the mostly constructive macro background of low inflation and interest rates, moderate fiscal and external balances.

Social unrest across Latin America is being monitored. During the year, it manifested from different reasons in the region, and has been improving. The largest economies of Brazil and Mexico are unlikely to experience it given the high popularity of their presidents, while we expect Chile to bear the largest cost in terms of growth from prolonged uncertainty surrounding its new constitution. In the absence of generalized structural reforms, especially given the politically charged situations in the region, upside to growth or sentiment in developed economies or in China is likely to create more favorable conditions to the region. Central

5        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

banks for the most part, with Mexico being an exception, have done their part bringing policy rates to accommodative territory and are comfortable with the benign inflation outlook even in the context of weaker exchange rates.

In developed markets, domestically oriented sectors have been resilient despite the weakness in manufacturing. In the U.S., strong labor markets, income growth and high levels of consumer confidence supported consumption. We expect the economy to slow down to its potential rate of just below 2% in the coming year, owing to waning fiscal stimulus that supported the economy over the past two years and an increasingly tight labor market that may slowdown the pace of job and aggregate income growth. A recovery in housing and monetary policy, and consumption growth should support the expansion. In the Eurozone, we expect stabilization in growth, due to receding headwinds from global trade as well as modest fiscal and monetary stimulus.

FUND REVIEW

International fixed income, buoyed by performance in emerging markets, outperformed U.S. fixed income over the reporting period. The Fund’s outperformance relative to the Index this reporting period was largely the result of its allocation to developed markets fixed income and high yield bonds as well as emerging market credit.

The Fund’s credit exposure to Greece and overweight positions in Brazilian and Mexican bonds relative to the Index contributed to positive relative performance during the reporting period. Out of benchmark exposure to Argentinian bonds and the Argentine peso detracted from relative performance as Argentina sold off after an unfavorable market outcome to a primary election.

MARKET OUTLOOK & PORTFOLIO POSITIONING

Looking forward, we see the potential for global growth to improve slightly in 2020, balanced by easing global financial conditions and most importantly in the U.S. With stabilizing growth, the U.S. and global financial conditions will matter more for interest rates while shifting growth dynamics and interest rates would drive currency markets. While we are at the very early stages of considering the use of fiscal policy, there are some signs that policy makers, at very low interest rates, would be willing to use the fiscal policy lever in the future. This too would bring further stability to growth expectations in our view.

With this economic backdrop, in our view the urgency for further rate cuts has diminished, especially given the lags that monetary policy works with. Given that the jury is still out on the US interest rate path, we believe the Fed may cut rates one more time in the first half of 2020, depending on the economic data releases over the next few months. In emerging market countries, there are several central banks with room to cut interest rates. It seems very unlikely that inflation will rise in any major country beyond its base trend. As such, we expect that central banks in India, Indonesia, Mexico and Russia can continue to deliver a few more rate cuts.

From an FX perspective, we continue to believe that the U.S. dollar will continue to slowly decline as the easing financial conditions reduce the cost of being long other developed market currencies such as the Euro and Yen. As financial conditions affect market performance, we expect emerging market currencies will benefit from carry while developed market currencies could benefit from valuations. In this strategy, we are favoring currencies such as the Euro, Brazilian real, Indian rupee, Mexican peso and Russian ruble.

With these valuations, we continue to favor emerging market interest rates over developed market interest rates. Real yields in emerging markets remain close to highs when compared to a combination of developed market yields. We increased portfolio duration opportunistically throughout the quarter as interest rates globally approached more normalized levels.

Given the excellent performance in credit in 2019, we reduced our overall exposure. We also rotated out of financials into structured credit, where we see more value. We will continue to monitor the global financial markets as we seek opportunities to generate income.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

6        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2019. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S. Government and corporate bonds. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

7        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

8        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During 6 Months Ended December 31, 2019
Series I shares	$1,000.00	$1,020.50	$3.78
Series II shares	1,000.00	1,021.90	5.11

Hypothetical
(5% return before expenses)
Series I shares	1,000.00	1,021.48	3.78
Series II shares	1,000.00	1,020.16	5.10

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2019 are as follows:

Class	Expense Ratios
Series I shares	0.74%
Series II shares	1.00

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS December 31, 2019

	Principal Amount		Value
Asset-Backed Securities—6.0%
Alhambra Sme Funding 2019-1, Cl. A, Desginated Activity Company, 2.00%, 11/30/28[1]	EUR	5,000,000	$5,567,471
Alhambra Sme Funding 2019-1, Cl. B, Desginated Activity Company, 2.50%, 11/30/28[1]	EUR	625,000	689,266
Alhambra Sme Funding 2019-1, Cl. D, Desginated Activity Company, 8.826%, 11/30/28[1]	EUR	150,000	168,160
American Credit Acceptance Receivables Trust:
Series 2017-4, Cl. C, 2.94%, 1/10/24[2]		236,122	236,415
Series 2017-4, Cl. D, 3.57%, 1/10/24[2]		673,000	679,876
Series 2018-3, Cl. D, 4.14%, 10/15/24[2]		300,000	305,844
Series 2019-2, Cl. D, 3.41%, 6/12/25[2]		1,720,000	1,741,764
Series 2019-3, Cl. C, 2.76%, 9/12/25[2]		1,835,000	1,842,003
AmeriCredit Automobile Receivables Trust:
Series 2017-2, Cl. D, 3.42%, 4/18/23		830,000	844,567
Series 2017-4, Cl. D, 3.08%, 12/18/23		375,000	380,958
Series 2019-2, Cl. C, 2.74%, 4/18/25		1,185,000	1,195,776
Series 2019-2, Cl. D, 2.99%, 6/18/25		3,290,000	3,327,266
Series 2019-3, Cl. D, 2.58%, 9/18/25		1,550,000	1,535,259
Capital Auto Receivables Asset Trust, Series 2017-1, Cl. D, 3.15%, 2/20/25[2]		110,000	111,250
CarMax Auto Owner Trust:
Series 2016-1, Cl. D, 3.11%, 8/15/22		465,000	465,545
Series 2017-1, Cl. D, 3.43%, 7/17/23		630,000	637,662
Series 2017-4, Cl. D, 3.30%, 5/15/24		280,000	283,608
Series 2018-1, Cl. D, 3.37%, 7/15/24		195,000	198,185
Series 2019-3, Cl. D, 2.85%, 1/15/26		990,000	992,057
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[2]		635,000	635,730
Series 2018-1, Cl. B, 3.09%, 6/16/25[2]		240,000	241,864
Series 2018-1, Cl. C, 3.42%, 6/16/25[2]		70,000	70,837
Series 2019-1, Cl. B, 3.22%, 9/14/26[2]		140,000	142,780
Series 2019-1, Cl. C, 3.57%, 9/14/26[2]		35,000	35,727
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25		185,000	186,649
CPS Auto Receivables Trust, Series 2018-A, Cl. B, 2.77%, 4/18/22[2]		249,133	249,457
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[2]		565,000	573,165
Series 2018-1A, Cl. C, 3.77%, 6/15/27[2]		1,040,000	1,060,417
Series 2019-1A, Cl. B, 3.75%, 4/17/28[2]		85,000	87,542
Series 2019-1A, Cl. C, 3.94%, 6/15/28[2]		515,000	532,189
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 1.97% [US0001M+23], 12/15/35[3]		15,510	15,309
Series 2006-H, Cl. 2A1A, 1.89% [US0001M+15], 11/15/36[3]		14,856	11,909
Dell Equipment Finance Trust:
Series 2019-1, Cl. C, 3.14%, 3/22/24[2]		270,000	274,014
Series 2019-2, Cl. D, 2.48%, 4/22/25[2]		1,290,000	1,282,466
Drive Auto Receivables Trust:
Series 2018-3, Cl. D, 4.30%, 9/16/24		175,000	179,531
Series 2019-3, Cl. C, 2.90%, 8/15/25		2,255,000	2,279,666
Series 2019-3, Cl. D, 3.18%, 10/15/26		2,540,000	2,577,296
DT Auto Owner Trust:
Series 2017-1A, Cl. D, 3.55%, 11/15/22[2]		347,414	349,340
Series 2017-1A, Cl. E, 5.79%, 2/15/24[2]		415,000	428,097
Series 2017-2A, Cl. D, 3.89%, 1/15/23[2]		461,783	465,061
Series 2017-4A, Cl. D, 3.47%, 7/17/23[2]		560,000	564,019
Series 2019-2A, Cl. D, 3.48%, 2/18/25[2]		285,000	289,067
Series 2019-3A, Cl. D, 2.96%, 4/15/25[2]		875,000	875,745
Series 2019-4A, Cl. D, 2.85%, 7/15/25[2]		2,050,000	2,051,889
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[2]		66,031	66,074
Exeter Automobile Receivables Trust:
Series 2018-1A, Cl. B, 2.75%, 4/15/22[2]		101,115	101,155

	Principal Amount		Value
Asset-Backed Securities (Continued)
Exeter Automobile Receivables Trust: (Continued)
Series 2019-1A, Cl. D, 4.13%, 12/16/24[2]		$2,170,000	$2,240,726
Series 2019-4A, Cl. D, 2.58%, 9/15/25[2]		2,730,000	2,706,465
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22[2]		278,705	279,358
Madison Park Funding XI Ltd.,
Series 2013-11A, Cl. DR, 5.184% [US0003M+325], 7/23/29[2,3]		250,000	248,750
Navistar Financial Dealer Note Master Owner Trust II:
Series 2019-1, Cl. C, 2.742% [US0001M+95], 5/25/24[2,3]		270,000	270,599
Series 2019-1, Cl. D, 3.242% [US0001M+145], 5/25/24[2,3]		255,000	255,294
Prestige Auto Receivables Trust, Series 2019-1A, Cl. C, 2.70%, 10/15/24[2]		1,410,000	1,418,410
Prosil Acquisition SA SER 1 CL A V/R, 1.595%, 10/31/39	EUR	2,509,220	2,819,754
Santander Drive Auto Receivables Trust:
Series 2017-1, Cl. E, 5.05%, 7/15/24[2]		1,110,000	1,140,497
Series 2017-2, Cl. D, 3.49%, 7/17/23		190,000	192,149
Series 2017-3, Cl. D, 3.20%, 11/15/23		760,000	769,423
Series 2018-1, Cl. D, 3.32%, 3/15/24		290,000	293,090
Series 2018-2, Cl. D, 3.88%, 2/15/24		145,000	148,515
Series 2019-2, Cl. D, 3.22%, 7/15/25		170,000	173,441
Series 2019-3, Cl. D, 2.68%, 10/15/25		1,910,000	1,903,433
Santander Retail Auto Lease Trust:
Series 2019-A, Cl. C, 3.30%, 5/22/23[2]		2,680,000	2,728,143
Series 2019-B, Cl. C, 2.77%, 8/21/23[2]		1,410,000	1,416,682
Series 2019-C, Cl. C, 2.39%, 11/20/23[2]		2,365,000	2,348,580
SLM Student Loan Trust, Series 2004- 5X, Cl. A6, 0.00% [EUR003M+40], 10/25/39[2,3]	EUR	8,452,322	9,102,307
United Auto Credit Securitization Trust, Series 2019-1, Cl. C, 3.16%, 8/12/24[2]		130,000	130,998
Westlake Automobile Receivables Trust, Series 2017-2A, Cl. E, 4.63%, 7/15/24[2]		685,000	698,498
Total Asset-Backed Securities (Cost $67,783,089)			68,115,039

Mortgage-Backed Obligations—19.0%
Agency—9.1%
U.S. Agency Securities—9.1%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 9/1/33		168,807	186,285
5.50%, 9/1/39		192,366	215,110
6.00%, 11/1/21		13,585	14,960
6.50%, 11/1/22-8/1/32		144,585	160,605
7.00%, 10/1/31-10/1/37		31,413	35,094
7.50%, 1/1/32		166,879	190,749
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192,Cl. IO, 99.999%, 2/1/28[4]		3,285	490
Series 205,Cl. IO, 75.286%, 9/1/29[4]		19,932	3,766
Series 243,Cl. 6, 3.501%, 12/15/32[4]		45,716	7,708
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.- Backed Security, Series K734, Cl. X1, 0.00%, 2/25/26[4,5]		1,679,023	57,945
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360,Cl. PZ, 7.50%, 9/15/22		104,201	109,348
Series 151,Cl. F, 9.00%, 5/15/21		66	66
Series 1674,Cl. Z, 6.75%, 2/15/24		58,252	61,748
Series 1897,Cl. K, 7.00%, 9/15/26		212,011	232,475
Series 2043,Cl. ZP, 6.50%, 4/15/28		106,178	118,744
Series 2106,Cl. FG, 2.19% [US0001M+45], 12/15/28[3]		183,691	183,746
Series 2122,Cl. F, 2.19% [US0001M+45], 2/15/29[3]		5,287	5,199

10        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2148,Cl. ZA, 6.00%, 4/15/29	$99,208	$109,323
Series 2195,Cl. LH, 6.50%, 10/15/29	74,242	82,731
Series 2326,Cl. ZP, 6.50%, 6/15/31	9,068	10,067
Series 2344,Cl. FP, 2.69% [US0001M+95], 8/15/31[3]	51,442	52,419
Series 2368,Cl. PR, 6.50%, 10/15/31	37,732	42,861
Series 2412,Cl. GF, 2.69% [US0001M+95], 2/15/32[3]	60,956	62,140
Series 2449,Cl. FL, 2.29% [US0001M+55], 1/15/32[3]	59,107	59,337
Series 2451,Cl. FD, 2.74% [US0001M+100], 3/15/32[3]	27,575	28,160
Series 2461,Cl. PZ, 6.50%, 6/15/32	130,337	145,926
Series 2464,Cl. FI, 2.74% [US0001M+100], 2/15/32[3]	25,219	25,749
Series 2470,Cl. AF, 2.74% [US0001M+100], 3/15/32[3]	47,311	48,316
Series 2470,Cl. LF, 2.74% [US0001M+100], 2/15/32[3]	25,808	26,351
Series 2477,Cl. FZ, 2.29% [US0001M+55], 6/15/31[3]	101,222	101,556
Series 2517,Cl. GF, 2.74% [US0001M+100], 2/15/32[3]	22,439	22,910
Series 2635,Cl. AG, 3.50%, 5/15/32	31,978	33,010
Series 2676,Cl. KY, 5.00%, 9/15/23	234,647	243,626
Series 3025,Cl. SJ, 18.371% [-3.6667 x US0001M+2,475], 8/15/35[3]	63,413	87,413
Series 3857,Cl. GL, 3.00%, 5/15/40	3,587	3,642
Series 3917,Cl. BA, 4.00%, 6/15/38	50,139	52,704
Series 4221,Cl. HJ, 1.50%, 7/15/23	91,802	91,197
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 99.999%, 7/17/28[4]	3,974	351
Series 2079,Cl. S, 99.999%, 7/17/28[4]	7,764	833
Series 2136,Cl. SG, 47.057%, 3/15/29[4]	253,253	40,495
Series 2399,Cl. SG, 99.999%, 12/15/26[4]	133,304	17,447
Series 2437,Cl. SB, 61.288%, 4/15/32[4]	455,311	74,864
Series 2526,Cl. SE, 76.34%, 6/15/29[4]	9,328	1,656
Series 2682,Cl. TQ, 99.999%, 10/15/33[4]	107,374	17,813
Series 2795,Cl. SH, 75.099%, 3/15/24[4]	138,176	9,615
Series 2920,Cl. S, 58.259%, 1/15/35[4]	106,801	18,331
Series 2981,Cl. BS, 99.999%, 5/15/35[4]	215,867	38,262
Series 3397,Cl. GS, 10.265%, 12/15/37[4]	70,759	14,554
Series 3424,Cl. EI, 0.00%, 4/15/38[4,5]	23,205	3,468
Series 3450,Cl. BI, 20.817%, 5/15/38[4]	126,552	22,573
Series 3606,Cl. SN, 19.051%, 12/15/39[4]	35,766	5,453
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21-7/1/33	187,532	206,013
5.50%, 4/1/21-5/1/36	100,814	112,311
6.50%, 12/1/29-1/1/34	301,766	335,442
7.00%, 1/1/30-4/1/34	389,581	444,055
7.50%, 2/1/27-3/1/33	530,146	611,467
8.50%, 7/1/32	392	396
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214,Cl. 2, 0.00%, 3/25/23[4,5]	37,720	3,296
Series 221,Cl. 2, 99.999%, 5/25/23[4]	4,364	388
Series 254,Cl. 2, 99.999%, 1/25/24[4]	84,947	8,772
Series 301,Cl. 2, 27.659%, 4/25/29[4]	20,280	3,605
Series 313,Cl. 2, 99.999%, 6/25/31[4]	212,991	40,183
Series 319,Cl. 2, 4.963%, 2/25/32[4]	107,125	20,492
Series 321,Cl. 2, 42.925%, 4/25/32[4]	32,590	6,249
Series 324,Cl. 2, 0.00%, 7/25/32[4,5]	31,121	5,836
Series 328,Cl. 2, 0.00%, 12/25/32[4,5]	61,916	12,310
Series 331,Cl. 5, 2.351%, 2/25/33[4]	120,696	24,614
Series 332,Cl. 2, 0.00%, 3/25/33[4,5]	521,864	102,724
Series 334,Cl. 12, 0.00%, 3/25/33[4,5]	98,003	18,933

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 339,Cl. 15, 11.222%, 10/25/33[4]	$287,208	$57,668
Series 345,Cl. 9, 0.00%, 1/25/34[4,5]	91,169	16,799
Series 351,Cl. 10, 0.00%, 4/25/34[4,5]	54,097	10,257
Series 351,Cl. 8, 0.00%, 4/25/34[4,5]	98,614	18,780
Series 356,Cl. 10, 0.00%, 6/25/35[4,5]	71,003	12,282
Series 356,Cl. 12, 0.00%, 2/25/35[4,5]	35,171	6,577
Series 362,Cl. 13, 0.00%, 8/25/35[4,5]	45,985	9,199
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-54,Cl. LH, 6.50%, 11/25/29	62,798	69,560
Series 2001-80,Cl. ZB, 6.00%, 1/25/32	53,836	59,951
Series 2002-29,Cl. F, 2.792% [US0001M+100], 4/25/32[3]	27,343	27,923
Series 2002-64,Cl. FJ, 2.792% [US0001M+100], 4/25/32[3]	8,420	8,598
Series 2002-68,Cl. FH, 2.245% [US0001M+50], 10/18/32[3]	18,825	18,853
Series 2002-84,Cl. FB, 2.792% [US0001M+100], 12/25/32[3]	115,060	117,515
Series 2002-90,Cl. FH, 2.292% [US0001M+50], 9/25/32[3]	64,376	64,528
Series 2003-11,Cl. FA, 2.792% [US0001M+100], 9/25/32[3]	115,063	117,518
Series 2003-116,Cl. FA, 2.192% [US0001M+40], 11/25/33[3]	12,103	12,084
Series 2005-109,Cl. AH, 5.50%, 12/25/25	350,011	362,428
Series 2005-71,Cl. DB, 4.50%, 8/25/25	45,943	46,957
Series 2006-11,Cl. PS, 17.996% [-3.6667 x US0001M+2,456.67], 3/25/36[3]	62,569	93,141
Series 2006-46,Cl. SW, 17.629% [-3.6665 x US0001M+2,419.92], 6/25/36[3]	90,932	133,144
Series 2009-113,Cl. DB, 3.00%, 12/25/20	596	595
Series 2009-36,Cl. FA, 2.732% [US0001M+94], 6/25/37[3]	13,668	13,905
Series 2010-43,Cl. KG, 3.00%, 1/25/21	1,295	1,296
Series 2011-122,Cl. EC, 1.50%, 1/25/20	23	23
Series 2011-15,Cl. DA, 4.00%, 3/25/41	35,695	37,094
Series 2011-3,Cl. EL, 3.00%, 5/25/20	125	125
Series 2011-3,Cl. KA, 5.00%, 4/25/40	88,960	93,136
Series 2011-6,Cl. BA, 2.75%, 6/25/20	126	126
Series 2011-82,Cl. AD, 4.00%, 8/25/26	7,865	7,897
Series 2012-20,Cl. FD, 2.192% [US0001M+40], 3/25/42[3]	147,695	146,901
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 62.63%, 11/18/31[4]	30,693	5,787
Series 2001-63,Cl. SD, 66.734%, 12/18/31[4]	7,457	1,209
Series 2001-68,Cl. SC, 67.816%, 11/25/31[4]	5,705	1,050
Series 2001-81,Cl. S, 69.467%, 1/25/32[4]	6,327	1,117
Series 2002-28,Cl. SA, 56.182%, 4/25/32[4]	4,955	918
Series 2002-38,Cl. SO, 99.999%, 4/25/32[4]	33,350	5,805
Series 2002-48,Cl. S, 59.236%, 7/25/32[4]	7,061	1,377
Series 2002-52,Cl. SL, 52.438%, 9/25/32[4]	4,979	951
Series 2002-56,Cl. SN, 60.609%, 7/25/32[4]	9,703	1,893
Series 2002-77,Cl. IS, 79.329%, 12/18/32[4]	56,819	11,116

11        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-77,Cl. SH, 56.232%, 12/18/32[4]	$8,951	$1,469
Series 2002-9,Cl. MS, 52.293%, 3/25/32[4]	8,953	1,746
Series 2003-13,Cl. IO, 61.76%, 3/25/33[4]	99,059	21,232
Series 2003-26,Cl. DI, 61.089%, 4/25/33[4]	72,226	17,306
Series 2003-33,Cl. SP, 45.465%, 5/25/33[4]	53,541	11,505
Series 2003-4,Cl. S, 34.716%, 2/25/33[4]	14,879	3,068
Series 2004-56,Cl. SE, 10.914%, 10/25/33[4]	253,006	48,666
Series 2005-14,Cl. SE, 56.681%, 3/25/35[4]	310,169	47,220
Series 2005-40,Cl. SA, 58.434%, 5/25/35[4]	269,393	45,642
Series 2005-40,Cl. SB, 99.999%, 5/25/35[4]	437,005	57,323
Series 2005-52,Cl. JH, 34.939%, 5/25/35[4]	161,115	21,842
Series 2005-63,Cl. SA, 43.952%, 10/25/31[4]	14,656	2,238
Series 2006-90,Cl. SX, 99.999%, 9/25/36[4]	297,379	43,063
Series 2007-88,Cl. XI, 0.359%, 6/25/37[4]	281,077	52,577
Series 2008-55,Cl. SA, 0.00%, 7/25/38[4,5]	13,780	1,910
Series 2009-8,Cl. BS, 0.00%, 2/25/24[4,5]	483	27
Series 2010-95,Cl. DI, 0.00%, 11/25/20[4,5]	842	8
Series 2011-96,Cl. SA, 10.55%, 10/25/41[4]	122,715	20,894
Series 2012-134,Cl. SA, 0.993%, 12/25/42[4]	419,770	78,547
Series 2012-40,Cl. PI, 24.042%, 4/25/41[4]	639,212	67,377
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6.00%, 5/1/29	2	—
Federal National Mortgage Assn., TBA:
2.50%, 1/1/34[6]	5,285,000	5,330,065
3.00%, 1/1/34-1/1/49[6]	33,495,000	34,001,259
3.50%, 1/1/49[6]	27,235,000	28,003,807
FREMF Mortgage Trust:
Series 2013-K25,Cl. C, 3.619%, 11/25/45[2,7]	135,000	137,572
Series 2013-K26,Cl. C, 3.597%, 12/25/45[2,7]	95,000	96,863
Series 2013-K28,Cl. C, 3.49%, 6/25/46[2,7]	2,330,000	2,372,375
Series 2013-K29,Cl. C, 3.481%, 5/25/46[2,7]	2,300,000	2,351,914
Series 2015-K44,Cl. B, 3.681%, 1/25/48[2,7]	2,310,000	2,375,038
Series 2015-K45,Cl. B, 3.59%, 4/25/48[2,7]	4,646,000	4,771,423
Series 2016-K54,Cl. C, 4.051%, 4/25/48[2,7]	1,810,000	1,871,284
Series 2017-K62,Cl. B, 3.874%, 1/25/50[2,7]	280,000	291,040
Series 2017-K724,Cl. B, 3.485%, 11/25/23[2,7]	1,535,000	1,567,417
Government National Mortgage Assn. I Pool:
7.00%, 4/15/28-7/15/28	39,787	43,564
8.00%, 5/15/26	7,051	7,070
Government National Mortgage Assn. II Pool, 4.125% [H15T1Y+150], 11/20/25[3]	1,459	1,495

	Principal Amount	Value
U.S. Agency Securities (Continued)
Government National Mortgage Assn. TBA, 3.50%, 1/1/49[6]	$11,310,000	$11,655,119
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2011-52, Cl. HS, 20.284%, 4/16/41[4]	269,754	42,041
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 1.892% [US0001M+10], 8/25/36[3]	821,621	382,739
		102,578,105

CMOs—1.2%
Collateralized Mortgage Obligations—1.2%
Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 3.84% [H15T1Y+225], 2/25/36[3]	24,586	25,256
COMM Mortgage Trust, Series 2014-CR20, Cl. ASB, 3.305%, 11/10/47	174,396	178,762
Connecticut Avenue Securities:
Series 2014-C03,Cl. 1M2, 4.792% [US0001M+300], 7/25/24[3]	715,840	753,540
Series 2016-C05,Cl. 2M2, 6.242% [US0001M+445], 1/25/29[3]	1,850,017	1,956,051
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates, Interest-Only Stripped Mtg.- Backed Security, Series K735, Cl. X1, 0.00%, 5/25/26[4,5]	3,103,770	167,118
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.- Backed Security, Series K093, Cl. X1, 0.00%, 5/25/29[4,5]	20,102,252	1,517,788
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, 4.00%, 4/15/40	69,707	70,928
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2922,Cl. SE, 27.229%, 2/15/35[4]	18,062	2,834
Series 2981,Cl. AS, 4.40%, 5/15/35[4]	152,119	20,620
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2005-12, Cl. SC, 35.965%, 3/25/35[4]	8,139	1,261
FREMF Mortgage Trust:
Series 2013-K27,Cl. C, 3.496%, 1/25/46[2,7]	1,460,000	1,496,791
Series 2016-K723,Cl. C, 3.58%, 11/25/23[2,7]	815,000	824,181
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2007-17, Cl. AI, 47.351%, 4/16/37[4]	165,812	29,438
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Cl. AS, 4.043%, 7/15/47	630,000	663,184
Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Cl. M10, 5.042% [US0001M+325], 10/15/49[2,3]	133,000	138,976
Structured Agency Credit Risk Debt Nts.:
Series 2014-DN1,Cl. M3, 6.292% [US0001M+450], 2/25/24[3]	815,000	893,554
Series 2014-DN2,Cl. M3, 5.392% [US0001M+360], 4/25/24[3]	840,000	893,324
Series 2014-DN3,Cl. M3, 5.792% [US0001M+400], 8/25/24[3]	1,931,085	2,059,045
Series 2014-HQ2,Cl. M3, 5.542% [US0001M+375], 9/25/24[3]	915,000	989,166
Series 2015-HQA2,Cl. M2, 4.592% [US0001M+280], 5/25/28[3]	94,516	95,027

12        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Collateralized Mortgage Obligations (Continued)
WF-RBS Commercial Mortgage Trust, Series 2013-C14, Cl. AS, 3.488%, 6/15/46	$640,000	$659,161
		13,436,005

Non-Agency—8.7%
Adjustable-Rate Mortgages—8.7%
Alba plc, Series 2007-1, Cl. F, 4.044% [BP0003M+325], 3/17/39[2,3]	443,948	570,918
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 10.80%, 1/15/51[4]	5,719,899	193,077
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017- CD6, Cl. XA, 0.00%, 11/13/50[4,5]	2,285,525	119,798
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 4.086%, 1/25/36[7]	9,121	9,044
CHL Mortgage Pass-Through Trust:
Series 2005-17,Cl. 1A8, 5.50%, 9/25/35	363,997	364,778
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	347,690	346,569
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Cl. AAB, 3.477%, 5/10/47	239,391	245,839
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C4, Cl. XA, 0.00%, 10/12/50[4,5]	6,085,471	386,208
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2,Cl. 1A3, 4.759%, 5/25/35[7]	404,778	413,417
Series 2006-AR1,Cl. 1A1, 4.97% [H15T1Y+240], 10/25/35[3]	100,857	101,041
Series 2014-8,Cl. 1A2, 2.055% [US0001M+29], 7/20/36[2,3]	3,023,477	3,023,307
COMM Mortgage Trust:
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	25,000	26,554
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	455,000	483,688
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	1,600,000	1,683,427
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 22.774%, 12/10/45[4]	2,473,165	95,258
Connecticut Avenue Securities:
Series 2017-C06,Cl. 1M1, 2.542% [US0001M+75], 2/25/30[3]	22,221	22,222
Series 2017-C07,Cl. 1M2, 4.192% [US0001M+240], 5/25/30[3]	580,000	591,278
Series 2018-C06,Cl. 2M2, 3.892% [US0001M+210], 3/25/31[3]	1,280,000	1,288,326
Connecticut Avenue Securities Trust:
Series 2018-R07,Cl. 1M2, 4.192% [US0001M+240], 4/25/31[2,3]	3,291,140	3,332,034
Series 2019-R02,Cl. 1M2, 4.092% [US0001M+230], 8/25/31[2,3]	1,645,000	1,661,627
Series 2019-R03,Cl. 1M2, 3.942% [US0001M+215], 9/25/31[2,3]	1,525,000	1,537,903
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Cl. A1, 5.178%, 6/25/36[7]	40,136	38,975
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 1.985% [US0001M+22], 7/22/36[2,3]	3,060,694	3,032,912
Eurosail 2006-2bl plc, Series 2006-2X, Cl. E1C, 4.048% [BP0003M+325], 12/15/44[2,3]	1,830,000	2,226,031
Federal Home Loan Mortgage Corp., STACR Trust, Series 2019-HRP1, Cl. M2, 3.192% [US0001M+140], 2/25/49[2,3]	745,000	745,698
Gemgarto 2018-1 plc SER 2018-1 CL E V/R, 3.048%, 9/16/65	2,224,480	2,877,762

	Principal Amount	Value
Adjustable-Rate Mortgages (Continued)
GS Mortgage Securities Trust:
Series 2013-GC12,Cl. AAB, 2.678%, 6/10/46	$63,987	$64,387
Series 2013-GC16,Cl. AS, 4.649%, 11/10/46	160,000	172,275
Series 2014-GC18,Cl. AAB, 3.648%, 1/10/47	193,888	199,039
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 4.657%, 7/25/35[7]	7,327	7,496
Hawksmoor Mortgage Funding 2019-1 plc SER 2019-1X CL B V/R, 0.00%, [SONIA3M + 175], 5/25/53[1,2]	8,770,000	11,708,944
Hawksmoor Mortgage Funding 2019-1 plc SER 2019-1X CL C V/R, 0.00%, [SONIA3M + 210], 5/25/53[1,2]	4,040,000	5,390,519
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.102% [US0001M+31], 7/25/35[3]	7,989	8,023
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	235,000	238,917
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 4.305%, 7/25/35[7]	33,009	33,789
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C24,Cl. B, 4.116%, 11/15/47[7]	680,000	706,904
Series 2014-C25,Cl. AS, 4.065%, 11/15/4[7]	1,720,000	1,819,855
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	570,000	588,635
Series 2014-C14,Cl. B, 4.745%, 2/15/47[7]	240,000	257,858
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 0.00%, 12/15/50[4,5]	2,006,221	103,029
Paragon Mortgages No 13 plc, Series 13X, Cl. A1, 1.007% [BP0003M+24], 1/15/39[2,3]	10,040,234	12,661,114
RALI Trust, Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	10,984	9,898
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6.00%, 6/25/35	1,487,684	1,403,072
Stratton Mortgage Funding 2019-1 plc, Series 2019-1, Cl. A, 1.911% [SONIA3M IR+120], 12/10/50[1,2,3]	4,771,944	6,340,057
Structured Agency Credit Risk Debt Nts.:
Series 2016-DNA1,Cl. M2, 4.692% [US0001M+290], 7/25/28[3]	90,484	90,872
Series 2016-DNA2,Cl. M3, 6.442% [US0001M+465], 10/25/28[3]	989,055	1,066,029
Series 2016-DNA3,Cl. M3, 6.792% [US0001M+500], 12/25/28[3]	3,845,000	4,195,799
Series 2016-DNA4,Cl. M3, 5.592% [US0001M+380], 3/25/29[3]	5,570,000	5,929,921
Series 2016-HQA3,Cl. M3, 5.642% [US0001M+385], 3/25/29[3]	3,400,000	3,631,215
Series 2016-HQA4,Cl. M3, 5.692% [US0001M+390], 4/25/29[3]	4,580,000	4,893,481
Series 2017-DNA1,Cl. M2, 5.042% [US0001M+325], 7/25/29[3]	1,980,000	2,082,903
Towd Point Mortgage Funding 2019-Granite4 plc:
2.545%, 10/20/51	3,700,000	4,914,204
Series 2019-GR4X,Cl. B, 2.195% [BP0003M+140], 10/20/51[2,3]	2,520,000	3,343,440
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 12.545%, 11/15/50[4]	3,784,183	215,243
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 4.19%, 10/25/33[7]	40,218	40,507

13        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount		Value
Adjustable-Rate Mortgages (Continued)
WaMu Mortgage Pass-Through Certificates Trust: (Continued)
Series 2005-AR16,Cl. 1A1, 3.748%, 12/25/35[7]		$6,021	$6,016
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 10.48%, 12/15/50[4]		2,785,355	164,114
WF-RBS Commercial Mortgage Trust:
Series 2014-C20,Cl. AS, 4.176%, 5/15/47		490,000	519,596
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[7]		395,000	421,151
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[2,4,5]		2,880,066	37,905
			98,683,898
Total Mortgage-Backed Obligations (Cost $209,765,839)			214,698,008

Foreign Government Obligations—26.8%
Angola—0.3%
Republic of Angola:
8.00% Sr. Unsec. Nts., 11/26/29[2]		1,100,000	1,176,691
9.125% Sr. Unsec. Nts., 11/26/49[2]		1,250,000	1,340,664
9.375% Sr. Unsec. Nts., 5/8/48[2]		915,000	1,006,505
			3,523,860

Argentina—1.2%
Argentine Republic:
0.000%, 7/29/20[8]	ARS	189,100,000	2,417,070
0.202%, 10/29/20[8]	ARS	505,000,000	5,752,199
5.625% Sr. Unsec. Nts., 1/26/22		1,476,000	773,516
6.875% Sr. Unsec. Nts., 1/26/27		3,025,000	1,518,644
7.50% Sr. Unsec. Nts., 4/22/26		5,196,000	2,714,098
9.80% Unsec. Nts., 5/28/20[8]	ARS	56,000,000	738,515
18.20% Unsec. Nts., 10/3/21	ARS	9,285,000	59,604
			13,973,646

Austria—0.3%
Republic of Austria, 1.50% Sr. Unsec. Nts., 11/2/86[2]	EUR	2,400,000	3,372,401

Brazil—0.6%
Brazilian Government International Bond, 4.75% Sr. Unsec. Nts., 1/14/50		1,250,000	1,245,117
Federative Republic of Brazil:
6.00% Nts., 5/15/45[9]	BRL	4,000,000	4,622,654
10.00% Nts., 1/1/29	BRL	4,500,000	1,352,385
			7,220,156

Colombia—0.3%
Republic of Colombia, Series B, 10.00% Bonds, 7/24/24	COP	10,146,000,000	3,661,401

Cyprus—0.2%
Republic of Cyprus, 2.75% Sr. Unsec. Nts., 5/3/49[2]	EUR	1,375,000	1,982,444

Dominican Republic—0.6%
Dominican Republic:
6.40% Sr. Unsec. Nts., 6/5/49[2]		1,187,000	1,305,326
6.875% Sr. Unsec. Nts., 1/29/26[2]		2,500,000	2,860,269
7.50% Sr. Unsec. Nts., 5/6/21[2]		2,400,000	2,496,024
			6,661,619

Ecuador—0.0%
Republic of Ecuador, 8.875% Sr. Unsec. Nts., 10/23/27[2]		285,000	262,299

Egypt—2.1%
Arab Republic of Egypt:
4.75% Sr. Unsec. Nts., 4/16/26[2]	EUR	1,900,000	2,248,448
5.577% Sr. Unsec. Nts., 2/21/23[2]		3,050,000	3,196,708

	Principal Amount		Value
Egypt (Continued)
Arab Republic of Egypt: (Continued)
6.125% Sr. Unsec. Nts., 1/31/22[2]		$3,040,000	$3,170,723
8.50% Sr. Unsec. Nts., 1/31/47[2]		1,450,000	1,614,488
8.70% Sr. Unsec. Nts., 3/1/49[2]		1,711,000	1,918,647
16.00% Unsec. Nts., 12/12/20	EGP	29,000,000	1,832,032
16.00% Bonds, 6/11/22	EGP	154,800,000	10,030,674
			24,011,720

El Salvador—0.1%
Republic of El Salvador, 7.125% Sr. Unsec. Nts., 1/20/50[2]		1,365,500	1,458,101

Greece—2.6%
Hellenic Republic:
Bonds, 10/15/42[7]	EUR	23,730,000	100,190
3.875% Sr. Unsec. Nts., 3/12/29[2]	EUR	2,400,000	3,251,387
3.90% Bonds, 1/30/33[2]	EUR	9,545,000	13,159,236
4.00% Bonds, 1/30/37[2]	EUR	6,475,000	9,109,070
4.20% Bonds, 1/30/42[2]	EUR	2,205,000	3,273,586
			28,893,469

India—2.1%
Export-Import Bank of India:
7.35% Sr. Unsec. Nts., 5/18/22	INR	70,000,000	992,176
8.00% Sr. Unsec. Nts., 5/27/21	INR	80,000,000	1,137,430
Republic of India:
7.17% Sr. Unsec. Nts., 1/8/28	INR	385,000,000	5,505,729
7.59% Sr. Unsec. Nts., 1/11/26	INR	600,000,000	8,756,882
7.72% Sr. Unsec. Nts., 5/25/25	INR	15,000,000	220,172
8.20% Sr. Unsec. Nts., 9/24/25	INR	215,600,000	3,239,984
8.24% Sr. Unsec. Nts., 2/15/27	INR	215,000,000	3,244,060
			23,096,433

Indonesia—2.4%
Perusahaan Penerbit SBSN Indonesia III:
4.35% Sr. Unsec. Nts., 9/10/24[2]		525,000	567,092
4.55% Sr. Unsec. Nts., 3/29/26[2]		790,000	865,625
Republic of Indonesia:
4.125% Sr. Unsec. Nts., 1/15/25[2]		490,000	526,574
8.125% Sr. Unsec. Nts., 5/15/24	IDR	26,000,000,000	1,999,748
8.25% Sr. Unsec. Nts., 5/15/29	IDR	29,100,000,000	2,264,381
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	104,095,000,000	8,078,917
Series FR59, 7.00% Sr. Unsec. Nts., 5/15/27	IDR	40,000,000,000	2,877,228
Series FR64, 6.125% Sr. Unsec. Nts., 5/15/28	IDR	20,000,000,000	1,360,710
Series FR74, 7.50% Sr. Unsec. Nts., 8/15/32	IDR	72,480,000,000	5,215,721
Series FR82, 7.00% Sr. Unsec. Nts., 9/15/30	IDR	30,000,000,000	2,142,652
Series FR83, 7.50% Sr. Unsec. Nts., 4/15/40	IDR	21,250,000,000	1,533,777
			27,432,425

Italy—3.1%
Republic of Italy:
2.70% Sr. Unsec. Nts., 3/1/47[2]	EUR	3,300,000	3,994,189
2.80% Bonds, 3/1/67[2]	EUR	13,210,000	15,477,220
2.95% Bonds, 9/1/38[2]	EUR	12,401,000	15,772,708
			35,244,117

Ivory Coast—0.3%
Republic of Cote d’Ivoire:
5.25% Sr. Unsec. Nts., 3/22/30[2]	EUR	2,110,000	2,419,384
6.875% Sr. Unsec. Nts., 10/17/40[2]	EUR	830,000	975,062
			3,394,446

Kenya—0.1%
Republic of Kenya, 6.875% Sr. Unsec. Nts., 6/24/24[2]		1,250,000	1,356,138

14        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

	Principal Amount		Value
Mexico—1.5%
United Mexican States:
Series M, 5.75% Bonds, 3/5/26	MXN	24,445,000	$1,226,161
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	256,700,000	15,121,914
			16,348,075

New Zealand—0.2%
New Zealand, 1.50% Sr. Unsec. Nts., 5/15/31	NZD	3,615,000	2,356,467

Oman—0.4%
Sultanate of Oman:
3.875% Sr. Unsec. Nts., 3/8/22[2]		2,355,000	2,390,824
6.75% Sr. Unsec. Nts., 1/17/48[2]		2,000,000	2,015,666
			4,406,490

Panama—0.2%
Republic of Panama, 3.75% Sr. Unsec. Nts., 4/17/26[2]		1,830,000	1,930,417

Paraguay—0.2%
Republic of Paraguay, 4.625% Sr. Unsec. Nts., 1/25/23[2]		2,350,000	2,488,450

Portugal—1.7%
Portuguese Republic, 2.125% Sr. Unsec. Nts., 10/17/28[2]	EUR	15,000,000	19,374,280

Russia—1.3%
Russian Federation:
Series 6221, 7.70% Bonds, 3/23/33	RUB	400,000,000	7,193,958
Series 6225, 7.25% Bonds, 5/10/34	RUB	437,500,000	7,602,260
			14,796,218

Senegal—0.5%
Republic of Senegal:
6.25% Sr. Unsec. Nts., 7/30/24[2]		1,250,000	1,387,296
6.75% Sr. Unsec. Nts., 3/13/48[2]		3,890,000	3,924,750
			5,312,046

South Africa—2.3%
Republic of South Africa:
5.875% Sr. Unsec. Nts., 5/30/22		1,105,000	1,184,143
Series 2030, 8.00% Sr. Unsec. Nts., 1/31/30	ZAR	59,100,000	3,941,951
Series 2037, 8.50% Sr. Unsec. Nts., 1/31/37	ZAR	57,000,000	3,609,607
Series 2048, 8.75% Sr. Unsec. Nts., 2/28/48	ZAR	89,000,000	5,612,870
Series R186, 10.50% Sr. Unsec. Nts., 12/21/26	ZAR	133,675,000	10,683,913
Series R214, 6.50% Sr. Unsec. Nts., 2/28/41	ZAR	25,000,000	1,244,070
			26,276,554

Sri Lanka—0.7%
Democratic Socialist Republic of Sri Lanka:
5.875% Sr. Unsec. Nts., 7/25/22[2]		1,350,000	1,353,610
6.20% Sr. Unsec. Nts., 5/11/27[2]		200,000	187,979
6.25% Sr. Unsec. Nts., 10/4/20[2]		3,255,000	3,307,064
6.25% Sr. Unsec. Nts., 7/27/21[2]		1,560,000	1,588,080
6.35% Sr. Unsec. Nts., 6/28/24[2]		1,210,000	1,209,927
6.75% Sr. Unsec. Nts., 4/18/28[2]		200,000	191,988
			7,838,648

Supranational—0.1%
European Bank for Reconstruction & Development, 6.85% Sr. Unsec. Nts., 6/21/21	IDR	10,600,000,000	778,927
International Finance Corp., 16.721% Sr. Unsec. Nts., 2/15/29[2,8]	TRY	3,700,000	245,737
			1,024,664

	Principal Amount		Value
Thailand—0.5%
Kingdom of Thailand, 2.125% Sr. Unsec. Nts., 12/17/26	THB	165,000,000	$5,790,908

Turkey—0.6%
Republic of Turkey:
8.50% Bonds, 9/14/22	TRY	15,200,000	2,401,748
10.70% Bonds, 2/17/21	TRY	12,045,000	2,021,673
12.40% Bonds, 3/8/28	TRY	13,500,000	2,330,560
			6,753,981

Ukraine—0.3%
Ukraine, 7.75% Sr. Unsec. Nts., 9/1/26[2]		3,150,000	3,451,962
Total Foreign Government Obligations (Cost $316,073,253)			303,693,835

Variable Rate Senior Loan Interests—0.6%
Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 4.549% [LIBOR12+275], 11/17/25[10,11]		65,125	65,792
Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.49% [LIBOR4+275], 7/15/25[6,10,11]		368,750	368,658
American Greetings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.299% [LIBOR12+450], 4/6/24[10,11]		531,966	524,486
Bausch Health Americas, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.75% 11/27/25[6,10,11]		496,400	499,659
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.549% [LIBOR4+275], 12/23/24[10,11]		726,294	728,640
CenturyLink, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.549% [LIBOR4+275], 1/31/25[6,10,11]		515,684	518,585
Charter Communications Operating LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.55% 4/30/25[10,11]		511,695	515,852
Claire’s Stores, Inc., Sr. Sec. Credit Facilities Term Loan, 9.188% [LIBOR4+725], 10/12/38[10,11,15]		37,137	66,846
CSC Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 4.24% 4/15/27[10,11]		512,000	515,092
Dun & Bradstreet Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.792% [LIBOR12+500], 2/6/26[10,11]		432,000	436,320
iHeartCommunications, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 5.691% [LIBOR12+400], 5/1/26[10,11]		169,667	171,328
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 9.354% [LIBOR4+725], 10/17/22[10,11,12]		540,737	118,362
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.74% [LIBOR12+400], 3/11/22[10,11]		466,126	462,071
Reynolds Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.549% [LIBOR12+300], 2/5/23[6,10,11]		510,684	512,921
Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 4.549%-4.594% [LIBOR12+275], 8/14/24[10,11]		704,268	707,155
Windstream Services LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B6, 9.75% [PRIME4+500], 3/29/21[10,11,12]		169,086	162,457
Total Corporate Loans (Cost $6,658,088)			6,374,224

15        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Corporate Bonds and Notes—33.6%
Consumer Discretionary—5.9%
Auto Components—0.2%
Adient Global Holdings Ltd., 4.875% Sr. Unsec. Nts., 8/15/26[2]	$295,000	$264,032
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[2]	271,000	290,417
Dana, Inc., 5.375% Sr. Unsec. Nts., 11/15/27	220,000	227,150
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.:
6.25% Sr. Sec. Nts., 5/15/26[2]	138,000	148,954
8.50% Sr. Unsec. Nts., 5/15/27[2]	278,000	295,889
Tenneco, Inc., 5.375% Sr. Unsec. Nts., 12/15/24	628,000	595,291
		1,821,733

Automobiles—0.6%
Ford Motor Credit Co. LLC:
4.134% Sr. Unsec. Nts., 8/4/25	2,500,000	2,534,624
5.584% Sr. Unsec. Nts., 3/18/24	1,135,000	1,228,488
General Motors Financial Co., Inc.:
4.20% Sr. Unsec. Nts., 11/6/21	1,135,000	1,176,844
5.10% Sr. Unsec. Nts., 1/17/24	1,135,000	1,232,302
JB Poindexter & Co., Inc., 7.125% Sr. Unsec. Nts., 4/15/26[2]	917,000	970,046
		7,142,304

Distributors—0.1%
Core & Main Holdings LP, 9.375% PIK Rate, 8.625% Cash Rate, 8.625% Sr. Unsec. Nts., 9/15/24[2,13]	1,231,000	1,283,828

Diversified Consumer Services—0.1%
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.125% Sr. Sec. Nts., 7/31/26[2]	815,000	859,283

Entertainment—0.3%
AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	227,000	210,448
5.875% Sr. Sub. Nts., 11/15/26	690,000	623,465
Netflix, Inc.:
5.375% Sr. Unsec. Nts., 11/15/29[2]	302,000	322,183
5.75% Sr. Unsec. Nts., 3/1/24	494,000	547,928
5.875% Sr. Unsec. Nts., 11/15/28	1,707,000	1,895,470
		3,599,494

Hotels, Restaurants & Leisure—1.8%
1011778 B.C. ULC/New Red Finance, Inc.:
4.25% Sr. Sec. Nts., 5/15/24[2]	287,000	294,773
5.00% Sec. Nts., 10/15/25[2]	855,000	884,570
Aramark Services, Inc.:
4.75% Sr. Unsec. Nts., 6/1/26	183,000	190,745
5.00% Sr. Unsec. Nts., 2/1/28[2]	225,000	237,510
Boyd Gaming Corp.:
6.00% Sr. Unsec. Nts., 8/15/26	570,000	613,661
6.375% Sr. Unsec. Nts., 4/1/26	94,000	101,312
CEC Entertainment, Inc., 8.00% Sr. Unsec. Nts., 2/15/22	238,000	235,099
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50% Sr. Sec. Nts., 2/15/23[2]	133,000	140,038
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[2]	2,225,000	2,351,336
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC:
4.75% Sr. Unsec. Nts., 6/1/27[2]	144,000	151,894
5.25% Sr. Unsec. Nts., 6/1/26[2]	350,000	370,134
Marriott Ownership Resorts, Inc., 4.75% Sr. Unsec. Nts., 1/15/28[2]	1,074,000	1,102,566

	Principal Amount		Value
Hotels, Restaurants & Leisure (Continued)
Melco Resorts Finance Ltd.:
4.875% Sr. Unsec. Nts., 6/6/25[2]		$3,250,000	$3,344,229
5.625% Sr. Unsec. Nts., 7/17/27[2]		290,000	302,563
MGM China Holdings Ltd., 5.375% Sr. Unsec. Nts., 5/15/24[2]		1,505,000	1,568,338
MGM Resorts International:
4.625% Sr. Unsec. Nts., 9/1/26		449,000	476,983
5.75% Sr. Unsec. Nts., 6/15/25		186,000	208,783
6.00% Sr. Unsec. Nts., 3/15/23		1,141,000	1,254,626
Party City Holdings, Inc., 6.625% Sr. Unsec. Nts., 8/1/26[2]		218,000	154,196
Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[2]		279,000	295,643
Sazka Group AS, 4.125% Sr. Unsec. Nts., 11/20/24[2]	EUR	1,000,000	1,179,748
Scientific Games International, Inc., 7.00% Sr. Unsec. Nts., 5/15/28[2]		280,000	300,118
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
5.25% Sr. Unsec. Nts., 5/15/27[2]		322,000	342,528
5.50% Sr. Unsec. Nts., 3/1/25[2]		467,000	501,437
Wynn Macau Ltd., 4.875% Sr. Unsec. Nts., 10/1/24[2]		3,025,000	3,099,370
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 5.125% Sr. Unsec. Nts., 10/1/29[2]		357,000	383,998
			20,086,198

Household Durables—0.7%
Beazer Homes USA, Inc., 6.75% Sr. Unsec. Nts., 3/15/25		526,000	553,833
Eagle Intermediate Global Holding BV/ Ruyi US Finance LLC, 7.50% Sr. Sec. Nts., 5/1/25[2]		285,000	228,831
Lennar Corp.:
4.50% Sr. Unsec. Nts., 4/30/24		134,000	141,817
4.75% Sr. Unsec. Nts., 4/1/21		2,250,000	2,304,720
4.75% Sr. Unsec. Nts., 5/30/25		367,000	395,290
5.00% Sr. Unsec. Nts., 6/15/27		573,000	623,337
5.25% Sr. Unsec. Nts., 6/1/26		244,000	267,875
Mattamy Group Corp., 5.25% Sr. Unsec. Nts., 12/15/27[2]		314,000	327,345
Meritage Homes Corp., 5.125% Sr. Unsec. Nts., 6/6/27		508,000	542,467
Spectrum Brands, Inc., 5.00% Sr. Unsec. Nts., 10/1/29[2]		444,000	459,694
Taylor Morrison Communities, Inc., 5.75% Sr. Unsec. Nts., 1/15/28[2]		410,000	448,067
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[2]		1,126,000	1,216,547
William Lyon Homes, Inc., 5.875% Sr. Unsec. Nts., 1/31/25		298,000	307,436
			7,817,259

Leisure Equipment & Products—0.0%
Mattel, Inc., 6.75% Sr. Unsec. Nts., 12/31/25[2]		423,000	455,522

Media—1.4%
Affinion Group, Inc., 14% PIK Rate, 12.5% Cash Rate, 12.50% Sr. Unsec. Nts., 11/10/22[2,13]		1,158,507	695,104
Altice Financing SA, 7.50% Sr. Sec. Nts., 5/15/26[2]		374,000	402,742
AMC Networks, Inc.:
4.75% Sr. Unsec. Nts., 8/1/25		221,000	222,290
5.00% Sr. Unsec. Nts., 4/1/24		872,000	891,620
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27		311,000	360,207

16        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Media (Continued)
Cable Onda SA, 4.50% Sr. Unsec. Nts., 1/30/30[2]		$235,000	$247,890
Cablevision Systems Corp., 5.875% Sr. Unsec. Nts., 9/15/2[2]		151,000	162,971
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.00% Sr. Unsec. Nts., 3/1/23[2]		138,000	140,241
5.00% Sr. Unsec. Nts., 2/1/28[2]		251,000	263,844
5.125% Sr. Unsec. Nts., 5/1/23[2]		204,000	208,634
5.125% Sr. Unsec. Nts., 5/1/27[2]		381,000	402,660
5.375% Sr. Unsec. Nts., 5/1/25[2]		90,000	93,113
5.75% Sr. Unsec. Nts., 2/15/26[2]		583,000	616,155
5.875% Sr. Unsec. Nts., 4/1/24[2]		132,000	136,730
5.875% Sr. Unsec. Nts., 5/1/27[2]		90,000	95,384
Clear Channel Communications, Inc., 9.00% Sr. Nts., 12/15/20[12,14,15]		1,455,000	—
CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24		261,000	281,772
5.375% Sr. Unsec. Nts., 7/15/23[2]		157,000	161,252
5.50% Sr. Unsec. Nts., 4/15/27[2]		504,000	542,153
6.50% Sr. Unsec. Nts., 2/1/29[2]		480,000	536,100
6.625% Sr. Unsec. Nts., 10/15/25[2]		403,000	428,687
10.875% Sr. Unsec. Nts., 10/15/25[2]		319,000	357,081
Cumulus Media New Holdings, Inc., 6.75% Sr. Sec. Nts., 7/1/26[2]		455,000	488,271
Diamond Sports Group LLC/Diamond Sports Finance Co.:
5.375% Sr. Sec. Nts., 8/15/26[2]		1,153,000	1,168,480
6.625% Sr. Unsec. Nts., 8/15/27[2]		583,000	568,046
DISH DBS Corp., 5.875% Sr. Unsec. Nts., 11/15/24		426,000	436,207
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[2]		215,000	223,511
5.875% Sr. Unsec. Nts., 7/15/26[2]		205,000	218,448
iHeartCommunications, Inc., 8.375% Sr. Unsec. Nts., 5/1/27		493,000	545,677
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26		267,000	283,487
Meredith Corp., 6.875% Sr. Unsec. Nts., 2/1/26		578,000	602,592
Sinclair Television Group, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[2]		342,000	352,546
Sirius XM Radio, Inc., 5.50% Sr. Unsec. Nts., 7/1/29[2]		541,000	585,952
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[2]		209,000	216,576
Telenet Finance Luxembourg Notes Sarl, 5.50% Sr. Sec. Nts., 3/1/28[2]		605,000	651,283
Virgin Media Secured Finance plc:
5.50% Sr. Sec. Nts., 8/15/26[2]		619,000	651,388
5.50% Sr. Sec. Nts., 5/15/29[2]		130,000	137,878
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[2]		734,000	752,045
Ziggo BV, 5.50% Sr. Sec. Nts., 1/15/27[2]		424,000	451,284
			15,580,301

Multiline Retail—0.0%
Michaels Stores, Inc., 8.00% Sr. Unsec. Nts., 7/15/27[2]		618,000	591,333

Specialty Retail—0.4%
eG Global Finance plc:
6.25% Sr. Sec. Nts., 10/30/25[2]	EUR	250,000	297,341
8.50% Sr. Sec. Nts., 10/30/25[2]		296,000	314,747
L Brands, Inc.:
5.25% Sr. Unsec. Nts., 2/1/28		115,000	109,175
6.875% Sr. Unsec. Nts., 11/1/35		1,152,000	1,033,085
7.50% Sr. Unsec. Nts., 6/15/29		491,000	506,638
Lithia Motors, Inc.:
4.625% Sr. Unsec. Nts., 12/15/27[2]		189,000	194,738

		Principal Amount	Value
Specialty Retail (Continued)
Lithia Motors, Inc.: (Continued)
5.25% Sr. Unsec. Nts., 8/1/25[2]		$680,000	$713,432
Penske Automotive Group, Inc., 5.50% Sr. Sub. Nts., 5/15/26		762,000	799,605
PetSmart, Inc., 5.875% Sr. Sec. Nts., 6/1/25[2]		251,000	256,334
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875% Sr. Unsec. Nts., 3/1/27		366,000	381,682
			4,606,777

Textiles, Apparel & Luxury Goods—0.3%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[2]		1,424,000	1,504,691
4.875% Sr. Unsec. Nts., 5/15/26[2]		835,000	885,601
William Carter Co. (The), 5.625% Sr. Unsec. Nts., 3/15/27[2]		738,000	795,064
			3,185,356

Consumer Staples—0.9%
Beverages—0.2%
Coca-Cola Icecek AS, 4.215% Sr. Unsec. Nts., 9/19/24[2]		2,315,000	2,359,680
Simmons Foods, Inc., 5.75% Sec. Nts., 11/1/24[2]		322,000	324,281
			2,683,961

Food & Staples Retailing—0.2%
Albertsons Cos LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC, 5.875% Sr. Unsec. Nts., 2/15/28[2]		309,000	328,884
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC:
5.75% Sr. Unsec. Nts., 3/15/25		143,000	148,422
7.50% Sr. Unsec. Nts., 3/15/26[2]		235,000	264,228
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23		218,000	222,630
Quatrim SASU, 5.875% Sr. Sec. Nts., 1/15/24[2]	EUR	100,000	118,455
US Foods, Inc., 5.875% Sr. Unsec. Nts., 6/15/24[2]		600,000	619,251
			1,701,870

Food Products—0.2%
Darling Ingredients, Inc., 5.25% Sr. Unsec. Nts., 4/15/27[2]		119,000	126,863
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.50% Sr. Unsec. Nts., 1/15/30[2]		504,000	542,279
Lamb Weston Holdings, Inc., 4.625% Sr. Unsec. Nts., 11/1/24[2]		235,000	249,884
Pilgrim’s Pride Corp.:
5.75% Sr. Unsec. Nts., 3/15/25[2]		238,000	246,500
5.875% Sr. Unsec. Nts., 9/30/27[2]		586,000	634,696
Simmons Foods, Inc., 7.75% Sr. Sec. Nts., 1/15/24[2]		114,000	123,167
TreeHouse Foods, Inc., 6.00% Sr. Unsec. Nts., 2/15/24[2]		687,000	713,336
			2,636,725

Household Products—0.3%
Controladora Mabe SA de CV, 5.60% Sr. Unsec. Nts., 10/23/28[2]		2,285,000	2,520,007
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24		231,000	239,181
			2,759,188

Personal Products—0.0%
First Quality Finance Co., Inc., 5.00% Sr. Unsec. Nts., 7/1/25[2]		224,000	233,707

17        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Energy—4.1%
Energy Equipment & Services—0.2%
ADES International Holding plc, 8.625% Sr. Sec. Nts., 4/24/24[2]	$500,000	$521,250
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 1/15/28[2]	635,000	554,053
Basic Energy Services, Inc., 10.75% Sr. Sec. Nts., 10/15/23[2]	208,000	149,760
Ensign Drilling, Inc., 9.25% Sr. Unsec. Nts., 4/15/24[2]	138,000	130,581
McDermott Technology Americas, Inc./McDermott Technology US, Inc., 10.625% Sr. Unsec. Nts., 5/1/24[2]	1,470,000	129,081
Precision Drilling Corp., 7.125% Sr. Unsec. Nts., 1/15/26[2]	160,000	152,456
		1,637,181

Oil, Gas & Consumable Fuels—3.9%
Antero Resources Corp.:
5.125% Sr. Unsec. Nts., 12/1/22	97,000	86,745
5.375% Sr. Unsec. Nts., 11/1/21	235,000	224,192
Ascent Resources Utica Holdings LLC/ ARU Finance Corp., 10.00% Sr. Unsec. Nts., 4/1/22[2]	583,000	581,323
Callon Petroleum Co., 6.375% Sr. Unsec. Nts., 7/1/26	629,000	639,978
Calumet Specialty Products Partners LP/Calumet Finance Corp., 7.625% Sr. Unsec. Nts., 1/15/22	606,000	607,704
Carrizo Oil & Gas, Inc.:
6.25% Sr. Unsec. Nts., 4/15/23	53,000	53,919
8.25% Sr. Unsec. Nts., 7/15/25	106,000	108,694
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[2]	70,000	71,137
Comstock Resources, Inc., 9.75% Sr. Unsec. Nts., 8/15/26	214,000	194,713
Cosan Ltd., 5.50% Sr. Unsec. Nts., 9/20/29[2]	1,760,000	1,836,120
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp.:
5.625% Sr. Unsec. Nts., 5/1/27[2]	463,000	470,535
5.75% Sr. Unsec. Nts., 4/1/25	61,000	62,524
6.25% Sr. Unsec. Nts., 4/1/23	70,000	71,546
DCP Midstream Operating LP:
4.75% Sr. Unsec. Nts., 9/30/21[2]	235,000	241,991
5.125% Sr. Unsec. Nts., 5/15/29	662,000	688,050
Energy Transfer Operating LP:
6.25% [US0003M+402.8] Jr. Sub. Perpetual Bonds[3,16]	263,000	247,620
7.50% Sr. Unsec. Nts., 10/15/20	240,000	249,451
EnLink Midstream Partners LP:
4.40% Sr. Unsec. Nts., 4/1/24	53,000	51,547
4.85% Sr. Unsec. Nts., 7/15/26	620,000	582,690
5.60% Sr. Unsec. Nts., 4/1/44	589,000	479,113
Eterna Capital Pte Ltd., 7.5% PIK Rate, 7.50% Sr. Sec. Nts., 12/11/22[2,13]	1,319,387	1,039,017
Eterna Capital Pte Ltd., 8% PIK Rate, 8.00% Sr. Sec. Nts., 12/11/22[13]	1,594,142	917,258
Genesis Energy LP/Genesis Energy Finance Corp.:
6.25% Sr. Unsec. Nts., 5/15/26	413,000	395,591
6.50% Sr. Unsec. Nts., 10/1/25	226,000	219,218
6.75% Sr. Unsec. Nts., 8/1/22	95,000	96,119
Golden Nugget, Inc., 8.75% Sr. Sub. Nts., 10/1/25[2]	451,000	483,411
Gulfport Energy Corp.:
6.00% Sr. Unsec. Nts., 10/15/24	347,000	247,237
6.375% Sr. Unsec. Nts., 5/15/25	118,000	75,274
6.625% Sr. Unsec. Nts., 5/1/23	735,000	621,303

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Hess Midstream Operations LP, 5.625% Sr. Unsec. Nts., 2/15/26[2]		$700,000	$730,245
HighPoint Operating Corp., 8.75% Sr. Unsec. Nts., 6/15/25		81,000	74,115
Hilcorp Energy I LP/Hilcorp Finance Co., 6.25% Sr. Unsec. Nts., 11/1/28[2]		280,000	266,797
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00% Sr. Unsec. Nts., 8/1/24[2]		219,000	228,853
KazTransGas JSC, 4.375% Sr. Unsec. Nts., 9/26/27[2]		1,590,000	1,671,055
Kinder Morgan Energy Partners LP, 3.45% Sr. Unsec. Nts., 2/15/23		1,055,000	1,088,210
Murphy Oil USA, Inc., 5.625% Sr. Unsec. Nts., 5/1/27		577,000	620,476
Murray Energy Corp., 3% PIK Rate, 9% Cash Rate, 12.00% Sec. Nts., 4/15/24[2,12,13]		2,352,945	2,965
NAK Naftogaz Ukraine via Kondor Finance PLC, 7.625% Sr. Unsec. Nts., 11/8/26[2]		600,000	614,998
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% Sr. Unsec. Nts., 3/1/25		369,000	348,858
7.50% Sr. Unsec. Nts., 11/1/23		124,000	124,771
NuStar Logistics LP:
4.80% Sr. Unsec. Nts., 9/1/20		235,000	238,616
6.00% Sr. Unsec. Nts., 6/1/26		818,000	866,568
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23		487,000	477,260
Occidental Petroleum Corp., 2.70% Sr. Unsec. Nts., 8/15/22		900,000	909,483
Oil India International Pte Ltd., 4.00% Sr. Unsec. Nts., 4/21/27[2]		2,119,000	2,178,607
Parkland Fuel Corp., 6.00% Sr. Unsec. Nts., 4/1/26[2]		853,000	902,602
PBF Holding Co. LLC/PBF Finance Corp.:
7.00% Sr. Unsec. Nts., 11/15/23		137,000	142,537
7.25% Sr. Unsec. Nts., 6/15/25		167,000	178,621
Pertamina Persero PT, 4.70% Sr. Unsec. Nts., 7/30/492		1,040,000	1,111,460
Petrobras Global Finance BV:
6.85% Sr. Unsec. Nts., 6/5/15		225,000	257,894
6.90% Sr. Unsec. Nts., 3/19/49		1,080,000	1,268,757
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 4/16/26[2]	EUR	1,400,000	1,621,810
4.50% Sr. Unsec. Nts., 1/23/26		2,300,000	2,296,889
5.35% Sr. Unsec. Nts., 2/12/28		1,360,000	1,357,073
7.69% Sr. Unsec. Nts., 1/23/50[2]		828,000	906,474
Puma International Financing SA:
5.00% Sr. Unsec. Nts., 1/24/26[2]		825,000	776,311
5.125% Sr. Unsec. Nts., 10/6/24[2]		750,000	733,255
QEP Resources, Inc.:
5.625% Sr. Unsec. Nts., 3/1/26		814,000	795,909
6.875% Sr. Unsec. Nts., 3/1/21		235,000	243,906
Reliance Industries Ltd., 7.00% Unsec. Nts., 8/31/22	INR	210,000,000	2,980,518
Southwestern Energy Co.:
6.20% Sr. Unsec. Nts., 1/23/25		67,000	61,619
7.50% Sr. Unsec. Nts., 4/1/26		462,000	428,517
Sunoco LP/Sunoco Finance Corp.:
4.875% Sr. Unsec. Nts., 1/15/23		135,000	138,434
5.50% Sr. Unsec. Nts., 2/15/26		66,000	68,663
5.875% Sr. Unsec. Nts., 3/15/28		733,000	780,390
6.00% Sr. Unsec. Nts., 4/15/27		105,000	112,331
Targa Resources Partners LP/Targa
Resources Partners Finance Corp.:
5.00% Sr. Unsec. Nts., 1/15/28		371,000	379,282
5.125% Sr. Unsec. Nts., 2/1/25		589,000	612,554

18        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp.: (Continued)
5.25% Sr. Unsec. Nts., 5/1/23		$698,000	$706,435
5.50% Sr. Unsec. Nts., 3/1/30[2]		113,000	116,249
5.875% Sr. Unsec. Nts., 4/15/26		1,176,000	1,251,704
6.50% Sr. Unsec. Nts., 7/15/27[2]		105,000	115,169
Transcanada Trust, 5.875% [US0003M+464] Jr. Sub. Nts., 8/15/76[3]		1,130,000	1,217,937
Whiting Petroleum Corp.:
5.75% Sr. Unsec. Nts., 3/15/21		97,000	91,980
6.625% Sr. Unsec. Nts., 1/15/26		831,000	568,408
WPX Energy, Inc., 8.25% Sr. Unsec. Nts., 8/1/23		75,000	86,469
			44,396,054

Financials—10.2%
Capital Markets—1.2%
Credit Suisse Group AG, 7.50% [USSW5+459.8] Jr. Sub. Perpetual Bonds[2,3,16]		3,370,000	3,797,394
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25% Sr. Unsec. Nts., 5/15/26		142,000	151,496
MSCI, Inc., 5.75% Sr. Unsec. Nts., 8/15/25[2]		594,000	624,437
Prime Security Services Borrower LLC/ Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[2]		632,000	663,995
Standard Life Aberdeen plc, 4.25% Sub. Nts., 6/30/28[2]		1,875,000	1,944,114
UBS Group AG:
6.875% [USISDA05+549.65] Jr. Sub. Perpetual Bonds[2,3,16]		3,880,000	4,045,870
7.00% [USSW5+486.6] Jr. Sub. Perpetual Bonds[2,3,16]		1,150,000	1,318,187
7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[2,3,16]		1,214,000	1,289,116
			13,834,609

Commercial Banks—4.6%
Banca Monte dei Paschi di Siena SpA, 5.375% [EUSA5+500.5] Sub. Nts., 1/18/28[2,3]	EUR	1,250,000	1,108,465
Banco Bilbao Vizcaya Argentaria SA:
6.00% [EUSA5+603.9] Jr. Sub. Perpetual Bonds[2,3,16]	EUR	695,000	870,630
8.875% [EUSA5+917.7] Jr. Sub. Perpetual Bonds[2,3,16]	EUR	1,295,000	1,595,429
Banco BTG Pactual SA (Cayman), 4.50% Sr. Unsec. Nts., 1/10/25[2]		823,000	835,345
Banco Comercial Portugues SA:
3.871% [EUSA5+423.1] Sub. Nts., 3/27/30[2,3]	EUR	600,000	682,305
4.50% [EUSA5+426.7] Sub. Nts., 12/7/27[2,3]	EUR	800,000	945,231
9.25% [EUSA5+941.4] Jr. Sub. Perpetual Bonds[2,3,16]	EUR	353,000	440,527
Banco do Brasil SA (Cayman), 4.75% Sr. Unsec. Nts., 3/20/24[2]		1,053,000	1,107,503
Banco Santander SA:
5.25% [EUSA5+499.9] Jr. Sub. Perpetual Bonds[2,3,16]	EUR	600,000	718,972
6.75% [EUSA5+680.3] Jr. Sub. Perpetual Bonds[2,3,16]	EUR	3,390,000	4,201,863
Banco Votorantim SA, 4.50% Sr. Unsec. Nts., 9/24/24[2]		1,200,000	1,236,012
Bancolombia SA, 4.625% [H15T5Y+294.4] Sub. Nts., 12/18/29[3]		500,000	508,125

		Principal Amount	Value
Commercial Banks (Continued)
Bank of China Ltd., 5.00% Sub. Nts., 11/13/24[2]		$1,475,000	$1,612,221
Bankia SA, 6.375% [EUSA5+622.4] Jr. Sub. Perpetual Bonds[2,3,16]	EUR	600,000	731,909
Bankinter SA, 8.625% [EUSA5+886.7] Jr. Sub. Perpetual Bonds[2,3,16]	EUR	1,145,000	1,427,089
Barclays plc, 7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[2,3,16]		970,000	1,047,993
BNP Paribas SA:
6.75% [USSW5+491.6] Jr. Sub. Perpetual Bonds[2,3,16]		2,000,000	2,130,790
7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[2,3,16]		925,000	976,198
7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[2,3,16]		2,265,000	2,390,368
CaixaBank SA, 6.75% [EUSA5+649.8] Jr. Sub. Perpetual Bonds[2,3,16]	EUR	1,415,000	1,788,582
CIT Group, Inc.:
4.125% Sr. Unsec. Nts., 3/9/21		381,000	388,879
5.00% Sr. Unsec. Nts., 8/15/22		116,000	123,249
5.25% Sr. Unsec. Nts., 3/7/25		235,000	258,990
Cooperatieve Rabobank UA, 6.625% [EUSA5+669.7] Jr. Sub. Perpetual Bonds[2,3,16]	EUR	2,315,000	2,824,599
Credit Agricole SA:
6.875% [USSW5+431.9] Jr. Sub. Perpetual Bonds[2,3,16]		575,000	633,630
7.875% [USSW5+489.8] Jr. Sub. Perpetual Bonds[2,3,16]		1,155,000	1,319,472
Credit Suisse AG, 6.50% Sub. Nts., 8/8/23[2]		2,355,000	2,631,534
Danske Bank AS, 6.125% [USSW7+389.6] Jr. Sub. Perpetual Bonds[2,3,16]		1,125,000	1,159,580
Global Bank Corp., 5.25%
[US0003M+330] Sr. Unsec. Nts., 4/16/29[2,3]		2,100,000	2,260,125
HSBC Holdings plc, 6.00% [EUSA5+533.8] Jr. Sub. Perpetual Bonds[2,3,16]	EUR	955,000	1,238,731
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375% Sr. Unsec. Nts., 12/15/25		186,000	195,455
Lions Gate Capital Holdings LLC, 6.375% Sr. Unsec. Nts., 2/1/24[2]		235,000	246,165
Lloyds Bank plc, 7.50% Sr. Unsec. Nts., 4/2/32[2,7]		2,825,000	2,362,097
Novo Banco SA, 8.50% [EUSA5+823.3] Sub. Nts., 7/6/28[2,3]	EUR	755,000	898,974
Skandinaviska Enskilda Banken AB, 5.75% [USSW5+385] Jr. Sub. Perpetual Bonds[2,3,16]		2,500,000	2,523,550
Societe Generale SA, 7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[2,3,16]		3,745,000	3,976,347
Standard Chartered plc:
3.516% [H15T5Y+185] Sub. Nts., 2/12/30[1,2,3]		625,000	634,163
7.75% [USSW5+572.3] Jr. Sub. Perpetual Bonds[2,3,16]		1,250,000	1,383,706
			51,414,803

Consumer Finance—0.5%
Ally Financial, Inc.:
5.125% Sr. Unsec. Nts., 9/30/24		825,000	911,522
5.75% Sub. Nts., 11/20/25		797,000	893,636
8.00% Sr. Unsec. Nts., 11/1/31		383,000	532,351
Navient Corp.:
5.875% Sr. Unsec. Nts., 10/25/24		316,000	338,907
6.125% Sr. Unsec. Nts., 3/25/24		434,000	471,971

19        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

		Principal Amount	Value
Consumer Finance (Continued)
Navient Corp.: (Continued)
6.50% Sr. Unsec. Nts., 6/15/22		$221,000	$240,061
6.625% Sr. Unsec. Nts., 7/26/21		237,000	251,161
6.75% Sr. Unsec. Nts., 6/25/25		306,000	338,589
6.75% Sr. Unsec. Nts., 6/15/26		165,000	181,657
Springleaf Finance Corp.:
6.875% Sr. Unsec. Nts., 3/15/25		653,000	744,413
7.125% Sr. Unsec. Nts., 3/15/26		817,000	946,147
			5,850,415

Diversified Financial Services—1.0%
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 12/22/24[15]		315,159	—
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45%, 3/13/34[9,12,15]	MXN	4,830,531	—
Docuformas SAPI de CV, 10.25% Sr. Unsec. Nts., 7/24/24[2]		365,000	371,086
Greenko Mauritius Ltd., 6.25% Sr. Unsec. Nts., 2/21/23[2]		1,500,000	1,543,943
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22		140,000	140,424
JP Morgan/Hipotecaria su Casita, 6.47%, 8/26/35[2]	MXN	5,808,600	34,269
Lions Gate Capital Holdings LLC, 5.875% Sr. Unsec. Nts., 11/1/24[2]		299,000	304,357
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 2.66%, 8/22/34	RUB	22,725,040	61,628
National Bank for Agriculture & Rural Development, 8.39% Sr. Unsec. Nts., 7/19/21	INR	55,000,000	786,731
Power Finance Corp. Ltd.:
7.27% Sr. Unsec. Nts., 12/22/21	INR	140,000,000	1,960,235
7.42% Sr. Unsec. Nts., 6/26/20	INR	43,000,000	605,237
7.50% Sr. Unsec. Nts., 8/16/21	INR	140,000,000	1,966,870
Quicken Loans, Inc.:
5.25% Sr. Unsec. Nts., 1/15/28[2]		147,000	152,486
5.75% Sr. Unsec. Nts., 5/1/25[2]		140,000	145,017
Rural Electrification Corp. Ltd., 7.24% Sr. Unsec. Nts., 10/21/21	INR	140,000,000	1,962,187
Swiss Insured Brazil Power Finance Sarl, 9.85% Sr. Sec. Nts., 7/16/32[2]	BRL	5,250,000	1,523,697
			11,558,167

Insurance—0.8%
AmWINS Group, Inc., 7.75% Sr. Unsec. Nts., 7/1/26[2]		189,000	209,408
ASR Nederland NV, 3.375% [EUSA5+400] Sub. Nts., 5/2/49[2,3]	EUR	1,250,000	1,560,359
AXA SA, 3.875% [EUSA11+325] Jr. Sub. Perpetual Bonds[2,3,16]	EUR	810,000	1,040,338
Caisse Nationale de Reassurance Mutuelle Agricole Groupama, 6.375% [EUR003M+577] Jr. Sub. Perpetual Bonds[2,3,16]	EUR	2,000,000	2,675,367
La Mondiale SAM, 5.05% [EUSA5+505] Jr. Sub. Perpetual Bonds[2,3,16]	EUR	825,000	1,081,007
NN Group NV, 4.375% [EUR003M+390]
Jr. Sub. Perpetual Bonds[2,3,16]	EUR	1,160,000	1,466,541
VIVAT NV, 6.25% [USSW5+417.4] Jr. Sub. Perpetual Bonds[2,3,16]		1,160,000	1,178,850
			9,211,870

Real Estate Investment Trusts (REITs)—0.5%
Equinix, Inc., 5.875% Sr. Unsec. Nts., 1/15/26		781,000	830,289
GLP Capital LP/GLP Financing II, Inc., 5.375% Sr. Unsec. Nts., 11/1/23		563,000	613,991
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[2]		822,000	861,330

		Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
Iron Mountain, Inc.:
4.875% Sr. Unsec. Nts., 9/15/27[2]		$164,000	$169,711
4.875% Sr. Unsec. Nts., 9/15/29[2]		370,000	376,705
iStar, Inc., 4.75% Sr. Unsec. Nts., 10/1/24		880,000	913,735
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.:
5.625% Sr. Unsec. Nts., 5/1/24		351,000	383,322
5.75% Sr. Unsec. Nts., 2/1/27[2]		105,000	117,469
MPT Operating Partnership LP/MPT Finance Corp.:
4.625% Sr. Unsec. Nts., 8/1/29		962,000	992,664
5.00% Sr. Unsec. Nts., 10/15/27		78,000	82,877
6.375% Sr. Unsec. Nts., 3/1/24		79,000	82,256
SBA Communications Corp., 4.00% Sr. Unsec. Nts., 10/1/22		280,000	285,948
			5,710,297

Real Estate Management & Development—1.5%
China Aoyuan Group Ltd., 7.50% Sr. Sec. Nts., 5/10/21[2]		1,001,000	1,028,527
China Resources Land Ltd., 3.75% [H15T5Y+513.9] Jr. Sub. Perpetual Bonds[1,2,3,16]		1,250,000	1,253,125
CIFI Holdings Group Co. Ltd.:
6.375% Sr. Unsec. Nts., 5/2/20[2]		1,000,000	1,007,306
7.625% Sr. Unsec. Nts., 3/2/21[2]		4,204,000	4,342,979
Country Garden Holdings Co. Ltd., 7.50% Sr. Sec. Nts., 3/9/20[2]		1,555,000	1,565,779
Logan Property Holdings Co. Ltd.,
6.875% Sr. Unsec. Nts., 4/24/21[2]		1,365,000	1,404,116
Times China Holdings Ltd.:
6.25% Sr. Sec. Nts., 1/23/20[2]		490,000	489,454
7.85% Sr. Sec. Nts., 6/4/21[2]		5,412,000	5,542,844
			16,634,130

Thrifts & Mortgage Finance—0.1%
LIC Housing Finance Ltd., 7.45% Sr. Sec. Nts., 10/17/22	INR	70,000,000	981,960

Health Care—1.6%
Biotechnology—0.4%
AbbVie, Inc., 2.60% Sr. Unsec. Nts., 11/21/24[2]		5,000,000	5,034,272

Health Care Equipment & Supplies—0.0%
Teleflex, Inc., 4.875% Sr. Unsec. Nts., 6/1/26		592,000	620,325

Health Care Providers & Services—0.9%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23		84,000	85,540
6.50% Sr. Unsec. Nts., 3/1/24		118,000	122,621
Centene Corp.:
4.625% Sr. Unsec. Nts., 12/15/29[2]		157,000	165,745
4.75% Sr. Unsec. Nts., 5/15/22		268,000	273,837
5.375% Sr. Unsec. Nts., 6/1/26[2]		844,000	897,256
6.125% Sr. Unsec. Nts., 2/15/24		234,000	243,068
Hadrian Merger Sub, Inc., 8.50% Sr. Unsec. Nts., 5/1/26[2]		670,000	687,820
HCA, Inc.:
4.125% Sr. Sec. Nts., 6/15/29		739,000	784,569
5.375% Sr. Unsec. Nts., 2/1/25		200,000	221,583
5.375% Sr. Unsec. Nts., 9/1/26		985,000	1,099,531
5.625% Sr. Unsec. Nts., 9/1/28		246,000	280,797
5.875% Sr. Unsec. Nts., 2/15/26		101,000	115,037
7.50% Sr. Unsec. Nts., 2/15/22		423,000	468,168
MPH Acquisition Holdings LLC, 7.125% Sr. Unsec. Nts., 6/1/24[2]		503,000	487,905
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22		1,765,000	1,883,896

20        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Health Care Providers & Services (Continued)
Tenet Healthcare Corp.:
5.125% Sr. Sec. Nts., 11/1/27[2]	$1,177,000	$1,244,678
6.25% Sec. Nts., 2/1/27[2]	258,000	277,995
WellCare Health Plans, Inc., 5.375% Sr. Unsec. Nts., 8/15/26[2]	591,000	630,508
		9,970,554

Life Sciences Tools & Services—0.1%
Charles River Laboratories International, Inc., 4.25% Sr. Unsec. Nts., 5/1/28[2]	815,000	831,789

Pharmaceuticals—0.2%
Bausch Health Americas, Inc., 8.50% Sr. Unsec. Nts., 1/31/27[2]	290,000	330,788
Bausch Health Cos., Inc.:
5.75% Sr. Sec. Nts., 8/15/27[2]	235,000	255,410
7.00% Sr. Sec. Nts., 3/15/24[2]	525,000	547,095
HLF Financing Sarl LLC/Herbalife International, Inc., 7.25% Sr. Unsec. Nts., 8/15/26[2]	495,000	525,319
Par Pharmaceutical, Inc., 7.50% Sr. Sec. Nts., 4/1/27[2]	488,000	486,792
		2,145,404

Industrials—2.4%
Aerospace & Defense—0.3%
Bombardier, Inc.:
7.50% Sr. Unsec. Nts., 3/15/25[2]	228,000	235,693
7.875% Sr. Unsec. Nts., 4/15/27[2]	222,000	228,943
Moog, Inc., 4.25% Sr. Unsec. Nts., 12/15/27[2]	264,000	269,306
TransDigm, Inc.:
6.25% Sr. Sec. Nts., 3/15/26[2]	235,000	254,854
6.375% Sr. Sub. Nts., 6/15/26	706,000	750,097
6.50% Sr. Sub. Nts., 7/15/24	442,000	456,778
Triumph Group, Inc., 7.75% Sr. Unsec. Nts., 8/15/25	586,000	612,730
		2,808,401

Air Freight & Couriers—0.2%
Mexico City Airport Trust, 3.875% Sr. Sec. Nts., 4/30/28[2]	600,000	614,464
Rumo Luxembourg Sarl, 5.875% Sr. Unsec. Nts., 1/18/25[2]	1,225,000	1,316,367
XPO Logistics, Inc.:
6.125% Sr. Unsec. Nts., 9/1/23[2]	471,000	487,195
6.75% Sr. Unsec. Nts., 8/15/24[2]	222,000	241,633
		2,659,659

Airlines—0.1%
American Airlines Group, Inc.:
4.625% Sr. Unsec. Nts., 3/1/20[2]	264,000	264,867
5.00% Sr. Unsec. Nts., 6/1/22[2]	434,000	454,615
United Continental Holdings, Inc.:
4.25% Sr. Unsec. Nts., 10/1/22	334,000	349,448
4.875% Sr. Unsec. Nts., 1/15/25	270,000	286,987
		1,355,917

Building Products—0.2%
Advanced Drainage Systems, Inc., 5.00% Sr. Unsec. Nts., 9/30/27[2]	130,000	134,433
Standard Industries, Inc.:
5.00% Sr. Unsec. Nts., 2/15/27[2]	172,000	179,709
5.375% Sr. Unsec. Nts., 11/15/24[2]	348,000	358,437
6.00% Sr. Unsec. Nts., 10/15/25[2]	799,000	841,938
William Lyon Homes, Inc., 6.00% Sr. Unsec. Nts., 9/1/23	454,000	474,618
		1,989,135

Commercial Services & Supplies—0.4%
ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[2]	438,000	457,344

	Principal Amount	Value
Commercial Services & Supplies (Continued)
ADT Security Corp. (The), 6.25% Sr. Sec. Nts., 10/15/21	$658,000	$695,388
Brink’s Co. (The), 4.625% Sr. Unsec. Nts., 10/15/27[2]	890,000	918,767
GFL Environmental, Inc., 5.125% Sr. Sec. Nts., 12/15/26[2]	113,000	119,088
GW B-CR Security Corp., 9.50% Sr. Unsec. Nts., 11/1/27[2]	231,000	247,020
Intrado Corp., 5.375% Sr. Unsec. Nts., 7/15/22[2]	624,000	614,640
Murphy Oil USA, Inc., 4.75% Sr. Unsec. Nts., 9/15/29	392,000	414,705
Prime Security Services Borrower LLC/ Prime Finance, Inc., 5.75% Sr. Sec. Nts., 4/15/26[2]	437,000	475,785
Resideo Funding, Inc., 6.125% Sr. Unsec. Nts., 11/1/26[2]	225,000	227,256
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	158,000	163,988
Waste Pro USA, Inc., 5.50% Sr. Unsec. Nts., 2/15/26[2]	433,000	452,408
		4,786,389

Construction & Engineering—0.0%
AECOM, 5.125% Sr. Unsec. Nts., 3/15/27	442,000	476,409

Electrical Equipment—0.1%
EnerSys:
4.375% Sr. Unsec. Nts., 12/15/27[2]	190,000	188,119
5.00% Sr. Unsec. Nts., 4/30/23[2]	772,000	810,920
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[2]	245,000	273,277
		1,272,316

Industrial Conglomerates—0.0%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75% Sr. Unsec. Nts., 2/1/24	222,000	230,972

Machinery—0.4%
Amsted Industries, Inc., 5.625% Sr. Unsec. Nts., 7/1/27[2]	248,000	263,586
Cleaver-Brooks, Inc., 7.875% Sr. Sec. Nts., 3/1/23[2]	943,000	943,391
Colfax Corp.:
6.00% Sr. Unsec. Nts., 2/15/24[2]	224,000	238,467
6.375% Sr. Unsec. Nts., 2/15/26[2]	106,000	115,672
EnPro Industries, Inc., 5.75% Sr. Unsec. Nts., 10/15/26	913,000	974,945
IHS Netherlands Holdco BV, 8.00% Sr. Unsec. Nts., 9/18/27[2]	690,000	735,506
Titan International, Inc., 6.50% Sr. Sec. Nts., 11/30/23	864,000	741,239
		4,012,806

Professional Services—0.1%
ASGN, Inc., 4.625% Sr. Unsec. Nts., 5/15/28[2]	597,000	614,749

Road & Rail—0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.75% Sr. Unsec. Nts., 7/15/27[2]	514,000	535,858
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[2]	510,000	589,687
Kenan Advantage Group, Inc. (The),
7.875% Sr. Unsec. Nts., 7/31/23[2]	654,000	641,466
United Rentals North America, Inc., 5.25% Sr. Unsec. Nts., 1/15/30	504,000	543,388
		2,310,399

21        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Trading Companies & Distributors—0.3%
AerCap Global Aviation Trust, 6.50% [US0003M+430] Jr. Sub. Nts., 6/15/45[2,3]	$483,000	$533,763
BMC East LLC, 5.50% Sr. Sec. Nts., 10/1/24[2]	603,000	628,878
Herc Holdings, Inc., 5.50% Sr. Unsec. Nts., 7/15/27[2]	423,000	446,276
United Rentals North America, Inc.:
4.875% Sr. Unsec. Nts., 1/15/28	280,000	292,062
5.875% Sr. Unsec. Nts., 9/15/26	1,120,000	1,204,308
6.50% Sr. Unsec. Nts., 12/15/26	471,000	518,530
		3,623,817

Transportation Infrastructure—0.1%
Jasa Marga Persero Tbk PT, 7.50% Sr. Unsec. Nts., 12/11/20[2]	IDR 9,160,000,000	661,823

Information Technology—0.6%
Communications Equipment—0.0%
Hughes Satellite Systems Corp.:
5.25% Sr. Sec. Nts., 8/1/26	327,000	359,814
6.625% Sr. Unsec. Nts., 8/1/26	322,000	358,337
		718,151

Electronic Equipment, Instruments, & Components—0.1%
Itron, Inc., 5.00% Sr. Unsec. Nts., 1/15/26[2]	516,000	536,174
MTS Systems Corp., 5.75% Sr. Unsec. Nts., 8/15/27[2]	471,000	493,536
		1,029,710

IT Services—0.1%
Alliance Data Systems Corp., 4.75% Sr. Unsec. Nts., 12/15/24[2]	435,000	435,000
Harland Clarke Holdings Corp.:
6.875% Sr. Sec. Nts., 3/1/20[2]	230,000	230,086
8.375% Sr. Sec. Nts., 8/15/22[2]	160,000	130,850
		795,936

Semiconductors & Semiconductor Equipment—0.1%
Micron Technology, Inc., 4.663% Sr. Unsec. Nts., 2/15/30	681,000	750,152

Software—0.0%
Camelot Finance SA, 4.50% Sr. Sec. Nts., 11/1/26[2]	192,000	197,640

Technology Hardware, Storage & Peripherals—0.3%
Dell International LLC/EMC Corp.:
4.42% Sr. Sec. Nts., 6/15/21[2]	2,266,000	2,332,004
7.125% Sr. Unsec. Nts., 6/15/24[2]	616,000	650,650
EMC Corp., 2.65% Sr. Unsec. Nts., 6/1/20	347,000	347,496
Everi Payments, Inc., 7.50% Sr. Unsec. Nts., 12/15/25[2]	339,000	364,566
		3,694,716

Materials—4.6%
Chemicals—1.1%
Ashland LLC:
4.75% Sr. Unsec. Nts., 8/15/22	235,000	246,162
6.875% Sr. Unsec. Nts., 5/15/43	134,000	153,890
Blue Cube Spinco LLC, 9.75% Sr. Unsec. Nts., 10/15/23	118,000	127,182
Braskem Idesa SAPI, 7.45% Sr. Sec. Nts., 11/15/29[2]	500,000	533,630
Braskem Netherlands Finance BV:
4.50% Sr. Unsec. Nts., 1/31/30[2]	355,000	353,758
5.875% Sr. Unsec. Nts., 1/31/50[2]	1,200,000	1,193,700
Celanese US Holdings LLC, 5.875% Sr. Unsec. Nts., 6/15/21	1,019,000	1,069,795
CF Industries, Inc., 3.40% Sr. Sec. Nts., 12/1/21[2]	992,000	1,017,498

		Principal Amount	Value
Chemicals (Continued)
Chemours Co. (The), 6.625% Sr. Unsec. Nts., 5/15/23		$192,000	$193,136
Element Solutions, Inc., 5.875% Sr. Unsec. Nts., 12/1/25[2]		490,000	513,883
ENN Clean Energy International Investment Ltd., 7.50% Sr. Unsec. Nts., 2/27/21[2]		1,250,000	1,292,247
Koppers, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[2]		570,000	598,494
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[2]		1,570,000	1,683,525
Olin Corp.:
5.00% Sr. Unsec. Nts., 2/1/30		117,000	118,971
5.125% Sr. Unsec. Nts., 9/15/27		110,000	114,930
5.625% Sr. Unsec. Nts., 8/1/29		943,000	997,741
Starfruit Finco BV/Starfruit US Holdco LLC, 6.50% Sr. Unsec. Nts., 10/1/26[2]	EUR	1,455,000	1,754,479
Unigel Luxembourg SA, 8.75% Sr. Unsec. Nts., 10/1/26[2]		780,000	796,476
			12,759,497

Construction Materials—0.2%
Cemex Finance LLC, 6.00% Sr. Sec. Nts., 4/1/24[2]		985,000	1,015,043
Cemex SAB de CV, 5.45% Sr. Sec. Nts., 11/19/29[2]		305,000	319,106
InterCement Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[2]		650,000	539,776
			1,873,925

Containers & Packaging—0.6%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
4.125% Sr. Sec. Nts., 8/15/26[2]		580,000	595,587
4.25% Sr. Sec. Nts., 9/15/22[2]		125,000	126,824
6.00% Sr. Unsec. Nts., 2/15/25[2]		456,000	479,370
Ball Corp., 4.375% Sr. Unsec. Nts., 12/15/20		1,762,000	1,802,949
Berry Global, Inc., 4.875% Sr. Sec. Nts., 7/15/26[2]		427,000	451,157
Cascades, Inc./Cascades USA, Inc., 5.375% Sr. Unsec. Nts., 1/15/28[2]		398,000	409,940
Flex Acquisition Co., Inc.:
6.875% Sr. Unsec. Nts., 1/15/25[2]		283,000	285,827
7.875% Sr. Unsec. Nts., 7/15/26[2]		234,000	236,298
Graphic Packaging International LLC:
4.75% Sr. Unsec. Nts., 4/15/21		1,110,000	1,139,582
4.875% Sr. Unsec. Nts., 11/15/22		298,000	312,993
OI European Group BV, 4.00% Sr. Unsec. Nts., 3/15/23[2]		442,000	446,603
Owens-Brockway Glass Container, Inc., 5.00% Sr. Unsec. Nts., 1/15/22[2]		225,000	233,948
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.125% Sr. Sec. Nts., 7/15/23[2]		315,000	323,138
Trivium Packaging Finance BV, 5.50% Sr. Sec. Nts., 8/15/26[2]		145,000	153,066
			6,997,282

Metals & Mining—1.9%
ArcelorMittal SA:
3.60% Sr. Unsec. Nts., 7/16/24		2,500,000	2,566,788
6.125% Sr. Unsec. Nts., 6/1/25		1,185,000	1,361,183
Celtic Resources Holdings DAC, 4.125% Sr. Unsec. Nts., 10/9/24[2]		2,325,000	2,400,490
Corp. Nacional del Cobre de Chile, 3.00% Sr. Unsec. Nts., 9/30/29[2]		954,000	941,068
CSN Resources SA, 7.625% Sr. Unsec. Nts., 2/13/23[2]		1,210,000	1,292,395

22        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Metals & Mining (Continued)
Evraz plc, 5.375% Sr. Unsec. Nts., 3/20/23[2]	$2,285,000	$2,458,397
First Quantum Minerals Ltd.:
7.00% Sr. Unsec. Nts., 2/15/21[2]	63,000	63,276
7.25% Sr. Unsec. Nts., 4/1/23[2]	1,324,000	1,373,471
FMG Resources August 2006 Pty Ltd.,
4.75% Sr. Unsec. Nts., 5/15/22[2]	119,000	123,079
Freeport-McMoRan, Inc.:
3.55% Sr. Unsec. Nts., 3/1/22	147,000	149,099
4.55% Sr. Unsec. Nts., 11/14/24	99,000	104,857
5.40% Sr. Unsec. Nts., 11/14/34	2,506,000	2,630,855
5.45% Sr. Unsec. Nts., 3/15/43	96,000	99,610
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[2]	535,000	565,808
Industrias Penoles SAB de CV, 5.65% Sr. Unsec. Nts., 9/12/49[2]	755,000	807,484
JSW Steel Ltd., 5.25% Sr. Unsec. Nts., 4/13/22[2]	1,600,000	1,636,970
Metinvest BV, 7.75% Sr. Unsec. Nts., 10/17/29[2]	920,000	943,925
Southern Copper Corp., 7.50% Sr. Unsec. Nts., 7/27/35	480,000	662,810
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50% Sr. Unsec. Nts., 6/15/25[2]	1,231,000	1,186,881
Taseko Mines Ltd., 8.75% Sr. Sec. Nts., 6/15/22[2]	856,000	712,887
		22,081,333

Paper & Forest Products—0.8%
Boise Cascade Co., 5.625% Sr. Unsec. Nts., 9/1/24[2]	692,000	721,697
Celulosa Arauco y Constitucion SA:
4.20% Sr. Unsec. Nts., 1/29/30[2]	312,000	313,513
4.50% Sr. Unsec. Nts., 8/1/24	1,513,000	1,589,293
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	816,000	845,919
Mercer International, Inc.:
5.50% Sr. Unsec. Nts., 1/15/26	368,000	375,369
6.50% Sr. Unsec. Nts., 2/1/24	605,000	629,451
Norbord, Inc., 5.75% Sr. Sec. Nts., 7/15/27[2]	894,000	930,071
Suzano Austria GmbH, 5.00% Sr. Unsec. Nts., 1/15/30	3,050,000	3,211,559
		8,616,872

Telecommunication Services—1.5%
Diversified Telecommunication Services—1.3%
Altice France SA:
7.375% Sr. Sec. Nts., 5/1/26[2]	487,000	523,764
8.125% Sr. Sec. Nts., 2/1/27[2]	264,000	297,818
Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[2]	1,155,000	1,218,057
CenturyLink, Inc.:
5.625% Sr. Unsec. Nts., 4/1/25	330,000	351,329
7.50% Sr. Unsec. Nts., Series Y, 4/1/24	777,000	877,688
Cincinnati Bell, Inc., 8.00% Sr. Unsec. Nts., 10/15/25[2]	445,000	472,997
CommScope, Inc., 6.00% Sr. Sec. Nts., 3/1/26[2]	1,174,000	1,251,043
Frontier Communications Corp.:
10.50% Sr. Unsec. Nts., 9/15/22	732,000	358,908
11.00% Sr. Unsec. Nts., 9/15/25	105,000	51,187
GTH Finance BV, 7.25% Sr. Unsec. Nts., 4/26/23[2]	2,250,000	2,535,874
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[2]	1,705,000	1,764,970
Inmarsat Finance plc, 4.875% Sr. Unsec. Nts., 5/15/22[2]	319,000	323,586

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26	$971,000	$941,839
5.375% Sr. Unsec. Nts., 5/1/25	692,000	717,663
Oi S.A., 10% Cash Rate or 8% Cash Rate and 4% PIK Rate, 10.00% Sr. Unsec. Nts., 7/27/25[13]	883,000	792,859
Qwest Corp., 6.875% Sr. Unsec. Nts., 9/15/33	287,000	288,722
Telecom Italia Capital SA, 7.20% Sr. Unsec. Nts., 7/18/36	1,039,000	1,233,709
Telecom Italia SpA, 5.303% Sr. Unsec. Nts., 5/30/24[2]	435,000	468,708
Zayo Group LLC/Zayo Capital, Inc., 6.00% Sr. Unsec. Nts., 4/1/23	338,000	346,310
		14,817,031

Wireless Telecommunication Services—0.2%
Intelsat Jackson Holdings SA, 8.50% Sr. Unsec. Nts., 10/15/24[2]	553,000	504,842
T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22	299,000	306,847
4.75% Sr. Unsec. Nts., 2/1/28	427,000	448,205
5.125% Sr. Unsec. Nts., 4/15/25	139,000	144,137
6.00% Sr. Unsec. Nts., 4/15/24	232,000	240,118
		1,644,149

Utilities—1.8%
Electric Utilities—0.7%
Adani Transmission Ltd., 4.25% Sr. Sec. Nts., 5/21/36[2]	800,000	810,702
DPL, Inc., 4.35% Sr. Unsec. Nts., 4/15/29[2]	453,000	437,038
Empresa de Transmision Electrica SA, 5.125% Sr. Unsec. Nts., 5/2/49[2]	750,000	855,709
Eskom Holdings SOC Ltd., 6.75% Sr. Unsec. Nts., 8/6/23[2]	1,875,000	1,916,962
Perusahaan Listrik Negara PT, 4.125% Sr. Unsec. Nts., 5/15/27[2]	2,045,000	2,160,742
Terraform Global Operating LLC, 6.125% Sr. Unsec. Nts., 3/1/26[2]	342,000	356,654
TerraForm Power Operating LLC, 5.00% Sr. Unsec. Nts., 1/31/28[2]	43,000	45,544
Vistra Operations Co. LLC:
5.00% Sr. Unsec. Nts., 7/31/27[2]	491,000	513,993
5.50% Sr. Unsec. Nts., 9/1/26[2]	131,000	139,164
5.625% Sr. Unsec. Nts., 2/15/27[2]	224,000	236,454
		7,472,962

Gas Utilities—0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.:
5.50% Sr. Unsec. Nts., 5/20/25	230,000	248,973
5.875% Sr. Unsec. Nts., 8/20/26	653,000	721,140
NGL Energy Partners LP/NGL Energy Finance Corp., 7.50% Sr. Unsec. Nts., 4/15/26[2]	147,000	142,571
Superior Plus LP/Superior General Partner, Inc., 7.00% Sr. Unsec. Nts., 7/15/26[2]	493,000	530,763
		1,643,447
Independent Power and Renewable Electricity Producers—1.0%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[2]	490,000	521,413
AES Corp.:
4.00% Sr. Unsec. Nts., 3/15/21	227,000	230,632
6.00% Sr. Unsec. Nts., 5/15/26	152,000	162,161
AES Gener SA, 6.35% [H15T5Y+491.7] Jr. Sub. Nts., 10/7/79[2,3]	750,000	769,875

23        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Independent Power and Renewable Electricity Producers (Continued)
Azure Power Energy Ltd., 5.50% Sr. Sec. Nts., 11/3/22[2]	$1,515,000	$1,548,369
Azure Power Solar Energy Pvt Ltd., 5.65% Sr. Sec. Nts., 12/24/24[2]	600,000	614,358
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[2]	367,000	382,991
5.75% Sr. Unsec. Nts., 1/15/25	86,000	88,472
Enviva Partners LP/Enviva Partners Finance Corp., 6.50% Sr. Unsec. Nts., 1/15/26[2]	375,000	402,424
Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[2]	1,865,000	1,947,731
Listrindo Capital BV, 4.95% Sr. Unsec. Nts., 9/14/26[2]	2,285,000	2,323,308
NRG Energy, Inc.:
5.25% Sr. Unsec. Nts., 6/15/29[2]	826,000	894,641
6.625% Sr. Unsec. Nts., 1/15/27	816,000	886,870
SMC Global Power Holdings Corp., 5.95% [H15T5Y+679.6] Jr. Sub. Perpetual Bonds[1,2,3,16]	900,000	925,393
		11,698,638

Multi-Utilities—0.0%
TerraForm Power Operating LLC, 4.25% Sr. Unsec. Nts., 1/31/23[2]	157,000	162,018
Total Corporate Bonds and Notes (Cost $379,824,834)		380,632,920

	Shares
Preferred Stock—0.0%
Claire’s Holdings LLC, 0.00%, Series A17 (Cost $36,875)	71	11,360

Common Stocks—0.1%
Claire’s Holdings LLC[17]	235	152,750
Clear Channel Outdoor Holdings, Inc., Cl. A17	46,536	133,093
Hexion Holdings Corp., Cl. B17	25,804	310,938
JSC Astana Finance (Cost $0, Acquisition Date 6/5/15), GDR[2,15,17]	446,838	—
Quicksilver Resources, Inc.[15,17]	4,151,000	—
Sabine Oil & Gas Holdings, Inc.	837	58,800
Total Common Stocks (Cost $5,329,461)		655,581

	Units	Value
Rights, Warrants and Certificates—0.0%
Agro Holdings, Inc. Wts., Exp. 4/10/24[15,17]	775	$—
Sabine Oil Tranche 1 Wts., Strike Price $4.49,
Exp. 8/11/26[17]	2,612	34,165
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[17]	549	6,382
Total Rights, Warrants and Certificates (Cost $351,214)		40,547

	Principal Amount
Structured Securities—0.6%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003% Sr. Sec. Nts., 4/30/25[2,8]	746,096	715,552
3.054% Sr. Sec. Nts., 4/30/25[2,8]	950,642	911,724
3.098% Sr. Sec. Nts., 4/30/25[2,8]	820,727	787,128
3.131% Sr. Sec. Nts., 4/30/25[2,8]	733,626	703,593
3.179% Sr. Sec. Nts., 4/30/25[2,8]	913,424	876,030
3.231% Sr. Sec. Nts., 4/30/25[2,8]	1,042,535	999,856
3.265% Sr. Sec. Nts., 4/30/25[2,8]	832,863	798,768
3.346% Sr. Sec. Nts., 4/30/25[2,8]	782,856	750,808
Total Structured Securities (Cost $5,913,362)		6,543,459
Short-Term Notes—0.5%
Arab Republic of Egypt Treasury Bills, 17.01%, 5/5/20[8]	EGP 53,600,000	3,202,261
Argentine Republic Treasury Bills, 4.971%, 5/29/20[8]	ARS 166,600,000	2,340,781
Total Short-Term Notes (Cost $7,520,694)		5,543,042

	Shares
Investment Companies—14.7%
Carlyle Tactical Private Credit Fund[18]	71,869	664,049
Invesco Government & Agency Portfolio, Institutional Class, 1.50%[19]	111,331,442	111,331,442
Invesco Oppenheimer Limited-Term Bond Fund[18]	2,166	9,920
Invesco Oppenheimer Master Event-Linked Bond Fund[18]	1,564,541	25,095,080
Invesco Oppenheimer Ultra-Short Duration Fund[18]	5,234,532	26,120,338
Nuveen Floating Rate Income Fund	329,965	3,378,842
Total Investment Companies (Cost $170,845,254)		166,599,671

			Exercise Price	Expiration Date		Contracts	Notional Amount (000’s)	Value
Exchange-Traded Options Purchased—0.0%
S&P 500 Index Put		USD	2,675.000	3/20/20	USD	166	USD 44,405	107,900
S&P 500 Index Put		USD	2,625.000	2/21/20	USD	88	USD 23,100	20,240
S&P 500 Index Put		USD	2,955.000	2/21/20	USD	275	USD 81,263	313,500
Total Exchange-Traded Options Purchased (Cost $3,050,749)								441,640

	Counterparty		Exercise Price	Expiration Date		Contracts	Notional Amount (000’s)
Over-the-Counter Options Purchased—1.0%
BRL Currency Put	MSCO	BRL	4.000	5/27/20	USD	25,000,000	USD 25,000	520,525
BRL Currency Put	GSCO-OT	BRL	3.432	3/27/20	USD	1,460,000	USD 1,460	2,372
BRL Currency Put	GSCO-OT	BRL	3.430	3/30/20	USD	1,457,000	USD 1,457	2,619
BRL Currency Put	GSCO-OT	BRL	3.430	3/30/20	USD	1,457,000	USD 1,457	2,619
BRL Currency Put	MSCO	BRL	4.080	5/11/20	USD	18,750,000	USD 18,750	571,870
BRL Currency Put	JPM	BRL	3.970	1/24/20	USD	12,500,000	USD 12,500	64,808
CAD Currency Call	SCB	CAD	1.338	2/5/20	USD	25,000,000	USD 25,000	6,122
CAD Currency Put	SCB	CAD	1.295	2/5/20	USD	25,000,000	USD 25,000	109,800
CLP Currency Put	JPM	CLP	699.000	1/17/20	USD	25,000,000	USD 25,000	436
CLP Currency Put	GSCOI	CLP	738.000	2/5/20	USD	25,000,000	USD 25,000	166,431
EUR Currency Put	BOA	USD	1.094	2/17/20	EUR	11,250,000	EUR 11,250	6,660
EUR Currency Call	BOA	USD	1.132	2/17/20	EUR	11,250,000	EUR 11,250	64,103
EUR Currency Put	BOA	INR	82.250	11/3/20	EUR	25,000,000	EUR 25,000	418,536
EUR Currency Put	SCB	IDR	16,100.000	12/17/20	EUR	25,000,000	EUR 25,000	566,271
EUR Currency Put	JPM	NOK	8.900	8/26/21	EUR	3,750,000	EUR 3,750	574,916

24        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

	Counterparty		Exercise Price	Expiration Date		Contracts	Notional Amount (000’s)	Value
Over-the-Counter Options Purchased (Continued)
EUR Currency Put	MSCO	NOK	9.757	8/20/20	EUR	45,000,000	EUR 45,000	$527,901
EUR Currency Put	BOA	SEK	9.250	4/29/20	EUR	2,800,000	EUR 2,800	24
EUR Currency Put	GSCO-OT	INR	74.875	8/5/20	EUR	1,500,000	EUR 1,500	201,492
EUR Currency Put	GSCO-OT	NOK	8.648	1/6/21	EUR	3,650,000	EUR 3,650	93,829
EUR Currency Put	GSCO-OT	NOK	8.360	1/6/21	EUR	3,650,000	EUR 3,650	20,560
EUR Currency Put	GSCOI	RUB	70.480	11/4/20	EUR	27,400,000	EUR 27,400	487,537
IDR Currency Put	JPM	IDR	14,420.000	10/26/20	USD	12,500,000	USD 12,500	374,116
IDR Currency Put	SCB	IDR	14,400.000	10/22/20	USD	25,000,000	USD 25,000	723,784
IDR Currency Put	GSCOI	IDR	14,435.000	10/22/20	USD	18,750,000	USD 18,750	572,702
INR Currency Put	JPM	INR	66.092	4/29/20	USD	1,500,000	USD 1,500	5,312
INR Currency Put	GSCO-OT	INR	65.600	5/6/20	USD	2,280,000	USD 2,280	5,659
INR Currency Put	BOA	INR	72.500	10/27/20	USD	25,000,000	USD 25,000	317,935
MXN Currency Put	JPM	MXN	19.375	6/2/20	USD	295,550,000	USD 295,550	317,710
MXN Currency Put	CITNA-B	MXN	19.350	6/2/20	USD	295,200,000	USD 295,200	306,282
MXN Currency Put	BOA	MXN	19.135	3/12/20	USD	25,000,000	USD 25,000	323,486
PHP Currency Put	SCB	PHP	50.450	3/5/20	USD	18,750,000	USD 18,750	90,453
PHP Currency Put	GSCO-OT	PHP	50.200	2/4/20	USD	6,250,000	USD 6,250	11,871
PHP Currency Put	GSCO-OT	PHP	50.100	2/11/20	USD	15,625,000	USD 15,625	28,539
RUB Currency Put	JPM	RUB	59.000	8/5/20	USD	1,650,000	USD 1,650	555,897
RUB Currency Put	GSCO-OT	RUB	57.300	3/30/20	USD	2,914,000	USD 2,914	85,003
RUB Currency Put	JPM	RUB	70.000	2/25/21	USD	1,535,200,000	USD 1,535,200	2,134,465
RUB Currency Put	GSCO-OT	RUB	58.500	8/4/20	USD	1,650,000	USD 1,650	445,658
ZAR Currency Put	GSCO-OT	ZAR	14.500	7/23/20	USD	229,950,000	USD 229,950	729,059
Total Over-the-Counter Options Purchased (Cost $14,020,810)								11,437,362

	Counterparty	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Credit Default Swaptions Purchased—0.0%
Credit Default Swap maturing 12/20/24 Call	JPM	Buy	iTraxx Europe Crossover Series 32 Version 1	5.000%	2/19/20	EUR	37,500	41,340
Credit Default Swap maturing 12/20/24 Call	JPM	Buy	Markit CDX North America High Yield Index, Series 31, Version 1	5.000	2/19/20	USD	50,000	183,406
Credit Default Swap maturing 12/20/24 Call	JPM	Buy	Markit CDX North America High Yield Index, Series 31, Version 1	5.000	2/19/20	USD	17,000	57,248
Total Over-the-Counter Credit Default Swaptions Purchased (Cost $768,950)								281,994

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.7%
Interest Rate Swap maturing 11/25/21 Put	MSCO	Receive	Six-Month EUR EURIBOR	0.532	11/25/21	EUR	9,375	218,603
Interest Rate Swap maturing 11/27/20 Put	JPM	Receive	Three-Month USD BBA LIBOR	1.700	11/27/20	USD	63,000	2,170,443
Interest Rate Swap maturing 12/2/20 Put	GSCOI	Receive	Three-Month USD BBA LIBOR	2.266	12/2/20	USD	45,000	452,074
Interest Rate Swap maturing 12/3/21 Put	MSCO	Receive	Three-Month USD BBA LIBOR	3.000	12/3/21	USD	25,000	318,195
Interest Rate Swap Maturing 3/29/21 Put	JPM	Receive	Six-Month EUR EURIBOR	1.122	3/29/21	EUR	146,200	67,196
Interest Rate Swap Maturing 3/30/20 Put	BOA	Receive	Three-Month CAD BA CDOR	2.588	3/30/20	CAD	195,000	64,282
Interest Rate Swap Maturing 4/12021 Put	JPM	Receive	Six-Month EUR EURIBOR	0.615	4/12/21	EUR	146,250	13,990
Interest Rate Swap Maturing 4/6/21 Put	JPM	Receive	Six-Month EUR EURIBOR	0.608	4/6/21	EUR	146,000	13,532
Interest Rate Swap maturing 6/15/20 Put	NOM	Receive	Three-Month USD BBA LIBOR	1.850	6/15/20	USD	75,000	1,391,627
Interest Rate Swap maturing 8/16/24 Put	JPM	Receive	CDX.NA.HY.33	2.098	8/16/24	EUR	30,000	637,555
Interest Rate Swap maturing 8/17/20 Put	MSCO	Receive	Three-Month USD BBA LIBOR	1.695	8/17/20	USD	52,500	1,602,796
Interest Rate Swap maturing 8/26/20 Put	MSCO	Receive	Three-Month USD BBA LIBOR	2.500	8/26/20	USD	75,000	253,989

25        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

	Counterparty	Pay / Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing
8/28/20 Put	GSCOI	Receive	Three-Month KRW CD	2.000%	8/28/20	KRW	36,000,000	$67,472
Interest Rate Swap maturing			Three-Month USD
1/9/20 Call	GSCOI	Pay	BBA LIBOR	1.600	1/9/20	USD	231,600	16,594
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $6,803,510)								7,288,348
Total Investments, at Value (Cost $1,194,745,982)							103.6%	1,172,357,030
Net Other Assets (Liabilities)							(3.6)	(40,694,443)

Net Assets							100.0%	$1,131,662,587

Consolidated Footnotes to Schedule of Investments

1. All or a portion of this security is owned by the subsidiary.

2. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2019 was $508,785,208, which represented 44.96% of the Fund’s Net Assets.

3. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $4,385,203 or 0.39% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Consolidated Notes to Financial Statements.

7. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

8. Zero coupon bond reflects effective yield on the original acquisition date.

9. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

10. Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

11. Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

12. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate.

13. Interest or dividend is paid-in-kind, when applicable.

14. Security received as the result of issuer reorganization.

15. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes to Financial Statements.

16. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

17.	Non-income producing security.

18. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2018	Gross Additions		Gross Reductions	Shares December 31, 2019
Investment Company
Carlyle Tactical Private Credit Fund	—	140,799		68,930	71,869
Invesco Oppenheimer Limited-Term Bond Fund	1,654,825	122,663		1,775,322	2,166
Invesco Oppenheimer Master Event-Linked Bond Fund	1,954,233	—		389,692	1,564,541
Invesco Oppenheimer Master Loan Fund	8,607,367	—		8,607,367	—
Invesco Oppenheimer Ultra-Short Duration Fund	10,238,165	242,379		5,246,012	5,234,532

	Value	Income		Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Carlyle Tactical Private Credit Fund	$664,049	$93,029		$(29,640)	$(38,352)
Invesco Oppenheimer Limited-Term Bond Fund	9,920	195,233		219,616	(16,503)
Invesco Oppenheimer Master Event-Linked Bond Fund	25,095,080	2,175,405	[a,b]	(1,289,008)[a]	659,058[a]
Invesco Oppenheimer Master Loan Fund	—	1,789,921	[c,d]	(6,354,754)[c]	9,620,511[c]
Invesco Oppenheimer Ultra-Short Duration Fund	26,120,338	1,211,754		(72,901)	102,764

Total	$51,889,387	$5,465,342		$(7,526,687)	$10,327,478

a. Represents the amount allocated to the Fund from Invesco Oppenheimer Master Event-Linked Bond Fund.

b. Net of expenses allocated to the Fund from Invesco Oppenheimer Master Event-Linked Bond Fund.

c. Represents the amount allocated to the Fund from Invesco Oppenheimer Master Loan Fund.

d. Net of expenses allocated to the Fund from Invesco Oppenheimer Master Loan Fund.

19. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

26        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$572,530,037	48.8%
United Kingdom	62,769,221	5.4
India	43,622,053	3.7
Italy	38,054,999	3.2
Indonesia	37,882,906	3.2
Mexico	30,910,945	2.6
South Africa	28,922,575	2.5
Greece	28,893,469	2.5
Egypt	27,213,980	2.3
Brazil	25,947,185	2.2
Russia	23,560,676	2.0
Portugal	22,341,318	1.9
China	19,767,428	1.7
France	17,163,555	1.5
Argentina	16,314,428	1.4
Ireland	14,703,900	1.3
Switzerland	13,082,101	1.1
Spain	11,334,473	1.0
Netherlands	9,389,177	0.8
Turkey	9,113,660	0.8
Canada	8,136,755	0.7
Luxembourg	8,023,966	0.7
Sri Lanka	7,838,648	0.7
Dominican Republic	7,183,032	0.6
Thailand	5,790,908	0.5
Senegal	5,312,046	0.5
Panama	5,294,140	0.5
Ukraine	5,010,885	0.4
Colombia	4,759,214	0.4
Macau	4,667,708	0.4
Chile	4,532,662	0.4
Oman	4,406,490	0.4
Hong Kong	3,646,793	0.3
Angola	3,523,860	0.3
Ivory Coast	3,394,446	0.3
Austria	3,372,401	0.3
Peru	2,610,541	0.2
Sweden	2,523,574	0.2
Paraguay	2,488,450	0.2
New Zealand	2,356,467	0.2
Cyprus	1,982,443	0.2
Mauritius	1,764,970	0.1
Morocco	1,683,525	0.1
Kazakhstan	1,671,055	0.1
Singapore	1,509,566	0.1
El Salvador	1,458,101	0.1
Zambia	1,436,747	0.1
United Arab Emirates	1,380,533	0.1
Kenya	1,356,138	0.1
Norway	1,217,207	0.1
Czech Republic	1,179,748	0.1
Denmark	1,159,580	0.1
Philippines	1,056,256	0.1
Supranational	1,024,664	0.1
Germany	1,004,820	0.1
Eurozone	992,216	0.1
Nigeria	735,506	0.1
Belgium	651,283	0.1
Ecuador	262,299	0.0
Cayman Islands	248,750	0.0
Australia	123,079	0.0
South Korea	67,472	0.0

Total	$1,172,357,030	100.0%

27        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Forward Currency Exchange Contracts as of December 31, 2019
						Unrealized	Unrealized
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Appreciation	Depreciation
BAC	05/2020	CLP	596,900	USD	871	$—	$(76,229)
BOA	01/2020	EUR	3,730	USD	4,117	73,759	—
BOA	01/2020 - 03/2020	IDR	194,607,000	USD	13,546	466,363	—
BOA	01/2020	JPY	285,000	USD	2,669	—	(41,866)
BOA	01/2020	NOK	38,280	USD	4,205	155,780	—
BOA	01/2020	NZD	3,900	USD	2,472	154,254	—
BOA	03/2020	RUB	474,873	USD	7,358	223,921	—
BOA	01/2020	SEK	168,440	USD	17,195	811,920	—
BOA	01/2020	USD	29,203	EUR	26,475	—	(543,912)
BOA	01/2020	USD	15,363	GBP	12,355	—	(1,015,524)
BOA	03/2020	USD	3	KRW	3,360	—	(47)
BOA	03/2020	USD	5,375	MXN	103,912	—	(60,456)
BOA	01/2020	USD	17,576	SEK	168,440	—	(430,910)
BOA	03/2020	USD	2,256	TRY	13,530	24,056	—
BOA	03/2020	USD	16,348	ZAR	248,000	—	(1,192,993)
BOA	03/2020	ZAR	238,000	USD	15,975	858,837	—
CITNA-B	02/2020 - 05/2020	CLP	4,504,435	USD	6,173	72,932	(249,136)
CITNA-B	01/2020	EUR	2,635	USD	2,917	43,264	—
CITNA-B	03/2020	IDR	131,902,000	USD	9,312	164,574	—
CITNA-B	03/2020	MXN	18,698	USD	926	51,991	—
CITNA-B	01/2020	NOK	182,250	USD	19,993	768,501	—
CITNA-B	02/2020 - 03/2020	USD	10,012	CLP	7,681,312	—	(210,840)
CITNA-B	01/2020	USD	96,913	EUR	87,495	—	(1,394,056)
CITNA-B	01/2020	USD	30,889	GBP	24,760	—	(1,933,661)
CITNA-B	03/2020	USD	34,476	IDR	488,351,000	—	(609,316)
CITNA-B	03/2020	USD	18,995	MXN	381,563	—	(960,732)
CITNA-B	03/2020	USD	15,572	RUB	1,001,900	—	(424,251)
GSCO-OT	03/2021	BRL	40,000	USD	9,643	35,115	—
GSCO-OT	02/2020	CLP	2,554,435	USD	3,250	148,603	—
GSCO-OT	11/2020	EUR	2,700	RUB	198,748	83,568	(85,515)
GSCO-OT	01/2020 - 01/2021	EUR	82,059	USD	94,337	422,594	(1,757,158)
GSCO-OT	06/2020	IDR	37,614,063	USD	2,598	76,607	—
GSCO-OT	05/2020	INR	1,571,866	USD	21,660	90,716	—
GSCO-OT	03/2020	MXN	227,288	USD	11,875	12,204	—
GSCO-OT	03/2020	MYR	760	USD	182	3,613	—
GSCO-OT	02/2021	RUB	690,200	USD	10,140	479,684	—
GSCO-OT	02/2020 - 03/2020	TRY	36,400	USD	6,112	—	(90,804)
GSCO-OT	03/2020 - 03/2021	USD	32,531	BRL	133,434	35,136	(319,275)
GSCO-OT	05/2020	USD	6,547	CLP	4,500,000	552,801	—
GSCO-OT	01/2020 - 05/2020	USD	10,144	EUR	8,844	177,976	(25,258)
GSCO-OT	10/2020	USD	9,100	IDR	133,542,500	—	(259,906)
GSCO-OT	05/2020 - 08/2020	USD	36,307	INR	2,655,716	—	(281,965)
GSCO-OT	03/2020	USD	11,186	MXN	218,600	—	(246,785)
GSCO-OT	01/2021	USD	28,912	NOK	243,000	1,237,554	—
GSCO-OT	01/2020	USD	19,557	NZD	30,500	—	(983,392)
GSCO-OT	03/2020	USD	3,465	PLN	13,300	—	(41,772)
GSCO-OT	02/2020	USD	3,425	TRY	21,200	33,703	(122,819)
GSCO-OT	01/2020 - 03/2020	USD	22,460	ZAR	344,100	—	(1,927,566)
GSCO-OT	01/2020 - 03/2020	ZAR	236,700	USD	15,399	1,396,646	—
JPM	04/2020	BRL	62,647	USD	15,354	159,031	—
JPM	03/2020 - 05/2020	CLP	6,512,888	USD	8,798	—	(128,442)
JPM	03/2020	COP	38,203,315	USD	11,260	319,886	—
JPM	01/2020 - 08/2021	EUR	100,716	USD	112,760	1,022,152	—
JPM	01/2020	GBP	2,590	USD	3,292	141,169	—
JPM	03/2020 - 08/2020	INR	1,700,746	USD	23,246	218,261	(32,374)
JPM	01/2020	JPY	388,019	USD	3,626	—	(49,919)
JPM	03/2020	MXN	220,352	USD	11,193	331,128	—
JPM	01/2020	NOK	16,000	USD	1,752	70,451	—
JPM	01/2020	NZD	23,170	USD	14,676	927,890	—
JPM	03/2020	PLN	370	USD	94	3,332	—
JPM	03/2020	THB	47,000	USD	1,547	25,332	—
JPM	03/2020	TRY	57,500	USD	9,319	165,246	—
JPM	02/2020 - 03/2020	USD	9,650	CLP	7,446,990	—	(260,864)
JPM	03/2020	USD	5,972	COP	20,261,000	—	(169,650)
JPM	01/2020 - 08/2020	USD	150,470	EUR	135,303	141,572	(1,904,960)
JPM	01/2020	USD	17,496	GBP	14,090	—	(1,182,252)
JPM	03/2020	USD	29	HUF	8,700	—	(568)

28        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

Forward Currency Exchange Contracts (Continued)
						Unrealized	Unrealized
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Appreciation	Depreciation
JPM	01/2020	USD	6,294	IDR	90,000,000	$—	$(203,416)
JPM	03/2020	USD	35,052	INR	2,506,600	131,850	—
JPM	01/2020	USD	13,959	JPY	1,512,610	19,328	(2,524)
JPM	03/2020	USD	7,235	MXN	141,500	—	(165,795)
JPM	08/2021	USD	18,063	NOK	162,250	—	(391,447)
JPM	03/2020	USD	144	PEN	490	—	(3,627)
JPM	03/2020 - 02/2021	USD	17,482	RUB	1,167,500	—	(757,484)
JPM	01/2020	USD	3,794	SEK	36,400	—	(97,736)
JPM	03/2020	USD	7,234	THB	220,700	—	(146,923)
JPM	03/2020	USD	16,094	TRY	95,740	301,975	—
JPM	03/2020	USD	32,176	ZAR	494,560	—	(2,785,441)
JPM	03/2020	ZAR	338,034	USD	22,496	1,400,264	—
MSCO	05/2020	CLP	978,100	USD	1,423	—	(120,341)
MSCO	03/2020	USD	21,125	CLP	15,918,029	8,148	(70,461)
RBC	01/2020	EUR	11,380	USD	12,650	135,984	—
RBC	01/2020	GBP	2,700	USD	3,422	156,780	—
RBC	01/2020	JPY	841,000	USD	7,916	—	(164,793)
RBC	01/2020	USD	46,477	EUR	42,020	—	(735,389)

Total Unrealized Appreciation and Depreciation						$14,336,451	$(24,660,550)

Futures Contracts as of December 31, 2019
Description	Buy/Sell	Expiration Date	Number of Contracts		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Canadian Bonds, 10 yr.	Sell	3/20/20	355	CAD	38,357	$37,584,537	$772,935
Euro BUXL	Sell	3/06/20	49	EUR	11,312	10,903,619	408,041
Euro-BTP	Sell	3/06/20	690	EUR	110,594	110,260,193	333,817
United States Treasury Long Bonds	Sell	3/20/20	152	USD	24,209	23,697,750	511,483
United States Treasury 10 Year Notes	Buy	3/20/20	329	USD	42,691	42,250,797	(439,979)
United States Treasury 2 Year Notes	Sell	3/31/20	345	USD	74,358	74,347,500	10,102
United States Treasury 5 Year Notes	Buy	3/31/20	125	USD	14,878	14,826,172	(52,010)
United States Ultra Bonds	Buy	3/20/20	436	USD	81,900	79,202,125	(2,698,165)

							$(1,153,776)

Exchange-Traded Options Written at December 31, 2019
Description		Exercise Price	Expiration Date		Number of Contracts	Notional Amount (000’s)	Premiums Received	Value
S&P 500 Index Put	USD	2,400.000	3/20/20	USD	166	USD 39,840	$681,092	$(36,105)
S&P 500 Index Put	USD	2,350.000	2/21/20	USD	88	USD 20,680	208,288	(6,160)

Total Exchange-Traded Options Written							$889,380	$(42,265)

Over-the-Counter Options Written at December 31, 2019
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts	Notional Amount (000’s)	Premiums Received	Value
BRL Currency Call[1]	GSCO-OT	BRL	4.500	3/27/20 USD	1,460,000	USD 1,460	$254,624	$(48,482)
BRL Currency Call[1]	GSCO-OT	BRL	4.500	3/30/20 USD	1,457,000	USD 1,457	254,684	(50,476)
BRL Currency Call[1]	GSCO-OT	BRL	4.500	3/30/20 USD	1,457,000	USD 1,457	254,684	(50,476)
BRL Currency Call	JPM	BRL	4.230	1/24/20 USD	12,500,000	USD 12,500	131,625	(11,101)
BRL Currency Call	MSCO	BRL	4.465	5/11/20 USD	18,750,000	USD 18,750	278,100	(78,729)
BRL Currency Put	JPM	BRL	3.790	1/24/20 USD	12,500,000	USD 12,500	57,875	(2,512)
BRL Currency Put	MSCO	BRL	3.827	5/11/20 USD	18,750,000	USD 18,750	120,937	(111,047)
CLP Currency Call	GSCOI	CLP	778.000	2/5/20 USD	18,750,000	USD 18,750	147,381	(91,668)
CLP Currency Call	JPM	CLP	733.000	1/17/20 USD	25,000,000	USD 25,000	192,500	(663,399)
CLP Currency Put	GSCOI	CLP	712.000	2/5/20 USD	25,000,000	USD 25,000	119,389	(19,837)
COP Currency Call	MSCO	COP	3,580.000	2/14/20 USD	12,500,000	USD 12,500	98,312	(12,481)
COP Currency Put	MSCO	COP	3,295.000	2/14/20 USD	12,500,000	USD 12,500	98,312	(197,723)
EUR Currency Call	BOA	RUB	78.000	11/4/20 EUR	15,100,000	EUR 15,100	517,279	(294,785)
EUR Currency Put	BOA	INR	77.700	11/3/20 EUR	25,000,000	EUR 25,000	160,562	(89,451)
EUR Currency Call	BOA	INR	88.850	11/3/20 EUR	25,000,000	EUR 25,000	356,726	(304,022)
EUR Currency Call	BOA	ZAR	20.000	8/5/20 EUR	1,500,000	EUR 1,500	327,329	(38,111)
EUR Currency Call	GSCOI	RUB	78.000	11/4/20 EUR	27,400,000	EUR 27,400	932,731	(534,909)
EUR Currency Put	GSCOI	RUB	67.750	11/4/20 EUR	41,100,000	EUR 41,100	255,756	(301,632)
EUR Currency Call[2]	GSCO-OT	NOK	11.000	1/6/21 EUR	2,925,000	EUR 2,925	586,026	(329,541)
EUR Currency Call	GSCO-OT	ZAR	20.000	8/4/20 EUR	1,500,000	EUR 1,500	235,640	(37,613)
EUR Currency Call	GSCO-OT	INR	90.000	8/5/20 EUR	1,500,000	EUR 1,500	293,187	(173,491)

29        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Over-the-Counter Options Written (Continued)
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Notional Amount (000’s)	Premiums Received	Value
EUR Currency Call	JPM	ZAR	19.050	12/8/20	EUR	15,100,000	EUR 15,100	$449,550	$(328,495)
EUR Currency Call	JPM	NOK	11.000	8/26/21	EUR	1,875,000	EUR 1,875	558,037	(373,851)
EUR Currency Call	MSCO	NOK	10.758	8/20/20	EUR	45,000,000	EUR 45,000	532,937	(179,027)
EUR Currency Call	MSCO	BRL	5.250	8/24/21	EUR	11,300,000	EUR 11,300	635,063	(421,631)
EUR Currency Put	SCB	IDR	15,350.000	12/17/20	EUR	25,000,000	EUR 25,000	162,562	(188,046)
EUR Currency Call	SCB	IDR	17,600.000	12/17/20	EUR	25,000,000	EUR 25,000	386,106	(335,349)
IDR Currency Call	GSCOI	IDR	15,640.000	10/22/20	USD	18,750,000	USD 18,750	241,875	(96,415)
IDR Currency Call	JPM	IDR	15,625.000	10/26/20	USD	12,500,000	USD 12,500	163,563	(66,973)
IDR Currency Call	SCB	IDR	15,600.000	10/22/20	USD	25,000,000	USD 25,000	320,525	(133,280)
IDR Currency Put	GSCOI	IDR	13,685.000	10/22/20	USD	18,750,000	USD 18,750	106,875	(131,378)
IDR Currency Put	JPM	IDR	13,660.000	10/26/20	USD	12,500,000	USD 12,500	70,750	(83,863)
IDR Currency Put	SCB	IDR	13,700.000	10/22/20	USD	25,000,000	USD 25,000	148,125	(181,367)
INR Currency Call	BOA	INR	77.550	10/27/20	USD	25,000,000	USD 25,000	272,750	(185,311)
INR Currency Put	BOA	INR	69.300	10/27/20	USD	25,000,000	USD 25,000	114,250	(65,021)
MXN Currency Call	BOA	MXN	19.940	3/12/20	USD	25,000,000	USD 25,000	159,625	(71,860)
MXN Currency Call	CITNA-B	MXN	20.215	6/2/20	USD	12,500,000	USD 12,500	97,314	(112,588)
MXN Currency Call	GSCOI	MXN	22.036	10/30/20	USD	25,000,000	USD 25,000	483,225	(180,846)
MXN Currency Call	JPM	MXN	22.170	12/3/20	USD	12,500,000	USD 12,500	248,750	(103,758)
MXN Currency Call	JPM	MXN	22.250	12/3/20	USD	12,500,000	USD 12,500	231,475	(99,731)
MXN Currency Call	JPM	MXN	20.480	6/2/20	USD	12,500,000	USD 12,500	116,712	(72,016)
MXN Currency Call	SCB	MXN	21.590	12/15/20	USD	18,750,000	USD 18,750	250,781	(224,365)
MXN Currency Put	BOA	MXN	18.578	3/12/20	USD	25,000,000	USD 25,000	74,375	(64,481)
MXN Currency Put	GSCOI	MXN	18.205	10/30/20	USD	25,000,000	USD 25,000	195,800	(112,011)
MXN Currency Put	JPM	MXN	18.850	6/2/20	USD	12,500,000	USD 12,500	100,187	(105,875)
MXN Currency Put	JPM	MXN	18.830	12/3/20	USD	12,500,000	USD 12,500	176,250	(138,090)
MXN Currency Put	JPM	MXN	18.900	12/3/20	USD	12,500,000	USD 12,500	173,825	(150,319)
MXN Currency Put	SCB	MXN	18.830	12/15/20	USD	18,750,000	USD 18,750	250,781	(212,060)
RUB Currency Call	JPM	RUB	60.000	2/25/21	USD	1,315,900,000	USD 1,315,900	238,946	(259,930)
RUB Currency Put	JPM	RUB	80.000	2/25/21	USD	1,754,500,000	USD 1,754,500	977,717	(147,589)
TRY Currency Call	GSCOI	TRY	7.000	12/9/20	USD	9,375,000	USD 9,375	299,016	(369,390)
TRY Currency Call	GSCOI	TRY	7.750	10/12/20	USD	11,250,000	USD 11,250	413,516	(180,001)
TRY Currency Put	GSCOI	TRY	5.500	10/12/20	USD	11,250,000	USD 11,250	131,715	(51,769)
TRY Currency Put	GSCOI	TRY	5.750	12/9/20	USD	9,375,000	USD 9,375	119,644	(111,513)
ZAR Currency Put	GSCO-OT	ZAR	16.000	7/23/20	USD	338,300,000	USD 338,300	615,579	(286,256)
ZAR Currency Call	GSCOI	ZAR	16.300	12/8/20	USD	4,800,000	USD 4,800	186,850	(119,290)
ZAR Currency Put	GSCOI	ZAR	14.300	12/8/20	USD	4,800,000	USD 4,800	114,518	(206,253)

Total Over-the-Counter Options Written								$15,493,228	$(9,591,484)

1. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 3.7 BRL per 1 USD

2. Knock-out option is ineligible for exercise if at any time spot rates are greater than or equal to 9.40 NOK per 1 EUR

Centrally Cleared Credit Default Swaps at December 31, 2019
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
Brazilian Government International		Sell	1.000%	6/20/22	USD	2,500	$154,768	$29,638	$184,406
CDX.EM.31		Buy	1.000	6/20/24	USD	9,850	(449,268)	257,534	(191,734)
CDX.NA.HY.33		Buy	5.000	12/20/24	USD	46,976	3,163,530	(4,604,961)	(1,441,431)
Indonesia Government International		Buy	1.000	12/20/24	USD	3,000	13,940	(53,858)	(39,918)
Republic Of South Africa Government		Buy	1.000	12/20/24	USD	1,250	(52,196)	35,822	(16,374)
Turkey Government International Bond		Buy	1.000	12/20/24	USD	2,500	(296,675)	199,915	(96,760)

Total Cleared Credit Default Swaps							$2,534,099	$(4,135,910)	$(1,601,811)

Over-the-Counter Credit Default Swaps at December 31, 2019
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
Intesa Sanpaolo S.p.A.	JPM	Sell	5.000%	12/20/22	EUR	15,000	$(2,450,426)	$2,342,734	$(107,692)
iTraxx Europe Crossover Series 24 Version 1	JPM	Sell	5.000	12/20/20	EUR	2,900	(272,147)	129,174	(142,973)
Lloyds Banking Group plc	JPM	Buy	1.000	6/20/24	EUR	750	(32,906)	(6,768)	(39,674)
Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD	2,697	48,743	20,162	68,905
Royal Bank Of Scotland Group plc	JPM	Buy	1.000	6/20/24	EUR	750	(37,778)	(1,613)	(39,391)

Total Over-the-Counter Credit Default Swaps							$(2,744,514)	$2,483,689	$(260,825)

30        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

Centrally Cleared Interest Rate Swaps at December 31, 2019
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BAC	Receive	Six-Month EUR EURIBOR	1.123%	3/8/28	EUR	2,475	$—	$(272,764)	$(272,764)
BOA	Receive	BBSW6M	1.655	7/16/29	AUD	11,675	—	(134,313)	(134,313)
CITNA-B	Pay	CDOR03	1.880	10/17/21	CAD	168,500	—	(122,427)	(122,427)
CITNA-B	Pay	COOVIBR	5.220	8/12/29	COP	5,950,000	—	(31,999)	(31,999)
CITNA-B	Pay	CDOR03	1.803	10/1/21	CAD	50,550	(702)	(145,277)	(145,979)
CITNA-B	Receive	CDOR03	1.740	10/1/29	CAD	10,650	203	311,719	311,922
CITNA-B	Pay	COOVIBR	5.560	8/26/26	COP	12,803,000	—	116,403	116,403
CITNA-B	Pay	CDOR03	1.848	10/11/21	CAD	48,000	—	(46,484)	(46,484)
CITNA-B	Pay	CDOR03	1.840	10/11/21	CAD	65,000	—	(66,600)	(66,600)
CITNA-B	Pay	COOVIBR	5.200	8/1/29	COP	12,445,000	—	(70,129)	(70,129)
CITNA-B	Pay	CDOR03	1.917	10/24/29	CAD	35,500	—	(601,384)	(601,384)
CITNA-B	Pay	CDOR03	1.953	10/25/29	CAD	18,125	—	(261,752)	(261,752)
CITNA-B	Pay	MXN TIIE BANXICO	6.375	11/4/22	MXN	420,000	—	(151,183)	(151,183)
CITNA-B	Receive	Three-Month USD BBA LIBOR	2.015	8/19/50	USD	9,750	—	172,460	172,460
CITNA-B	Pay	Six-Month HUF BUBOR	2.205	3/8/28	HUF	825,000	—	239,527	239,527
CITNA-B	Pay	CDOR03	2.035	11/7/29	CAD	35,250	—	(276,920)	(276,920)
CITNA-B	Receive	Three-Month USD BBA LIBOR	1.693	1/17/30	USD	19,000	—	343,601	343,601
DEU	Pay	Three-Month ZAR JIBAR SAFEX	7.675	2/21/22	ZAR	26,465	—	42,425	42,425
DEU	Pay	MXN TIIE BANXICO	7.340	7/24/29	MXN	39,500	—	83,016	83,016
DEU	Pay	JIBA3M	8.420	8/29/28	ZAR	62,800	—	268,718	268,718
DEU	Pay	MXN TIIE BANXICO	8.120	5/5/21	MXN	493,980	—	440,000	440,000
DEU	Pay	MXN TIIE BANXICO	8.525	1/15/24	MXN	70,450	—	262,735	262,735
GSCOI	Pay	MXN TIIE BANXICO	7.845	12/7/23	MXN	146,300	—	346,441	346,441
GSCOI	Pay	MXN TIIE BANXICO	7.200	7/27/22	MXN	182,500	—	133,840	133,840
GSCOI	Receive	CPURNSA	1.883	7/19/24	USD	49,000	—	(231,566)	(231,566)
GSCOI	Receive	Three-Month USD BBA LIBOR	1.666	8/7/29	USD	1,610	—	24,469	24,469
GSCOI	Receive	WIBR6M	2.095	5/30/24	PLN	14,500	—	(92,744)	(92,744)
GSCOI	Pay	MXN TIIE BANXICO	8.620	12/26/28	MXN	37,300	—	254,501	254,501
HSBC	Pay	MXN TIIE BANXICO	7.210	7/17/24	MXN	135,555	—	175,508	175,508
JPM	Receive	MXN TIIE BANXICO	7.070	12/12/29	MXN	107,250	—	530	530
JPM	Pay	BZDIOVRA	6.610	1/2/23	BRL	358,875	—	(82,080)	(82,080)
JPM	Pay	Three-Month ZAR JIBAR SAFEX	7.930	11/27/22	ZAR	15,000	—	36,956	36,956
JPM	Pay	CDOR03	1.868	11/7/21	CAD	405,000	—	(334,464)	(334,464)
JPM	Pay	COOVIBR	4.890	10/17/20	COP	46,900,000	—	99,005	99,005
JPM	Pay	MXN TIIE BANXICO	6.395	10/21/24	MXN	275,000	—	(130,822)	(130,822)
JPM	Pay	MXN TIIE BANXICO	6.465	12/12/24	MXN	106,250	—	(36,967)	(36,967)
JPM	Receive	MXN TIIE BANXICO	6.975	10/22/20	MXN	246,875	—	15,435	15,435
JPM	Pay	BZDI	2.280	1/4/27	BRL	46,000	—	1,116,115	1,116,115
JPM	Pay	MXN TIIE BANXICO	7.810	12/7/23	MXN	176,800	—	406,932	406,932
JPM	Pay	MXN TIIE BANXICO	6.520	9/29/22	MXN	108,000	—	(12,578)	(12,578)
JPM	Pay	MXN TIIE BANXICO	6.710	9/23/21	MXN	153,750	—	(4,564)	(4,564)
JPM	Pay	MXN TIIE BANXICO	6.910	12/16/26	MXN	247,125	—	(31,026)	(31,026)
JPM	Pay	BZDIOVRA	7.060	7/1/22	BRL	438,700	—	218,289	218,289
JPM	Pay	MXN TIIE BANXICO	6.765	10/11/29	MXN	32,500	—	(5,410)	(5,410)
MSCO	Receive	CPURNSA	1.856	7/30/24	USD	51,824	—	(102,668)	(102,668)
SIB	Pay	BZDI	8.415	1/2/25	BRL	42,000	—	872,823	872,823
SIB	Pay	MXN TIIE BANXICO	7.880	6/9/22	MXN	167,700	—	255,616	255,616

Total Centrally Cleared Interest Rate Swaps							$(499)	$2,990,943	$2,990,444

Over-the-Counter Interest Rate Swaps at December 31, 2019
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.330%	1/31/22	INR	210,000	$—	$72,621	$72,621
BOA	Receive	Six-Month INR FBIL MIBOR OIS Compound	5.740	5/16/21	INR	1,157,000	—	(115,045)	(115,045)
BOA	Receive	INR FBIL MIBOR OIS Compound	5.670	5/27/21	INR	1,180,000	—	(101,015)	(101,015)
GSCOI	Pay	MOSKP3	8.270	5/23/24	RUB	100,000	—	175,462	175,462

31        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Over-the-Counter Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
GSCOI	Pay	MOSKP3	8.360%	6/24/29	RUB	130,925	$—	$289,929	$289,929
GSCOI	Pay	MOSKP3	6.580	10/25/21	RUB	2,170,000	—	31,465	31,465
SCB	Receive	Six-Month INR FBIL MIBOR OIS Compound	6.438	1/10/24	INR	250,000	—	(153,239)	(153,239)

Total Over-the-Counter Interest Rate Swaps							$—	$200,178	$200,178

Over-the-Counter Credit Default Swaptions Written at December 31, 2019
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value
Credit Default Swap maturing
12/20/24 Put	JPM	Sell	CDX.NA.HY.33.V2	5.000%	2/19/20	USD	25,000	$88,750	$(25,187)
Credit Default Swap maturing
12/20/24 Put	JPM	Sell	CDX.NA.HY.33.V2	5.000	1/15/20	USD	50,000	180,000	(10,394)
Credit Default Swap maturing			iTraxx Europe Crossover Series
12/20/24 Call	JPM	Sell	32 Version 1	5.000	2/19/20	EUR	37,500	79,034	(212,187)
Credit Default Swap maturing			iTraxx Europe Crossover Series
12/20/24 Put	JPM	Sell	32 Version 1	5.000	2/19/20	EUR	56,250	81,114	(26,573)
Credit Default Swap maturing
12/20/24 Put	JPM	Sell	CDX.NA.HY.33.V1	5.000	2/19/20	USD	50,000	280,000	(98,917)
Credit Default Swap maturing
12/20/24 Call	JPM	Sell	CDX.NA.HY.33.V1	5.000	2/19/20	USD	50,000	105,000	(305,604)
Credit Default Swap maturing
12/20/24 Put	JPM	Sell	CDX.NA.HY.33.V2	5.000	2/19/20	USD	17,000	33,660	(21,722)

Total Over-the-Counter Credit Default Swaptions Written								$847,558	$(700,584)

Over-the-Counter Interest Rate Swaptions Written at December 31, 2019
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value
			Three-Month
Interest Rate Swap maturing			USD BBA
4/24/20 Call	BOA	Pay	LIBOR	1.325%	4/24/20	USD	37,500	$202,575	$(55,701)
			Three-Month
Interest Rate Swap maturing			USD BBA
4/24/20 Put	BOA	Receive	LIBOR	1.725	4/24/20	USD	37,500	202,575	(254,109)
			Three- Month RUB
Interest Rate Swap maturing			MOSPRIME
6/15/20 Put	GSCOI	Receive	NFEA	8.080	6/15/20	RUB	255,500	79,463	(7,640)
			Three-Month
Interest Rate Swap maturing			USD BBA
1/9/20 Call	GSCOI	Pay	LIBOR	1.600	1/9/20	USD	100,800	539,280	(20,209)
			Three-Month
Interest Rate Swap maturing			USD BBA
6/15/20 Put	GSCOI	Receive	LIBOR	1.805	6/15/20	USD	150,000	690,000	(953,691)
			Three-Month
Interest Rate Swap maturing			USD BBA
6/15/20 Call	GSCOI	Pay	LIBOR	1.405	6/15/20	USD	150,000	705,000	(451,997)
			Three-Month
Interest Rate Swap maturing			USD BBA
3/2/20 Put	GSCOI	Receive	LIBOR	1.986	3/2/20	USD	45,000	191,250	(279,839)
			Three-Month
Interest Rate Swap maturing			USD BBA
4/24/20 Call	JPM	Pay	LIBOR	1.340	4/24/20	USD	150,000	840,000	(236,342)
			Three-Month
Interest Rate Swap maturing			USD BBA
4/24/20 Put	JPM	Receive	LIBOR	1.661	4/24/20	USD	112,500	279,000	(237,527)
			Three-Month
Interest Rate Swap maturing			USD BBA
4/24/20 Put	JPM	Receive	LIBOR	1.740	4/24/20	USD	150,000	765,000	(960,745)
			Three-Month
Interest Rate Swap maturing			USD BBA
4/24/20 Call	JPM	Pay	LIBOR	1.361	4/24/20	USD	112,500	277,875	(71,187)
			Three-Month
Interest Rate Swap maturing			USD BBA
11/27/20 Put	JPM	Receive	LIBOR	1.618	11/27/20	USD	300,000	1,140,000	(1,353,288)

32        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value
			Three-Month
Interest Rate Swap maturing			USD BBA
11/27/20 Put	JPM	Receive	LIBOR	2.200%	11/27/20	USD	63,000	$511,800	$(740,280)
Interest Rate Swap maturing			Six-Month EUR
11/25/21 Call	MSCO	Pay	EURIBOR	0.032	11/25/21	EUR	9,375	158,298	(118,604)
			Three-Month
Interest Rate Swap maturing			USD BBA
4/24/20 Put	MSCO	Receive	LIBOR	1.800	4/24/20	USD	75,000	75,000	(68,856)
			Three-Month
Interest Rate Swap maturing			USD BBA
8/17/20 Put	MSCO	Receive	LIBOR	1.530	8/17/20	USD	224,000	821,936	(1,055,714)
			Three-Month
Interest Rate Swap maturing			USD BBA
12/3/21 Call	MSCO	Pay	LIBOR	1.000	12/3/21	USD	25,000	567,500	(258,154)
			Three-Month
Interest Rate Swap maturing			USD BBA
4/24/20 Call	MSCO	Pay	LIBOR	1.400	4/24/20	USD	75,000	63,000	(56,318)
			Three-Month
Interest Rate Swap maturing			USD BBA
6/15/20 Put	NOM	Receive	LIBOR	2.150	6/15/20	USD	75,000	427,500	(538,337)

Total Over-the-Counter Interest Rate Swaptions Written								$8,537,052	$(7,718,538)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBC	RBC Dominion Securities
SCB	Standard Chartered Bank
SIB	Banco Santander SA

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA	British Bankers’ Association

33        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS Continued

Definitions (Continued)
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBSW6M	ASX Australian Bank Bill Short Term Rate 6 Month Mid
BP0003M	ICE LIBOR GBP 3 Month
BTP	Italian Treasury Bonds
BUBOR	Budapest Interbank Offered Rate
BUXL	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
BZDIOVRA	Brazil Ceptip DI Interbank Deposit Rate
CD	Certificate of Deposit
CDOR	Canada Bankers Acceptances Rate
CDOR03	Canada Bankers Acceptance 3 Months
CDX.EM.31	Markit CDX Emerging Markets Index
CDX.NA.HY.33	Markit CDX North American High Yield
COOVIBR	Colombia IBR Overnight Nominal interbank Reference Rate
CPURNSA	US CPI Urban Consumer NSA
EUR003M	EURIBOR 3 Month ACT/360
EURIBOR	Euro Interbank Offered Rate
EUSA5	EUR Swap Annual 5 Year
EUSA11	EUR Swap Annual 11 Year
FBIL	Financial Benchmarks India Private Ltd.
GDR	Global Depositary Receipt
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
iTraxx Europe Crossover Series 24 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Europe Crossover Series 32 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
JIBA3M	South Africa Johannesburg Interbank Agreed Rate 3 Month
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KRW CD	South Korea Three Month Interbank Rate
LIBOR	London Interbank Offered Rate
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR12	London Interbank Offered Rate-Monthly
MIBOR	Mumbai Interbank Offered Rate
MOSKP3	National Finance Assoc. Moscow Prime Offered 3 Month Rate
MOSPRIME NFEA	National Finance Association Moscow Prime Offered Rate
Nts.	Notes
OIS	Overnight Index Swap
PRIME4	United States Prime Rate-Quarterly
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
SONIA3M	Sterling Overnight Index Average
Sr.	Senior
TIIE	Interbank Equilibrium Interest Rate
Unsec.	Unsecured
US0001M	Intercontinental Exchange London Interbank Offered Rate USD 1 Month
US0003M	Intercontinental Exchange London Interbank Offered Rate USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year
USSW7	USD Swap Semi 30/360 7 Year
WIBR6M	GBP Benchmark WIBOR PLN 6 month
Wts.	Warrants

See accompanying Notes to Consolidated Financial Statements.

34        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES December 31, 2019

Assets
Investments, at value—see accompanying consolidated schedule of investments:
Unaffiliated companies (cost $1,027,284,916)	$1,009,136,201
Affiliated companies (cost $167,461,066)	163,220,829
1,172,357,030
Cash	12,709,347
Cash—foreign currencies (cost $9,499,351)	9,286,471
Cash used for collateral on OTC derivatives	8,535,482
Cash used for collateral on centrally cleared swaps	17,132,489
Unrealized appreciation on forward currency exchange contracts	14,336,451
Swaps, at value (net premiums paid $2,673,830)	3,061,547
Receivables and other assets:
Interest, dividends and principal paydowns	12,247,892
Shares of beneficial interest sold	6,491,774
Variation margin receivable – futures contracts	6,469,591
Investments sold	397,751
Other	218,092
Total assets	1,263,243,917
Liabilities
Unrealized depreciation on forward currency exchange contracts	24,660,550
Options written, at value (premiums received $16,382,608)	9,633,749
Swaps, at value (premiums paid $70,684)	377,680
Variation margin payable - centrally cleared swaps	8,059
Swaptions written, at value (premiums received $9,384,610)	8,419,122
Payables and other liabilities:
Investments purchased	86,512,801
Administration fees	448,046
Shareholder communications	219,094
Foreign capital gains tax	211,397
Shares of beneficial interest redeemed	167,551
Distribution and service plan fees	155,247
Trustees’ compensation	154,825
Advisory fees	20,956
Transfer and shareholder servicing agent fees	16,578
Other	575,675
Total liabilities	131,581,330
Net Assets	$1,131,662,587

Composition of Net Assets
Shares of beneficial interest	$1,258,384,046
Total accumulated gain (loss)	(126,721,459)
Net Assets	$1,131,662,587

Net Asset Value Per Share
Series I Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $395,324,060 and 79,502,570 shares of beneficial interest outstanding)	$4.97
Series II Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $736,338,527 and 143,648,854 shares of beneficial interest outstanding)	$5.13

See accompanying Notes to Consolidated Financial Statements.

35      INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF OPERATIONS For the Year Ended December 31, 2019

Investment Income
Interest:
Unaffiliated companies (net of foreign withholding taxes of $933,897)	$70,859,227
Affiliated companies	3,906,636
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $31,849)	319,097
Affiliated companies	3,968,082
Total investment income	79,053,042
Expenses
Advisory fees	8,755,844
Administration fees	1,339,831
Distribution and service plan fees:
Series II shares	2,540,423
Transfer and shareholder servicing agent fees:
Series I shares	187,377
Series II shares	552,393
Shareholder communications:
Series I shares	76,431
Series II shares	192,558
Custodian fees and expenses	251,940
Trustees’ compensation	46,851
Borrowing fees	18,328
Other	228,827
Total expenses	14,190,803
Less waivers, reimbursement of expenses and offset arrangement(s)	(794,794)
Net expenses	13,396,009
Net Investment Income	65,657,033
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $164,111) (includes net gain (loss) from securities sold to affiliates of $(1,058,693))	5,324,583
Affiliated companies	(7,526,687)
Option contracts written	21,706,688
Futures contracts	(9,571,924)
Foreign currency transactions	979,792
Forward currency exchange contracts	(4,410,872)
Swap contracts	(1,221,658)
Swaption contracts written	(9,988,084)
Net realized loss	(4,708,162)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $211,397)	62,684,989
Affiliated companies	10,327,478
Translation of assets and liabilities denominated in foreign currencies	(96,115)
Forward currency exchange contracts	(5,224,482)
Futures contracts	33,875
Option contracts written	4,005,204
Swap contracts	(194,218)
Swaption contracts written	8,302,645
Net change in unrealized appreciation/(depreciation)	79,839,376
Net Increase in Net Assets Resulting from Operations	$140,788,247

See accompanying Notes to Consolidated Financial Statements.

36      INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$65,657,033	$77,241,242
Net realized loss	(4,708,162)	(30,542,149)
Net change in unrealized appreciation/(depreciation)	79,839,376	(120,343,292)
Net increase (decrease) in net assets resulting from operations	140,788,247	(73,644,199)
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Series I shares	(15,389,942)	(18,866,160)
Series II shares	(36,879,378)	(54,450,673)
Total distributions from distributable earnings	(52,269,320)	(73,316,833)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Series I shares	25,392,026	(10,549,208)
Series II shares	(410,787,898)	(84,976,296)
Total beneficial interest transactions	(385,395,872)	(95,525,504)
Net Assets
Total decrease	(296,876,945)	(242,486,536)
Beginning of period	1,428,539,532	1,671,026,068
End of period	$1,131,662,587	$1,428,539,532

See accompanying Notes to Consolidated Financial Statements.

37      INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Series I Shares	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$4.66	$5.13	$4.94	$4.88	$5.30
Income (loss) from investment operations:
Net investment income[1]	0.24	0.25	0.22	0.20	0.23
Net realized and unrealized gain (loss)	0.26	(0.47)	0.09	0.11	(0.34)
Total from investment operations	0.50	(0.22)	0.31	0.31	(0.11)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.25)	(0.12)	(0.25)	(0.31)
Net asset value, end of period	$4.97	$4.66	$5.13	$4.94	$4.88

Total Return, at Net Asset Value[2]	10.80%	(4.40)%	6.27%	6.53%	(2.26)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$395,324	$346,707	$393,337	$401,308	$429,710
Average net assets (in thousands)	$390,297	$385,157	$400,945	$416,054	$510,765
Ratios to average net assets:[3]
Net investment income[4]	4.86%	5.07%	4.40%	4.00%	4.51%
Expenses excluding specific expenses listed below	0.82%	0.88%[5]	0.82%[5]	0.79%[5]	0.76%[5]
Interest and fees from borrowings[6]	0.00%	0.00%	0.00%	0.00%	0.00%
Total expenses[7]	0.82%	0.88%[5]	0.82%[5]	0.79%[5]	0.76%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.81%[5]	0.76%[5]	0.74%[5]	0.73%[5]
Portfolio turnover rate[8,9]	134%	68%	74%	80%	79%

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund and Invesco Oppenheimer Master Loan Fund.

5. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond Fund and Invesco Oppenheimer Master Loan Fund.

6. Less than 0.005%.

7. Total expenses including indirect expenses from fund fees and expenses were as follows:

Year Ended December 31, 2019	0.86%
Year Ended December 31, 2018	0.90%
Year Ended December 31, 2017	0.83%
Year Ended December 31, 2016	0.80%
Year Ended December 31, 2015	0.77%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2019	$2,177,497,748	$2,279,114,634
Year Ended December 31, 2018	$2,370,164,194	$2,399,236,376
Year Ended December 31, 2017	$2,271,944,419	$2,153,905,799
Year Ended December 31, 2016	$1,798,210,272	$1,766,445,159
Year Ended December 31, 2015	$1,225,140,927	$1,266,426,777

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

38      INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

Series II Shares	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$4.80	$5.27	$5.07	$5.00	$5.42
Income (loss) from investment operations:
Net investment income[1]	0.23	0.24	0.22	0.19	0.23
Net realized and unrealized gain (loss)	0.27	(0.48)	0.08	0.12	(0.35)
Total from investment operations	0.50	(0.24)	0.30	0.31	(0.12)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.23)	(0.10)	(0.24)	(0.30)
Net asset value, end of period	$5.13	$4.80	$5.27	$5.07	$5.00

Total Return, at Net Asset Value[2]	10.61%	(4.54)%	6.04%	6.27%	(2.49)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$736,339	$1,081,833	$1,277,689	$1,284,022	$1,375,143
Average net assets (in thousands)	$1,015,322	$1,196,988	$1,295,999	$1,332,343	$1,496,350
Ratios to average net assets:[3]
Net investment income[4]	4.60%	4.82%	4.15%	3.75%	4.26%
Expenses excluding specific expenses listed below	1.08%	1.13%[5]	1.07%[5]	1.04%[5]	1.01%[5]
Interest and fees from borrowings[6]	0.00%	0.00%	0.00%	0.00%	0.00%
Total expenses[7]	1.08%	1.13%[5]	1.07%[5]	1.04%[5]	1.01%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	1.06%[5]	1.01%[5]	0.99%[5]	0.98%[5]
Portfolio turnover rate[8,9]	134%	68%	74%	80%	79%

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

3. Annualized for periods less than one full year.

4. Includes the Fund’s share of the allocated net investment income from Invesco Oppenheimer Master Event-Linked Bond Fund and Invesco Oppenheimer Master Loan Fund.

5. Includes the Fund’s share of the allocated expenses from Invesco Oppenheimer Master Event-Linked Bond Fund and Invesco Oppenheimer Master Loan Fund.

6. Less than 0.005%.

7. Total expenses including indirect expenses from fund fees and expenses were as follows:

Year Ended December 31, 2019	1.12%
Year Ended December 31, 2018	1.15%
Year Ended December 31, 2017	1.08%
Year Ended December 31, 2016	1.05%
Year Ended December 31, 2015	1.02%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2019	$2,177,497,748	$2,279,114,634
Year Ended December 31, 2018	$2,370,164,194	$2,399,236,376
Year Ended December 31, 2017	$2,271,944,419	$2,153,905,799
Year Ended December 31, 2016	$1,798,210,272	$1,766,445,159
Year Ended December 31, 2015	$1,225,140,927	$1,266,426,777

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Consolidated Financial Statements.

39        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31, 2019

Note 1 – Significant Accounting Policies

Invesco Oppenheimer V.I. Global Strategic Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Global Strategic Income Fund/VA (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Non-Service and Service shares received Series I and Series II shares of the Fund, respectively. Information for the Acquired Fund’s Non-Service and Service shares prior to the Reorganization is included with Series I and Series II, respectively, throughout this report.

The Fund will seek to gain exposure to Regulation S securities primarily through investments in the Invesco Oppenheimer V.I Global Strategic Income Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek total return.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and

40        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid annually to separate accounts of participating insurance companies. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on

41        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.

 Accounting Estimates - The consolidated financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying consolidated financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

 Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

J.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

K.

 Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

L.

Structured Securities - The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.”

M.	Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or

42        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
N.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread

43        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2019 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P.

Call Options Purchased and Written - The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk

44        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Q.

 Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

R.	Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance.

The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

S.

 Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim. The Fund will seek to gain exposure to Regulation S securities primarily through an investment in the Subsidiary. Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government.

The Fund may invest in sovereign debt instruments that are subject to the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of such sovereign debt may be collected. A restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, a flight to quality debt instruments, disruptions in common trading markets or unions, reduced liquidity, increased volatility, and heightened financial sector, foreign securities and currency risk, among others.

Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

T.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

U.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Note 2 — Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

45        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

Fee Schedule*
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Over $5 billion	0.48

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2019, the effective advisory fees incurred by the Fund was 0.62%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $3,631,700 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.84% and 1.09%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $503,584 and reimbursed Fund expenses of $63,828 and $138,454 for Series I and Series II shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $115,969 for accounting and fund administrative services and was reimbursed $1,223,862 for fees paid to insurance companies. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended December 31, 2019, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Series II shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI at an annual rate of 0.25% of the average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the class of shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own shares of such class. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended December 31, 2019, expenses incurred under the plans are shown in the Consolidated

46        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

Statement of Operations as Distribution and service plan fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$68,115,039	$—	$68,115,039
Mortgage-Backed Obligations	—	214,698,008	—	214,698,008
Foreign Government Obligations	—	303,693,835	—	303,693,835
Variable Rate Senior Loan Interests	—	6,307,378	66,846	6,374,224
Corporate Bonds and Notes	—	380,632,920	—	380,632,920
Preferred Stock	—	11,360	—	11,360
Common Stocks	502,831	152,750	—	655,581
Rights, Warrants and Certificates	—	40,547	—	40,547
Structured Securities	—	6,543,459	—	6,543,459
Short-Term Notes	—	5,543,042	—	5,543,042
Exchange-Traded Options Purchased	441,640	—	—	441,640
Over-the-Counter Options Purchased	—	11,437,362	—	11,437,362
Over-the-Counter Credit Default Swaptions Purchased	—	281,994	—	281,994
Over-the-Counter Interest Rate Swaptions Purchased	—	7,288,348	—	7,288,348
Investment Companies	165,935,622	664,049	—	166,599,671

Total Investments, at Value	166,880,093	1,005,410,091	66,846	1,172,357,030
Other Financial Instruments:
Swaps, at value	—	3,061,547	—	3,061,547
Centrally cleared swaps, at value	—	6,759,973	—	6,759,973
Futures contracts	2,036,378	—	—	2,036,378
Forward currency exchange contracts	—	14,336,451	—	14,336,451

Total Assets	$168,916,471	$1,029,568,062	$66,846	$1,198,551,379

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(377,680)	$—	$(377,680)
Centrally cleared swaps, at value	—	(7,904,940)	—	(7,904,940)
Futures contracts	(3,190,154)	—	—	(3,190,154)
Options written, at value	—	(9,633,749)	—	(9,633,749)
Forward currency exchange contracts	—	(24,660,550)	—	(24,660,550)
Swaptions written, at value	—	(8,419,122)	—	(8,419,122)

Total Liabilities	$(3,190,154)	$(50,996,041)	$—	$(54,186,195)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

47        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period January 1, 2019 to May 24, 2019, the Predecessor Fund did not engage in transactions with affiliates. For the period May 25, 2019 to December 31, 2019, the Fund engaged in transactions with affiliates as listed: Securities sales of $2,201,825, which resulted in net realized gains (losses) of $(1,058,693).

Note 5 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative asset transactions as of December 31, 2019:
		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
	Gross Amounts
	Not Offset in the
	Consolidated	Financial	Financial
	Statement	Instruments	Instruments
	of Assets &	Available for	Collateral	Cash Collateral
Counterparty	Liabilities*	Offset	Received**	Received**	Net Amount
Bank of America NA	$4,056,699	$(4,056,699)	$–	$–	$–
Citibank NA	1,407,544	(1,407,544)	–	–	–
Goldman Sachs Bank USA	6,415,800	(6,415,800)	–	–	–
Goldman Sachs International	2,259,666	(2,259,666)	–	–	–
JPMorgan Chase Bank NA	15,063,145	(15,063,145)	–	–	–
Morgan Stanley Capital Services, Inc.	4,022,027	(2,749,086)	–	(440,000)	832,941
Nomura Global Financial Products, Inc.	1,391,627	(538,337)	–	(840,000)	13,290
RBC Dominion Securities	292,764	(292,764)	–	–	–
Standard Chartered Bank	1,496,430	(1,427,706)	–	–	68,724

	$36,405,702	$(34,210,747)	$–	$(1,280,000)	$914,955

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of December 31, 2019:

48        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
	Gross Amounts
	Not Offset in the
	Consolidated	Financial	Financial
	Statement	Instruments	Instruments
	of Assets &	Available for	Collateral	Cash Collateral
Counterparty	Liabilities*	Offset	Pledged**	Pledged**	Net Amount
Bank of America NA	$(4,924,620)	$4,056,699	$–	$654,000	$(213,921)
Barclays Bank plc	(76,229)	–	–	76,229	–
Citibank NA	(5,894,580)	1,407,544	–	3,900,000	(587,036)
Goldman Sachs Bank USA	(7,118,550)	6,415,800	–	501,482	(201,268)
Goldman Sachs International	(4,220,288)	2,259,666	–	1,910,000	(50,622)
JPMorgan Chase Bank NA	(15,199,258)	15,063,145	–	136,113	–
Morgan Stanley Capital Services, Inc.	(2,749,086)	2,749,086	–	–	–
Nomura Global Financial Products, Inc.	(538,337)	538,337	–	–	–
RBC Dominion Securities	(900,182)	292,764	–	600,000	(7,418)
Standard Chartered Bank	(1,427,706)	1,427,706	–	–	–

	$(43,048,836)	$34,210,747	$–	$7,777,824	$(1,060,265)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Schedule of Investments may exceed these amounts.

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of December 31, 2019:

	Asset Derivatives		Liability Derivatives
Derivatives
Not Accounted	Consolidated		Consolidated
for as Hedging	Statement of Assets		Statement of Assets
Instruments	and Liabilities Location	Value	and Liabilities Location	Value
Credit contracts	Swaps, at value	$2,492,070	Swaps, at value	$8,381
Interest rate contracts	Swaps, at value	569,477	Swaps, at value	369,299
Credit contracts	Centrally cleared swaps, at value	522,909[1]	Centrally cleared swaps, at value	4,658,819[1]
Interest rate contracts	Centrally cleared swaps, at value	6,237,064[1]	Centrally cleared swaps, at value	3,246,121[1]
Interest rate contracts	Futures contracts	2,036,378[2]	Futures contracts	3,190,154[2]
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	14,336,451	Unrealized depreciation on forward currency exchange contracts	24,660,550
Equity contracts			Options written, at value	42,265
Currency contracts			Options written, at value	9,591,484
Credit contracts			Swaptions written, at value	700,584
Interest rate contracts			Swaptions written, at value	7,718,538
Credit contracts	Investments, at value	281,994[3]
Equity contracts	Investments, at value	441,640[3]
Currency contracts	Investments, at value	11,437,362[3]
Interest rate contracts	Investments, at value	7,288,348[3]
Total		$45,643,693		$54,186,195

1. The daily variation margin receivable (payable) at period end is recorded in the Consolidated Statement of Assets and Liabilities.

2. Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

3. Amounts relate to purchased option contracts and purchased swaption contracts, if any.

49        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

Effect of Derivative Investments for the Year Ended December 31, 2019

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts	Forward currency exchange contracts	Swap contracts	Total
Credit contracts	$(1,758,876)	$3,864,164	$—	$—	$—	$1,641,051	$3,746,339
Currency contracts	(9,571,255)	—	23,108,156	—	—	—	13,536,901
Equity contracts	(1,534,384)	—	893,009	—	—	—	(641,375)
Forward currency exchange contracts	—	—	—	—	(4,410,872)	—	(4,410,872)
Interest rate contracts	6,531,818	(13,852,248)	(2,294,477)	(9,571,924)	—	(2,862,709)	(22,049,540)
Total	$(6,332,697)	$(9,988,084)	$21,706,688	$(9,571,924)	$(4,410,872)	$(1,221,658)	$(9,818,547)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts	Forward currency exchange contracts	Swap contracts	Total
Credit contracts	$(486,956)	$67,018	$—	$—	$—	$(594,737)	$(1,014,675)
Currency contracts	(596,329)	—	3,158,089	—	—	—	2,561,760
Equity contracts	(2,609,109)	—	847,115	—	—	—	(1,761,994)
Forward currency exchange contracts	—	—	—	—	(5,224,482)	—	(5,224,482)
Interest rate contracts	(1,224,844)	8,235,627	—	33,875	—	400,519	7,445,177
Total	$(4,917,238)	$8,302,645	$4,005,204	$33,875	$(5,224,482)	$(194,218)	$2,005,786

*Includes purchased option contracts and purchased swaption contracts, if any.

The table below summarizes the year ended average notional value of forward foreign currency contracts, futures contracts, swap agreements, currency options purchased, written currency options, purchased swaptions and written swaptions during the period.

	Forward Foreign Currency contracts	Futures contracts	Equity Options purchased*	Index Options purchased*	Currency Options purchased
Average notional amount	$1,375,765,528	$308,647,909	$1,307,682,506	$104,000,843	$144,228,760,307
Average contracts			10,000,000	22,835	144,223,982,414

	Purchased Fixed Income Options*	Purchased Option on a Future*	Written Index Options*	Written Currency Options	Written Fixed Income Options*
Average notional amount	$53,499,237	$62,024,348	$86,422,601	$791,792,938,100	$52,677,150
Average contracts	47,576,133	333	22,810	791,782,204,332	46,785,867

			Purchased Swaptions	Written Swaptions	Swaps
Average notional amount			$1,076,607,920	$1,774,849,692	$1,278,232,904

*Summarizes the eleven month average notional value and average contracts of index options purchased and written index options, the five month average notional value and average contracts of purchased fixed income options and written fixed income options, the four month average notional value and average contracts of purchased options on a future and the three month average notional value and average contracts on purchase equity options.

Note 6 – Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $88,928.

50        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

Note 7 – Trustee and Officer Fees and Benefits

Certain Trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 8 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank., the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 9 – Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019		2018
Ordinary income	$	`52,269,320	$73,316,833

Tax Components of Net Assets at Period-End:

2019
Undistributed ordinary income	$56,176,040
Net unrealized appreciation (depreciation) - investments	(14,925,855)
Temporary book/tax differences	(151,888)
Capital loss carryforward	(167,819,756)
Shares of beneficial interest	1,258,384,046

Total net assets	$1,131,662,587

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, straddle losses deferred and derivative investments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2019, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$65,305,749	$102,514,007	$167,819,756

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 10 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $1,387,970,789 and $1,806,486,578, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $246,700,886 and $263,408,987, respectively. Cost of investments, including any derivatives, on a

51        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$73,518,981
Aggregate unrealized (depreciation) of investments	(99,579,958)
Net unrealized depreciation of investments	$(26,060,977)

Cost of investments for tax purposes is $1,060,440,401.

Note 11 – Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of master fund transactions, foreign currency transactions and income from swap agreements, on December 31, 2019, undistributed net investment income was decreased by $16,589,121, undistributed net realized loss was increased by $20,905,495 and shares of beneficial interest was decreased by $4,316,374. This reclassification had no effect on the net assets of the Fund.

Note 12 – Share Information

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2019[1]		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Series I Shares
Sold	18,615,624	$91,652,597	8,490,294	$42,380,338
Dividends and/or distributions reinvested	3,199,572	15,389,942	3,988,617	18,866,160
Redeemed	(16,669,750)	(81,650,513)	(14,761,302)	(71,795,706)
Net increase (decrease)	5,145,446	$25,392,026	(2,282,391)	$(10,549,208)

Series II Shares
Sold	5,575,798	$28,193,986	9,208,135	$46,798,575
Dividends and/or distributions reinvested	7,435,359	36,879,378	11,180,836	54,450,673
Redeemed	(94,815,980)	(475,861,262)	(37,228,166)	(186,225,544)
Net increase (decrease)	(81,804,823)	$(410,787,898)	(16,839,195)	$(84,976,296)

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Note 13 - Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

52        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco Oppenheimer V.I. Global Strategic Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Oppenheimer V.I. Global Strategic Income Fund and its subsidiary (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related consolidated statements of operations and of changes in net assets for the year ended December 31, 2019, including the related notes, and the consolidated financial highlights for each of the periods ended December 31, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and changes in its net assets for the year ended December 31, 2019 and the financial highlights for each of the periods ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements of Invesco Oppenheimer V.I. Global Strategic Income Fund (formerly known as Oppenheimer Global Strategic Income Fund/VA) as of and for the year ended December 31, 2018 and the consolidated financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the consolidated statement of changes in net assets and the consolidated financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

53        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
Corporate Dividends Received Deduction*	3.48%
U.S. Treasury Obligations*	3.35%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

54        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO SCHEDULE OF INVESTMENTS

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•	Fund reports and prospectuses
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•	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco. com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

55        INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSON

Martin L. Flanagan [1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

56       INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229*	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

57       INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort – 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

58       INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS

Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

59       INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

60       INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	JPMorgan Chase Bank 4 Chase Metro Tech Center Brooklyn, NY 11245

61       INVESCO OPPENHEIMER V.I. GLOBAL STRATEGIC INCOME FUND

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Annual Report	12/31/2019

Invesco Oppenheimer

V.I. Government Money Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company. If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings in various monthly and quarterly regulatory filings. The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) monthly on Form N-MFP. For the second and fourth quarters, the list also appears in the Fund’s semiannual and annual reports to shareholders. The most recent list of portfolio holdings is available at invesco.com/us. The Fund’s Form N-MFP filings are available on the SEC website, sec.gov. The Fund’s most recent portfolio holdings, as filed on Form N-MFP, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Government Money Fund/VA. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Current Yield – Series I*		Current Yield – Series II**
For the 7-Day Period Ended 12/31/19		For the 7-Day Period Ended 12/31/19
With Compounding	1.11%	With Compounding	0.82%
Without Compounding	1.11%	Without Compounding	0.82%
For the 12-Month Period Ended 12/31/19
With Compounding	1.69%
Without Compounding	1.69%

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the Oppenheimer predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

PORTFOLIO ALLOCATION
Repurchase Agreements	47.8%
U.S. Government Obligations	29.4
U.S. Government Agencies	22.8

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on the total market value of investments.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*Effective after the close of business on May 24, 2019, the Non-Service share class of the predecessor fund was reorganized into Series I Shares of the Fund. Returns shown for Series I shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses.

**Series II Shares’ performance shown prior to the inception date is that of the predecessor fund’s Service Class shares at net asset value (NAV). Service Class shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

For more current Fund holdings, please visit invesco.com.

3 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

FUND PERFORMANCE DISCUSSION

Throughout the reporting period, the Fund continued to offer very strong liquidity and a stable $1.00 net asset value (NAV), while providing competitive income. At its December 2019 meeting, the Federal Open Market Committee (FOMC) voted for the Federal Funds Rate to remain in place at a range of 1.50% to 1.75%, ending a trend of rate cuts from the past 3 meetings. The Fund was well positioned ahead of the rate cuts with the employment of a barbell strategy that included extending the weighted average maturity while keeping a substantial position in repo positions due to the inversion of the curve.

MARKET OVERVIEW

The current broader market view is that the FOMC monetary policy directive is on hold for the year 2020, negative net issuance of treasury supply and the continuation by the Fed stabilization of the funding markets by liquidity injections in the form of temporary open market operations and treasury bill purchases. In October 2019, The Federal Reserve (“Fed”) directed the Desk to purchase $60 billion per month in short term treasury bills at least into the second quarter of 2020 to maintain sufficient reserve balances. This has resulted in the flattening of the treasury curve and the stabilization of the repo markets. Repo has been trending toward the lower end of the Federal Funds Rate of 1.50% in part to due to the Fed conducting overnight and term repo operations to keep adequate reserve supply and to lessen the risk of money market pressures on certain funding dates.

FUND REVIEW

The Fund’s weighted average maturity is 15 days with a range of 7-25 days. Supply continues to be available, notably in Federal Home Loan Bank paper. We are heavily weighted in government repo and will occasionally ladder in long-dated fixed and floating paper to the portfolio.

STRATEGY & OUTLOOK

Our strategy continues to incorporate selective and incremental investing as we seek to provide shareholders stable and steady value. We intend to remain active in the auction market, with most of that weight going to fixed-rate instruments with durations of six months or less. When pricing allows, we will continue to layer in one- and three-month floating rate securities. We believe the Fund is well-positioned to meet any large outflow while taking advantage of timely market trades.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2019, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During 6 Months Ended December 31, 2019
Series I shares	$1,000.00	$1,007.30	$2.53
Series II shares	1,000.00	1,006.30	3.70

Hypothetical (5% return before expenses)
Series I shares	1,000.00	1,022.68	2.55
Series II shares	1,000.00	1,021.53	3.73

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). This annualized expense ratio, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2019 is as follows:

Class	Expense Ratios
Series I shares	0.50%
Series II shares	0.73

The expense ratio reflects voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

SCHEDULE OF INVESTMENTS December 31, 2019

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

U.S. Government Agencies—23.1%

Federal Home Loan Bank:
1.554%[1]	4/1/20	4/1/20	$5,500,000	$ 5,478,481
1.575% [SOFRRATE+3.5][2]	1/2/20	2/21/20	2,500,000	2,500,000
1.59% [SOFRRATE+5][2]	1/2/20	1/17/20	1,000,000	1,000,000
1.606%[1]	3/6/20	3/6/20	1,900,000	1,894,580
1.625% [SOFRRATE+8.5][2]	1/2/20	9/10/21	25,000,000	25,000,000
1.627%[1]	2/21/20	2/21/20	1,100,000	1,097,538
1.63%[1]	2/6/20	2/6/20	5,000,000	4,992,100
1.637%[1]	2/5/20	2/5/20	2,400,000	2,396,313
1.642%[1]	2/7/20	2/7/20	4,000,000	3,993,525
1.65% [US0001M-6][2]	1/9/20	6/9/20	3,000,000	3,000,000
1.67% [US0001M-7][2]	1/16/20	7/16/20	3,000,000	3,000,000
1.695% [US0001M-4.5][2]	1/15/20	10/15/20	5,000,000	5,000,000

Federal Home Loan Mortgage Corp., 1.58% [SOFRRATE+4][2]	1/2/20	9/10/20	26,000,000	26,000,000

Total U.S. Government Agencies (Cost $85,352,537)				85,352,537

U.S. Government Obligations—29.7%

United States Treasury Bills:
1.323%[1]	1/21/20	1/21/20	4,000,000	3,996,645
1.362%[1]	1/28/20	1/28/20	40,000,000	39,953,350
1.38%[1]	1/14/20	1/14/20	9,000,000	8,995,029
1.446%[1]	2/4/20	2/4/20	4,000,000	3,994,258
1.462%[1]	2/11/20	2/11/20	10,000,000	9,982,495
1.48%[1]	2/18/20	2/18/20	8,000,000	7,983,413
1.513%[1]	3/19/20	3/19/20	5,000,000	4,983,317
1.532%[1]	3/5/20	3/5/20	3,000,000	2,991,680
1.619%[1]	1/23/20	1/23/20	10,000,000	9,990,039
1.623%[1]	4/30/20	4/30/20	3,000,000	2,983,900
1.811%[1]	4/2/20	4/2/20	10,000,000	9,954,128

United States Treasury Floating Rate Note, 1.826% [USBMMY3M+30][2]	1/2/20	11/1/21	4,000,000	4,002,869

Total U.S. Government Obligations (Cost $109,811,123)				109,811,123

Repurchase Agreements—48.4%

Repurchase Agreements[3] (Cost $179,000,000)			179,000,000	179,000,000

Total Investments, at Value (Cost $374,163,660)			101.2%	374,163,660

Net Other Assets (Liabilities)			(1.2)	(4,394,298)

Net Assets			100.0%	$ 369,769,362

Footnotes to Schedule of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

*. The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

**. If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Zero coupon bond reflects effective yield on the original acquisition date.

2. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

3. Repurchase agreements:

Repurchase
						Repurchase	Agreement
	Lending	Settlement	Maturity	Principal		Agreements,	Proceeds to be
Counterparty	Rate	Date	Date	Amount	Collateralized By	at Value	Received[a]
Credit Agricole Corporate & Investment Bank	1.59%	12/31/19	1/2/20	$10,000,000	Agreement dated 12/31/2019, maturing value of $10,000,833 (collateralized by a U.S. Treasury obligation valued at $10,200,990; 3.63%; 02/15/2044)	$10,000,000	$10,000,833

6 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

Footnotes to Schedule of Investments (Continued)

							Repurchase
						Repurchase	Agreement
	Lending	Settlement	Maturity	Principal		Agreements,	Proceeds to be
Counterparty	Rate	Date	Date	Amount	Collateralized By	at Value	Received[a]
RBC Dominion Securities Inc.	1.57%	12/31/19	1/2/20	$65,000,000	Agreement dated 12/31/2019, maturing value of $65,005,669 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $66,305,850; 1.38% - 4.50%; 05/15/2023 - 01/01/2050)	$65,000,000	$65,005,669
RBC Dominion Securities Inc.	2.00	12/27/19	1/3/20	29,000,000	Term agreement dated 12/27/2019, maturing value of $29,011,278 (collateralized by domestic agency mortgage-backed securities valued at $29,589,861; 2.50% - 4.50%; 12/20/2040 - 01/01/2050)	29,000,000	29,011,278
TD Securities (USA) LLC	1.57	12/31/19	1/2/20	75,000,000	Agreement dated 12/31/2019, maturing value of $75,006,542 (collateralized by a domestic agency mortgage-backed security valued at $76,506,673; 2.50%; 01/01/2050)	75,000,000	75,006,542
						$179,000,000	$179,024,322

a. Includes accrued interest.

Glossary:

Definitions
ICE LIBOR	International Exchange London Interbank Offered Rate
SOFRRATE	United States Secured Overnight Financial Rate
US0001M	ICE LIBOR USD 1 Month
USBMMY3M	U. S. Treasury Bill Rate 3 Month Money Market Yield

See accompanying Notes to Financial Statements.

7 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2019

Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $195,163,660)	$195,163,660
Repurchase agreements (cost $179,000,000)	179,000,000
374,163,660
Cash	1,258,869
Receivables and other assets:
Interest	93,130
Shares of beneficial interest sold	26,654
Other	94,151
Total assets	375,636,464
Liabilities
Payables and other liabilities:
Investments purchased	5,478,481
Shares of beneficial interest redeemed	181,709
Trustees’ compensation	91,623
Shareholder communications	46,314
Administration fees	11,838
Transfer and shareholder servicing agent fees	6,430
Advisory fees	4,501
Dividends	3,482
Distribution and service plan fees	2
Other	42,722
Total liabilities	5,867,102
Net Assets	$369,769,362

Composition of Net Assets
Shares of beneficial interest	$369,762,749
Total distributable earnings	6,613
Net Assets	$369,769,362

Net Asset Value Per Share
Series I Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $369,759,362 and 369,723,093 shares of beneficial interest outstanding)	$1.00
Series II Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $10,000 and 10,000 shares of beneficial interest outstanding)	$1.00

See accompanying Notes to Financial Statements.

8 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2019

Investment Income
Interest from unaffiliated companies	$26,685,603
Dividends from affiliated companies	224,841
Total investment income	26,910,444
Expenses
Advisory fees	4,856,081
Administration fees	210,528
Distribution and service plan fees — Series II shares	15
Transfer and shareholder servicing agent fees — Series I shares	868,233
Shareholder communications:
Series I shares	62,384
Series II shares	1
Trustees’ compensation	53,870
Custodian fees and expenses	12,883
Other	131,959
Total expenses	6,195,954
Less waivers, reimbursement of expenses and offset arrangement(s)	(367,069)
Net expenses	5,828,885
Net Investment Income	21,081,559
Realized Gain on Investment Transactions in Unaffiliated Companies	10,320
Net Increase in Net Assets Resulting from Operations	$21,091,879

See accompanying Notes to Financial Statements.

9 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$21,081,559	$ 14,653,999
Net realized gain	10,320	155
Net increase in net assets resulting from operations	21,091,879	14,654,154
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Series I shares	(21,080,865)	(14,654,285)
Series II shares	(78)	—
Total distributions from distributable earnings	(21,080,943)	(14,654,285)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Series I shares	(2,685,977,149)	2,630,121,422
Series II shares	10,000	—
Total beneficial interest transactions	(2,685,967,149)	2,630,121,422
Net Assets
Total increase (decrease)	(2,685,956,213)	2,630,121,291
Beginning of period	3,055,725,575	425,604,284
End of period	$369,769,362	$ 3,055,725,575

See accompanying Notes to Financial Statements.

10 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

FINANCIAL HIGHLIGHTS

Series I Shares	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income[1]	0.02	0.01	0.00[2]	0.00[2]	0.00[2]
Net realized and unrealized gain (loss)	0.00[2]	0.00[2]	(0.00)[2]	(0.00)[2]	0.00[2]

Total from investment operations	0.02	0.01	0.00[2]	0.00[2]	0.00[2]
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.01)	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return, at Net Asset Value[3]	1.71%	1.35%	0.39%	0.01%	0.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$369,759	$3,055,726	$425,604	$541,970	$2,648,636
Average net assets (in thousands)	$1,155,434	$952,018	$488,532	$1,470,447	$1,144,581
Ratios to average net assets:[4]
Net investment income	1.82%	1.54%	0.39%	0.01%	0.01%

Total expenses[5]	0.54%	0.56%	0.59%	0.55%	0.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%	0.50%	0.50%	0.35%	0.19%

1. Calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from fund fees and expenses were as follows:

Year Ended December 31, 2019	0.54%
Year Ended December 31, 2018	0.56%
Year Ended December 31, 2017	0.59%
Year Ended December 31, 2016	0.55%
Year Ended December 31, 2015	0.53%

See accompanying Notes to Financial Statements.

11 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

FINANCIAL HIGHLIGHTS Continued

Series II Shares	Period Ended December 31, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$1.00
Income (loss) from investment operations:
Net investment income[2]	0.01
Net realized and unrealized gain	0.00[3]
Total from investment operations	0.01
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)
Net asset value, end of period	$1.00

Total Return, at Net Asset Value[4]	0.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[5]
Net investment income	1.61%
Total expenses[6]	0.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%

1. For the period from May 24, 2019 (commencement of operations) to December 31, 2019.

2. Calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from fund fees and expenses were as follows:

Period Ended December 31, 2019	0.72%

See accompanying Notes to Financial Statements.

12 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2019

Note 1 – Significant Accounting Policies

Invesco Oppenheimer V.I. Government Money Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Government Money/VA Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Non-Service shares received Series I shares of the Fund. Information for the Acquired Fund’s Non-Service shares prior to the Reorganization is included with Series I throughout this report. Series II shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek income consistent with stability of principal.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly to separate accounts of participating insurance companies. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has

13 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

NOTES TO FINANCIAL STATEMENTS Continued

analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of the class. All other expenses are allocated among the classes of the Fund based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Repurchase Agreements - In a repurchase transaction, a Fund buys a security and simultaneously sells it back to an approved institution for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved institutions include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the investment adviser from time to time. Repurchase agreements must be fully collateralized. However, if the seller fails to pay the repurchase price on the delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, a Fund’s ability to liquidate the collateral may be delayed or limited.

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of period end:

	Repurchase Agreement
Counterparty	Proceeds to be Received [1]	Collateral Received[1]	Net Exposure[2]

Repurchase Agreements
Credit Agricole Corporate & Investment Bank	$10,000,833	$(10,200,990)	$(200,157)
RBC Dominion Securities Inc.	94,016,947	(95,895,711)	(1,878,764)
TD Securities (USA) LLC	75,006,542	(76,506,673)	(1,500,131)

	$179,024,322	$(182,603,374)

1. Includes accrued interest.

2. Net exposure represents the net receivable/payable that would be due from/to the counterparty in the event of default.

J.

Other Risks - Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*

Up to $500 million	0.450%
Next $500 million	0.425
Next $500 million	0.400
Over $1.5 billion	0.375

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2019, the effective advisory fees incurred by the Fund was 0.42%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $2,933,619 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited

14 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

(collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.50% and 0.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $9,580 and reimbursed Fund expenses of $354,904 of Series I shares.

Prior to the Reorganization, OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Non-Service shares to 0.50% of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $63,107 for accounting and fund administrative services and was reimbursed $147,421 for fees paid to insurance companies. Additionally, Invesco has entered into service agreements whereby JP Morgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such service. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended December 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Series II shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI at an annual rate of 0.25% of the average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the class of shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own shares of such class. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended December 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs

15 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

NOTES TO FINANCIAL STATEMENTS Continued

reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2019, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 4 – Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,585.

Note 5 – Trustee and Officer Fees and Benefits

Certain trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 6 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 7 – Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018
Ordinary income	$21,080,943	$14,654,285

Tax Components of Net Assets at Period-End:

2019
Undistributed ordinary income	$95,073
Temporary book/tax differences	(88,460)
Shares of beneficial interest	369,762,749

Total net assets	$369,769,362

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has no capital loss carryforward as of December 31, 2019.

Note 8 – Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of tax exempt income, on December 31, 2019 undistributed net investment income (loss) was

16 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

increased by $36,587 and shares of beneficial interest was decreased by $36,587. This reclassification had no effect on the net assets of the Fund.

Note 9 – Share Information

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2019[1]		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Series I Shares
Sold	2,074,144,735	$2,074,144,735	3,403,573,875	$3,403,573,875
Dividends and/or distributions reinvested	23,445,418	23,445,418	12,421,877	12,421,877
Redeemed	(4,783,567,302)	(4,783,567,302)	(785,874,330)	(785,874,330)
Net increase (decrease)	(2,685,977,149)	$(2,685,977,149)	2,630,121,422	$2,630,121,422

Series II Shares[2]
Sold	10,000	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—
Net increase	10,000	$10,000	—	$—

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 89% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including, but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. Commencement date after the close of business on May 24, 2019.

17 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco Oppenheimer V.I. Government Money Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer V.I. Government Money Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statements of operations and of changes in net assets for the year ended December 31, 2019, including the related notes, and the financial highlights for each of the periods ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and changes in its net assets for the year ended December 31, 2019 and the financial highlights for each of the periods ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer V.I. Government Money Fund (formerly known as Oppenheimer Government Money Fund/VA) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

18 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax
U.S. Treasury Obligations*	15.41%

* The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

19 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENT OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

● Fund reports and prospectuses

● Quarterly statements

● Daily confirmations

● Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco. com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

20 INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSON

Martin L. Flanagan [1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

21       INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229*	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

22       INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort – 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

23       INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS

Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

24       INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

25       INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	JPMorgan Chase Bank 4 Chase Metro Tech Center Brooklyn, NY 11245

26       INVESCO OPPENHEIMER V.I. GOVERNMENT MONEY FUND

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Annual Report	12/31/2019

Invesco Oppenheimer

V.I. International Growth Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company. If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semi annual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange- traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer International Growth Fund/VA. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

PORTFOLIO MANAGERS: George R. Evans, CFA, and Robert B. Dunphy, CFA

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/19

	Inception Date	1-Year	5-Year	10-Year
Series I Shares*	5/13/92	28.60%	5.79%	7.26%
Series II Shares*	3/19/01	27.95	5.48	6.98
MSCI AC World ex-U.S. Index		21.51	5.51	4.97

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the Oppenheimer predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

SAP SE	2.9%
Hitachi Ltd.	2.9
ASML Holding NV	2.8
Hermes International	2.7
STMicroelectronics NV	2.5
Grifols SA	2.5
Hoya Corp.	2.5
Keyence Corp.	2.2
Novo Nordisk AS, Cl. B	2.2
Roche Holding AG	2.0

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on net assets.

REGIONAL ALLOCATION

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on the total market value of investments.

For more current Fund holdings, please visit invesco.com.

*Effective after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses.

3      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

Fund Performance Discussion

For the year ended December 31, 2019, Series I shares of Invesco Oppenheimer V.I. International Growth Fund (the Fund) returned 28.60% (without sales charge) outperforming the MSCI AC World ex-U.S. Index, the Fund’s benchmark, which returned 21.51% during the period.

During this fiscal year, the Fund benefited from the consistency of our philosophy and process, which we have maintained since the portfolio’s inception in 1996. This is particularly gratifying after some of the challenges our portfolio faced in the latter half of 2018. Our semiconductor value chain companies have recovered strongly from the derating they experienced in 2018. The car continues to evolve into a computer on wheels, and our auto component companies have provided us with significant returns since we began investing in them during 2014. However, the fundamentals of the end manufacturers have deteriorated and we reduced our exposure, to positive effect. Our software companies, both those we have owned for ten years and those bought more recently, are benefitting from the “software as a service” business model, and we believe this is likely to continue.

MARKET OVERVIEW

For international equity markets, 2019 was a year of “thirds”. Markets performed very well during the first four months, rebounding sharply from the sell-off in the back half of 2018. For the next four months, markets were range bound until August, when global equities rallied, led by technology. This final “third” of the year was marked by a renewed optimism in the potential for continued growth. This was especially the case in December. National elections in the UK ended three and a half years of uncertainty over whether and when Brexit will happen and the US and China produced a “Phase One” trade agreement. These developments engendered so much positive sentiment that equity markets barely reacted to the subsequent news that the Federal Reserve in the US would not cut rates, and that a US president would be impeached.

TOP INDIVIDUAL CONTRIBUTORS

Top performing stocks for the Portfolio this year included ASML Holding NV, STMicroelectronics NV, and Hitachi, Ltd.

ASML Holding NV, a Dutch company, makes the equipment needed for producing semiconductors. ASML is the only supplier of the extreme ultraviolet lithography equipment that is required to produce the next generation of semiconductor chips. In our opinion, the stock is reacting favorably to a growing appreciation of the company’s growth potential.

ST Microelectronics NV is a global semiconductor chip designer and manufacturer focused on the fast growing automotive, sensor and security segments. The company has consistently displayed admirable margin and capital discipline through various market conditions. It is one of only four companies at the forefront of developing silicon carbide chips, which are necessary in the high temperature and pressure conditions in many of the next generation of chip applications. In our opinion, ST Micro is well-positioned to benefit from the secular growth trends in its areas of expertise. The shares have recovered strongly from the sell-off experienced last year.

Hitachi Ltd. is a Japanese company that has some industrial component and services businesses that are very interesting to us and other legacy businesses that we think are completely awful. As part of the sea change we are seeing in the behavior of many Japanese company managements, Hitachi is selling its “bad” businesses, restructuring itself into an attractive company.

TOP INDIVIDUAL DETRACTORS

Top detractors from Portfolio performance included Nokia Oyj, Hero Motorcorp Limited and Ubisoft Entertainment SA.

Nokia Oyj, the Finnish telecommunications equipment company, is a familiar name from its days as a dominant player in the handset market. That business is done now with the exception of royalties the company receives from third-party manufacturers. Nokia is now a one-stop shop for both mobile and terrestrial telephony equipment and software. The company has restructured and appears well-poised for the 5G investment cycle. The stock has pulled back on earnings below analyst expectations. We agree with Nokia that lumpy contract and lower margin contracts should be expected at the beginning of 5G deployment, as they have in past new generation telephone rollouts. Our outlook for Nokia remains positive.

Hero Motorcorp Limited is one the two leading motorcycle companies in India, where long term demand is strong. We have benefitted from owning the company for several years. This year, the Regulator in India initiated new emission and safety equipment requirements. In our opinion, it will take Hero some time to pass on the cost of implementing these new standards. We have exited our position.

4      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

Ubisoft Entertainment SA is a French producer of gaming content that we find very attractive. Gaming continues to grow in popularity. Much of this is driven by the proliferation of devices upon which people can play games. We believe we are still near the beginning of dramatic growth in the amount, variety, content richness, and monetization of gaming people do.

STRATEGY & OUTLOOK

Through the pessimism of the latter half of last year, the early rebound, the volatile range trading, and finally the optimism at the end of this year, our philosophy and our process have remained consistent.

Our software and our semiconductor value chain companies are part of our “Data Deluge” investment theme, a key component of our portfolio since 2010. Some of our holdings within the theme have changed over the years, but the basis of it – that the amount of data created in the world is growing at 30-40% annually and will continue to do for the foreseeable future – remains unchanged. We expect that we will continue to find investment opportunities that are driven by this strong structural growth trend.

Our health care leisure companies are well placed within the rising spending streams from populations that are aging and, in the emerging markets, more affluent. Rising emerging market affluence also drives the growth of our luxury and consumer staples companies.

Since the portfolio’s inception, we have followed the same philosophy and process, and we will continue to do so. We seek to invest in high quality companies that have strong potential to benefit from the deep structural growth forces of Mass Affluence, New Technology, Restructuring and Aging that are always at work in the global economy.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2019. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the MSCI AC World ex-U.S. Index. The MSCI AC World ex-U.S. Index is designed to measure the equity market performance of developed and emerging markets and excludes the U.S. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

5      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

6      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During 6 Months Ended December 31, 2019
Series I shares	$1,000.00	$1,093.80	$5.29
Series II shares	1,000.00	1,089.40	6.60

Hypothetical (5% return before expenses)
Series I shares	1,000.00	1,020.16	5.10
Series II shares	1,000.00	1,018.90	6.38

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2019 are as follows:

Class	Expense Ratios
Series I shares	1.00%
Series II shares	1.25

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

7      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

SCHEDULE OF INVESTMENTS December 31, 2019

	Shares	Value
Common Stocks—98.5%
Consumer Discretionary—15.9%
Auto Components—1.7%
Continental AG	13,685	$1,777,113
Koito Manufacturing Co. Ltd.	81,100	3,753,575
Valeo SA	64,295	2,276,513
		7,807,201
Entertainment—1.1%
Ubisoft Entertainment SA1	78,156	5,406,571
Hotels, Restaurants & Leisure—1.1%
Carnival Corp.	43,473	2,209,732
Flutter Entertainment plc	23,062	2,821,263
		5,030,995
Household Durables—1.6%
SEB SA	10,850	1,613,737
SEB SA, Private Shares[1]	850	126,422
SEB SA, Prime[1]	39,200	5,830,276
		7,570,435
Internet & Catalog Retail—1.5%
Alibaba Group Holding Ltd., Sponsored ADR[1]	34,498	7,317,026
Multiline Retail—2.0%
Dollarama, Inc.	145,439	4,998,608
Next plc	45,811	4,265,488
		9,264,096
Specialty Retail—1.5%
Nitori Holdings Co. Ltd.	46,100	7,284,354
Textiles, Apparel & Luxury Goods—5.4%
Cie Financiere Richemont SA	57,458	4,510,309
Hermes International	17,418	13,034,650
LVMH Moet Hennessy Louis Vuitton SE	17,495	8,147,965
		25,692,924
Consumer Staples—10.4%
Beverages—3.2%
Britvic plc	278,974	3,348,095
Heineken NV	45,503	4,853,873
Pernod Ricard SA	39,466	7,064,631
		15,266,599
Food & Staples Retailing—2.7%
Alimentation Couche-Tard, Inc., Cl. B	292,485	9,282,128
CP ALL PCL	1,495,400	3,596,710
		12,878,838
Food Products—3.4%
Barry Callebaut AG	3,579	7,912,097
Saputo, Inc.	139,598	4,321,620
WH Group Ltd.	4,002,500	4,147,172
		16,380,889
Tobacco—1.1%
Swedish Match AB	98,297	5,067,584
Energy—0.9%
Energy Equipment & Services—0.9%
TechnipFMC plc	201,173	4,273,790
Financials—4.6%
Commercial Banks—2.0%
ICICI Bank Ltd., Sponsored ADR	620,424	9,362,198
Insurance—2.6%
Legal & General Group plc	1,552,535	6,254,806
Prudential plc	315,162	6,064,170
		12,318,976
Health Care—18.7%
Biotechnology—5.5%
Ascendis Pharma AS, ADR1	12,994	1,807,725
CSL Ltd.	49,215	9,551,210

	Shares	Value
Biotechnology (Continued)
Galapagos NV1	14,205	$2,956,664
Grifols SA	335,355	11,840,780
		26,156,379
Health Care Equipment & Supplies—6.5%
Hoya Corp.	123,393	11,781,581
LivaNova plc[1]	35,110	2,648,347
Medtronic plc	43,585	4,944,718
ResMed, Inc.	35,362	5,480,049
Siemens Healthineers AG2	122,573	5,885,850
		30,740,545
Health Care Providers & Services—1.2%
Fresenius Medical Care AG & Co. KGaA	77,714	5,763,887
Life Sciences Tools & Services—1.3%
Lonza Group AG1	17,395	6,344,216
Pharmaceuticals—4.2%
Novo Nordisk AS, Cl. B	177,883	10,317,157
Roche Holding AG	29,588	9,594,147
		19,911,304
Industrials—18.2%
Aerospace & Defense—1.7%
Airbus SE	53,162	7,799,806
Building Products—0.5%
Daikin Industries Ltd.	17,800	2,503,225
Commercial Services & Supplies—2.3%
Edenred	133,798	6,923,373
Prosegur Cash SA2	1,481,508	2,258,847
Prosegur Cia de Seguridad SA	466,572	1,927,613
		11,109,833
Construction & Engineering—0.3%
Boskalis Westminster	53,145	1,364,119
Electrical Equipment—3.7%
Legrand SA	56,438	4,604,963
Melrose Industries plc	2,054,481	6,566,870
Nidec Corp.	46,200	6,311,110
		17,482,943
Machinery—7.3%
Aalberts NV	130,610	5,875,866
Atlas Copco AB, Cl. A	207,449	8,269,452
Epiroc AB, Cl. A	442,838	5,411,962
Kubota Corp.	138,500	2,169,718
VAT Group AG1,2	51,287	8,676,680
Weir Group plc (The)	199,262	3,987,231
		34,390,909
Professional Services—1.1%
Intertek Group plc	69,601	5,401,923
Trading Companies & Distributors—1.3%
Bunzl plc	52,644	1,440,367
Ferguson plc	52,007	4,725,179
		6,165,546
Information Technology—26.0%
Communications Equipment—0.8%
Nokia OYJ	974,051	3,613,579
Electronic Equipment, Instruments, & Components—5.1%
Hitachi Ltd.	325,200	13,698,087
Keyence Corp.	30,224	10,697,881
		24,395,968
IT Services—3.9%
Amadeus IT Group SA	71,383	5,848,897
EPAM Systems, Inc.[1]	39,553	8,391,564
Worldline SA1,2	60,741	4,310,949
		18,551,410

8      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

	Shares	Value
Semiconductors & Semiconductor Equipment—8.9%
ASML Holding NV	44,522	$13,259,105
Infineon Technologies AG	356,739	8,180,696
STMicroelectronics NV	443,185	11,961,273
Taiwan Semiconductor Manufacturing Co. Ltd.	776,000	8,593,790
		41,994,864
Software—7.3%
Atlassian Corp. plc, Cl. A1	13,512	1,626,034
Blue Prism Group plc[1]	61,141	916,184
Dassault Systemes SE	33,052	5,451,774
SAP SE	101,922	13,736,009
Temenos AG1	41,191	6,512,372
Xero Ltd.[1]	115,350	6,494,166
		34,736,539
Materials—3.8%
Chemicals—1.7%
Sika AG	42,727	8,046,307

	Shares	Value
Construction Materials—0.8%
James Hardie Industries plc	189,395	$3,713,149
Containers & Packaging—1.3%
CCL Industries, Inc., Cl. B	151,259	6,443,840
Total Common Stocks (Cost $269,557,987)		467,552,767
Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $—)	599,541	45,693
Investment Company—1.3%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%[3] (Cost $6,357,038)	6,357,038	6,357,038
Total Investments, at Value (Cost $275,915,025)	99.8%	473,955,498
Net Other Assets (Liabilities)	0.2	741,753
Net Assets	100.0%	$474,697,251

Footnotes to Schedule of Investments

1. Non-income producing security.

2. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2019 was $21,132,326, which represented 4.45% of the Fund’s Net Assets.

3. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent
France	$72,591,630	15.3%
Switzerland	63,557,403	13.4
Japan	58,199,530	12.3
United Kingdom	42,518,922	9.0
United States	40,095,812	8.5
Germany	35,343,554	7.4
Netherlands	25,352,963	5.3
Canada	25,046,195	5.3
Spain	21,876,137	4.6
Sweden	18,748,998	3.9
Denmark	12,124,882	2.6
Australia	9,551,210	2.0
India	9,407,891	2.0
Taiwan	8,593,790	1.8
China	7,317,026	1.5
New Zealand	6,494,166	1.4
Hong Kong	4,147,173	0.9
Finland	3,613,579	0.8
Thailand	3,596,710	0.8
Belgium	2,956,664	0.6
Ireland	2,821,263	0.6
Total	$473,955,498	100.0%

Glossary:

Definitions

ADR American Depositary Receipt

See accompanying Notes to Financial Statements.

9      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2019

Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $269,557,987)	$467,598,460
Affiliated companies (cost $6,357,038)	6,357,038

473,955,498
Cash	169,170
Receivables and other assets:
Dividends	1,986,118
Shares of beneficial interest sold	275,883
Investments sold	10,740
Other	50,487

Total assets	476,447,896
Liabilities
Amount due to custodian-foreign (cost $86)	86
Payables and other liabilities:
Shares of beneficial interest redeemed	1,154,473
Foreign capital gains tax	212,752
Administration fees	172,292
Distribution and service plan fees	52,913
Trustees’ compensation	44,861
Shareholder communications	27,649
Advisory fees	12,272
Transfer and shareholder servicing agent fees	4,479
Other	68,868

Total liabilities	1,750,645
Net Assets	$474,697,251

Composition of Net Assets
Shares of beneficial interest	$271,602,242
Total distributable earnings	203,095,009

Net Assets	$474,697,251

Net Asset Value Per Share

Series I Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $221,944,412 and 90,729,973 shares of beneficial interest outstanding)	$2.45

Series II Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $252,752,839 and 98,828,783 shares of beneficial interest outstanding)	$2.56

See accompanying Notes to Financial Statements.

10      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2019

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $949,740)	$8,600,380
Affiliated companies	315,580

Total investment income	8,915,960
Expenses
Advisory fees	4,404,407
Administration fees	446,199
Distribution and service plan fees:
Series II shares	571,727
Transfer and shareholder servicing agent fees:
Series I shares	142,124
Series II shares	119,042
Shareholder communications:
Series I shares	12,904
Series II shares	12,907
Custodian fees and expenses	45,767
Trustees’ compensation	19,141
Borrowing fees	6,284
Other	53,738

Total expenses	5,834,240
Less waivers, reimbursement of expenses and offset arrangement(s)	(605,221)

Net expenses	5,229,019
Net Investment Income	3,686,941
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (net of foreign capital gains tax of $193,635) (includes net gains from securities sold to affiliates of $99,172)	7,433,215
Foreign currency transactions	(33,758)

Net realized gain	7,399,457
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in unaffiliated companies (net of foreign capital gains tax of $(32,030))	108,121,273
Translation of assets and liabilities denominated in foreign currencies	3,318

Net change in unrealized appreciation/(depreciation)	108,124,591
Net Increase in Net Assets Resulting from Operations	$119,210,989

See accompanying Notes to Financial Statements.

11      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$3,686,941	$4,028,652
Net realized gain	7,399,457	25,026,292
Net change in unrealized appreciation/(depreciation)	108,124,591	(139,763,917)

Net increase (decrease) in net assets resulting from operations	119,210,989	(110,708,973)
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Series I shares	(13,472,374)	(9,134,490)
Series II shares	(12,709,522)	(5,690,284)

Total distributions from distributable earnings	(26,181,896)	(14,824,774)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Series I shares	(95,274,031)	(20,815,884)
Series II shares	10,086,290	13,746,754

Total beneficial interest transactions	(85,187,741)	(7,069,130)
Net Assets
Total increase (decrease)	7,841,352	(132,602,877)
Beginning of period	466,855,899	599,458,776

End of period	$474,697,251	$466,855,899

See accompanying Notes to Financial Statements.

12      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS

Series I Shares	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$2.03	$2.59	$2.08	$2.20	$2.31
Income (loss) from investment operations:
Net investment income[1]	0.02	0.02	0.02	0.03	0.03
Net realized and unrealized gain (loss)	0.54	(0.51)	0.52	(0.08)	0.06

Total from investment operations	0.56	(0.49)	0.54	(0.05)	0.09
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.02)	(0.03)	(0.02)	(0.03)
Distributions from net realized gain	(0.12)	(0.05)	0.00	(0.05)	(0.17)

Total dividends and/or distributions to shareholders	(0.14)	(0.07)	(0.03)	(0.07)	(0.20)
Net asset value, end of period	$2.45	$2.03	$2.59	$2.08	$2.20

Total Return, at Net Asset Value[2]	28.60%	(19.42)%	26.29%	(2.12)%	3.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$221,944	$267,220	$360,417	$301,559	$317,547
Average net assets (in thousands)	$236,960	$325,080	$339,999	$305,269	$343,347
Ratios to average net assets:[3]
Net investment income	0.91%	0.83%	0.87%	1.24%	1.08%
Expenses excluding specific expenses listed below	1.13%	1.10%	1.08%	1.09%	1.08%
Interest and fees from borrowings[4]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[5]	1.13%	1.10%	1.08%	1.09%	1.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Portfolio turnover rate[6]	51%	25%	27%	15%	24%

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from fund fees and expenses were as follows:

Year Ended December 31, 2019	1.13%
Year Ended December 31, 2018	1.10%
Year Ended December 31, 2017	1.08%
Year Ended December 31, 2016	1.09%
Year Ended December 31, 2015	1.08%

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

13      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Series II Shares	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$2.12	$2.70	$2.16	$2.29	$2.40
Income (loss) from investment operations:
Net investment income[1]	0.02	0.01	0.01	0.02	0.02
Net realized and unrealized gain (loss)	0.56	(0.52)	0.56	(0.08)	0.06

Total from investment operations	0.58	(0.51)	0.57	(0.06)	0.08
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.02)	(0.03)	(0.02)	(0.02)
Distributions from net realized gain	(0.12)	(0.05)	0.00	(0.05)	(0.17)

Total dividends and/or distributions to shareholders	(0.14)	(0.07)	(0.03)	(0.07)	(0.19)
Net asset value, end of period	$2.56	$2.12	$2.70	$2.16	$2.29

Total Return, at Net Asset Value[2]	27.95%	(19.55)%	26.44%	(2.72)%	3.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$252,753	$199,636	$239,042	$175,633	$169,292
Average net assets (in thousands)	$228,869	$231,130	$213,440	$174,834	$165,226
Ratios to average net assets:[3]
Net investment income	0.67%	0.58%	0.60%	0.99%	0.79%
Expenses excluding specific expenses listed below	1.38%	1.35%	1.33%	1.34%	1.33%
Interest and fees from borrowings[4]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[5]	1.38%	1.35%	1.33%	1.34%	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Portfolio turnover rate[6]	51%	25%	27%	15%	24%

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from fund fees and expenses were as follows:

Year Ended December 31, 2019	1.38%
Year Ended December 31, 2018	1.35%
Year Ended December 31, 2017	1.33%
Year Ended December 31, 2016	1.34%
Year Ended December 31, 2015	1.33%

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

14      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2019

Note 1 – Significant Accounting Policies

Invesco Oppenheimer V.I. International Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer International Growth Fund/VA (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Non-Service and Service shares received Series I and Series II shares of the Fund, respectively. Information for the Acquired Fund’s Non-Service and Service shares prior to the Reorganization is included with Series I and Series II, respectively, throughout this report.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a

15      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D.	Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually to separate accounts of participating insurance companies or at other times as determined necessary by the Adviser.

E.	Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.	Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.	Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.	Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency

16      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

Note 2 – Advisory Fees and Other Fees Paid Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $250 million	1.00%
Next $250 million	0.90
Next $500 million	0.85
Over $1 billion	0.82

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For year ended December 31, 2019, the effective advisory fees incurred by the Fund was 0.95%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $1,842,903 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 1.00% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

17      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $14,545 and reimbursed Fund expenses of $289,293 and $297,584 for Series I and Series II shares, respectively.

Prior to the Reorganization, OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Non-Service and Service shares to 1.00% and 1.25%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $38,221 for accounting and fund administrative services and was reimbursed $407,978 for fees paid to insurance companies. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended December 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Series II shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI at an annual rate of 0.25% of the average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the class of shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own shares of such class. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended December 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

18      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$14,525,366	$60,848,236	$—	$75,373,602
Consumer Staples	13,603,748	35,990,162	—	49,593,910
Energy	—	4,273,790	—	4,273,790
Financials	9,362,198	12,318,976	—	21,681,174
Health Care	14,880,839	74,035,492	—	88,916,331
Industrials	—	86,218,304	—	86,218,304
Information Technology	10,017,598	113,274,762	—	123,292,360
Materials	6,443,840	11,759,456	—	18,203,296
Preferred Stock	45,693	—	—	45,693
Investment Company	6,357,038	—	—	6,357,038

Total Assets	$75,236,320	$398,719,178	$—	$473,955,498

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period January 1, 2019 to May 24, 2019, the Predecessor Fund did not engage in transactions with affiliates. For the period May 25, 2019 to December 31, 2019, the Fund engaged in transactions with affiliates as listed: Securities sales of $462,678, which resulted in net realized gains of $99,172.

Note 5 – Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,799.

Note 6 – Trustee and Officer Fees and Benefits

Certain Trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 7 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 8 – Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018
Ordinary income	$3,888,153	$4,584,335
Long-term capital gain	22,293,743	10,240,439

Total distributions	$26,181,896	$14,824,774

19      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

Tax Components of Net Assets at Period-End:

2019
Undistributed ordinary income	$3,426,302
Undistributed long-term gain	5,721,350
Net unrealized appreciation - investments	193,990,259
Temporary book/tax differences	(42,902)
Shares of beneficial interest	271,602,242

Total net assets	$474,697,251

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has no capital loss carryforward as of December 31, 2019.

Note 9 – Investments Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $230,941,190 and $321,641,609, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$207,090,901
Aggregate unrealized (depreciation) of investments	(12,781,042)

Net unrealized appreciation of investments	$194,309,859

Cost of investments for tax purposes is $279,411,051.

Note 10 – Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of corporate actions, on December 31, 2019, undistributed net investment income (loss) was increased by $1,734,811 and undistributed net realized gain (loss) was decreased by $1,734,811. This reclassification had no effect on the net assets of the Fund.

Note 11- Share Information

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2019[1]		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount
Series I Shares
Sold	8,881,295	$19,659,846	21,532,426	$51,243,851
Dividends and/or distributions reinvested	6,179,988	13,472,374	3,639,212	9,134,490
Redeemed	(55,770,549)	(128,406,251)	(32,856,876)	(81,194,225)

Net increase (decrease)	(40,709,266)	$(95,274,031)	(7,685,238)	$(20,815,884)

Series II Shares
Sold	13,275,646	$30,754,894	19,920,360	$51,115,122
Dividends and/or distributions reinvested	5,574,352	12,709,522	2,171,864	5,690,284
Redeemed	(14,188,919)	(33,378,126)	(16,510,354)	(43,058,652)

Net increase (decrease)	4,661,079	$10,086,290	5,581,870	$13,746,754

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 34% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested

20      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including, but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Note 12 - Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

21      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco Oppenheimer V.I. International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer V.I. International Growth Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statements of operations and of changes in net assets for the year ended December 31, 2019, including the related notes, and the financial highlights for the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and changes in its net assets for the year ended December 31, 2019 and the financial highlights for the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer V.I. International Growth Fund (formerly known as Oppenheimer International Growth Fund/VA) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax

Long-Term Capital Gain Distributions	$22,293,743
Corporate Dividends Received Deduction*	0.01%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO SCHEDULE OF INVESTMENTS

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With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco. com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

24      INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSON

Martin L. Flanagan [1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

25       INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229*	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

26       INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort – 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

27       INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS

Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

28       INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

29       INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	JPMorgan Chase Bank 4 Chase Metro Tech Center Brooklyn, NY 11245

30       INVESCO OPPENHEIMER V.I. INTERNATIONAL GROWTH FUND

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Annual Report	12/31/2019

Invesco Oppenheimer
V.I. Main Street Fund®*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company. If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semi annual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange- traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Main Street Fund/VA. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

PORTFOLIO MANAGERS: Manind Govil, CFA, Benjamin Ram and Paul Larson

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/19

	Inception
	Date	1-Year	5-Year	10-Year
Series I Shares*	7/5/95	32.08%	10.41%	12.50%
Series II Shares*	7/13/00	31.74	10.14	12.21
S&P 500 Index		31.49	11.70	13.56

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the Oppenheimer predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Microsoft Corp.	7.9%
JPMorgan Chase & Co.	5.0
UnitedHealth Group, Inc.	4.2
Facebook, Inc., Cl. A	3.8
Amazon.com, Inc.	3.7
Procter & Gamble Co. (The)	3.6
Berkshire Hathaway, Inc., Cl. B	3.4
Merck & Co., Inc.	3.2
Lockheed Martin Corp.	3.0
Prologis, Inc.	2.9

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on net assets.

SECTOR ALLOCATION

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on the total market value of common stocks.

For more current Fund holdings, please visit invesco.com.

*Effective after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses.

3      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

Fund Performance Discussion

The Fund’s Series I shares returned 32.08% during the reporting period. In comparison, the S&P 500 Index return 31.49% during the same period. The Fund’s outperformance was mainly driven by stock selection within the Industrials, Real Estate, and Health Care sectors. This was partially offset by negative stock selection within the consumer staples, information technology, and utilities sectors.

MARKET OVERVIEW

The S&P 500 Index produced strong returns during the quarter to cap off a gangbuster 2019, as the U.S. economy and corporate earnings remain relatively healthy and interest rates remain low. Gains were broad-based with 10 of 11 sectors producing positive total returns led by the Health Care, Information Technology, and Financials sectors

Fund Review

The top individual contributors to relative performance included Applied Materials, Microsoft, and Prologis.

Applied Materials’, a semiconductor equipment company, shares rose as business activity stabilized and the market is expecting improving orders form logic/ foundry customers.

Prologis, and industrial REIT, benefited from solid demand for its warehouse properties. In addition, Prologis successfully completed two important acquisitions during the year that increased its density and competitive positioning in key U.S. distribution markets. A key demand driver is the growth of e-commerce, led by Amazon, whose push to ever-faster delivery times is forcing traditional retailers and their suppliers to reconfigure their warehouse “footprints” to be closer to their end customers.

Microsoft has continued to see strength across its business lines and displayed strong execution. This has led to both healthy top-line growth and margin expansion.

The key individual detractors from relative performance during the period included Elanco Animal Health, Kraft Heinz, and NetApp.

Elanco sold-off in late August after announcing the acquisition of Bayer’s Animal Health business due to concerns around the size of the deal.

Kraft Heinz shares were sharply lower after announcing that 2019 would be another year of substantial investments which would negatively impact their industry-leading margins. The company also announced a dividend cut to de-lever faster and an $15 billion impairment charge on some of their brands, bringing into question their whole acquisition/cost-cutting driven strategy. We have exited our position.

NetApp shares were under pressure after the company preannounced negatively during the third quarter, blaming sales execution issues in North America and a macroeconomic slowdown. We have exited our position.

STRATEGY & OUTLOOK

In the short-term, we expect the U.S. economy to continue to show economic growth, albeit at slower rates than experienced in 2018 and early 2019, driven by favorable consumer confidence, falling regulatory hurdles, and technological innovation. However, there are several warning signs on the horizon including less synchronized global growth, weakening transport volumes, poor ISM purchasing managers surveys, and a recent flattening/inversion of the yield curve. While a recession later this year would not surprise us, it is not our base case assumption at this time.

We continue to maintain our discipline around valuation and focus on companies with competitive advantages and skilled management teams that are out-executing peers. The evidence of this we look for in our companies include high returns on invested capital, consistently strong pricing power, and/or rising market shares. During times of economic volatility such companies frequently widen their lead over weaker competitors. We seek to invest in companies characterized by these qualities at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance, especially in down markets.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or

4      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2019. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

5      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Series I Shares of the Fund at 12/31/19

1-Year     32.08%     5-Year     10.41%     10-Year     12.50%

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Series II Shares of the Fund at 12/31/19

1-Year     31.74%     5-Year     10.14%     10-Year     12.21%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

6      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During 6 Months Ended December 31, 2019
Series I shares	$1,000.00	$1,089.20	$4.22
Series II shares	1,000.00	1,087.60	5.54

Hypothetical
(5% return before expenses)
Series I shares	1,000.00	1,021.17	4.08
Series II shares	1,000.00	1,019.91	5.36

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2019 are as follows:

Class	Expense Ratios
Series I shares	0.80%
Series II shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

7      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

SCHEDULE OF INVESTMENTS December 31, 2019

	Shares	Value
Common Stocks—98.7%
Consumer Discretionary—19.5%
Automobiles—0.6%
General Motors Co.	224,050	$8,200,230
Hotels, Restaurants & Leisure—0.9%
Starbucks Corp.	132,969	11,690,634
Household Durables—0.8%
DR Horton, Inc.	201,705	10,639,939
Interactive Media & Services—5.9%
Alphabet, Inc., Cl. A1	19,931	26,695,382
Facebook, Inc., Cl. A1	242,230	49,717,708
		76,413,090
Internet & Catalog Retail—6.0%
Amazon.com, Inc.[1]	25,837	47,742,642
Booking Holdings, Inc.[1]	14,550	29,881,772
		77,624,414
Specialty Retail—5.3%
Best Buy Co., Inc.	205,035	18,002,073
Home Depot, Inc. (The)	122,172	26,679,921
O’Reilly Automotive, Inc.[1]	24,546	10,757,530
Ulta Beauty, Inc.[1]	53,328	13,499,450
		68,938,974
Consumer Staples—5.9%
Beverages—1.7%
Anheuser-Busch InBev SA	131,153	10,754,744
Constellation Brands, Inc., Cl. A	61,290	11,629,777
		22,384,521
Household Products—4.2%
Church & Dwight Co., Inc.	114,244	8,035,923
Procter & Gamble Co. (The)	377,260	47,119,774
		55,155,697
Energy—5.3%
Energy Equipment & Services—1.3%
Schlumberger Ltd.	417,077	16,766,496
Oil, Gas & Consumable Fuels—4.0%
Magellan Midstream Partners LP	294,045	18,486,609
Suncor Energy, Inc.	1,037,050	34,015,240
		52,501,849

Financials—21.5%
Capital Markets—3.3%
Intercontinental Exchange, Inc.	180,466	16,702,128
S&P Global, Inc.	85,963	23,472,197
Tradeweb Markets, Inc., Cl. A	55,473	2,571,174
		42,745,499

Commercial Banks—6.3%
Danske Bank AS	556,931	9,006,912
JPMorgan Chase & Co.	469,013	65,380,412
SVB Financial Group[1]	29,091	7,303,005
		81,690,329

Consumer Finance—2.7%
Capital One Financial Corp.	347,183	35,728,603

Diversified Financial Services—5.3%
AXA Equitable Holdings, Inc.	1,007,005	24,953,584
Berkshire Hathaway, Inc., Cl. B1	193,290	43,780,185
		68,733,769

Insurance—1.0%
Fidelity National Financial, Inc.	138,757	6,292,630
Progressive Corp. (The)	93,138	6,742,260
		13,034,890

Real Estate Investment Trusts (REITs)—2.9%
Prologis, Inc.	425,563	37,934,686

	Shares	Value
Health Care—16.5%
Biotechnology—0.8%
Gilead Sciences, Inc.	149,810	$9,734,654

Health Care Equipment & Supplies—2.8%
Boston Scientific Corp.[1]	167,164	7,559,156
Zimmer Biomet Holdings, Inc.	195,481	29,259,596
		36,818,752

Health Care Providers & Services—4.6%
Laboratory Corp. of America Holdings[1]	33,530	5,672,270
UnitedHealth Group, Inc.	184,740	54,309,865
		59,982,135

Life Sciences Tools & Services—1.7%
Thermo Fisher Scientific, Inc.	66,490	21,600,606

Pharmaceuticals—6.6%
AstraZeneca plc, Sponsored ADR	450,730	22,473,398
Elanco Animal Health, Inc.[1]	735,560	21,662,242
Merck & Co., Inc.	463,261	42,133,588
		86,269,228

Industrials—8.6%
Aerospace & Defense—3.0%
Lockheed Martin Corp.	101,320	39,451,982

Air Freight & Couriers—0.3%
CH Robinson Worldwide, Inc.	48,769	3,813,736

Commercial Services & Supplies—0.7%
Republic Services, Inc., Cl. A	108,486	9,723,600

Industrial Conglomerates—1.8%
Honeywell International, Inc.	133,516	23,632,332

Machinery—0.2%
Stanley Black & Decker, Inc.	12,667	2,099,429

Road & Rail—1.5%
Union Pacific Corp.	104,507	18,893,820

Trading Companies & Distributors—1.1%
Fastenal Co.	381,969	14,113,754

Information Technology—17.1%
Communications Equipment—2.2%
Motorola Solutions, Inc.	174,904	28,184,030

IT Services—2.3%
Amdocs Ltd.	181,716	13,118,078
Mastercard, Inc., Cl. A	55,120	16,458,281
		29,576,359

Semiconductors & Semiconductor Equipment—4.7%
Applied Materials, Inc.	455,896	27,827,892
QUALCOMM, Inc.	271,560	23,959,739
Texas Instruments, Inc.	71,080	9,118,853
		60,906,484

Software—7.9%
Microsoft Corp.	657,393	103,670,876

Materials—0.6%
Chemicals—0.6%
Ecolab, Inc.	37,760	7,287,302

Telecommunication Services—2.0%
Diversified Telecommunication Services—2.0%
Verizon Communications, Inc.	428,195	26,291,173

Utilities—1.7%
Electric Utilities—1.2%
Duke Energy Corp.	173,904	15,861,784

Gas Utilities—0.5%
UGI Corp.	153,107	6,914,312
Total Common Stocks (Cost $961,727,558)		1,285,009,968

8      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

	Shares	Value
Investment Company—1.1%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%[2] (Cost $14,860,862)	14,860,862	$14,860,862
Total Investments, at Value (Cost $976,588,420)	99.8%	1,299,870,830
Net Other Assets (Liabilities)	0.2	2,412,420
Net Assets	100.0%	$1,302,283,250

Footnotes to Schedule of Investments

1. Non-income producing security.

2. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

Glossary:
Definitions
ADR	American Depositary Receipt

See accompanying Notes to Financial Statements.

9      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2019

Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $961,727,558)	$1,285,009,968
Affiliated companies (cost $14,860,862)	14,860,862

1,299,870,830
Cash	28,649
Cash—foreign currencies (cost $649)	658
Receivables and other assets:
Investments sold	10,466,797
Dividends	997,041
Shares of beneficial interest sold	180,807
Other	162,623

Total assets	1,311,707,405
Liabilities
Payables and other liabilities:
Investments purchased	7,881,304
Shares of beneficial interest redeemed	591,433
Administration fees	447,209
Trustees’ compensation	155,414
Distribution and service plan fees	153,990
Shareholder communications	109,407
Advisory fees	23,215
Transfer and shareholder servicing agent fees	20,676
Other	41,507

Total liabilities	9,424,155
Net Assets	$1,302,283,250

Composition of Net Assets
Shares of beneficial interest	$872,244,157
Total distributable earnings	430,039,093

Net Assets	$1,302,283,250

Net Asset Value Per Share

Series I Shares:

Net asset value, redemption price per share and offering price per share (based on net assets of $570,820,662 and 19,389,120 shares of beneficial interest outstanding)	$29.44

Series II Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $731,462,588 and 25,178,072 shares of beneficial interest outstanding)	$29.05

See accompanying Notes to Financial Statements.

10      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2019

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $204,661)	$23,574,006
Affiliated companies	448,162

Total investment income	24,022,168
Expenses
Advisory fees	8,224,842
Administration fees	1,175,066
Distribution and service plan fees:
Series II shares	1,779,228
Transfer and shareholder servicing agent fees:
Series I shares	275,587
Series II shares	362,137
Shareholder communications:
Series I shares	47,003
Series II shares	60,884
Trustees’ compensation	31,398
Borrowing fees	15,002
Custodian fees and expenses	8,413
Other	83,038

Total expenses	12,062,598
Less waivers, reimbursement of expenses and offset arrangement(s)	(239,242)

Net expenses	11,823,356
Net Investment Income	12,198,812
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (includes net gains from securities sold to affiliates of $2,084,230)	98,455,955
Foreign currency transactions	(12,638)

Net realized gain	98,443,317
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in unaffiliated companies	230,851,553
Translation of assets and liabilities denominated in foreign currencies	6,535

Net change in unrealized appreciation/(depreciation)	230,858,088
Net Increase in Net Assets Resulting from Operations	$341,500,217

See accompanying Notes to Financial Statements.

11      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$12,198,812	$11,343,487
Net realized gain	98,443,317	222,465,657
Net change in unrealized appreciation/(depreciation)	230,858,088	(328,736,245)

Net increase (decrease) in net assets resulting from operations	341,500,217	(94,927,101)
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Series I shares	(93,497,935)	(53,341,045)
Series II shares	(121,555,544)	(71,631,264)

Total distributions from distributable earnings	(215,053,479)	(124,972,309)
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Series I shares	30,061,913	17,298,831
Series II shares	29,147,063	(27,705,526)

Total beneficial interest transactions	59,208,976	(10,406,695)
Net Assets
Total increase (decrease)	185,655,714	(230,306,105)
Beginning of period	1,116,627,536	1,346,933,641

End of period	$1,302,283,250	$1,116,627,536

See accompanying Notes to Financial Statements.

12      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

FINANCIAL HIGHLIGHTS

Series I Shares	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$26.82	$32.25	$28.41	$29.24	$33.61
Income (loss) from investment operations:
Net investment income[1]	0.32	0.32	0.34	0.33	0.33
Net realized and unrealized gain (loss)	7.73	(2.55)	4.41	2.76	0.80

Total from investment operations	8.05	(2.23)	4.75	3.09	1.13
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.34)	(0.38)	(0.39)	(0.34)	(0.32)
Distributions from net realized gain	(5.09)	(2.82)	(0.52)	(3.58)	(5.18)

Total dividends and/or distributions to shareholders	(5.43)	(3.20)	(0.91)	(3.92)	(5.50)
Net asset value, end of period	$29.44	$26.82	$32.25	$28.41	$29.24

Total Return, at Net Asset Value[2]	32.03%	(7.89)%	16.91%	11.62%	3.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$570,821	$485,230	$561,555	$485,196	$518,456
Average net assets (in thousands)	$546,812	$543,152	$535,770	$502,522	$541,020
Ratios to average net assets:[3]
Net investment income	1.11%	1.03%	1.12%	1.16%	1.05%
Expenses excluding specific expenses listed below	0.82%	0.80%	0.78%	0.79%	0.78%
Interest and fees from borrowings[4]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[5]	0.82%	0.80%	0.78%	0.79%	0.78%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%[6]	0.78%[6]	0.79%[6]	0.78%[6]
Portfolio turnover rate[7]	43%	65%	35%	33%	44%

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from fund fees and expenses were as follows:

Year Ended December 31, 2019	0.82%
Year Ended December 31, 2018	0.80%
Year Ended December 31, 2017	0.78%
Year Ended December 31, 2016	0.79%
Year Ended December 31, 2015	0.78%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

13      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

FINANCIAL HIGHLIGHTS Continued

Series II Shares	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$26.51	$31.91	$28.12	$28.98	$33.33
Income (loss) from investment operations:
Net investment income[1]	0.25	0.24	0.26	0.26	0.25
Net realized and unrealized gain (loss)	7.64	(2.53)	4.37	2.72	0.80

Total from investment operations	7.89	(2.29)	4.63	2.98	1.05
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.29)	(0.32)	(0.26)	(0.22)
Distributions from net realized gain	(5.09)	(2.82)	(0.52)	(3.58)	(5.18)

Total dividends and/or distributions to shareholders	(5.35)	(3.11)	(0.84)	(3.84)	(5.40)
Net asset value, end of period	$29.05	$26.51	$31.91	$28.12	$28.98

Total Return, at Net Asset Value[2]	31.74%	(8.10)%	16.63%	11.30%	3.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$731,463	$631,398	$785,379	$772,594	$715,328
Average net assets (in thousands)	$711,914	$740,691	$788,342	$725,836	$757,218
Ratios to average net assets:[3]
Net investment income	0.86%	0.78%	0.87%	0.94%	0.80%
Expenses excluding specific expenses listed below	1.07%	1.05%	1.03%	1.04%	1.03%
Interest and fees from borrowings[4]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[5]	1.07%	1.05%	1.03%	1.04%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%[6]	1.03%[6]	1.04%[6]	1.03%[6]
Portfolio turnover rate[7]	43%	65%	35%	33%	44%

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from fund fees and expenses were as follows:

Year Ended December 31, 2019	1.07%
Year Ended December 31, 2018	1.05%
Year Ended December 31, 2017	1.03%
Year Ended December 31, 2016	1.04%
Year Ended December 31, 2015	1.03%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

14      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2019

Note 1 – Significant Accounting Policies

Invesco Oppenheimer V.I. Main Street Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Main Street Fund/VA (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Non-Service and Service shares received Series I and Series II shares of the Fund, respectively. Information for the Acquired Fund’s Non-Service and Service shares prior to the Reorganization is included with Series I and Series II, respectively, throughout this report.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial

Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a

15      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Continued

security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.
D.	Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually to separate accounts of participating insurance companies or at other times as determined necessary by the Adviser.
E.	Master Limited Partnerships - The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.	Return of Capital - Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.
G.	Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.	Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

16      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

I.	Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
J.	Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
K.	Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.58
Over $5 billion	0.56

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2019, the effective advisory fees incurred by the Fund was 0.65%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $3,249,790 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.80% and 1.05%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal

17      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Continued

to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $20,507 and reimbursed Fund expenses of $87,745 and $126,110 for Series I and Series II shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $107,793 for accounting and fund administrative services and was reimbursed $1,067,273 for fees paid to insurance companies. Additionally, Invesco has entered into service agreements whereby JP Morgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended December 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Series II shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI at an annual rate of 0.25% of the average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the class of shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own shares of such class. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended December 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$253,507,281	$—	$—	$253,507,281
Consumer Staples	66,785,474	10,754,744	—	77,540,218

18      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Common Stocks (Continued)
Energy	$69,268,345	$—	$—	$69,268,345
Financials	270,860,864	9,006,912	—	279,867,776
Health Care	214,405,375	—	—	214,405,375
Industrials	111,728,653	—	—	111,728,653
Information Technology	222,337,749	—	—	222,337,749
Materials	7,287,302	—	—	7,287,302
Telecommunication Services	26,291,173	—	—	26,291,173
Utilities	22,776,096	—	—	22,776,096
Investment Company	14,860,862	—	—	14,860,862

Total Assets	$1,280,109,174	$19,761,656	$—	$1,299,870,830

Note 4 – Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period January 1, 2019 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities sales of $4,383,960, which resulted in net realized gains of $221,208. For the period May 25, 2019 to December 31, 2019, the Fund engaged in transactions with affiliates as listed: Securities purchased of $4,918,922 and securities sales of $12,411,089, which resulted in net realized gains of $1,863,022.

Note 5 – Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,880.

Note 6 – Trustee and Officer Fees and Benefits

Certain Trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 7 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 8 – Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018
Ordinary income	$15,468,146	$27,663,938
Long-term capital gain	199,585,333	97,308,371

Total distributions	$215,053,479	$124,972,309

19      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Continued

Tax Components of Net Assets at Period-End:

2019
Undistributed ordinary income	$19,327,783
Undistributed long-term gain	92,530,791
Net unrealized appreciation - investments	318,333,446
Temporary book/tax differences	(152,927)
Shares of beneficial interest	872,244,157

Total net assets	$1,302,283,250

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnership transactions.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has no capital loss carryforward as of December 31, 2019.

Note 9 – Investments Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $535,246,314 and $678,399,374, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$324,771,375
Aggregate unrealized (depreciation) of investments	(6,437,929)

Net unrealized appreciation of investments	$318,333,446

Cost of investments for tax purposes is $981,538,258.

Note 10 – Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnership transactions, on December 31, 2019, undistributed net investment income was decreased by $2,653,476, undistributed net realized gain was increased by $2,653,327 and shares of beneficial interest was increased by $149. This reclassification had no effect on the net assets of the Fund.

Note 11 – Share Information

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2019[1]		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount
Series I Shares
Sold	673,942	$19,609,116	1,272,402	$37,785,582
Dividends and/or distributions reinvested	3,495,250	93,497,935	1,802,062	53,341,045
Redeemed	(2,875,474)	(83,045,138)	(2,391,616)	(73,827,796)

Net increase (decrease)	1,293,718	$30,061,913	682,848	$17,298,831

Series II Shares
Sold	1,630,045	$46,915,384	2,634,038	$78,888,308
Dividends and/or distributions reinvested	4,599,150	121,555,544	2,444,753	71,631,264
Redeemed	(4,866,048)	(139,323,865)	(5,873,057)	(178,225,098)

Net increase (decrease)	1,363,147	$29,147,063	(794,266)	$(27,705,526)

20      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 50% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including, but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Note 12 – Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

21      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco Oppenheimer V.I. Main Street Fund®

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer V.I. Main Street Fund® (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statements of operations and of changes in net assets for the year ended December 31, 2019, including the related notes, and the financial highlights for the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and changes in its net assets for the year ended December 31, 2019 and the financial highlights for the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer V.I. Main Street Fund® (formerly known as Oppenheimer Main Street Fund/VA) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax

Long-Term Capital Gain Distributions	$199,585,333
Corporate Dividends Received Deduction*	99.97%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco. com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

24      INVESCO OPPENHEIMER V.I. MAIN STREET FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSON
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

25       INVESCO OPPENHEIMER V.I. MAIN STREET FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non - profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229*	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

26       INVESCO OPPENHEIMER V.I. MAIN STREET FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort – 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

27       INVESCO OPPENHEIMER V.I. MAIN STREET FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

28       INVESCO OPPENHEIMER V.I. MAIN STREET FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

29       INVESCO OPPENHEIMER V.I. MAIN STREET FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	JPMorgan Chase Bank 4 Chase Metro Tech Center Brooklyn, NY 11245

30       INVESCO OPPENHEIMER V.I. MAIN STREET FUND

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Annual Report	12/31/2019

Invesco Oppenheimer

V.I. Main Street Small Cap Fund®*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company. If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semi annual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on
Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Main Street Small Cap Fund/VA. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

PORTFOLIO MANAGERS: Matthew P. Ziehl, CFA, Raymond Anello, CFA, Raman Vardharaj, CFA, Joy Budzinski, Kristin Ketner, Magnus Krantz and Adam Weiner.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/19

	Inception Date	1-Year	5-Year	10-Year
Series I Shares*	5/1/98	26.47%	7.54%	12.45%
Series II Shares*	7/16/01	26.13	7.27	12.17
Russell 2000 Index		25.52	8.23	11.83

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the Oppenheimer predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

TOP HOLDINGS AND ALLOCATIONS

TOP TEN COMMON STOCK HOLDINGS

Zynga, Inc., Cl. A	2.3%
ASGN, Inc.	2.3
MKS Instruments, Inc.	2.2
CACI International, Inc., Cl. A	2.1
Korn Ferry	2.1
WSFS Financial Corp.	2.0
j2 Global, Inc.	2.0
Matador Resources Co.	2.0
Four Corners Property Trust, Inc.	1.8
Avista Corp.	1.7

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on net assets.

SECTOR ALLOCATION

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on the total market value of common stocks.

For more current Fund holdings, please visit invesco.com.

*Effective after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses.

3      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

Fund Performance Discussion

The Fund’s Series I shares returned 26.47% during the reporting period. In comparison, the Russell 2000 Index returned 25.52% during the same period. The Fund’s outperformance was mainly driven by stock selection within the information technology, industrials, and communication services sectors. This was partially offset by negative stock selection within the consumer discretionary, health care, and consumer staples sectors.

MARKET OVERVIEW

The U.S. economy experienced slowing growth over the course of 2019, notably in the industrial economy where some manufacturing indicators dipped into negative territory as the impact of trade wars and tariffs weighed on export demand. Nevertheless, overall employment and consumption remained solid. U.S. stocks were range-bound until late in the year, before driving higher to new record levels in the fourth calendar quarter. A reversal of Federal Reserve policy from tightening to easing drove lower interest rates during the spring and summer months, which along with overall economic resiliency gave comfort to equity investors despite ongoing political turmoil at home and abroad.

Within the Russell 2000 Index, 10 of 11 sectors posted positive returns. Energy was the only sector with a negative result. Eights sectors produced >20% returns with information technology leading the way.

FUND REVIEW

The key individual contributors to relative returns included Generac, CACI International, and MKS Instruments.

Generator manufacturer Generac outperformed as investors grew increasingly optimistic on the company’s future growth prospects in California as PG&E’s new rolling blackout policies have created robust interest for Generac’s home standby generators. We agree directionally with this assessment but believe this growth will take several years to gain traction as Generac must expand its retailer and installer network in California, which will take some time. Therefore, we took advantage of strength in the shares to reduce our position in order to manage risk.

Defense technology services provider CACI showed improving organic growth against a backdrop of a strengthening defense spending outlook. A strong awards pace and expanding backlog sets CACI up well for 2020 revenue growth and margin expansion. In addition, the recently-acquired LGS Innovations and Mastodon Design organizations appear to be integrating well and delivering results ahead of expectations.

MKS Instruments provides tools for measuring and control of gases used in semiconductor manufacturing, as well as adjacent products such as flat panel displays. The industry is seeing bottoming in demand as Foundry/Logic customers, including TSM, Intel and Samsung, ramp up their capital spending plans. The Memory market remains soft but stabilizing commodity prices suggest that it’s only a matter of time before memory customers resume capital spending to boost supply growth. Given strong secular end demand drivers, we believe that the market is discounting improved performance well before the fundamentals are reflected in current numbers.

The key individual detractors to relative returns included Houghton Mifflin Harcourt, Nu Skin Enterprises, and Spirit Airlines.

Houghton Mifflin underperformed after one of its larger markets (Florida) pushed back the implementation of a key text book scheduled for introduction in 2019.

Nu Skin’s sales in China (30% of sales) slowed down materially in 2019. Chinese regulators imposed marketing constraints on all multi-level marketing companies in response to a consumer’s death due to improper treatment of an illness resulting from the improper marketing of product efficacy by one multi-level, unaffiliated marketing company. Given the lack of visibility into the easing of such regulatory constraints we exited the position as of the end of the year.

Spirit Airlines faced several headwinds during the year including a spike in costs driven by poor execution from stretching the network too thin, runway construction at its main hub in Fort Lauderdale, and hurricane Dorian.

STRATEGY & OUTLOOK

In the short-term, we expect the U.S. economy to continue to show economic growth, albeit at slower rates than experienced in 2018 and early 2019, driven by favorable consumer confidence, falling regulatory hurdles, and technological innovation. However, there are several warning signs on the horizon including less synchronized global growth, weakening transport volumes, poor ISM purchasing managers surveys, and a recent flattening/inversion of the yield curve. While a recession later this year would not surprise us, it is not our base case assumption at this time.

4      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

We continue to maintain our discipline around valuation and focus on companies with competitive advantages and skilled management teams that are out-executing peers. The evidence of this we look for in our companies include high returns on invested capital, consistently strong pricing power, and/or rising market shares. During times of economic volatility such companies frequently widen their lead over weaker competitors. We seek to invest in companies characterized by these qualities at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance, especially in down markets.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2019. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

5      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Series I Shares of the Fund at 12/31/19

1-Year     26.47%     5-Year     7.54%     10-Year  12.45%

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Average Annual Total Returns of Series II Shares of the Fund at 12/31/19

1-Year     26.13%     5-Year     7.27%     10-Year  12.17%

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the Oppenheimer predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

6      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During 6 Months Ended December 31, 2019
Series I shares	$1,000.00	$1,091.70	$4.23
Series II shares	1,000.00	1,090.50	5.55

Hypothetical (5% return before expenses)
Series I shares	1,000.00	1,021.17	4.08
Series II shares	1,000.00	1,019.91	5.36

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2019 are as follows:

Class	Expense Ratios
Series I shares	0.80%
Series II shares	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

7      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

SCHEDULE OF INVESTMENTS December 31, 2019

	Shares	Value
Common Stocks—99.8%
Consumer Discretionary—14.4%
Auto Components—2.7%
Dorman Products, Inc.[1]	102,368	$7,751,305
Visteon Corp.[1]	132,159	11,443,648
		19,194,953
Diversified Consumer Services—0.9%
Houghton Mifflin Harcourt Co.[1]	1,055,534	6,597,087
Entertainment—2.3%
Zynga, Inc., Cl. A1	2,672,230	16,354,048
Hotels, Restaurants & Leisure—4.4%
Cedar Fair LP	64,684	3,586,081
Jack in the Box, Inc.	111,761	8,720,711
Texas Roadhouse, Inc., Cl. A	187,890	10,581,965
Wendy’s Co. (The)	393,460	8,738,746
		31,627,503
Household Durables—0.9%
TopBuild Corp.[1]	61,443	6,333,544
Internet & Catalog Retail—0.5%
Etsy, Inc.[1]	80,962	3,586,617
Specialty Retail—2.7%
AutoNation, Inc.[1]	169,930	8,263,696
Monro, Inc.	143,405	11,214,271
		19,477,967
Consumer Staples—3.3%
Food & Staples Retailing—1.2%
BJ’s Wholesale Club Holdings, Inc.[1]	392,625	8,928,292
Household Products—1.3%
Energizer Holdings, Inc.	191,198	9,601,964
Personal Products—0.8%
BellRing Brands, Inc., Cl. A1	259,047	5,515,111
Energy—4.9%
Oil, Gas & Consumable Fuels—4.9%
Matador Resources Co.[1]	777,065	13,963,858
Noble Midstream Partners LP	323,299	8,586,821
Range Resources Corp.	446,153	2,163,842
Renewable Energy Group, Inc.[1]	379,783	10,235,152
		34,949,673
Financials—21.7%
Capital Markets—2.9%
Federated Investors, Inc., Cl. B	166,381	5,422,357
Focus Financial Partners, Inc., Cl. A1	161,684	4,764,827
Stifel Financial Corp.	177,349	10,756,217
		20,943,401
Commercial Banks—7.7%
Bank of NT Butterfield & Son Ltd. (The)	241,307	8,933,185
BankUnited, Inc.	104,267	3,812,001
Berkshire Hills Bancorp, Inc.	183,300	6,026,904
Cathay General Bancorp	150,851	5,739,881
CrossFirst Bankshares, Inc.[1]	188,586	2,719,410
Heritage Financial Corp.	217,073	6,143,166
IBERIABANK Corp.	120,948	9,050,539
Pacific Premier Bancorp, Inc.	161,758	5,274,120
Sterling Bancorp	341,169	7,191,842
		54,891,048
Insurance—1.4%
ProAssurance Corp.	184,998	6,685,828
ProSight Global, Inc.[1]	204,792	3,303,295
		9,989,123
Real Estate Investment Trusts (REITs)—6.8%
Brandywine Realty Trust	635,789	10,013,677
DiamondRock Hospitality Co.	1,002,698	11,109,894
EPR Properties	90,832	6,416,372

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Four Corners Property Trust, Inc.	461,328	$13,004,836
National Storage Affiliates Trust	239,942	8,066,850
		48,611,629
Thrifts & Mortgage Finance—2.9%
OceanFirst Financial Corp.	259,792	6,635,088
WSFS Financial Corp.	327,306	14,398,191
		21,033,279
Health Care—13.2%
Biotechnology—1.9%
Emergent BioSolutions, Inc.[1]	132,857	7,167,635
G1 Therapeutics, Inc.[1]	77,828	2,056,994
uniQure NV1	60,505	4,335,788
		13,560,417
Health Care Equipment & Supplies—3.3%
AtriCure, Inc.[1]	135,391	4,401,561
CryoPort, Inc.[1]	165,887	2,730,500
Quidel Corp.[1]	107,983	8,101,965
Tandem Diabetes Care, Inc.[1]	139,758	8,330,974
		23,565,000
Health Care Providers & Services—2.5%
Addus HomeCare Corp.[1]	84,007	8,167,161
LHC Group, Inc.[1]	71,052	9,788,123
		17,955,284
Health Care Technology—2.5%
Inspire Medical Systems, Inc.[1]	118,282	8,777,707
Teladoc Health, Inc.[1]	104,858	8,778,712
		17,556,419
Life Sciences Tools & Services—1.7%
Adaptive Biotechnologies Corp.[1]	49,268	1,474,099
Repligen Corp.[1]	112,302	10,387,935
		11,862,034
Pharmaceuticals—1.3%
Axsome Therapeutics, Inc.[1]	30,554	3,158,061
Intersect ENT, Inc.[1]	159,990	3,983,751
TherapeuticsMD, Inc.[1]	776,800	1,879,856
		9,021,668
Industrials—16.7%
Airlines—0.9%
Spirit Airlines, Inc.[1]	169,454	6,830,691
Building Products—1.2%
Masonite International Corp.[1]	119,749	8,647,075
Commercial Services & Supplies—1.5%
ACCO Brands Corp.	1,132,778	10,602,802
Construction & Engineering—0.5%
Comfort Systems USA, Inc.	65,411	3,260,738
Electrical Equipment—3.2%
Atkore International Group, Inc.[1]	188,815	7,639,455
EnerSys	41,221	3,084,567
Generac Holdings, Inc.[1]	121,895	12,261,418
		22,985,440
Machinery—5.0%
Chart Industries, Inc.[1]	58,785	3,967,400
EnPro Industries, Inc.	95,736	6,402,824
Evoqua Water Technologies Corp.[1]	296,273	5,614,373
Greenbrier Cos., Inc. (The)	118,754	3,851,192
Navistar International Corp.[1]	158,855	4,597,264
Rexnord Corp.[1]	348,068	11,353,978
		35,787,031
Professional Services—4.4%
ASGN, Inc.[1]	229,975	16,321,326
Korn Ferry	350,203	14,848,607
		31,169,933

8      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

	Shares	Value
Information Technology—15.4%
IT Services—4.7%
CACI International, Inc., Cl. A1	60,123	$15,030,149
KBR, Inc.	360,774	11,003,607
Perspecta, Inc.	291,945	7,719,026
		33,752,782
Semiconductors & Semiconductor Equipment—5.0%
Brooks Automation, Inc.	241,294	10,124,696
MKS Instruments, Inc.	140,750	15,483,908
Semtech Corp.[1]	187,581	9,923,035
		35,531,639
Software—5.7%
Bottomline Technologies DE, Inc.[1]	168,491	9,031,118
Envestnet, Inc.[1]	61,345	4,271,452
j2 Global, Inc.	151,443	14,191,724
Paylocity Holding Corp.[1]	44,044	5,321,396
Q2 Holdings, Inc.[1]	95,964	7,780,761
		40,596,451
Materials—5.3%
Construction Materials—1.5%
Summit Materials, Inc., Cl. A1	463,796	11,084,724

	Shares	Value
Metals & Mining—3.8%
Allegheny Technologies, Inc.[1]	248,080	$5,125,333
Compass Minerals International, Inc.	126,326	7,700,833
Kaiser Aluminum Corp.	108,855	12,070,931
Mayville Engineering Co., Inc.[1]	215,463	2,021,043
		26,918,140
Utilities—4.9%
Gas Utilities—3.2%
South Jersey Industries, Inc.	352,731	11,633,068
Suburban Propane Partners LP	526,115	11,495,613
		23,128,681
Multi-Utilities—1.7%
Avista Corp.	255,206	12,272,857
Total Common Stocks (Cost $561,572,593)		713,725,045
Investment Company—0.3%
Invesco Government & Agency Portfolio, Institutional Class, 1.50%[2] (Cost $1,914,336)	1,914,336	1,914,336
Total Investments, at Value (Cost $563,486,929)	100.1%	715,639,381
Net Other Assets (Liabilities)	(0.1)	(616,945)
Net Assets	100.0%	$715,022,436

Footnotes to Schedule of Investments

1. Non-income producing security.

2. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

See accompanying Notes to Financial Statements.

9      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2019

Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $561,572,593)	$713,725,045
Affiliated companies (cost $1,914,336)	1,914,336

715,639,381
Cash	621,907
Receivables and other assets:
Dividends	355,982
Shares of beneficial interest sold	92,851
Other	90,459

Total assets	716,800,580
Liabilities
Payables and other liabilities:
Investments purchased	709,375
Shares of beneficial interest redeemed	366,434
Administration fee	282,692
Shareholder communications	141,900
Distribution and service plan fees	127,349
Trustees’ compensation	83,512
Advisory fee	13,755
Transfer and shareholder servicing agent fees	12,244
Other	40,883

Total liabilities	1,778,144
Net Assets	$715,022,436

Composition of Net Assets
Shares of beneficial interest	$556,112,137
Total distributable earnings	158,910,299

Net Assets	$715,022,436

Net Asset Value Per Share

Series I Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $109,695,280 and 4,703,587 shares of beneficial interest outstanding)	$23.32

Series II Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $605,327,156 and 26,439,702 shares of beneficial interest outstanding)	$22.89

See accompanying Notes to Financial Statements.

10      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2019

Investment Income
Dividends:
Unaffiliated companies	$11,264,066
Affiliated companies	290,096
Interest	34

Total investment income	11,554,196
Expenses
Advisory fees	6,104,920
Administration fees	838,910
Distribution and service plan fees:
Series II shares	1,932,910
Transfer and shareholder servicing agent fees:
Series I shares	69,832
Series II shares	425,028
Shareholder communications:
Series I shares	19,882
Series II shares	130,089
Trustees’ compensation	27,169
Borrowing fees	11,947
Custodian fees and expenses	4,471
Other	65,792

Total expenses	9,630,950
Less waivers, reimbursement of expenses and offset arrangement(s)	(572,497)

Net expenses	9,058,453
Net Investment Income	2,495,743
Realized and Unrealized Gain
Net realized gain on investment transactions in unaffiliated companies	69,732,405
Net change in unrealized appreciation/(depreciation) on investment transactions in unaffiliated companies	122,277,503
Net Increase in Net Assets Resulting from Operations	$194,505,651

See accompanying Notes to Financial Statements.

11      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$2,495,743	$713,422
Net realized gain	69,732,405	96,680,460
Net change in unrealized appreciation/(depreciation)	122,277,503	(191,923,313)

Net increase (decrease) in net assets resulting from operations	194,505,651	(94,529,431)
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Series I shares	(10,160,591)	(19,059,602)
Series II shares	(77,152,079)	(117,234,118)

Total distributions from distributable earnings	(87,312,670)	(136,293,720)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Series I shares	(31,945,204)	4,916,454
Series II shares	(220,156,704)	(2,571,998)

Total beneficial interest transactions	(252,101,908)	2,344,456
Net Assets
Total decrease	(144,908,927)	(228,478,695)
Beginning of period	859,931,363	1,088,410,058

End of period	$715,022,436	$859,931,363

See accompanying Notes to Financial Statements.

12      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Series I Shares	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$20.36	$25.79	$24.08	$21.32	$26.56
Income (loss) from investment operations:
Net investment income[1]	0.11	0.07	0.07	0.16	0.12
Net realized and unrealized gain (loss)	5.06	(2.07)	3.22	3.55	(1.28)

Total from investment operations	5.17	(2.00)	3.29	3.71	(1.16)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.08)	(0.22)	(0.11)	(0.23)
Distributions from net realized gain	(2.16)	(3.35)	(1.36)	(0.84)	(3.85)

Total dividends and/or distributions to shareholders	(2.21)	(3.43)	(1.58)	(0.95)	(4.08)
Net asset value, end of period	$23.32	$20.36	$25.79	$24.08	$21.32

Total Return, at Net Asset Value[2]	26.47%	(10.32)%	14.15%	18.05%	(5.90)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$109,695	$123,962	$152,617	$145,428	$129,104
Average net assets (in thousands)	$118,599	$150,279	$150,376	$130,889	$134,932
Ratios to average net assets:[3]
Net investment income	0.49%	0.28%	0.28%	0.74%	0.49%
Expenses excluding specific expenses listed below	0.86%	0.83%	0.80%	0.81%	0.80%
Interest and fees from borrowings[4]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[5]	0.86%	0.83%	0.80%	0.81%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%[6]	0.80%	0.80%[6]
Portfolio turnover rate[7]	36%	45%	42%	65%	43%

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from fund fees and expenses were as follows:

Year Ended December 31, 2019	0.86%
Year Ended December 31, 2018	0.83%
Year Ended December 31, 2017	0.80%
Year Ended December 31, 2016	0.81%
Year Ended December 31, 2015	0.80%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

13      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS Continued

Series II Shares	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$20.03	$25.42	$23.75	$21.05	$26.26
Income (loss) from investment operations:
Net investment income[1]	0.05	0.01	0.01	0.10	0.06
Net realized and unrealized gain (loss)	4.97	(2.03)	3.18	3.49	(1.25)

Total from investment operations	5.02	(2.02)	3.19	3.59	(1.19)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.02)	(0.16)	(0.05)	(0.17)
Distributions from net realized gain	(2.16)	(3.35)	(1.36)	(0.84)	(3.85)

Total dividends and/or distributions to shareholders	(2.16)	(3.37)	(1.52)	(0.89)	(4.02)
Net asset value, end of period	$22.89	$20.03	$25.42	$23.75	$21.05

Total Return, at Net Asset Value[2]	26.13%	(10.54)%	13.91%	17.67%	(6.09)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$605,327	$735,969	$935,793	$922,037	$856,719
Average net assets (in thousands)	$772,788	$911,784	$919,475	$850,883	$927,514
Ratios to average net assets:[3]
Net investment income	0.25%	0.03%	0.03%	0.49%	0.24%
Expenses excluding specific expenses listed below	1.11%	1.08%	1.05%	1.06%	1.05%
Interest and fees from borrowings[4]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[5]	1.11%	1.08%	1.05%	1.06%	1.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%[6]	1.05%	1.05%[6]
Portfolio turnover rate[7]	36%	45%	42%	65%	43%
1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from fund fees and expenses were as follows:

Year Ended December 31, 2019	1.11%
Year Ended December 31, 2018	1.08%
Year Ended December 31, 2017	1.05%
Year Ended December 31, 2016	1.06%
Year Ended December 31, 2015	1.05%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

14      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2019

Note 1 – Significant Accounting Policies

Invesco Oppenheimer V.I. Main Street Small Cap Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Main Street Small Cap Fund/VA (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Non-Service and Service shares received Series I and Series II shares of the Fund, respectively. Information for the Acquired Fund’s Non-Service and Service shares prior to the Reorganization is included with Series I and Series II, respectively, throughout this report.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a

15      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.	Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.
D.	Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually to separate accounts of participating insurance companies or at other times as determined necessary by the Adviser.
E.	Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the

16      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

period-end date and before the date the financial statements are released to print.
H.	Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Master Limited Partnerships - The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

J.	Return of Capital - Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.58
Over $5 billion	0.56

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2019, the effective advisory fees incurred by the Fund was 0.68%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $2,608,376 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.80% and 1.05%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $12,559 and reimbursed Fund expenses of $69,898 and $486,974 for Series I and Series II shares, respectively.

Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Non-Service and Service shares to 0.80% and 1.05%, respectively, of the Acquired Fund’s average daily net assets.

17      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $71,567 for accounting and fund administrative services and was reimbursed $767,343 for fees paid to insurance companies. Additionally, Invesco has entered into service agreements whereby JP Morgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended December 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Series II shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI at an annual rate of 0.25% of the average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the class of shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own shares of such class. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended December 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 4 – Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period January 1, 2019 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities purchases of $126,589 which resulted in no net realized gains (losses). For the period May 25, 2019 to December 31, 2019, the Fund did not engage in transactions with affiliates.

18      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

Note 5 – Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,066.

Note 6 – Trustee and Officer Fees and Benefits

Certain Trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 7 – Cash Balance

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 8 – Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018
Ordinary income	$7,555,176	$29,120,771
Long-term capital gain	79,757,494	107,172,949

Total distributions	$87,312,670	$136,293,720

Tax Components of Net Assets at Period-End:

2019
Undistributed ordinary income	$4,655,621
Undistributed long-term gain	8,881,408
Net unrealized appreciation - investments	145,454,154
Temporary book/tax differences	(80,884)
Shares of beneficial interest	556,112,137

Total net assets	$715,022,436

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, partnerships and master limited partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2019.

Note 9 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased

19      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

and sold by the Fund during the year ended December 31, 2019 was $317,004,115 and $402,932,862, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$181,182,420
Aggregate unrealized (depreciation) of investments	(35,728,266)

Net unrealized appreciation of investments	$145,454,154

Cost of investments for tax purposes is $570,185,227.

Note 10 – Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of redemptions in-kind, on December 31, 2019, undistributed net investment income was decreased by $3,932,644, undistributed net realized gain was decreased by $59,600,099, and shares of beneficial interest was increased by $63,532,743. This reclassification had no effect on the net assets of the Fund.

Note 11 – Share Information

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2019[1]		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount
Series I Shares
Sold	483,827	$10,802,190	877,784	$21,586,667
Dividends and/or distributions reinvested	480,179	10,160,591	754,537	19,059,602
Redeemed	(2,347,530)	(52,907,985)	(1,462,725)	(35,729,815)

Net increase (decrease)	(1,383,524)	$(31,945,204)	169,596	$4,916,454

Series II Shares
Sold	2,432,799	$52,170,452	2,340,038	$56,752,666
Dividends and/or distributions reinvested	3,709,234	77,152,079	4,711,982	117,234,118
Redeemed[2]	(16,441,278)	(349,479,235)	(7,125,127)	(176,558,782)

Net increase (decrease)	(10,299,245)	$(220,156,704)	(73,107)	$(2,571,998)

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 58% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including, but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. On October 18, 2019, a total of 11,222,355 Series II shares of the Fund valued at $235,669,465 were redeemed by a significant shareholder and settled through a redemption-in-kind transaction, of which $1,490,346 consisted of cash, which resulted in a realized gain (loss) of $62,922,388 to the Fund for book purposes. From a federal income tax perspective, the realized gains (losses) are not recognized.

Note 12 – Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

20      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer V.I. Main Street Small Cap Fund® (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statements of operations and of changes in net assets for the year ended December 31, 2019, including the related notes, and the financial highlights for the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and changes in its net assets for the year ended December 31, 2019 and the financial highlights for the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer V.I. Main Street Small Cap Fund® (formerly known as Oppenheimer Main Street Small Cap Fund/ VA) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax

Long-Term Capital Gain Distributions	$79,757,494
Corporate Dividends Received Deduction*	86.18%

* The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•	Fund reports and prospectuses
•	Quarterly statements
•	Daily confirmations
•	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco. com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

23      INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSON

Martin L. Flanagan [1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

24       INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229*	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

25       INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort – 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

26       INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS

Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

27       INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

28       INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	JPMorgan Chase Bank 4 Chase Metro Tech Center Brooklyn, NY 11245

29       INVESCO OPPENHEIMER V.I. MAIN STREET SMALL CAP FUND

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Annual Report	12/31/2019

Invesco Oppenheimer

V.I. Total Return Bond Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the Fund’s shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company. If the insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications about the Fund electronically by following the instructions provided by the insurance company or by contacting your financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semi annual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC website, sec.gov. The Fund’s most recent portfolio holdings, as filed on Form N-PORT, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Total Return Bond Fund/VA. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

PORTFOLIO MANAGERS: Matthew Brill, Michael Hyman and Todd Schomberg1

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/19

	Inception Date	1-Year	5-Year	10-Year

Series I Shares[2]	4/3/85	9.53%	3.40%	5.36%

Series II Shares[2]	5/1/02	9.25	3.15	5.11

Bloomberg Barclays Credit Index		13.80	4.39	5.32

Bloomberg Barclays U.S. Aggregate Bond Index		8.72	3.05	3.75

FTSE Broad Investment Grade Bond Index		8.86	3.08	3.73

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the Oppenheimer predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

TOP HOLDINGS AND ALLOCATIONS

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	40.4%
Mortgage-Backed Obligations
Agency	17.3
CMOs	2.7
Non-Agency	6.8
Investment Company
Invesco Government & Agency Portfolio, Institutional
Class	15.5
Asset-Backed Securities	13.9
U.S. Government Obligations	3.4

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019 and are based on the total market value of investments.

CORPORATE BONDS & NOTES - TOP TEN INDUSTRIES

Commercial Banks	7.9%
Oil, Gas & Consumable Fuels	4.2
Food Products	2.2
Automobiles	2.1
Real Estate Investment Trusts (REITs)	2.0
Capital Markets	2.0
Insurance	1.6
Media	1.5
Electric Utilities	1.4
Pharmaceuticals	1.3

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of December 31, 2019, and are based on net assets.

For more current Fund holdings, please visit invesco.com.

1. Matthew Brill, Michael Hyman, and Todd Schomberg were named Portfolio Managers of the Fund effective January 14, 2020.

2. Effective after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses.

3      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

Fund Performance Discussion

MARKET OVERVIEW

Calendar year 2019 proved to be an increasingly volatile time for the US bond market. US Bond returns posted strong results for the year, as rates fell amid a decelerating global economy and persistent trade disputes between the US and China. Global risks remained a headwind to growth throughout most of the year. However, during the final months of 2019, rates increased amid diminishing risks of imminent rate cuts by the US Federal Reserve (the Fed), which were previously priced in. The global economy appeared to be stabilizing as trade disputes between the US and China, Brexit uncertainties and Chinese data all seemed less threatening to valuations. Credit investors were generally rewarded over the year, despite heightened volatility and escalating recession fears. US-based yield strategies remained competitive from a global perspective as negative yields increased across regions.

During the year, the Fed cut interest rates three times: in July, September and October 2019. However, at its December meeting, the Fed gave the clear indication that the target rate would likely remain at its current level through 2020 as factors that had driven risk aversion over the year had shown signs of improving.

US rate movements were a primary driver of valuations for the year. The two-year US Treasury yield declined from 2.48% to 1.58%, the 10-year US Treasury yield decreased from 2.69% to 1.92%, and the 30-year US Treasury yield decreased from 3.02% to 2.39%. The yield curve, as measured by the yield differential of the two-year US Treasury yield versus the 30-year US Treasury yield, steepened notably from 54 bps to 81 bps.

Corporate credit spreads were also a significant contributor to returns as spreads tightened about 0.60% during the year as solid corporate fundamentals and demand for high quality assets were robust in 2019. Corporate balance sheets remain relatively healthy as debt service levels remain strong and select BBB-rated companies look to further deleverage their balance sheets from recent acquisitions.

The US investment grade bond market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, returned 8.72% for the year. This was largely attributed to the decline in Treasury yields and the tightening of credit spreads. In particular, the credit sector returned 13.80%, with long-dated corporate bonds and those rated BBB performing the best. US Treasuries also registered a solid year with a 6.86% return.

FUND REVIEW

Against this backdrop, the Fund’s Series I shares returned 9.53% during the reporting period. In comparison, the Bloomberg Barclays US Aggregate Bond Index returned 8.72%. During this period, credit outperformed as the Bloomberg Barclays US Credit Index returned 13.80%.

In a period where credit outperformed US Treasuries, the Fund’s overweight position to credit and underweight to US Treasuries were the top contributors to return, leading the Fund to outperform the Bloomberg Barclays US Aggregate Bond Index. Additionally, the Fund had a small off-benchmark allocation to high yield which was beneficial, while an overweight to ABS and an underweight to agency MBS were both detractors.

STRATEGY & OUTLOOK

We expect 2020 to be a year of growth stabilization, with annual growth returning to around 1.8%, near our estimate of US potential growth. A US-China “Phase 1” deal would likely further improve growth prospects, even in manufacturing. Consumption looks relativity solid and interest rate-sensitive areas of the economy, such as housing, have improved.

We expect inflation to look much like it has in the post-crisis period at around 2.2%-2.5% per year. We separate prices into core sticky and flexible prices. The latter have been most affected by tariffs, but their impact should wane by the end of 2020. The Fed has been clear that the current rate of the Personal Consumption Expenditures (PCE) inflation (1.6%-1.8%) is fine and should not lead to rate cuts or hikes.

We believe the US Federal Reserve (Fed) is done cutting interest rates for the next six months. It has communicated that it is relatively comfortable with the current pace of economic growth and sees limited inflation pressures. For the Fed to cut further, growth must slow significantly. On the other hand, the Fed is unlikely to raise rates in the near future as it has committed to not raising rates unless there is a substantial increase in inflation.

We expect the 10-year Treasury to rise toward a fair value of around 2.35% over the next year. It could breach fair value if the Fed begins to hike rates, inflation accelerates or supply-demand technicals deteriorate.

4      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

We anticipate US corporate credit fundamentals to improve across most sectors in 2020. Although 2019 operating results were pressured by the first-half 2019 government shutdown, extended trade policy uncertainty and a stronger US dollar, earnings growth is still positive. Operating margins remain around historical highs, which supports improved free cash flow metrics. In addition, we are seeing pressure from shareholders to decrease leverage through management incentives.

US housing data have strengthened in recent months with improving affordability driven by low mortgage rates and a strong labor market. The rate of home price appreciation has accelerated after stabilizing near the long-term average. In the primary market, elevated securitization activity has weighed modestly on credit spreads but this has created value, in our view, relative to comparable fixed income credit sectors.

2020 faces many global uncertainties including a U.S. election, Brexit, unrest in Hong Kong and continuing trade tensions. However, the backdrop provided by global central bank easing more than offsets these concerns in our view helping to provide a foundation for potentially better growth, but also a strong tailwind to the fixed income market.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2019. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Credit Index, an index of non-convertible U.S. investment grade corporate bonds; the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds and the FTSE Broad Investment-Grade Bond Index, an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

5      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the Non-Service and Service share classes of the predecessor fund were reorganized into Series I and Series II Shares, respectively, of the Fund. Returns shown for Series I and Series II shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the Oppenheimer predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com

6      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During 6 Months Ended December 31, 2019
Series I shares	$1,000.00	$1,024.50	$3.83
Series II shares	1,000.00	1,023.60	5.11

Hypothetical (5% return before expenses)
Series I shares	1,000.00	1,021.42	3.83
Series II shares	1,000.00	1,020.16	5.10

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2019 are as follows:

Class	Expense Ratios
Series I shares	0.75%
Series II shares	1.00

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

7      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS December 31, 2019

	Principal Amount	Value
Asset-Backed Securities—16.0%
Auto Loans/Leases—11.6%
American Credit Acceptance Receivables Trust:
Series 2017-4, Cl. C, 2.94%, 1/10/24[1]	$84,726	$84,831
Series 2017-4, Cl. D, 3.57%, 1/10/24[1]	227,000	229,319
Series 2018-2, Cl. C, 3.70%, 7/10/24[1]	255,000	256,550
Series 2018-3, Cl. B, 3.49%, 6/13/22[1]	61,208	61,314
Series 2018-3, Cl. D, 4.14%, 10/15/24[1]	25,000	25,487
Series 2018-4, Cl. C, 3.97%, 1/13/25[1]	180,000	182,372
Series 2019-2, Cl. D, 3.41%, 6/12/25[1]	145,000	146,835
Series 2019-3, Cl. C, 2.76%, 9/12/25[1]	160,000	160,611
AmeriCredit Automobile Receivables Trust:
Series 2017-2, Cl. D, 3.42%, 4/18/23	300,000	305,265
Series 2017-4, Cl. D, 3.08%, 12/18/23	190,000	193,019
Series 2018-3, Cl. C, 3.74%, 10/18/24	260,000	270,030
Series 2019-2, Cl. C, 2.74%, 4/18/25	100,000	100,909
Series 2019-2, Cl. D, 2.99%, 6/18/25	280,000	283,172
Series 2019-3, Cl. D, 2.58%, 9/18/25	135,000	133,716
Capital Auto Receivables Asset Trust:
Series 2017-1, Cl. D, 3.15%, 2/20/25[1]	40,000	40,454
Series 2018-2, Cl. B, 3.48%, 10/20/23[1]	120,000	121,393
Series 2018-2, Cl. C, 3.69%, 12/20/23[1]	115,000	116,688
CarMax Auto Owner Trust:
Series 2016-1, Cl. D, 3.11%, 8/15/22	185,000	185,217
Series 2017-1, Cl. D, 3.43%, 7/17/23	230,000	232,797
Series 2017-4, Cl. D, 3.30%, 5/15/24	100,000	101,288
Series 2018-4, Cl. C, 3.85%, 7/15/24	85,000	88,307
Series 2019-3, Cl. D, 2.85%, 1/15/26	80,000	80,166
CPS Auto Receivables Trust:
Series 2018-A, Cl. B, 2.77%, 4/18/22[1]	84,167	84,276
Series 2018-B, Cl. B, 3.23%, 7/15/22[1]	150,000	150,471
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[1]	205,000	207,963
Series 2018-1A, Cl. B, 3.60%, 4/15/27[1]	165,000	167,805
Series 2018-1A, Cl. C, 3.77%, 6/15/27[1]	250,000	254,908
Series 2018-2A, Cl. C, 4.16%, 9/15/27[1]	150,000	155,033
Series 2018-3A, Cl. C, 4.04%, 12/15/27[1]	210,000	216,276
Series 2019-1A, Cl. B, 3.75%, 4/17/28[1]	100,000	102,990
Series 2019-1A, Cl. C, 3.94%, 6/15/28[1]	190,000	196,342
Drive Auto Receivables Trust:
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	151,503	153,351
Series 2017-1, Cl. D, 3.84%, 3/15/23	360,000	363,675
Series 2018-1, Cl. D, 3.81%, 5/15/24	180,000	182,998
Series 2018-2, Cl. D, 4.14%, 8/15/24	215,000	219,387
Series 2018-3, Cl. D, 4.30%, 9/16/24	200,000	205,178
Series 2018-5, Cl. C, 3.99%, 1/15/25	210,000	214,012
Series 2019-1, Cl. C, 3.78%, 4/15/25	345,000	351,013
Series 2019-3, Cl. D, 3.18%, 10/15/26	215,000	218,157
Series 2019-4, Cl. D, 2.70%, 2/16/27	80,000	79,454
DT Auto Owner Trust:
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	120,000	123,094
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	98,697	99,244
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	163,257	164,415
Series 2017-3A, Cl. D, 3.58%, 5/15/23[1]	70,000	70,503
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]	195,000	201,978
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]	190,000	191,364
Series 2017-4A, Cl. E, 5.15%, 11/15/24[1]	215,000	221,576
Series 2018-3A, Cl. B, 3.56%, 9/15/22[1]	250,000	252,224
Series 2018-3A, Cl. C, 3.79%, 7/15/24[1]	100,000	101,620
Series 2019-2A, Cl. D, 3.48%, 2/18/25[1]	125,000	126,783
Series 2019-3A, Cl. D, 2.96%, 4/15/25[1]	75,000	75,064
Series 2019-4A, Cl. D, 2.85%, 7/15/25[1]	225,000	225,207
Exeter Automobile Receivables Trust:
Series 2018-1A, Cl. B, 2.75%, 4/15/22[1]	34,953	34,967
Series 2018-4A, Cl. B, 3.64%, 11/15/22[1]	210,000	211,032
Series 2019-1A, Cl. D, 4.13%, 12/16/24[1]	260,000	268,474
Series 2019-2A, Cl. C, 3.30%, 3/15/24[1]	317,000	321,745
Series 2019-4A, Cl. D, 2.58%, 9/15/25[1]	240,000	237,931

	Principal Amount	Value
Auto Loans/Leases (Continued)
Flagship Credit Auto Trust, Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	$345,000	$354,008
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22[1]	98,222	98,452
GM Financial Automobile Leasing Trust:
Series 2017-3, Cl. C, 2.73%, 9/20/21	120,000	120,131
Series 2018-2, Cl. C, 3.50%, 4/20/22	135,000	136,316
Prestige Auto Receivables Trust, Series 2019-1A, Cl. C, 2.70%, 10/15/24[1]	115,000	115,686
Santander Drive Auto Receivables Trust:
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]	355,000	364,753
Series 2017-2, Cl. D, 3.49%, 7/17/23	70,000	70,792
Series 2017-3, Cl. D, 3.20%, 11/15/23	280,000	283,472
Series 2018-1, Cl. D, 3.32%, 3/15/24	100,000	101,066
Series 2018-2, Cl. D, 3.88%, 2/15/24	165,000	169,000
Series 2018-5, Cl. C, 3.81%, 12/16/24	215,000	218,244
Series 2019-2, Cl. D, 3.22%, 7/15/25	195,000	198,947
Series 2019-3, Cl. D, 2.68%, 10/15/25	165,000	164,433
Santander Retail Auto Lease Trust:
Series 2019-A, Cl. C, 3.30%, 5/22/23[1]	315,000	320,659
Series 2019-B, Cl. C, 2.77%, 8/21/23[1]	115,000	115,545
Series 2019-C, Cl. C, 2.39%, 11/20/23[1]	210,000	208,542
United Auto Credit Securitization Trust, Series 2019-1, Cl. C, 3.16%, 8/12/24[1]	150,000	151,152
Westlake Automobile Receivables Trust:
Series 2017-2A, Cl. E, 4.63%, 7/15/24[1]	305,000	311,010
Series 2018-1A, Cl. D, 3.41%, 5/15/23[1]	160,000	161,834
Series 2018-3A, Cl. B, 3.32%, 10/16/23[1]	245,000	246,931
Series 2019-3A, Cl. C, 2.49%, 10/15/24[1]	260,000	260,156
		14,021,379
Credit Cards—1.5%
World Financial Network Credit Card Master Trust:
Series 2018-A, Cl. A, 3.07%, 12/16/24	495,000	500,572
Series 2018-B, Cl. A, 3.46%, 7/15/25	230,000	235,286
Series 2018-C, Cl. A, 3.55%, 8/15/25	470,000	481,789
Series 2019-A, Cl. A, 3.14%, 12/15/25	75,000	76,681
Series 2019-B, Cl. A, 2.49%, 4/15/26	270,000	272,314
Series 2019-C, Cl. A, 2.21%, 7/15/26	235,000	235,380
		1,802,022
Home Equity Loans—0.1%
Ameriquest Mortgage Securities, Inc. Asset- Backed Pass-Through Certificates, Series 2005-R5, Cl. M2, 2.482% [US0001M+69], 7/25/35[2]	5,555	5,571
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	65,000	65,579
		71,150
Leases—1.3%
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	230,000	230,265
Series 2018-1, Cl. B, 3.09%, 6/16/25[1]	85,000	85,660
Series 2018-1, Cl. C, 3.42%, 6/16/25[1]	20,000	20,239
Series 2018-2, Cl. C, 3.87%, 12/15/25[1]	60,000	61,589
Series 2019-1, Cl. B, 3.22%, 9/14/26[1]	170,000	173,376
Series 2019-1, Cl. C, 3.57%, 9/14/26[1]	40,000	40,831
Series 2019-2, Cl. B, 2.55%, 3/15/27[1]	105,000	104,935
Series 2019-2, Cl. C, 2.89%, 3/15/27[1]	100,000	99,884
CNH Equipment Trust, Series 2019-A, Cl. A4, 3.22%, 1/15/26	125,000	129,434
Dell Equipment Finance Trust:
Series 2017-2, Cl. B, 2.47%, 10/24/22[1]	70,000	70,097
Series 2018-1, Cl. B, 3.34%, 6/22/23[1]	80,000	81,024
Series 2019-1, Cl. C, 3.14%, 3/22/24[1]	325,000	329,831
Series 2019-2, Cl. D, 2.48%, 4/22/25[1]	115,000	114,328
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	72,395	72,443
		1,613,936

8      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

	Principal Amount	Value
Loans—1.5%
Ford Credit Floorplan Master Owner Trust A, Series 2019-3, Cl. A2, 2.34% [US0001M+60], 9/15/24[2]	$560,000	$562,476
GMF Floorplan Owner Revolving Trust:
Series 2018-3, Cl. B, 3.49%, 9/15/22[1]	240,000	242,019
Series 2018-3, Cl. C, 3.68%, 9/15/22[1]	200,000	201,826
Series 2018-4, Cl. B, 3.68%, 9/15/23[1]	200,000	204,561
Series 2018-4, Cl. C, 3.88%, 9/15/23[1]	250,000	255,959
Navistar Financial Dealer Note Master Owner Trust II:
Series 2018-1, Cl. A, 2.422% [US0001M+63], 9/25/23[1,2]	110,000	110,200
Series 2018-1, Cl. B, 2.592% [US0001M+80], 9/25/23[1,2]	125,000	125,151
Series 2019-1, Cl. C, 2.742% [US0001M+95], 5/25/24[1,2]	25,000	25,056
Series 2019-1, Cl. D, 3.242% [US0001M+145], 5/25/24[1,2]	25,000	25,029
		1,752,277
Total Asset-Backed Securities (Cost $19,020,175)		19,260,764
Mortgage-Backed Obligations—30.9%
Agency—19.9%
U.S. Agency Securities—19.9%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	2,843	3,105
5.50%, 9/1/39	176,719	197,613
6.00%, 10/1/22-10/1/29	186,890	207,640
6.50%, 7/1/28-4/1/34	73,147	81,311
7.00%, 10/1/31-10/1/37	67,415	74,786
9.00%, 8/1/22-5/1/25	2,561	2,762
Federal Home Loan Mortgage Corp. Non Gold Pool, 10.50%, 10/1/20	44	45
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 205, Cl. IO, 93.91%, 9/1/29[3]	3,226	609
Series 206, Cl. IO, 7.104%, 12/15/29[3]	58,659	11,891
Series 243, Cl. 6, 2.633%, 12/15/32[3]	37,649	6,348
Series 304, Cl. C31, 7.932%, 12/15/27[3]	116,497	7,736
Series 304, Cl. C45, 7.889%, 12/15/27[3]	94,736	6,297
Series 304, Cl. C47, 5.711%, 12/15/27[3]	55,171	3,732
Federal Home Loan Mortgage Corp., Mtg.- Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	187,144	187,842
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series K734, Cl. X1, 0.00%, 2/25/26[3,4]	2,048,808	70,706
Series KC02, Cl. X1, 0.00%, 3/25/24[3,4]	4,565,100	69,020
Federal Home Loan Mortgage Corp., Principal- Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.108%, 6/1/26[5]	15,988	15,011
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9.00%, 5/15/21	44	44
Series 1674, Cl. Z, 6.75%, 2/15/24	4,315	4,574
Series 2034, Cl. Z, 6.50%, 2/15/28	900	991
Series 2042, Cl. N, 6.50%, 3/15/28	1,965	2,148
Series 2043, Cl. ZP, 6.50%, 4/15/28	119,450	133,587
Series 2046, Cl. G, 6.50%, 4/15/28	3,893	4,354
Series 2053, Cl. Z, 6.50%, 4/15/28	1,035	1,161
Series 2066, Cl. Z, 6.50%, 6/15/28	127,494	140,903
Series 2195, Cl. LH, 6.50%, 10/15/29	92,864	103,483
Series 2220, Cl. PD, 8.00%, 3/15/30	741	868
Series 2326, Cl. ZP, 6.50%, 6/15/31	23,577	26,174
Series 2461, Cl. PZ, 6.50%, 6/15/32	108,202	121,144
Series 2470, Cl. LF, 2.74% [US0001M+100], 2/15/32[2]	912	931
Series 2635, Cl. AG, 3.50%, 5/15/32	16,521	17,054
Series 3025, Cl. SJ, 18.371% [-3.6667 x US0001M+2,475], 8/15/35[2]	9,487	13,077

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 3030, Cl. FL, 2.14% [US0001M+40], 9/15/35[2]	$1,454	$1,451
Series 3645, Cl. EH, 3.00%, 12/15/20	1,008	1,007
Series 3822, Cl. JA, 5.00%, 6/15/40	734	739
Series 3857, Cl. GL, 3.00%, 5/15/40	2,391	2,428
Series 4221, Cl. HJ, 1.50%, 7/15/23	35,563	35,328
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 99.999%, 7/17/28[3]	518	46
Series 2079, Cl. S, 99.999%, 7/17/28[3]	1,033	111
Series 2130, Cl. SC, 99.999%, 3/15/29[3]	40,294	6,187
Series 2526, Cl. SE, 95.87%, 6/15/29[3]	1,518	270
Series 2796, Cl. SD, 99.999%, 7/15/26[3]	76,351	9,519
Series 2920, Cl. S, 44.163%, 1/15/35[3]	327,721	56,248
Series 3004, Cl. SB, 0.00%, 7/15/35[3,4]	13,970	1,656
Series 3397, Cl. GS, 9.211%, 12/15/37[3]	7,611	1,566
Series 3424, Cl. EI, 0.00%, 4/15/38[3,4]	5,994	896
Series 3450, Cl. BI, 19.417%, 5/15/38[3]	212,702	37,939
Series 3606, Cl. SN, 18.519%, 12/15/39[3]	52,496	8,003
Series 4057, Cl. QI, 4.398%, 6/15/27[3]	339,597	22,080
Series 4146, Cl. AI, 8.002%, 12/15/27[3]	146,798	9,645
Series 4205, Cl. AI, 7.26%, 5/15/28[3]	90,757	5,334
Series 4316, Cl. JS, 0.00%, 1/15/44[3,4]	155,221	20,761
Series 4818, Cl. BI, 0.00%, 3/15/45[3,4]	153,338	16,684
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21-7/1/22	520	537
5.50%, 2/1/35-5/1/36	81,671	91,941
6.50%, 1/1/34	4,881	5,431
7.00%, 1/1/30-12/1/32	10,955	12,582
7.50%, 1/1/33	2,387	2,776
8.50%, 7/1/32	2,677	2,704
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 99.999%, 5/25/23[3]	728	65
Series 222, Cl. 2, 99.999%, 6/25/23[3]	80,282	7,174
Series 252, Cl. 2, 0.00%, 11/25/23[3,4]	71,439	6,731
Series 294, Cl. 2, 99.999%, 2/25/28[3]	14,226	2,328
Series 301, Cl. 2, 30.504%, 4/25/29[3]	1,107	197
Series 303, Cl. IO, 73.905%, 11/25/29[3]	24,642	5,167
Series 320, Cl. 2, 86.056%, 4/25/32[3]	106,719	23,357
Series 321, Cl. 2, 39.826%, 4/25/32[3]	267,894	51,365
Series 324, Cl. 2, 22.722%, 7/25/32[3]	2,549	478
Series 331, Cl. 5, 0.00%, 2/25/33[3,4]	3,690	752
Series 331, Cl. 9, 20.411%, 2/25/33[3]	83,882	16,333
Series 334, Cl. 12, 0.00%, 3/25/33[3,4]	6,101	1,179
Series 334, Cl. 17, 61.126%, 2/25/33[3]	54,369	10,753
Series 339, Cl. 12, 0.00%, 6/25/33[3,4]	82,543	16,603
Series 339, Cl. 7, 0.00%, 11/25/33[3,4]	179,833	35,785
Series 343, Cl. 13, 0.00%, 9/25/33[3,4]	92,385	17,922
Series 343, Cl. 18, 0.00%, 5/25/34[3,4]	21,970	4,044
Series 345, Cl. 9, 0.00%, 1/25/34[3,4]	65,116	11,998
Series 351, Cl. 10, 0.00%, 4/25/34[3,4]	27,554	5,224
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	48,393	9,216
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	34,716	6,005
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	17,157	3,208
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	66,534	13,310
Series 364, Cl. 15, 0.00%, 9/25/35[3,4]	3,578	631
Series 364, Cl. 16, 0.00%, 9/25/35[3,4]	73,774	13,952
Series 365, Cl. 16, 0.00%, 3/25/36[3,4]	90,289	20,147
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87, Cl. Z, 6.50%, 6/25/23	56,151	59,319
Series 1998-58, Cl. PC, 6.50%, 10/25/28	67,653	74,959
Series 1998-61, Cl. PL, 6.00%, 11/25/28	32,396	35,836
Series 1999-54, Cl. LH, 6.50%, 11/25/29	52,154	57,770
Series 2001-51, Cl. OD, 6.50%, 10/25/31	2,868	3,047

9      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2005-73, Cl. DF, 2.042% [US0001M+25], 8/25/35[2]	$1,439	$1,432
Series 2006-11, Cl. PS, 17.996% [-3.6667 x US0001M+2,456.67], 3/25/36[2]	54,014	80,405
Series 2006-46, Cl. SW, 17.629% [-3.6665 x US0001M+2,419.92], 6/25/36[2]	34,495	50,509
Series 2006-50, Cl. KS, 17.629% [-3.6667 x US0001M+2,420], 6/25/36[2]	41,576	60,109
Series 2009-113, Cl. DB, 3.00%, 12/25/20	398	398
Series 2009-36, Cl. FA, 2.732% [US0001M+94], 6/25/37[2]	19,998	20,345
Series 2010-43, Cl. KG, 3.00%, 1/25/21	496	496
Series 2011-3, Cl. EL, 3.00%, 5/25/20	83	83
Series 2011-82, Cl. AD, 4.00%, 8/25/26	2,932	2,944
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 43.515%, 11/18/31[3]	3,341	630
Series 2001-63, Cl. SD, 61.987%, 12/18/31[3]	1,038	168
Series 2001-65, Cl. S, 60.043%, 11/25/31[3]	83,819	14,293
Series 2001-68, Cl. SC, 75.588%, 11/25/31[3]	796	147
Series 2001-81, Cl. S, 56.776%, 1/25/32[3]	23,257	4,105
Series 2002-28, Cl. SA, 64.01%, 4/25/32[3]	780	144
Series 2002-38, Cl. SO, 99.999%, 4/25/32[3]	2,369	412
Series 2002-39, Cl. SD, 92.123%, 3/18/32[3]	1,567	324
Series 2002-47, Cl. NS, 64.261%, 4/25/32[3]	77,616	14,829
Series 2002-48, Cl. S, 63.259%, 7/25/32[3]	1,169	228
Series 2002-51, Cl. S, 62.448%, 8/25/32[3]	71,251	13,621
Series 2002-52, Cl. SL, 63.005%, 9/25/32[3]	806	154
Series 2002-53, Cl. SK, 99.999%, 4/25/32[3]	5,458	1,159
Series 2002-56, Cl. SN, 58.878%, 7/25/32[3]	1,594	311
Series 2002-60, Cl. SM, 36.296%, 8/25/32[3]	10,233	1,619
Series 2002-7, Cl. SK, 45.544%, 1/25/32[3]	4,845	823
Series 2002-77, Cl. BS, 41.599%, 12/18/32[3]	6,960	1,377
Series 2002-77, Cl. IS, 84.295%, 12/18/32[3]	4,036	790
Series 2002-77, Cl. SH, 47.91%, 12/18/32[3]	31,172	5,114
Series 2002-84, Cl. SA, 46.929%, 12/25/32[3]	77,177	13,632
Series 2002-9, Cl. MS, 55.964%, 3/25/32[3]	1,274	248
Series 2002-90, Cl. SN, 36.424%, 8/25/32[3]	5,264	888
Series 2002-90, Cl. SY, 41.868%, 9/25/32[3]	3,863	643
Series 2003-26, Cl. DI, 84.741%, 4/25/33[3]	3,561	853
Series 2003-33, Cl. SP, 45.317%, 5/25/33[3]	82,162	17,656
Series 2003-4, Cl. S, 40.389%, 2/25/33[3]	49,781	10,266

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2004-54, Cl. DS, 99.999%, 11/25/30[3]	$67,066	$10,570
Series 2005-14, Cl. SE, 49.33%, 3/25/35[3]	57,300	8,723
Series 2005-40, Cl. SA, 99.999%, 5/25/35[3]	165,407	28,024
Series 2005-40, Cl. SB, 78.015%, 5/25/35[3]	7,649	1,003
Series 2005-52, Cl. JH, 37.992%, 5/25/35[3]	43,352	5,877
Series 2005-93, Cl. SI, 11.13%, 10/25/35[3]	124,540	21,428
Series 2008-55, Cl. SA, 0.00%, 7/25/38[3,4]	4,506	625
Series 2009-8, Cl. BS, 99.999%, 2/25/24[3]	488	28
Series 2011-96, Cl. SA, 10.959%, 10/25/41[3]	41,757	7,110
Series 2012-121, Cl. IB, 6.594%, 11/25/27[3]	143,837	9,183
Series 2012-134, Cl. SA, 1.25%, 12/25/42[3]	117,094	21,911
Series 2012-40, Cl. PI, 25.855%, 4/25/41[3]	79,902	8,422
Series 2015-57, Cl. LI, 5.94%, 8/25/35[3]	368,346	47,886
Series 2016-45, Cl. MI, 7.899%, 7/25/46[3]	105,091	19,692
Series 2017-60, Cl. LI, 0.00%, 8/25/47[3,4]	189,294	19,024
Series 2017-66, Cl. AS, 0.00%, 9/25/47[3,4]	867,511	135,350
Series 2018-16, Cl. NI, 0.841%, 12/25/44[3]	77,993	7,986
Series 2018-69, Cl. CI, 0.00%, 10/25/46[3,4]	112,377	4,811
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.195%, 9/25/23[5]	26,335	25,277
Federal National Mortgage Assn., TBA:
2.50%, 1/1/34[6]	1,465,000	1,477,492
3.00%, 1/1/34-1/1/49[6]	8,145,000	8,269,807
3.50%, 1/1/49[6]	5,435,000	5,588,423
FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.619%, 11/25/45[1,7]	90,000	91,715
Series 2013-K26, Cl. C, 3.597%, 12/25/45[1,7]	60,000	61,177
Series 2013-K28, Cl. C, 3.49%, 6/25/46[1,7]	285,000	290,183
Series 2013-K713, Cl. C, 3.169%, 4/25/46[1,7]	245,000	245,000
Series 2014-K715, Cl. C, 4.117%, 2/25/46[1,7]	190,000	192,947
Government National Mortgage Assn. I Pool:
7.00%, 12/15/23-3/15/26	2,456	2,559
Government National Mortgage Assn. TBA, 3.50%, 1/1/49[6]	4,265,000	4,395,144
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 99.999%, 2/16/32[3]	92,210	223
Series 2011-52, Cl. HS, 23.081%, 4/16/41[3]	296,366	46,188
Series 2017-136, Cl. LI, 4.251%, 9/16/47[3]	281,569	46,268
Series 2017-149, Cl. GS, 2.127%, 10/16/47[3]	328,273	48,000

10      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

	Principal Amount	Value
U.S. Agency Securities (Continued)
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 1.892% [US0001M+10], 8/25/36[2]	$43,903	$20,452
Structured Agency Credit Risk Debt Nts., Series 2018-HQA1, Cl. M2, 4.092% [US0001M+230], 9/25/30[2]	110,000	111,338
		23,976,672
CMOs—3.1%
Collateralized Mortgage Obligations—3.1%
BANK, Interest-Only Stripped Mtg.-Backed Security, Series 2019-BN16, Cl. XA, 10.958%, 2/15/52[3]	1,578,039	110,426
Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 3.84% [H15T1Y+225], 2/25/36[2]	78,802	80,948
COMM Mortgage Trust, Series 2014-CR20, Cl. ASB, 3.305%, 11/10/47	62,976	64,553
Connecticut Avenue Securities:
Series 2014-C01, Cl. M2, 6.192% [US0001M+440], 1/25/24[2]	266,115	289,404
Series 2014-C02, Cl. 1M2, 4.392% [US0001M+260], 5/25/24[2]	156,458	163,041
Series 2014-C03, Cl. 1M2, 4.792% [US0001M+300], 7/25/24[2]	253,763	267,128
Series 2014-C04, Cl. 2M2, 6.792% [US0001M+500], 11/25/24[2]	254,455	275,130
Series 2016-C03, Cl. 1M1, 3.792% [US0001M+200], 10/25/28[2]	8,079	8,090
Series 2016-C06, Cl. 1M2, 6.042% [US0001M+425], 4/25/29[2]	280,000	300,998
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series K735, Cl. X1, 0.00%, 5/25/26[3,4]	2,159,145	116,256
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series K093, Cl. X1, 0.00%, 5/25/29[3,4]	1,693,505	127,865
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 3010, Cl. WB, 4.50%, 7/15/20	206	206
Series 3848, Cl. WL, 4.00%, 4/15/40	9,489	9,655
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2922, Cl. SE, 27.454%, 2/15/35[3]	38,993	6,118
Series 2981, Cl. AS, 3.848%, 5/15/35[3]	45,797	6,208
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2001-74, Cl. QE, 6.00%, 12/25/31	78,630	87,933
Series 2003-28, Cl. KG, 5.50%, 4/25/23	154,762	161,058
Series 2014-20, Cl. HL, 1.50%, 1/25/40	153,476	152,375
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2002-52, Cl. SD, 99.999%, 9/25/32[3]	110,256	21,386
Series 2005-12, Cl. SC, 39.578%, 3/25/35[3]	17,568	2,721
FREMF Mortgage Trust:
Series 2010-K6, Cl. B, 5.397%, 12/25/46[1,7]	55,000	54,912
Series 2013-K27, Cl. C, 3.496%, 1/25/46[1,7]	95,000	97,394
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2007-17, Cl. AI, 59.244%, 4/16/37[3]	46,473	8,251
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10, Cl. AS, 3.372%, 12/15/47	315,000	322,963

	Principal Amount	Value
Collateralized Mortgage Obligations (Continued)
JP Morgan Chase Commercial Mortgage Securities Trust: (Continued)
Series 2014-C20, Cl. AS, 4.043%, 7/15/47	$220,000	$231,588
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 4.269%, 7/26/45[1,7]	4,426	4,523
Structured Agency Credit Risk Debt Nts.:
Series 2014-DN1, Cl. M2, 3.992% [US0001M+220], 2/25/24[2]	22,164	22,410
Series 2014-DN3, Cl. M3, 5.792% [US0001M+400], 8/25/24[2]	162,276	173,029
Series 2014-HQ2, Cl. M3, 5.542% [US0001M+375], 9/25/24[2]	335,000	362,154
Series 2015-HQA2, Cl. M2, 4.592% [US0001M+280], 5/25/28[2]	14,965	15,046
WF-RBS Commercial Mortgage Trust, Series 2013-C14, Cl. AS, 3.488%, 6/15/46	150,000	154,491
		3,698,260
Non-Agency—7.9%
Adjustable-Rate Mortgages—7.9%
Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	65,031	63,743
Series 2007-C, Cl. 1A4, 4.366%, 5/20/36[7]	22,686	22,725
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6.00%, 3/25/37	44,279	43,807
Bear Stearns ARM Trust, Series 2005-9, Cl. A1, 4.27% [H15T1Y+230], 10/25/35[2]	64,207	66,113
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 10.80%, 1/15/51[3]	1,779,016	60,051
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,3,4]	108,644	1,632
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017- CD6, Cl. XA, 0.00%, 11/13/50[3,4]	740,589	38,819
Chase Home Lending Mortgage Trust, Series 2019-ATR1, Cl. A15, 4.00%, 4/25/49[1,7]	61,617	63,127
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 4.086%, 1/25/36[7]	65,782	65,227
CHL Mortgage Pass-Through Trust:
Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	7,786	7,803
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	55,382	51,332
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	6,591	6,570
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Cl. AAB, 3.477%, 5/10/47	84,230	86,499
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates:
Series 2013-GC17, Cl. XA, 0.00%, 11/10/46[3,4]	387,139	13,236
Series 2017-C4, Cl. XA, 0.00%, 10/12/50[3,4]	2,053,168	130,302
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 4.97% [H15T1Y+240], 10/25/35[2]	186,828	187,169
COMM Mortgage Trust:
Series 2013-CR6, Cl. AM, 3.147%, 3/10/46[1]	245,000	249,432
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	715,000	759,456
Series 2014-LC15, Cl. AM, 4.198%, 4/10/47	170,000	180,719
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	475,000	499,767
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 23.776%, 12/10/45[3]	1,961,952	75,568

11      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Adjustable-Rate Mortgages (Continued)
Connecticut Avenue Securities:
Series 2014-C03, Cl. 2M2, 4.692% [US0001M+290], 7/25/24[2]	$44,493	$46,402
Series 2016-C01, Cl. 1M2, 8.542% [US0001M+675], 8/25/28[2]	145,071	161,573
Series 2016-C02, Cl. 1M2, 7.792% [US0001M+600], 9/25/28[2]	257,501	283,579
Series 2017-C01, Cl. 1M2, 5.342% [US0001M+355], 7/25/29[2]	185,000	195,937
Series 2017-C03, Cl. 1M1, 2.742% [US0001M+95], 10/25/29[2]	203,607	203,941
Series 2018-C01, Cl. 1M1, 2.392% [US0001M+60], 7/25/30[2]	270,869	270,857
Series 2018-C03, Cl. 1M1, 2.472% [US0001M+68], 10/25/30[2]	122,560	122,611
Series 2018-C05, Cl. 1M1, 2.512% [US0001M+72], 1/25/31[2]	45,032	45,050
Series 2018-C06, Cl. 2M1, 2.342% [US0001M+55], 3/25/31[2]	10,259	10,258
Connecticut Avenue Securities Trust, Series 2019-R02, Cl. 1M1, 2.642% [US0001M+85], 8/25/31[1,2]	20,390	20,392
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	124,769	102,675
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series KC03, Cl. X1, 0.00%, 11/25/24[3,4]	2,754,968	61,047
Federal Home Loan Mortgage Corp., STACR Trust:
Series 2018-HQA2, Cl. M1, 2.542% [US0001M+75], 10/25/48[1,2]	247,023	247,097
Series 2019-HRP1, Cl. M2, 3.192% [US0001M+140], 2/25/49[1,2]	60,000	60,056
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 2.442% [US0001M+65], 11/25/35[2]	99,750	64,152
GS Mortgage Securities Trust:
Series 2012-GC6, Cl. A3, 3.482%, 1/10/45	59,774	60,850
Series 2013-GC12, Cl. AAB, 2.678%, 6/10/46	23,574	23,722
Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	45,000	48,452
Series 2014-GC18, Cl. AAB, 3.648%, 1/10/47	70,130	71,993
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 4.657%, 7/25/35[7]	34,912	35,715
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.102% [US0001M+31], 7/25/35[2]	11,583	11,634
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C16, Cl. AS, 4.517%, 12/15/46	300,000	321,763
Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	40,000	40,667
Series 2016-JP3, Cl. A2, 2.435%, 8/15/49	147,066	147,059
JP Morgan Mortgage Trust:
Series 2007-A1, Cl. 5A1, 4.305%, 7/25/35[7]	40,498	41,455
Series 2018-8, Cl. A17, 4.00%, 1/25/49[1,7]	50,000	50,872
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C24, Cl. B, 4.116%, 11/15/47[7]	245,000	254,693
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	200,000	211,611

	Principal Amount	Value
Adjustable-Rate Mortgages (Continued)
JPMBB Commercial Mortgage Securities Trust., Interest-Only Stripped Mtg.-Backed Security, Series 2015-C27, Cl. XA, 16.833%, 2/15/48[3]	$2,260,027	$108,211
LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0.00%, 2/18/30[3,4]	54,486	1
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 0.00%, 7/26/24[1,7]	21,313	13,331
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9, Cl. AS, 3.456%, 5/15/46	225,000	232,356
Series 2014-C19, Cl. AS, 3.832%, 12/15/47	595,000	626,885
Morgan Stanley Capital I Trust, Series 2011-C2, Cl. A4, 4.661%, 6/15/44[1]	75,000	76,682
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 0.00%, 12/15/50[3,4]	678,648	34,852
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 3.271%, 11/26/36[1,7]	391,058	377,561
RALI Trust:
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	549	495
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	6,594	6,178
STACR Trust:
Series 2018-DNA2, Cl. M1, 2.592% [US0001M+80], 12/25/30[1,2]	211,600	211,782
Series 2018-DNA3, Cl. M1, 2.542% [US0001M+75], 9/25/48[1,2]	37,829	37,854
Series 2018-HRP2, Cl. M2, 3.042% [US0001M+125], 2/25/47[1,2]	215,000	215,412
Structured Agency Credit Risk Debt Nts.:
Series 2016-DNA1, Cl. M2, 4.692% [US0001M+290], 7/25/28[2]	49,152	49,363
Series 2016-DNA2, Cl. M3, 6.442% [US0001M+465], 10/25/28[2]	233,268	251,422
Series 2016-DNA4, Cl. M2, 3.092% [US0001M+130], 3/25/29[2]	117,496	117,757
Series 2017-HQA1, Cl. M1, 2.992% [US0001M+120], 8/25/29[2]	94,843	94,919
Series 2018-DNA1, Cl. M1, 2.242% [US0001M+45], 7/25/30[2]	166,426	166,304
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 12.545%, 11/15/50[3]	1,241,685	70,627
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10, Cl. A7, 4.19%, 10/25/33[7]	48,866	49,218
Series 2005-AR14, Cl. 1A4, 3.844%, 12/25/35[7]	98,002	98,130
Series 2005-AR16, Cl. 1A1, 3.748%, 12/25/35[7]	46,384	46,345
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	305,000	309,865
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 10.48%, 12/15/50[3]	892,107	52,563
Wells Fargo Mortgage Backed Securities Trust, Series 2019-1, Cl. A7, 4.00%, 11/25/48[1,7]	68,032	68,110
WF-RBS Commercial Mortgage Trust:
Series 2014-C20, Cl. AS, 4.176%, 5/15/47	130,000	137,852
Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[7]	145,000	154,600
		9,497,885
Total Mortgage-Backed Obligations (Cost $38,325,638)		37,172,817

12      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

	Principal Amount	Value
U.S. Government Obligations—3.8%
United States Treasury Bond, 2.25%, 8/15/49	$575,600	$557,893
United States Treasury Nts.:
1.625%, 12/31/21-12/15/22	1,145,000	1,145,682
1.75%, 12/31/24-11/15/29	2,962,000	2,951,461
Total U.S. Government Obligations (Cost $4,656,731)		4,655,036
Corporate Bonds and Notes—46.5%
Consumer Discretionary—5.7%
Automobiles—2.1%
Daimler Finance North America LLC, 2.55% Sr. Unsec. Nts., 8/15/22[1]	319,000	321,356
Ford Motor Credit Co. LLC, 5.584% Sr. Unsec. Nts., 3/18/24	200,000	216,474
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	78,000	87,553
General Motors Financial Co., Inc.:
4.15% Sr. Unsec. Nts., 6/19/23	310,000	326,205
4.20% Sr. Unsec. Nts., 11/6/21	250,000	259,217
Harley-Davidson Financial Services, Inc., 2.55% Sr. Unsec. Nts., 6/9/22[1]	318,000	319,184
Hyundai Capital America, 4.125% Sr. Unsec. Nts., 6/8/23[1]	315,000	329,070
Nissan Motor Acceptance Corp., 3.65% Sr. Unsec. Nts., 9/21/21[1]	310,000	316,457
Volkswagen Group of America Finance LLC, 4.00% Sr. Unsec. Nts., 11/12/21[1]	298,000	308,223
		2,483,739
Hotels, Restaurants & Leisure—0.3%
Las Vegas Sands Corp., 3.50% Sr. Unsec. Nts., 8/18/26	247,000	254,206
McDonald’s Corp., 3.625% Sr. Unsec. Nts., 9/1/49	74,000	75,358
		329,564
Household Durables—0.8%
DR Horton, Inc., 4.75% Sr. Unsec. Nts., 2/15/23	290,000	309,439
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	314,000	338,205
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	257,000	269,957
4.875% Sr. Unsec. Nts., 3/15/27	75,000	81,213
		998,814
Internet & Catalog Retail—0.4%
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	520,000	537,931
Media—1.5%
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.125% Sr. Sec. Nts., 7/1/49	87,000	94,564
Comcast Corp.:
2.65% Sr. Unsec. Nts., 2/1/30	90,000	90,364
4.00% Sr. Unsec. Nts., 3/1/48	105,000	116,576
Discovery Communications LLC, 4.125% Sr. Unsec. Nts., 5/15/29	191,000	206,333
Interpublic Group of Cos., Inc. (The):
3.75% Sr. Unsec. Nts., 10/1/21	251,000	257,987
4.20% Sr. Unsec. Nts., 4/15/24	311,000	334,794
Time Warner Cable LLC, 4.50% Sr. Sec. Nts., 9/15/42	106,000	108,322
ViacomCBS, Inc.:
4.20% Sr. Unsec. Nts., 6/1/29	160,000	174,666
4.375% Sr. Unsec. Nts., 3/15/43	100,000	105,983
WPP Finance 2010, 3.75% Sr. Unsec. Nts., 9/19/24	321,000	338,669
		1,828,258

	Principal Amount	Value
Specialty Retail—0.3%
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	$324,000	$338,313
Textiles, Apparel & Luxury Goods—0.3%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[1]	316,000	335,150
Consumer Staples—4.5%
Beverages—0.9%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Nts., 1/15/39	186,000	292,658
Bacardi Ltd., 4.70% Sr. Unsec. Nts., 5/15/28[1]	163,000	177,613
Keurig Dr Pepper, Inc., 4.057% Sr. Unsec. Nts., 5/25/23	304,000	320,612
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	307,000	323,006
		1,113,889
Food & Staples Retailing—0.3%
Kroger Co. (The), 4.45% Sr. Unsec. Nts., 2/1/47	89,000	94,568
Walgreen Co., 3.10% Sr. Unsec. Nts., 9/15/22	303,000	309,191
		403,759
Food Products—2.2%
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	216,000	216,006
3.50% Sr. Unsec. Nts., 11/24/20	313,000	316,954
Conagra Brands, Inc.:
3.80% Sr. Unsec. Nts., 10/22/21	240,000	247,665
4.60% Sr. Unsec. Nts., 11/1/25	302,000	333,551
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	308,000	327,050
Mondelez International Holdings Netherlands BV, 2.00% Sr. Unsec. Nts., 10/28/21[1]	319,000	319,030
Smithfield Foods, Inc.:
3.35% Sr. Unsec. Nts., 2/1/22[1]	174,000	174,530
5.20% Sr. Unsec. Nts., 4/1/29[1]	255,000	282,663
Tyson Foods, Inc.:
3.90% Sr. Unsec. Nts., 9/28/23	255,000	270,486
5.10% Sr. Unsec. Nts., 9/28/48	89,000	111,894
		2,599,829
Tobacco—1.1%
Altria Group, Inc., 3.49% Sr. Unsec. Nts., 2/14/22	209,000	215,055
BAT Capital Corp., 3.557% Sr. Unsec. Nts., 8/15/27	169,000	172,496
BAT International Finance plc, 3.25% Sr. Unsec. Nts., 6/7/22[1]	314,000	320,915
Imperial Brands Finance plc, 3.75% Sr. Unsec. Nts., 7/21/22[1]	308,000	317,078
Imperial Tobacco Finance plc, 2.95% Sr. Unsec. Nts., 7/21/20[1]	233,000	233,679
		1,259,223
Energy—4.4%
Energy Equipment & Services—0.2%
Schlumberger Holdings Corp., 4.00% Sr. Unsec. Nts., 12/21/25[1]	184,000	198,113
Oil, Gas & Consumable Fuels—4.2%
Apache Corp., 4.375% Sr. Unsec. Nts., 10/15/28	237,000	247,633
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	156,000	168,801
Cenovus Energy, Inc., 4.25% Sr. Unsec. Nts., 4/15/27	187,000	198,068
Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 3/15/29	160,000	169,348

13      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Continental Resources, Inc., 4.375% Sr. Unsec. Nts., 1/15/28	$174,000	$185,116
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	64,000	71,321
Energy Transfer Operating LP:
4.25% Sr. Unsec. Nts., 3/15/23	245,000	255,936
5.30% Sr. Unsec. Nts., 4/15/47	94,000	100,241
Enterprise Products Operating LLC, 4.20% Sr. Unsec. Nts., 1/31/50	116,000	124,620
EQT Corp.:
2.50% Sr. Unsec. Nts., 10/1/20	150,000	149,985
3.00% Sr. Unsec. Nts., 10/1/22	177,000	173,922
Kinder Morgan Energy Partners LP, 5.80% Sr. Unsec. Nts., 3/1/21	124,000	129,092
Kinder Morgan, Inc., 5.20% Sr. Unsec. Nts., 3/1/48	132,000	153,063
Marathon Petroleum Corp., 4.50% Sr. Unsec. Nts., 4/1/48	69,000	73,317
MPLX LP:
2.985% [US0003M+110] Sr. Unsec. Nts., 9/9/22[2]	149,000	149,611
4.25% Sr. Unsec. Nts., 12/1/27[1]	195,000	205,414
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	283,000	311,161
Occidental Petroleum Corp.:
2.90% Sr. Unsec. Nts., 8/15/24	344,000	349,683
3.50% Sr. Unsec. Nts., 8/15/29	157,000	160,177
4.50% Sr. Unsec. Nts., 7/15/44	64,000	64,559
ONEOK, Inc., 4.35% Sr. Unsec. Nts., 3/15/29	161,000	174,304
Plains All American Pipeline LP/PAA Finance Corp., 3.55% Sr. Unsec. Nts., 12/15/29	154,000	151,890
Rockies Express Pipeline LLC, 4.95% Sr. Unsec. Nts., 7/15/29[1]	164,000	163,487
Sabine Pass Liquefaction LLC:
4.20% Sr. Sec. Nts., 3/15/28	166,000	175,901
5.75% Sr. Sec. Nts., 5/15/24	280,000	312,329
Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec. Nts., 10/1/27	194,000	200,650
Valero Energy Corp., 4.00% Sr. Unsec. Nts., 4/1/29	153,000	165,110
Williams Cos., Inc. (The), 3.70% Sr. Unsec. Nts., 1/15/23	318,000	329,373
		5,114,112
Financials—15.4%
Capital Markets—2.0%
Apollo Management Holdings LP, 4.95% [H15T5Y+326.6] Sub. Nts., 1/14/50[1,2]	235,000	238,180
Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	252,000	270,998
Carlyle Finance Subsidiary LLC, 3.50% Sr. Unsec. Nts., 9/19/29[1]	159,000	158,574
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	147,000	163,165
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	172,000	180,906
3.75% Sr. Unsec. Nts., 2/25/26	170,000	179,911
Morgan Stanley:
4.431% [US0003M+162.8] Sr. Unsec. Nts., 1/23/30[2]	238,000	269,037
5.00% Sub. Nts., 11/24/25	264,000	297,350
Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[2]	119,000	122,249
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	157,000	165,925
UBS Group AG:
4.125% Sr. Unsec. Nts., 4/15/26[1]	153,000	166,367

	Principal Amount	Value
Capital Markets (Continued)
UBS Group AG: (Continued) 4.253% Sr. Unsec. Nts., 3/23/28[1]	$135,000	$147,583
		2,360,245
Commercial Banks—7.9%
Bank of America Corp.:
3.824% [US0003M+157.5] Sr. Unsec. Nts., 1/20/28[2]	185,000	199,113
4.271% [US0003M+131] Sr. Unsec. Nts., 7/23/29[2]	253,000	281,064
7.75% Sub. Nts., 5/14/38	232,000	365,392
Bank of Ireland Group plc, 4.50% Sr. Unsec. Nts., 11/25/23[1]	250,000	267,499
Bank of Montreal, Series E, 3.30% Sr. Unsec. Nts., 2/5/24	247,000	257,426
BBVA USA, 2.50% Sr. Unsec. Nts., 8/27/24	255,000	252,881
BNP Paribas SA, 4.375% [USSW5+148.3] Sub. Nts., 3/1/33[1,2]	176,000	190,065
Citigroup, Inc.:
4.075% [US0003M+119.2] Sr. Unsec. Nts., 4/23/29[2]	256,000	280,501
5.00% [SOFRRATE+381.3] Jr. Sub. Perpetual Bonds[2,8]	249,000	260,983
Citizens Bank NA (Providence RI), 2.65% Sr. Unsec. Nts., 5/26/22	65,000	65,800
Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[1]	310,000	333,328
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	189,000	201,019
Danske Bank AS, 3.244% [US0003M+159.1] Sr. Unsec. Nts., 12/20/25[1,2]	200,000	202,366
Discover Bank, 4.65% Sr. Unsec. Nts., 9/13/28	116,000	130,707
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	168,000	178,946
HSBC Holdings plc:
3.95% [US0003M+98.72] Sr. Unsec. Nts., 5/18/24[2]	103,000	108,359
4.041% [US0003M+154.6] Sr. Unsec. Nts., 3/13/28[2]	125,000	133,697
4.583% [US0003M+153.46] Sr. Unsec. Nts., 6/19/29[2]	171,000	191,120
Huntington Bancshares, Inc., 4.00% Sr. Unsec. Nts., 5/15/25	317,000	342,483
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[2]	259,000	275,087
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[2]	337,000	363,281
3.797% [US0003M+89] Sr. Unsec. Nts., 7/23/24[2]	315,000	332,003
KeyCorp, 4.15% Sr. Unsec. Nts., 10/29/25	101,000	110,683
Lloyds Bank plc, 2.25% Sr. Unsec. Nts., 8/14/22	256,000	257,235
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[1,2,8]	304,000	361,870
Mitsubishi UFJ Financial Group, Inc., 3.741% Sr. Unsec. Nts., 3/7/29	196,000	211,409
National Australia Bank Ltd., 3.933% [H15T5Y+188] Sub. Nts., 8/2/34[1,2]	153,000	158,991
Nordea Bank Abp, 4.625% [USSW5+169] Sub. Nts., 9/13/33[1,2]	112,000	122,138
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	235,000	246,422
Royal Bank of Canada, 3.70% Sr. Unsec. Nts., 10/5/23	272,000	287,528

14      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

	Principal Amount	Value
Commercial Banks (Continued)
Santander Holdings USA, Inc., 3.50% Sr. Unsec. Nts., 6/7/24	$256,000	$263,332
Societe Generale SA, 3.875% Sr. Unsec. Nts., 3/28/24[1]	248,000	260,787
Standard Chartered plc, 2.744% [US0003M+120] Sr. Unsec. Nts., 9/10/22[1,2]	250,000	251,747
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	180,000	182,264
Truist Bank:
2.636% [H15T5Y+115] Sub. Nts., 9/17/29[2]	390,000	389,846
3.30% Sub. Nts., 5/15/26	112,000	116,657
4.05% Sr. Unsec. Nts., 11/3/25	135,000	148,268
US Bancorp, 3.10% Sub. Nts., 4/27/26	204,000	212,326
Wells Fargo & Co.: 3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[2]	257,000	273,129
4.75% Sub. Nts., 12/7/46	160,000	191,847
Zions Bancorp NA, 3.25% Sub. Nts., 10/29/29	250,000	245,446
		9,505,045
Consumer Finance—0.9%
American Express Co.:
3.125% Sr. Unsec. Nts., 5/20/26	190,000	197,566
4.90% [US0003M+328.5] Jr. Sub. Perpetual Bonds[2,8]	246,000	247,296
Capital One Financial Corp.:
3.75% Sr. Unsec. Nts., 3/9/27	103,000	109,841
3.80% Sr. Unsec. Nts., 1/31/28	91,000	97,812
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25	112,000	118,569
Synchrony Financial, 4.25% Sr. Unsec. Nts., 8/15/24	252,000	268,910
		1,039,994
Diversified Financial Services—0.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.50% Sr. Unsec. Nts., 5/26/22	295,000	303,222
AXA Equitable Holdings, Inc., 4.35% Sr. Unsec. Nts., 4/20/28	165,000	179,127
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[1]	121,000	124,333
BPCE SA, 4.50% Sub. Nts., 3/15/25[1]	185,000	199,355
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[1]	219,000	228,000
		1,034,037
Insurance—1.6%
Athene Global Funding, 2.95% Sec. Nts., 11/12/26[1]	440,000	439,407
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27	67,000	66,827
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	239,000	249,002
Lincoln National Corp., 3.80% Sr. Unsec. Nts., 3/1/28	193,000	205,662
Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub. Nts., 2/24/32[2]	193,000	200,239
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	106,000	121,922
Principal Financial Group, Inc., 3.70% Sr. Unsec. Nts., 5/15/29	190,000	207,093
Prudential Financial, Inc.:
3.70% Sr. Unsec. Nts., 3/13/51	149,000	156,743
5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[2]	243,000	259,580

	Principal Amount	Value
Insurance (Continued)
Willis North America, Inc., 3.875% Sr. Unsec. Nts., 9/15/49	$74,000	$73,909
		1,980,384
Real Estate Investment Trusts (REITs)—2.0%
American Tower Corp.:
3.00% Sr. Unsec. Nts., 6/15/23	262,000	268,322
4.00% Sr. Unsec. Nts., 6/1/25	168,000	179,867
Brixmor Operating Partnership LP, 4.125% Sr. Unsec. Nts., 5/15/29	162,000	173,959
Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27	170,000	179,853
Equinix, Inc., 3.20% Sr. Unsec. Nts., 11/18/29	155,000	155,863
Essex Portfolio LP, 3.00% Sr. Unsec. Nts., 1/15/30	148,000	149,754
Healthcare Trust of America Holdings LP, 3.50% Sr. Unsec. Nts., 8/1/26	219,000	228,561
Healthpeak Properties, Inc., 3.00% Sr. Unsec. Nts., 1/15/30	297,000	298,102
Host Hotels & Resorts LP, 3.375% Sr. Unsec. Nts., 12/15/29	49,000	49,497
Kite Realty Group LP, 4.00% Sr. Unsec. Nts., 10/1/26	215,000	214,881
Regency Centers LP, 2.95% Sr. Unsec. Nts., 9/15/29	226,000	225,818
Spirit Realty LP, 3.20% Sr. Unsec. Nts., 1/15/27	209,000	209,296
Welltower, Inc., 2.70% Sr. Unsec. Nts., 2/15/27	140,000	140,567
		2,474,340
Thrifts & Mortgage Finance—0.1%
Nationwide Building Society, 3.96% [US0003M+185.5] Sr. Unsec. Nts., 7/18/30[1,2]	150,000	161,116
Health Care—3.8%
Biotechnology—0.9%
AbbVie, Inc.:
2.95% Sr. Unsec. Nts., 11/21/26[1]	113,000	114,864
3.20% Sr. Unsec. Nts., 11/21/29[1]	381,000	387,833
4.05% Sr. Unsec. Nts., 11/21/39[1]	128,000	135,731
4.875% Sr. Unsec. Nts., 11/14/48	131,000	150,256
Amgen, Inc., 4.563% Sr. Unsec. Nts., 6/15/48	89,000	103,332
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	133,000	159,711
		1,051,727
Health Care Equipment & Supplies—0.4%
Becton Dickinson & Co., 3.70% Sr. Unsec. Nts., 6/6/27	165,000	175,795
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	318,000	328,998
		504,793
Health Care Providers & Services—0.9%
Anthem, Inc., 3.125% Sr. Unsec. Nts., 5/15/22	315,000	322,874
Cigna Corp., 4.125% Sr. Unsec. Nts., 11/15/25	246,000	267,027
CVS Health Corp., 5.05% Sr. Unsec. Nts., 3/25/48	201,000	237,856
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	295,000	315,648
		1,143,405
Life Sciences Tools & Services—0.3%
IQVIA, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[1]	312,000	329,884

15      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Pharmaceuticals—1.3%
Allergan Funding SCS, 3.85% Sr. Unsec. Nts., 6/15/24	$302,000	$317,167
Bayer US Finance II LLC, 3.875% Sr. Unsec. Nts., 12/15/23[1]	313,000	328,537
Bristol-Myers Squibb Co., 3.40% Sr. Unsec. Nts., 7/26/29[1]	225,000	240,648
Elanco Animal Health, Inc., 4.90% Sr. Unsec. Nts., 8/28/28	137,000	149,021
Mylan, Inc., 3.125% Sr. Unsec. Nts., 1/15/23[1]	309,000	313,574
Takeda Pharmaceutical Co. Ltd., 5.00% Sr. Unsec. Nts., 11/26/28	159,000	185,152
		1,534,099
Industrials—3.8%
Aerospace & Defense—0.8%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	246,000	261,051
L3Harris Technologies, Inc., 3.85% Sr. Unsec. Nts., 6/15/23[1]	317,000	333,961
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	175,000	211,291
United Technologies Corp., 3.95% Sr. Unsec. Nts., 8/16/25	193,000	210,526
		1,016,829
Air Freight & Couriers—0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.65% Sr. Unsec. Nts., 7/29/21[1]	110,000	112,540
Airlines—0.5%
Delta Air Lines, Inc., 2.90% Sr. Unsec. Nts., 10/28/24	410,000	411,031
United Airlines 2019-2 Class AA Pass Through Trust, 2.70%, 5/1/32	149,000	149,748
		560,779
Building Products—0.4%
Fortune Brands Home & Security, Inc.:
3.25% Sr. Unsec. Nts., 9/15/29	154,000	155,848
4.00% Sr. Unsec. Nts., 9/21/23	297,000	313,837
		469,685
Commercial Services & Supplies—0.3%
Experian Finance plc, 2.75% Sr. Unsec. Nts., 3/8/30[1]	329,000	324,059
Industrial Conglomerates—0.4%
GE Capital International Funding Co. Unlimited Co., 3.373% Sr. Unsec. Nts., 11/15/25	163,000	169,792
General Electric Co., 2.70% Sr. Unsec. Nts., 10/9/22	320,000	324,359
		494,151
Machinery—0.3%
Ingersoll-Rand Luxembourg Finance SA, 3.80% Sr. Unsec. Nts., 3/21/29	152,000	163,157
nVent Finance Sarl, 4.55% Sr. Unsec. Nts., 4/15/28	162,000	168,107
		331,264
Professional Services—0.2%
IHS Markit Ltd., 4.125% Sr. Unsec. Nts., 8/1/23	198,000	210,636
Road & Rail—0.5%
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[1]	276,000	281,731
Ryder System, Inc., 2.50% Sr. Unsec. Nts., 9/1/24	310,000	311,520
		593,251

	Principal Amount	Value
Trading Companies & Distributors—0.3%
Air Lease Corp.:
3.25% Sr. Unsec. Nts., 3/1/25	$99,000	$101,905
3.625% Sr. Unsec. Nts., 4/1/27	106,000	109,907
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	201,000	207,138
		418,950
Information Technology—3.6%
Communications Equipment—0.5%
British Telecommunications plc, 4.50% Sr. Unsec. Nts., 12/4/23	201,000	216,359
Deutsche Telekom International Finance BV, 4.375% Sr. Unsec. Nts., 6/21/28[1]	149,000	166,327
Motorola Solutions, Inc., 4.60% Sr. Unsec. Nts., 2/23/28	241,000	261,371
		644,057
Electronic Equipment, Instruments, & Components—0.8%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	232,000	237,647
Corning, Inc., 5.45% Sr. Unsec. Nts., 11/15/79	85,000	93,237
FLIR Systems, Inc., 3.125% Sr. Unsec. Nts., 6/15/21	308,000	310,507
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	264,000	272,602
		913,993
IT Services—0.9%
DXC Technology Co., 4.75% Sr. Unsec. Nts., 4/15/27	241,000	259,502
Fidelity National Information Services, Inc., 4.25% Sr. Unsec. Nts., 5/15/28	162,000	181,361
Fiserv, Inc., 3.50% Sr. Unsec. Nts., 7/1/29	229,000	240,834
Global Payments, Inc., 3.20% Sr. Unsec. Nts., 8/15/29	153,000	156,358
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	190,000	200,802
5.25% Sr. Unsec. Nts., 4/1/25	99,000	109,335
		1,148,192
Semiconductors & Semiconductor Equipment—0.7%
Microchip Technology, Inc., 3.922% Sr. Sec. Nts., 6/1/21	316,000	323,205
NXP BV/NXP Funding LLC, 4.125% Sr. Unsec. Nts., 6/1/21[1]	292,000	299,420
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.875% Sr. Unsec. Nts., 6/18/26[1]	203,000	215,407
		838,032
Software—0.2%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	98,000	107,010
VMware, Inc., 3.90% Sr. Unsec. Nts., 8/21/27	161,000	168,487
		275,497
Technology Hardware, Storage & Peripherals—0.5%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	188,000	227,493
Dell International LLC/EMC Corp., 5.30% Sr. Sec. Nts., 10/1/29[1]	317,000	357,261
		584,754
Materials—1.9%
Chemicals—0.7%
Dow Chemical Co. (The), 3.625% Sr. Unsec. Nts., 5/15/26	207,000	217,788
Eastman Chemical Co., 3.50% Sr. Unsec. Nts., 12/1/21	126,000	129,246
Nutrien Ltd.:
4.875% Sr. Unsec. Nts., 3/30/20	41,000	41,271

16      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

	Principal Amount	Value
Chemicals (Continued)
Nutrien Ltd.: (Continued) 5.00% Sr. Unsec. Nts., 4/1/49	$84,000	$100,030
RPM International, Inc., 3.45% Sr. Unsec. Nts., 11/15/22	335,000	343,498
		831,833
Construction Materials—0.2%
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	161,000	167,120
Containers & Packaging—0.7%
International Paper Co., 4.35% Sr. Unsec. Nts., 8/15/48	83,000	88,252
Packaging Corp. of America, 3.65% Sr. Unsec. Nts., 9/15/24	273,000	286,956
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25	270,000	276,862
WRKCo, Inc., 3.90% Sr. Unsec. Nts., 6/1/28	191,000	202,748
		854,818
Metals & Mining—0.3%
Anglo American Capital plc, 3.625% Sr. Unsec. Nts., 9/11/24[1]	83,000	86,087
ArcelorMittal SA, 4.25% Sr. Unsec. Nts., 7/16/29	159,000	166,216
Newmont Goldcorp Corp., 2.80% Sr. Unsec. Nts., 10/1/29	154,000	152,670
		404,973
Telecommunication Services—1.2%
Diversified Telecommunication Services—0.7%
AT&T, Inc.:
4.30% Sr. Unsec. Nts., 2/15/30	238,000	264,636
4.35% Sr. Unsec. Nts., 6/15/45	126,000	135,866
4.50% Sr. Unsec. Nts., 3/9/48	135,000	149,188
Telefonica Emisiones SA, 4.103% Sr. Unsec. Nts., 3/8/27	90,000	97,401
Verizon Communications, Inc., 4.522% Sr. Unsec. Nts., 9/15/48	184,000	220,418
		867,509
Wireless Telecommunication Services—0.5%
T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	284,000	305,033
Vodafone Group plc, 3.75% Sr. Unsec. Nts., 1/16/24	313,000	331,040
		636,073

	Principal Amount	Value
Utilities—2.2%
Electric Utilities—1.4%
AEP Texas, Inc., 3.95% Sr. Unsec. Nts., 6/1/28[1]	$162,000	$176,088
Berkshire Hathaway Energy Co., 3.80% Sr. Unsec. Nts., 7/15/48	75,000	80,584
Duke Energy Corp., 3.75% Sr. Unsec. Nts., 9/1/46	65,000	67,140
Emera US Finance LP, 2.70% Sr. Unsec. Nts., 6/15/21	168,000	169,561
Enel Finance International NV, 2.875% Sr. Unsec. Nts., 5/25/22[1]	309,000	312,947
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	89,000	99,913
FirstEnergy Corp., 3.90% Sr. Unsec. Nts., 7/15/27	175,000	187,135
Fortis, Inc., 3.055% Sr. Unsec. Nts., 10/4/26	126,000	128,667
Mid-Atlantic Interstate Transmission LLC, 4.10% Sr. Unsec. Nts., 5/15/28[1]	162,000	177,228
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Nts., 5/1/21[1]	308,000	317,087
		1,716,350
Independent Power and Renewable Electricity Producers—0.1%
NRG Energy, Inc., 4.45% Sr. Sec. Nts., 6/15/29[1]	158,000	165,548
Multi-Utilities—0.7%
Ameren Corp., 2.50% Sr. Unsec. Nts., 9/15/24	209,000	210,855
CenterPoint Energy, Inc., 4.25% Sr. Unsec. Nts., 11/1/28	147,000	159,554
Dominion Energy, Inc., 2.715% Jr. Sub. Nts., 8/15/21[7]	203,000	204,571
PSEG Power LLC, 3.00% Sr. Unsec. Nts., 6/15/21	16,000	16,183
Sempra Energy, 3.40% Sr. Unsec. Nts., 2/1/28	173,000	179,281
		770,444
Total Corporate Bonds and Notes (Cost $53,119,956)		56,011,100

	Shares
Investment Company—17.9%
Invesco Liquid Assets Portfolio, Institutional Class, 1.71%[9] (Cost $21,545,511)	21,539,049	21,539,049
Total Investments, at Value (Cost $136,668,011)	115.1%	138,638,766
Net Other Assets (Liabilities)	(15.1)	(18,240,035)
Net Assets	100.0%	$120,398,731

Footnotes to Schedule of Investments

1. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2019 was $29,222,895, which represented 24.27% of the Fund’s Net Assets.

2. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,306,114 or 1.92% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $40,288 or 0.03% of the Fund’s net assets at period end.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Notes.

7. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

9. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of December 31, 2019.

17      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS Continued

Futures Contracts as of December 31, 2019
Description	Buy/Sell	Expiration Date	Number of Contracts		Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
United States Treasury Long Bonds	Buy	3/20/20	16	USD	2,550	$2,494,500	$(55,035)
United States Treasury Nts., 10 yr.	Buy	3/20/20	2	USD	259	256,844	(2,317)
United States Treasury Nts., 2 yr.	Buy	3/31/20	13	USD	2,804	2,801,500	(2,633)
United States Treasury Nts., 5 yr.	Sell	3/31/20	57	USD	6,785	6,760,735	24,377
United States Ultra Bonds	Buy	3/20/20	64	USD	12,009	11,626,000	(382,642)
							$(418,250)

Definitions
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
SOFRRATE	United States Secured Overnight Financing Rate
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

18      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2019

Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $115,122,500)	$117,099,717
Affiliated companies (cost $21,545,511)	21,539,049

138,638,766
Cash	713,933
Receivables and other assets:
Interest, dividends and principal paydowns	685,919
Variation margin receivable – futures contracts	291,776
Shares of beneficial interest sold	44,879
Other	50,556

Total assets	140,425,829
Liabilities
Payables and other liabilities:
Investments purchased	19,739,755
Shares of beneficial interest redeemed	49,216
Trustees’ compensation	47,685
Administration fee	46,373
Shareholder communications	37,953
Distribution and service plan fees	10,018
Transfer and shareholder servicing agent fees	2,490
Advisory fee	1,950
Other	91,658

Total liabilities	20,027,098
Net Assets	$120,398,731

Composition of Net Assets
Shares of beneficial interest	$117,906,505
Total distributable earnings	2,492,226

Net Assets	$120,398,731

Net Asset Value Per Share
Series I Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $73,159,597 and 9,227,786 shares of beneficial interest outstanding)	$7.93
Series II Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $47,239,134 and 6,043,668 shares of beneficial interest outstanding)	$7.82

See accompanying Notes to Financial Statements.

19      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2019

Investment Income
Interest — unaffiliated companies	$4,379,747
Dividends — affiliated companies	307,298

Total investment income	4,687,045
Expenses
Advisory fees	741,328
Administration fees	123,874
Distribution and service plan fees:
Series II shares	128,032
Transfer and shareholder servicing agent fees:
Series I shares	42,840
Series II shares	29,460
Shareholder communications:
Series I shares	26,947
Series II shares	18,451
Legal, auditing and other professional fees	56,694
Custodian fees and expenses	53,768
Trustees’ compensation	14,478
Borrowing fees	1,537
Other	8,625

Total expenses	1,246,034
Less waivers, reimbursement of expenses and offset arrangement(s)	(185,194)

Net expenses	1,060,840
Net Investment Income	3,626,205
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies (includes net losses from securities sold to affiliates of $4,165)	2,295,365
Affiliated companies	81
Futures contracts	2,286,681
Swap contracts	(494,599)

Net realized gain	4,087,528
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies	4,363,868
Affiliated companies	(6,462)
Futures contracts	(825,098)

Net change in unrealized appreciation/(depreciation)	3,532,308
Net Increase in Net Assets Resulting from Operations	$11,246,041

See accompanying Notes to Financial Statements.

20      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$3,626,205	$4,078,170
Net realized gain (loss)	4,087,528	(2,608,541)
Net change in unrealized appreciation/(depreciation)	3,532,308	(3,029,473)

Net increase (decrease) in net assets resulting from operations	11,246,041	(1,559,844)
Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Series I shares	(2,462,939)	(2,617,442)
Series II shares	(1,702,386)	(1,481,742)

Total distributions from distributable earnings	(4,165,325)	(4,099,184)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Series I shares	(6,004,640)	(3,043,103)
Series II shares	(1,997,752)	(2,488,899)

Total beneficial interest transactions	(8,002,392)	(5,532,002)
Net Assets
Total decrease	(921,676)	(11,191,030)
Beginning of period	121,320,407	132,511,437

End of period	$120,398,731	$121,320,407

See accompanying Notes to Financial Statements.

21      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS

Series I Shares	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$7.49	$7.83	$7.67	$7.71	$7.96
Income (loss) from investment operations:
Net investment income[1]	0.23	0.25	0.19	0.23	0.27
Net realized and unrealized gain (loss)	0.48	(0.33)	0.16	0.02	(0.19)

Total from investment operations	0.71	(0.08)	0.35	0.25	0.08
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.26)	(0.19)	(0.29)	(0.33)
Net asset value, end of period	$7.93	$7.49	$7.83	$7.67	$7.71

Total Return, at Net Asset Value[2]	9.53%	(1.02)%	4.59%	3.27%	0.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73,160	$74,929	$81,481	$83,405	$85,160
Average net assets (in thousands)	$74,141	$77,723	$83,239	$87,039	$89,919
Ratios to average net assets:[3]
Net investment income	2.99%	3.35%	2.38%	2.96%	3.46%
Expenses excluding specific expenses listed below	0.89%	0.87%	0.85%	0.84%	0.82%
Interest and fees from borrowings[4]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[5]	0.89%	0.87%	0.85%	0.84%	0.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Portfolio turnover rate[6,7]	93%	64%	86%	79%	73%

1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from fund fees and expenses were as follows:

Year Ended December 31, 2019	0.90%
Year Ended December 31, 2018	0.87%
Year Ended December 31, 2017	0.85%
Year Ended December 31, 2016	0.85%
Year Ended December 31, 2015	0.83%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2019	$488,722,598	$507,909,671
Year Ended December 31, 2018	$641,318,699	$653,537,737
Year Ended December 31, 2017	$679,964,368	$662,714,451
Year Ended December 31, 2016	$672,031,328	$673,808,454
Year Ended December 31, 2015	$697,962,198	$709,720,690

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

22      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

Series II Shares	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$7.39	$7.73	$7.57	$7.61	$7.86
Income (loss) from investment operations:
Net investment income[1]	0.21	0.23	0.16	0.21	0.25
Net realized and unrealized gain (loss)	0.47	(0.33)	0.17	0.02	(0.19)

Total from investment operations	0.68	(0.10)	0.33	0.23	0.06
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.24)	(0.17)	(0.27)	(0.31)
Net asset value, end of period	$7.82	$7.39	$7.73	$7.57	$7.61

Total Return, at Net Asset Value[2]	9.25%	(1.31)%	4.38%	3.05%	0.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,239	$46,391	$51,030	$53,350	$52,519
Average net assets (in thousands)	$51,196	$47,731	$52,525	$52,738	$54,016
Ratios to average net assets:[3]
Net investment income	2.75%	3.10%	2.13%	2.70%	3.21%
Expenses excluding specific expenses listed below	1.14%	1.12%	1.10%	1.09%	1.07%
Interest and fees from borrowings[4]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses[5]	1.14%	1.12%	1.10%	1.09%	1.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Portfolio turnover rate[6,7]	93%	64%	86%	79%	73%
1. Calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from fund fees and expenses were as follows:

Year Ended December 31, 2019	1.15%
Year Ended December 31, 2018	1.12%
Year Ended December 31, 2017	1.10%
Year Ended December 31, 2016	1.10%
Year Ended December 31, 2015	1.08%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2019	$488,722,598	$507,909,671
Year Ended December 31, 2018	$641,318,699	$653,537,737
Year Ended December 31, 2017	$679,964,368	$662,714,451
Year Ended December 31, 2016	$672,031,328	$673,808,454
Year Ended December 31, 2015	$697,962,198	$709,720,690

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

23      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer V.I. Total Return Bond Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Invesco Oppenheimer Total Return Bond Fund/VA (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Non-Service and Service shares received Series I and Series II shares of the Fund, respectively. Information for the Acquired Fund’s Non-Service and Service shares prior to the Reorganization is included with Series I and Series II, respectively, throughout this report.

The Fund’s investment objective is to seek total return.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations,

24      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.
D.	Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually to separate accounts of participating insurance companies. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.
E.	Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

25      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

H.	Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s

26      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

K.	Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.
L.	Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

M.	Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $1 billion	0.60%
Over $1 billion	0.50

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended December 31, 2019, the effective advisory fees incurred by the Fund was 0.59%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $295,210 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco

27      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.75% and 1.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2019, the Adviser waived advisory fees of $9,434 and reimbursed Fund expenses of $103,366 and $71,786 for Series I and Series II shares, respectively.

Prior to the Reorganization, OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Non-Service and Service shares to 0.75% and 1.00%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2019, Invesco was paid $10,679 for accounting and fund administrative services and was reimbursed $113,195 for fees paid to insurance companies. Additionally, Invesco has entered into service agreements whereby JP Morgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended December 31, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Series II shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI at an annual rate of 0.25% of the average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the class of shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own shares of such class. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended December 31, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

28      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$19,260,764	$—	$19,260,764
Mortgage-Backed Obligations	—	37,172,817	—	37,172,817
U.S. Government Obligations	—	4,655,036	—	4,655,036
Corporate Bonds and Notes	—	56,011,100	—	56,011,100
Investment Company	21,539,049	—	—	21,539,049

Total Investments, at Value	21,539,049	117,099,717	—	138,638,766
Other Financial Instruments:
Futures contracts	24,377	—	—	24,377

Total Assets	$21,563,426	$117,099,717	$—	$138,663,143

Other Financial Instruments:
Futures contracts	$(442,627)	$—	$—	$(442,627)

Total Liabilities	$(442,627)	$—	$—	$(442,627)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period January 1, 2019 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities purchases of $239,711 and securities sales of $119,907, which resulted in net realized losses of $(4,165). For the period May 25, 2019 to December 31, 2019, the Fund did not engage in transactions with affiliates.

Note 5 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of December 31, 2019:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest rate contracts Variation margin receivable		$24,377[1]	Variation margin payable	$442,627[1]

Total		$24,377		$442,627

1. Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

29      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

Effect of Derivative Investments for the Year Ended December 31, 2019

The tables below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total
Credit contracts	$—	$(494,599)	$(494,599)
Interest rate contracts	2,286,681	—	2,286,681

Total	$2,286,681	$(494,599)	$1,792,082

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$ (825,098)

The table below summarizes the year ended average notional value of futures contracts and swap agreements during the period.

	Futures contracts	Total return swap contracts
Average notional amount	$28,176,081	$5,188,809

Note 6 - Expense Offset Arrangement

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $608.

Note 7 - Trustee and Officer Fees and Benefits

Certain Trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 8 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 9 - Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2019 and 2018:

	2019	2018
Ordinary income	$4,165,325	$4,099,184

30      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

Tax Components of Net Assets at Period-End:

2019
Undistributed ordinary income	$3,718,739
Net unrealized appreciation - investments	1,970,348
Temporary book/tax differences	(46,077)
Capital loss carryforward	(3,150,785)
Shares of beneficial interest	117,906,506

Total net assets	$120,398,731

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2019, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$1,188,047	$1,962,738	$3,150,785

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 10 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2019 was $73,312,372 and $94,310,930, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $18,979,783 and $14,627,134, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$4,413,565
Aggregate unrealized (depreciation) of investments	(2,443,217)

Net unrealized appreciation of investments	$1,970,348

Cost of investments for tax purposes is $147,086,527.

Note 11 - Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns and income from swap agreements, on December 31, 2019, undistributed net investment income was increased by $128,389 and undistributed net realized gain (loss) was decreased by $128,389. This reclassification had no effect on the net assets of the Fund.

Note 12 - Share Information

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2019[1]		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount
Series I Shares
Sold	778,748	$6,072,746	1,820,955	$14,050,401
Dividends and/or distributions reinvested	320,278	2,462,939	353,708	2,617,442
Redeemed	(1,874,852)	(14,540,325)	(2,572,646)	(19,710,946)

Net increase (decrease)	(775,826)	$(6,004,640)	(397,983)	$(3,043,103)

31      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Year Ended December 31, 2019[1]		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount
Series II Shares
Sold	2,278,654	$17,388,336	1,451,512	$10,711,237
Dividends and/or distributions reinvested	224,293	1,702,386	202,701	1,481,742
Redeemed	(2,738,590)	(21,088,474)	(1,978,329)	(14,681,878)

Net increase (decrease)	(235,643)	$(1,997,752)	(324,116)	$(2,488,899)

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 52% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including, but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Note 13 - Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

32      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco Oppenheimer V.I. Total Return Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer V.I. Total Return Bond Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the “Fund”) as of December 31, 2019, the related statements of operations and of changes in net assets for the year ended December 31, 2019, including the related notes, and the financial highlights for the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and changes in its net assets for the year ended December 31, 2019 and the financial highlights for the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer V.I. Total Return Bond Fund (formerly known as Oppenheimer Total Return Bond Fund/VA) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 14, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

February 18, 2020

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

33      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2019:

Federal and State Income Tax

Corporate Dividends Received Deduction*	0.01%
U.S. Treasury Obligations*	0.43%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

34      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO SCHEDULE OF INVESTMENTS

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco. com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

35      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSON

Martin L. Flanagan [1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

36      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds

			229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229*	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

37      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	229	Federal Reserve Bank of Dallas

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort – 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

38      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS

Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

39      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

40      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	JPMorgan Chase Bank 4 Chase Metro Tech Center Brooklyn, NY 11245

41      INVESCO OPPENHEIMER V.I. TOTAL RETURN BOND FUND

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ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Jr. Robert C. Troccoli and James Vaughn are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the reporting period, PricewaterhouseCoopers LLC (“PwC”) advised the Audit Committee of the following matters for consideration under the SEC’s auditor independence rules. PwC advised the Audit Committee that a PwC Director, a PwC Manager and a PwC Senior Associate each held financial interests in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, (or with respect to the PwC Senior Associate was not aware until after the investments were confirmed as SEC exceptions), the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates (or with respect to the PwC Senior Associate, the services were performed by an individual who did not have decision-making responsibility for matters that materially affected the audit and were reviewed by team members at least two levels higher than the PwC Senior Associate), and the investments were not material to the net worth of each individual or their respective immediate family members which PwC considered in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. (“OFI”) for 83 open-end mutual funds and 20 exchange-traded funds (collectively, the “Oppenheimer Funds”). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the “New Invesco Funds”) that did not have pre-existing assets (together, the “Reorganizations”). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, “Invesco”) of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company (“MassMutual”), which was also consummated on May 24, 2019 (the “Acquisition”). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PwC completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. A retired PwC partner who receives a benefit from PwC that is not fully funded, served as a member of Audit Committee of the Boards of Trustees of certain Oppenheimer Funds prior to the Acquisition (the “Pre-Reorganization Relationship”).

Additionally, PwC provided certain non-audit services including, expert legal services to one Oppenheimer Fund, custody of client assets in connection with payroll services, a non-audit service performed pursuant to a success-based fee, non-audit services in which PwC acted as an advocate on behalf of a MassMutual foreign affiliate and certain employee activities undertaken in connection with the provision of non-audit services for MassMutual and certain MassMutual foreign affiliates (collectively, the “Pre-Reorganization Services”).

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre-Reorganization Relationship and Services have on PwC’s independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC’s ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 (“PwC’s Conclusion”).

The Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC’s Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances including the mitigating factors described below and, after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversee.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

•	none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;

•	PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC’s professional engagement period;

•

other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;

•

as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund’s financial statements was based upon OFI’s decision, and OFI management represented that the PwC service was not considered a significant component of its decision;

•

while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;

•

the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;

•	with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre-Reorganization Services affected the operations or financial reporting of the New Invesco Funds;

•

the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and

•	the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2019	Fees Billed for Services Rendered to the Registrant for fiscal year end 2018
Audit Fees	$977,878	$719,500
Audit-Related Fees	$0	$0
Tax Fees(1)	$576,844	$155,473
All Other Fees	$0	$0

Total Fees	$1,554,721	$874,973

(1)

Tax Fees for the fiscal year end December 31, 2019 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences. Tax Fees for fiscal year end December 31, 2018 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$690,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$690,000	$690,000

(1)	Audit-Related Fees for the fiscal years ended 2019 and 2018 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service,

the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $4,779,000 for the fiscal year ended December 31, 2019 and $4,240,000 for the fiscal year ended December 31, 2018 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $5,355,844 for the fiscal year ended December 31, 2019 and $4,395,473 for the fiscal year ended December 31, 2018.

PwC provided audit services to the Investment Company complex of approximately $34 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of February 12, 2020, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2020, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	February 27, 2020

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	February 27, 2020

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	February 27, 2020